SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2007

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
             (Exact name of registrant as specified in its charter)


             DELAWARE                     333-131374           20-0842986
----------------------------------   ------------------  ----------------------
   (State or Other Jurisdiction           (Commission       (I.R.S. Employer
         of Incorporation)               File Number)      Identification No.)

        383 MADISON AVENUE
        NEW YORK, NEW YORK                                      10179
----------------------------------                       ----------------------
     (Address of Principal                                    (Zip Code)
      Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)    Not applicable

         (b)    Not applicable

         (c)    Exhibits:

         4.1 Pooling and Servicing Agreement, dated as of April 1, 2007, among Bear Stearns Asset Backed Securities I LLC, as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation, as sponsor, and Citibank, N.A., as trustee.

         99.1   Swap Agreement, dated May 16, 2007, between Bear
Stearns Financial Products Inc. and Citibank, N.A. on the behalf of Bear Stearns Asset Backed Securities Trust 2007-2.

         1.1 Terms Agreement, dated May 14, 2007, between Bear, Stearns & Co. Inc. and Bear Stearns Asset Backed Securities LLC, to the Underwriting Agreement, dated April 17, 2006

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:/s/ Baron Silverstein
   -------------------------
Name:  Baron Silverstein
Title: Vice President

Dated:  June 8, 2007

                                  EXHIBIT INDEX


                Item 601 (a) of            Sequentially
Exhibit         Regulation S-K             Numbered
Number          Exhibit No.                Description
-------         --------------             -----------

4.1             4                          Pooling and Servicing Agreement

99.1            99                         Swap Agreement

1.1             1                          Terms Agreement to Underwriting
                                           Agreement

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC,

                                    Depositor

                            EMC MORTGAGE CORPORATION,

                                     Sponsor

                             WELLS FARGO BANK, N.A.,

                  Master Servicer and Securities Administrator

                                       and

                                 CITIBANK, N.A.,

                                     Trustee

                     --------------------------------------

                         POOLING AND SERVICING AGREEMENT

                            Dated as of April 1, 2007

                     --------------------------------------

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-2

                    ASSET-BACKED CERTIFICATES, SERIES 2007-2

                                                 TABLE OF CONTENTS

                                                                                                               Page
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
Article I. DEFINITIONS............................................................................................2
   Section 1.01         Defined Terms.............................................................................2

Article II. CONVEYANCE OF TRUST FUND REPRESENTATIONS AND WARRANTIES..............................................39
   Section 2.01         Conveyance of Trust Fund.................................................................39
   Section 2.02         Acceptance of the Mortgage Loans.........................................................42
   Section 2.03         Representations, Warranties and Covenants of the Master Servicer and the Sponsor.........44
   Section 2.04         Representations and Warranties of the Depositor..........................................53
   Section 2.05         Delivery of Opinion of Counsel in Connection with Substitutions and Repurchases..........54
   Section 2.06         Authentication and Delivery of Certificates..............................................55
   Section 2.07         Covenants of the Master Servicer.........................................................55
   Section 2.08         Lost Mortgage Notes Indemnity............................................................56
   Section 2.09         Purposes and Powers of the Trust.........................................................56

Article III. ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS...............................................57
   Section 3.01         The Master Servicer......................................................................57
   Section 3.02         REMIC-Related Covenants..................................................................58
   Section 3.03         Monitoring of Servicers..................................................................58
   Section 3.04         [Reserved]...............................................................................59
   Section 3.05         Power to Act; Procedures.................................................................59
   Section 3.06         Due-on-Sale Clauses; Assumption Agreements...............................................60
   Section 3.07         Release of Mortgage Files................................................................60
   Section 3.08         Documents, Records and Funds in Possession of the Master Servicer To Be Held for Trustee.61
   Section 3.09         Maintenance of Hazard Insurance..........................................................62
   Section 3.10         Presentment of Claims and Collection of Proceeds.........................................63
   Section 3.11         Maintenance of the Primary Mortgage Insurance Policies...................................63
   Section 3.12         Custodian to Retain Possession of Certain Insurance Policies and Documents...............63
   Section 3.13         Realization Upon Defaulted Mortgage Loans................................................64
   Section 3.14         Compensation for the Servicers and the Master Servicer...................................64
   Section 3.15         REO Property.............................................................................64
   Section 3.16         Annual Statement as to Compliance........................................................65
   Section 3.17         Assessments of Compliance and Attestation Reports  (a)...................................66
   Section 3.18         Reports Filed with Securities and Exchange Commission.(a) (i)............................68
   Section 3.19         [Reserved]...............................................................................77
   Section 3.20         Optional Purchase of Defaulted Mortgage Loans............................................78
   Section 3.21         [Reserved]...............................................................................78


   Section 3.22         Intention of the Parties and Interpretation..............................................78

Article IV. ACCOUNTS.............................................................................................79
   Section 4.01         Protected Accounts.......................................................................79
   Section 4.02         [Reserved]...............................................................................80
   Section 4.03         [Reserved]...............................................................................80
   Section 4.04         Distribution Account.....................................................................80
   Section 4.05         Permitted Withdrawals and Transfers from the Distribution Account........................81
   Section 4.06         The Swap Agreement; Supplemental Interest Trust..........................................84
   Section 4.07         [Reserved]...............................................................................88
   Section 4.08         Class P Reserve Account..................................................................88

Article V. DISTRIBUTIONS AND ADVANCES BY THE MASTER SERVICER.....................................................89
   Section 5.01         Advances.................................................................................89
   Section 5.02         Compensating Interest Payments...........................................................90
   Section 5.03         REMIC Distributions......................................................................90
   Section 5.04         Distributions............................................................................90
   Section 5.05         Allocation of Realized Losses............................................................94
   Section 5.06         Monthly Statements to Certificateholders.................................................95
   Section 5.07         REMIC Designations and Allocations.......................................................98
   Section 5.08         Basis Risk Reserve Fund.................................................................101

Article VI. THE CERTIFICATES....................................................................................102
   Section 6.01         The Certificates........................................................................102
   Section 6.02         Certificate Register; Registration of Transfer and Exchange of
                        Certificates............................................................................104
   Section 6.03         Mutilated, Destroyed, Lost or Stolen Certificates.......................................109
   Section 6.04         Persons Deemed Owners...................................................................110
   Section 6.05         Access to List of Certificateholders' Names and Addresses...............................110
   Section 6.06         Book-Entry Certificates.................................................................110
   Section 6.07         Notices to Depository...................................................................111
   Section 6.08         Definitive Certificates.................................................................111
   Section 6.09         Maintenance of Office or Agency.........................................................112
   Section 6.10         Appointment of Paying Agent and Certificate Registrar...................................112

Article VII. THE DEPOSITOR, THE MASTER SERVICER AND THE SPONSOR.................................................112
   Section 7.01         Respective Liabilities of the Depositor, the Master Servicer and the
                        Sponsor.................................................................................112
   Section 7.02         Merger or Consolidation of the Depositor, the Master Servicer or the Sponsor............112
   Section 7.03         Indemnification of the Trustee, the Master Servicer, the Securities
                        Administrator and Others................................................................113
   Section 7.04         Limitation on Liability of the Depositor, the Sponsor, the Master Servicer, the
                        Securities Administrator and Others.....................................................114
   Section 7.05         Limitation on Resignation of Master Servicer and EMC....................................114
   Section 7.06         Errors and Omissions Insurance; Fidelity Bonds..........................................115

                                       ii

Article VIII. DEFAULT; TERMINATION OF MASTER SERVICER...........................................................115
   Section 8.01         Events of Default.......................................................................115
   Section 8.02         Trustee to Act; Appointment of Successor................................................117
   Section 8.03         Notification to Certificateholders......................................................118

Article IX. CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR.............................................119
   Section 9.01         Duties of Trustee and Securities Administrator..........................................119
   Section 9.02         Certain Matters Affecting the Trustee and the Securities Administrator..................121
   Section 9.03         Trustee and Securities Administrator Not Liable for Certificates or Mortgage Loans......123
   Section 9.04         Trustee and Securities Administrator May Own Certificates...............................124
   Section 9.05         Trustee's and Securities Administrator's Fees and Expenses..............................124
   Section 9.06         Eligibility Requirements for Trustee, Securities Administrator and Paying Agent.........125
   Section 9.07         Insurance...............................................................................126
   Section 9.08         Resignation and Removal of Trustee, Securities Administrator and Paying Agent...........126
   Section 9.09         Successor Trustee, Securities Administrator or Successor Paying Agent...................127
   Section 9.10         Merger or Consolidation of Trustee, Securities Administrator or Paying Agent............128
   Section 9.11         Appointment of Co-Trustee or Separate Trustee...........................................128
   Section 9.12         Tax Matters.............................................................................129

Article X. TERMINATION..........................................................................................132
   Section 10.01        Termination upon Liquidation or Repurchase of the Mortgage Loans........................132
   Section 10.02        Final Distribution on the Certificates..................................................133
   Section 10.03        Additional Termination Requirements.....................................................134

Article XI. MISCELLANEOUS PROVISIONS............................................................................135
   Section 11.01        Amendment...............................................................................135
   Section 11.02        Recordation of Agreement; Counterparts..................................................136
   Section 11.03        Governing Law...........................................................................137
   Section 11.04        Intention of Parties....................................................................137
   Section 11.05        Notices.................................................................................138
   Section 11.06        Severability of Provisions..............................................................139
   Section 11.07        Assignment..............................................................................139
   Section 11.08        Limitation on Rights of Certificateholders..............................................139
   Section 11.09        Inspection and Audit Rights.............................................................140
   Section 11.10        Certificates Nonassessable and Fully Paid...............................................141
   Section 11.11        Third Party Rights......................................................................141

                                      iii


Exhibits
--------

Exhibit A-1                 Form of Class A Certificates
Exhibit A-2                 Form of Class M Certificates
Exhibit A-3                 Form of Class P Certificates
Exhibit A-4                 Form of Class B-IO Certificates
Exhibit A-5                 Form of Class R Certificates
Exhibit B                   Mortgage Loan Schedule
Exhibit C                   [Reserved]
Exhibit D                   Form of Transfer Affidavit
Exhibit E                   Form of Transferor Certificate
Exhibit F                   Form of Investment Letter (Non-Rule 144A)
Exhibit G                   Form of Rule 144A Investment Letter
Exhibit H                   Form of Request for Release
Exhibit I                   DTC Letter of Representations
Exhibit J                   Schedule of Mortgage Loans with Lost Notes
Exhibit K                   Form of Custodial Agreements
Exhibit L                   Servicing Criteria to be Addressed in Assessment of Compliance
Exhibit M-1                 Form of Back-Up Certification
Exhibit M-2                 Form of Certification for the Securities Administrator
Exhibit N                   Form of Swap Agreement
Exhibit O                   Form 10-D, Form 8-K and Form 10-K Reporting Responsibilities
Exhibit P                   Form of Additional Disclosure Notice

Schedules
---------

Schedule I                  Servicing Agreements
Schedule II                 Assignment, Assumptions and Recognition Agreements
Schedule III                [Reserved]

                 POOLING AND SERVICING AGREEMENT, dated as of April 1, 2007, among BEAR STEARNS ASSET BACKED SECURITIES I LLC, a Delaware limited liability company, as depositor (the "Depositor"), EMC MORTGAGE CORPORATION, a Delaware corporation, as sponsor (in such capacity, the "Sponsor"), WELLS FARGO BANK, N.A., a national banking association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator") and CITIBANK, N.A., a national banking association, as trustee (the "Trustee").

                              PRELIMINARY STATEMENT

                  The parties to this Agreement hereby create a common law trust pursuant to the laws of the State of New York. The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. As provided herein, the Securities Administrator on behalf of the Trustee shall make three separate real estate mortgage investment conduit (each a "REMIC") elections with respect to the Trust Fund for Federal income tax purposes.

                  The Trust Fund shall be named, and may be referred to as, the "Bear Stearns Asset Backed Securities Trust 2007-2." The Certificates issued hereunder may be referred to as "Asset-Backed Certificates Series 2007-2" (including for purposes of any endorsement or assignment of a Mortgage Note or Mortgage).

                  In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator, the Sponsor and the Trustee agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

                  Section 1.01 Defined Terms.

                  In addition to those terms defined in Section 1.02, whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  Accepted Master Servicing Practices: With respect to any Mortgage Loan those customary mortgage servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Master Servicer (except in its capacity as successor to a Servicer) or to the Trustee (in its capacity, if at all, as Successor Master Servicer).

                  Account: Each Protected Account, the Distribution Account, the Basis Risk Reserve Fund, the Class P Reserve Account, the Swap Account and the Swap Collateral Account.

                  Accrual Period: With respect to the Adjustable Rate Certificates and any Distribution Date, the period from and including the preceding Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date. All calculations of interest on the Adjustable Rate Certificates (including the Interest Rate Cap) will be made on the basis of the actual number of days elapsed in the related Accrual Period and in a 360-day year.

                  Additional Disclosure:  As defined in Section 3.18 (a).

                  Additional Form 10-D Disclosure: As defined in Section 3.18
(a).

                  Additional Form 10-K Disclosure: As defined in Section 3.18
(a).

                  Adjustable Rate Certificates: The Class A Certificates and the Class M Certificates.

                  Adjusted Rate Cap: With respect to each Class of Certificates, each Distribution Date and the related Due Period, the sum of (i) the scheduled Monthly Payments owed on the Mortgage Loans for such Due Period less the related Servicing Fees and the Master Servicing Fee and (ii) the Actual Monthly Payments received in excess of such scheduled Monthly Payments, expressed as a per annum rate calculated on the basis of the aggregate Stated Principal Balance of the Mortgage Loans for such Due Period and further reflecting the accrual of interest on an actual/360 basis.

                  Advance: An advance of delinquent payments of principal (other than in respect of delinquent payments of principal on any Simple Interest Loans) or interest in respect of a

Mortgage Loan required to be made by the applicable Servicer pursuant to the related Servicing Agreement, or by the Master Servicer pursuant to Section 5.01.

                  Affected Party:  As defined in the Swap Agreement.

                  Aggregate Early Principal Payment Amount: With respect to any Distribution Date the sum of all amounts of principal paid to the Class M-7 Certificates pursuant to clause eighth of Section 5.04(a)(iii).

                  Agreement: This Pooling and Servicing Agreement and any and all amendments or supplements hereto made in accordance with the terms herein.

                  Amount Held for Future Distribution: As to any Distribution Date, the aggregate amount held in the Distribution Account at the close of business on the immediately preceding Determination Date on account of (i) all Scheduled Payments or portions thereof received in respect of the Mortgage Loans due after the related Due Period and (ii) Principal Prepayments, Liquidation Proceeds, Insurance Proceeds and Subsequent Recoveries received in respect of such Mortgage Loans after the last day of the related Prepayment Period or Liquidation Period, as applicable.

                  Annual Statement of Compliance:  As defined in Section 3.16.

                  Applicable Written Notice: For purposes of Section 8.01, written notice to the Master Servicer by the Trustee or the Depositor, or to the Trustee and the Master Servicer by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates.

                  Applied Realized Loss Amount: With respect to any Distribution Date and each Class of Offered Certificates, the sum of the Realized Losses with respect to the Mortgage Loans, equal to the amount, if any, by which (i) the aggregate Certificate Principal Balance of all of the Certificates (after all distributions of principal on such Distribution Date) exceeds (ii) the aggregate Stated Principal Balance of all of the Mortgage Loans as of the last day of the preceding calendar month, which are to be applied in reduction of the Certificate Principal Balance of that Class of Certificates, and which on any such Distribution Date shall be applied, first, to the Class M-7 Certificates, the Class M-6 Certificates, the Class M-5 Certificates, the Class M-4 Certificates, the Class M-3 Certificates, the Class M-2 Certificates and the Class M-1 Certificates, in that order, in each case until the respective Certificate Principal Balance thereof has been reduced to zero, and then, to each Class of Class A Certificates, pro rata, until the Certificate Principal Balance of each such class has been reduced to zero.

                  Appraised Value: With respect to any Mortgage Loan originated in connection with a refinancing, the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing or, with respect to any other Mortgage Loan, the appraised value of the Mortgaged Property based upon the appraisal made by a fee appraiser at the time of the origination of the related Mortgage Loan.

                  Assessment of Compliance:  As defined in Section 3.17.

                  Assumption Agreement: Any Assignment, Assumption and Recognition Agreement or comparable document transferring or acknowledging the transfer of a Servicing Agreement to the Trust set forth on Schedule II hereto.

                  Attesting Party:  As defined in Section 3.17.

                  Attestation Report:  As defined in Section 3.17.

                  Back-Up Certification:  As defined in Section 3.18(a)(iii).

                  Balloon Loan: A Mortgage Loan, identified as such on the Mortgage Loan Schedule, where the related Mortgage Note provides for lowered payments of principal over the life of such Mortgage Loan and a larger payment of principal than is usual at its stated maturity.

                  Bankruptcy Code:  Title 11 of the United States Code.

                  Basis Risk Reserve Fund: The fund maintained as described in
Section 5.07.

                  Basis Risk Shortfall: As of any Distribution Date and for any Class of Adjustable Rate Certificates, the excess of (i) the amount of Current Interest that such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate been calculated without regard to the Interest Rate Cap; over (ii) the sum of interest for such Class, calculated at the applicable Interest Rate Cap for such Distribution Date.

                  Basis Risk Shortfall Carry Forward Amount: As of any Distribution Date and for any Class of Adjustable Rate Certificates, the sum of:
(i) if on such Distribution Date the applicable Pass-Through Rate for such Class is based upon the applicable Interest Rate Cap, the applicable Basis Risk Shortfall; and (ii) the Basis Risk Shortfall for all previous Distribution Dates not previously paid (including interest accrued thereon at the applicable Pass-Through Rate for the Accrual Period with respect to each such prior Distribution Date).

                  Book-Entry Certificates: Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with the Depository (directly, as a "Depository Participant", or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 6.06). As of the Closing Date, each Class of Regular Certificates (other than the Class P Certificates and the Class B-IO Certificates) constitutes a Class of Book-Entry Certificates.

                  Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in The City of New York, New York, or the States of Maryland, Minnesota or Texas, or, if different, the city in which the Corporate Trust Office of the Trustee or the principal office of the Securities Administrator, the Master Servicer or of a Servicer is located are authorized or obligated by law or executive order to be closed.

                  Cede:  Cede & Co., or its successors in interest.

                  Certificate: Any one of the certificates of any Class executed by the Securities Administrator and authenticated by the Certificate Registrar in substantially the forms attached hereto as Exhibits A-1 through A-5.

                  Certificate Margin: Reference to any of the Class A-1 Margin, the Class A-2 Margin, the Class A-3 Margin, the Class M-1 Margin, the Class M-2 Margin, the Class M-3 Margin, the Class M-4 Margin, the Class M-5 Margin, the Class M-6 Margin or the Class M-7 Margin.

                  Certificate Notional Balance: As to the Class B-IO Certificates and any Distribution Date, the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and prepayments received during the related Prepayment Period) .

                  Certificate Owner: With respect to a Book-Entry Certificate, the Person that is the beneficial owner of such Book-Entry Certificate.

                  Certificate Principal Balance: As to any Certificate (other than any Class P Certificates, Class B-IO Certificate or Residual Certificate) and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate on the Closing Date, reduced by the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to Section 5.04, and (ii) in the case of any Offered Certificate, any Applied Realized Loss Amounts allocated to such Certificate on previous Distribution Dates, and increased by (iii) in the case of each such Class of Offered Certificates, the amount of any Net Deferred Interest allocated thereto on such Distribution Date and on any previous Distribution Dates, and (iv) in the case of each such Class of Offered Certificates, any Subsequent Recoveries allocated to such Class on previous Distribution Dates pursuant to Section 5.04A. References herein to the Certificate Principal Balance of a Class of Certificates shall mean the Certificate Principal Balances of all Certificates in such Class.

                  Certificate Register: The register maintained pursuant to
Section 6.02 hereof.

                  Certificate Registrar: The Securities Administrator or any successor certificate registrar appointed hereunder.

                  Certificate Registrar Office: The office of the Certificate Registrar located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: BSABS 2007-2.

                  Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register (initially, Cede & Co., as nominee for the Depository, in the case of any Book-Entry Certificates).

                  Certification Parties:  As defined in Section 3.18(a)(iii)(D).

                  Certifying Person:  As defined in Section 3.18(a)(iii)(D).

                  Class: All Certificates bearing the same Class designation as set forth in Section 6.01 hereof.

                  Class A Certificates: The Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates.

                  Class A Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of (i) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 35.40% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and prepayments received during the related Prepayment Period) and
(b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

                  Class A-1 Certificate: Any Certificate designated as a "Class A-1 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, representing the right to its Percentage Interest of distributions provided for the Class A-1 Certificates as set forth herein.

                  Class A-1 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 0.190% per annum and (ii) thereafter, 0.380% per annum.

                  Class A-1 Pass-Through Rate: On any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class A-1 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

                  Class A-2 Certificate: Any Certificate designated as a "Class A-2 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, representing the right to its Percentage Interest of distributions provided for the Class A-2 Certificates as set forth herein.

                  Class A-2 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 0.320% per annum and (ii) thereafter, 0.640% per annum.

                  Class A-2 Pass-Through Rate: On any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class A-2 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

                  Class A-3 Certificate: Any Certificate designated as a "Class A-3 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, representing the right to its Percentage Interest of distributions provided for the Class A-3 Certificates as set forth herein.

                  Class A-3 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 0.450% per annum and (ii) thereafter, 0.900% per annum.

                  Class A-3 Pass-Through Rate: On any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class A-3 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

                  Class B-IO Certificate: Any Certificate designated as a "Class B-IO Certificate" on the face thereof, in the form of Exhibit A-4 hereto, representing the right to its Percentage Interest of distributions provided for the Class B-IO Certificates herein.

                  Class B-IO Distribution Amount: With respect to any Distribution Date, the amount allocable to the Class B-IO Certificates as provided in Section 5.04 and Section 5.07(e), for such Distribution Date and all prior Distribution Dates, less the aggregate of all amounts distributed (or deemed distributed) in accordance with Section 5.04 and Section 5.07(e) with respect to the Class B-IO Certificates on prior Distribution Dates.

                  Class M Certificates: The M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates.

                  Class M-1 Certificate: Any Certificate designated as a "Class M-1 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-1 Certificates as set forth herein.

                  Class M-1 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 0.650% per annum and (ii) thereafter, 0.975% per annum.

                  Class M-1 Pass-Through Rate: For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-1 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

                  Class M-1 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of (i) the sum of the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for that Distribution Date) and the Certificate Principal Balance of the related Class M-1 Certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 53.90% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

                  Class M-2 Certificate: Any Certificate designated as a "Class M-2 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-2 Certificates as set forth herein.

                  Class M-2 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 0.700% per annum and (ii) thereafter, 1.050% per annum.

                  Class M-2 Pass-Through Rate: For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-2 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

                  Class M-2 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of (i) the sum of the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount for that Distribution Date) and the Certificate Principal Balance of the Class M-2 Certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 58.90% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

                  Class M-3 Certificate: Any Certificate designated as a "Class M-3 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-3 Certificates as set forth herein.

                  Class M-3 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 1.650% per annum and (ii) thereafter, 2.475% per annum.

                  Class M-3 Pass-Through Rate: For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-3 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

                  Class M-3 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of (i) the sum of the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount for that Distribution Date) and the Certificate Principal Balance of the Class M-3 Certificates immediately prior to that Distribution Date over (ii) the lesser of (a) 67.60% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

                  Class M-4 Certificate: Any Certificate designated as a "Class M-4 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-4 Certificates as set forth herein.

                  Class M-4 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 2.250% per annum and (ii) thereafter, 3.375% per annum.

                  Class M-4 Pass-Through Rate: For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-4 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

                  Class M-4 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-3 Certificates (after taking into account distributions of the Class M-3 Principal Distribution Amount for that Distribution Date) and the Certificate Principal Balance of the Class M-4 Certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 71.80% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

                  Class M-5 Certificate: Any Certificate designated as a "Class M-5 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-5 Certificates as set forth herein.

                  Class M-5 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 2.250% per annum and (ii) thereafter, 3.375% per annum.

                  Class M-5 Pass-Through Rate: For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-5 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

                  Class M-5 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-3 Certificates (after taking into account distributions of the Class M-3 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-4 Certificates (after taking into account distributions of the Class M-4 Principal Distribution Amount for that Distribution Date) and the Certificate Principal Balance of the Class M-5 Certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 76.00% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due

Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) and
(b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

                  Class M-6 Certificate: Any Certificate designated as a "Class M-6 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-6 Certificates as set forth herein.

                  Class M-6 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 2.250% per annum and (ii) thereafter, 3.375% per annum.

                  Class M-6 Pass-Through Rate: For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-6 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

                  Class M-6 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-3 Certificates (after taking into account distributions of the Class M-3 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-4 Certificates (after taking into account distributions of the Class M-4 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-5 Certificates (after taking into account distributions of the Class M-5 Principal Distribution Amount for that Distribution Date) and the Certificate Principal Balance of the Class M-6 Certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 79.70% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

                  Class M-7 Certificate: Any Certificate designated as a "Class M-7 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-7 Certificates as set forth herein.

                  Class M-7 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 2.250% per annum and (ii) thereafter, 3.375% per annum.

                  Class M-7 Pass-Through Rate: For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-7 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

                  Class M-7 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-3 Certificates (after taking into account distributions of the Class M-3 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-4 Certificates (after taking into account distributions of the Class M-4 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-5 Certificates (after taking into account distributions of the Class M-5 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-6 Certificates (after taking into account distributions of the Class M-6 Principal Distribution Amount for that Distribution Date) and the Certificate Principal Balance of the Class M-7 Certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 87.20% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

                  Class P Certificates: Any Certificate designated as a "Class P Certificate" on the face thereof, in the form of Exhibit A-3 hereto, representing the right to its Percentage Interest of distributions provided for the Class P Certificates herein.

                  Class P Reserve Account: The reserve account established and maintained by the Securities Administrator pursuant to Section 4.08.

                  Class R-1 Certificate: Any Certificate designated as a "Class R-1 Certificate" on the face thereof, in substantially the form set forth in Exhibit A-5 hereto, and evidencing ownership of the residual interest in REMIC I and representing the right to the Percentage Interest of distributions provided for the Class R-1 Certificate as set forth herein.

                  Class R-2 Certificate: Any Certificate designated as a "Class R-2 Certificate" on the face thereof, in substantially the form set forth in Exhibit A-5 hereto, and evidencing ownership of the residual interest in REMIC II and representing the right to the Percentage Interest of distributions provided for the Class R-2 Certificate as set forth herein.

                  Class R-X Certificate: Any Certificate designated as a "Class R-X Certificate" on the face thereof, in substantially the form set forth in Exhibit A-5 hereto, and evidencing ownership of the residual interest in REMIC III and representing the right to the Percentage Interest of distributions provided for the Class R-X Certificate as set forth herein.

                  Closing Date:  May 16, 2007.

                  Code: The Internal Revenue Code of 1986, as amended, including any successor or amendatory provisions.

                  Combined Loan-to-Value Ratio: The fraction, expressed as a percentage, the numerator of which is the sum of (x) the original principal balance of the related Mortgage Loan and (y) the outstanding principal balance at the date of origination of the Mortgage Loan of any senior mortgage loan, and the denominator of which is the Appraised Value of the related Mortgaged Property.
                  Compensating Interest: With respect to any Mortgage Loan and any Distribution Date, an amount, not to exceed the related Servicing Fee, to be applied by the related Servicer pursuant to the related Servicing Agreement to the payment of a Prepayment Interest Shortfall on such Mortgage Loan or by the Master Servicer pursuant to Section 5.02 hereof.

                  Corporate Trust Office: The designated office of the Trustee where at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 388 Greenwich Street, 14th Floor, New York, New York 10013 Attention: Structured Finance Agency & Trust--BSABS 2007-2, or at such other address as the Trustee may designate from time to time. With respect to the Certificate Registrar and the presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention:
Corporate Trust, BSABS 2007-2, and for all other purposes, P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), Attention: Corporate Trust, BSABS 2007-2.

                  Credit Enhancement Percentage: With respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Subordinate Certificates, plus
(ii) any Overcollateralization Amount (in each case after taking into account distribution of the Principal Distribution Amount on such Distribution Date), by
(y) the aggregate Stated Principal Balances of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and prepayments received during the related Prepayment Period).

                  Current Interest: As of any Distribution Date, with respect to each Class of Certificates (other than the Class P Certificates, Class B-IO Certificates and Residual Certificates), (i) the interest accrued on the Certificate Principal Balance, during the related Accrual Period at the applicable Pass-Through Rate plus any amount previously distributed with respect to interest for such Certificate that has been recovered as a voidable preference by a trustee in bankruptcy, minus, to the extent allocated to such Class, (ii) the sum of (a) any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by Compensating Interest, (b) any shortfalls resulting from application of the Relief Act or similar state laws during the related Due Period and (c) any Net Deferred Interest for such Distribution

Date. For purposes of calculating Current Interest for any such Class, amounts specified in clause (ii) hereof for any such Distribution Date shall be allocated first to the Class B-IO Certificates and the Residual Certificates in reduction of amounts otherwise distributable to such Certificates on such Distribution Date and then any excess shall be allocated to each Class of Certificates, pro rata, based on the respective amounts of interest accrued pursuant to clause (i) hereof for each such Class on such Distribution Date.

                  Custodial Agreement: The Custodial Agreement, dated as of May 16, 2007, among the Trustee, the Depositor, the Sponsor, the Master Servicer, the Securities Administrator and the Custodian thereunder, as amended or supplemented from time to time, in substantially the form of Exhibit K hereto.

                  Custodian: Wells Fargo Bank, N.A., as custodian and agent for the Trustee with respect to the Mortgage Loans and related Mortgage Files held by Wells Fargo Bank, N.A. pursuant to the Custodial Agreement

                  Cut-off Date:  The close of business on April 1, 2007.

                  Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date after application of all Principal Prepayments received prior to the Cut-off Date and, except with respect to any Simple Interest Loans, scheduled payments of principal due on or before the Cut-off Date, whether or not received but without giving effect to any installments of principal received in respect of Due Dates after the Cut-off Date. The aggregate Cut-off Date Principal Balance of the Mortgage Loans is $294,650,134.15.

                  Defaulting Party :  As defined in the Swap Agreement.

                  Deferred Interest: With respect to any negatively amortizing Mortgage Loan, the excess of the amount of interest due on such negatively amortizing Mortgage Loan over the interest portion of the scheduled payment due thereon, which is permitted under the terms of the related Mortgage Note to be added to the principal of the Mortgage Note.

                  Definitive Certificates:  As defined in Section 6.06.

                  Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

                  Delinquency Event: A Delinquency Event shall have occurred and be continuing if at any time, (x) the three-month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the Mortgage Loans that are 60 days or more Delinquent or are in bankruptcy or foreclosure or are REO Properties, and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and prepayments received during the related Prepayment period) equals or exceeds (y) 18.00% of the Credit Enhancement Percentage.

                  Delinquent: A Mortgage Loan is "delinquent" if any payment due thereon is not made pursuant to the terms of such Mortgage Loan by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

                  Denomination: With respect to the Certificates, the amount set forth on the face thereof as, in the case of an Offered Certificate, the "Initial Principal Balance of this Certificate," and, in the case of a Class B-IO Certificate, as the "Initial Principal Balance (Notional) of this Certificate."

                  Depositor: Bear Stearns Asset Backed Securities I LLC, a Delaware limited liability company, or its successor in interest.

                  Depositor Information:   As defined in Section 3.18(b).

                  Depository: The initial Depository shall be DTC, the nominee of which is Cede, or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

                  Depository Agreement: With respect to the Class of Book-Entry Certificates, the agreement between the Trust and the initial Depository, dated May 15, 2007, substantially in the form of Exhibit I.

                  Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  Determination Date: With respect to any Distribution Date and Servicer, the date specified in the related Servicing Agreement.

                  Distribution Account: The separate Eligible Account created and maintained by the Paying Agent pursuant to Section 4.04 in the name of the Trustee for the benefit of the Certificateholders and designated "Citibank, N.A., in trust for registered holders of Bear Stearns Asset Backed Securities Trust 2007-2, Asset-Backed Certificates, Series 2007-2". Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

                  Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in May 2007.

                  DTC: The Depository Trust Company, or its successors in interest.

                  Due Date: As to any Mortgage Loan (other than a Simple Interest Loan), the date in each month on which the related Scheduled Payment is due, as set forth in the related Mortgage Note, and with respect to any Simple Interest Loans, the last day of the immediately preceding Prepayment Period, if its Scheduled Payment is due during such Prepayment Period.

                  Due Period: With respect to any Distribution Date and any Mortgage Loan (other than any Simple Interest Loan), the period from the second day of the calendar month preceding the calendar month in which such Distribution Date occurs through close of business on the first day of the calendar month in which such Distribution Date occurs, and with respect to any Simple Interest Loans, the calendar month immediately preceding the month in which such Distribution Date occurs.

                  Early Principal Payment Amount: With respect to any Distribution Date the lesser of (a) the Certificate Principal Balance of the Class M-7 Certificates on such Distribution Date, after taking into account distributions of principal and Extra Principal Distribution Amount made pursuant to Section 5.04(a)(ii) and clause third of Section 5.04(a)(i), and (b) 100% of the remaining Excess Cashflow after the distributions set forth in clauses first through seventh under Section 5.04(a)(iii).

                  Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations and short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company, but only if Moody's is not a Rating Agency) are rated by each Rating Agency in one of its two highest long-term and its highest short-term rating, respectively (or, if S&P is a Rating Agency, in its highest long-term and one of its two highest short-term ratings, respectively,) at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (iv) any other account acceptable to the Rating Agencies. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Securities Administrator or the Master Servicer.

                  EMC:  EMC Mortgage Corporation, a Delaware corporation.

                  ERISA: The Employee Retirement Income Security Act of 1974, as amended.

                  ERISA Restricted Certificate: Each Class of Certificates other than the Class A Certificates.

                  Event of Default:  As defined in Section 8.01 hereof.

                  Excess Cashflow: With respect to any Distribution Date, an amount, if any, equal to the sum of (a) the Excess Overcollateralization Amount and (b) the Remaining Excess Spread, in each case for such Distribution Date.

                  Excess Liquidation Proceeds: To the extent not required by law to be paid to the related Mortgagor, the excess, if any, of any Liquidation Proceeds with respect to a Mortgage Loan over the Stated Principal Balance of such Mortgage Loan and accrued and unpaid interest at the related Mortgage Rate through the last day of the month in which the Mortgage Loan has been liquidated.

                  Excess Overcollateralization Amount: With respect to any Distribution Date, the lesser of (i) Principal Funds and (ii) the excess, if any, of the Overcollateralization Amount over the Specified
Overcollateralization Amount for such Distribution Date.

                  Excess Spread: With respect to any Distribution Date, the excess, if any, of (i) Interest Funds for such Distribution Date over (ii) the sum of (a) Current Interest on the Certificates and (b) Interest Carry Forward Amounts on the Class A Certificates for such Distribution Date.

                  Exchange Act: The Securities Exchange Act of 1934, as amended.

                  Extra Principal Distribution Amount: With respect to any Distribution Date, the lesser of (i) the excess, if any, of the Specified Overcollateralization Amount for such Distribution Date over the Overcollateralization Amount for such Distribution Date and (ii) the Excess Spread for such Distribution Date.

                  Fannie Mae: Fannie Mae (also known as Federal National Mortgage Association), or any successor thereto.

                  FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

                  FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

                  Fiscal Quarter: December 1 through the last day of February, March 1 through May 31, June 1 through August 31, or September 1 through November 30, as applicable.

                  Fitch:  Fitch Ratings.

                  Freddie Mac: Freddie Mac (also known as Federal Home Loan Mortgage Corporation), or any successor thereto.

                  Gross Margin: With respect to each Mortgage Loan that bears an adjustable rate of interest, the fixed percentage set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule which percentage is added to the related Index on each Interest Adjustment Date to determine (subject to rounding, the Minimum Lifetime Mortgage Rate, the Maximum Lifetime Mortgage Rate and the Periodic Rate Cap, each as applicable) the Mortgage Rate until the next succeeding Interest Adjustment Date.

                  Indemnified Persons: The Trustee, the Master Servicer, the Sponsor, the Depositor, the Custodian and the Securities Administrator and their officers, directors, agents and employees and, with respect to the Trustee, any separate co-trustee and its officers, directors, agents and employees.

                  Index: With respect to each Mortgage Loan that bears an adjustable rate of interest, the index set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, by reference to which the related Mortgage Rate will be adjusted from time to time.

                  Initial Certificate Principal Balance: With respect to any Certificate, the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

                  Initial Overcollateralization Amount:  $18,858,134.15.

                  Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect with respect to such Mortgage Loan, including any replacement policy or policies for any such insurance policies.

                  Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Insurance Policy, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that such Servicer would follow in servicing mortgage loans held for its own account, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses and exclusive of Subsequent Recoveries.

                  Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

                  Interest Carry Forward Amount: As of any Distribution Date and with respect to each Class of Certificates (other than the Class P Certificates, the Class B-IO Certificates and the Residual Certificates), the sum of (i) the excess of (a) the Current Interest for such Class with respect to prior Distribution Dates over (b) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates and (ii) interest thereon (to the extent permitted by applicable law) at the applicable Pass-Through Rate for such Class for the related Accrual Period including the Accrual Period relating to such Distribution Date.

                  Interest Determination Date: With respect to each Adjustable Rate Certificate, for the first Accrual Period, May 14, 2007, and with respect to any Accrual Period thereafter, the second LIBOR Business Day preceding the commencement of such Accrual Period.

                  Interest Funds: For any Distribution Date (i) the sum, without duplication, of the following amounts: (a) all interest received during the related Due Period with respect to the Mortgage Loans less the related Servicing Fee, and Master Servicing Fee referred to in clause (ii) of the definition thereof, (b) all Advances relating to interest with respect to the Mortgage Loans made on or prior to the related Master Servicer Advance Date, (c) all Compensating Interest with respect to the related Mortgage Loans and required to be remitted pursuant to the related Servicing Agreement or this Agreement with respect to such Distribution Date, (d) Liquidation Proceeds with respect to the related Mortgage Loans collected during the related Liquidation Period (to the extent such Liquidation Proceeds relate to interest), (e) all amounts relating to interest with respect to each related Mortgage Loan repurchased by the Sponsor pursuant to Sections 2.02, 2.03 and 3.20, and (f) all amounts in respect of interest paid by EMC pursuant to Section 10.01, in each case to the extent remitted by the Master Servicer to the Distribution Account pursuant to this Agreement, minus (ii) the sum of (a) all amounts relating to interest reimbursed pursuant to Sections 4.05 and (b) any Net Swap Payments or Swap Termination Payments (not due to a Swap Provider Trigger Event and other than to the extent already paid by the Swap Administrator from any upfront payment received pursuant to any replacement interest rate swap agreements that may be entered into by the Supplemental Interest Trust Trustee) owed to the Swap Administrator for payment to the Swap Provider.

                  Interest Rate Adjustment Date: With respect to each Mortgage Loan that bears an adjustable rate of interest, the date set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, on which the related Mortgage Rate is subject to adjustment.

                  Interest Rate Cap: For any Distribution Date and the Adjustable Rate Certificates, the excess of (A) the weighted average of the Net Mortgage Rates of the Mortgage Loans, adjusted to reflect the accrual of interest based on the actual number of days elapsed in the related Accrual Period divided by 360, over (B) the sum of (1) the Net Swap Payment payable to the Swap Provider, and (2) any Swap Termination Payment not due to a Swap Provider Trigger Event payable to the Swap Provider on such Distribution Date (other than to the extent already paid by the Swap Administrator from any upfront payment received pursuant to any replacement interest rate swap agreement that may be entered into by the Supplemental Interest Trust Trustee), divided by the outstanding Stated Principal Balance of the Mortgage Loans as of the related Due Date prior to giving effect to any reduction in the Stated Principal Balances of the Mortgage Loans on such Due Date, multiplied by 12.

                  Latest Possible Maturity Date: For the Offered Certificates, the Class P Certificates, the Class B-IO Certificates and the Residual Certificates, the Distribution Date in May 2037. For purposes of the Treasury Regulations under Code section 860A through 860G, the latest possible maturity date of each regular interest issued by REMIC I, REMIC II and REMIC III shall be the Latest Possible Maturity Date.

                  LIBOR Business Day: Any day on which banks in the London, England and New York City, U.S.A. are open and conducting transactions in foreign currency and exchange.

                  Liquidated Loan: With respect to any Distribution Date, a defaulted Mortgage Loan that has been liquidated through deed-in-lieu of foreclosure, foreclosure sale, trustee's sale or other realization as provided by applicable law governing the real property subject to the related Mortgage and any security agreements and as to which the related Servicer has certified to the Master Servicer during the prior calendar month that it has received all amounts it expects to receive in connection with such liquidation.

                  Liquidation Period: With respect to any Distribution Date, the monthly or other related period preceding such Distribution Date described in the related Servicing Agreement in which any Liquidation Proceeds are collected and remitted on the related Servicer Remittance Date.

                  Liquidation Proceeds: Amounts, other than Insurance Proceeds and Subsequent Recoveries, received in connection with the partial or complete liquidation of a Mortgage Loan, whether through trustee's sale, foreclosure sale or otherwise, or in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received with respect to an REO Property, less the sum of related unreimbursed Advances, Servicing Fees and Servicing Advances and all expenses of liquidation, including property protection expenses and foreclosure and sale costs, including court and reasonable attorney's fees.

                  Master Servicer: Wells Fargo Bank, N.A., a national banking association, in its capacity as master servicer hereunder, and its successors and assigns.

                  Master Servicer Advance Date: As to any Distribution Date, the Business Day immediately preceding such Distribution Date.

                  Master Servicer Information: As defined in Section 3.18(b).

                  Master Servicing Fee: For any Distribution Date, the sum of
(i) all income and gain, net of losses, realized from any investment of funds in the Distribution Account since the prior Distribution Date and (ii) with respect to each Mortgage Loan, an amount equal to 1/12th of the Master Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the close of business on the first day of the month immediately preceding the month in which such Distribution Date occurs.

                  Master Servicing Fee Rate: For each Distribution Date, 0.0225% per annum of the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the month immediately preceding such Distribution Date.

                  Maximum Lifetime Mortgage Rate: As to each Mortgage Loan that bears an adjustable rate of interest, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the maximum level to which a Mortgage Rate can adjust in accordance with its terms, regardless of the change in the applicable Index.

                  MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

                  MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

                  MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

                  Minimum Lifetime Mortgage Rate: As to each Mortgage Loan that bears an adjustable rate of interest, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the minimum level to which a Mortgage Rate can adjust in accordance with its terms, regardless of the change in the applicable Index.

                  MOM Loan: Any Mortgage Loan as to which, at origination thereof, MERS acts as the mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

                  Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 5.05.

                  Moody's: Moody's Investors Service, Inc.

                  Mortgage: The mortgage, deed of trust or other instrument creating a first lien on or first priority ownership interest, or creating a second lien on or second priority ownership interest, as applicable, in an estate in fee simple in real property securing a Mortgage Note.

                  Mortgage File: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Custodian on behalf of the Trustee to be added to the Mortgage File pursuant to this Agreement.

                  Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof, as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property. Any mortgage loan that was intended by the parties hereto to be transferred to the Trust Fund as indicated by such Mortgage Loan Schedule which is in fact not so transferred for any reason including, without limitation, a breach of the representation contained in Section 2.03(b)(v) hereof, shall continue to be a Mortgage Loan hereunder until the Purchase Price with respect thereto has been paid to the Trust Fund. The term Mortgage Loan shall not include any Liquidated Loan.

                  Mortgage Loan Purchase Price: The price, calculated as set forth in Section 10.01, to be paid in connection with the repurchase of the Mortgage Loans pursuant to Section 10.01.

                  Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the deletion of Deleted Mortgage Loans and the addition of Replacement Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement. The initial Mortgage Loan
Schedule is attached hereto as Exhibit B and sets forth the following information with respect to each Mortgage Loan:

                  (i) the loan number;

                  (ii) the Servicer thereof;

                  (iii) the Mortgage Rate in effect as of the Cut-off Date;

                  (iv) the Master Servicing Fee Rate;

                  (v) the related Servicing Fee Rate;

                  (vi) the Net Mortgage Rate in effect as of the Cut-off Date;

                  (vii) the stated maturity date;

                  (viii) the original principal balance;

                  (ix) the stated original term;

                  (x) the next payment date as of the Cut-off Date;

                  (xi) the monthly payment as of the Cut-off Date;

                  (xii) the remaining term as of the Cut-off Date;

                  (xiii) the property type;

                  (xiv) if it is a first or second lien on the related Mortgaged Property;

                  (xv) if applicable, that such Mortgage Loan is a Balloon Loan;

                  (xvi) whether interest accrues at a fixed rate, and otherwise, the applicable Index (with respect to adjustable rate Mortgage Loans);

                  (xvii) the Gross Margin, if applicable;

                  (xviii) the intervals between Interest Adjustment Dates, if applicable;

                  (xix) the next succeeding Interest Adjustment Date, if applicable, as of the Cut-off Date;

                  (xx) the Periodic Rate Cap, if applicable;

                  (xxi) the Minimum Lifetime Mortgage Rate, if applicable;

                  (xxii) the Maximum Lifetime Mortgage Rate, if applicable;

                  (xxiii) the Combined Loan-to-Value Ratio as of the Cut-off
         Date;

                  (xxiv) [Reserved];

                  (xxv) the Cut-off Date Principal Balance;

                  (xxvi) if applicable, that such Mortgage Loan is a Simple Interest Loan;

                  (xxvii) if applicable, that such Mortgage Loan provides for negative amortization; and

the MIN with respect to each Mortgage Loan registered on the MERS(R) System.

Such schedule shall also set forth the total of the amounts described under
(xxv) above for all of the Mortgage Loans.

                  Mortgage Note: The original executed note or other evidence of indebtedness of a Mortgagor under a Mortgage Loan.

                  Mortgage Rate: The annual rate of interest borne by a Mortgage Note.

                  Mortgaged Property: The underlying property securing a Mortgage Loan.

                  Mortgagor:  The obligor on a Mortgage Note.

                  Net Deferred Interest: With respect to the Mortgage Loans, on any Distribution Date, means the amount of Deferred Interest on the Mortgage Loans during the related Due Period net of Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and scheduled principal payments, in that order, included in the available funds for such Distribution Date and available to be distributed on the related Certificates on that Distribution Date.

                  With respect to any Class of Offered Certificates as of any Distribution Date, means an amount equal to the product of (1) the excess, if any, of (a) the Pass-Through Rate for such Class of Certificates, over (b) the Adjusted Rate Cap for such Class of Certificates for such Distribution Date, (2) the Certificate Principal Balance of such Class of Certificates immediately prior to such Distribution Date, and (3) the actual number of days in such Accrual Period divided by 360.

                  Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the sum of the related Servicing Fee Rate and the Master Servicing Fee Rate.

                  Net Swap Payment: With respect to each Distribution Date, the net payment required to be made pursuant to the terms of the Swap Agreement by either the Swap Provider or the Swap Administrator, which net payment shall not take into account any Swap Termination Payment.

                  NIM Issuer: Any entity established as the issuer of NIM Securities.

                  NIM Securities: Any debt securities secured or otherwise backed by some or all of the Non-Offered Certificates.

                  NIM Trustee: The trustee for any NIM Securities.

                  Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

                  Non-Offered Certificates: Any of the Class P Certificates, the Class B-IO Certificates or the Residual Certificates.

                  Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made by the Master Servicer that, in the good faith judgment of the Master Servicer, will not or, in the case of a proposed advance, would not, be ultimately recoverable by it from the related Mortgagor, related Liquidation Proceeds or otherwise.

                  Notional Amount: With respect to each Distribution Date and Swap Agreement, the notional amount for the related calculation period as set forth in the related schedule set forth in the Swap Agreement.

                  Offered Certificates: The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates.

                  Officer's Certificate: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Depositor, EMC or the Master Servicer (or any other officer customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with a particular subject) or (ii), if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor, the Sponsor, the Securities Administrator, the Master Servicer and/or the Trustee, as the case may be, as required by this Agreement.

                  One-Month LIBOR: With respect to any Accrual Period, the rate determined by the Securities Administrator on the related Interest Determination Date on the basis of the rate for U.S. dollar deposits for one month that appears on Telerate Screen Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying One-Month LIBOR or comparable rates as may be reasonably selected by the Securities Administrator), One-Month LIBOR for the applicable Accrual Period will be the Reference Bank Rate. If no such quotations can be obtained by the Securities Administrator and no Reference Bank Rate is available, One-Month LIBOR will be One-Month LIBOR applicable to the preceding Accrual Period. The establishment of One-Month LIBOR on each Determination Date by the Securities Administrator and the Securities Administrator's calculation of the rate of interest applicable to the Certificates bearing interest based on One-Month LIBOR shall, in the absence of manifest error, be conclusive and binding.

                  Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor or the Master Servicer, reasonably acceptable to each addressee of such opinion; provided that with respect to Section 7.05 or 11.01, or the interpretation or application of the

REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Master Servicer, (ii) not have any direct financial interest in the Depositor or the Master Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  Optional Termination: The termination of the Trust Fund created hereunder as a result of the purchase of all of the Mortgage Loans and any REO Property pursuant to the last sentence of Section 10.01 hereof.

                  Optional Termination Date: The Distribution Date on which the Stated Principal Balance of all of the Mortgage Loans, and the Appraised Value of all REO Properties, at the time of repurchase is equal to or less than 10% of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans.

                  Original Value: The value of the property underlying a Mortgage Loan based on an appraisal.

                  Originator: Any of the entities which either originated or acquired a Mortgage Loan and transferred such Mortgage Loan to the Sponsor.

                  OTS:  The Office of Thrift Supervision.

                  Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

         (a) Certificates theretofore canceled by the Certificate Registrar or delivered to the Certificate Registrar for cancellation; and

         (b) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Certificate Registrar pursuant to this Agreement.

                  Outstanding Mortgage Loan: As of any date of determination, a Mortgage Loan with a Stated Principal Balance greater than zero that was not the subject of a Principal Prepayment in full, and that did not become a Liquidated Loan, prior to the end of the related Prepayment Period.

                  Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (i) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and prepayments received during the related Prepayment Period), over (ii) the sum of the Certificate Principal Balances of the Offered Certificates (after taking into account the payment of principal other than any Extra Principal Distribution Amount on such Certificates) on such Distribution Date.

                  Overcollateralization Floor: For any date of determination,
(a) prior to the distribution date in May 2027, an amount equal to 0.50% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans and (b) on or after May 2027, an amount equal to the greater of

(1) 0.50% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans and (2) the sum of (i) the aggregate outstanding principal balance of the Mortgage Loans, in each case, as of the last day of the related Due Period, with an original term to maturity of greater than 360 months, and (ii) 0.10% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

                  Ownership Interest: As to any Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

                  Pass-Through Rate: With respect to each Class of Certificates, other than the Class P Certificates, the Class B-IO Certificates and the Residual Certificates, the applicable interest rate for each such Class as set forth in Section 6.01, subject to the Interest Rate Cap. The Class P Certificates, the Class B-IO Certificates and the Residual Certificates do not accrue interest and do not have a Pass-Through Rate.

                  Paying Agent: The Securities Administrator and any successor paying agent appointed hereunder.

                  Percentage Interest: With respect to any Certificate of a specified Class, the Percentage Interest set forth on the face thereof or the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of such Class.

                  Periodic Rate Cap: As to each Mortgage Loan that bears an adjustable rate of interest, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the maximum adjustment that can be made to a Mortgage Rate on each Interest Adjustment Date in accordance with its terms, regardless of the change in the applicable Index.

                  Permitted Investments: At any time, any one or more of the following obligations and securities:

                  (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing;

                  (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing;

                  (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities (including the Trustee, the Securities Administrator and the Master Servicer in their commercial banking capacity), provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced in writing;

                  (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by each Rating Agency, as evidenced in writing;

(vi) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (v) above;

(vii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the

         United States or any state thereof which, at the time of such investment, have one of the two highest short term ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating will be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

                  (viii) interests in any money market fund (including any such fund managed or advised by the Trustee, the Master Servicer, the Securities Administrator or any affiliate thereof) which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable short term rating by each Rating Agency rating such fund (and, so long as S&P is a Rating Agency, the long term ratings must be either AAAm or AAAm-G), if so rated, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing;

                  (ix) short term investment funds sponsored by any trust company or banking association incorporated under the laws of the United States or any state thereof (including any such fund managed or advised by the Trustee, the Securities Administrator or the Master Servicer or any affiliate thereof) which on the date of acquisition has been rated by each Rating Agency in their respective highest applicable rating category or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing; and

                  (x) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency and as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

                  provided, that no such instrument shall be a Permitted Investment if such instrument (i) evidences the right to receive interest only payments with respect to the obligations underlying such instrument, (ii) is purchased at a premium or (iii) is purchased at a deep discount; provided further that no such instrument shall be a Permitted Investment (A) if such instrument evidences principal and interest payments derived from obligations underlying such instrument and the interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, or (B) if it may be redeemed at a price below the purchase price (the foregoing clause (B) not to apply to investments in units of money market funds pursuant to clause (vii) above); provided further that no amount beneficially owned by any REMIC (including, without limitation, any amounts collected by the Master Servicer but not yet deposited in the Distribution Account) may be invested in investments (other than money market funds) treated as equity interests for Federal income tax purposes, unless the Master Servicer shall receive an Opinion of Counsel, at the expense of the Master Servicer, to the effect that such investment will not adversely affect the status of any such REMIC as a REMIC under the Code or result in imposition of a tax on any such REMIC. Permitted Investments that are subject to prepayment or call may not be purchased at a price in excess of par.

                  Permitted Transferee: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership (other than a partnership that has any direct or indirect foreign partners) or other entity (treated as a corporation or a partnership for federal income tax purposes), created or organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust or and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel (which shall not be an expense of the Trustee) that states that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

                  Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

                  Prepayment Assumption: The applicable rate of prepayment, as described in the Prospectus Supplement relating to each Class of Offered Certificates.

                  Prepayment Charge: Any prepayment premium, penalty or charge payable by a Mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note.

                  Prepayment Charge Loan: Any Mortgage Loan for which a Prepayment Charge may be assessed and to which such Prepayment Charge the Class P Certificates are entitled, as indicated on the Mortgage Loan Schedule.

                  Prepayment Interest Shortfall: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment or a Principal Prepayment in full during the related Prepayment Period, or that became a Liquidated Loan during the prior calendar month (other than a Principal Prepayment in full resulting from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 3.20 or 10.01 hereof), the amount, if any, by which (i) one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan immediately prior to such prepayment (or liquidation) or in the case of a partial Principal Prepayment on the amount of such prepayment (or Liquidation Proceeds) exceeds
(ii) the amount of interest paid or collected in connection with such Principal Prepayment or such Liquidation Proceeds.

                  Prepayment Period: With respect to any Distribution Date and the Mortgage Loans serviced by a related Servicer, the monthly or other related period preceding such Distribution Date described in the related Servicing Agreement pursuant to which any prepayments on such Mortgage Loans are determined with respect to such Distribution Date.

                  Primary Mortgage Insurance Policy: Any primary mortgage guaranty insurance policy issued in connection with a Mortgage Loan which provides compensation to a Mortgage Note holder in the event of default by the obligor under such Mortgage Note or the related security instrument, if any or any replacement policy therefor through the related Accrual Period for such Class relating to a Distribution Date.

                  Principal Distribution Amount: With respect to any each Distribution Date, an amount equal to (x) the Principal Funds for such Distribution Date plus (y) any Extra Principal Distribution Amount for such Distribution Date minus (z) any Excess Overcollateralization Amount for such Distribution Date.

                  Principal Funds: With respect to any Distribution Date, (i) the sum, without duplication of (a) all scheduled principal (or with respect to any Simple Interest Loans, actual principal) collected during the related Due Period, (b) all Advances (except with respect to any Simple Interest Loans) relating to principal made on or before the Master Servicer Advance Date, (c) Principal Prepayments exclusive of Prepayment Charges collected during the related Prepayment Period, (d) the Stated Principal Balance of each Mortgage Loan that was repurchased by the Sponsor pursuant to Sections 2.02, 2.03 or 3.20, (e) the aggregate of all Substitution Adjustment Amounts for the related Determination Date in connection with the substitution of Mortgage Loans pursuant to Section 2.03(c), (f) amounts in respect of principal paid by the Depositor pursuant to
Section 10.01 and (g) all Liquidation Proceeds collected during the related Liquidation Period (to the extent such Liquidation Proceeds relate to principal), less all non-recoverable Advances relating to principal reimbursed during the related Liquidation Period and all Subsequent Recoveries received during the related Liquidation Period and minus (ii) the sum of (a) all amounts relating to principal or not allocable to either interest or principal reimbursed pursuant to Section 4.05, (b) the amount of any Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and scheduled principal payments, in that order, included in collections for the related Due Period that are applied as Interest Funds in connection with any Deferred Interest with respect to such Due Period, and (c) any Net Swap Payments or Swap Termination Payments (not due to a Swap Provider Trigger Event and other than to the extent already paid by the Swap Administrator from any upfront payment received pursuant to any replacement interest rate swap agreement that may be entered into by the Supplemental Interest Trust Trustee) owed to the Swap Administrator for payment of the Swap Provider, to the extent not paid from Interest Funds for the related Distribution Date and to the extent remaining unpaid from any previous Distribution Date.

                  Principal Prepayment: Any Mortgagor payment or other recovery of (or proceeds with respect to) principal on a Mortgage Loan (including loans purchased or repurchased under Sections 2.02, 2.03, 3.20 and 10.01 hereof) that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Master Servicer or the applicable Servicer, as appropriate, in accordance with the terms of the related Mortgage Note.

                  Prospectus Supplement: The Prospectus Supplement dated May 14, 2007 relating to the public offering of the Offered Certificates, as amended or supplemented.

                  Protected Account: An account established and maintained by each Servicer with respect to receipts on the Mortgage Loans and REO Property serviced by such Servicer in accordance with the related Servicing Agreement.

                  Protected Party: As defined in Section 7.04 hereof.

                  PUD: A Planned Unit Development.

                  Purchase Price: With respect to any Mortgage Loan (x) required to be repurchased by the Sponsor pursuant to Section 2.02 or 2.03 hereof or (y) that the Sponsor has a right to purchase pursuant to Section 3.20 hereof, an amount equal to the sum of (i) 100% of the outstanding principal balance of the Mortgage Loan as of the date of such purchase plus (ii) accrued interest thereon at the applicable Mortgage Rate through the first day of the month in which the Purchase Price is to be distributed to Certificateholders plus (iii) in the case of a repurchase of such Mortgage Loan resulting from breach of the representation or warranty contained in Section 2.03(b)(vii)(Q) or 2.03(b)(vii)(S), any costs or damages incurred by the Trust in connection with the violation by such Mortgage Loan of any predatory or abusive lending law, reduced by (iv) any portion of the Servicing Fee, Servicing Advances and Advances payable to the purchaser of the Mortgage Loan.

                  Rating Agency: Each of S&P and Moody's. If any such organization or its successor is no longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

                  Realized Loss: With respect to each Liquidated Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage
Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of such Liquidated Loan as of the date of such liquidation, minus (ii) the Liquidation Proceeds, if any, received in connection with such liquidation during the month in which such liquidation occurs, to the extent applied as recoveries of principal of the Liquidated Loan.

                  Realized Loss Period: With respect to a Distribution Date, the monthly or other related period preceding such Distribution Date described in the related Servicing Agreement pursuant to which any Realized Losses are determined with respect to such Distribution Date.

                  Realized Loss Event: A Realized Loss Event will be deemed to have occurred if the aggregate of Realized Losses (reduced by the aggregate amount of Subsequent Recoveries) from the Closing Date through the last day of the related Realized Loss Period with respect to the Mortgage Loans, as a percentage of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, exceed for Distribution Dates occurring:

        Distribution Date                      Loss Percentage
        -----------------                      ---------------
        May 2010 through April 2011..........       5.50%
        May 2011 through April 2012..........       7.60%
        May 2012 through April 2013..........       9.00%
        May 2013 and each month thereafter...       9.50%


                  Record Date: With respect to each Class of Certificates (except the Adjustable Rate Certificates) and (a) the first Distribution Date, the Closing Date, and (b) with respect to any other Distribution Date, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs. With respect to the Adjustable Rate Certificates and any Distribution Date, so long as such Certificates are Book-Entry Certificates, the Business Day preceding such Distribution Date, and otherwise, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

                  Reference Bank Rate: With respect to any Accrual Period, the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of

11:00 a.m., New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of all Adjustable Rate Certificates on such Interest Determination Date, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the rates quoted by one or more major banks in New York City, selected by the Securities Administrator, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Certificates which bear an adjustable rate of interest on such Interest Determination Date.

                  Reference Banks: Barclays Bank PLC, Citibank, N.A. and Deutsche Bank AG, provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Securities Administrator which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Depositor, the Sponsor, the Master Servicer or any affiliate thereof and (iii) which have been designated as such by the Securities Administrator.

                  Regular Certificate: Any Certificate other than a Residual Certificate.

                  Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  Relief Act: The Servicemembers Civil Relief Act, as amended, or any similar state or local law.

                  Remaining Excess Spread: With respect to any Distribution Date, the Excess Spread less any Extra Principal Distribution Amount, in each case for such Distribution Date.

                  REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

                  REMIC I: The segregated pool of assets described in Section 5.07(a).

                  REMIC I Certificates: The REMIC I Regular Interests and the Class R-1 Certificate.

                  REMIC I Regular Interests: As defined in Section 5.07(b).

                  REMIC II: The segregated pool of assets consisting of the REMIC I regular interests and constituting a REMIC hereunder.

                  REMIC II Certificates: The REMIC II Regular Interests and the Class R-2 Certificate.

                  REMIC II Regular Interests: As defined in Section 5.07(c).

                  REMIC III: The segregated pool of assets consisting of the Class B-IO Certificates and the Class P Certificates, and constituting a REMIC hereunder.

                  REMIC III Certificates: The REMIC III Regular Interests and the Class R-X Certificate.

                  REMIC III Regular Interests: As defined in Section 5.07(b).

                  REMIC Opinion: An Opinion of Counsel, to the effect that the proposed action described therein would not, under the REMIC Provisions, (i) cause either REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC while any regular interest in any such REMIC is outstanding, (ii) result in a tax on prohibited transactions or (iii) constitute a taxable contribution after the Startup Day.

                  REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

                  Remittance Report: As defined in Section 4.05(c).

                  REO Property: A Mortgaged Property acquired by a Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                  Replacement Mortgage Loan: A Mortgage Loan or Mortgage Loans in the aggregate substituted by the Sponsor for a Deleted Mortgage Loan, which must, on the date of such substitution, as confirmed in a Request for Release,
(i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not less than 90% of the Stated Principal Balance of the Deleted Mortgage Loan;
(ii) have a Mortgage Rate not less than or more than 1% per annum higher than the Mortgage Rate of the Deleted Mortgage Loan; (iii) have the same or higher credit quality characteristics than that of the Deleted Mortgage Loan; (iv) have a Combined Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan;
(v) have a remaining term to maturity no greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (vi) not permit conversion of the Mortgage Rate from a fixed rate to a variable rate; (vii) provide for a Prepayment Charge on terms substantially similar to those of the Prepayment Charge, if any, of the Deleted Mortgage Loan; (viii) have the same lien priority as the Deleted Mortgage Loan; (ix) constitute the same occupancy type as the Deleted Mortgage Loan or be owner occupied; (x) be current in payment of principal and interest as of the date of substitution; (xi) have payment terms that do not vary in any material respect from the payment terms of the Mortgage Loan for which it is to be substituted; (xii) if the Deleted Mortgage Loan bears an adjustable rate of interest, have a Gross Margin, Periodic Rate Cap and Maximum Lifetime

Mortgage Rate no less than those of the Deleted Mortgage Loan, have the same Index and interval between Interest Adjustment Dates, and a Minimum Lifetime Mortgage Rate no lower than that of such Deleted Mortgage Loan; and (xiii) comply with each representation and warranty set forth in Section 2.03 hereof.

                  Reportable Event:  As defined in Section 3.18(a)(ii).

                  Request for Release: The Request for Release to be submitted by the Sponsor, a Servicer or the Master Servicer to the Custodian, substantially in the form of Exhibit H. Each Request for Release furnished to the Custodian by the Sponsor, a Servicer or the Master Servicer shall be in duplicate and shall be executed by a Servicing Officer (or, if furnished electronically to the Custodian, shall be deemed to have been sent and executed by a Servicing Officer) of the Sponsor, the Servicer or the Master Servicer, as applicable.

                  Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement or the related Servicing Agreement.

                  Residual Certificates: The Class R-1 Certificates, Class R-2 Certificates and Class R-X Certificates.

                  Responsible Officer: With respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer with specific responsibility for the transaction contemplated hereby or other officers of the Trustee specified by the Trustee, as to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

                  Sarbanes-Oxley Act: The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretation thereof by the Commission's staff).

                  Sarbanes-Oxley Certification: As defined in Section 3.18(a)(iii)(D).

                  Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan.

                  Securities Act: The Securities Act of 1933, as amended.

                  Securities Administrator: Wells Fargo Bank, N.A., in its capacity as securities administrator hereunder, and its successors and assigns.

                  Securities Administrator Fee: As to any Distribution Date, a fee payable to the Securities Administrator by the Master Servicer out of its own funds in such capacity as they may separately agree.

                  Securities Administrator Information: As defined in Section 3.18(b).

                  Senior Certificates: The Class A Certificates.

                  Servicer: Each of EMC Mortgage Corporation and Wells Fargo Bank, N.A., in each case pursuant to the applicable Servicing Agreement, and their respective permitted successors and assigns.

                  Servicer Remittance Date: With respect to each Mortgage Loan and related Servicer, the date set forth in the related Servicing Agreement, when the related Servicer is required to remit funds in the related Protected Account to the Master Servicer.

                  Servicing Agreement: Any servicing agreement set forth on
Schedule I hereto, including the related Assumption Agreement.

                  Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable legal fees) incurred in the performance by a Servicer of its servicing obligations under the related Servicing Agreement, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, and including any expenses incurred in relation to any such proceedings that result from a Mortgage Loan being registered in the MERS(R) System, (iii) the management and liquidation of any REO Property (including, without limitation, realtor's commissions) and (iv) compliance with any obligations under a Servicing Agreement or Section 3.09 hereof to cause insurance to be maintained.

                  Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time, or those Servicing Criteria otherwise mutually agreed to by EMC, the Master Servicer, the Securities Administrator and the applicable Servicer in response to evolving interpretations of Regulation AB and incorporated into a revised Exhibit L.

                  Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to 1/12th of the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the close of business on the first day of the month immediately preceding the month in which such Distribution Date occurs or, in the event of any payment of interest that accompanies a Principal Prepayment in full during the related Due Period made by the Mortgagor immediately prior to such prepayment, interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the period covered by such payment of interest.

                  Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate set forth in the Mortgage Loan Schedule under the heading "Servicing Fee."

                  Servicing Officer: Any officer of a Servicer or the Master Servicer involved in, or responsible for, the administration and servicing or master servicing of the Mortgage Loans, as to which evidence reasonably acceptable to the Custodian or the Trustee, as applicable, of due authorization, by such party has been furnished from time to time to the Custodian or the Trustee, as applicable.

                  Significance Estimate: With respect to any Distribution Date, and in accordance with Item 1115 of Regulation AB, shall be an amount determined based on the reasonable good-faith estimate by the Depositor of the aggregate maximum probable exposure of the outstanding Offered Certificates to the Swap Agreement.

                  Significance Percentage: With respect to any Distribution Date, and in accordance with Item 1115 of Regulation AB, shall be an percentage equal to the Significance Estimate divided by the aggregate outstanding Certificate Principal Balance of the Offered Certificates, prior to the distribution of the related Principal Distribution Amount on such Distribution Date.

                  Simple Interest Loan: A Mortgage Loan that provides for daily accrual of interest and is identified as such on the Mortgage Loan Schedule. None of the Mortgage Loans is a Simple Interest Loan.

                  Specified Overcollateralization Amount: For each Distribution
Date:

                  (i) prior to the Stepdown Date, the sum of (a) 6.40% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, and (b) the Aggregate Early Principal Payment Amount for such Distribution Date,

                  (ii) on or after the Stepdown Date, provided a Trigger Event is not in effect, the lesser of (a) the amount described in clause (i) above, and (b) the greater of (x) the excess of (1) 20.30% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and prepayments received during the related Prepayment Period), over (2) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such Distribution Date, and (y) the Overcollateralization Floor; or

                  (iii) on and after the Stepdown Date, and if a Trigger Event is in effect, the Specified Overcollateralization Amount for the immediately preceding Distribution Date (after taking into account any distributions of principal made with respect to the Class M-7 Certificates pursuant to clause eighth of Section 5.04(a)(iii)).

                  Sponsor: EMC, in its capacity as seller of the Mortgage Loans to the Depositor.

                  Startup Day: The startup day, within the meaning of Section 860G(a)(9), for each REMIC formed hereunder shall be the Closing Date.

                  Stated Principal Balance: With respect to any Mortgage Loan or related REO Property and any Distribution Date, the Cut-off Date Principal Balance thereof, plus with respect to any negatively amortizing Mortgage Loan, the amount of any Net Deferred Interest added to the principal balance thereof, minus the sum of (i) the principal portion of the Scheduled Payments due (or, with respect to any Simple Interest Loans, the principal portion of payments actually received) with respect to such Mortgage Loan during each related Due Period ending prior to such Distribution Date (and other than with respect to any Simple Interest Loans irrespective of any delinquency in their payment),
(ii) all Principal Prepayments with respect to such Mortgage Loan received prior to or during the related Prepayment Period, and all

Liquidation Proceeds to the extent applied by the related Servicer as recoveries of principal in accordance with Section 3.13 with respect to such Mortgage Loan, that were received by the related Servicer prior to or during the related Liquidation Period, and (iii) any Realized Losses on such Mortgage Loan incurred during the related Realized Loss Period. The Stated Principal Balance of a Liquidated Loan equals zero.

                  Stepdown Date: The later to occur of (i) the Distribution Date in May 2010 and (ii) the first Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates plus the Overcollateralization Amount such Distribution Date divided by the sum of the Stated Principal Balances of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and prepayments received during the related Prepayment Period) is greater than or equal to 64.60%.

                  Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Sub-Servicer of any Servicer), the Master Servicer, the Custodian or the Securities Administrator.

                  Subordinate Certificates: The Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates and the Class M-7 Certificates.

                  Subsequent Recovery: The recovery of any amount (including the release of surplus funds held to cover expenses) in respect of a Liquidated Loan after a Realized Loss has been allocated with respect thereto to one or more Classes of Offered Certificates.

                  Sub-Servicer: Any Person that (i) services Mortgage Loans on behalf of any Servicer or that is engaged by the Master Servicer or Securities Administrator, and (ii) is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed under this Agreement, any related Servicing Agreement or any sub-servicing agreement that are identified in Item 1122(d) of Regulation AB.

                  Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.03(c).

                  Successor Master Servicer: The meaning ascribed to such term pursuant to Section 8.01.

                  Supplemental Interest Trust: The corpus of a trust created pursuant to Section 4.06 of this Agreement and designated as the "Supplemental Interest Trust," consisting of the Swap Agreement, the Swap Administration Agreement, the Swap Collateral Account and the Swap Account. For the avoidance of doubt, the Supplemental Interest Trust, the Swap Agreement, the Swap Account, the Swap Collateral Account and the Swap Administration Agreement do not constitute parts of the Trust Fund or any REMIC.

                  Supplemental Interest Trust Trustee: Citibank, N.A., a national banking association, not in its individual capacity but solely in its capacity as supplemental interest trust trustee, and any successor thereto, and any corporation or national banking association resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor supplemental interest trust trustee as may from time to time be serving as successor supplemental interest trust trustee.

                  Swap Account: The separate trust account created and maintained by the Swap Administrator, and held within the Supplemental Interest Trust, pursuant to the Swap Administration Agreement.

                  Swap Administration Agreement: The swap administration agreement, dated May 16, 2007, between the Swap Administrator, the Supplemental Interest Trust Trustee and the Trustee pursuant to which the Swap Administrator will make payments to the Swap Provider and the Trust Fund, and certain other payments.

                  Swap Administrator: The Securities Administrator in its capacity as swap administrator under the Swap Agreement, and its successors and assigns.

                  Swap Agreement: The Swap Agreement between the Swap Provider and the Supplemental Interest Trust Trustee, including any schedule, confirmations, credit support annex or other credit support document relating thereto, which agreement provides for Net Swap Payments and Swap Termination Payments to be paid, as provided therein, together with any schedules, confirmations or other agreements relating thereto, attached hereto as Exhibit N.

                  Swap Collateral Account: The separate interest-bearing account created and maintained by the Swap Administrator pursuant to the Swap Administration Agreement.

                  Swap Credit Support Annex: The credit support annex, dated as of May 16, 2007, between the Supplemental Interest Trust Trustee and the Swap Provider, which is annexed to and forms part of the Swap Agreement.

                  Swap Payment: With respect to each Distribution Date, the payment, if any, required to be made to the Swap Administrator for the benefit of the Trust Fund pursuant to the terms of the Swap Agreement by the Swap Provider, which payment shall not take into account any Swap Termination Payment.

                  Swap Provider: Bear Stearns Financial Products Inc., and its successors and assigns.

                  Swap Provider Trigger Event: With respect to any Distribution Date, (i) an "Event of Default" under the Swap Agreement with respect to which the Swap Provider is a Defaulting Party, (ii) a "Termination Event" under the Swap Agreement with respect to which the Swap Provider is the sole Affected Party, or (iii) an "Additional Termination Event" under the Swap Agreement with respect to which the Swap Provider is the sole Affected Party.

                  Swap Termination Payment: Upon the designation of an "Early Termination Date" as defined in the Swap Agreement, the payment to be made by the Swap Administrator to the Swap Provider from payments from the Trust Fund, or by the Swap Provider to the Swap Administrator for payment to the Trust Fund, as applicable, pursuant to the terms of the Swap Agreement.

                  Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation ss. 1.860F-4(d) and temporary Treasury regulation ss. 301.6231(a)(7)-1T. The holder of the greatest Percentage Interest in a Class of Residual Certificates shall be the Tax Matters Person for the related REMIC. The Securities Administrator, or any successor thereto or assignee thereof shall serve as tax administrator hereunder and as agent for the related Tax Matters Person.

                  Termination Costs: The costs and expenses related to the termination of any Servicer, the appointment of a successor servicer or the transfer and assumption of servicing with respect to the related Servicing Agreement, including, without limitation, the items set forth in Section 3.03(c).

                  Transfer Affidavit:  As defined in Section 6.02(c).

                  Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Certificate.

                  Trigger Event: With respect to any Distribution Date on or after the Stepdown Date, a Trigger Event exists if either a Delinquency Event or a Realized Loss Event shall have occurred and be continuing.

                  Trust or Trust Fund: The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest accruing and principal due (or in the case of any Simple Interest Loan, received) with respect thereto after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof; (ii) the Distribution Account, the Class P Reserve Account and the Basis Risk Reserve Fund and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed in lieu of foreclosure or otherwise; (iv) the mortgagee's rights under the Insurance Policies with respect to the Mortgage Loans; (v) the Servicing Agreements and Assumption Agreements; (vi) rights under the Swap Agreement and (vii) all proceeds of the foregoing, including proceeds of conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

                  Trustee: Citibank, N.A., a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, and any corporation or national banking association resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee as may from time to time be serving as successor trustee hereunder.

                  Trustee Fee: As to any Distribution Date, a fee payable to the Trustee by the Master Servicer out of its own funds in such amount as they may separately agree.

                  Unpaid Applied Realized Loss Amount: As of any Distribution Date, and each Class of Offered Certificates, the excess of (i) the Applied Realized Loss Amount for such Class over (ii) the sum of all distributions on such Class in reduction of the Applied Realized Loss Amount and any Subsequent Recoveries allocated to such Class, in each case, on all previous Distribution Dates.

                  Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions hereunder. Voting Rights shall be allocated (i) 97% to the Certificates (other than the Class P, Class B-IO and Residual Certificates),
(ii) 1% to the Class P Certificates, (iii) 1% to the Class B-IO Certificates, and (iv) 1% to the Residual Certificates, with the allocation among the Offered Certificates to be in proportion to the Certificate Principal Balance of each Class relative to the Certificate Principal Balance of all other such Classes. Voting Rights will be allocated among the Certificates of each Class of Offered Certificates, and among the Class P Certificates, the Class B-IO Certificates and Residual Certificates, in accordance with their respective Percentage Interests.

                  WFB: Wells Fargo Bank, N.A., in its capacity as a Servicer of the Mortgage Loans and its successors and assigns in such capacity.

                                  ARTICLE II.

                            CONVEYANCE OF TRUST FUND
                         REPRESENTATIONS AND WARRANTIES

                  Section 2.01 Conveyance of Trust Fund.

                  The Sponsor hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all the right, title and interest of the Sponsor in and to the assets in the Trust Fund.

                  The Sponsor has entered into this Agreement in consideration for the purchase of the Mortgage Loans by the Depositor and has agreed to take the actions specified herein.

                  The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.

                  In connection with any such transfer and assignment, the Depositor has delivered to or caused to be delivered to, and deposited with, the Custodian the following documents or instruments with respect to each Mortgage Loan so assigned:

                  (i) the original Mortgage Note, including any riders thereto, endorsed without recourse (A) to the order of "Citibank, N.A., as Trustee for certificateholders, of Bear Stearns Asset Backed Securities Trust 2007-2, Asset Backed Certificates, Series 2007-2, without recourse", or in blank, or (B) in the case of a Mortgage Loan registered on the MERS(R) System, in blank and, in each case, showing to the extent available to the

         Sponsor an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee,

                  (ii) the original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form),

                  (iii) unless the Mortgage Loan is registered on the MERS(R) System, the assignment (either an original or a copy, which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to the Trustee of the Mortgage, in recordable form, with respect to each Mortgage Loan in the name of "Citibank, N.A., as Trustee for certificateholders of Bear Stearns Asset Backed Securities Trust 2007-2, Asset Backed Certificates, Series 2007-2" or in blank,

                  (iv) an original or a copy of all intervening assignments of the Mortgage, if any, to the extent available to the Sponsor , with evidence of recording thereon,

                  (v) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance, if available, or a copy thereof, or, in the event that such original title insurance policy is unavailable, a photocopy thereof, or in lieu thereof, a current lien search on the related Mortgaged Property and

                  (vi) originals or copies of all available assumption, modification or substitution agreements, if any;

                  provided, however, that the assignment of the Mortgage to the Trustee will not be required to be submitted for recording with respect to any Mortgage Loan: (a) if the Trustee and the Custodian shall have received an Opinion of Counsel addressed to the Trustee to the effect that the recordation of the assignment to the Trustee of the Mortgage securing a particular Mortgage
Note is not necessary to perfect the security interest of the Trustee in such Mortgage, (b) such recordation is not required by the Rating Agencies or (c) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Sponsor and its successors and assigns;

                  and provided, further, however, that in lieu of the foregoing, the Depositor may deliver, or cause to be delivered, the following documents, under the circumstances set forth below: (x) if any Mortgage, assignment thereof to the Trustee or intervening assignments thereof have been delivered or are being delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Depositor may deliver, or cause to be delivered, a true copy thereof with a certification by the applicable Servicer or the title company issuing the commitment for title insurance, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording"; and (y) in lieu of the Mortgage Notes relating to the Mortgage Loans identified in the list set forth in Exhibit J, the Depositor may deliver, or cause to be delivered, a lost note affidavit (or a blanket lost note affidavit covering some or all of the Mortgage Loans in Exhibit

J) and a copy of the original note, if available; and provided, further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may cause the Sponsor to, and the Sponsor shall,
(i) deposit or cause to be deposited on the Closing Date all amounts paid in respect of such Mortgage Loans (to the extent required to be remitted by the related Servicers pursuant to their Servicing Agreements) into the Distribution Account or (ii) deliver to the Custodian on the Closing Date a certification of an authorized officer of the Sponsor stating that the Sponsor will deposit or cause to be deposited all such amounts on or before Business Day immediately preceding the first Distribution Date, in which case the Sponsor shall so deposit or cause to be deposited such amounts into the Distribution Account on or before such Business Day immediately preceding the first Distribution Date.

                  In the case of the documents referred to in clause (x) above, the Depositor shall deliver, or cause to be delivered, such documents to the Custodian promptly after they are received. The Sponsor shall cause, at its expense, the Mortgage and intervening assignments, if any, and to the extent required in accordance with the foregoing, the assignment of the Mortgage to the Trustee to be submitted for recording promptly after the Closing Date. In the event that the Sponsor, the Depositor or the Master Servicer gives written notice to the Trustee (a) that recording of the assignment of the Mortgage to the Trustee is required to protect the right, title and interest of the Trustee on behalf of the Certificateholders in and to any Mortgage Loan, (b) a court recharacterizes the sale of the Mortgage Loans as a financing, or (c) as a result of any change in or amendment to the laws of a State in which recording was not effected or any applicable political subdivision thereof, or any change in official position regarding application or interpretation of such laws, including a holding by a court of competent jurisdiction, such recording is so required, the Sponsor shall submit or cause to be submitted for recording as specified above or, should the Sponsor fail to perform such obligations, the Trustee (or the Custodian on its behalf) shall cause each such previously unrecorded assignment to be submitted for recording as specified above at the expense of the Trust pursuant to Section 9.05. In the event a Mortgage File is released to the Master Servicer or a Servicer as a result of the Master Servicer's or a Servicer's having completed a Request for Release, the Trustee shall, if not so completed, complete, or cause to be completed, the assignment of the related Mortgage in the manner specified in clause (iii) above (except with respect to any Mortgage assigned in blank as set forth in clause (iii) above, and any Mortgage Loan registered on the MERS(R) System).

                  In connection with the assignment of any Mortgage Loans registered on the MERS(R) System, the Sponsor further agrees that it will cause, at the Sponsor's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Sponsor to the Depositor and by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Trustee, (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans and (c) a code that provides the Custodian with access to such Mortgage Loans. The Sponsor further agrees that it will not, and will not permit any Servicer or the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this

Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

                  Since the mortgage loans permitted to be purchased pursuant to this Agreement are limited to (i) the Mortgage Loans purchased hereunder on the Closing Date and (ii) any Replacement Mortgage Loans purchased hereafter pursuant to the provisions of this Agreement, and the Sponsor has made the representations and warranties contained herein with respect to all such Mortgage Loans, including the representations and warranties contained in
Section 2.03(b)(vii)(Q) and (S) of this Agreement, that, as of the Closing Date or date of substitution, as applicable, no Mortgage Loan is a "high cost home", "covered", "high risk home" or "predatory" loan under any applicable federal, state or local law, it is agreed and understood by the Depositor, the Sponsor and the Trustee that it is not intended that any mortgage loan be purchased hereunder that is a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Security Act of 2002, a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act, a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act of 2004 or a "High-Cost Home Loan" as defined in the Indiana High Cost Home Loan Law of 2005.

                  Section 2.02 Acceptance of the Mortgage Loans.

                  (a) The Trustee acknowledges receipt based on receipt by the Custodian of, subject to the further review and the exceptions the Custodian notes pursuant to the procedures described below, the documents (or certified copies thereof) delivered to the Custodian pursuant to Section 2.01 and declares that it holds and will continue to hold directly or through the Custodian those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Fund delivered to the Custodian on its behalf in trust for the use and benefit of all present and future Holders of the Certificates. On the Closing Date, the Custodian will deliver to the Sponsor, the Depositor and the Trustee an initial certification in the form annexed as Exhibit One to the Custodial Agreement confirming whether or not it has received the Mortgage File for each Mortgage Loan, but without review of such Mortgage File, except to the extent necessary to confirm whether such Mortgage File contains the original Mortgage Note or a lost note affidavit in lieu thereof. No later than 90 days after the Closing Date, the Custodian agrees pursuant to the Custodial Agreement, for the benefit of the Certificateholders, to review each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Sponsor, the Depositor and to the Trustee an interim certification substantially in the form annexed as Exhibit Two to the Custodial Agreement. In conducting such review, the Custodian on behalf of the Trustee will ascertain whether all required documents have been executed and received and whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B to this Agreement, as supplemented (provided, however, that with respect to those documents described in clauses (iv) and (vi) of the fourth paragraph of Section 2.01, such obligations shall extend only to documents actually delivered pursuant to such clauses). In performing any such review, the Custodian on behalf of the Trustee and in accordance with the Custodial Agreement may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Custodian finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in Exhibit B or to appear to be defective on its face, the Custodian shall include such information in the exception report attached to such interim certification. The Sponsor shall correct or cure any such defect or, if prior to the end of the second anniversary of the Closing Date, the Sponsor may substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section
2.03 or shall deliver to the Trustee and the Custodian an Opinion of Counsel, addressed to the Trustee and the Custodian, at the Sponsor's expense, to the effect that such defect does not materially or adversely affect the interests of Certificateholders in such Mortgage Loan within 90 days from the date of notice from the Custodian of the defect and if the Sponsor fails to correct or cure the defect or deliver such opinion within such period, the Sponsor will, subject to
Section 2.03, within 90 days from the notification of the Custodian purchase such Mortgage Loan at the Purchase Price; provided, however, that if such defect relates solely to the inability of the Sponsor to deliver the Mortgage, assignment thereof to the Trustee, or intervening assignments thereof with evidence of recording thereon because such documents have been submitted for recording and have not been returned by the applicable jurisdiction, the Sponsor shall not be required to purchase such Mortgage Loan if the Sponsor delivers such documents promptly upon receipt, but in no event later than 360 days after the Closing Date.

                  (b) No later than 180 days after the Closing Date, the Custodian on behalf of the Trustee and in accordance with the Custodial Agreement will review, for the benefit of the Certificateholders, the Mortgage Files and will execute and deliver or cause to be executed and delivered to the Sponsor, the Depositor and to the Trustee, a final certification substantially in the form annexed as Exhibit Three to the Custodial Agreement. In conducting such review, the Custodian will ascertain whether each document required to be recorded has been returned from the recording office with evidence of recording thereon and the Custodian has received either an original or a copy thereof, as required in Section 2.01 (provided, however, that with respect to those documents described in clauses (iv) and (vi) of the fourth paragraph of Section 2.01, such obligations shall extend only to documents actually delivered pursuant to such clauses). If the Custodian finds any document with respect to a Mortgage Loan has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B or to appear defective on its face, the Custodian shall note such defect in the exception report attached to the final certification and shall promptly notify the Sponsor. The Sponsor shall correct or cure any such defect or, if prior to the end of the second anniversary of the Closing Date, the Sponsor may substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03 or shall deliver to the Trustee and the Custodian an Opinion of Counsel, addressed to the Trustee and the Custodian, at the Sponsor's expense, to the effect that such defect does not materially or adversely affect the interests of Certificateholders in such Mortgage Loan within 90 days from the date of notice from the Custodian of the defect and if the Sponsor is unable within such period to correct or cure such defect, or to substitute the related Mortgage Loan with a Replacement Mortgage Loan or to deliver such opinion, the Sponsor shall, subject to Section 2.03, within 90 days from the notification of the Custodian, purchase such Mortgage Loan at the Purchase Price; provided, however, that if such defect relates solely to the inability of the Sponsor to deliver the Mortgage, assignment thereof to the Trustee or intervening assignments thereof with evidence of recording thereon, because such documents have not been returned by the applicable jurisdiction, the

Sponsor shall not be required to purchase such Mortgage Loan, if the Sponsor delivers such documents promptly upon receipt, but in no event later than 360 days after the Closing Date.

                  (c) In the event that a Mortgage Loan is purchased by the Sponsor in accordance with subsections 2.02(a) or (b) above or Section 2.03, the Sponsor shall remit the applicable Purchase Price to the Paying Agent for deposit in the Distribution Account and shall provide written notice to the Paying Agent and Trustee detailing the components of the Purchase Price, signed by a Servicing Officer. Upon deposit of the Purchase Price in the Distribution Account and receipt of a Request for Release, the Custodian on behalf of the Trustee shall release to the Sponsor the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty, furnished to it by the Sponsor, as are necessary to vest in the Sponsor title to and rights under the Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the deposit into the Distribution Account was made or if the Custodian is then acting, the date on which notice of the deposit of the Purchase Price into the Distribution Account was received by the Custodian from the Securities Administrator or Paying Agent. The Securities Administrator shall promptly notify the Rating Agencies of such repurchase. The obligation of the Sponsor to cure, repurchase or substitute for any Mortgage Loan as to which a defect in a constituent document exists shall be the sole remedy respecting such defect available to the Certificateholders or to the Trustee on their behalf.

                  (d) The Sponsor shall deliver to the Custodian on behalf of the Trustee the Mortgage Note and other documents constituting the Mortgage File with respect to any Replacement Mortgage Loan, which the Custodian will review as provided in subsections 2.02(a) and 2.02(b), provided, that the Closing Date referred to therein shall instead be the date of delivery of the Mortgage File with respect to each Replacement Mortgage Loan.

                  (e) Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer has otherwise fulfilled its respective obligations under this Agreement, the Custodian on behalf of the Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement.

                  Section 2.03 Representations, Warranties and Covenants of the
                           Master Servicer and the Sponsor.

                  (a) The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator and the Trustee as follows, as of the Closing Date:

                  (i) It is duly organized and is validly existing and in good standing as a national banking association organized under the laws of the United States, and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by it in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

                  (ii) It has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on its part the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (iii) The execution and delivery of this Agreement by it, the servicing of the Mortgage Loans by it under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in its ordinary course of business and will not (A) result in a material breach of any term or provision of its charter or by-laws or
         (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it; and it is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair its ability to perform or meet any of its obligations under this Agreement.

                  (iv) It or one or more of its affiliates is an approved servicer of conventional mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

                  (v) No litigation is pending or, to the best of its knowledge, threatened, against it that would materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to service the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for its execution, delivery and performance of, or compliance with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same.

                  (b) The Sponsor hereby represents and warrants to the Depositor, the Securities Administrator, the Master Servicer and the Trustee as follows, as of the Closing Date:

                  (i) The Sponsor is duly organized as a Delaware corporation and is validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Sponsor in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to sell the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

                  (ii) The Sponsor has the full corporate power and authority to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Sponsor the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (iii) The execution and delivery of this Agreement by the Sponsor, the sale of the Mortgage Loans by the Sponsor under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Sponsor and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Sponsor or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Sponsor is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to the Sponsor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Sponsor; and the Sponsor is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Sponsor's ability to perform or meet any of its obligations under this Agreement.

                  (iv) The Sponsor is an approved seller of conventional mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

                  (v) No litigation is pending or, to the best of the Sponsor's knowledge, threatened, against the Sponsor that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Sponsor to sell the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Sponsor of, or compliance by the Sponsor with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Sponsor has obtained the same.

                  (vii) With respect to each Mortgage Loan as of the Closing Date (unless otherwise expressly provided):

                           (A) the information set forth in the Mortgage Loan
                  Schedule hereto is true and correct in all material respects;

                           (B) immediately prior to the transfer to the
                  Depositor, the Sponsor was the sole owner of beneficial title and holder of each Mortgage and Mortgage Note relating to the Mortgage Loans and is conveying the same free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the Sponsor has full right and authority to sell or assign the same pursuant to this Agreement;

                           (C) each Mortgage Loan at the time it was made
                  complied in all material respects with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all applicable predatory, abusive and fair lending laws; and each Mortgage Loan has been serviced in all material respects in accordance with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all applicable anti-predatory lending laws and the terms of the related Mortgage Note, the Mortgage and other loan documents;

                           (D) there is no monetary default existing under any
                  Mortgage or the related Mortgage Note and there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or event of acceleration; and neither the Sponsor, any of its affiliates nor any servicer of any related Mortgage Loan has taken any action to waive any default, breach or event of acceleration; and no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan;

                           (E) the terms of the Mortgage Note and the Mortgage
                  have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded or will be recorded, if necessary, (i) if required by law in the jurisdiction where the Mortgaged Property is located, or (ii) to protect the interests of the Trustee on behalf of the Certificateholders;

                           (F) no selection procedure reasonably believed by the
                  Sponsor to be adverse to the interests of the Certificateholders was utilized in selecting the Mortgage Loans;

                           (G) each Mortgage is a valid and enforceable first or
                  second lien (as applicable) on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) or by leasehold for a term longer than the term of the related -- ------- Mortgage, subject only to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan or referred to in the lender's title insurance policy delivered to the originator of the related Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                           (H) there is no mechanics' lien or claim for work,
                  labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in xiii below;

                           (I) there was no delinquent tax or assessment lien
                  against the property subject to any Mortgage, except where such lien was being contested in good faith and a stay had been granted against levying on the property;

                           (J) there is no valid offset, defense or counterclaim
                  to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

                           (K) the physical property subject to any Mortgage is
                  free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property;

                           (L) the Mortgaged Property and all improvements
                  thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

                           (M) a lender's title insurance policy (on an ALTA or
                  CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to Fannie Mae or Freddie Mac, was issued on the date that each Mortgage Loan was created by a title insurance company which, to the best of the Sponsor's knowledge, was qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the Sponsor and its successors and assigns that the Mortgage is a first priority lien on the related Mortgaged Property in the original principal amount of the Mortgage Loan. The Sponsor is the sole insured under such lender's title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements including negative amortization endorsement, if applicable;

                           (N) at the time of origination, each Mortgaged
                  Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Mortgage Loan and, the appraisal is in a form acceptable to Fannie Mae or FHLMC;

                           (O) the improvements on each Mortgaged Property
                  securing a Mortgage Loan are insured (by an insurer which is acceptable to the Sponsor) against loss by fire and such hazards as are covered under a standard extended coverage endorsement in the locale in which the Mortgaged Property is located, in an amount which is not less than the lesser of the maximum insurable value of the improvements securing such Mortgage Loan or the outstanding principal balance of the Mortgage Loan, but in no event in an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder; if the improvement on the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project; if upon origination of the related Mortgage Loan, the improvements on the Mortgaged Property were in an area identified as a federally designated flood area, a flood insurance policy is in effect in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the restorable cost of improvements located on such Mortgaged Property or
                  (iii) the maximum coverage available under federal law; and each Mortgage obligates the Mortgagor thereunder to maintain the insurance referred to above at the Mortgagor's cost and expense;

                           (P) each Mortgage Loan constitutes a "qualified
                  mortgage" under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and
                  (9) without reliance on the provisions of Treasury Regulation
                  Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of
                  Section 860G(a)(3)(A) of the Code and Treasury Regulation
                  Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9);

                           (Q) none of the Mortgage Loans are (a) loans subject
                  to 12 CFR Part 226.31, 12 CFR Part 226.32 or 12 CFR Part
                  226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost home," "covered" (excluding home loans defined as "covered home loans" in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home" or "predatory" loans under any applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).;

                           (R) the information set forth in Schedule A of the
                  Prospectus Supplement with respect to the Mortgage Loans is true and correct in all material respects;

                           (S) no Mortgage Loan (a) is a "high cost loan" or
                  "covered loan" as applicable (as such terms are defined in the version of Standard & Poor's LEVELS(R) Glossary in effect as of the date hereof, Appendix E, attached hereto as Exhibit 6 or (b) was originated on or after October 1, 2002 through March 6, 2003 and is governed by the Georgia Fair Lending Act;

                           (T) each original Mortgage has been recorded or is in
                  the process of being recorded in accordance with the requirements of Section 2.01 this Agreement in the appropriate jurisdictions wherein such recordation is required to perfect the lien thereof for the benefit of the Trust Fund;

                           (U) the related Mortgage File contains each of the
                  documents and instruments listed in Section 2.01 this Agreement, subject to any exceptions, substitutions and qualifications as are set forth in such Section;

                           (V) the Mortgage Loans are currently being serviced
                  in accordance with accepted servicing practices; and

                           (W) with respect to each Mortgage Loan that has a
                  prepayment penalty feature, each such prepayment penalty is enforceable and will be enforced by the Sponsor and each prepayment penalty is permitted pursuant to federal, state and local law. No Mortgage Loan will impose a prepayment penalty for a term in excess of five years from the date such Mortgage Loan was originated, and such prepayment penalty is at least equal to the lesser of (A) the maximum amount permitted under applicable law and (B) six months interest at the related Mortgage Interest Rate on the amount prepaid in excess of 20% of the original principal balance of such Mortgage Loan.

                  (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty set forth in Section 2.03(b)(vii) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice thereof to the other parties. The Sponsor hereby covenants with respect to the representations and warranties set forth in Section 2.03(b)(vii), that within 90 days of the discovery of a breach of any representation or warranty set forth therein that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects and, if such breach is not so cured, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Replacement Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase

Price in the manner set forth below; provided that any such substitution pursuant to (i) above or repurchase pursuant to (ii) above shall not be effected prior to the delivery to the Trustee, with a copy to the Custodian, of an Opinion of Counsel if required by Section 2.05 hereof and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Custodian on behalf of the Trustee of a Request for Release. For purposes of this section, any breach of a representation or warranty set forth in paragraphs
(Q) and (S) of Section 2.03(b)(vii), shall be deemed to materially and adversely affect the interests of the Certificateholders in the related Mortgage Loan. The Sponsor shall promptly reimburse the Master Servicer and the Trustee for any expenses reasonably incurred by the Master Servicer or the Trustee in respect of enforcing the remedies for such breach. To enable the Master Servicer to amend the Mortgage Loan Schedule, the Sponsor shall, unless it cures such breach in a timely fashion pursuant to this Section 2.03, promptly notify the Master Servicer whether it intends either to repurchase, or to substitute for, the Mortgage Loan affected by such breach. With respect to the representations and warranties in Section 2.03(b)(vii) that are made to the best of the Sponsor's knowledge, if it is discovered by any of the Depositor, the Master Servicer, the Sponsor, the Securities Administrator or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, notwithstanding the Sponsor's lack of knowledge with respect to the substance of such representation or warranty, the Sponsor shall nevertheless be required to cure, substitute for or repurchase the affected Mortgage Loan in accordance with the foregoing.

                  With respect to any Replacement Mortgage Loan or Loans, the Sponsor shall deliver to the Custodian on behalf of the Trustee for the benefit of the Certificateholders such documents and agreements as are required by
Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Replacement Mortgage Loans in the Due Period related to the Distribution Date on which such proceeds are to be distributed shall not be part of the Trust Fund and will be retained by the Sponsor. For the month of substitution, except with respect to any Simple Interest Loans, distributions to Certificateholders will include the Scheduled Payment due on any Deleted Mortgage Loan for the related Due Period (and with respect to any Simple Interest Loans, payments of principal actually received during such Due Period) and thereafter the Sponsor shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee, the Securities Administrator and the Custodian. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Sponsor shall be deemed to have made with respect to such Replacement Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in Section 2.03(b)(vii) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Distribution Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Custodian on behalf of the Trustee shall release to the Sponsor the Mortgage File relating to such Deleted Mortgage Loan and held for the benefit of the Certificateholders and shall execute and deliver at the Sponsor's direction such instruments of transfer or assignment as have been prepared by the Sponsor, in each case without recourse, representation or warranty, as shall be necessary to vest in the Sponsor, or its respective designee, title to the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

                  For any month in which the Sponsor substitutes one or more Replacement Mortgage Loans for a Deleted Mortgage Loan, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all the Replacement Mortgage Loans as of the date of substitution is less than the Stated Principal Balance (after application of the principal portion of the Scheduled Payment due in the month of substitution, except the actual payment received with respect to any Simple Interest Loans) of such Deleted Mortgage Loan. An amount equal to the aggregate of such deficiencies, described in the preceding sentence for any Distribution Date (such amount, the "Substitution Adjustment Amount") shall be remitted to the Securities Administrator for deposit into the Distribution Account by the Sponsor delivering such Replacement Mortgage Loan on the Determination Date for the Distribution Date relating to the Prepayment Period during which the related Mortgage Loan became required to be purchased or replaced hereunder.

                  In the event that the Sponsor shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Distribution Account pursuant to Section 4.04 on the Determination Date for the Distribution Date in the month following the month during which the Sponsor became obligated to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of an Opinion of Counsel if required by Section 2.05 and the receipt of a Request for Release, the Custodian on behalf of the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to the Sponsor, and the Trustee shall execute and deliver at such Person's direction the related instruments of transfer or assignment prepared by the Sponsor, in each case without recourse, representation or warranty, as shall be necessary to transfer title from the Trustee for the benefit of the Certificateholders and transfer the Trustee's interest to the Sponsor to any Mortgage Loan purchased pursuant to this Section
2.03. It is understood and agreed that the obligation under this Agreement of the Sponsor to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Sponsor respecting such breach available to Certificateholders, the Depositor or the Trustee.

                  In connection with any repurchase or substitution of a Mortgage Loan or the cure of a breach of a representation or warranty set forth in Section 2.02 or this Section 2.03, the Sponsor shall promptly furnish to the Securities Administrator and the Trustee an officer's certificate, signed by a duly authorized officer of the Sponsor to the effect that such repurchase, substitution or cure has been made in accordance with the terms and conditions of this Agreement and that all conditions precedent to such repurchase, substitution or cure have been satisfied, including the delivery to the Securities Administrator of the Purchase Price or Substitution Adjustment Amount, as applicable, for deposit into the Distribution Account, together with copies of any Opinion of Counsel required to be delivered pursuant to this Agreement and the related Request for Release, on which the Securities Administrator and the Trustee may rely. Solely for purposes of the Securities Administrator providing an Assessment of Compliance, upon receipt of such documentation, the Securities Administrator shall approve such repurchase, substitution or cure as applicable, and which approval shall consist solely of the Securities Administrator's receipt of such documentation and deposits.

                  (d) The representations and warranties set forth in Section
2.03 hereof shall survive delivery of the respective Mortgage Files to the Custodian on behalf of the Trustee for the benefit of the Certificateholders.

                  Section 2.03.(A) Assignment of Interests in the Servicing
                            Agreements.

                  To the extent not provided for in the related Assumption Agreements, the Sponsor hereby assigns to the Depositor who concurrently with the execution and delivery of this Agreement assigns to the Trustee, on behalf of the Certificateholders, all of their respective right, title and interest in the Servicing Agreements and, if applicable, the Assumption Agreements, including but not limited to the Sponsor's rights pursuant to the Servicing Agreements (noting that the Sponsor has retained the right in the event of breach of the representations, warranties and covenants, if any, with respect to the Mortgage Loans under the related Servicing Agreement to enforce the provisions thereof and to seek all or any available remedies); provided that the Sponsor shall retain the right to terminate a Servicer, other than EMC as a Servicer, without cause to the extent set forth in the related Servicing Agreement.

                  Section 2.04 Representations and Warranties of the Depositor.

                  The Depositor hereby represents and warrants to the Master Servicer, the Securities Administrator and the Trustee as follows, as of the date hereof and as of the Closing Date:

                           (i) The Depositor is duly organized and is validly
                  existing as a limited liability company in good standing under the laws of the State of Delaware and has full power and authority necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement.

                           (ii) The Depositor has the full power and authority
                  to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and has duly authorized, by all necessary action on its part, the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and (ii) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

                           (iii) The execution and delivery of this Agreement by
                  the Depositor, the consummation of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Depositor and will not (A) result in a material breach of any term or provision of the certificate of formation or limited liability company agreement of the Depositor or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Depositor is a party or by which it may be bound or (C) constitute a material violation of any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor; and the Depositor is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Depositor's ability to perform or meet any of its obligations under this Agreement.

                           (iv) No litigation is pending, or, to the best of the
                  Depositor's knowledge, threatened, against the Depositor that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Depositor to perform its obligations under this Agreement in accordance with the terms hereof.

                           (v) No consent, approval, authorization or order of
                  any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Depositor has obtained the same.

                           (vi) The Depositor has filed all reports required to
                  be filed by Section 13 or Section 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the Depositor was required to file such reports) and it has been subject to such filing requirements for the past 90 days.

                  The Depositor hereby represents and warrants to the Trustee as of the Closing Date, following the transfer of the Mortgage Loans to it by the Sponsor, the Depositor had good title to the Mortgage Loans free and clear of all liens, claims and encumbrances, and the related Mortgage Notes were subject to no offsets, claims, defenses or counterclaims.

                  It is understood and agreed that the representations and warranties set forth in the immediately preceding paragraph shall survive delivery of the Mortgage Files to the Custodian on behalf of the Trustee to the Trustee. Upon discovery by the Depositor or the Trustee of a breach of such representations and warranties, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency.

                  Section 2.05 Delivery of Opinion of Counsel in Connection with
                           Substitutions and Repurchases.

                  (a) Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which default is not imminent, no repurchase or substitution pursuant to Sections 2.02 or 2.03 shall be made unless the Sponsor delivers to the Trustee, with a copy to the Custodian, an Opinion of Counsel, addressed to the Trustee, to the effect that such repurchase or substitution would not (i) result in the imposition of the tax on "prohibited transactions" of REMIC I, REMIC II or REMIC III or contributions after the Closing Date, as defined in sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause either REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding. Any Mortgage Loan as to which repurchase or substitution was delayed pursuant to this paragraph shall be repurchased or the substitution therefor shall occur (subject to compliance with Sections 2.02 or 2.03) upon the earlier of (a) the occurrence of a default or imminent default with respect to such Mortgage Loan and (b) receipt by the Trustee, with a copy to the Custodian, of an Opinion of Counsel addressed to the Trustee to the effect that such repurchase or substitution, as applicable, will not result in the events described in clause (i) or clause (ii) of the preceding sentence.

                  (b) Upon discovery by the Depositor, the Sponsor, the Master Servicer, the Custodian or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within 5 Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Sponsor, at its option, shall either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Replacement Mortgage Loan for the affected Mortgage Loan, or
(ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty contained in Section 2.03. The Trustee shall reconvey to the Sponsor the Mortgage Loan to be released pursuant hereto, and the Custodian shall deliver the related Mortgage file, in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

                  Section 2.06 Authentication and Delivery of Certificates.

                  The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, the Securities Administrator has executed and the Certificate Registrar has authenticated and delivered, to or upon the order of the Depositor, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

                  Section 2.07 Covenants of the Master Servicer.

                  The Master Servicer covenants to the Depositor, the Securities Administrator and the Trustee as follows:

                  (a) it shall comply in the performance of its obligations under this Agreement;

                  (b) no written information, certificate of an officer, statement furnished in writing (other than annual compliance certificates and annual accountants' reports of the Servicers delivered by the Master Servicer pursuant to Section 3.18) or written report prepared by the Master Servicer pursuant to this Agreement and delivered, in the case of the Master Servicer, to the Securities Administrator, the Depositor, any affiliate of the Depositor or the Trustee will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading; and

                  (c) it shall (in the case of the Master Servicer, only in its capacity as successor servicer pursuant to a Servicing Agreement) accurately and fully provide information regarding payment performance of the Mortgagors to the nationally recognized credit repositories, to the extent such reporting remains customary and prudent in the servicing of mortgage loans similar to the Mortgage Loans. Nothing in this Section shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

                  Section 2.08 Lost Mortgage Notes Indemnity.

                  With respect to each Mortgage Loan for which the Sponsor has delivered a lost note affidavit in lieu of an original Mortgage Note, the Sponsor does hereby agree to defend, indemnify, and hold harmless the Trust Fund and the Trustee, from and against any and all losses or damages, together with all reasonable costs, charges and expenses (whether or not a lawsuit is filed), incurred as a result of (i) the inability to enforce the related Mortgage Note according to its terms, (ii) any claim, demand, suit, cause of action or proceeding by a third party arising out of a Servicer's, the Master Servicer's or the Trustee's inability to enforce the related Mortgage Note according to its terms due to the lack of an original Mortgage Note, or (iii) the inability to receive any related Insurance Proceeds, Liquidation Proceeds or other amounts due to the lack of an original Mortgage Note. Upon demand from a Servicer, the Master Servicer or the Trustee, the Sponsor shall remit to the Master Servicer for deposit into the Distribution Account all amounts constituting lost principal with respect to such Mortgage Loan to be treated as a Principal Prepayment, and reimburse such Servicer, the Master Servicer or the Trustee, as applicable, for all costs and expenses incurred in connection with such lost Mortgage Note.

                  Section 2.09 Purposes and Powers of the Trust.

                  The purpose of the common law trust, as created hereunder, is to engage in the following activities:

                  (a) acquire and hold the Mortgage Loans and the other assets of the Trust Fund and the proceeds therefrom;

                  (b) to issue the Certificates sold to the Depositor in exchange for the Mortgage Loans;

                  (c) to make payments on the Certificates;

                  (d) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (e) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

                  The Trust is hereby authorized to engage in the foregoing activities. The Trustee shall not cause the Trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing more than 50% of the aggregate voting rights of the Certificates.

                                  ARTICLE III.

              ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS

                  Section 3.01 The Master Servicer.

                  The Master Servicer shall supervise, monitor and oversee the obligation of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of the applicable Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with each such Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive and review all reports, information and other data provided to the Master Servicer by each such Servicer and shall cause each such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The Master Servicer shall independently and separately monitor each such Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to such Servicers' and the Master Servicer's records, and based on such reconciled and corrected information, prepare the statements specified in
Section 5.04(c) and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of each such Servicer to its Protected Account pursuant to the applicable Servicing Agreement.

                  In addition to the foregoing, in connection with a modification of any Mortgage Loan by a Servicer, if the Master Servicer is unable to enforce the obligations of such Servicer with respect to such modification, the Master Servicer shall notify the Depositor of such Servicer's failure to comply with the terms of the related Servicing Agreement. If the related Servicing Agreement requires the approval of the Master Servicer for a modification to a Mortgage Loan, the Master Servicer shall approve such modification if, based upon its receipt of written notification from the related Servicer outlining the terms of such modification and appropriate supporting documentation, the Master Servicer determines that the modification is permitted under the terms of the related Servicing Agreement and that any conditions to such modification set forth in the related Servicing Agreement have been satisfied. Furthermore, if the related Servicing Agreement requires the oversight and monitoring of loss mitigation measures with respect to the related Mortgage Loans, the Master Servicer will monitor any loss mitigation procedure or recovery action related to a defaulted Mortgage Loan (to the extent it receives notice of such from the related Servicer) and confirm that such loss mitigation procedure or recovery action is initiated, conducted and concluded in accordance with any timeframes and any other requirements set forth in the related Servicing Agreement, and the Master Servicer shall notify the Depositor in any case in which the Master Servicer believes that such Servicer is not complying with such timeframes and/or other requirements.

                  Section 3.02 REMIC-Related Covenants.

                  For as long as each REMIC shall exist, the Trustee, the Securities Administrator and the Master Servicer shall act in accordance herewith to assure continuing treatment of such REMIC as a REMIC, and shall comply with any directions of the Sponsor, the Depositor, any Servicer, the Securities Administrator or the Master Servicer to assure such continuing treatment. In particular, the Trustee, the Securities Administrator and the Master Servicer shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee and the Securities Administrator have received a REMIC Opinion, addressed to the Trustee and the Securities Administrator and prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to a Servicing Agreement or Section 2.04 of this Agreement, as applicable, accept any contribution to any REMIC after the Startup Day without receipt of a REMIC Opinion addressed to the Trustee.

                  Section 3.03 Monitoring of Servicers.

                  (a) The Master Servicer shall be responsible for reporting to the Securities Administrator, the Depositor and the Sponsor the non-compliance by each Servicer with its duties under the related Servicing Agreement. In the review of each such Servicer's activities, the Master Servicer may rely upon an officer's certificate of such Servicer with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that any such Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Sponsor, the Depositor and the Trustee thereof and the Master Servicer (or EMC, if the activities relate to WFB as Servicer) shall issue such notice or take such other action as it deems appropriate.

                  (b) Subject to the preceding paragraph, the Master Servicer, on behalf of the Trustee and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and, in the event that any such Servicer fails to perform its obligations in accordance with the related Servicing Agreement, then either EMC (if such defaulting Servicer is WFB) or the Master Servicer (if such defaulting Servicer is any Servicer other than WFB), shall terminate the rights and obligations of the defaulting Servicer thereunder and act as successor servicer of the related Mortgage Loans or cause the Trustee to enter into a new Servicing Agreement with a successor servicer selected by either EMC (if the defaulting Servicer is WFB) or by the Master Servicer (if the defaulting Servicer is any Servicer other than WFB) (which new Servicing Agreement shall, in any case, have terms generally in accordance with the terms of the terminated Servicing Agreement); provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. Except as contemplated by subsection (c) below, the Master Servicer shall pay the costs of such

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enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action. Without limiting the generality of the foregoing, WFB shall reimburse EMC for all Termination Costs associated with a termination of WFB as Servicer. To the extent that any Termination Costs with respect to WFB, are not fully and timely reimbursed by WFB, EMC shall be entitled to reimbursement of such Termination Costs from its Protected Account.

                  (c) EMC shall reimburse the Master Servicer for the costs and expenses of the Master Servicer related to the termination of EMC as a Servicer, appointment of a successor servicer or the transfer and assumption of servicing by the Master Servicer with respect to the related Servicing Agreement, including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of EMC as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with the related Servicing Agreement. To the extent that any Termination Costs with respect to a terminated Servicer pursuant to the related Servicing Agreement are not fully and timely reimbursed by such terminated Servicer, the Master Servicer shall be entitled to reimbursement of such Termination Costs from the Distribution Account.

                  (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement, including any related Assumption Agreement. In addition, the Master Servicer shall enforce the obligation of each Servicer to comply with any limitations on modifications of the applicable Mortgage Loans set forth in the applicable Servicing Agreement and related Assumption Agreement, including any percentage limitation on the related Mortgage Loans that may be subject to a modification, to the extent the Master Servicer is notified in writing of any such modification by a Servicer, and any limitations on reimbursements for any Advance or Servicing Advance made in connection with a modification of a related Mortgage Loan which have been added to the Stated Principal Balance of such Mortgage Loan, to the extent that the related Servicer reports any such reimbursement to the Master Servicer. The Master Servicer shall enforce the obligation of each Servicer pursuant to the related Servicing Agreement to provide it with an Assessment of Compliance and Attestation Report pursuant to
Section 3.18.

                  (e) If the Master Servicer or EMC assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer that it replaces.

                  Section 3.04 [Reserved].

                  Section 3.05 Power to Act; Procedures.

                  The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, to

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do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of such Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged
Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of the related Servicing Agreement, including any related Assumption Agreement. The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering it or any Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the applicable Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable it to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for the use or misuse of any such powers of attorney by the Master Servicer or any Servicer). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 9.11 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

                  The Trustee and the Securities Administrator shall each execute and deliver to related Servicer and the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary or desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property;
(ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or related Mortgage; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or related Mortgage or otherwise available at law or equity.

                  Section 3.06 Due-on-Sale Clauses; Assumption Agreements.

                  To the extent provided in the applicable Servicing Agreement, for any Mortgage Loans that contain enforceable due-on-sale clauses, the Master Servicer shall cause the related Servicer to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with such applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

                  Section 3.07 Release of Mortgage Files.

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                  (a) Upon becoming aware of the payment in full of any Mortgage
Loan, or the receipt by the Master Servicer or any Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, such Servicer will, or if it does not, the Master Servicer may, if required under the applicable Servicing Agreement, promptly furnish to the Custodian on behalf of the Trustee two copies of a certification substantially in the form of Exhibit H hereto signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Protected Account maintained by the Master Servicer (as successor servicer) or the applicable Servicer pursuant to its Servicing Agreement have been or will be so deposited or escrowed) and shall request that the Custodian on behalf of the Trustee deliver to the Master Servicer or the applicable Servicer, as appropriate, the related Mortgage File. Upon receipt of such certification and request, the Custodian on behalf of the Trustee shall promptly release the related Mortgage File to the Master Servicer or the applicable Servicer, as appropriate, and neither the Custodian nor the Trustee shall have any further responsibility with regard to such Mortgage File. Upon any such payment in full, the Master Servicer and each Servicer is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Protected Account.

                  (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the applicable Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by a Servicer or the Master Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Custodian on behalf of the Trustee shall, upon the request of a Servicer or the Master Servicer, and delivery to the Custodian on behalf of the Trustee, of two copies of a request for release signed by a Servicing Officer substantially in the form of Exhibit H (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to the Servicer or the Master Servicer, as applicable. Such trust receipt shall obligate the Servicer or the Master Servicer to return the Mortgage File to the Custodian on behalf of the Trustee, when the need therefor by the Servicer or the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Custodian on behalf of the Trustee, to the Servicer or the Master Servicer.

                  Section 3.08 Documents, Records and Funds in Possession of the Master Servicer To Be Held for Trustee.

                  (a) The Master Servicer and each Servicer (to the extent required by the related Servicing Agreement) shall transmit to the Custodian on behalf of the Trustee such documents and instruments coming into the possession of the Master Servicer or such Servicer

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

from time to time as are required by the terms hereof, or in the case of the Servicers, in accordance with the applicable Servicing Agreement, to be delivered to the Custodian on behalf of the Trustee. Any funds received by the Master Servicer or a Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or a Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to, in the case of the Master Servicer, the Master Servicer's right to retain or withdraw from the Distribution Account the Master Servicing Fee and other amounts provided in this Agreement and to the right of each Servicer to retain its Servicing Fee and other amounts as provided in the applicable Servicing Agreement. The Master Servicer shall, and, to the extent provided in the applicable Servicing Agreement, shall cause each Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, the Securities Administrator and their respective agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

                  (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and each Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the applicable Servicing Agreement.

                  Section 3.09 Maintenance of Hazard Insurance.

                  (a) For each Mortgage Loan, the Master Servicer shall enforce any obligation of a Servicer under the related Servicing Agreement to maintain or cause to be maintained hazard insurance in accordance with the provisions of the related Servicing Agreement.

                  (b) Pursuant to Section 4.01, any amounts collected by the Master Servicer, or by any Servicer, under any Insurance Policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Distribution Account, subject to withdrawal pursuant to Section 4.05. Any cost incurred by the Master Servicer or any such Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to

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

Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Section 4.05.

                  Section 3.10 Presentment of Claims and Collection of Proceeds.

                  The Master Servicer shall (to the extent provided in the applicable Servicing Agreement) cause the related Servicer to prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such Insurance Policies. Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such Insurance Policies shall be promptly deposited in the Distribution Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

                  Section 3.11 Maintenance of the Primary Mortgage Insurance
                           Policies.

                  (a) The Master Servicer shall not take, or authorize any Servicer, to the extent such action is prohibited under the applicable Servicing Agreement, to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer or such Servicer, would have been covered thereunder. The Master Servicer shall use its best efforts to cause each such Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), Primary Mortgage Insurance applicable to each Mortgage Loan in accordance with the provisions of the related Servicing Agreement. The Master Servicer shall not, and shall not authorize any Servicer, to the extent required under the related Servicing Agreement, to cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of the related Servicing Agreement.

                  (b) The Master Servicer agrees to present, or to cause each Servicer to the extent required under the related Servicing Agreement to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 4.01, any amounts collected by the Master Servicer or any such Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Distribution Account, subject to withdrawal pursuant to Section 4.05.

                  Section 3.12 Custodian to Retain Possession of Certain
                           Insurance Policies and Documents.

                  The Custodian shall, on behalf of the Trustee, retain possession and custody of the originals (to the extent available) of any Primary Mortgage Insurance Policies, or certificate of

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insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time. Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Custodian, on behalf of the Trustee, shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement and the Custodial Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Custodian, on behalf of the Trustee, upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

                  Section 3.13 Realization Upon Defaulted Mortgage Loans.

                  The Master Servicer shall cause each Servicer to the extent required under the related Servicing Agreement, to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the terms of the applicable Servicing Agreement, including any related Assumption Agreement.

                  Section 3.14 Compensation for the Servicers and the Master
                           Servicer.

                  Servicing compensation in the form of any prepayment charges and penalties (other than the Prepayment Charges with respect to the Prepayment Charge Loans), assumption fees, tax service fees, fees for statement of account payoff or late payment charges collected by any Servicer shall be retained by such Servicer and shall not be remitted to the Master Servicer for deposit in the Distribution Account. In accordance with Section 4.05, the Master Servicer shall be entitled to pay itself the Master Servicing Fee in respect of remittances from Servicers prior to deposit in the Distribution Account or to withdraw such portion of the Master Servicing Fee from the Distribution Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement. Pursuant to Article IV, all income and gain realized from any investment of funds in the Distribution Account shall be for the benefit of the Master Servicer.

                  Section 3.15 REO Property.

                  (a) In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the Certificateholders. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement. Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause such applicable Servicer to protect and conserve such REO Property in the manner and to the extent required by the applicable Servicing Agreement, subject to the REMIC Provisions.

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

                  (b) The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property into the related Protected Account.

                  (c) The Master Servicer and such applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances, unreimbursed Servicing Advances or Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Advances or Servicing Fees as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

                  Section 3.16 Annual Statement as to Compliance.

                  The Master Servicer and the Securities Administrator shall deliver (or otherwise make available) to the Depositor and the Securities Administrator not later than March 15th of each calendar year beginning in 2008, an Officer's Certificate (an "Annual Statement of Compliance") stating, as to each signatory thereof, that (i) a review of the activities of each such party during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of the cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. The Master Servicer shall enforce the obligations of each Servicer, to the extent set forth in the related Servicing Agreement, to deliver a similar Annual Statement of Compliance by that Servicer to the Depositor and the Securities Administrator as described above as and when required with respect to the Master Servicer. In the event that certain servicing responsibilities with respect to any Mortgage Loan have been delegated by the Master Servicer, the Securities Administrator or a Servicer to a Subservicer or Subcontractor, each such entity shall cause such Subservicer or Subcontractor (and with respect to each Servicer, the Master Servicer shall enforce the obligation of such Servicer to the extent required under the related Servicing Agreement) to deliver a similar Annual Statement of Compliance by such Subservicer or Subcontractor to the Depositor and the Securities Administrator as described above as and when required with respect to the Master Servicer or the related Servicer (as the case may be).

                  Failure of the Master Servicer to comply with this Section
3.16 (including with respect to the timeframes required herein) shall be deemed an Event of Default, and at the written direction of the Depositor the Trustee shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same. Failure of the Securities Administrator to comply with this Section 3.16 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related Form 10-K, shall be deemed a default and the Trustee at the written direction of the Depositor shall, in

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

addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Securities Administrator for the same. This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

                  In the event the Master Servicer, the Securities Administrator, any Servicer or any subservicer or subcontractor engaged by either such party is terminated or resigns pursuant to the terms of this Agreement, or any other applicable agreement in the case of a Servicer, a subservicer or subcontractor, as the case may be, such party shall provide an Annual Statement of Compliance pursuant to this Section 3.16 or to the related section of such other applicable agreement, as the case may be, as to the performance of its obligations with respect to the period of time it was subject to this Agreement or such other applicable agreement, as the case may be, notwithstanding any such termination or resignation.

                  Section 3.17 Assessments of Compliance and Attestation Reports
                           (a).

                  Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and
Item 1122 of Regulation AB, each of the Master Servicer, the Securities Administrator and the Custodian (to the extent set forth in this Section and the Custodial Agreement) (each, an "Attesting Party") shall deliver (or otherwise make available) to the Master Servicer, the Securities Administrator and the Depositor on or before March 15th of each calendar year beginning in 2008, a report regarding such Attesting Party's assessment of compliance (an "Assessment of Compliance") with the Servicing Criteria during the preceding calendar year. The Assessment of Compliance, as set forth in Regulation AB, must contain the following:

                  (a) A statement by an authorized officer of such Attesting Party of its authority and responsibility for assessing compliance with the Servicing Criteria applicable to the related Attesting Party;

                  (b) A statement by an authorized officer that such Attesting Party used the Servicing Criteria attached as Exhibit L hereto, and which will also be attached to the Assessment of Compliance, to assess compliance with the Servicing Criteria applicable to the related Attesting Party;

                  (c) An assessment by such officer of the related Attesting Party's compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities such Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving the related Attesting Party, that are backed by the same asset type as the Mortgage Loans;

                  (d) A statement that a registered public accounting firm has issued an attestation report on the related Attesting Party's Assessment of Compliance for the period consisting of the preceding calendar year; and

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                  (e) A statement as to which of the Servicing Criteria, if any, are not applicable to the related Attesting Party, which statement shall be based on the activities such Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving such Attesting Party, that are backed by the same asset type as the Mortgage Loans.

                  Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to the related Attesting Party.

                  On or before March 15th of each calendar year beginning in 2008, each Attesting Party shall furnish to the Master Servicer, the Depositor and the Securities Administrator a report (an "Attestation Report") by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the related Attesting Party, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

                  The Master Servicer shall enforce the obligation of each Servicer to deliver to the Securities Administrator, the Master Servicer and the Depositor, as applicable, an Assessment of Compliance and Attestation Report as and when provided in the related Servicing Agreement. Each of the Master Servicer and the Securities Administrator shall cause, and the Master Servicer shall enforce the obligation (as and when provided in the related Servicing Agreement) of each Servicer to cause, any Subservicer and each Subcontractor (to the extent such Subcontractor is determined by the related Servicer, the Master Servicer or the Securities Administrator, as applicable, to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB) that is engaged by such Servicer, the Master Servicer or the Securities Administrator, as applicable, to deliver to the Securities Administrator, the Master Servicer and the Depositor an Assessment of Compliance and Attestation Report as and when provided above. Such Assessment of Compliance, as to any Subservicer or Subcontractor, shall at a minimum address the applicable Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to any "primary servicer" to the extent such Subservicer or Subcontractor is performing any servicing function for the party who engages it and to the extent such party is not itself addressing the Servicing Criteria related to such servicing function in its own Assessment of Compliance. The Securities Administrator shall confirm that each of the Assessments of Compliance delivered to it, taken as a whole, address all of the Servicing Criteria and taken individually address the Servicing Criteria for each party as set forth in Exhibit L and notify the Depositor of any exceptions. Notwithstanding the foregoing, as to any Subcontractor, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

                  The Custodian (to the extent set forth in the Custodial Agreement) shall deliver to the Master Servicer, the Securities Administrator and the Depositor an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to a "custodian". Notwithstanding the foregoing, an Assessment of Compliance or Attestation Report is not required to be delivered by the Custodian unless it is required as part of a Form 10-K with respect to the Trust Fund.

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                  Failure of the Master Servicer to comply with this Section
3.17 (including with respect to the timeframes required herein) shall, constitute an Event of Default, and at the written direction of the Depositor the Trustee shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same (but subject to the Master Servicer's rights to payment of any Master Servicing Compensation and reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). Failure of the Securities Administrator to comply with this Section 3.17 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related Form 10-K, shall, constitute a default and at the written direction of the Depositor, the Trustee shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Securities Administrator for the same (but subject to the Securities Administrator's right to reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

                  In the event the Master Servicer, the Securities Administrator, the Custodian, the Servicer or any subservicer or subcontractor engaged by any such party is terminated, assigns its rights and obligations under, or resigns pursuant to, the terms of the Agreement, the related Custodial Agreement, or any other applicable agreement in the case of a Servicer, subservicer or subcontractor, as the case may be, such party shall provide an Assessment of Compliance and cause to be provided an Attestation Report pursuant to this Section 3.17 or to the related section of such other applicable agreement, as the case may be, as to performance of its obligations with respect to the period of time it was subject to this Agreement or such other applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

                  Section 3.18 Reports Filed with Securities and Exchange
                           Commission.

                  (a) (i) (A) Within 15 days after each Distribution Date, the Securities Administrator shall, in accordance with industry standards, prepare and file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Distribution Report on Form 10-D, signed by the Master Servicer, with a copy of the Monthly Statement to be furnished by the Securities Administrator to the Certificateholders for such Distribution Date; provided that, the Securities Administrator shall have received no later than five (5) calendar days after the related Distribution Date, all information required to be provided to the Securities Administrator as described in clause (a)(iv) below. Any disclosure that is in addition to the Monthly Statement and that is required to be included on Form 10-D ("Additional Form 10-D Disclosure") shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit O to the Securities Administrator and the Depositor and approved for inclusion by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit O) and approval.

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

                  (B) Within five (5) calendar days after the related Distribution Date, (i) the parties set forth in Exhibit O shall be required to provide, and the Master Servicer shall enforce the obligations of each Servicer (to the extent provided in the related Servicing Agreement) to provide, pursuant to Section 3.18(a)(iv) below, to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this Section.

                  (C) After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor (in the case of any Additional 10-D Disclosure and otherwise if requested by the Depositor) and the Master Servicer for review. Within two Business Days after receipt of such copy, but no later than the 12th calendar day after the Distribution Date (provided that, the Securities Administrator forwards a copy of the Form 10-D no later than the 10th calendar day after the Distribution Date), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-D. No later than the 13th calendar day after the related Distribution Date, a duly authorized officer of the Master Servicer shall sign the Form 10-D and, in the case where the Master Servicer and the Securities Administrator are not affiliated, return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator shall follow the procedures set forth in Section 3.18(a)(v)(B). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator shall make available on its internet website a final executed copy of each Form 10-D filed by the Securities Administrator. The signing party at the Master Servicer can be contacted as set forth in Section 11.05. Form 10-D requires the registrant to indicate (by checking "yes" or "no") that it (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D if the answer to the questions should be "no". The Securities Administrator shall be entitled to rely on the representations in
Section 2.04(vi) and in any such notice in preparing, executing and/or filing any such report. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under Sections 3.18(a)(i) and (v) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or

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

timely file such Form 10-D, where such failure results from a party's failure to deliver on a timely basis, any information from such party needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

                  (ii) (A) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), the Securities Administrator shall prepare and file, at the direction of the Depositor, on behalf of the Trust, any Form 8-K, as required by the Exchange Act; provided that, the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K ("Form 8-K Disclosure Information") shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit O to the Securities Administrator and the Depositor and approved for inclusion by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit O) and approval.

                  (B) For so long as the Trust is subject to the Exchange Act reporting requirements, no later than the close of business on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties set forth in Exhibit O shall be required pursuant to Section 3.18(a)(iv) below to provide, and the Master Servicer will enforce the obligations of each Servicer (to the extent provided in the related Servicing Agreement) to provide, to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this Section.

                  (C) After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Depositor and the Master Servicer for review. No later than the close of business New York City time on the 3rd Business Day after the Reportable Event, or in the case where the Master Servicer and Securities Administrator are affiliated, no later than noon New York City time on the 4th Business Day after the Reportable Event, a duly authorized officer of the Master Servicer shall sign the Form 8-K and, in the case where the Master Servicer and the Securities Administrator are not affiliated, return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. Promptly, but no later than the close of business on the 3rd Business Day after the Reportable Event (provided that, the Securities Administrator forwards a copy of the Form 8-K no later than noon New York time on the third Business Day after the Reportable Event), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K. If a Form 8-K cannot be filed on time or if a

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

previously filed Form 8-K needs to be amended, the Securities Administrator shall follow the procedures set forth in Section 3.18(a)(v)(B). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator shall, make available on its internet website a final executed copy of each Form 8-K filed by the Securities Administrator. The signing party at the Master Servicer can be contacted as set forth in Section
11.05. The parties to this Agreement acknowledge that the performance by Master Servicer and the Securities Administrator of their respective duties under this
Section 3.18(a)(ii) related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.18(a)(ii). Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from a party's failure to deliver on a timely basis, any information from such party needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

                  (iii) (A) Within 90 days after the end of each fiscal year of the Trust, with respect to which the Trust is subject to the Exchange Act reporting requirements, or such earlier date as may be required by the Exchange Act (the "10-K Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2008, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, (I) an annual compliance statement for each Servicer, the Master Servicer, the Securities Administrator and any Subservicer or Subcontractor, as applicable, as described under Section 3.16, (II)(A) the annual reports on assessment of compliance with Servicing Criteria for each Servicer, the Master Servicer, each Subservicer and Subcontractor participating in the servicing function, the Securities Administrator and the Custodian, as described under Section 3.17, and (B) if any such report on assessment of compliance with Servicing Criteria described under Section 3.17 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such report on assessment of compliance with Servicing Criteria described under Section 3.17 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (III)(A) the registered public accounting firm attestation report for the Master Servicer, each Servicer, the Securities Administrator, each Subservicer, each Subcontractor, as applicable, and the Custodian, as described under Section 3.17, and (B) if any registered public accounting firm attestation report described under Section 3.17 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and
(IV) a Sarbanes-Oxley Certification as described in Section 3.18(a)(iii)(D) below (provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement, assessment of compliance or attestation report that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to
(I) through (IV) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit O

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

to the Securities Administrator and the Depositor and approved for inclusion by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit O) and approval.

                  (B) No later than March 15th of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008, (i) the parties set forth in Exhibit O shall be required to provide, and the Master Servicer shall enforce the obligations of each Servicer (to the extent provided in the related Servicing Agreement) to provide, pursuant to Section 3.18(a)(iv) below to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this Section.

                  (C) After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Depositor (only in the case where such Form 10-K includes Additional Form 10-K Disclosure and otherwise if requested by the Depositor) and the Master Servicer for review. Within three Business Days after receipt of such copy, but no later than March 25th (provided that, the Securities Administrator forwards a copy of the Form 10-K no later than the third Business Day prior to March 25th), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-K. No later than the close of business Eastern Standard time on the 4th Business Day prior to the 10-K Filing Deadline, an officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K and, in the case where the Master Servicer and the Securities Administrator are unaffiliated, return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.18(a)(v)(B). Promptly (but no later than one
(1) Business Day) after filing with the Commission, the Securities Administrator shall make available on its internet website a final executed copy of each Form 10-K filed by the Securities Administrator. The signing party at the Master Servicer can be contacted as set forth in Section 11.05. Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to the questions should be "no". The Securities Administrator shall be entitled to rely on the representations in
Section 2.04(vi) and in any such notice in preparing, executing and/or filing

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any such report. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under Sections 3.18(a)(iii) and (iv) related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections and Sections 3.16 and Section 3.17. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from a party's failure to deliver, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

                  (D) Each Form 10-K shall include a certification (the "Sarbanes-Oxley Certification") required to be included therewith pursuant to the Sarbanes-Oxley Act which shall be signed by the Certifying Person and delivered to the Securities Administrator no later than March 15th of each year in which the Trust is subject to the reporting requirements of the Exchange Act. The Master Servicer shall cause each Servicer, and any Subservicer or Subcontractor engaged by it, to provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person"), by March 10th of each year in which the Trust is subject to the reporting requirements of the Exchange Act (or such other date specified in the related Servicing Agreement) and otherwise within a reasonable period of time upon request, a certification (each, a "Back-Up Certification"), in the form attached hereto as Exhibit M-1, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. In addition, in the case where the Master Servicer and the Securities Administrator are not affiliated, the Securities Administrator shall sign a Back-Up Certification substantially in the form of Exhibit M-2; provided, however, that the Securities Administrator shall not be required to undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K. An officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Trust. Such officer of the Certifying Person can be contacted as set forth in Section 11.05.

                  (iv) With respect to any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or any Form 8-K Disclosure Information (collectively, the "Additional Disclosure") relating to the Trust Fund, the Securities Administrator's obligation to include such Additional Information in the applicable Exchange Act report is subject to receipt from the entity that is indicated in Exhibit O as the responsible party for providing that information, if other than the Securities Administrator, as and when required as described in
Section 3.18(a)(i) through (iii) above. Such Additional Disclosure shall be accompanied by a notice substantially in the form of Exhibit P. Each of the Master Servicer, the Sponsor, the Securities Administrator and the Depositor hereby agrees to notify and provide, and the Master Servicer agrees to enforce the obligations (to the extent provided in the related Servicing Agreement) of each Servicer to notify and provide, to the extent known to the Master Servicer, the Sponsor, the Securities Administrator and the Depositor, all Additional Disclosure relating to the Trust Fund, with respect to which such party is indicated in Exhibit O as the responsible party for providing that information. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Disclosure information pursuant to this Section.

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

                  Within five Business Days prior to each Distribution Date of each year that the Trust is subject to the Exchange Act reporting requirements, the Depositor shall make available to the Securities Administrator the related Significance Estimate and the Securities Administrator shall use such information to calculate the related Significance Percentage. If the Significance Percentage meets either of the threshold levels detailed in Item 1115(b)(1) or 1115(b)(2) of Regulation AB, the Securities Administrator shall deliver written notification to the Depositor and the Swap Provider to that effect. The Depositor shall request from the Swap Provider any information required under Regulation AB to the extent required under the Swap Agreement. The Depositor will be obligated pursuant to the Swap Agreement to provide to the Securities Administrator any information that may be required to be included in any Form 10-D, Form 8-K or Form 10-K or written notification instructing the Securities Administrator that such Additional Disclosure regarding the Swap Provider is not necessary for such Distribution Date. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Disclosure information pursuant to this Section.

                  So long as the Depositor is subject to the filing requirements of the Exchange Act with respect to the Trust Fund, the Trustee shall notify the Securities Administrator, the Depositor and the Swap Provider of any bankruptcy or receivership with respect to the Trustee or of any proceedings of the type described under Item 1117 of Regulation AB that have occurred as of the related Due Period, together with a description thereof, no later than the date on which such information is required of other parties hereto as set forth under this
Section 3.18. In addition, the Trustee shall notify the Securities Administrator and the Depositor of any affiliations or relationships that develop after the Closing Date between the Trustee and the Depositor, the Sponsor, the Securities Administrator, the Master Servicer, the Swap Provider or the Custodian of the type described under Item 1119 of Regulation AB, together with a description thereof, no later than March 15 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008. Should the identification of any of the Depositor, the Sponsor, the Securities Administrator, the Master Servicer, the Swap Provider or the Custodian change, the Depositor shall promptly notify the Trustee.

                  (v) (A) On or prior to January 30th of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

                  (B) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator shall promptly notify the Depositor and the Master Servicer. In the case of Form 10-D and 10-K, the Depositor, the Master Servicer and the Securities Administrator shall cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, and

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such amendment relates to any Additional Disclosure, the Securities
Administrator shall notify the Depositor and the parties affected thereby and such parties will cooperate to prepare any necessary Form 8-KA, 10-DA or 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by an appropriate officer of the Master Servicer. The parties hereto acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under this Section 3.18(a)(v) related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon the Master Servicer and the Depositor timely performing their duties under this Section. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, where such failure results from a party's failure to deliver on a timely basis, any information from such party needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

                  The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement or the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 3.18; provided, however, the Securities Administrator shall cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Exchange Act. Fees and expenses incurred by the Securities Administrator in connection with this Section 3.18 shall not be reimbursable from the Trust Fund.

                  (b) The Securities Administrator shall indemnify and hold harmless the Depositor, EMC and the Master Servicer and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Securities Administrator's obligations under Sections 3.16, 3.17 and 3.18 or the Securities Administrator's negligence, bad faith or willful misconduct in connection therewith. In addition, the Securities Administrator shall indemnify and hold harmless the Depositor and the Master Servicer and each of their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Back-Up Certification, any Annual Statement of Compliance, any Assessment of Compliance or any Additional Disclosure provided by the Securities Administrator on its behalf or on behalf of any Subservicer or Subcontractor engaged by the Securities Administrator pursuant to Section 3.16, 3.17 or 3.18 (the "Securities Administrator Information"), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Securities Administrator Information and not to any other information communicated in connection with the Certificates, without

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

regard to whether the Securities Administrator Information or any portion thereof is presented together with or separately from such other information.

                  The Depositor shall indemnify and hold harmless the Securities Administrator and the Master Servicer and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Depositor under Sections 3.16, 3.17 and 3.18 or the Depositor's negligence, bad faith or willful misconduct in connection therewith. In addition, the Depositor shall indemnify and hold harmless the Master Servicer, the Securities Administrator and each of their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Additional Disclosure provided by the Depositor that is required to be filed pursuant to this Section 3.18 (the "Depositor Information"), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Depositor Information that is required to be filed and not to any other information communicated in connection with the Certificates, without regard to whether the Depositor Information or any portion thereof is presented together with or separately from such other information.

                  The Master Servicer shall indemnify and hold harmless the Securities Administrator, EMC and the Depositor and each of its respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Master Servicer under Sections 3.16, 3.17 and
3.18 or the Master Servicer's negligence, bad faith or willful misconduct in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Depositor and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Annual Statement of Compliance, any Assessment of Compliance or any Additional Disclosure provided by the Master Servicer on its behalf or on behalf of any Subservicer or Subcontractor engaged by the Master Servicer pursuant to Section 3.16, 3.17 or 3.18 (the "Master Servicer Information"), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Master Servicer Information and not to any other information communicated in connection with the Certificates, without regard to whether the Master Servicer Information or any portion thereof is presented together with or separately from such other information.

                  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, the Securities Administrator or the Master Servicer, as applicable, then the defaulting party, in connection with any conduct for which it is providing indemnification under this Section 3.18(b), agrees that it shall contribute to the amount paid or payable by the

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other parties as a result of the losses, claims, damages or liabilities of the other party in such proportion as is appropriate to reflect the relative fault and the relative benefit of the respective parties.

                  The indemnification provisions set forth in this Section 3.18(b) shall survive the termination of this Agreement or the termination of any party to this Agreement.

                  (c) Failure of the Master Servicer to comply with this Section
3.18 (including with respect to the timeframes required herein) shall, constitute an Event of Default, and at the written direction of the Depositor the Trustee shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same (but subject to the Master Servicer rights to payment of any Master Servicing Compensation and reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). Failure of the Securities Administrator to comply with this Section 3.18 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related Form 8-K, 10-D or 10-K, shall, at the written direction of the Depositor, constitute a default and the Trustee shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Securities Administrator for the same (but subject to the Securities Administrator's right to reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary. In connection with the termination of the Master Servicer or the Securities Administrator pursuant to this Section 3.18(d), the Trustee shall be entitled to reimbursement of all costs and expenses associated with such termination to the extent set forth in
Section 9.05. Notwithstanding anything to the contrary in this Agreement, no Event of Default by the Master Servicer or default by the Securities Administrator shall have occurred with respect to any failure to properly prepare, execute and/or timely file any report on Form 8-K, Form 10-D or Form 10-K, any Form 15 or Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, where such failure results from any party's failure to deliver, on a timely basis, any information from such party needed to prepare, arrange for execution or file any such report, Form or amendment, and does not result from its own negligence, bad faith or willful misconduct.

                  (d) Notwithstanding the provisions of Section 11.01, this
Section 3.18 may be amended without the consent of the Certificateholders.

                  (e) Any report, notice or notification to be delivered by the Master Servicer or the Securities Administrator to the Depositor pursuant to this Section 3.18, may be delivered via email to RegABNotifications@bear.com or, in the case of a notification, telephonically by calling Reg AB Compliance Manager at 212-272-7525.

                  Section 3.19 [Reserved].

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                  Section 3.20 Optional Purchase of Defaulted Mortgage Loans.

                  Beginning on the first Business Day of the Fiscal Quarter immediately following the date on which a Mortgage Loan has become at least 91 days delinquent, EMC, in its sole discretion, shall have the right to elect (by written notice sent to the Trustee, with a copy to the Master Servicer, the Custodian and the applicable Servicer) to purchase for its own account from the Trust Fund any such Mortgage Loan at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Distribution Account, and the Custodian, upon receipt of a Request for Release from EMC, shall release to EMC, the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by EMC, in each case without recourse, representation or warranty as shall be necessary to vest in EMC any Mortgage Loan released pursuant hereto and EMC shall succeed to all the Trust's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. EMC shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding the foregoing, any such optional right of repurchase by EMC hereunder with respect to a delinquent Mortgage Loan shall, if unexercised, terminate on the earlier of (i) the date on which such delinquency has been cured or (ii) the last Business Day of such Fiscal Quarter immediately following the date on which such Mortgage Loan became 91 days delinquent, provided however, that such optional right of repurchase shall be reinstated if (a) in the case of clause (i), the related Mortgage Loan shall thereafter again have become 91 or more days delinquent and (b) in the case of clause (ii), such delinquency shall have been subsequently cured and the related Mortgage Loan shall thereafter again become 91 or more days delinquent in any subsequent Fiscal Quarter. In either event, the purchase option shall again become exercisable on the first day of the Fiscal Quarter immediately following the date on which the related Mortgage Loan again becomes at least 91 days delinquent. This right may be assigned by EMC to a third party, including a Holder of a Class of Certificates.

                  In addition, EMC shall have the right to purchase any Mortgage Loan from the Trust for which the first Scheduled Payment due to the Trust after the Closing Date becomes thirty (30) days past due; provided, however, such Mortgage Loan was purchased by EMC or one of its affiliates from an originator pursuant to a loan purchase agreement that obligated such seller to repurchase such Mortgage Loan if one or more Scheduled Payments becomes thirty (30) days past due (and such originator has agreed to repurchase such Mortgage Loan); and provided, further, that such optional purchase shall be exercised no later than the 270th day after such Mortgage Loan is subject to such originator's repurchase obligation. Such purchase shall be made at a price equal to the Purchase Price.

                  Section 3.21 [Reserved]

                  Section 3.22 Intention of the Parties and Interpretation.

                  Each of the parties acknowledges and agrees that the purpose of Sections 3.16, 3.17 and 3.18 of this Agreement is to facilitate compliance by the Sponsor, the Depositor, the Securities Administrator and the Master Servicer with the provisions of Regulation AB. Therefore, each of the parties agrees that
(a) the obligations of the parties hereunder shall be

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interpreted in such a manner as to accomplish that purpose, (b) the parties'
obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB,
(c) the parties shall comply with reasonable requests made by the Sponsor, the Depositor, the Master Servicer or the Securities Administrator for delivery of additional or different information as the Sponsor, the Depositor, the Master Servicer or the Securities Administrator may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the obligations of the parties to this transaction as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

                                   ARTICLE IV.

                                    ACCOUNTS

                  Section 4.01 Protected Accounts.

                  (a) The Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Protected Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which Protected Accounts shall be deposited daily (or as of such other time specified in the related Servicing Agreement) all collections of principal and interest on any Mortgage Loan and with respect to any REO Property received by a Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from such Servicer's own funds (less Servicing Fees as permitted by such applicable Servicing Agreement in the case of any such Servicer) and all other amounts to be deposited in the Protected Account pursuant to the related Servicing Agreement.

                  (b) [Reserved].

                  (c) Subject to this Article IV, on or before each Servicer Remittance Date, the Master Servicer shall (if acting as successor servicer to a Servicer), or shall cause the related Servicer to withdraw or shall cause to be withdrawn from the Protected Accounts and immediately remit or cause to be remitted to the Securities Administrator for deposit into the Distribution Account, amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date) with respect to each Mortgage Loan serviced by it:

                  (i) Scheduled Payments on the Mortgage Loans received or any related portion thereof advanced by the related Servicers pursuant to the Servicing Agreements which were due on or before the related Due Date, net of the amount thereof comprising the Servicing Fees;

                  (ii) full Principal Prepayments with respect to such Mortgage Loans in the related Prepayment Period and any Liquidation Proceeds and Subsequent Recoveries received by the Servicers with respect to such Mortgage Loans during the related period

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         set forth in the respective Servicing Agreement, net of the amount thereof comprising the Servicing Fees;

                  (iii) partial Principal Prepayments received by the Servicers for such Mortgage Loans in the related Prepayment Period; and

                  (iv) any amount to be used as an Advance and any payments of Compensating Interest.

                  Section 4.02 [Reserved].

                  Section 4.03 [Reserved].

                  Section 4.04 Distribution Account.

                  (a) The Paying Agent shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Distribution Account as a segregated trust account or accounts. The Securities Administrator will deposit in the Distribution Account, as identified by the Securities Administrator and as received by the Securities Administrator, the following:

                  (i) Any amounts withdrawn from a Protected Account and remitted to the Master Servicer for deposit to the Distribution Account pursuant to Section 4.01(c);

                  (ii) Any Advances and any payments of Compensating Interest which were not deposited in a Protected Account;

                  (iii) Any Insurance Proceeds, Liquidation Proceeds or Subsequent Recoveries received by or on behalf of the Master Servicer or which were not deposited in a Protected Account;

                  (iv) The Purchase Price with respect to any Mortgage Loans purchased by the Sponsor pursuant to Sections 2.02, 2.03 or 3.20;

                  (v) Any amounts required to be deposited with respect to losses on investments of deposits in the Distribution Account; and (vi) Any other amounts received by or on behalf of the Master Servicer or the Trustee and required to be deposited in the Distribution Account pursuant to this Agreement.

                  (b) All amounts deposited to the Distribution Account shall be held by the Paying Agent in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement. The requirements for crediting the Distribution Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) prepayment or late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges and (ii) the items enumerated in Subsections 4.05(a)(i), (ii), (iii), (iv), (vi), (vii), (viii),
(ix) and (xi) need not be remitted by the Securities Administrator (or remitted to the

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Securities Administrator by the related Servicer) for deposit to the
Distribution Account. In the event that the Securities Administrator shall deposit or cause to be deposited to the Distribution Account any amount not required to be credited thereto, the Securities Administrator, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

                  (c) The Distribution Account shall constitute an Eligible Account of the Trust Fund segregated on the books of the Paying Agent and held by the Paying Agent in a financial institution located in the State of the Corporate Trust Office or in the State of New York, and the Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Paying Agent, the Trustee, the Securities Administrator or the Master Servicer (whether made directly, or indirectly through a liquidator or receiver of the Paying Agent, the Trustee, the Securities Administrator or the Master Servicer). The amount at any time credited to the Distribution Account shall be (i) fully insured by the FDIC to the maximum coverage provided thereby or (ii) invested in the name of the Trustee, or its nominee, for the benefit of the Certificateholders, in such Permitted Investments, or deposited in demand deposits with such depository institutions, as directed in writing by the Master Servicer. In the absence of such direction, amounts will remain uninvested. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Permitted Investment is the Paying Agent or, if such obligor is any other Person, the Business Day preceding such Distribution Date. All investment earnings on amounts on deposit in the Distribution Account shall be for the account of the Master Servicer. The Master Servicer shall be permitted to withdraw or receive distribution of any and all investment earnings from the Distribution Account on each Distribution Date. If there is any loss on a Permitted Investment or demand deposit, the Master Servicer shall deposit the amount of the loss in the Distribution Account. With respect to the Distribution Account and the funds deposited therein, the Securities Administrator shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Trustee) as provided by 12 U.S.C. ss. 92a(e), and applicable regulations pursuant thereto, if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

                  Section 4.05 Permitted Withdrawals and Transfers from the
                           Distribution Account.

                  (a) The Paying Agent will, from time to time on demand of the Master Servicer or the Securities Administrator, make or cause to be made such withdrawals or transfers from the Distribution Account as the Master Servicer has designated for such transfer or withdrawal pursuant to the Servicing Agreements or as the Securities Administrator has instructed hereunder for the following purposes (limited in the case of amounts due the Master Servicer to those not withheld from the Distribution Account in accordance with Section 4.04(b), and in the case of amounts due to any Servicer to those not withdrawn from its Protected Account in accordance with the related Servicing Agreement):

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                  (i) to reimburse the Master Servicer or any Servicer for any
         Advance, the right of the Master Servicer or a Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Purchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Advance or advance was made;

                  (ii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or such Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged not covered by any Insurance Policy, including any hazard insurance or in connection with the liquidation of such Mortgage Loan;

                  (iii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or such Servicer from Liquidation Proceeds from a particular Mortgage Loan for liquidation expenses incurred with respect to such Mortgage Loan; provided that the related Servicer shall not be entitled to reimbursement for liquidation expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (xi) of this Subsection (a) to such Servicer; and (ii) such liquidation expenses were not included in the computation of such Excess Liquidation Proceeds;

                  (iv) to pay the Master Servicer or any Servicer, as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which it or such Servicer would have been entitled to receive under subclause (xi) of this Subsection 4.05(a) as servicing compensation on account of each defaulted scheduled payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;

                  (v) to pay the Master Servicer or any Servicer from the Purchase Price for any Mortgage Loan, the amount which it or such Servicer would have been entitled to receive under subclause (xi) of this subsection (a) as servicing compensation;

                  (vi) to reimburse the Master Servicer or any Servicer for unreimbursed Servicing Advances made pursuant to the applicable Servicing Agreement, the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Purchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such Servicing Advances were made;

                  (vii) to reimburse the Master Servicer or any Servicer for any unreimbursed Advance or any Servicing Advance, from collections, after a Realized Loss has been allocated with respect to the related Mortgage Loan, if the Advance or Servicing Advance has not been reimbursed pursuant to clause (i) or (vi);

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                  (viii) to pay any Master Servicing Fee not previously
         reimbursed or withheld by the Master Servicer from funds prior to distribution in the Distribution Account;

                  (ix) to reimburse the Master Servicer, the Trustee, the Custodian, the Sponsor or the Securities Administrator for their respective expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.03, 7.03, 7.04, 9.05 and 11.02, as applicable;

                  (x) to pay to the related Servicer, as additional compensation, any Excess Liquidation Proceeds with respect to a Mortgage Loan to the extent not retained by the related Servicer;

                  (xi) from collections, to reimburse or pay any Servicer or the Master Servicer any such amounts as are due thereto under the applicable Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the related Servicing Agreement;

                  (xii) from collections, to reimburse the Trustee, the Supplemental Interest Trust Trustee, the Securities Administrator, the Swap Administrator or the Custodian for expenses, costs and liabilities incurred by or reimbursable to it pursuant to this Agreement;

                  (xiii) to remove amounts deposited in error;

                  (xiv) notwithstanding any other provision of this Section 4.05(a), from collections with respect to principal only, to reimburse a Servicer for the interest portion of any Advances and any Servicing Advances made in connection with a Mortgage Loan modified pursuant to the related Servicing Agreement, to the extent that such portion of Advances or Servicing Advances have been added to the Stated Principal Balance of the Mortgage Loan during the related Due Period;

                  (xv) to make distributions to the Swap Administrator for payment to the Swap Provider as provided in this Agreement; and

                  (xvi) to clear and terminate the Distribution Account pursuant to Section 10.01.

                  (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Distribution Account pursuant to subclauses (i) through (xii), inclusive, or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being deposited in the Distribution Account under Section 4.04(b).

                  (c) On or before 5:00 p.m. Central time on the fifth Business Day immediately preceding each Distribution Date, the Master Servicer shall deliver to the Securities Administrator with respect to all Mortgage Loans, a report in the form of a computer readable magnetic tape (or by such other means as the Master Servicer and the Securities Administrator may agree from time to time) containing such data and information, as agreed to by the Master

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Servicer and the Securities Administrator such as to permit the Securities
Administrator to prepare the Monthly Statement to Certificateholders and to direct the Paying Agent in writing to make the required distributions for the related Distribution Date (the "Remittance Report"). On each Distribution Date, based solely on the applicable Remittance Report, the Paying Agent shall distribute Interest Funds and Principal Funds in the Distribution Account to the Holders of the Certificates in accordance with Section 5.04(a).

                  Section 4.06 The Swap Agreement; Supplemental Interest Trust.

                  (a) Pursuant to the Swap Administration Agreement, the Supplemental Interest Trust shall be established and maintained in the name of the Supplemental Interest Trust Trustee, as a separate trust, the corpus of which shall be held by the Supplemental Interest Trust Trustee, for the benefit of the Holders of the Adjustable Rate Certificates and the Swap Provider. The Supplemental Interest Trust shall hold the Swap Agreement, the Swap Administration Agreement, the Swap Collateral Account and the Swap Account. The Swap Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Securities Administrator held pursuant to this Agreement. Amounts in the Swap Account shall, at the written direction of the Class B-IO Certificateholders, be invested in Permitted Investments that mature no later than the Business Day prior to the next succeeding Distribution Date. All net income and gain from such investments shall be distributed to the Class B-IO Certificateholders, on a pro rata basis, not as a distribution in respect of any interest in any REMIC, on such Distribution Date. In the absence of written instructions to the Securities Administrator, amounts on deposit in the Swap Account shall remain uninvested. All amounts earned on amounts on deposit in the Swap Account shall be taxable to the Class B-IO Certificateholders. Any losses on such investments shall be deposited in the Swap Account by the Class B-IO Certificateholders out of its own funds immediately as realized, on a pro rata basis. In performing its duties hereunder and under the Swap Agreement and Swap Administration Agreement, the Supplemental Interest Trust Trustee shall be entitled to the same rights, protections and indemnities as provided to the Trustee hereunder.

                  (b) The Paying Agent shall deposit in the Basis Risk Reserve Fund all payments received from the Swap Administrator that are payable to the Trust Fund pursuant to the Swap Administration Agreement. On each Distribution Date the Paying Agent shall remit such amounts received from the Swap Administrator to the Holders of the Adjustable Rate Certificates in the manner provided in clause (d) below. In addition, on each Distribution Date as to which there is a Basis Risk Shortfall Carry Forward Amount payable to any Class of Offered Certificates, the Paying Agent shall deposit the amounts distributable pursuant to Section 5.04(a)(iii) into the Basis Risk Reserve Fund, and the Paying Agent has been directed by the Class B-IO Certificateholders to distribute any amounts then on deposit in the Basis Risk Reserve Fund to the Holders of the Offered Certificates in respect of the Basis Risk Shortfall Carry Forward Amounts for each such Class in the priorities set forth in clauses
Section 5.04(a)(iii).

                  (c) Net Swap Payments and Swap Termination Payments (other than Swap Termination Payments resulting from a Swap Provider Trigger Event and other than to the extent already paid by the Swap Administrator on behalf of the Supplemental Interest Trust Trustee

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from any upfront payment received pursuant to any replacement interest rate swap agreement that may be entered into by the Supplemental Interest Trust Trustee) payable by the Swap Administrator, on behalf of the Supplemental Interest Trust Trustee, to the Swap Provider pursuant to the Swap Agreement shall be deducted from Interest Funds, and to the extent of any such remaining amounts due, from Principal Funds, prior to any distributions to the Certificateholders. On or before each Distribution Date, such amounts shall be remitted to the Swap Administrator, and deposited into the Swap Account, first to make any Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date and for prior Distribution Dates, if any, and second to make any Swap Termination Payment (not due to a Swap Provider Trigger Event and other than to the extent already paid by the Swap Administrator on behalf of the Supplemental Interest Trust Trustee from any upfront payment received pursuant to any replacement interest rate swap agreement that may be entered into by the Supplemental Interest Trust Trustee) owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date and for prior Distribution Dates, if any. For federal income tax purposes, such amounts paid to the Supplemental Interest Trust on each Distribution Date shall be deemed paid to the Supplemental Interest Trust in respect of a Class IO Distribution Amount. Any Swap Termination Payment triggered by a Swap Provider Trigger Event owed to the Swap Provider pursuant to the Swap Agreement will be subordinated to distributions to the Holders of the Offered Certificates and shall be paid as set forth under Section 5.04(a)(iii). In addition, the Swap Administrator shall remit to the Swap Provider any Swap Optional Termination Payment paid as part of the Mortgage Loan Purchase Price and remitted to the Supplemental Interest Trust pursuant to Section 10.01.

                  (d) On or before each Distribution Date, Net Swap Payments payable by the Swap Provider pursuant to the Swap Agreement to the Swap Administrator, on behalf of the Supplemental Interest Trust Trustee, will be deposited by the Swap Administrator, acting on behalf of the Supplemental Interest Trust Trustee, into the Swap Account pursuant to the Swap Administration Agreement. The Swap Administrator shall, to the extent provided in the Swap Administration Agreement, remit amounts on deposit in the Swap Account to the Paying Agent for deposit into the Basis Risk Reserve Fund. On each Distribution Date, to the extent required, the Paying Agent shall withdraw such amounts from the Basis Risk Reserve Fund to distribute to the Offered Certificates in the following order of priority:

                  (i) first, to each Class of Class A Certificates, pro rata, to pay Current Interest and any Interest Carry Forward Amount to the extent due to the allocation thereto of the interest portion of a Realized Loss, to the extent not fully paid pursuant to Section 5.04(a)(i) clause (first);

                  (ii) second, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, to pay Current Interest to the extent not fully paid pursuant to Section 5.04(a)(i) clause (second) and any Interest Carry Forward Amount to the extent of the allocation thereto of the interest portion of a Realized Loss;

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                  (iii) third, to pay first to each Class of Class A
         Certificates, pro rata, and second, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, any Basis Risk Shortfall Carry Forward Amounts on such Certificates for such Distribution Date; and

                  (iv) fourth, to pay as principal to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates as part of the Extra Principal Distribution Amount, payable in the same manner and priority as set forth under Section 5.04(a)(ii), to the extent that the Overcollateralization Amount is reduced below the Overcollateralization Target Amount as a result of related Realized Losses, until the Overcollateralization Target Amount has been reached.

         Any amounts remaining in the Swap Account after the distributions described in clauses first through fourth above will be distributed by the Swap Administrator in accordance with the provisions of the Swap Administration Agreement.

                  (e) The Swap Account, which is created and maintained by the Swap Administrator pursuant to the Swap Administration Agreement, is an "outside reserve fund" within the meaning of Treasury Regulation Section 1.860G-2(h) and shall not be an asset of any REMIC created hereunder. The beneficial owner of the Swap Account is identified, and other matters relating to the Swap Account are addressed, in the Swap Administration Agreement.

                  (f) The Securities Administrator shall treat the Holders of Offered Certificates as having entered into a notional principal contract with respect to the Holders of the Class B-IO Certificates. Pursuant to each such notional principal contract, all Holders of Offered Certificates shall be treated as having agreed to pay, on each Distribution Date, to the Holders of the Class B-IO Certificates an aggregate amount equal to the excess, if any, of
(i) the amount payable on such Distribution Date on the REMIC II Regular Interest constituting a part of the corresponding Class of Certificates over
(ii) the amount payable on such Class of Certificates on such Distribution Date (such excess, a "Class IO Distribution Amount"). A Class IO Distribution Amount payable from interest collections shall be allocated on a pro rata basis among such Certificates based on the excess of, with respect to each such Certificate,
(i) the amount of interest otherwise payable to the REMIC II Regular Interest relating to such Certificate over (ii) the amount of interest payable to such Certificate at a per annum rate equal to the related Interest Rate Cap, and a Class IO Distribution Amount payable from principal collections shall be allocated to the most subordinate Class of Offered Certificates with an outstanding principal balance to the extent of such balance. In addition, pursuant to such notional principal contract, the Holders of the Class B-IO Certificates shall be treated as having agreed to pay Basis Risk Shortfall Carry Forward Amounts to the Holders of the Offered Certificates in accordance with the terms of this Agreement. Any payments to the Certificates from amounts deemed received in respect of this notional principal contract shall not be payments with respect to a Regular Interest in a REMIC within the meaning of Code Section 860G(a)(1). However, any payment from the Offered Certificates of a Class IO Distribution Amount shall be treated for tax purposes as having been received by the Holders of such Certificates and as having been paid by such Holders to the Holders of the Class B-IO Certificates pursuant to the notional principal contract. Thus, each Class of Offered Certificates shall be treated as representing not only ownership of Regular

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Interests in a REMIC, but also ownership of an interest in, and obligations with respect to, a notional principal contract.

                  (g) Upon a Swap Early Termination other than in connection with the Optional Termination of the Trust, the Swap Administrator, pursuant to the Swap Administration Agreement, shall use reasonable efforts to appoint a successor swap provider selected by the Depositor to enter into a new interest rate swap agreement on terms substantially similar to the Swap Agreement, with a successor swap provider meeting all applicable eligibility requirements. If the Swap Administrator receives a Swap Termination Payment from the Swap Provider in connection with such Swap Early Termination, the Swap Administrator will apply such Swap Termination Payment to any upfront payment required to appoint the successor swap provider. If the Swap Administrator is required to pay a Swap Termination Payment to the Swap Provider in connection with such Swap Early Termination, the Swap Administrator will apply any upfront payment received from the successor swap provider to pay such Swap Termination Payment. If the Swap Administrator is unable to appoint a successor swap provider selected by the Depositor within 30 days of the Swap Early Termination, then the Swap Administrator will deposit any Swap Termination Payment received from the original Swap Provider into a separate, non-interest bearing reserve account and will, on each subsequent distribution date, withdraw from the amount then remaining on deposit in such reserve account an amount equal to the Net Swap Payment, if any, that would have been paid to the Swap Administrator by the original Swap Provider calculated in accordance with the terms of the original Swap Agreement, and distribute such amount to the Holders of the Offered Certificates or for such other purpose specified in the Swap Administration Agreement in accordance with the terms thereof.

                  (h) In the event that the Swap Provider fails to perform any of its obligations under the Swap Agreement (including, without limitation, its obligation to make any payment or transfer collateral), or breaches any of its representations and warranties thereunder, or in the event that an Event of Default, Termination Event, or Additional Termination Event (each as defined in the Swap Agreement) occurs with respect to the Swap Agreement, the Supplemental Interest Trust Trustee or the Swap Administrator shall, provided the Supplemental Interest Trust Trustee or the Swap Administrator, respectively, has actual knowledge of such failure, breach or occurrence by the Swap Provider, immediately, but no later than the next Business Day following such failure, breach, or occurrence, notify the Depositor and send any notices and make any demands, on behalf of the Supplemental Interest Trust, in accordance with the Swap Agreement.

                  (i) In the event that the Swap Provider's obligations are guaranteed by a third party under a guaranty relating to the Swap Agreement (such guaranty the "Guaranty" and such third party the "Guarantor"), then to the extent that the Swap Provider fails to make any payment by the close of business on the day it is required to make payment under the terms of the Swap Agreement, the Swap Administrator on behalf of the Supplemental Interest Trust Trustee shall, as soon as practicable, but no later than two (2) Business Days after the Swap Provider's failure to pay, demand that the Guarantor make any and all payments then required to be made by the Guarantor pursuant to such Guaranty. The Swap Provider or the Depositor shall promptly provide the Swap Administrator and the Supplemental Interest Trust Trustee with a copy of such Guaranty; provided that, the Swap Administrator and the Supplemental Interest Trust Trustee shall in no event be liable for any failure or delay in the performance by the Swap Provider or

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any Guarantor of its obligations hereunder or pursuant to the Swap Agreement and the Guaranty, nor for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) in connection therewith.

                  (j) The Supplemental Interest Trust Trustee shall cause any replacement swap provider to provide a copy of the replacement interest rate swap agreement to the Depositor.

                  Section 4.07 [Reserved].

                  Section 4.08 Class P Reserve Account.

                  (a) No later than the Closing Date, the Securities Administrator shall establish and maintain in the name of the Holders of the Class P Certificates, the Class P Reserve Fund as a segregated trust account. On the Closing Date, the Depositor shall deposit $100 into the Class P Reserve Account, which amount shall be transferred to the Distribution Account for distribution to the Class P Certificates on the initial Distribution Date. Funds on deposit in the Class P Reserve Account shall be held in trust by the Securities Administrator for the Holders of the Class P Certificates. The Class P Reserve Account will not represent an interest in any REMIC.

                  (b) Any amount on deposit in the Class P Reserve Account shall be held uninvested. On the Business Day prior to each Distribution Date, the Securities Administrator shall withdraw the amount then on deposit in the Class P Reserve Account and deposit such amount into the Distribution Account to be distributed to the Holders of the Class P Certificates in accordance with
Section 5.04(a)(iv). In addition, on the earlier of (x) the Business Day prior to the Distribution Date on which all the assets of the Trust Fund are repurchased as described in Section 10.01 and (y) the Business Day prior to the Distribution Date occurring in April 2012, the Securities Administrator shall withdraw the amount on deposit in the Class P Reserve Account, deposit such amount into the Distribution Account and distribute such amount to the Class P Certificates on such Distribution Date in accordance with Section 5.04(a)(iv) and, following such withdrawal, the Class P Reserve Account shall be closed.

                  (c) The Class P Reserve Account constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of the REMICs.

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                                   ARTICLE V.

                           DISTRIBUTIONS AND ADVANCES
                             BY THE MASTER SERVICER

                  Section 5.01 Advances.

                  Except with respect to any Simple Interest Loans, for which no Advances of principal are required to be made, if the related Servicer was required to make an Advance pursuant to the related Servicing Agreement and failed to make such Advance, in full or in part, the Master Servicer, in its capacity as successor servicer (or any other successor to the Servicer, or EMC, in its capacity as successor servicer, if the defaulting servicer is WFB) will make such Advance, to the extent not otherwise paid by the related Servicer, for deposit into the Distribution Account. Each such Advance shall be remitted to the Distribution Account no later than 1:00 p.m. Central time on the Master Servicer Advance Date in immediately available funds. The Master Servicer shall be obligated to make any such Advance only to the extent that such advance would not be a Nonrecoverable Advance. If the Master Servicer shall have determined that it has made a Nonrecoverable Advance or that a proposed Advance or a lesser portion of such Advance would constitute a Nonrecoverable Advance, the Master Servicer shall deliver (i) to the Securities Administrator for the benefit of the Certificateholders funds constituting the remaining portion of such Advance, if applicable, and (ii) to the Depositor, each Rating Agency, the Securities Administrator and the Trustee an Officer's Certificate setting forth the basis for such determination.

                  In lieu of making all or a portion of such Advance from its own funds, the Master Servicer may cause to be made an appropriate entry in its records relating to the Distribution Account that any Amount Held for Future Distributions has been used by the Master Servicer in discharge of its obligation to make any such Advance. Any funds so applied shall be replaced by the Master Servicer by deposit in the Distribution Account, no later than the close of business on the Business Day immediately preceding the Distribution Date on which such funds are required to be distributed pursuant to this Agreement.

                  The Master Servicer shall be entitled to be reimbursed from the Distribution Account for all Advances of its own funds made pursuant to this Section as provided in Section 4.05. The obligation to make Advances with respect to any Mortgage Loan shall continue until such Mortgage Loan is paid in full or the related Mortgaged Property or related REO Property has been liquidated or until the purchase or repurchase thereof (or substitution therefor) from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section 5.01.

                  Subject to and in accordance with the provisions of Article VIII hereof, in the event of a failure by the Master Servicer to make an Advance pursuant to this Section 5.01, then the Trustee, as Successor Master Servicer, shall be obligated to make such Advance.

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                  Section 5.02 Compensating Interest Payments.

                  The Master Servicer shall deposit into the Distribution Account, no later than the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to the aggregate amount of Compensating Interest required to be paid by a Servicer pursuant to the related Servicing Agreement for such Distribution Date, that is not so paid by such Servicer; provided that such amount with respect to all Servicers in the aggregate, shall not exceed the Master Servicing Fee for such Distribution Date; and in case of such deposit, the Master Servicer shall not be entitled to any recovery or reimbursement in respect of any such payment.

                  Section 5.03 REMIC Distributions.

                  On each Distribution Date the Securities Administrator, shall allocate distributions to the REMIC I Regular Interests, the REMIC II Regular Interests and the REMIC III Regular Interests, in accordance with Section 5.07 hereof.

                  Section 5.04 Distributions.

                  (a) On each Distribution Date, an amount equal to the Interest Funds and Principal Funds for such Distribution Date shall be withdrawn by the Paying Agent from the Distribution Account and distributed as directed in accordance with the Remittance Report for such Distribution Date, in the manner set forth in clauses (i), (ii) and (iii) below:

                  (i) The Paying Agent shall apply Interest Funds for such Distribution Date as follows:

                                   first, from remaining Interest Funds, to each
                           Class of Class A Certificates, Current Interest and then any Interest Carry Forward Amount for each such Class, pro rata, based on the amounts of Current Interest and Interest Carry Forward Amount, as applicable, due to each such Class;

                                   second, from remaining Interest Funds, to the
                           Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates and the Class M-7 Certificates sequentially, in that order, Current Interest for each such Class;

                                   third, any Excess Spread, to the extent
                           necessary to meet a level of overcollateralization equal to the Specified Overcollateralization Amount, will be the Extra Principal Distribution Amount and will be included as part of the Principal Distribution Amount; and

                                   fourth, any Remaining Excess Spread will be
                           added to any Excess Overcollateralization Amount and will be included in Excess Cashflow and applied as described under clause (iii), below.

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                  On any Distribution Date, any shortfalls on mortgage loans resulting from the application of the Relief Act or similar state laws, and any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest will be allocated, first, in reduction of amounts otherwise distributable to the Class B-IO Certificates and Residual Certificates, and thereafter, to the Current Interest payable to the Certificates on such Distribution Date, on a pro rata basis, based on the respective amounts of interest accrued on such Certificates for such Distribution Date. The holders of the Certificates will not be entitled to reimbursement for any such interest shortfalls.

                  (ii) The Paying Agent shall apply the Principal Distribution Amount for such Distribution Date as follows:

                           (A) For each Distribution Date (i) prior to the
                  Stepdown Date or (ii) on which a Trigger Event is in effect:

                                   first, to the Class A-1 Certificates, the
                           Class A-2 Certificates and the Class A-3
                           Certificates, sequentially, in that order, in each case until the Certificate Principal Balance of each such Class is reduced to zero;

                                   second, to the Class M-1 Certificates, any
                           remaining Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                                   third, to the Class M-2 Certificates, any
                           remaining Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                                   fourth, to the Class M-3 Certificates, any
                           remaining Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                                   fifth, to the Class M-4 Certificates, any
                           remaining Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                                   sixth, to the Class M-5 Certificates, any
                           remaining Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                                   seventh, to the Class M-6 Certificates, any
                           remaining Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero; and

                                   eighth, to the Class M-7 Certificates, any
                           remaining Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero.

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

                           (B) For each Distribution Date on or after the
                  Stepdown Date, so long as a Trigger Event is not in effect:

                                    first, to the Class A-1 Certificates, the
                           Class A-2 Certificates and the Class A-3
                           Certificates, sequentially, in that order, the Class A Principal Distribution Amount, in each case until the Certificate Principal Balance of each such Class is reduced to zero;

                                    second, to the Class M-1 Certificates, from
                           any remaining Principal Distribution Amount, the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                                    third, to the Class M-2 Certificates, from
                           any remaining Principal Distribution Amount, the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero; and

                                    fourth, to the Class M-3 Certificates, from
                           any remaining Principal Distribution Amount, the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                                    fifth, to the Class M-4 Certificates, from
                           any remaining Principal Distribution Amount, the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                                    sixth, to the Class M-5 Certificates, from
                           any remaining Principal Distribution Amount, the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                                    seventh, to the Class M-6 Certificates, from
                           any remaining Principal Distribution Amount, the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero; and

                                    eighth, to the Class M-7 Certificates, from
                           any remaining Principal Distribution Amount, the Class M-7 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero.

                  (iii) The Paying Agent shall apply the sum of any Excess Cashflow on each Distribution Date as follows:

                                    first, to each Class of Class A
                           Certificates, any unpaid Interest Carry Forward Amount for each such Class of Certificates and Distribution Date, pro rata, to the extent not paid pursuant to paragraph first of clause (i) above and not covered by the amounts paid to the Trust pursuant to the Swap Agreement and the Swap Administration Agreement;

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

                                    second, from the sum of any remaining Excess
                           Cashflow, to each Class of Class A Certificates, pro rata, an amount equal to any Unpaid Applied Realized Loss Amount for each such Class and Distribution Date;

                                    third, from the sum of any remaining Excess
                           Cashflow, to the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates, sequentially, in that order, an amount equal to any Interest Carry Forward Amount for each such Class and Distribution Date, to the extent not covered by amounts paid to the Trust with respect to such Distribution Date under the Swap Agreement and the Swap Administration Agreement;

                                    fourth, from the sum of any remaining Excess
                           Cashflow, to the Basis Risk Reserve Fund, and therefrom to each Class of Class A Certificates, pro rata, any Basis Risk Shortfall Carry Forward Amount for each such Class and Distribution Date, to the extent not covered by amounts paid to the Trust with respect to such Distribution Date under the Swap Agreement and the Swap Administration Agreement;

                                    fifth, from the sum of any remaining Excess
                           Cashflow, to the Basis Risk Reserve Fund, and therefrom to the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates and Class M-7 Certificates, sequentially, in that order, an amount equal to any Basis Risk Shortfall Carry Forward Amount for each such Class and Distribution Date, to the extent not covered by amounts paid to the Trust with respect to such Distribution Date under the Swap Agreement and the Swap Administration Agreement.

                                    sixth, from the sum of any remaining Excess
                           Cashflow, first to each Class of Class A
                           Certificates, pro rata, and then to Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates, sequentially, in that order, such respective Certificates' allocated share of any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest and any shortfalls resulting from the application of the Relief Act or similar state laws, in each case without interest accrued thereon;

                                    seventh, from the sum of any remaining
                           Excess Cashflow, to the Swap Administrator for payment to the Swap Provider, the amount of any Swap Termination Payment resulting from a Swap Provider Trigger Event not previously paid (other than to the extent already paid by the Swap Administrator from any upfront payment received pursuant to any replacement interest rate swap agreement that may be entered into by the Supplemental Interest Trust Trustee);

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

                                    eighth, to the Class M-7 Certificates, the
                           Early Principal Payment Amount for such Distribution Date, until the Certificate Principal Balance thereof is reduced to zero;

                                    ninth, from the sum of any remaining Excess
                           Cashflow, to the Class B-IO Certificates, the Class B-IO Distribution Amount; and

                                    tenth, any remaining amounts to the Residual
                           Certificates, based on the related REMIC in which such amounts remain.

                  (iv) On each Distribution Date, all amounts transferred from the Class P Reserve Account representing Prepayment Charges in respect of the Prepayment Charge Loans received during the related Prepayment Period will be withdrawn from the Distribution Account and distributed by the Paying Agent to the Holders of the Class P Certificates and shall not be available for distribution to the Holders of any other Class of Certificates.

                  (b) Subject to Section 10.02 hereof respecting the final distribution, on each Distribution Date the Paying Agent shall make distributions to each Certificateholder of record on the preceding Record Date either by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Paying Agent at least five (5) Business Days prior to the related Record Date or, if not, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Notwithstanding the foregoing, but subject to Section 10.02 hereof respecting the final distribution, distributions with respect to Certificates registered in the name of a Depository shall be made to such Depository in immediately available funds. (c) The Securities Administrator shall deliver a Remittance Report to the Paying Agent on or before 2:00 p.m. Eastern time on the Business Day immediately preceding each Distribution Date.

                  Section 5.05 Allocation of Realized Losses.

                  Any Realized Losses with respect to the Mortgage Loans shall be applied on each Distribution Date after the distributions provided for in
Section 5.04 in reduction of the Certificate Principal Balance of the Class or Classes of Certificates as provided in the definition of Applied Realized Loss Amount.

                  Any amounts distributed to the Class of Offered Certificates in respect of any Unpaid Applied Realized Loss Amount will not be applied to reduce the Certificate Principal Balance of such Class.

                  If a Servicer or the Master Servicer receives a Subsequent Recovery in a Prepayment Period, it will be distributed on the following Distribution Date in accordance with the priorities described under Section 5.04(a). Additionally, the Certificate Principal Balance of each Class of Offered Certificates that had been reduced by the allocation of a Realized Loss will be increased, in order of seniority, by the amount of such Subsequent Recovery, but not in excess

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

of the Unpaid Applied Realized Loss Amount for such Class immediately prior to that Distribution Date. Holders of such Certificates will not be entitled to any payment in respect of Current Interest on the amount of such increases for an Interest Accrual Period preceding the Distribution Date on which such increase occurs.

                  Section 5.06 Monthly Statements to Certificateholders.

                  (a) Not later than each Distribution Date, the Securities Administrator shall prepare and make available to each Holder of Certificates, the Trustee, the Rating Agencies, the Master Servicer, the Swap Provider, each Servicer and the Depositor, a statement setting forth for the Certificates:

                  (i) the applicable Accrual Periods for calculating distributions and general Distribution Dates;

                  (ii) total cash flows received and the general sources thereof;

                  (iii) the related amount of the Master Servicing Fees paid to or retained by the Master Servicer and the Servicing Fees paid to or retained by each Servicer for the related Due Period;

                  (iv) the amount of the related distribution to Holders of each Class allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, (B) the aggregate of all Scheduled Payments (except with respect to any Simple Interest Loans) of principal included therein (and with respect to any Simple Interest Loans, the amount of principal actually received included therein), and (C) the Extra Principal Distribution Amount included therein (if any);

                  (v) the amount of such distribution to holders of the Adjustable Rate Certificates allocable to interest and the portion thereof, if any, provided by the Swap Agreement;

                  (vi) any Interest Carry Forward Amounts, and any Basis Risk Shortfall Carry Forward Amounts for each Class of Adjustable Rate Certificates (if any);

                  (vii) the Certificate Principal Balance of the Adjustable Rate Certificates before and after giving effect to all distributions of principal and allocation of Applied Realized Loss Amounts in reduction of Certificate Principal Balance for such Distribution Date and the allocation of any Subsequent Recoveries to increase the Certificate Principal Balance for such Distribution Date and the aggregate Certificate Principal Balance of the Adjustable Rate Certificates after all such distributions and allocations;

                  (viii) the number and aggregate of the Stated Principal Balances of the Mortgage Loans on the related Due Date;

                  (ix) the Pass-Through Rate for each Class of Adjustable Rate Certificates with respect to the current Accrual Period, and, if applicable, whether such Pass-Through Rate was limited by the Interest Rate Cap;

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

                  (x) the amount of Advances included in the distribution on such Distribution Date (including the general purpose of such Advances);

                  (xi) the number and Stated Principal Balance of any Mortgage Loans that were (a) Delinquent (exclusive of Mortgage Loans in foreclosure or that became Liquidated Mortgage Loans during the preceding calendar month) under the OTS method of calculation, (1) one scheduled payment , (2) two Scheduled Payments, and (3) three or more Scheduled Payments, and (b) for which foreclosure proceedings have been commenced, in each case as of the end of the preceding calendar month;

                  (xii) the amount any Excess Cashflow;

                  (xiii) with respect to any Mortgage Loan that was liquidated during the preceding calendar month, the loan number and Stated Principal Balance of, and Realized Loss on, such Mortgage Loan as of the end of the preceding calendar month;

                  (xiv) Whether a Stepdown Date has occurred and whether a Trigger Event is in effect;

                  (xv) the total number and principal balance of any real estate owned, or REO, properties as of the end of the preceding calendar month;

                  (xvi) the cumulative amount of Applied Realized Loss Amounts to date and the Unpaid Applied Realized Loss Amounts for each applicable Class of Offered Certificates after giving effect to the distribution of principal (including Subsequent Recoveries) and allocation of Applied Realized Loss Amounts on such Distribution Date;

                  (xvii) the three-month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the Mortgage Loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties, and the denominator of which is the Stated Principal Balances of all of the Mortgage Loans;

                  (xviii) the amount of any Net Swap Payment payable to the Trust, any Net Swap Payment payable to the Swap Provider, any Swap Termination Payment payable to the Trust and any Swap Termination Payment payable to the Swap Provider;

                  (xix) unless otherwise previously reported on Form 10-D, any material modifications, extensions or waivers to Mortgage Loan terms, fees, penalties or payments during the related Due Period or that have become material over time;

                  (xx) the Realized Losses during the related Realized Loss Period and the cumulative Realized Losses through the end of the related Realized Loss Period;

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

                  (xxi) the amount of any Subsequent Recovery for such Distribution Date and the amount by which the Certificate Principal Balance of each Class of Offered Certificates was increased as a result thereof; and

                  (xxii) the amount of the distribution made on such Distribution Date to the Holders of the Class P Certificates allocable to Prepayment Charges on the Prepayment Charge Loans.

                  The Securities Administrator may make the foregoing monthly statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders via the Securities Administrator's internet website. The Securities Administrator's internet website shall initially be located at "www.ctslink.com". Assistance in using the Securities Administrator's website can be obtained by calling the Securities Administrator's customer service desk at (866) 846-4526. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the Securities Administrator's customer service desk and indicating such. The Securities Administrator may change the way monthly statements are distributed in order to make such distributions more convenient or more accessible to the above parties.

                  (b) The Securities Administrator's responsibility for making the above information available to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer, the Servicers and the Swap Provider.

                  (c) Within a reasonable period of time after the end of each calendar year, the Securities Administrator will prepare and provide to EMC and, upon request, to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses
(a)(i) and (a)(ii) of this Section 5.05 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

                  (d) Upon filing with the Internal Revenue Service, the Securities Administrator shall furnish to the Holders of the Residual Certificates the applicable Form 1066 and each applicable Form 1066Q and shall respond promptly to written requests made not more frequently than quarterly by any Holder of a Residual Certificate with respect to the following matters:

                  (i) The original projected principal and interest cash flows on the Closing Date on each Class of regular and residual interests created hereunder and on the Mortgage Loans, based on the Prepayment Assumption;

                  (ii) The projected remaining principal and interest cash flows as of the end of any calendar quarter with respect to each Class of regular and residual interests created hereunder and the Mortgage Loans, based on the Prepayment Assumption;

                  (iii) The applicable Prepayment Assumption and any interest rate assumptions used in determining the projected principal and interest cash flows described above;

                  (iv) The original issue discount (or, in the case of the Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with

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

         respect to each Class of regular or residual interests created hereunder and to the Mortgage Loans, together with each constant yield to maturity used in computing the same;

                  (v) The treatment of losses realized with respect to the Mortgage Loans or the regular interests created hereunder, including the timing and amount of any cancellation of indebtedness income of a REMIC with respect to such regular interests or bad debt deductions claimed with respect to the Mortgage Loans;

                  (vi) The amount and timing of any non-interest expenses of a REMIC; and

                  (vii) Any taxes (including penalties and interest) imposed on the REMIC, including, without limitation, taxes on "prohibited transactions," "contributions" or "net income from foreclosure property" or state or local income or franchise taxes.

                  The information pursuant to clauses (i), (ii), (iii) and (iv) above shall be provided by the Depositor pursuant to Section 9.12.

                  Section 5.07 REMIC Designations and Allocations.

                  (a) The Securities Administrator shall elect that each of REMIC I, REMIC II and REMIC III shall be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved in a manner that preserves the validity of such REMIC elections. The assets of REMIC I shall include the Mortgage Loans and all interest owing in respect of and principal due thereon, the Distribution Account, any REO Property, and any proceeds of the foregoing, but shall not include the Basis Risk Reserve Fund, the Class P Reserve Account, and, for the avoidance of doubt, the Supplemental Interest Trust, the Swap Agreement, the Swap Account, the Swap Collateral Account and any rights or obligations in respect of the foregoing excluded assets.

                  (b) (i) REMIC I will be evidenced by (x) the Class I-A-1, Class I-A-2, Class I-A-3, Class I-M1, Class I-M2, Class I-M3, Class I-M4, Class I-M5, Class I-M6, Class I-M7 and Class I-Q (the "REMIC I Regular Interests"), which are hereby designated as the "regular interests" in REMIC I and will be uncertificated and non-transferable and (y) the Class R-1 Certificate, which is hereby designated as the single "residual interest" in REMIC I (the REMIC I Regular Interests, together with the Class R-I Certificate, the "REMIC I Certificates"). The REMIC I Regular Interests shall be recorded on the records of REMIC I as being issued to and held by the Trustee on behalf of REMIC I.

                  Interest from the Mortgage Loans that is allocable to payments of principal on the Certificates (the "Turbo Amount") will not be paid directly as principal to the REMIC I Regular Interests, but instead a portion of the interest otherwise payable with respect to the Class I-Q REMIC I Regular Interest which equals 0.1% of the Turbo Amount will be payable as a reduction of the principal balances of the Class I-A-1, Class I-A-2, Class I-A-3, Class I-M1, Class I-M2, Class I-M3, Class I-M4, Class I-M5, Class I-M6 and Class I-M7 REMIC I Regular Interests in the same proportions that the Turbo Amount is allocated among the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, respectively, and will be accrued and added to principal on the Class I-Q REMIC I Regular Interest.

                  Principal payments on the Mortgage Loans held by REMIC I shall be allocated 0.1% to the Class I-A-1, Class I-A-2, Class I-A-3, Class I-M1, Class I-M2, Class I-M3, Class I-M4, Class I-M5, Class I-M6 and Class I-M7 REMIC I Regular Interests. The remaining 99.9% shall be allocated to the Class I-Q REMIC I Regular Interest. The aggregate amount of principal allocated to the Class I-A-1, Class I-A-2, Class I-A-3, Class I-M1, Class I-M2, Class I-M3, Class I-M4, Class I-M5, Class I-M6 and Class I-M7 REMIC I Regular Interests shall be apportioned among such classes in the same proportions as principal is payable with respect to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, respectively. Notwithstanding the above, principal payments on REMIC I Regular Interests that are attributable to an Overcollateralization Release Amount shall be allocated to the Class I-Q REMIC I Regular Interests.

                  The REMIC I Certificates will have the following designations, initial principal balances, pass-through rates and allocations of interest:


       REMIC I                  Initial Principal            Pass-Through          Allocation
     Certificates                  Balance ($)                   Rate              of Interest
         I-A1                            $135,784                 (1)                (2),(3)
         I-A2                             $33,145                 (1)                (2),(3)
         I-A3                             $30,549                 (1)                (2),(3)
         I-M1                             $27,255                 (1)                (2),(3)
         I-M2                              $7,366                 (1)                (2),(3)
         I-M3                             $12,817                 (1)                (2),(3)
         I-M4                              $6,188                 (1)                (2),(3)
         I-M5                              $6,188                 (1)                (2),(3)
         I-M6                              $5,451                 (1)                (2),(3)
         I-M7                             $11,049                 (1)                (2),(3)
         I-Q                      $294,374,342.15                 (1)                (2),(3)
         I-P                                 $100               N/A(4)                 N/A
         R-1                           N/A                       0%(5)               ---
---------------

         (1) The pass-through rate on this REMIC I Regular Interest shall at any time of determination equal the weighted average of the Net Rates of the Mortgage Loans.

         (2) Except as provided in note (3) below, interest with respect to this REMIC I Regular Interest will be allocated among the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates in the same proportion as interest is payable with respect to those Certificates.

         (3) Any interest with respect to this REMIC I Regular Interest, in excess of the product of (i) 1,000 times the weighted average coupon of the Class I-A-1, Class I-A-2, Class I-A-3, Class I-M1, Class I-M2, Class I-M3, Class I-M4, Class I-M5, Class I-M6, Class I-M7 and Class I-Q REMIC I Regular Interests, where each of Class I-A-1, Class I-A-2, Class I-A-3, Class I-M1, Class I-M2, Class I-M3, Class I-M4, Class I-M5, Class I-M6 and Class I-M7 REMIC I Regular Interests is first subject to a cap and floor equal to the Pass-Through Rates of the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, respectively, and the Class I-Q REMIC I Regular Interest is subject to a cap equal to 0%, and (ii) the principal balance of these REMIC I Regular Interests, will be allocated to the Class B-IO Certificates. However, the Class B-IO Certificates shall be subordinated to the extent provided in Section 5.04.

         (4) The Class I-P REMIC I Regular Interest will be entitled to receive 100% of any prepayment charges on the Mortgage Loans serviced by EMC Mortgage Corporation, to the extent not retained by EMC Mortgage Corporation as servicer in accordance with the terms of its Servicing Agreement.

         (5) On each Distribution Date, amounts, if any, remaining in REMIC I after payments of interest and principal, as designated above, will be distributed to the Class R-1 Certificate.

                  (ii) The Certificates designated in Section 6.01(a) below (other than the Residual Certificates) are hereby designated as "regular interests" with respect to REMIC II (the "REMIC II Regular Interests") and the Class R-2 Certificate is hereby designated as the single "residual interest" with respect to REMIC II. On each Distribution Date, amounts, if any, remaining in REMIC II after payments of interest and principal as designated herein shall be distributed to the Class R-2 Certificate. The terms of the REMIC II Regular Interests are set out in Section 5.04. The designations and initial principal amounts of the REMIC II Regular Interests are set out in Section 6.01. The Pass-Through Rates of the REMIC II Regular Interests shall equal the less of (x) the weighted average rate of the Mortgage Loans, and (y) the One-Month LIBOR plus the corresponding Class Margin as set forth in clause (i) of footnotes 1-10 of Section 6.01.

                  (iii) REMIC III will be evidenced by (x) the REMIC III Class B-IO Regular Interest and the REMIC III Class P Regular Interest, which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC III and be entitled to receive amounts set forth in this
Section 5.07(b)(iii), and (y) the Class R-X Certificate, which is hereby designated as the single "residual interest" in REMIC III.

                  The REMIC III Regular Interests and the Class R-X Certificate will have the following designations, initial balances and pass-through rates:

 Designations for REMIC III                         Initial Uncertificated            Uncertificated
          Interests             Type of Interest      Principal Balance             Pass-Through Rate
Class B-IO Certificate              Regular            $294,650,134.15                     (1)
Class P Certificate                 Regular                  N/A                           (2)
Class R-X Certificate               Residual                  $0                           (3)
---------------

         (1) The Class B-IO Certificates will bear interest at a per annum rate equal to the Class B-IO Pass-Through Rate on its Notional Amount. This REMIC III Regular Interest will not have an Uncertificated Pass-Through Rate, but will be entitled to 100% of all amounts distributed or deemed distributed on the REMIC III B-IO Regular Interest.

         (2) This REMIC III Regular Interest will be entitled to receive 100% of any prepayment charges on the Mortgage Loans serviced by EMC Mortgage Corporation, to the extent not retained by EMC Mortgage Corporation as servicer in accordance with the terms of the Servicing Agreement.

         (3) The Class R-X Certificate does not have a Pass-Through Rate and will not bear interest. On each Distribution Date, amounts, if any, remaining in REMIC III after payments of interest and principal, as designated above, will be distributed to the Class R-X Certificate.

                  (c) The Adjustable Rate Certificates (exclusive of any rights such Certificates may have to receive, and payments of, Basis Risk Shortfall Carry Forward Amounts and Swap Payments, as the case may be) and the Class B-IO Certificates (exclusive of any rights or obligations associated with these Certificates in connection with the treatment of the Holders of such Certificates as the owners, for federal income tax purposes, of the Basis Risk Reserve Fund and, for the avoidance of doubt, the Supplemental Interest Trust, and the Swap Account, the Swap Collateral Account and the payments of Basis Risk Shortfall Carry Forward Amounts, as described in Section 5.07(e) below) are hereby designated as "regular interests" with respect to REMIC II (the "REMIC II Regular Interests") and the Class R-2 Certificate is hereby designated as the single "residual interest" with respect to REMIC II. On each Distribution Date, amounts, if any, remaining in REMIC II after payments of interest and principal as designated herein shall be distributed to the Class R-2 Certificate.

                  (d) For federal income tax purposes, each of REMIC I, REMIC II and REMIC III shall have a tax year that is a calendar year and shall report income on an accrual basis.

                  (e) Payments of Basis Risk Shortfall Carry Forward Amounts and Swap Payments shall be deemed to be made to the holders of the Class B-IO Certificate with respect to which such payments were made, who will be the owners of such amounts (on a pro rata basis based upon their Percentage Interest in such Class) for federal income tax purposes. The Class B-IO Certificateholders will be considered to pay such amounts to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7, as and to the extent appropriate, pursuant to a notional principal contract.

                  Section 5.08 Basis Risk Reserve Fund.

                  (a) No later than the Closing Date, the Paying Agent shall establish and maintain in the name of the Trustee, for the benefit of the Adjustable Rate Certificateholders, a separate, segregated trust account titled, "Basis Risk Reserve Fund, Citibank, N.A., as trustee, in trust for registered Holders of Bear Stearns Asset Backed Securities Trust 2007-2, Asset-Backed Certificates, Series 2007-2." The Paying Agent shall, promptly upon receipt, deposit in the Basis Risk Reserve Fund an amount equal to $5,000 to be remitted on the Closing Date to the Paying Agent.

                  (b) On each Distribution Date as to which there is Basis Risk Shortfall Carry Forward Amount to the extent not paid under Section 5.04(a), the Paying Agent has been directed to, and shall therefore, deposit into the Basis Risk Reserve Fund an amount equal to the Basis Risk Shortfall Carry Forward Amount with respect to each Class of Adjustable Rate Certificates for such Distribution Date to the extent such amounts are payable pursuant to Section 5.04(a)(iii). For federal and state income tax purposes, the Class B-IO Certificateholders will be deemed to be the owners of the Basis Risk Reserve Fund and all amounts deposited into the Basis Risk Reserve Fund shall be treated as amounts distributed by the REMIC II with respect to the Class B-IO Distribution Amount. Amounts held in the Basis Risk Reserve Fund and not distributable to the Adjustable Rate Certificateholders on any Distribution Date will be invested by the Paying Agent in investments designated by the Class B-IO Certificateholders having maturities on or prior to the next succeeding Distribution Date on which such amounts will be distributable to the Adjustable Rate Certificateholders. In the absence of such direction, amounts will remain uninvested. Upon the termination of the Trust, or the payment in full of the Adjustable Rate Certificates, all amounts remaining on deposit in the Basis Risk Reserve Fund will be released from the lien of the Trust and distributed to the Class B-IO Certificateholders or their designees, pro rata. The Basis Risk Reserve Fund will be part of the Trust but not part of any REMIC created hereunder and any payments to the Adjustable Rate Certificates of Basis Risk Shortfall Carry Forward Amount will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1).

                  (c) The Paying Agent and the Trustee shall treat the Basis Risk Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation Section 1.860G-2(h) that is owned by the Class B-IO Certificateholders and that is not an asset of any REMIC. The Paying Agent and the Trustee shall treat the rights of the Adjustable Rate Certificateholders to receive payments from the Basis Risk Reserve Fund as rights in an interest rate cap contract written by the Class B-IO Certificateholders in favor of the Adjustable Rate Certificateholders. Thus, each Adjustable Rate Certificate shall be treated as representing not only ownership of a regular interest in REMIC II, but also ownership of an interest in an interest rate cap contract.

                  (d) Notwithstanding the priority and sources of payments set forth in Section 5.04(a) hereof or otherwise, the Paying Agent and the Trustee shall account for all distributions on the Certificates as set forth in this section. In no event shall any payments provided for in this section be treated as payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1) and shall be treated as an asset held separate and apart from any REMIC created under this Agreement in accordance with Treasury regulation section 1.860G-2(i).

                                  ARTICLE VI.

                                THE CERTIFICATES

                  Section 6.01 The Certificates.

                  The Certificates shall be substantially in the forms attached hereto as Exhibits A-1 through A-5. The Certificates shall be issuable in registered form, in the minimum dollar denominations, integral dollar multiples in excess thereof (except that one Certificate of each Class may be issued in a different amount which must be in excess of the applicable minimum dollar denomination) and aggregate dollar denominations as set forth in the following table:


                                                     INTEGRAL
                                MULTIPLES INITIAL
                                MINIMUM            IN EXCESS OF             PRINCIPAL           PASS-THROUGH
             CLASS            DENOMINATION           MINIMUM                 BALANCE                RATE
       ------------------  -------------------  -------------------   ----------------------  -----------------
              A-1              $25,000             $1,000               $135,784,000             Adjustable(1)
              A-2              $25,000             $1,000                $33,145,000             Adjustable(2)
              A-3              $25,000             $1,000                $30,549,000             Adjustable(3)
              M-1              $25,000             $1,000                $27,255,000             Adjustable(4)
              M-2              $25,000             $1,000                 $7,366,000             Adjustable(5)
              M-3              $25,000             $1,000                $12,817,000             Adjustable(6)
              M-4              $25,000             $1,000                 $6,188,000             Adjustable(7)
              M-5              $25,000             $1,000                 $6,188,000             Adjustable(8)
              M-6              $25,000             $1,000                 $5,451,000             Adjustable(9)
              M-7              $25,000             $1,000                    $11,049             Adjustable(10)
               P                                                               $ 100                N/A(11)
             B-IO          $10,000,000          $1,000,000              Notional (12)                   N/A

                                      102

              R-1                 100%                N/A                      N/A                      N/A
              R-2                 100%                N/A                      N/A                      N/A
              R-X                 100%                N/A                      N/A                      N/A
-------------------

(1) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class A-1 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

(2) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class A-2 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

(3) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class A-3 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

(4) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-1 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

(5) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-2 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

(6) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-3 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

(7) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-4 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

(8) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-5 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

(9) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-6 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

(10) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-7 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

(11) The Class P Certificates will be entitled to receive 100% of any prepayment charges on the Mortgage Loans serviced by EMC Mortgage Corporation, to the extent not retained by EMC Mortgage Corporation as servicer in accordance with the terms of its Servicing Agreement.

(12) Initially $294,650,134.15; and thereafter the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period. The Class B-IO Certificates will be entitled to receive certain distributions as provided for in Section 5.04. Other than for federal income tax purposes, the Class B-IO Distribution Amount may be deemed to be interest on the notional principal balance of the Class B-IO Certificates.

                  The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator and countersigned by manual or facsimile signature on behalf of the Certificate Registrar by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator and/or the Certificate Registrar shall bind the Securities Administrator and the Certificate Registrar, respectively, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such authentication and delivery. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the authentication of the Certificate Registrar by manual signature, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. On the Closing Date, the Certificate Registrar shall authenticate the Certificates to be issued at the written direction of the Depositor, or any affiliate thereof.

                  The Depositor shall provide, or cause to be provided, to the Certificate Registrar on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

                  Section 6.02 Certificate Register; Registration of Transfer and Exchange of Certificates.

                  (a) The Certificate Registrar shall maintain, or cause to be maintained in accordance with the provisions of Section 6.09 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of Transfers and exchanges of Certificates as herein provided. Upon surrender for registration of Transfer of any Certificate, the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and of like aggregate Percentage Interest.

                  At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Certificate Registrar. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute and the Certificate Registrar shall authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of Transfer or exchange shall be accompanied by a written instrument of Transfer in form satisfactory to the Certificate Registrar duly executed by the holder thereof or his attorney duly authorized in writing.

                  No service charge to the Certificateholders shall be made for any registration of Transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Certificates may be required.

                  All Certificates surrendered for registration of Transfer or exchange shall be canceled and subsequently destroyed by the Certificate Registrar in accordance with the Certificate Registrar's customary procedures.

                  (b) No Transfer of a Non-Offered Certificate shall be made unless such Transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a Transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such Transfer

(except with respect to (i) the initial Transfer of any Class of Non-Offered Certificates on the Closing Date, (ii) the Transfer of any Class of Non-Offered Certificates to a NIM Issuer or a NIM Trustee or in connection with the issuance of any NIM Securities, or (iii) a Transfer of any Class of Non-Offered Certificates to the Depositor or any affiliate of the Depositor) and such Certificateholder's prospective transferee shall each certify to the Trustee and the Securities Administrator in writing the facts surrounding the Transfer in substantially the forms set forth in Exhibit E (the "Transferor Certificate") and (x) deliver a letter in substantially the form of either Exhibit F (the "Investment Letter") or Exhibit G (the "Rule 144A Letter") or (y) there shall be delivered to the Trustee and the Securities Administrator an Opinion of Counsel addressed to the Trustee and the Securities Administrator that such Transfer may be made pursuant to an exemption from the Securities Act, which Opinion of Counsel shall not be an expense of the Depositor, the Sponsor, any Servicer, the Master Servicer, the Securities Administrator, the Certificate Registrar or the Trustee. The Depositor shall provide to any Holder of a Non-Offered Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for Transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee, the Securities Administrator, the Certificate Registrar and the Master Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Non-Offered Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Sponsor, the Securities Administrator, the Certificate Registrar and the Master Servicer against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of any Class B-IO Certificate shall be made unless the proposed transferee of such Class B-IO Certificate (1) provides to the Securities Administrator the appropriate tax certification form that would eliminate any withholding or deduction for taxes from amounts payable by the Swap Provider, pursuant to the Swap Agreement, to the Swap Administrator on behalf of the Supplemental Interest Trust (i.e., IRS Form W-9 or IRS Form W-8BEN, W-8IMY, W-8EXP or W-8ECI, as applicable (or any successor form thereto), together with any applicable attachments) and (2) agrees to update such form (a) upon expiration of any such form, (b) as required under then applicable U.S. Treasury regulations and (c) promptly upon learning that such form has become obsolete or incorrect, each as a condition to such transfer. In addition, no transfer of any Class B-IO Certificate shall be made if such transfer would cause the Supplemental Interest Trust to be beneficially owned by two or more persons for federal income tax purposes, or continue to be so treated, unless
(i) each proposed transferee of such Class B-IO Certificate complies with the foregoing conditions and (ii) the proposed majority holder of the Class B-IO Certificates (or each holder, if there is or would be no majority holder) (A) provides, or causes to be provided, on behalf of the Supplemental Interest Trust, if applicable, to the Securities Administrator, the appropriate tax certification form that would be required from the Supplemental Interest Trust to eliminate any withholding or deduction for taxes from amounts payable by the Swap Provider, pursuant to the Swap Agreement, to the Swap Administrator on behalf of the Supplemental Interest Trust (i.e., IRS Form W-9 or IRS Form W-8BEN, W-8IMY,

W-8EXP or W-8ECI, as applicable (or any successor form thereto), together with any applicable attachments) and (B) agrees to update such form (x) upon expiration of any such form, (y) as required under then applicable U.S. Treasury regulations and (z) promptly upon learning that such form has become obsolete or incorrect. If, under applicable U.S. Treasury regulations, such tax certification form may only be signed by a trustee acting on behalf of the Supplemental Interest Trust, then the Supplemental Interest Trust Trustee shall sign such certification form if so requested by a holder of the Class B-IO Certificates. Upon receipt of any tax certification form pursuant to the conditions set forth in this paragraph from a holder of any Class B-IO Certificate, the Securities Administrator shall forward such tax certification form to the Supplemental Interest Trust Trustee. The Supplemental Interest Trust Trustee shall forward such tax certification form provided to it to the Swap Provider. Each holder of a Class B-IO Certificate and each transferee thereof shall be deemed to have consented to the Supplemental Interest Trust Trustee forwarding to the Swap Provider any tax certification form it has provided and updated in accordance with these transfer restrictions. Any purported sales or transfers of any Class B-IO Certificate to a transferee which does not comply with the requirements of this paragraph shall be deemed null and void under this Agreement.

                  Prior to the termination of the Supplemental Interest Trust, each beneficial owner of a Class A Certificate or any interest therein, shall be deemed to have represented by virtue of its acquisition or holding of the Class A Certificate, or interest therein that either (i) such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to
Section 4975 of the Code (either a "Plan"), or a Person acting on behalf of a Plan or using the assets of a Plan, or (ii) the transferee provides a representation, or is deemed to represent in the case of the Global Certificate that (A) such plan is an accredited investor within the meaning of the Exemption and (B) the proposed transfer or holding of such Certificate and the separate right to receive payments from the Supplemental Interest Trust are eligible for exemptive relief under Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 91-38, PTCE 90-1, PTCE 95-60 or PTCE 96-23.

                  Subsequent to the termination of the Supplemental Interest Trust, each beneficial owner of a Class A Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that certificate or interest therein, that either (a)(i) it is not a Plan or investing with "Plan Assets", (ii) it has acquired and is holding such certificate in reliance on the Exemption, and that it understands that there are certain conditions to the availability of the Exemption, including that the certificate must be rated, at the time of purchase, in one of the applicable rating categories by a designated Rating Agency, and the certificate is so rated, or (iii) (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account," as such term is defined in PTCE 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

                  No Transfer of an ERISA Restricted Certificate (other than (i) the initial Transfer of any Class of Non-Offered Certificates on the Closing Date, (ii) the Transfer of any Class of Non-Offered Certificates to a NIM Issuer or a NIM Trustee or in connection with the issuance of any NIM Securities, or
(iii) a Transfer of any Class of Non-Offered Certificates to the Depositor or any affiliate of the Depositor) shall be made unless either (i) the Trustee, the Master Servicer and the Securities Administrator shall have received a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee and the Securities

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Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA and/or a plan subject to Section 4975 of the Code ("Plan"), or a Person, directly or indirectly, acting on behalf of any such Plan or using the assets of any such Plan, or (ii) in the case of any such ERISA Restricted Certificate presented for registration in the name of a Plan, or a trustee of any Plan or any other person acting, directly or indirectly, on behalf of any such Plan, the Securities Administrator shall have received an Opinion of Counsel for the benefit of the Trustee, the Master Servicer and the Securities Administrator and on which they may rely, satisfactory to the Securities Administrator, to the effect that the purchase and holding of such ERISA Restricted Certificate is permissible under applicable law, will not constitute or result in the assets of the Trust being deemed to be "plan assets" under ERISA or the Code, will not result in any prohibited transactions under ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those expressly undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer, the Depositor or the Securities Administrator or, in the case of a Class M Certificate, the transferee provides a representation, or deemed representation in the case of a Book-Entry Certificate or an Opinion of Counsel to the effect that the proposed transfer and holding of such Certificate and the servicing, management and operation of the Trustee and its assets: (I) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 91-38, PTCE 90-1, PTCE 95-60 or PTCE 96-23 and (II) will not give rise to any additional obligations on the part of the Depositor, the Securities Administrator, the Master Servicer or the Trustee. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of any Plan without a representation, deemed representation or the delivery of the Opinion of Counsel as described above shall be void and of no effect. None of the Trustee, the Securities Administrator or the Master Servicer shall be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to any ERISA Restricted Certificate that is a Book-Entry Certificate, and none of the Trustee, the Securities Administrator or the Master Servicer shall have any liability for transfers of any such Book-Entry Certificates made through the book-entry facilities of any Depository or between or among participants of the Depository or Certificate Owners made in violation of the transfer restrictions set forth herein. None of the Trustee, the Securities Administrator or the Master Servicer shall be under any liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement. The Trustee and the Securities Administrator shall each be entitled, but not obligated, to recover from any Holder of any ERISA Restricted Certificate that was in fact a Plan or a Person, directly or indirectly, any Plan at the time it became a Holder or, at such subsequent time as it became a Plan or Person acting on behalf of a Plan, all payments made on such ERISA Restricted Certificate at and after either such time. Any such payments so recovered by the Trustee or the Securities Administrator shall be paid and delivered by the Trustee or the Securities Administrator to the last preceding Holder of such Certificate that is not a Plan or Person acting on behalf of a Plan.

                  (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring

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

any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate which shall always be issued as a physical certificate and not as a Book-Entry Certificate shall be a Permitted Transferee and shall promptly notify the Trustee and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee.

                  (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Certificate Registrar shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee and the Certificate Registrar under subparagraph (b) above, the Trustee and the Certificate Registrar shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit D. (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

                  (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 6.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 6.02(b) and this Section 6.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit and Transferor Certificate. The Certificate Registrar shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Certificate Registrar shall be paid and delivered by the Certificate Registrar to the last preceding Permitted Transferee of such Certificate.

                  (v) The Master Servicer shall make available within 60 days of written request from the Trustee or Certificate Registrar, all information necessary to compute

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

         any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

                  The restrictions on Transfers of a Residual Certificate set forth in this Section 6.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee and the Certificate Registrar of an Opinion of Counsel addressed to the Trustee and the Certificate Registrar, which Opinion of Counsel shall not be an expense of the Trustee, the Securities Administrator, the Certificate Registrar, the Sponsor, any Servicer or the Master Servicer to the effect that the elimination of such restrictions will not cause the REMIC I, REMIC II and/or REMIC III, as applicable, to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Trustee and the Certificate Registrar, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

(d) The preparation and delivery of all certificates and opinions referred to above in this Section 6.02 shall not be an expense of the Trust Fund, the Trustee, the Depositor, the Sponsor, the Securities Administrator, the Certificate Registrar, the Master Servicer or any Servicer.

Section 6.03      Mutilated, Destroyed, Lost or Stolen Certificates.

                  If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof and (b) there is delivered to the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall executed and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this
Section 6.03, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time. All Certificates surrendered to the Certificate Registrar under the terms of this
Section 6.03 shall be canceled and destroyed by the Certificate Registrar in accordance with its standard procedures without liability on its part.

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Section 6.04      Persons Deemed Owners.

                  The Securities Administrator, the Trustee, the Master Servicer, the Certificate Registrar and the Paying Agent and any agent thereof may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Securities Administrator, the Trustee, the Master Servicer, the Certificate Registrar, the Paying Agent nor any agent thereof shall be affected by any notice to the contrary.

Section 6.05      Access to List of Certificateholders' Names and Addresses.

                  If three or more Certificateholders (a) request such information in writing from the Certificate Registrar, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication that such Certificateholders propose to transmit or if the Depositor or the Master Servicer shall request such information in writing from the Certificate Registrar, then the Certificate Registrar shall, within ten Business Days after the receipt of such request, provide the Depositor, the Master Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of the Trust Fund held by the Certificate Registrar, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Certificate Registrar shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 6.06      Book-Entry Certificates.

                  The Regular Certificates (other than the Class P Certificates and the Class B-IO Certificates), upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Depository or its agent by or on behalf of the Depositor. Such Certificates shall initially be registered on the Certificate Register in the name of the Depository or its nominee, and no Certificate Owner of such Certificates will receive a definitive certificate representing such Certificate Owner's interest in such Certificates, except as provided in Section 6.08. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the Certificate Owners of such Certificates pursuant to Section 6.08:

(a) the provisions of this Section shall be in full force and effect;

(b) the Depositor, the Securities Administrator, the Certificate Registrar and the Trustee may deal with the Depository and the Depository Participants for all purposes (including the making of distributions) as the authorized representative of the respective Certificate Owners of such Certificates;

(c) registration of the Book-Entry Certificates may not be transferred by the Certificate Registrar except to another Depository;

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


(d) the rights of the respective Certificate Owners of such Certificates shall be exercised only through the Depository and the Depository Participants and shall be limited to those established by law and agreements between the Owners of such Certificates and the Depository and/or the Depository Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.08, the Depository will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal and interest on the related Certificates to such Depository Participants;

(e) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

(f) the Trustee and the Certificate Registrar may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants; and

(g) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control.

                  For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the aggregate unpaid principal amount of any Class of Certificates, such direction or consent may be given by Certificate Owners (acting through the Depository and the Depository Participants) owning Book-Entry Certificates evidencing the requisite percentage of principal amount of such Class of Certificates.

Section 6.07      Notices to Depository.

                  Whenever any notice or other communication is required to be given to Certificateholders of a Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued to the related Certificate Owners, the Certificate Registrar shall give all such notices and communications to the Depository.

Section 6.08      Definitive Certificates.

                  If, after Book-Entry Certificates have been issued with respect to any Certificates, (a) the Depositor or the Depository advises the Certificate Registrar that the Depository is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Certificates and the Depositor is unable to locate a qualified successor or (b) after the occurrence and continuation of an Event of Default, Certificate Owners of such Book-Entry Certificates having more than 50% of the Voting Rights evidenced by any Class of Book-Entry Certificates advise the Trustee, Certificate Registrar and the Depository in writing through the Depository Participants that the continuation of a book-entry system with respect to Certificates of such Class through the Depository (or its successor) is no longer in the best interests of the Certificate Owners of such Class, then the Certificate Registrar shall notify all Certificate Owners of such Certificates, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to applicable Certificate Owners requesting the same. The Depositor shall provide the Certificate Registrar with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon surrender to the Certificate Registrar of any such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Certificate Registrar shall authenticate and deliver such Definitive Certificates. Neither the Depositor nor the Certificate Registrar shall be liable for any delay in delivery of such instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable with respect to such Definitive Certificates and the Certificate Registrar shall recognize the


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Holders of such Definitive Certificates as Certificateholders hereunder.

Section 6.09      Maintenance of Office or Agency.

                  The Certificate Registrar will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City or at its Corporate Trust Office (if not in New York City) where Certificates may be surrendered for registration of transfer or exchange. The Certificate Registrar will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

Section 6.10      Appointment of Paying Agent and Certificate Registrar.

                  Wells Fargo Bank, National Association, as Securities Administrator, shall act as the initial Paying Agent and Certificate Registrar for so long as it is also the Master Servicer. Each of the Paying Agent and the Certificate Registrar may resign upon thirty (30) days' prior written notice to the Trustee; provided hereto that no such resignation shall be effective until the appointment of a successor paying agent or certificate registrar. In the event the Paying Agent and/or the Certificate Registrar resigns or is removed by the Trustee for cause, the Trustee may appoint a successor paying agent or certificate registrar, as applicable. The Trustee shall cause such successor paying agent, if other than the Trustee or the Master Servicer or the Securities Administrator, to execute and deliver to the Trustee an instrument in which such paying agent shall agree with the Trustee that such paying agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums have been paid to the Certificateholders.

                                  ARTICLE VII.

               THE DEPOSITOR, THE MASTER SERVICER AND THE SPONSOR

Section 7.01 Respective Liabilities of the Depositor, the Master Servicer and the Sponsor.
                  -------------------------------------------------------------

                  The Depositor, the Master Servicer and the Sponsor shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

Section 7.02 Merger or Consolidation of the Depositor, the Master Servicer or the Sponsor.


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                  The Depositor, the Master Servicer and the Sponsor will each keep in full effect its existence, rights and franchises as a corporation, a limited liability company or a national association under the laws of the United States or under the laws of one of the States thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  Any Person into which the Depositor, the Master Servicer or the Sponsor may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, the Master Servicer or the Sponsor shall be a party, or any person succeeding to the business of the Depositor, the Master Servicer or the Sponsor shall be the successor of the Depositor, the Master Servicer or the Sponsor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that the successor or surviving Person to the Master Servicer EMC shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac.

Section 7.03 Indemnification of the Trustee, the Master Servicer, the Securities Administrator and Others.

(a) The Master Servicer agrees to indemnify the Indemnified Persons (other than the Master Servicer) for, and to hold them harmless against, any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to this Agreement, the Certificates or any powers of attorney furnished by the Trustee to the Master Servicer hereunder (i) related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given Master Servicer and the Depositor written notice thereof promptly after a Responsible Officer of such Indemnified Person shall have with respect to such claim or legal action actual knowledge thereof. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder. This indemnity shall survive the resignation or removal of the Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.

(b) The Trust will indemnify any Indemnified Person for any loss, liability or expense of any Indemnified Person not otherwise indemnified by the Master Servicer that is referred to in Subsection (a) above.


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(c) The Securities Administrator agrees to indemnify the Indemnified Persons
(other than the Securities Administrator) for, and to hold them harmless against, any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on their part (i) in connection with, arising out of, or relating to the Securities Administrator's failure to prepare and file a Form 10-K in accordance with Section 3.18, (ii) by reason of the Securities Administrator's willful misfeasance, bad faith or gross negligence in the performance of its obligations pursuant to Section 3.18 or (iii) by reason of the Securities Administrator's reckless disregard of its obligations pursuant to
Section 3.18, (including, without limitation, in respect of any powers of attorney furnished to the Securities Administrator) provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given the Securities Administrator written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder. This indemnity shall survive the resignation or removal of the Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.

Section 7.04 Limitation on Liability of the Depositor, the Sponsor, the Master Servicer, the Securities Administrator and Others.

                  None of the Depositor, the Sponsor, the Master Servicer, the Securities Administrator, the Trustee, the Custodian or any of the directors, officers, employees or agents of the Depositor, the Sponsor, the Master Servicer, the Securities Administrator, the Trustee or the Custodian (each, a "Protected Party") shall be under any liability to any Indemnified Person, the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided that this provision shall not protect any such Protected Party against any breach of representations or warranties made by it herein or protect any such Protected Party from any liability that would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder or, in the case of the Master Servicer, its liability pursuant to Section 7.03(a). The Protected Parties may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Protected Parties shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates other than any loss, liability or expense related to a specific Mortgage Loan or Mortgage Loans, except any loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement and any loss, liability or expense incurred by reason of such Protected Party's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder or, in the case of the Master Servicer, its liability pursuant to Section 7.03(a). No Protected Party shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and that in its opinion may involve it in any expense or liability; provided that a Protected Party may, in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be, expenses, costs and liabilities of the Trust Fund, and such Protected Party shall be entitled to be reimbursed therefor out of the Distribution Account as provided in Section 4.05 hereof.


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Section 7.05 Limitation on Resignation of Master Servicer and EMC.

                  Neither the Master Servicer nor EMC shall resign from the obligations and duties hereby imposed on it except upon (x) determination that its duties hereunder are no longer permissible under applicable law or (y) in the case of the Master Servicer, compliance with the following requirements: (i) the Master Servicer has proposed a successor to the Trustee and the Trustee has consented thereto (such consent not to be withheld unreasonably; (ii) the successor is qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac; and (iii) each Rating Agency shall have delivered to the Trustee written confirmation that the appointment of such successor will not result in the qualification, reduction or withdrawal of the then-current ratings assigned by such Rating Agency to any of the Certificates. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No resignation by the Master Servicer shall become effective until the Trustee or a successor servicer to such appointment shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

Section 7.06      Errors and Omissions Insurance; Fidelity Bonds.

                  The Master Servicer shall, for so long as it acts as a successor servicer under a Servicing Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as successor servicer thereunder, and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of Fannie Mae or Freddie Mac for persons performing servicing for mortgage loans purchased by Fannie Mae or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall use its reasonable best efforts to obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

                                 ARTICLE VIII.

                     DEFAULT; TERMINATION OF MASTER SERVICER

Section 8.01      Events of Default.

                  "Event of Default," wherever used herein, means any one of the following events:

(i) any failure by the Paying Agent to deposit in the Distribution Account the amounts required pursuant to this Agreement or by the Master Servicer to remit to the Paying Agent any payment, including any Advance, required to be made pursuant to this Agreement, which failure shall continue unremedied for one Business Day after the date on which Applicable Written Notice of such failure shall have been given to the Master Servicer; or

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

(ii) any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement or any breach of a representation or warranty by the Master Servicer, which failure or breach shall continue unremedied for a period of 60 days after the date on which Applicable Written Notice of such failure shall have been given to the Master Servicer; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

(iv) the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations, or

(vi) the Master Servicer fails to comply with Section 3.16, Section 3.17 or Section 3.18 hereto.

                  If an Event of Default shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, and, at the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, the Trustee shall, by notice in writing to the Master Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee, or any successor appointed pursuant to Section 8.02 (a "Successor Master Servicer"). Such Successor Master Servicer shall thereupon make any Advance described in Section
5.01 hereof and payments of Compensating Interest pursuant to Section 5.02 hereof, subject, in the case of the Trustee, to Section 8.02. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the terminated Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of any Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article IX.


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                  The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the applicable Successor Master Servicer of all cash amounts which shall at the time be credited to the Distribution Account or the Protected Account, as applicable, or thereafter be received with respect to the applicable Mortgage Loans. The Trustee shall promptly notify the Rating Agencies and the Swap Provider of the occurrence of an Event of Default with respect to the Master Servicer actually known to a Responsible Officer of the Trustee.

                  Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan that was due prior to the notice terminating the Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which the Master Servicer would have been entitled, and to receive any other amounts payable to the Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

Section 8.02      Trustee to Act; Appointment of Successor.

                  On and after the time the Master Servicer receives a notice of termination pursuant to Section 8.01 hereof the Trustee shall automatically become the successor to the Master Servicer with respect to the transactions set forth or provided for herein and after a transition period (not to exceed 90 days), shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law including, if applicable, the obligation to make Advances pursuant to Section 5.01 hereof, and payments of Compensating Interest pursuant to Section 5.02 hereof, except as otherwise provided herein. Effective on the date of such notice of termination, as compensation therefor, the Trustee shall be entitled to all fees, costs and expenses relating to the Mortgage Loans that the Master Servicer would have been entitled to if it had continued to act hereunder, provided, however, that the Trustee shall not be (i) liable for any losses pursuant to Section 3.09 or as a result of any acts or omissions of the Master Servicer, (ii) obligated to make Advances if it is prohibited from doing so under applicable law, (iii) obligated to effectuate any repurchases or substitutions of Mortgage Loans hereunder, including pursuant to Section 2.02 or
2.03 hereof, (iv) responsible for expenses of the Master Servicer pursuant to
Section 2.03 or (v) deemed to have made any representations and warranties hereunder, including pursuant to Section 2.03. Notwithstanding the foregoing, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 5.01 hereof, or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any Successor Master Servicer shall (i) be an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, that has a net worth of at least $15,000,000 and (ii) be willing to act as successor servicer of any Mortgage Loans under any Servicing Agreement with respect to which the original Servicer


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has been terminated as servicer, and shall have executed and delivered to the
Depositor and the Trustee an agreement accepting such delegation and assignment, that contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than any liabilities of the Master Servicer hereof incurred prior to termination of the Master Servicer under Section 8.01 or as otherwise set forth herein), with like effect as if originally named as a party to this Agreement, provided that each Rating Agency shall have acknowledged in writing that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. If the Trustee assumes the duties and responsibilities of the Master Servicer in accordance with this Section 8.02, the Trustee shall not resign as Master Servicer until a Successor Master Servicer has been appointed and has accepted such appointment. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.04 hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans or otherwise as it and such successor shall agree; provided that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other Successor Master Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

                  The costs and expenses of the Trustee and the Successor Master Servicer in connection with the termination of the Master Servicer, appointment of a Successor Master Servicer and, if applicable, any transfer of servicing, including, without limitation, all costs and expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee or the Successor Master Servicer to service the related Mortgage Loans properly and effectively, to the extent not paid by the terminated Master Servicer, shall be payable to the Trustee and the Successor Master Servicer pursuant to Section 9.05.

                  Any successor to the Master Servicer as successor servicer under any Servicing Agreement shall give notice to the applicable Mortgagors of such change of servicer and shall, during the term of its service as successor servicer maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section 7.06.

Section 8.03      Notification to Certificateholders.

(a) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders of record provided to the Trustee by the Securities Administrator, to each Rating Agency and to the Swap Provider.

(b) Within 60 days after the occurrence of any Event of Default with respect to the Master Servicer, the Trustee shall transmit by mail to all


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Certificateholders of record provided to the Trustee by the Securities
Administrator notice of each such Event of Default hereunder actually known to a Responsible Officer of the Trustee, unless such Event of Default shall have been cured or waived.

                                  ARTICLE IX.

             CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

Section 9.01      Duties of Trustee and Securities Administrator.

(a) The Trustee, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge, and after the curing or waiver of all Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. If an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge, has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of such Person's own affairs.

(b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee or the Securities Administrator pursuant to any provision of this Agreement, the Trustee or the Securities Administrator, respectively, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer; provided, further, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

(c) On each Distribution Date, the Paying Agent or, if the Paying Agent shall be the Trustee, the Trustee, shall make monthly distributions and the final distribution to the Certificateholders from funds in the Distribution Account as provided in Sections 5.04 and 10.01 herein based solely on the applicable Remittance Report.

(d) No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge, and after the curing or waiver of all such Events of Default which may have occurred with respect to the Trustee and at all times with respect to the Securities Administrator, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of their respective duties and obligations as are specifically set


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         forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities Administrator, respectively, the Trustee or the Securities Administrator, respectively, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Securities Administrator, respectively, and conforming to the requirements of this Agreement;

(ii) Neither the Trustee nor the Securities Administrator shall be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or an officer or officers of the Securities Administrator, respectively, unless it shall be proved that the Trustee or the Securities Administrator, respectively, was negligent in ascertaining the pertinent facts;

(iii) Neither the Trustee nor the Securities Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing not less than 25% of the aggregate Voting Rights of the Certificates, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator, respectively, or exercising any trust or other power conferred upon the Trustee or the Securities Administrator, respectively, under this Agreement;

(iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee shall have actual knowledge thereof. In the absence of such notice, the Trustee may conclusively assume there is no such default or Event of Default;

(v) The Trustee shall not in any way be liable by reason of any insufficiency in any Account held by or in the name of Trustee unless it is determined by a court of competent jurisdiction that the Trustee's gross negligence or willful misconduct was the primary cause of such insufficiency (except to the extent that the Trustee is obligor and has defaulted thereon);

(vi) Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee or the Securities Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee or the Securities Administrator, respectively, has been advised of the likelihood of such loss or damage and regardless of the form of action; and

(vii) None of the Securities Administrator, the Master Servicer, any Servicer, the Sponsor, the Depositor, the Custodian or the Trustee shall be responsible for the acts or omissions of the others, it being understood that this Agreement shall not be construed to render them partners, joint venturers or agents of one another.

Neither the Trustee nor the Securities Administrator shall be required to expend or risk its own funds or otherwise incur financial liability in the performance


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of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer hereunder or under the applicable Servicing Agreements.

(e) All funds received by the Trustee (if any), the Master Servicer and the Paying Agent and required to be deposited in the Distribution Account pursuant to this Agreement will be promptly so deposited.

Section 9.02 Certain Matters Affecting the Trustee and the Securities Administrator

(a)      Except as otherwise provided in Section 9.01:

(i) The Trustee and the Securities Administrator may rely and shall be protected in acting or refraining from acting in reliance on any resolution or certificate of the Sponsor or the Master Servicer or any Servicer, any certificates of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee and the Securities Administrator may consult with counsel or accountants and any advice of such counsel or accountants or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs;

(iv) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred with respect to the Trustee and at all times with respect to the Securities Administrator, neither the Trustee nor the Securities Administrator shall be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;


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(v)      Neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing not less than 25% of the aggregate Voting Rights of the Certificates and provided that the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, reasonably assured to the Trustee or the Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement. The Trustee or the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

(vi) The Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates, agents or attorneys; provided, however, that the Trustee may not appoint any agent other than the Custodian to perform its custodial functions with respect to the Mortgage Files or any paying agent other than the Securities Administrator to perform any paying agent functions under this Agreement without the express written consent of the Master Servicer, which consent will not be unreasonably withheld or delayed. Neither the Trustee nor the Securities Administrator shall be liable or responsible for the misconduct or negligence of any of the Trustee's or the Securities Administrator's agents or attorneys or a custodian or paying agent appointed hereunder by the Trustee or the Securities Administrator with due care and, when required, with the consent of the Master Servicer;

(vii) Should the Trustee or the Securities Administrator deem the nature of any action required on its part, other than a payment or transfer under
         Section 4.04 hereof, to be unclear, the Trustee or the Securities Administrator, respectively, may require prior to such action that it be provided by the Depositor with reasonable further written instructions; the right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be accountable for other than its gross negligence or willful misconduct in the performance of any such act;

(viii) Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Subsection 9.07;

(ix) Neither the Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by any Person pursuant to this Agreement, or the eligibility of any Mortgage Loan for purposes of this Agreement; and


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(x)      Notwithstanding anything to the contrary herein, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary, and/or sensitive information and sent by electronic mail will be encrypted. The recipient (the "Email Recipient") of the email communication will be required to complete a one-time registration process. Information and assistance on registering and using the email encryption technology can be found at Citibank's secure website at www.citigroup.com/citigroup/citizen/privacy/email.htm or by calling
         (866) 535-2504 (in the U.S.) or (904) 954-6181 at any time.

(b) The Trustee, the Swap Administrator and the Supplemental Interest Trust Trustee are hereby directed by the Depositor to execute, deliver and perform its respective obligations under the Swap Administration Agreement and to perform the obligations of the Trustee, the Swap Administrator and the Supplemental Interest Trust Trustee, respectively, thereunder on the Closing Date and thereafter on behalf of the Holders of the Certificates (and any amendments or supplements to the Swap Administration Agreement as may be requested by the Class B-IO Certificateholders regarding the distributions to be made to it or its designees thereunder). The Sponsor, the Master Servicer, the Depositor and the Certificateholders by acceptance of their Certificates acknowledge and agree that the Trustee, the Swap Administrator and the Supplemental Interest Trust Trustee shall execute, deliver and perform its respective obligations under the Swap Administration Agreement and shall do so solely in its capacity as Trustee, the Swap Administrator and the Supplemental Interest Trust Trustee and not in its individual capacity. The Trustee, the Swap Administrator and the Supplemental Interest Trust Trustee in its individual capacity shall have no responsibility for any of the undertakings, agreements or representations by it with respect to the Swap Administration Agreement, including, without limitation, for making any payments thereunder, except in the case of their own negligence, bad faith, willful misconduct or fraud.

                  It is acknowledged and agreed that the Person serving as Securities Administrator hereunder shall also serve as Swap Administrator under the Swap Administration Agreement, and that the Person acting as Trustee hereunder shall act as Supplemental Interest Trust Trustee under the Swap Agreement. The Swap Administrator shall not have any liability for any failure or delay in payments to the Trust which are required under the Swap Administration Agreement where such failure or delay is due to the failure or delay of the Swap Provider in making such payment to the Swap Administrator. The Swap Administrator, the Trustee and the Supplemental Interest Trust Trustee shall be entitled to be indemnified and held harmless by the Trust from and against any and all losses, claims, expenses or other liabilities that arise by reason of or in connection with the performance or observance by each of the Swap Administrator, the Trustee and the Supplemental Interest Trust Trustee of its duties or obligations under the Swap Agreement or the Swap Administration Agreement, except to the extent that the same is due to the Swap Administrator's, the Trustee's or the Supplemental Interest Trust Trustee's negligence, willful misconduct or fraud. Any Person appointed as successor securities administrator pursuant to Section 9.09 shall also be required to serve as successor swap administrator under the Swap Administration Agreement, and any Person appointed as successor trustee pursuant to Section 9.09 shall also be required to serve as successor supplemental interest trust trustee under the Swap Agreement and the Swap Administration Agreement.


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Section 9.03      Trustee and Securities Administrator Not Liable for
                  Certificates or Mortgage Loans.

                  The recitals contained herein and in the Certificates (other than the signature of the Securities Administrator and authentication of the Certificate Registrar on the Certificates) shall be taken as the statements of the Depositor, and neither the Trustee nor the Securities Administrator shall have any responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations as to the validity or sufficiency of the Certificates (other than the signature the Securities Administrator and authentication of the Certificate Registrar on the Certificates) or with respect to any Mortgage Loan except as expressly provided in Sections 2.02 and 2.06 hereof; provided, however, that the foregoing shall not relieve the Custodian of the obligation to review the Mortgage Files pursuant to Sections 2.02 and 2.05 and the Custodial Agreement. The Securities Administrator's signature and the Certificate Registrar's authentication (or authentication by its agent) on the Certificates shall be solely in its capacity as Securities Administrator and Certificate Registrar, respectively, and shall not constitute the Certificates an obligation of the Securities Administrator and Certificate Registrar, respectively, in any other capacity. Neither the Trustee or the Securities Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Mortgage Loans. Subject to the provisions of
Section 2.06, neither the Trustee nor the Securities Administrator shall be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

Section 9.04      Trustee and Securities Administrator May Own Certificates.

                  Each of the Trustee and the Securities Administrator in its individual capacity or in any capacity other than as Trustee or Securities Administrator hereunder may become the owner or pledgee of any Certificates with the same rights it would have if it were not the Trustee or the Securities Administrator, as applicable, and may otherwise deal with the parties hereto.

Section 9.05      Trustee's and Securities Administrator's Fees and Expenses.

                  The Trustee and the Securities Administrator shall be entitled to the Trustee Fee and the Securities Administrator Fee, respectively, which shall be paid by the Master Servicer out of funds received by it hereunder in respect of the Master Servicing Fee. In addition, the Trustee and the Securities Administrator shall be indemnified and held harmless by the Trust Fund (and



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accordingly will be entitled to recover from the Distribution Account pursuant to Section 4.05(a)(ix) and from comparable funds in a comparable order provided to the Trustee and held in the Distribution Account) for all liabilities, losses, costs, reasonable out-of-pocket expenses, disbursements and advances and the expenses of the Trustee and the Securities Administrator, respectively, in connection with the performance of its duties and obligations and the exercise of its rights under this Agreement, (including exercise of such party's rights under the Assumption Agreements and the Servicing Agreements), the Custodial Agreement, the Certificates, the Mortgage Loans, any Event of Default, any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by the Trustee in the administration of the trusts hereunder or the Securities Administrator, respectively, (including the reasonable compensation, expenses and disbursements of its counsel) except any such liability, loss, cost, expense, disbursement or advance as may arise from its negligence, bad faith or intentional misconduct. The Trust Fund further agrees to indemnify and hold harmless the Trustee for and against any loss, liability or expense arising out of, or in connection with, the provisions set forth in the final paragraph of Section 2.01 hereof, including without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigation and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of such paragraph. If such funds are insufficient therefor, any such insufficiency shall be recoverable from the Depositor. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust. The indemnification set forth herein shall survive the resignation or removal of the Trustee or the Securities Administrator and the termination of this Agreement.

Section 9.06 Eligibility Requirements for Trustee, Securities Administrator and Paying Agent.

                  The Trustee, the Securities Administrator and the Paying Agent and any successor of any of the foregoing, shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and, in the case of the Trustee, rated "BBB" or higher by S&P and "BBB/Baa2" or higher by Moody's, with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Trustee, successor Securities Administrator or successor Paying Agent other than pursuant to Section 9.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. The Trustee shall not be an Affiliate of the Master Servicer. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such entity shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Trustee, Securities Administrator or Paying Agent, as applicable, shall cease to be eligible in accordance with the provisions of this
Section 9.06, the Trustee, Securities Administrator or Paying Agent shall resign immediately in the manner and with the effect specified in Section 9.08.


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                  In addition, the Securities Administrator (i) may not be an
Originator, Master Servicer, Servicer, the Depositor or an affiliate of the Depositor unless the Securities Administrator is in an institutional trust department of the Securities Administrator, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and
(iii) must be rated at least "A/F1" by Fitch, if Fitch is a Rating Agency, or the equivalent rating by S&P. The Trustee shall notify the Rating Agencies and the Swap Provider of any change of Securities Administrator.

Section 9.07      Insurance.

                  The Securities Administrator and Paying Agent, at their own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Trustee or the Securities Administrator as to the Trustee's or the Securities Administrator's, respectively, compliance with this Section 9.07 shall be furnished to any Certificateholder upon reasonable written request.

Section 9.08 Resignation and Removal of Trustee, Securities Administrator and Paying Agent.

                  The Trustee and the Securities Administrator may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Depositor, the Sponsor, the Securities Administrator (or the Trustee, if the Securities Administrator resigns) and the Master Servicer, with a copy to the Rating Agencies and the Swap Provider. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee or successor securities administrator, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning trustee or securities administrator, as applicable, and the successor trustee or securities administrator, as applicable. If no successor trustee or successor securities administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor trustee or securities administrator.

                  If at any time (i) the Trustee, Securities Administrator or Paying Agent shall cease to be eligible in accordance with the provisions of
Section 9.06 hereof and shall fail to resign after written request thereto by the Depositor, (ii) the Trustee, Securities Administrator or Paying Agent shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee, Securities Administrator or Paying Agent or of its property shall be appointed, or any public officer shall take charge or control of the Trustee, the Securities Administrator or Paying Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or
(iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Securities Administrator or the Trust Fund is located, (B) the imposition of such tax would be avoided by the appointment of a different trustee or securities administrator and (C) the Trustee or the Securities Administrator, as applicable fails to indemnify the Trust Fund against such tax,


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then the Depositor or the Master Servicers may remove the Trustee, Securities
Administrator or Paying Agent, as applicable, and appoint a successor trustee, successor securities administrator or successor paying agent, as applicable, by written instrument, in multiple copies, a copy of which instrument shall be delivered to the Trustee, the Securities Administrator, the Master Servicer, the Paying Agent and the successor trustee, successor securities administrator or successor paying agent, as applicable.

                  The Holders evidencing more than 50% of the Voting Rights of each Class of Certificates may at any time remove the Trustee, Securities Administrator or Paying Agent and appoint a successor trustee, securities administrator or paying agent by written instrument or instruments, in multiple copies, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor trustee or successor securities administrator to the Master Servicer, the Trustee, Securities Administrator or Paying Agent so removed and the successor trustee or securities administrator so appointed. Notice of any removal of the Trustee, Securities Administrator or Paying Agent shall be given to each Rating Agency and the Swap Provider by the Trustee or successor trustee. In the event that the fee payable to a successor Trustee, successor Securities Administrator or successor Paying Agent exceeds the applicable fee payable to the predecessor party, any such excess shall be an obligation of the Trust.

                  Any resignation or removal of the Securities Administrator shall also result in the resignation or removal, as applicable, of the Securities Administrator as Swap Administrator. Any resignation or removal of the Trustee, Securities Administrator or Paying Agent and appointment of a successor trustee, securities administrator or paying agent pursuant to any of the provisions of this Section 9.08 shall become effective upon acceptance of appointment by the successor trustee, securities administrator or paying agent, respectively, as provided in Section 9.09 hereof.

Section 9.09 Successor Trustee, Securities Administrator or Successor Paying Agent.

                  Any successor trustee, securities administrator or paying agent appointed as provided in Section 9.08 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee, predecessor securities administrator or predecessor paying agent, as applicable, and the Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee, securities administrator or paying agent shall become effective and such successor trustee, securities administrator or paying agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee or securities administrator herein.

                  No successor trustee, securities administrator or paying agent shall accept appointment as provided in this Section 9.09 unless at the time of such acceptance such successor trustee, securities administrator or paying agent shall be eligible under the provisions of Section 9.07 hereof and its appointment shall not adversely affect the then current rating of the Certificates.



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                  Upon acceptance of appointment by a successor trustee,
securities administrator or paying agent as provided in this Section 9.09, the successor trustee, securities administrator or paying agent shall mail notice of the succession of such trustee or securities administrator hereunder to all Holders of Certificates. If the successor trustee, securities administrator or paying agent fails to mail such notice within ten days after acceptance of appointment, the Depositor shall cause such notice to be mailed at the expense of the Trust Fund.

Section 9.10 Merger or Consolidation of Trustee, Securities Administrator or Paying Agent.

                  Any corporation, state bank or national banking association into which the Trustee, Securities Administrator or Paying Agent may be merged or converted or with which it may be consolidated or any corporation, state bank or national banking association resulting from any merger, conversion or consolidation to which the Trustee, Securities Administrator or Paying Agent shall be a party, or any corporation, state bank or national banking association succeeding to substantially all of the corporate trust business of the Trustee or of the business of the Securities Administrator or Paying Agent, shall be the successor of the Trustee, Securities Administrator or Paying Agent hereunder, provided that such entity shall be eligible under the provisions of Section 9.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 9.11      Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 9.11, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.09.

                  Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) All rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as a

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         Successor Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

(iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 9.12      Tax Matters.

                  It is intended that each of REMIC I, REMIC II and REMIC III shall constitute, and that the affairs of the Trust Fund shall be conducted so that each REMIC formed hereunder qualifies as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Securities Administrator covenants and agrees that it shall act as agent (and the Securities Administrator is hereby appointed to act as agent) on behalf of the Trust Fund. The Trustee and/or the Securities Administrator, as agent on behalf of the Trust Fund, shall do or refrain from doing, as applicable, the following: (a) the Securities Administrator shall prepare and file, or cause to be prepared and filed, in a timely manner, U.S. Real Estate Mortgage Investment Conduit Income Tax Returns (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each such REMIC containing such


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information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) the Securities Administrator shall apply for an employer identification number with the Internal Revenue Service via a Form SS-4 or other comparable method for each REMIC that is or becomes a taxable entity, and within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code for the Trust Fund; (c) the Securities Administrator shall make or cause to be made elections, on behalf of each REMIC formed hereunder to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year (and, if necessary, under applicable state law); (d) the Securities Administrator shall prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) the Securities Administrator shall provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Person that is not a Permitted Transferee, or a pass-through entity in which a Person that is not a Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax) or to the IRS, and the Trustee shall forward that information to the requesting party in accordance with Treasury Regulation ss. 1.860E-2(a)(5);
(f) each of the Securities Administrator and the Trustee shall, to the extent under its control, conduct the affairs of the Trust Fund at all times that any Certificates are outstanding so as to maintain the status of each REMIC formed hereunder as a REMIC under the REMIC Provisions; (g) neither the Trustee nor the Securities Administrator shall knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC formed hereunder; (h) the Securities Administrator shall pay, from the sources specified in the second to last paragraph of this Section 9.12, the amount of any federal, state and local taxes, including prohibited transaction taxes as described below, imposed on any REMIC formed hereunder prior to the termination of the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Securities Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Securities Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) the Trustee shall sign or cause to be signed federal, state or local income tax or information returns or any other document prepared by the Securities Administrator pursuant to this Section 9.12 requiring a signature thereon by the Trustee; (j) the Securities Administrator shall maintain records relating to each REMIC formed hereunder including but not limited to the income, expenses, assets and liabilities of each such REMIC and adjusted basis of the Trust Fund property determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, the Securities Administrator, shall represent the Trust Fund in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any REMIC formed hereunder, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Trust Fund, and otherwise act on behalf of each REMIC formed hereunder in relation to any tax matter involving any such REMIC.

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                  In order to enable each of the Trustee and the Securities
Administrator to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee or the Securities Administrator within 10 days after the Closing Date all information or data that the Trustee or the Securities Administrator requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee or the Securities Administrator promptly upon written request therefor, any such additional information or data that the Trustee or the Securities Administrator may, from time to time, request in order to enable the Trustee or the Securities Administrator to perform its duties as set forth herein. The Depositor hereby indemnifies each of Trustee and the Securities Administrator for any losses, liabilities, damages, claims or expenses of the Trustee or the Securities Administrator arising from any errors or miscalculations of the Trustee or the Securities Administrator, as applicable, that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee or the Securities Administrator, as applicable, on a timely basis, which indemnification shall survive the resignation or removal of the Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.

                  In the event that any tax is imposed on "prohibited transactions" of either REMIC I, REMIC II or REMIC III as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Trust Fund as defined in Section 860G(c) of the Code, on any contribution to either REMIC I, REMIC II or REMIC III after the startup day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any federal, state or local tax or minimum tax imposed upon any of REMIC I, REMIC II, REMIC III or the Trust Fund, and is not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee or the Securities Administrator, if any such other tax arises out of or results from a breach by the Trustee or the Securities Administrator, respectively, of any of its obligations under this Agreement, (ii) any party hereto (other than the Trustee or the Securities Administrator) to the extent any such other tax arises out of or results from a breach by such other party of any of its obligations under this Agreement or (iii) in all other cases, or in the event that any liable party hereto fails to honor its obligations under the preceding clauses (i) or
(ii), any such tax will be paid first with amounts otherwise to be distributed to the Residual Certificateholders and the Class B-IO Certificateholders (pro rata based on the amounts to be distributed), and second with amounts otherwise to be distributed to all other Certificateholders in the following order of priority: first, to the Class M-7 Certificates, second, to the Class M-6 Certificates, third, to the Class M-5 Certificates, fourth, to the Class M-4 Certificates, fifth, to the Class M-3 Certificates, sixth, to the Class M-2 Certificates, seventh, to the Class M-1 Certificates and eighth, to the Class A Certificates. Notwithstanding anything to the contrary contained herein, to the extent that such tax is payable by the Holder of any Certificates, the Securities Administrator is hereby authorized to retain on any Distribution Date, from the Holders of the Residual Certificates (and, if necessary, second, from the Holders of the other Certificates in the priority specified in the preceding sentence), funds otherwise distributable to such Holders in an amount sufficient to pay such tax. As to any amount payable out of distributions to the


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Certificateholders pursuant to the preceding two sentences, the Securities
Administrator shall include in its Remittance Report information as to distributions to such parties taking into account the priorities described in the second preceding sentence. The Securities Administrator agrees to promptly notify in writing the party liable for any such tax of the amount thereof and the due date for the payment thereof.

                  The Trustee and the Securities Administrator each agree that, in the event it should obtain any information necessary for the other party to perform its obligations pursuant to this Section 9.12, it will promptly notify and provide such information to such other party. Notwithstanding anything in this Agreement to the contrary, the Trustee agrees that, in the event that the Trustee obtains actual knowledge that the Securities Administrator has breached any of its obligations pursuant to this Section 9.12, the Trustee shall perform such obligations on its behalf to the extent that the Trustee possesses all documents necessary to so perform and receives reasonable compensation therefor, provided, however, that the Trustee shall not be liable for any losses resulting from any such breach.

                                   ARTICLE X.

                                   TERMINATION

Section 10.01     Termination upon Liquidation or Repurchase of the Mortgage
                  Loans.

                  Subject to Section 10.03, the obligations and responsibilities of the Depositor, the Master Servicer, the Securities Administrator, the Paying Agent, the Sponsor and the Trustee created hereby shall terminate upon the earlier of (a) the purchase by the Sponsor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by EMC and the Securities Administrator and
(iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Trustee and the Securities Administrator payable pursuant to Section 9.05,
(vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement, (vii) any Net Swap Payment payable to the Swap Provider which remains unpaid, and any Swap Termination Payment payable to the Swap Provider which remains unpaid or which is due to the exercise of such option and
(b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement, as applicable. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of



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the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date.

                  The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans.

Section 10.02     Final Distribution on the Certificates.

                  If on any Determination Date, (i) the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust other than the funds in the Distribution Account, the Master Servicer shall direct the Securities Administrator to send a final distribution notice promptly to each Certificateholder or (ii) the Securities Administrator determines that a Class of Certificates shall be retired after a final distribution on such Class, the Securities Administrator shall notify the Certificateholders within five (5) Business Days after such Determination Date that the final distribution in retirement of such Class of Certificates is scheduled to be made on the immediately following Distribution Date. Any final distribution made pursuant to the immediately preceding sentence will be made only upon presentation and surrender of the related Certificates at the Corporate Trust Office of the Certificate Registrar. If the Sponsor elects to terminate the Trust Fund pursuant to Section 10.01, on or before the Distribution Date occurring in the month preceding the month in which notice is to be mailed to the Certificateholders, the Sponsor shall notify the Securities Administrator, the Custodian, the Trustee, the Securities Administrator, the Paying Agent and the Master Servicer of the date that the Depositor intends to terminate the Trust Fund and the Sponsor shall provide the Securities Administrator, the Paying Agent, the Custodian, the Master Servicer and the Trustee with the applicable repurchase price of the Mortgage Loans and REO Properties serviced and administered by the Master Servicer. The Sponsor shall remit the Mortgage Loan Purchase Price to the Paying Agent for deposit in the Distribution Account on the Business Day immediately preceding the Distribution Date on which such Optional Termination by the Sponsor will be effected.

                  Provided that timely notice has been received, the Securities Administrator shall give notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation. To the extent reasonably practical, such notice shall be given by letter mailed not earlier than the 1st day and no later than the 15th day of the month of such final distribution and shall specify: (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Securities Administrator will give such notice to each Rating Agency and the Swap Provider at the time such notice is given to Certificateholders.


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                  In the event such notice is given, the Paying Agent shall
distribute, on the applicable Distribution Date, an amount equal to the final distribution in respect of the Certificates. Upon such final distribution with respect to the Trust Fund and the receipt by the Custodian on behalf of the Trustee of a Request for Release therefor, the Custodian on behalf of the Trustee shall promptly release to EMC or its designee the Mortgage Files for the Mortgage Loans, and any documents necessary to transfer any REO Property.

                  Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Certificateholders of each Class, based on the applicable Remittance Report for such Distribution Date, the amounts allocable to such Certificates held in the Distribution Account in the order and priority set forth in Section 5.04 hereof on the final Distribution Date and in proportion to their respective Percentage Interests.

                  In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Residual Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund that remain subject hereto.

Section 10.03     Additional Termination Requirements.

(a) Upon exercise by the Sponsor of its purchase option as provided in Section 10.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless each of the Trustee and the Securities Administrator have been supplied with an Opinion of Counsel, at the expense of the Sponsor, to the effect that the failure of the Trust Fund to comply with the requirements of this Section 10.03 will not (i) result in the imposition of taxes on "prohibited transactions" of a REMIC, or (ii) cause a REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (1) The Sponsor shall establish a 90-day liquidation period and notify the Trustee and Securities Administrator thereof, and the Securities Administrator shall in turn specify the first day of such period in a statement attached to each of REMIC I, REMIC II and REMIC III's Tax Return pursuant to Treasury Regulation Section 1.860F-1. The Sponsor shall satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Sponsor;

                  (2) During such 90-day liquidation period, and at or prior to the time of making the final payment on the Certificates, EMC, acting as agent of the Trustee, shall sell all of the assets of REMIC I, REMIC II and REMIC III for cash; and


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                  (3)  At the time of the making of the final payment on the
Certificates, the Securities Administrator as agent for the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand (other than cash retained to meet claims), and REMIC I, REMIC II and REMIC III shall terminate at that time.

(b) By their acceptance of the Certificates, the Holders thereof hereby authorize the Sponsor to specify the 90-day liquidation period for REMIC I, REMIC II and REMIC III, which authorization shall be binding upon all successor Certificateholders.

(c) Upon the written request of the Sponsor and the receipt of the Opinion of Counsel referred to in Section 10.03(a)(1), the Trustee shall sign, and the Securities Administrator as agent for each REMIC hereby agrees to adopt, such a plan of complete liquidation and to take such other action in connection therewith as may be reasonably requested by the Sponsor.

                                   ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

Section 11.01     Amendment.

                  This Agreement may be amended from time to time by parties hereto, without the consent of any of the Certificateholders to cure any ambiguity, to correct or supplement any provisions herein (including to give effect to the expectations of investors), to change the manner in which the Distribution Account, or the Protected Account is maintained, to conform the terms hereof to the disclosure in the Prospectus Supplement, to revise or correct any provisions to reflect the obligations of the parties to this Agreement as they relate to Regulation AB or to make such other provisions with respect to matters or questions arising under this Agreement as shall not be inconsistent with any other provisions herein if such action shall not, as evidenced by an Opinion of Counsel addressed to the Trustee, adversely affect in any material respect the interests of any Certificateholder; provided that any such amendment shall be deemed not to adversely affect in any material respect the interests of the Certificateholders and no such Opinion of Counsel shall be required if the Person requesting such amendment obtains a letter from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

                  Notwithstanding the foregoing, without the consent of the Certificateholders, the parties hereto may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of each of REMIC I, REMIC II and REMIC III as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on either REMIC I, REMIC II or REMIC III pursuant to the Code that would be a claim against either REMIC I, REMIC II or REMIC III at any time prior to the final redemption of the Certificates, provided that the Trustee and the Securities Administrator have been provided an Opinion of Counsel addressed to the Trustee and the Securities Administrator, which opinion shall be an expense of the party requesting such amendment but in any case shall not be an expense of the Trustee or the Securities Administrator, to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

                  This Agreement may also be amended from time to time by the parties hereto and the Holders of each Class of Certificates affected thereby evidencing more than 50% of the Voting Rights of such Class or Classes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Swap Administrator or Holders of Certificates; provided that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) cause either REMIC I, REMIC II or REMIC III's REMIC elections to fail to qualify or (iii) reduce the aforesaid percentages of Certificates of each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates of such Class then outstanding.

                  Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel addressed to the Trustee, which opinion shall be an expense of the party requesting such amendment but in any case shall not be an expense of the Trustee or the Securities Administrator, to the effect that such amendment will not (other than an amendment pursuant to clause (ii) of, and in accordance with, the preceding paragraph) cause the imposition of any tax on REMIC I, REMIC II or REMIC III or the Certificateholders or cause REMIC I, REMIC II or REMIC III's REMIC elections to fail to qualify at any time that any Certificates are outstanding. Further, nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel, addressed to and satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement (including any consent of the applicable Certificateholders) have been complied with.

                  Notwithstanding any of the other provisions of this Section 11.01, none of the parties hereto shall enter into any amendment to this Agreement that could reasonably be expected to have a material adverse effect on the interests of the Swap Provider without the prior written consent of the Swap Provider, which consent shall not be unreasonably withheld, conditioned or delayed.

                  Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and each Rating Agency.

                  It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Section 11.02     Recordation of Agreement; Counterparts.

                  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Master Servicer shall effect such recordation at the Trust's expense upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03     Governing Law.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER).

Section 11.04     Intention of Parties.

                  It is the express intent of the parties hereto that the conveyance of the Mortgage Notes, Mortgages, assignments of Mortgages, title insurance policies and any modifications, extensions and/or assumption agreements and private mortgage insurance policies relating to the Mortgage Loans by the Sponsor to the Depositor, and by the Depositor to the Trustee be, and be construed as, an absolute sale thereof to the Depositor or the Trustee, as applicable. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Sponsor to the Depositor, or by the Depositor to the Trustee. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Sponsor or the Depositor, as applicable, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York, (ii) each conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Sponsor or the Depositor, as applicable, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired, (iii) the possession by the Trustee or the Custodian of the Mortgage Notes and such other items of property as may be perfected by possession pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code for purposes of effecting the security interest pursuant to such section of the applicable Uniform Commercial Code and other applicable law. Any assignment of the Sponsor and the Depositor shall also be deemed to be an assignment of any security interest created hereby.

                  Each of the Sponsor and the Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the assets of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

Section 11.05     Notices.

(a) The Securities Administrator shall use its best efforts to promptly provide notice to each Rating Agency and the Swap Provider with respect to each of the following of which it has actual knowledge:

(i)      Any material change or amendment to this Agreement;

(ii)     The occurrence of any Event of Default that has not been cured;

(iii) The resignation or termination of the Master Servicer, the Securities Administrator or the Trustee and the appointment of any successor;

(iv) The repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 3.12 and 10.01; and

(v)      The final payment to Certificateholders.

(b) In addition, the Securities Administrator shall promptly furnish or make available to each Rating Agency copies of the following:

(i) Each report to Certificateholders described in Section 5.05, if requested by such Rating Agency;

(ii)     Each annual statement as to compliance described in Section 3.16; and

(iii)    Each Attestation Report described in Section 3.17.

(c) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered at or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, or by facsimile transmission to a number provided by the appropriate party if receipt of such transmission is confirmed to 1) in the case of the Depositor, Bear Stearns Asset Backed Securities I LLC, 383 Madison Avenue, New York, New York 10179,
         Attention: Chief Counsel, and with respect to Reg AB notifications to the Depositor at regabnotifications@bear.com, or such other address as may be hereafter furnished to the other parties hereto by the Depositor in writing; 2) in the case of the Sponsor (or EMC), EMC Mortgage Corporation, 2780 Lake Vista Drive, Lewisville, Texas 75067 (Facsimile:
         (469) 759-4714), Attention: General Counsel, or such other address as may be hereafter furnished to the other parties hereto by EMC in writing; 3) in the case of the Trustee, at the Corporate Trust Office or such other address as the Trustee may hereafter furnish to the other parties hereto; 4) in the case of the Master Servicer, the Securities Administrator, the Paying Agent, the Certificate Registrar or the Custodian, P.O. Box 98, Columbia, Maryland 21046 (or, in the case of overnight delivery, 9062 Old Annapolis Road, Columbia, Maryland 21045), in either case: Attention: BSABS 2007-2; or such other address as may be hereafter furnished to the other parties hereto by the Master Servicer in writing; 5) in the case of the Rating Agencies, (x)

         Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041, Attention: Mortgage Surveillance Group and (y) Moody's Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10004; and 6) in the case of the Swap Provider, Bear Stearns Financial Products Inc., 383 Madison Avenue, 36th Floor, New York, New York 10179, Attention: DPC Manager. Any notice delivered to the Sponsor, the Depositor, the Master Servicer, the Securities Administrator, the Custodian or the Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register; any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06     Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.07     Assignment.

                  Notwithstanding anything to the contrary contained herein, except as provided pursuant to Section 7.02, this Agreement may not be assigned by the Master Servicer, the Sponsor or the Depositor.

Section 11.08     Limitation on Rights of Certificateholders.

                  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee or the Securities Administrator, as appropriate, a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee or the Securities Administrator, as appropriate to institute such action, suit or proceeding in its own name as Trustee or the Securities Administrator, as appropriate, hereunder and shall have offered to the Trustee or the Securities Administrator, as appropriate, such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee or the Securities Administrator, as appropriate, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.08, each and every Certificateholder, the Trustee or the Securities Administrator shall be entitled to such relief as can be given either at law or in equity.

Section 11.09     Inspection and Audit Rights.

(a) The Master Servicer agrees that, on reasonable prior notice, it will permit any representative of the Depositor or the Trustee during the Master Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to such Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes such accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this
Section 11.09 shall be borne by the party requesting such inspection, subject to any right to reimbursement of such party hereunder (in the case of the Trustee, pursuant to Section 4.05(a)(xii) hereof); all other such expenses shall be borne by the Master Servicer.

The Custodian and the Securities Administrator shall each provide access to the records and documentation in its possession regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at its respective office; provided, however, that, unless otherwise required by law, neither the Custodian nor the Securities Administrator shall be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Custodian and the Securities Administrator shall each allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers its actual costs.

Section 11.10     Certificates Nonassessable and Fully Paid.

                  It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

Section 11.11     Third Party Rights.

                  The Swap Provider shall be an express third-party beneficiary of this Agreement to the extent of its rights to receive any payments under this Agreement or any other rights of the Swap Provider under this Agreement, and shall have the right to enforce such rights as if it were a party hereto.

                                      * * *

             [Signature Page to the Pooling and Servicing Agreement]

                  IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Securities Administrator, the Sponsor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                  BEAR STEARNS ASSET BACKED SECURITIES I LLC, as Depositor

                  By: /s/ Baron Silverstein
                      ----------------------------------------------------------
                  Name:  Baron Silverstein
                  Title: Vice President


                  EMC MORTGAGE CORPORATION,
                  as Sponsor

                  By: /s/ Mark Ehrenreich
                      ----------------------------------------------------------
                  Name:  Mark Ehrenreich
                  Title: Senior VP

                  WELLS FARGO BANK, N.A.,
                  as Master Servicer and Securities Administrator

                  By: /s/ Stacey Taylor
                      ----------------------------------------------------------
                  Name:  Stacey Taylor
                  Title: Vice President

                  CITIBANK, N.A.,
                  as Trustee

                  By: /s/ Cirino Emanuele
                      ----------------------------------------------------------
                  Name:  Cirino Emanuele
                  Title: Vice President

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

                  On this 1st day of April 2007, before me, a notary public in and for said State, appeared Baron Silverstein, personally known to me on the basis of satisfactory evidence to be an authorized representative of Bear Stearns Asset Backed Securities I LLC, the limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Michelle Sterling
                                        ---------------------------------------
                                        Notary Public


[Notarial Seal]

STATE OF MARYLAND   )
                    )  ss.:
COUNTY OF BALTIMORE )

                  On this 16th day of May 2007, before me, a notary public in and for said State, appeared Stacey M. Taylor, personally known to me on the basis of satisfactory evidence to be an authorized representative of Wells Fargo Bank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of such national banking association, and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Jennifer Richardson
                                        ---------------------------------------
                                        Notary Public


[Notarial Seal]

STATE OF TEXAS    )
                  ) ss.:
COUNTY OF DENTON  )

                  On this 1st day of April 2007, before me, a notary public in and for said State, appeared Mark Ehrenreich, personally known to me on the basis of satisfactory evidence to be an authorized representative of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Alfie Kearney
                                        ---------------------------------------
                                        Notary Public


[Notarial Seal]

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

                  On this 1st day of April 2007, before me, a notary public in and for said State, appeared Cirino Emanuele, personally known to me on the basis of satisfactory evidence to be an authorized representative of Citibank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of such national banking association and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Zenaida Santiago
                                        ---------------------------------------
                                        Notary Public


[Notarial Seal]

                                                                     EXHIBIT A-1


                          FORM OF CLASS A CERTIFICATES

                             CLASS A-__ CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ON THE RELATED MORTGAGE LOANS AS SET FORTH IN THE AGREEMENT (AS DEFINED BELOW). ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CERTIFICATE REGISTRAR WITH RESPECT HERETO.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

PRIOR TO THE TERMINATION OF THE SUPPLEMENTAL INTEREST TRUST, ANY PERSON ACQUIRING A CERTIFICATE SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS IN
SECTION 6.02(b) OF THE AGREEMENT.


                                     A-1-1

Certificate No.:                       A-__

Cut-off Date:                          April 1, 2007

First Distribution Date:               May 25, 2007

Initial Principal
Balance of
this Certificate
("Denomination"):                      $_____________

Initial Certificate
Principal Balance of
Class A-__
Certificates:                          $_____________

Latest Possible
Maturity Date:                         May 25, 2037

CUSIP:                                 07400T ____

Interest Rate: For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class A-__ Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.


                                     A-1-2

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-2
                    ASSET-BACKED CERTIFICATES, SERIES 2007-2

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sponsor, the Master Servicer, the Securities Administrator, any Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of April 1, 2007 (the "Agreement") among the Depositor, EMC Mortgage Corporation, as sponsor (the "Sponsor"), Wells Fargo Bank, N.A., as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and Citibank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and



                                     A-1-3
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *



                                     A-1-4

         IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:  May 16, 2007

                                         WELLS FARGO BANK, N.A.
                                         not in its individual capacity,
                                         but solely as Securities Administrator

                                         By:____________________________________
                                               Name:
                                               Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:________________________________________
      Authorized Signatory



                                     A-1-5

                            [REVERSE OF CERTIFICATE]

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-2
                    ASSET-BACKED CERTIFICATES, SERIES 2007-2

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2007-2, Asset-Backed Certificates, Series 2007-2, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Sponsor, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-1-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Paying Agent, the Sponsor, the Securities Administrator and the Trustee created under the Agreement shall terminate upon the earlier of (a) the purchase by the Sponsor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Sponsor and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                     A-1-7

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

          (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________.

Dated:


                                       _________________________________________
                                       Signature by or on behalf of assignor


                                     A-1-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to______________________________________________________________

for the account of_____________________________________________________________,

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to_________________________________________________.

         This information is provided by_______________________________________,

the assignee named above, or ___________________________________, as its agent.


                                     A-1-9

                                                                     EXHIBIT A-2

                          FORM OF CLASS M CERTIFICATES

                             CLASS M-__ CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ON THE RELATED MORTGAGE LOANS AS SET FORTH IN THE AGREEMENT (AS DEFINED BELOW). ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CERTIFICATE REGISTRAR WITH RESPECT HERETO.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

EACH HOLDER OF A CERTIFICATE OR BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS SET FORTH IN SECTION 6.02(b) OF THE AGREEMENT.


                                     A-2-1

Certificate No.:                       M-__
Cut-off Date:                          April 1, 2007
First Distribution Date:               May 25, 2007
Initial Principal
Balance of
this Certificate
("Denomination"):                      $____________

Initial Certificate
Principal Balance of
Class M-__
Certificates:                          $____________

Latest Possible
Maturity Date:                         May 25, 2037

CUSIP:                                 07400T ____
Interest Rate:                         For any Distribution Date, the
                                       lesser of (i) One-Month LIBOR for the
                                       related Accrual Period plus the Class
                                       M-__ Margin for such Distribution Date
                                       and (ii) the related Interest Rate Cap
                                       for such Distribution Date.


                                     A-2-2

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-2
                    ASSET-BACKED CERTIFICATES, SERIES 2007-2

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sponsor, the Master Servicer, the Securities Administrator, any Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of April 1, 2007 (the "Agreement") among the Depositor, EMC Mortgage Corporation, as sponsor (the "Sponsor"), Wells Fargo Bank, N.A., as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and Citibank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and



                                     A-2-3
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *


                                     A-2-4

         IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:  May 16, 2007


                                          WELLS FARGO BANK, N.A.
                                          not in its individual capacity,
                                          but solely as Securities Administrator

                                          By:___________________________________
                                                Name:
                                                Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:________________________________________
      Authorized Signatory



                                     A-2-5

                            [REVERSE OF CERTIFICATE]

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-2
                    ASSET-BACKED CERTIFICATES, SERIES 2007-2

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2007-2, Asset-Backed Certificates, Series 2007-2, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Sponsor, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.



                                     A-2-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Paying Agent, the Sponsor, the Securities Administrator and the Trustee created under the Agreement shall terminate upon the earlier of (a) the purchase by the Sponsor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Sponsor and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.



                                     A-2-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


    (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor


                                     A-2-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to______________________________________________________________

for the account of ____________________________________________________________,

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to ________________________________________________.

         This information is provided by ______________________________________,

the assignee named above, or ___________________________________, as its agent.



                                     A-2-9

                                                                     EXHIBIT A-3

                          FORM OF CLASS P CERTIFICATES
                          ----------------------------

                               CLASS P CERTIFICATE

THIS CERTIFICATE IS ENTITLED TO ONLY THOSE DISTRIBUTIONS PROVIDED FOR IN THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE TRANSFEREE CERTIFIES OR REPRESENTS THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS
ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE, OR PROVIDES AN OPINION OF COUNSEL TO SUCH EFFECT.



                                     A-3-1

Certificate No.:                       1
Cut-off Date:                          April 1, 2007
First Distribution Date:               May 25, 2007
Initial Principal
Balance of
this Certificate
("Denomination"):                      $100

Initial Certificate
Principal Balance of
Class P
Certificates:                          $100

Latest Possible
Maturity Date:                         April 25, 2012

CUSIP:                                 07400T ____
Interest Rate:                         N/A


                                     A-3-2

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-2
                    ASSET-BACKED CERTIFICATES, SERIES 2007-2

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Securities Administrator, any Servicer, the Sponsor, Master Servicer, or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that BEAR, STEARNS SECURITIES CORP. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of April 1, 2007 (the "Agreement") among the Depositor, EMC Mortgage Corporation, as sponsor (the "Sponsor"), Wells Fargo Bank, N.A., as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and Citibank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.



                                     A-3-3

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *


                                     A-3-4

         IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:  May 16, 2007

                                       WELLS FARGO BANK, N.A.
                                       not in its individual capacity,
                                       but solely as Securities Administrator

                                       By:______________________________________
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:________________________________________
      Authorized Signatory


                                     A-3-5

                            [REVERSE OF CERTIFICATE]

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-2
                    ASSET-BACKED CERTIFICATES, SERIES 2007-2

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2007-2, Asset-Backed Certificates, Series 2007-2, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Sponsor, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.



                                     A-3-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Paying Agent, the Sponsor, the Securities Administrator and the Trustee created under the Agreement shall terminate upon the earlier of (a) the purchase by the Sponsor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Sponsor and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                     A-3-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


      (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________.

Dated:

                                       _________________________________________
                                       Signature by or on behalf of assignor


                                     A-3-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to______________________________________________________________

for the account of  ___________________________________________________________,

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________.  Applicable

statements should be mailed to ________________________________________________.

         This information is provided by ______________________________________,

the assignee named above, or ___________________________________, as its agent



                                     A-3-9

                                                                     EXHIBIT A-4

                         FORM OF CLASS B-IO CERTIFICATES

                             CLASS B-IO CERTIFICATE

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS ENTITLED TO ONLY THOSE DISTRIBUTIONS PROVIDED FOR IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER (I) A CERTIFICATION PURSUANT TO SECTION 6.02(b) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL PURSUANT TO 6.02(b) OF THE AGREEMENT, SATISFACTORY TO THE SECURITIES ADMINISTRATOR THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTIONS UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, MASTER SERVICER, THE SECURITIES ADMINISTRATOR, OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.


                                     A-4-1

Certificate No.:                       ___

Cut-off Date:                          April 1, 2007

First Distribution Date:               May 25, 2007

Initial Notional Balance of this
Certificate ("Denomination"):          $_____________

Initial Notional
Balance of all
Class B-IO Certificates:               $_____________

Latest Possible
Maturity Date:                         May 25, 2037

CUSIP:                                 07400T ____
Interest Rate:                         N/A


                                     A-4-2

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-2
                    ASSET-BACKED CERTIFICATES, SERIES 2007-2

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sponsor, the Master Servicer, the Securities Administrator, any Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that BEAR, STEARNS SECURITIES CORP. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets (obtained by dividing the denomination of this Certificate by the aggregate denominations of all Certificates of the same Class) deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of April 1, 2007 (the "Agreement") among the Depositor, EMC Mortgage Corporation, as sponsor (the "Sponsor"), Wells Fargo Bank, N.A., as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and Citibank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         This Certificate has a notional principal balance and does not bear interest at a specified rate. It is entitled on each Distribution Date to its Percentage Interest of distributions of any remaining Excess Cashflow after all other classes of Certificates (other than the Residual Certificates) have received amounts to which they are entitled.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.


                                *     *     *


                                      A-4-3

         IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:  May 16, 2007

                                     WELLS FARGO BANK, N.A.
                                     not in its individual capacity,
                                     but solely as Securities Administrator



                                     By: _______________________________________
                                         Name:
                                         Title:


CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By: ___________________________________
    Authorized Signatory


                                     A-4-4

                            [REVERSE OF CERTIFICATE]

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-2
                    ASSET-BACKED CERTIFICATES, SERIES 2007-2

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2007-2, Asset-Backed Certificates, Series 2007-2, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Sponsor, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-4-5

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Paying Agent, the Sponsor, the Securities Administrator and the Trustee created under the Agreement shall terminate upon the earlier of (a) the purchase by the Sponsor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Sponsor and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                     A-4-6

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


         (Please print or typewrite name and address including
                          postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


_________________________
Dated:


                                     _____________________________________
                                     Signature by or on behalf of assignor


                                     A-4-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________

_______________________________________________________________________________.

for the account of ____________________________________________________________,

account number _______________, or, if mailed by check, to _____________________

__________________________________________________________________.  Applicable

statements should be mailed to ________________________________________________.

         This information is provided by _______________________________________

the assignee named above, or ___________________________________, as its agent.



                                     A-4-8

                                                                     EXHIBIT A-5

                          FORM OF CLASS R CERTIFICATES

                             CLASS R-__ CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A RESIDUAL INTEREST IN A "REMIC" AS DEFINED IN THE AGREEMENT REFERRED TO BELOW, WHICH IS A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND IS NOT TREATED AS INDEBTEDNESS OF THE TRUST REFERRED TO BELOW. EACH PURCHASER OF THE INTEREST REPRESENTED BY THIS CERTIFICATE WILL BE REQUIRED TO REPRESENT IN AN AFFIDAVIT THAT IS A "PERMITTED TRANSFEREE" AS DEFINED IN THE AGREEMENT REFERRED TO HEREIN. EACH PURCHASER WILL ALSO BE REQUIRED TO REPRESENT IN SUCH AFFIDAVIT THAT IT WILL NOT TRANSFER THIS CERTIFICATE UNLESS IT HAS OBTAINED A SIMILAR AFFIDAVIT FROM THE PROPOSED TRANSFEREE AND DELIVERS A CERTIFICATE TO THE EFFECT THAT THE TRANSFEREE HAS NO ACTUAL KNOWLEDGE THAT THE PROPOSED TRANSFEREE IS NOT A PERMITTED TRANSFEREE. THE PARTIES TO THE AGREEMENT MAY, WITHOUT THE CONSENT OF THE CERTIFICATEHOLDERS, AMEND THE AGREEMENT TO THE EXTENT NECESSARY OR APPROPRIATE TO MAINTAIN THE QUALIFICATION OF EACH OF REMIC I AND REMIC II AS A REMIC UNDER THE CODE OR TO AVOID OR MINIMIZE THE RISK OF THE IMPOSITION OF ANY TAX ON EITHER OF REMIC I OR REMIC II PURSUANT TO THE CODE, THAT WOULD BE A CLAIM AGAINST EITHER OF REMIC I OR REMIC II AT ANY TIME PRIOR TO THE FINAL REDEMPTION OF THE CERTIFICATES, PROVIDED THAT THE SECURITIES ADMINISTRATOR HAS RECEIVED AN OPINION OF COUNSEL ADDRESSED TO THE SECURITIES ADMINISTRATOR TO THE EFFECT THAT SUCH ACTION IS NECESSARY OR APPROPRIATE TO MAINTAIN SUCH REMIC STATUS OR TO AVOID THE IMPOSITION OF SUCH A TAX.

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT


                                     A-5-1

ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE TRANSFEREE CERTIFIES OR REPRESENTS THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II)
WILL NOT GIVE RISE TO ANY ADDITIONAL OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE, OR PROVIDES AN OPINION OF COUNSEL TO SUCH EFFECT.


                                     A-5-2

Certificate No.:             ___

Cut-off Date:                April 1, 2007

First Distribution Date:     May 25, 2007

Percentage Interest          100%

Latest Possible
Maturity Date:               May 25, 2037

CUSIP:                       07400T ____
Interest Rate:               N/A


                                     A-5-3

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-2
                    ASSET-BACKED CERTIFICATES, SERIES 2007-2

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Securities Administrator, any Servicer, the Sponsor, Master Servicer, or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that BEAR, STEARNS SECURITIES CORP. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of April 1, 2007 (the "Agreement") among the Depositor, EMC Mortgage Corporation, as sponsor (the "Sponsor"), Wells Fargo Bank, N.A., as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and Citibank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentation and surrender of this Class R-I Certificate at the Corporate Trust Office.

         No Transfer of this Certificate shall be made unless such Transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a Transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such Transfer and such Certificateholder's prospective transferee shall each certify to the Trustee and the Securities Administrator in writing the facts surrounding the Transfer in substantially the forms set forth in the Agreement, as Exhibit E (the "Transferor Certificate") and (x) deliver a letter in substantially the form of either Exhibit F (the "Investment Letter") of the Agreement or Exhibit G (the "Rule 144A Letter") of the Agreement or (y) there shall be delivered to the Trustee and the Securities Administrator an opinion of counsel that such Transfer may be made pursuant to an exemption from the Securities Act, which opinion of counsel shall not be an expense of the Depositor, the Sponsor, the Master Servicer, the Securities Administrator or the Trustee. The Depositor shall provide to any Holder of this Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificate and the Mortgage Loans and such other


                                     A-5-4
information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for Transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. Each Holder of this Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Sponsor, the Securities Administrator and the Master Servicer against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of Section 6.02 of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Trustee and the Securities Administrator of a Transfer Affidavit of the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (iv) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                              *      *      *


                                     A-5-5

         IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:  May 16, 2007

                                     WELLS FARGO BANK, N.A.
                                     not in its individual capacity,
                                     but solely as Securities Administrator

                                     By:________________________________________
                                        Name:
                                        Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar

By: _______________________________________
    Authorized Signatory


                                     A-5-6

                            [REVERSE OF CERTIFICATE]

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-2
                    ASSET-BACKED CERTIFICATES, SERIES 2007-2

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2007-2, Asset-Backed Certificates, Series 2007-2, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Sponsor, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-5-7

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Paying Agent, the Sponsor, the Securities Administrator and the Trustee created under the Agreement shall terminate upon the earlier of (a) the purchase by the Sponsor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Sponsor and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                     A-5-8

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________.

________________________________________________________________________________

_______________________________________________________________________________.

                   (Please print or typewrite name and address
                     including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



Dated:


                                     _____________________________________
                                     Signature by or on behalf of assignor


                                     A-5-9

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of _________________________________________,

________________________________________________________________________________

account number _______________, or, if mailed by check, to _____________________

___________________________________________________________________.  Applicable

statements should be mailed to ________________________________________________.

         This information is provided by ______________________________________,

the assignee named above, or ____________________________________, as its agent.


                                     A-5-10

                                                                       EXHIBIT B

                             Mortgage Loan Schedule



LOAN_     SERVICER       CURRENT_   MSERV    SERV_    CURRENT    MATURITY_  ORIGINAL_   STATED_   PAYMENT  STATED_   PROPTYPE
SEQ                      GROSS_              FEE      NET_       DATE         BALANCE  ORIGINAL_             REM_
                         COUPON                       COUPON                             TERM                TERM
-----------------------------------------------------------------------------------------------------------------------------------
16994116  EMC MORTGAGE   7.700      0.0225   0.500    7.1775     20360601    54841.64     360      392.13    350     Single Family
16708909  EMC MORTGAGE   8.050      0.0225   0.500    7.5275     20360601      289000     360     2130.67    350     Single Family
17029214  EMC MORTGAGE   6.390      0.0225   0.500    5.8675     20370201      180000     360     1124.74    358     2-4 Family
16969531  EMC MORTGAGE   9.125      0.0225   0.500    8.6025     20341101      173000     360      1384.5    331     Single Family
12637108  EMC MORTGAGE   7.000      0.0225   0.500    6.4775     20290607       25000     360      182.75    266     Single Family
16200566  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20360401      205000     360     1660.63    348     Single Family
17028847  EMC MORTGAGE   9.790      0.0225   0.500    9.2675     20370201      114000     360      982.79    358     Single Family
17030119  EMC MORTGAGE   7.050      0.0225   0.500    6.5275     20370201      154700     360     1034.43    358     Single Family
17037335  EMC MORTGAGE   8.750      0.0225   0.500    8.2275     20370301      161000     360     1266.59    359     Single Family
17028867  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20370201      158000     360     1187.01    358     Single Family
17030091  EMC MORTGAGE   6.540      0.0225   0.500    6.0175     20370201      103651     360      657.88    358     Single Family
16721246  EMC MORTGAGE   6.990      0.0225   0.500    6.4675     20361101      215000     360     1334.52    355     Single Family
16814470  EMC MORTGAGE   7.750      0.0225   0.500    7.2275     20331001       12000     360       85.97    318     Single Family
16997299  EMC MORTGAGE   8.625      0.0225   0.500    8.1025     20370101       68400     360      532.01    357     Condominium
17028588  EMC MORTGAGE   6.500      0.0225   0.500    5.9775     20370201      196000     360     1238.86    358     Single Family
17176981  WELLS FARGO    8.325      0.0225   0.250    8.0525     20360701      211000     360     1596.31    351     Single Family
16969440  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20180901       20000     180      196.95    137     Single Family
16720684  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20361101      255000     360     1821.06    355     Single Family
17045942  EMC MORTGAGE   6.500      0.0225   0.500    5.9775     20370101      250000     360     1580.18    357     Single Family
17177425  WELLS FARGO    8.250      0.0225   0.250    7.9775     20361001      150000     360     1031.25    354     Single Family
17028687  EMC MORTGAGE   6.000      0.0225   0.500    5.4775     20370201      276000     360     1654.76    358     2-4 Family
17177246  WELLS FARGO    9.375      0.0225   0.250    9.1025     20360901       75000     360      623.81    353     Single Family
15924058  EMC MORTGAGE   9.375      0.0225   0.500    8.8525     20341201       42075     360      348.07    332     Single Family
16719596  EMC MORTGAGE   7.400      0.0225   0.500    6.8775     20361101      300000     360     2077.14    355     Single Family
16766136  EMC MORTGAGE   8.850      0.0225   0.500    8.3275     20360201      185000     360     1468.63    346     Single Family
16969442  EMC MORTGAGE   6.950      0.0225   0.500    6.4275     20330901      118000     360       781.1    317     Single Family
15986801  EMC MORTGAGE   13.625     0.0225   0.500    13.1025    20330801       31500     360      360.99    316     Single Family
16766269  EMC MORTGAGE   8.040      0.0225   0.500    7.5175     20361001       68000     360      500.86    354     Single Family
15473415  EMC MORTGAGE   7.975      0.0225   0.500    7.4525     20350601       40000     360      292.81    338     Single Family
16606258  EMC MORTGAGE   9.050      0.0225   0.500    8.5275     20360601      112500     360      909.26    350     Single Family
16802319  EMC MORTGAGE   8.125      0.0225   0.500    7.6025     20360401       80000     360         594    348     Single Family
17176953  WELLS FARGO    6.750      0.0225   0.250    6.4775     20360601       84000     360      544.82    350     Single Family
16969672  EMC MORTGAGE   6.125      0.0225   0.500    5.6025     20360401      185000     360      944.27    348     Single Family
15396535  EMC MORTGAGE   13.450     0.0225   0.500    12.9275    20110601       22000     180       284.9     50     Single Family
16383450  EMC MORTGAGE   9.990      0.0225   0.500    9.4675     20360701      100000     360      876.83    351     Single Family
16969403  EMC MORTGAGE   11.125     0.0225   0.500    10.6025    20330301       30000     360      285.16    311     Condominium
16983779  EMC MORTGAGE   7.375      0.0225   0.500    6.8525     20360901      113500     360      783.92    353     Single Family
17029220  EMC MORTGAGE   8.490      0.0225   0.500    7.9675     20370201      426000     360     3272.56    358     Condominium
16766212  EMC MORTGAGE   8.450      0.0225   0.500    7.9275     20360601      200000     360     1530.75    350     Single Family
17029246  EMC MORTGAGE   9.100      0.0225   0.500    8.5775     20370201      479000     360     3731.74    358     Single Family
17030663  EMC MORTGAGE   8.750      0.0225   0.500    8.2275     20350101      158000     360     1228.53    333     Single Family
17177290  WELLS FARGO    9.625      0.0225   0.250    9.3525     20360901      100000     360      849.99    353     Single Family
17030414  EMC MORTGAGE   7.680      0.0225   0.500    7.1575     20370201      265000     360     1779.25    358     Single Family
16607700  EMC MORTGAGE   7.940      0.0225   0.500    7.4175     20360901      255000     360     1761.58    353     Single Family
16722522  EMC MORTGAGE   6.125      0.0225   0.500    5.6025     20330701       58000     360      352.42    315     Single Family
17176863  WELLS FARGO    6.950      0.0225   0.250    6.6775     20360501      231000     360      1529.1    349     Single Family
16766259  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20360801       85000     360      623.11    352     Single Family
17029377  EMC MORTGAGE   6.600      0.0225   0.500    6.0775     20370201      485000     360     2770.62    358     Single Family
16814450  EMC MORTGAGE   9.125      0.0225   0.500    8.6025     20180401       28000     180      227.82    132     Single Family
16789250  EMC MORTGAGE   10.250     0.0225   0.500    9.7275     20361101      288000     360      2502.2    355     Single Family
16765896  EMC MORTGAGE   7.840      0.0225   0.500    7.3175     20350701       70000     360      505.85    339     Single Family
17177239  WELLS FARGO    8.950      0.0225   0.250    8.6775     20360901      171000     360     1369.76    353     Single Family
16994065  EMC MORTGAGE   7.650      0.0225   0.500    7.1275     20360601      152500     360     1082.01    350     Condominium
16683348  EMC MORTGAGE   8.100      0.0225   0.500    7.5775     20360501      424000     360     2979.99    349     Single Family
16766237  EMC MORTGAGE   7.640      0.0225   0.500    7.1175     20360701      374000     360     2499.97    351     Single Family
16773529  EMC MORTGAGE   5.250      0.0225   0.500    4.7275     20350309      123125     360      538.67    335     Townhouse
16773530  EMC MORTGAGE   5.250      0.0225   0.500    4.7275     20350309      123125     360      538.03    335     Townhouse
17029736  EMC MORTGAGE   9.140      0.0225   0.500    8.6175     20370201       86250     360      674.61    358     Single Family
16969443  EMC MORTGAGE   7.625      0.0225   0.500    7.1025     20181001       74470     180       527.1    138     Condominium
16721326  EMC MORTGAGE   8.440      0.0225   0.500    7.9175     20361101      255000     360     1857.77    355     Single Family
17029571  EMC MORTGAGE   10.440     0.0225   0.500    9.9175     20370201      333000     360     3031.16    358     2-4 Family
17177313  WELLS FARGO    8.400      0.0225   0.250    8.1275     20360801      108000     360      822.78    352     Single Family
16766263  EMC MORTGAGE   9.940      0.0225   0.500    9.4175     20360901       91000     360      794.56    353     Single Family
16998868  EMC MORTGAGE   6.500      0.0225   0.500    5.9775     20370101      298000     360     1614.17    357     Single Family
16994084  EMC MORTGAGE   7.040      0.0225   0.500    6.5175     20360601      375000     360     2341.28    350     Single Family
16969473  EMC MORTGAGE   5.970      0.0225   0.500    5.4475     20331101      362976     360     2169.23    319     Single Family
17029450  EMC MORTGAGE   8.700      0.0225   0.500    8.1775     20370201      250000     360     1870.87    358     Condominium
16814519  EMC MORTGAGE   6.745      0.0225   0.500    6.2225     20201101      312000     180     2022.59    163     2-4 Family
16998031  EMC MORTGAGE   6.850      0.0225   0.500    6.3275     20370101      338800     360     2220.02    357     PUD
17176724  WELLS FARGO    7.750      0.0225   0.250    7.4775     20350701      175000     360     1253.73    339     Single Family
16766242  EMC MORTGAGE   6.250      0.0225   0.500    5.7275     20360701      132000     360       687.5    351     Single Family
15986759  EMC MORTGAGE   9.750      0.0225   0.500    9.2275     20350101    83347.23     334      764.49    333     Single Family
16993725  EMC MORTGAGE   6.725      0.0225   0.500    6.2025     20360301      144000     360      931.59    347     Single Family
16683258  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20360401       80000     360      615.14    348     Single Family
16802226  EMC MORTGAGE   8.650      0.0225   0.500    8.1275     20360101       80000     360      623.66    345     Single Family
17177006  WELLS FARGO    9.250      0.0225   0.250    8.9775     20360801       23750     360      195.39    352     Single Family
17030568  EMC MORTGAGE   11.250     0.0225   0.500    10.7275    20330701       60000     360      572.08    315     Single Family
17029742  EMC MORTGAGE   6.900      0.0225   0.500    6.3775     20370201      180000     360     1185.49    358     Condominium
17176878  WELLS FARGO    11.950     0.0225   0.250    11.6775    20360601      108000     360     1106.75    350     Single Family
15393159  EMC MORTGAGE   8.450      0.0225   0.500    7.9275     20350501       63000     360      482.18    337     Single Family
16969489  EMC MORTGAGE   11.625     0.0225   0.500    11.1025    20340101       43200     360       427.6    321     Single Family
17029054  EMC MORTGAGE   11.950     0.0225   0.500    11.4275    20370201      174000     360      1783.1    358     Single Family
16383570  EMC MORTGAGE   8.000      0.0225   0.500    7.4775     20360701      240000     360     1599.46    351     Single Family
17177108  WELLS FARGO    7.950      0.0225   0.250    7.6775     20360701      225000     360     1490.63    351     Single Family
16203265  WELLS FARGO    11.625     0.0225   0.250    11.3525    20350901       34000     360      339.95    341     Single Family
17177431  WELLS FARGO    9.650      0.0225   0.250    9.3775     20361001      850000     360     6835.42    354     Single Family
17029891  EMC MORTGAGE   8.590      0.0225   0.500    8.0675     20370201      173500     360     1283.81    358     Single Family
16814511  EMC MORTGAGE   5.250      0.0225   0.500    4.7275     20350601      131000     360      723.39    338     Single Family
17177415  WELLS FARGO    6.625      0.0225   0.250    6.3525     20361001      440000     360     2817.37    354     Single Family
15202717  EMC MORTGAGE   12.450     0.0225   0.500    11.9275    20180325    49744.34     132      693.71    131     Single Family
16998279  EMC MORTGAGE   8.890      0.0225   0.500    8.3675     20370101      510000     360     3890.81    357     Single Family
17176832  WELLS FARGO    10.250     0.0225   0.250    9.9775     20360601       33000     360      295.72    350     2-4 Family
17177285  WELLS FARGO    8.950      0.0225   0.250    8.6775     20360901      750000     360     6007.71    353     Single Family
16999844  EMC MORTGAGE   10.350     0.0225   0.500    9.8275     20370101      485000     360     4382.19    357     2-4 Family
17177491  WELLS FARGO    8.750      0.0225   0.250    8.4775     20361001       31300     360      246.24    354     Single Family
16969806  EMC MORTGAGE   9.875      0.0225   0.500    9.3525     20360801      144694     360     1256.45    352     Single Family
16994728  EMC MORTGAGE   7.750      0.0225   0.500    7.2275     20361001      324000     360      2092.5    354     2-4 Family
15653402  EMC MORTGAGE   12.950     0.0225   0.500    12.4275    20141001       17000     180      214.54     90     Single Family
17176799  WELLS FARGO    10.130     0.0225   0.250    9.8575     20360601       36000     360      319.26    350     Single Family
17177382  WELLS FARGO    8.500      0.0225   0.250    8.2275     20360822      180000     360     1384.04    352     Single Family
17177519  WELLS FARGO    8.625      0.0225   0.250    8.3525     20361101       92000     360      715.57    355     Single Family
16969602  EMC MORTGAGE   5.950      0.0225   0.500    5.4275     20350601     1000000     360      5963.4    338     Single Family
16994125  EMC MORTGAGE   8.750      0.0225   0.500    8.2275     20360601       96800     360      761.53    350     Single Family
16715477  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20360501      575000     360     4430.91    349     Single Family
16854162  EMC MORTGAGE   10.400     0.0225   0.500    9.8775     20361201       53000     360      480.86    356     2-4 Family
16999794  EMC MORTGAGE   9.990      0.0225   0.500    9.4675     20370101      171500     360     1454.94    357     Single Family
17028866  EMC MORTGAGE   6.625      0.0225   0.500    6.1025     20370201      272000     360     1616.73    358     Single Family
17177710  WELLS FARGO    8.500      0.0225   0.250    8.2275     20361201      169000     360     1299.47    356     Single Family
16677098  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20331001      100000     360      840.86    318     Single Family
15197234  EMC MORTGAGE   14.520     0.0225   0.500    13.9975    20290801       38220     360      460.54    268     Single Family
15396681  EMC MORTGAGE   12.375     0.0225   0.500    11.8525    20270301       33150     360      350.56    239     Single Family
15396772  EMC MORTGAGE   12.750     0.0225   0.500    12.2275    20260620       71500     360      764.65    230     Single Family
15986632  EMC MORTGAGE   9.750      0.0225   0.500    9.2275     20341001       48100     360      413.26    330     Single Family
16299166  EMC MORTGAGE   12.125     0.0225   0.500    11.6025    20341001      178750     360     1848.86    330     Single Family
16615621  EMC MORTGAGE   10.625     0.0225   0.500    10.1025    20360401      174850     360     1615.78    348     Single Family
16683390  EMC MORTGAGE   9.150      0.0225   0.500    8.6275     20360501       65000     360      530.04    349     Single Family
16719805  EMC MORTGAGE   9.990      0.0225   0.500    9.4675     20361101      206050     360     1748.05    355     Single Family
16722563  EMC MORTGAGE   12.375     0.0225   0.500    11.8525    20340101       50375     360      524.77    321     Single Family
16766234  EMC MORTGAGE   8.550      0.0225   0.500    8.0275     20360701      482950     360     3441.02    351     2-4 Family
16854023  EMC MORTGAGE   7.750      0.0225   0.500    7.2275     20361201       74750     360      505.78    356     Single Family
16854498  EMC MORTGAGE   9.700      0.0225   0.500    9.1775     20361201      362050     360     3097.29    356     Single Family
17029029  EMC MORTGAGE   7.050      0.0225   0.500    6.5275     20370201      126750     360      792.28    358     Single Family
17029767  EMC MORTGAGE   10.240     0.0225   0.500    9.7175     20370201       97500     360      872.98    358     Single Family
17029178  EMC MORTGAGE   10.990     0.0225   0.500    10.4675    20370201       94120     360      895.62    358     Single Family
17029744  EMC MORTGAGE   9.240      0.0225   0.500    8.7175     20370201      350000     360     2876.83    358     Single Family
16721174  EMC MORTGAGE   7.250      0.0225   0.500    6.7275     20361101      144000     360      894.09    355     Single Family
17176892  WELLS FARGO    6.950      0.0225   0.250    6.6775     20360501      246000     360      1628.4    349     Single Family
16547948  EMC MORTGAGE   5.500      0.0225   0.500    4.9775     20180901      158000     180        1291    137     Single Family
16811347  EMC MORTGAGE   8.450      0.0225   0.500    7.9275     20361001      112000     360      857.22    354     Single Family
16999449  EMC MORTGAGE   8.550      0.0225   0.500    8.0275     20370101      221000     360     1628.55    357     Single Family
16999314  EMC MORTGAGE   7.240      0.0225   0.500    6.7175     20370101      138600     360       859.5    357     Single Family
17177100  WELLS FARGO    10.550     0.0225   0.250    10.2775    20360701       48000     360      440.87    351     Single Family
16348430  EMC MORTGAGE   7.950      0.0225   0.500    7.4275     20360701      255000     360     1689.38    351     PUD
16969386  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20360901      363750     360     2500.78    353     Condominium
17177200  WELLS FARGO    7.950      0.0225   0.250    7.6775     20360801      200000     360     1460.57    352     Single Family
16969502  EMC MORTGAGE   9.125      0.0225   0.500    8.6025     20340901      170000     360     1366.32    329     Single Family
16854377  EMC MORTGAGE   6.390      0.0225   0.500    5.8675     20361201      375000     360     2166.15    356     Single Family
17045945  EMC MORTGAGE   6.740      0.0225   0.500    6.2175     20370101      369000     360     2390.88    357     Single Family
17177469  WELLS FARGO    7.625      0.0225   0.250    7.3525     20361001      282000     360     1791.88    354     Single Family
17028631  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20370201      410000     360     2847.71    358     Single Family
17029384  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20370201      125000     360      961.15    358     Single Family
17177079  WELLS FARGO    7.950      0.0225   0.250    7.6775     20360801      220000     360     1606.63    352     Single Family
16687063  EMC MORTGAGE   7.250      0.0225   0.500    6.7275     20361001      240500     360     1640.63    354     Single Family
16969710  EMC MORTGAGE   8.875      0.0225   0.500    8.3525     20360601      231000     360     1837.94    350     Single Family
16336118  EMC MORTGAGE   5.875      0.0225   0.500    5.3525     20350301       85000     360      502.81    335     Single Family
16348418  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20360701      361000     360     2712.07    351     Single Family
16993849  EMC MORTGAGE   7.700      0.0225   0.500    7.1775     20360401      785000     360     5282.26    348     Single Family
16719699  EMC MORTGAGE   9.640      0.0225   0.500    9.1175     20361101      437500     360     3723.51    355     Single Family
17177465  WELLS FARGO    9.500      0.0225   0.250    9.2275     20361001       65000     360      546.56    354     Single Family
16994085  EMC MORTGAGE   12.050     0.0225   0.500    11.5275    20360601      168885     360     1743.68    350     Single Family
11992526  EMC MORTGAGE   9.000      0.0225   0.500    8.4775     20181203    19236.01     179      195.62    140     Single Family
17177092  WELLS FARGO    8.160      0.0225   0.250    7.8875     20360701      165000     360     1229.17    351     Single Family
17177036  WELLS FARGO    7.500      0.0225   0.250    7.2275     20360701      250001     360     1748.05    351     2-4 Family
17045941  EMC MORTGAGE   7.000      0.0225   0.500    6.4775     20361101      349500     360     2171.91    355     2-4 Family
11814458  EMC MORTGAGE   10.250     0.0225   0.500    9.7275     20170701    83741.94     126      1087.8    123     Single Family
17176931  WELLS FARGO    8.625      0.0225   0.250    8.3525     20360601       90000     360      700.02    350     Single Family
16814485  EMC MORTGAGE   7.375      0.0225   0.500    6.8525     20341001       55000     360      379.88    330     Single Family
17177068  WELLS FARGO    9.025      0.0225   0.250    8.7525     20360701      119000     360      959.64    351     Single Family
16766005  EMC MORTGAGE   7.105      0.0225   0.500    6.5825     20351101      104000     360      699.27    343     Single Family
16802287  EMC MORTGAGE   8.350      0.0225   0.500    7.8275     20360401      168750     360     1279.65    348     Single Family
17176803  WELLS FARGO    8.790      0.0225   0.250    8.5175     20360201      187000     360     1476.48    346     Single Family
16766166  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20360301      342000     360     2507.19    347     Single Family
17028581  EMC MORTGAGE   8.240      0.0225   0.500    7.7175     20370201      123000     360       923.2    358     Single Family
16504441  WELLS FARGO    7.250      0.0225   0.250    6.9775     20351101       36000     360      245.59    343     Single Family
16802359  EMC MORTGAGE   9.450      0.0225   0.500    8.9275     20360401      225000     360      1813.9    348     Single Family
16715597  EMC MORTGAGE   8.338      0.0225   0.500    7.8155     20360701      142000     360      1075.6    351     Single Family
16993073  EMC MORTGAGE   6.990      0.0225   0.500    6.4675     20370101      416000     360     2764.87    357     2-4 Family
16802340  EMC MORTGAGE   7.900      0.0225   0.500    7.3775     20360401      190000     360     1306.86    348     Single Family
16993932  EMC MORTGAGE   9.000      0.0225   0.500    8.4775     20360401      118000     360      949.46    348     Single Family
17177627  WELLS FARGO    6.950      0.0225   0.250    6.6775     20361101      175000     360     1013.54    355     Single Family
16990750  EMC MORTGAGE   7.525      0.0225   0.500    7.0025     20360401      180000     360     1187.85    348     Single Family
17029562  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20370201      325000     360     2257.33    358     Single Family
17177254  WELLS FARGO    7.750      0.0225   0.250    7.4775     20360901      570000     360     3681.25    353     Townhouse
12638288  EMC MORTGAGE   11.400     0.0225   0.500    10.8775    20200114       31500     240      333.76    153     Single Family
15623618  EMC MORTGAGE   9.100      0.0225   0.500    8.5775     20350701       56700     360      460.31    339     Single Family
16175308  EMC MORTGAGE   8.625      0.0225   0.500    8.1025     20191201       35000     180      347.23    152     Single Family
16300100  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20360201      119000     360      915.01    346     Single Family
16504407  WELLS FARGO    10.125     0.0225   0.250    9.8525     20351001       58800     360      521.46    342     Single Family
16682894  EMC MORTGAGE   8.700      0.0225   0.500    8.1775     20360201      206500     360     1617.17    346     2-4 Family
16687568  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20361001      147000     360     1132.77    354     Single Family
16719659  EMC MORTGAGE   9.590      0.0225   0.500    9.0675     20361101      112700     360      920.84    355     Single Family
16719952  EMC MORTGAGE   7.840      0.0225   0.500    7.3175     20361101      175000     360     1195.84    355     Single Family
16722527  EMC MORTGAGE   9.375      0.0225   0.500    8.8525     20330701       40530     360      333.95    315     Single Family
16766116  EMC MORTGAGE   9.990      0.0225   0.500    9.4675     20360201      393400     360     3449.46    346     Single Family
16766213  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20360601      283500     360     2296.53    350     Single Family
16814628  EMC MORTGAGE   7.125      0.0225   0.500    6.6025     20360701       75950     360      511.69    351     Single Family
16837754  WELLS FARGO    11.625     0.0225   0.250    11.3525    20360501       28350     360      283.46    349     Single Family
16853429  EMC MORTGAGE   10.750     0.0225   0.500    10.2275    20361201      164500     360     1535.58    356     Single Family
16966749  EMC MORTGAGE   10.650     0.0225   0.500    10.1275    20370101      182000     360     1685.27    357     Single Family
16969424  EMC MORTGAGE   10.125     0.0225   0.500    9.6025     20330701      371000     360     3254.64    315     Single Family
16969568  EMC MORTGAGE   11.500     0.0225   0.500    10.9775    20350201       59500     360      584.67    334     Single Family
16969606  EMC MORTGAGE   6.500      0.0225   0.500    5.9775     20350701      357000     360     2256.49    339     Single Family
16983607  EMC MORTGAGE   6.750      0.0225   0.500    6.2275     20361101      490000     360     3178.14    355     Single Family
16983688  EMC MORTGAGE   9.450      0.0225   0.500    8.9275     20360601       64169     360      537.23    350     Single Family
16983850  EMC MORTGAGE   7.500      0.0225   0.500    6.9775     20361101       58800     360      411.14    355     Single Family
16994097  EMC MORTGAGE   7.500      0.0225   0.500    6.9775     20360601      297500     360     2080.17    350     Single Family
16994100  EMC MORTGAGE   8.400      0.0225   0.500    7.8775     20360601      182000     360     1320.41    350     Single Family
16994693  EMC MORTGAGE   7.750      0.0225   0.500    7.2275     20360401      627900     360     4053.05    348     Condominium
17028595  EMC MORTGAGE   9.290      0.0225   0.500    8.7675     20370201      116200     360      959.32    358     Single Family
17028889  EMC MORTGAGE   7.250      0.0225   0.500    6.7275     20370201      206500     360      1247.6    358     Condominium
17029242  EMC MORTGAGE   8.900      0.0225   0.500    8.3775     20370201      175000     360     1336.43    358     Single Family
17029656  EMC MORTGAGE   10.250     0.0225   0.500    9.7275     20370201      112350     360     1006.77    358     Single Family
17030192  EMC MORTGAGE   7.940      0.0225   0.500    7.4175     20370201      199500     360     1455.53    358     Single Family
17030398  EMC MORTGAGE   8.890      0.0225   0.500    8.3675     20370201      413000     360      3150.8    358     Single Family
17030408  EMC MORTGAGE   6.990      0.0225   0.500    6.4675     20370201      280000     360     1860.97    358     Single Family
17176721  WELLS FARGO    8.500      0.0225   0.250    8.2275     20350601       33250     360      255.67    338     2-4 Family
17176754  WELLS FARGO    9.375      0.0225   0.250    9.1025     20351101       37100     360      308.58    343     Single Family
17176767  WELLS FARGO    8.750      0.0225   0.250    8.4775     20351201      164500     360     1294.12    344     Single Family
17176899  WELLS FARGO    8.750      0.0225   0.250    8.4775     20360501       53900     360      424.04    349     Condominium
17177037  WELLS FARGO    9.950      0.0225   0.250    9.6775     20360801       17150     360      149.88    352     Single Family
17177238  WELLS FARGO    11.500     0.0225   0.250    11.2275    20360901       40600     360      402.06    353     Single Family
17177501  WELLS FARGO    7.625      0.0225   0.250    7.3525     20361001      157500     360     1114.78    354     Single Family
17177507  WELLS FARGO    7.375      0.0225   0.250    7.1025     20361001       91000     360      628.52    354     Single Family
17012669  EMC MORTGAGE   11.475     0.0225   0.500    10.9525    20361101      420000     360     4151.21    355     2-4 Family
17176938  WELLS FARGO    7.500      0.0225   0.250    7.2275     20360501      228000     360     1594.21    349     Single Family
17177082  WELLS FARGO    11.950     0.0225   0.250    11.6775    20360801       25000     360       256.2    352     Single Family
17029995  EMC MORTGAGE   8.340      0.0225   0.500    7.8175     20370201      180000     360     1363.69    358     Single Family
16325411  EMC MORTGAGE   14.375     0.0225   0.500    13.8525    20330501       35000     360      422.45    313     Single Family
16814472  EMC MORTGAGE   6.250      0.0225   0.500    5.7275     20331101      161000     360      991.31    319     Single Family
16802314  EMC MORTGAGE   7.125      0.0225   0.500    6.6025     20360401      166800     360      1032.6    348     Single Family
15590950  EMC MORTGAGE   9.750      0.0225   0.500    9.2275     20350701       96000     360      824.79    339     Single Family
17029603  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20370201      172000     360     1322.54    358     Condominium
17177315  WELLS FARGO    7.250      0.0225   0.250    6.9775     20360901      162750     360      983.28    353     Single Family
16993288  EMC MORTGAGE   6.900      0.0225   0.500    6.3775     20360801      248000     360     1523.17    352     Single Family
16994653  EMC MORTGAGE   5.690      0.0225   0.500    5.1675     20350810      200000     360     1159.54    340     Single Family
17177253  WELLS FARGO    7.625      0.0225   0.250    7.3525     20360901      385000     360     2725.01    353     Condominium
17029255  EMC MORTGAGE   8.050      0.0225   0.500    7.5275     20370201       90000     360      663.53    358     Single Family
16814523  EMC MORTGAGE   10.375     0.0225   0.500    9.8525     20360101      245000     360     2218.25    345     Single Family
16993941  EMC MORTGAGE   7.800      0.0225   0.500    7.2775     20360501      149990     360     1079.74    349     Single Family
16766241  EMC MORTGAGE   7.500      0.0225   0.500    6.9775     20360801      397000     360     2775.89    352     Single Family
16198409  EMC MORTGAGE   9.200      0.0225   0.500    8.6775     20351101      436900     360     3578.45    343     PUD
17176830  WELLS FARGO    9.750      0.0225   0.250    9.4775     20360601      130000     360     1116.91    350     Single Family
17177757  WELLS FARGO    7.950      0.0225   0.250    7.6775     20361201      405000     360     2957.65    356     Single Family
16802321  EMC MORTGAGE   7.250      0.0225   0.500    6.7275     20360401      142500     360      895.57    348     Single Family
16994667  EMC MORTGAGE   9.375      0.0225   0.500    8.8525     20360401      275000     360      884.51    348     Condominium
17177599  WELLS FARGO    8.750      0.0225   0.250    8.4775     20361101      275000     360     2163.43    355     Single Family
16721220  EMC MORTGAGE   8.490      0.0225   0.500    7.9675     20361101      203000     360     1457.44    355     Single Family
16837766  WELLS FARGO    8.750      0.0225   0.250    8.4775     20360701       58000     360      456.29    351     Single Family
16615600  EMC MORTGAGE   12.250     0.0225   0.500    11.7275    20360401       99400     360     1041.61    348     Single Family
17030392  EMC MORTGAGE   10.300     0.0225   0.500    9.7775     20370201      119000     360     1070.79    358     Single Family
16677056  EMC MORTGAGE   10.625     0.0225   0.500    10.1025    20330601      167000     360        1523    314     Single Family
16811254  EMC MORTGAGE   8.625      0.0225   0.500    8.1025     20360301       94400     360      734.23    347     Single Family
16998477  EMC MORTGAGE   7.440      0.0225   0.500    6.9175     20370101       66110     360      459.54    357     PUD
16814582  EMC MORTGAGE   7.250      0.0225   0.500    6.7275     20360601      360000     360     2455.84    350     PUD
16804338  EMC MORTGAGE   9.300      0.0225   0.500    8.7775     20361101      240000     360     1983.12    355     2-4 Family
16100942  EMC MORTGAGE   7.875      0.0225   0.500    7.3525     20370201    92028.12     360      667.27    358     Single Family
12000604  EMC MORTGAGE   11.375     0.0225   0.500    10.8525    20280801       32900     360      298.39    256     Single Family
17029159  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20370201      392000     360     2873.63    358     Single Family
16766216  EMC MORTGAGE   9.100      0.0225   0.500    8.5775     20360601      300000     360     2435.49    350     Single Family
16773537  EMC MORTGAGE   6.750      0.0225   0.500    6.2275     20350612       60000     360      389.16    338     Single Family
17177639  WELLS FARGO    8.875      0.0225   0.250    8.6025     20361201       47750     360      379.93    356     Single Family
16682215  EMC MORTGAGE   6.700      0.0225   0.500    6.1775     20350501       77165     360      497.93    337     Single Family
17176720  WELLS FARGO    6.250      0.0225   0.250    5.9775     20350601      808800     360     4979.93    338     Single Family
17030523  EMC MORTGAGE   8.150      0.0225   0.500    7.6275     20370201      170000     360     1201.21    358     Single Family
14879529  EMC MORTGAGE   8.750      0.0225   0.500    8.2275     20340817      137000     360     1077.78    328     Single Family
16715519  EMC MORTGAGE   7.600      0.0225   0.500    7.0775     20360601      192000     360     1355.67    350     Single Family
17177106  WELLS FARGO    9.850      0.0225   0.250    9.5775     20360701      218000     360     1888.99    351     Single Family
15202331  EMC MORTGAGE   8.550      0.0225   0.500    8.0275     20370302     51735.1     360      399.63    359     Single Family
16766123  EMC MORTGAGE   8.750      0.0225   0.500    8.2275     20360301      355000     360     2792.79    347     2-4 Family
16766162  EMC MORTGAGE   6.300      0.0225   0.500    5.7775     20360301      270000     360     1542.43    347     Single Family
17030202  EMC MORTGAGE   6.890      0.0225   0.500    6.3675     20370201      286000     360     1754.49    358     Single Family
15781215  EMC MORTGAGE   6.625      0.0225   0.500    6.1025     20351001      320000     360     1761.42    342     Single Family
16814515  EMC MORTGAGE   7.070      0.0225   0.500    6.5475     20350801      101250     360      678.39    340     Single Family
17177444  WELLS FARGO    8.625      0.0225   0.250    8.3525     20361001       51000     360      396.68    354     Single Family
17177186  WELLS FARGO    10.250     0.0225   0.250    9.9775     20360901       38000     360      340.52    353     Single Family
15986748  EMC MORTGAGE   9.375      0.0225   0.500    8.8525     20350901       36150     360       332.5    341     Single Family
16802336  EMC MORTGAGE   8.000      0.0225   0.500    7.4775     20360401      224000     360     1643.64    348     Single Family
16993299  EMC MORTGAGE   6.740      0.0225   0.500    6.2175     20360801      336000     360      1887.2    352     Single Family
17029585  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20370201      176000     360     1171.87    358     Single Family
16994256  EMC MORTGAGE   7.950      0.0225   0.500    7.4275     20360701      176090     360     1166.57    351     Single Family
16802401  EMC MORTGAGE   7.500      0.0225   0.500    6.9775     20360501      270740     360     1752.73    349     Single Family
15030234  EMC MORTGAGE   8.425      0.0225   0.500    7.9025     20331120       45000     360      343.63    319     Single Family
15470809  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20350501       66000     360      483.83    337     Single Family
15645842  EMC MORTGAGE   9.025      0.0225   0.500    8.5025     20350801      170250     360     1372.94    340     Single Family
15824897  EMC MORTGAGE   9.100      0.0225   0.500    8.5775     20351001      450000     360     3505.81    342     Single Family
15947095  EMC MORTGAGE   11.125     0.0225   0.500    10.6025    20340801       90000     360      861.81    328     Single Family
16200454  EMC MORTGAGE   9.725      0.0225   0.500    9.2025     20360401      133500     360     1144.52    348     Single Family
16375718  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20360601      487500     360     4099.16    350     Single Family
16375941  EMC MORTGAGE   9.650      0.0225   0.500    9.1275     20360601      165000     360     1355.89    350     Single Family
16682550  EMC MORTGAGE   8.900      0.0225   0.500    8.3775     20360101       54000     360      430.62    345     Single Family
16683035  EMC MORTGAGE   8.300      0.0225   0.500    7.7775     20360301      177750     360     1276.11    347     Single Family
16683162  EMC MORTGAGE   7.350      0.0225   0.500    6.8275     20360401      585000     360     4030.49    348     Single Family
16686913  EMC MORTGAGE   10.140     0.0225   0.500    9.6175     20361001      232500     360     2064.45    354     Single Family
16687225  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20361001       67500     360      567.58    354     Single Family
16705596  WELLS FARGO    8.625      0.0225   0.250    8.3525     20360501       42750     360      332.51    349     Single Family
16715408  EMC MORTGAGE   8.450      0.0225   0.500    7.9275     20360501      195000     360     1492.48    349     Single Family
16720951  EMC MORTGAGE   6.490      0.0225   0.500    5.9675     20361101      354000     360     1914.55    355     Single Family
16720977  EMC MORTGAGE   8.600      0.0225   0.500    8.0775     20361101      129750     360     1006.88    355     Single Family
16722514  EMC MORTGAGE   10.250     0.0225   0.500    9.7275     20330501      120000     360     1061.91    313     Single Family
16766042  EMC MORTGAGE   8.000      0.0225   0.500    7.4775     20360201       60000     360      440.26    346     Single Family
16802198  EMC MORTGAGE   9.140      0.0225   0.500    8.6175     20360201      183750     360     1497.05    346     Single Family
16802270  EMC MORTGAGE   9.075      0.0225   0.500    8.5525     20360301      260250     360     2108.09    347     PUD
16811293  EMC MORTGAGE   10.750     0.0225   0.500    10.2275    20360901       75000     360      700.11    353     Single Family
16811321  EMC MORTGAGE   9.118      0.0225   0.500    8.5955     20351001      112500     360      914.77    342     Single Family
16814463  EMC MORTGAGE   10.250     0.0225   0.500    9.7275     20331001       95625     360      849.18    318     Single Family
16814503  EMC MORTGAGE   12.125     0.0225   0.500    11.6025    20350201      120000     360     1237.66    334     2-4 Family
16814604  EMC MORTGAGE   7.450      0.0225   0.500    6.9275     20360601      159000     360     1106.31    350     Single Family
16814608  EMC MORTGAGE   7.625      0.0225   0.500    7.1025     20360601       67500     360      477.77    350     Single Family
16853775  EMC MORTGAGE   6.550      0.0225   0.500    6.0275     20361201      300000     360      1637.5    356     Single Family
16854731  EMC MORTGAGE   7.950      0.0225   0.500    7.4275     20361201      307500     360     2245.62    356     Single Family
16966615  EMC MORTGAGE   7.125      0.0225   0.500    6.6025     20361101       90000     360      606.35    355     Single Family
16969414  EMC MORTGAGE   9.875      0.0225   0.500    9.3525     20330901       18750     360      161.21    317     Single Family
16969437  EMC MORTGAGE   14.250     0.0225   0.500    13.7275    20330801       56625     360      678.05    316     Single Family
16969507  EMC MORTGAGE   10.000     0.0225   0.500    9.4775     20340901      312000     360     2711.48    329     Single Family
16969509  EMC MORTGAGE   10.250     0.0225   0.500    9.7275     20341001       65250     360      580.48    330     Single Family
16969642  EMC MORTGAGE   8.625      0.0225   0.500    8.1025     20360201       45000     360      350.01    346     Single Family
16969678  EMC MORTGAGE   10.875     0.0225   0.500    10.3525    20360601       99000     360      933.47    350     Single Family
16983765  EMC MORTGAGE   7.875      0.0225   0.500    7.3525     20360901      114000     360      826.58    353     Single Family
16993970  EMC MORTGAGE   8.800      0.0225   0.500    8.2775     20360501      228750     360     1807.76    349     Single Family
16994055  EMC MORTGAGE   8.000      0.0225   0.500    7.4775     20360601      450000     360     3128.91    350     Single Family
16996752  EMC MORTGAGE   7.500      0.0225   0.500    6.9775     20361201      465000     360     2906.25    356     Single Family
16996770  EMC MORTGAGE   8.740      0.0225   0.500    8.2175     20361201      217500     360     1634.31    356     Single Family
16996777  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20361201      367500     360     2624.46    356     Single Family
16998048  EMC MORTGAGE   9.490      0.0225   0.500    8.9675     20370101      405000     360      3277.6    357     Single Family
16999508  EMC MORTGAGE   9.640      0.0225   0.500    9.1175     20370101      405000     360     3446.91    357     2-4 Family
16999967  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20370101      450000     360     3125.53    357     Single Family
17029437  EMC MORTGAGE   9.900      0.0225   0.500    9.3775     20370201      337500     360     2839.39    358     Single Family
17029446  EMC MORTGAGE   10.725     0.0225   0.500    10.2025    20370201      123750     360     1152.86    358     Single Family
17029665  EMC MORTGAGE   7.790      0.0225   0.500    7.2675     20370201      150000     360     1019.41    358     Single Family
17029684  EMC MORTGAGE   10.000     0.0225   0.500    9.4775     20370201      232500     360     2040.36    358     PUD
17029706  EMC MORTGAGE   9.990      0.0225   0.500    9.4675     20370201      157500     360     1381.02    358     Single Family
17030303  EMC MORTGAGE   10.790     0.0225   0.500    10.2675    20370201      258750     360     2423.17    358     Single Family
17043035  EMC MORTGAGE   7.325      0.0225   0.500    6.8025     20370201      157500     360      961.41    358     Single Family
17176732  WELLS FARGO    7.625      0.0225   0.250    7.3525     20200801       41250     180      385.33    160     Single Family
17176773  WELLS FARGO    8.775      0.0225   0.250    8.5025     20351201       86250     360      680.07    344     Single Family
17176977  WELLS FARGO    9.950      0.0225   0.250    9.6775     20360601       41250     360      360.48    350     Single Family
17177107  WELLS FARGO    10.880     0.0225   0.250    10.6075    20360901       40950     360      386.12    353     Single Family
17177163  WELLS FARGO    7.950      0.0225   0.250    7.6775     20360901       92250     360      673.69    353     Single Family
17177384  WELLS FARGO    11.130     0.0225   0.250    10.8575    20360901       56250     360      541.01    353     Single Family
17177597  WELLS FARGO    9.500      0.0225   0.250    9.2275     20211201       32250     180      336.77    176     Single Family
17177704  WELLS FARGO    11.250     0.0225   0.250    10.9775    20361201       51000     360      495.35    356     Single Family
17177728  WELLS FARGO    8.625      0.0225   0.250    8.3525     20361201       44700     360      347.68    356     Single Family
17177731  WELLS FARGO    8.875      0.0225   0.250    8.6025     20361201      750000     360     5713.15    356     2-4 Family
17043630  EMC MORTGAGE   7.590      0.0225   0.500    7.0675     20370301      360000     360      2539.4    359     Single Family
15430535  EMC MORTGAGE   10.750     0.0225   0.500    10.2275    20270801    67605.82     245      682.39    244     Single Family
16677138  EMC MORTGAGE   10.500     0.0225   0.500    9.9775     20341201       40000     360       365.9    332     Single Family
17177588  WELLS FARGO    9.625      0.0225   0.250    9.3525     20361201      340000     360     2889.96    356     Condominium
17176705  WELLS FARGO    11.130     0.0225   0.250    10.8575    20350301      215772     344     2072.34    335     Single Family
16683531  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20360701      220000     360     1612.75    351     2-4 Family
16983646  EMC MORTGAGE   7.390      0.0225   0.500    6.8675     20360601      205000     360     1417.99    350     Single Family
16682492  EMC MORTGAGE   6.950      0.0225   0.500    6.4275     20351101       76000     360      503.09    343     2-4 Family
16722545  EMC MORTGAGE   12.000     0.0225   0.500    11.4775    20331001      102000     360     1026.39    318     Single Family
16683459  EMC MORTGAGE   6.490      0.0225   0.500    5.9675     20360501      160000     360      865.33    349     Condominium
16767740  EMC MORTGAGE   7.875      0.0225   0.500    7.3525     20361101      210000     360     1522.65    355     PUD
11967044  EMC MORTGAGE   12.500     0.0225   0.500    11.9775    20140601       29400     192      354.76     86     Single Family
16995376  EMC MORTGAGE   7.340      0.0225   0.500    6.8175     20361101      420000     360     2714.37    355     Single Family
17029839  EMC MORTGAGE   9.825      0.0225   0.500    9.3025     20370201      221000     360     1910.92    358     Single Family
16682425  EMC MORTGAGE   7.850      0.0225   0.500    7.3275     20351101      115920     360      838.49    343     Single Family
16683173  EMC MORTGAGE   7.900      0.0225   0.500    7.3775     20360401      344000     360      2366.1    348     Single Family
17177196  WELLS FARGO    7.500      0.0225   0.250    7.2275     20360801      580000     360     4055.45    352     Single Family
17177188  WELLS FARGO    8.950      0.0225   0.250    8.6775     20360801      115200     360      922.79    352     Single Family
16652397  EMC MORTGAGE   7.875      0.0225   0.500    7.3525     20351201      107689     360      780.82    344     Single Family
16299749  EMC MORTGAGE   7.900      0.0225   0.500    7.3775     20451101   125163.41     466      864.62    463     Single Family
17177183  WELLS FARGO    8.875      0.0225   0.250    8.6025     20360801      160000     360     1273.04    352     Single Family
16198176  EMC MORTGAGE   7.750      0.0225   0.500    7.2275     20351101       92800     360      664.83    343     Single Family
15783624  EMC MORTGAGE   11.250     0.0225   0.500    10.7275    20331101    58006.38     320      572.73    319     Single Family
12034877  EMC MORTGAGE   11.875     0.0225   0.500    11.3525    20281201    41790.05     309      430.36    260     Single Family
16682398  EMC MORTGAGE   6.050      0.0225   0.500    5.5275     20350913      185000     360     1115.13    341     Single Family
16802380  EMC MORTGAGE   12.999     0.0225   0.500    12.4765    20360101      143225     360     1584.25    345     Single Family
17177363  WELLS FARGO    8.225      0.0225   0.250    7.9525     20360901       96000     360      719.53    353     Single Family
16994701  EMC MORTGAGE   9.000      0.0225   0.500    8.4775     20360501      275000     360      884.51    349     Single Family
16994670  EMC MORTGAGE   9.375      0.0225   0.500    8.8525     20360101      640000     360     2539.55    345     Single Family
16719279  EMC MORTGAGE   8.240      0.0225   0.500    7.7175     20361101      186000     360      1326.9    355     Single Family
16629579  EMC MORTGAGE   11.125     0.0225   0.500    10.6025    20350301       52000     360      496.81    335     Single Family
17177683  WELLS FARGO    12.130     0.0225   0.250    11.8575    20361201      151448     360     1572.41    356     Single Family
16993531  EMC MORTGAGE   6.150      0.0225   0.500    5.6275     20351101      325530     360     1665.59    343     Single Family
16719400  EMC MORTGAGE   9.315      0.0225   0.500    8.7925     20361101      136000     360     1125.26    355     PUD
16993536  EMC MORTGAGE   6.900      0.0225   0.500    6.3775     20351101   107261.72     360      711.29    343     Single Family
16683434  EMC MORTGAGE   8.050      0.0225   0.500    7.5275     20360501      160000     360     1073.33    349     Single Family
16998285  EMC MORTGAGE   6.490      0.0225   0.500    5.9675     20370101      467200     360     2949.95    357     Single Family
17176769  WELLS FARGO    7.500      0.0225   0.250    7.2275     20351101      153500     360     1073.29    343     Single Family
17177269  WELLS FARGO    8.875      0.0225   0.250    8.6025     20360901      248000     360      1973.2    353     Single Family
16325483  EMC MORTGAGE   5.950      0.0225   0.500    5.4275     20330901      347500     360     2072.29    317     2-4 Family
17177259  WELLS FARGO    9.125      0.0225   0.250    8.8525     20360901      144500     360      1175.7    353     Single Family
16168280  EMC MORTGAGE   7.300      0.0225   0.500    6.7775     20350601      125000     360      856.97    338     Single Family
12024409  EMC MORTGAGE   11.500     0.0225   0.500    10.9775    20280901   125125.89     260     1308.74    257     Single Family
15400905  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20350501       35200     360      295.99    337     2-4 Family
16993938  EMC MORTGAGE   8.750      0.0225   0.500    8.2275     20360501       72000     360      566.43    349     Single Family
16682302  EMC MORTGAGE   6.600      0.0225   0.500    6.0775     20351101      328785     360     1808.32    343     PUD
16683128  EMC MORTGAGE   9.250      0.0225   0.500    8.7275     20360401       65000     360      534.74    348     Single Family
16814452  EMC MORTGAGE   6.950      0.0225   0.500    6.4275     20330501      400000     360      2647.8    313     PUD
16994642  EMC MORTGAGE   9.400      0.0225   0.500    8.8775     20360901      160000     360     1333.71    353     Single Family
16682621  EMC MORTGAGE   7.500      0.0225   0.500    6.9775     20360101       88000     360         550    345     Single Family
16705433  WELLS FARGO    7.125      0.0225   0.250    6.8525     20360201      188000     360      1266.6    346     Condominium
16969464  EMC MORTGAGE   6.875      0.0225   0.500    6.3525     20331101      100000     360      656.93    319     Single Family
16993398  EMC MORTGAGE   7.350      0.0225   0.500    6.8275     20361201      109600     360      709.13    356     Single Family
16682145  EMC MORTGAGE   8.200      0.0225   0.500    7.6775     20360901      276000     360     1960.61    353     Condominium
16682453  EMC MORTGAGE   7.500      0.0225   0.500    6.9775     20351001      216960     360     1517.02    342     Condominium
16682460  EMC MORTGAGE   7.150      0.0225   0.500    6.6275     20351101      114400     360      772.67    343     Single Family
16994676  EMC MORTGAGE   7.190      0.0225   0.500    6.6675     20351001      162542     360      973.74    342     PUD
17035414  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20361201      152000     360      1085.5    356     Single Family
16683382  EMC MORTGAGE   7.500      0.0225   0.500    6.9775     20360501      124800     360         780    349     Single Family
16999205  EMC MORTGAGE   7.800      0.0225   0.500    7.2775     20370101      376000     360     2558.11    357     Single Family
17177232  WELLS FARGO    9.450      0.0225   0.250    9.1775     20360701      254380     360     2129.69    351     Single Family
17177605  WELLS FARGO    7.625      0.0225   0.250    7.3525     20361101      158000     360     1118.32    355     Single Family
17030902  EMC MORTGAGE   7.950      0.0225   0.500    7.4275     20360901      129600     360      946.45    353     Single Family
16715467  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20360501      227000     360     1824.87    349     PUD
16720316  EMC MORTGAGE   9.900      0.0225   0.500    9.3775     20361101      140000     360     1218.27    355     PUD
16993408  EMC MORTGAGE   7.350      0.0225   0.500    6.8275     20361201      140800     360      970.08    356     Single Family
15897281  EMC MORTGAGE   8.750      0.0225   0.500    8.2275     20351001       74400     360      585.31    342     Single Family
16811313  EMC MORTGAGE   8.100      0.0225   0.500    7.5775     20360901      224000     360        1512    353     Single Family
14816727  EMC MORTGAGE   13.475     0.0225   0.500    12.9525    20340701       57000     360      646.36    327     Single Family
15667891  EMC MORTGAGE   10.875     0.0225   0.500    10.3525    20340701       37259     360      351.13    327     Single Family
17176756  WELLS FARGO    5.950      0.0225   0.250    5.6775     20351001      115000     360       685.8    342     Single Family
16168262  EMC MORTGAGE   6.625      0.0225   0.500    6.1025     20350501       97950     360      540.77    337     Single Family
16000537  EMC MORTGAGE   7.600      0.0225   0.500    7.0775     20350701       67440     360      476.18    339     Single Family
16814502  EMC MORTGAGE   9.875      0.0225   0.500    9.3525     20350201      109500     360      942.54    334     Single Family
16682484  EMC MORTGAGE   6.400      0.0225   0.500    5.8775     20351001       83520     360      522.43    342     Single Family
16683146  EMC MORTGAGE   10.300     0.0225   0.500    9.7775     20360401       50000     360      436.39    348     Single Family
17029915  EMC MORTGAGE   7.400      0.0225   0.500    6.8775     20370201      427000     360     2778.46    358     PUD
16983693  EMC MORTGAGE   7.050      0.0225   0.500    6.5275     20460901      150800     480      942.61    473     Single Family
17029770  EMC MORTGAGE   7.775      0.0225   0.500    7.2525     20370201      516000     360     3500.98    358     Single Family
16682426  EMC MORTGAGE   6.900      0.0225   0.500    6.3775     20351001      223920     360     1468.82    342     Single Family
16766110  EMC MORTGAGE   6.150      0.0225   0.500    5.6275     20360101      250200     360     1402.89    345     Single Family
16722533  EMC MORTGAGE   7.950      0.0225   0.500    7.4275     20330801       57999     360       415.5    316     Single Family
16682965  EMC MORTGAGE   7.350      0.0225   0.500    6.8275     20360401      116000     360      799.21    348     Single Family
16682849  EMC MORTGAGE   7.050      0.0225   0.500    6.5275     20360301      183560     360     1147.38    347     Single Family
16811301  EMC MORTGAGE   7.955      0.0225   0.500    7.4325     20360901      188000     360     1300.84    353     Single Family
16682354  EMC MORTGAGE   6.700      0.0225   0.500    6.1775     20350901      127200     360       820.8    341     Single Family
16682384  EMC MORTGAGE   6.375      0.0225   0.500    5.8525     20350901      319600     360     1993.89    341     Single Family
16766054  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20351201      156700     360     1204.89    344     Single Family
17030953  EMC MORTGAGE   8.640      0.0225   0.500    8.1175     20360510      113000     360      880.11    349     Single Family
17030577  EMC MORTGAGE   5.950      0.0225   0.500    5.4275     20330801      195000     360     1162.87    316     Single Family
16682166  EMC MORTGAGE   7.490      0.0225   0.500    6.9675     20360901      481600     360     3005.99    353     Single Family
16683526  EMC MORTGAGE   7.550      0.0225   0.500    7.0275     20360701      108300     360      760.97    351     Single Family
16993684  EMC MORTGAGE   8.200      0.0225   0.500    7.6775     20360101      110740     360      828.07    345     Condominium
14879882  EMC MORTGAGE   7.850      0.0225   0.500    7.3275     20340810      192000     360     1388.81    328     Single Family
16000643  EMC MORTGAGE   7.825      0.0225   0.500    7.3025     20351001      140240     360       914.3    342     Single Family
16994644  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20360901      206432     360     1550.86    353     PUD
16682360  EMC MORTGAGE   6.750      0.0225   0.500    6.2275     20350901      215200     360     1208.05    341     Single Family
16682236  EMC MORTGAGE   6.400      0.0225   0.500    5.8775     20350721      115600     360      723.09    339     Single Family
17176993  WELLS FARGO    11.750     0.0225   0.250    11.4775    20360601       59000     360      595.55    350     Single Family
16814553  EMC MORTGAGE   6.950      0.0225   0.500    6.4275     20360401      344452     360      2280.1    348     Condominium
16606220  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20360501      148000     360     1140.48    349     Single Family
16422219  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20350801      138400     360     1014.57    340     Single Family
16682441  EMC MORTGAGE   6.550      0.0225   0.500    6.0275     20351001      331200     360      1807.8    342     Single Family
16994140  EMC MORTGAGE   8.900      0.0225   0.500    8.3775     20360601   227485.68     360     1818.16    350     Single Family
16615584  EMC MORTGAGE   8.125      0.0225   0.500    7.6025     20360401      205145     360        1389    348     PUD
16705413  WELLS FARGO    9.625      0.0225   0.250    9.3525     20360101       53500     360      454.75    345     Single Family
17177061  WELLS FARGO    8.100      0.0225   0.250    7.8275     20360501       50320     360      372.74    349     Single Family
16197652  EMC MORTGAGE   8.800      0.0225   0.500    8.2775     20350901    39955.39     342      319.24    341     Single Family
16715625  EMC MORTGAGE   11.440     0.0225   0.500    10.9175    20360801      102300     360     1008.39    352     Single Family
16811292  EMC MORTGAGE   7.925      0.0225   0.500    7.4025     20360901       98800     360       719.8    353     Single Family
16615579  EMC MORTGAGE   7.500      0.0225   0.500    6.9775     20360301      108720     360       679.5    347     Single Family
16994149  EMC MORTGAGE   8.290      0.0225   0.500    7.7675     20360601      100000     360      754.09    350     Single Family
16802256  EMC MORTGAGE   7.400      0.0225   0.500    6.8775     20360301      127120     360      880.16    347     PUD
15737599  EMC MORTGAGE   6.900      0.0225   0.500    6.3775     20350901      131840     360       868.3    341     Single Family
17177182  WELLS FARGO    8.375      0.0225   0.250    8.1025     20360801      239870     360     1673.03    352     Single Family
16802260  EMC MORTGAGE   8.700      0.0225   0.500    8.1775     20360301      151128     360     1183.54    347     Single Family
16765682  EMC MORTGAGE   7.250      0.0225   0.500    6.7275     20361101      310300     360     2116.79    355     Single Family
16811288  EMC MORTGAGE   6.790      0.0225   0.500    6.2675     20360801      391920     360     2375.97    352     Single Family
16993294  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20360801      455920     360     3035.67    352     Single Family
16993364  EMC MORTGAGE   9.000      0.0225   0.500    8.4775     20361001      223980     360      1802.2    354     Single Family
16705350  WELLS FARGO    6.950      0.0225   0.250    6.6775     20351201       59275     360      392.37    344     Single Family
17177570  WELLS FARGO    8.125      0.0225   0.250    7.8525     20361101      257286     360     1910.35    355     Single Family
11973970  EMC MORTGAGE   10.500     0.0225   0.500    9.9775     20270201       67200     360       614.7    238     Single Family
14182421  EMC MORTGAGE   12.375     0.0225   0.500    11.8525    20331001      276000     360     2876.94    318     Single Family
14802188  EMC MORTGAGE   7.300      0.0225   0.500    6.7775     20340701      260000     360     1581.67    327     Single Family
15133971  EMC MORTGAGE   11.400     0.0225   0.500    10.8775    20341201      112000     360     1092.44    332     PUD
15202874  EMC MORTGAGE   10.875     0.0225   0.500    10.3525    20280501       49600     360      465.11    253     Single Family
15308569  EMC MORTGAGE   11.375     0.0225   0.500    10.8525    20350401       62400     360      608.69    336     Single Family
15314438  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20350301      216000     360        1717    335     Single Family
15314485  EMC MORTGAGE   8.850      0.0225   0.500    8.3275     20350101       82720     360      649.15    333     Single Family
15370682  EMC MORTGAGE   12.500     0.0225   0.500    11.9775    20350401      118400     360     1255.59    336     Single Family
15371253  EMC MORTGAGE   9.800      0.0225   0.500    9.2775     20350401       71200     360      608.32    336     Single Family
15393038  EMC MORTGAGE   8.375      0.0225   0.500    7.8525     20200501       40000     180      390.97    157     Single Family
15393234  EMC MORTGAGE   10.313     0.0225   0.500    9.7905     20350401      114400     360      800.62    336     Single Family
15400828  EMC MORTGAGE   6.600      0.0225   0.500    6.0775     20350501      104000     360      664.21    337     2-4 Family
15401017  EMC MORTGAGE   9.400      0.0225   0.500    8.8775     20350501       50400     360      420.12    337     Single Family
15440268  EMC MORTGAGE   12.100     0.0225   0.500    11.5775    20280715       49600     360      514.02    255     Single Family
15591059  EMC MORTGAGE   7.750      0.0225   0.500    7.2275     20350801       69600     360      498.62    340     Manufactured H
15623750  EMC MORTGAGE   7.500      0.0225   0.500    6.9775     20350801      145760     360      909.83    340     Single Family
15626897  EMC MORTGAGE   11.125     0.0225   0.500    10.6025    20310401       56000     360      535.64    288     2-4 Family
15629722  EMC MORTGAGE   7.190      0.0225   0.500    6.6675     20350801      116800     360      792.03    340     Single Family
15634739  EMC MORTGAGE   12.000     0.0225   0.500    11.4775    20350101      136800     360     1400.18    333     Single Family
15646112  EMC MORTGAGE   7.750      0.0225   0.500    7.2275     20350801       66880     360      479.14    340     Single Family
15653362  EMC MORTGAGE   8.850      0.0225   0.500    8.3275     20290301       88800     360      704.94    263     Single Family
15714216  EMC MORTGAGE   6.375      0.0225   0.500    5.8525     20350901      308800     360      1640.5    341     Single Family
15715408  EMC MORTGAGE   9.550      0.0225   0.500    9.0275     20350801      100000     360       844.5    340     PUD
15715541  EMC MORTGAGE   9.100      0.0225   0.500    8.5775     20350901       83280     360      676.09    341     Single Family
15715855  EMC MORTGAGE   9.350      0.0225   0.500    8.8275     20350801      106066     360      880.28    340     PUD
15716115  EMC MORTGAGE   10.700     0.0225   0.500    10.1775    20350801       96680     360      898.86    340     Single Family
15741205  EMC MORTGAGE   8.000      0.0225   0.500    7.4775     20350901       59520     360       396.8    341     Single Family
15743790  EMC MORTGAGE   11.280     0.0225   0.500    10.7575    20350201       70800     360      684.05    334     Single Family
15780154  EMC MORTGAGE   10.450     0.0225   0.500    9.9275     20351001       52000     360      473.72    342     Single Family
15786818  EMC MORTGAGE   9.250      0.0225   0.500    8.7275     20351001      110400     360      908.24    342     Single Family
15817622  EMC MORTGAGE   6.875      0.0225   0.500    6.3525     20351001       79600     360      454.49    342     Single Family
15931689  EMC MORTGAGE   7.900      0.0225   0.500    7.3775     20351201      102320     360      743.67    344     Single Family
15986559  EMC MORTGAGE   11.625     0.0225   0.500    11.1025    20350301       40000     360      396.01    335     Single Family
16168456  EMC MORTGAGE   11.940     0.0225   0.500    11.4175    20341201       98400     360     1000.85    332     Single Family
16171345  EMC MORTGAGE   9.650      0.0225   0.500    9.1275     20351201      100000     360      851.82    344     Single Family
16175134  EMC MORTGAGE   12.500     0.0225   0.500    11.9775    20331001       72800     360      762.78    318     Single Family
16197713  EMC MORTGAGE   6.600      0.0225   0.500    6.0775     20451001      364000     480     2157.05    462     Single Family
16197976  EMC MORTGAGE   7.950      0.0225   0.500    7.4275     20351001      125600     360      917.24    342     Single Family
16198016  EMC MORTGAGE   6.950      0.0225   0.500    6.4275     20451101      150400     480      929.18    463     Condominium
16299597  EMC MORTGAGE   9.450      0.0225   0.500    8.9275     20351101      132000     360     1159.65    343     Condominium
16307046  EMC MORTGAGE   9.948      0.0225   0.500    9.4255     20360201       76000     360      664.04    346     PUD
16375720  EMC MORTGAGE   8.750      0.0225   0.500    8.2275     20360601      180000     360     1416.06    350     Single Family
16383442  EMC MORTGAGE   9.875      0.0225   0.500    9.3525     20360701      220000     360     1910.37    351     Single Family
16421144  EMC MORTGAGE   7.970      0.0225   0.500    7.4475     20350801      120800     360      883.87    340     Single Family
16610804  EMC MORTGAGE   10.990     0.0225   0.500    10.4675    20360701      185200     360      1762.3    351     Single Family
16615599  EMC MORTGAGE   10.250     0.0225   0.500    9.7275     20360401       66000     360      591.43    348     Single Family
16615616  EMC MORTGAGE   7.125      0.0225   0.500    6.6025     20360501      188000     360     1116.25    349     PUD
16629373  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20180101      147200     180     1105.87    129     Single Family
16652344  EMC MORTGAGE   7.875      0.0225   0.500    7.3525     20351001      460000     360     3018.75    342     Single Family
16652459  EMC MORTGAGE   7.875      0.0225   0.500    7.3525     20360201      160000     360        1050    346     Single Family
16653072  WELLS FARGO    8.500      0.0225   0.250    8.2275     20351001       84000     360      645.89    342     Single Family
16677174  EMC MORTGAGE   11.500     0.0225   0.500    10.9775    20341201      126400     360     1242.62    332     Single Family
16677196  EMC MORTGAGE   12.000     0.0225   0.500    11.4775    20350301      103200     360     1056.95    335     Single Family
16682158  EMC MORTGAGE   7.390      0.0225   0.500    6.8675     20360801      560000     360     3639.76    352     Condominium
16682207  EMC MORTGAGE   8.200      0.0225   0.500    7.6775     20350424       84000     360      628.12    336     PUD
16682208  EMC MORTGAGE   5.990      0.0225   0.500    5.4675     20350501      200000     360      997.58    337     Single Family
16682214  EMC MORTGAGE   5.500      0.0225   0.500    4.9775     20350601      168800     360      958.43    338     Single Family
16682260  EMC MORTGAGE   5.850      0.0225   0.500    5.3275     20350701      484000     360      2359.5    339     Condominium
16682312  EMC MORTGAGE   6.350      0.0225   0.500    5.8275     20350801      236000     360     1468.48    340     Single Family
16682316  EMC MORTGAGE   6.800      0.0225   0.500    6.2775     20350801       84720     360      552.32    340     Single Family
16682368  EMC MORTGAGE   6.650      0.0225   0.500    6.1275     20350901      411200     360     2278.52    341     Single Family
16682371  EMC MORTGAGE   6.000      0.0225   0.500    5.4775     20350901      131600     360         658    341     Condominium
16682413  EMC MORTGAGE   6.750      0.0225   0.500    6.2275     20351001       60000     360      389.16    342     Condominium
16682428  EMC MORTGAGE   7.000      0.0225   0.500    6.4775     20351001       78400     360       521.6    342     Single Family
16682444  EMC MORTGAGE   7.700      0.0225   0.500    7.1775     20351101       80000     360      570.37    343     Single Family
16682445  EMC MORTGAGE   6.700      0.0225   0.500    6.1775     20351001      140000     360      903.39    342     Single Family
16682527  EMC MORTGAGE   6.400      0.0225   0.500    5.8775     20351201      132000     360      825.67    344     Single Family
16682547  EMC MORTGAGE   6.400      0.0225   0.500    5.8775     20351119       95200     360      595.49    343     Single Family
16682751  EMC MORTGAGE   8.000      0.0225   0.500    7.4775     20360201      208000     360     1526.24    346     Single Family
16682798  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20360301      176000     360      1290.2    347     Single Family
16682879  EMC MORTGAGE   6.600      0.0225   0.500    6.0775     20360201      184000     360     1010.59    346     Single Family
16682932  EMC MORTGAGE   8.200      0.0225   0.500    7.6775     20360301      124000     360      927.22    347     Single Family
16682990  EMC MORTGAGE   7.350      0.0225   0.500    6.8275     20360401      256000     360     1656.36    348     Condominium
16683120  EMC MORTGAGE   9.100      0.0225   0.500    8.5775     20360501      116000     360      941.73    349     Single Family
16683167  EMC MORTGAGE   8.850      0.0225   0.500    8.3275     20360401      120400     360       955.8    348     Single Family
16683239  EMC MORTGAGE   9.850      0.0225   0.500    9.3275     20360401       94400     360      817.99    348     2-4 Family
16683352  EMC MORTGAGE   7.850      0.0225   0.500    7.3275     20360501      226400     360     1548.76    349     Single Family
16683449  EMC MORTGAGE   7.950      0.0225   0.500    7.4275     20360701      288000     360        1908    351     Single Family
16683543  EMC MORTGAGE   8.550      0.0225   0.500    8.0275     20360701       98400     360      725.11    351     Single Family
16686877  EMC MORTGAGE   10.000     0.0225   0.500    9.4775     20360901      400000     360     3510.29    353     2-4 Family
16686896  EMC MORTGAGE   9.750      0.0225   0.500    9.2275     20361001      234400     360     2013.86    354     Single Family
16687010  EMC MORTGAGE   7.940      0.0225   0.500    7.4175     20361001      419200     360     2773.71    354     Single Family
16687322  EMC MORTGAGE   9.540      0.0225   0.500    9.0175     20361001      416000     360     3510.11    354     Single Family
16687495  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20361001      192000     360     1479.54    354     Single Family
16705465  WELLS FARGO    8.625      0.0225   0.250    8.3525     20360301      188000     360     1351.25    347     Single Family
16715373  EMC MORTGAGE   8.550      0.0225   0.500    8.0275     20360301       80000     360      589.52    347     Single Family
16715603  EMC MORTGAGE   10.700     0.0225   0.500    10.1775    20360701      416000     360     3867.66    351     Single Family
16719694  EMC MORTGAGE   9.150      0.0225   0.500    8.6275     20361101      261600     360     2048.15    355     PUD
16719845  EMC MORTGAGE   8.440      0.0225   0.500    7.9175     20361101      492000     360     3762.16    355     2-4 Family
16720115  EMC MORTGAGE   9.990      0.0225   0.500    9.4675     20361101       62400     360      529.38    355     Single Family
16720245  EMC MORTGAGE   8.600      0.0225   0.500    8.0775     20361101      300000     360     2222.14    355     Single Family
16720300  EMC MORTGAGE   9.390      0.0225   0.500    8.8675     20361101      356000     360      2785.7    355     Single Family
16720618  EMC MORTGAGE   8.840      0.0225   0.500    8.3175     20361101      252000     360     1912.85    355     Condominium
16720745  EMC MORTGAGE   7.250      0.0225   0.500    6.7275     20361101      480000     360        2900    355     Single Family
16720854  EMC MORTGAGE   9.250      0.0225   0.500    8.7275     20361101      116000     360      954.31    355     Single Family
16721062  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20361101       84000     360      629.29    355     Condominium
16722511  EMC MORTGAGE   7.125      0.0225   0.500    6.6025     20180401      108000     180      727.62    132     Single Family
16722542  EMC MORTGAGE   10.250     0.0225   0.500    9.7275     20330901      116000     360      1022.5    317     PUD
16722611  EMC MORTGAGE   11.500     0.0225   0.500    10.9775    20350301      106400     360     1046.01    335     Single Family
16722636  EMC MORTGAGE   6.950      0.0225   0.500    6.4275     20350701       64000     360      423.65    339     Single Family
16722697  EMC MORTGAGE   8.750      0.0225   0.500    8.2275     20360301       90400     360      711.18    347     Single Family
16765915  EMC MORTGAGE   7.400      0.0225   0.500    6.8775     20350801      124000     360      858.56    340     Single Family
16765929  EMC MORTGAGE   6.740      0.0225   0.500    6.2175     20350901      115200     360      746.42    341     Single Family
16766069  EMC MORTGAGE   8.440      0.0225   0.500    7.9175     20351201      482800     360     3691.81    344     Single Family
16766083  EMC MORTGAGE   9.800      0.0225   0.500    9.2775     20360201      116000     360     1000.89    346     Single Family
16766097  EMC MORTGAGE   7.400      0.0225   0.500    6.8775     20360201      356000     360     2316.47    346     Single Family
16766180  EMC MORTGAGE   7.350      0.0225   0.500    6.8275     20360401      224000     360      1543.3    348     Single Family
16766214  EMC MORTGAGE   8.150      0.0225   0.500    7.6275     20360601      303200     360     2142.39    350     Single Family
16766264  EMC MORTGAGE   8.800      0.0225   0.500    8.2775     20361001      105600     360      834.53    354     Townhouse
16766265  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20360901      392000     360     2722.69    353     Single Family
16767606  EMC MORTGAGE   9.375      0.0225   0.500    8.8525     20361101      220000     360     1829.85    355     Single Family
16773413  EMC MORTGAGE   9.385      0.0225   0.500    8.8625     20360101      130000     360     1041.46    345     Single Family
16773479  EMC MORTGAGE   11.124     0.0225   0.500    10.6015    20360601      142400     360     1335.98    350     Single Family
16789288  EMC MORTGAGE   8.440      0.0225   0.500    7.9175     20361101      332000     360     2418.74    355     Single Family
16802397  EMC MORTGAGE   7.625      0.0225   0.500    7.1025     20360401      178400     360     1262.71    348     Single Family
16802417  EMC MORTGAGE   7.375      0.0225   0.500    6.8525     20360501      196800     360     1359.25    349     Single Family
16811326  EMC MORTGAGE   7.728      0.0225   0.500    7.2055     20360201      132000     360      943.66    346     PUD
16811336  EMC MORTGAGE   7.165      0.0225   0.500    6.6425     20360901      138000     360      933.46    353     Single Family
16811337  EMC MORTGAGE   9.445      0.0225   0.500    8.9225     20360901       72000     360      580.17    353     Single Family
16811358  EMC MORTGAGE   9.382      0.0225   0.500    8.8595     20351101       66400     360      552.62    343     Single Family
16814374  EMC MORTGAGE   7.450      0.0225   0.500    6.9275     20361201      175920     360     1092.17    356     Single Family
16814416  EMC MORTGAGE   7.120      0.0225   0.500    6.5975     20361201      198400     360     1177.17    356     PUD
16814458  EMC MORTGAGE   8.950      0.0225   0.500    8.4275     20330801       82400     360      660.05    316     Single Family
16814459  EMC MORTGAGE   6.375      0.0225   0.500    5.8525     20180701      280000     180     1746.84    135     Single Family
16814476  EMC MORTGAGE   10.875     0.0225   0.500    10.3525    20331101       49600     360      467.68    319     Single Family
16814481  EMC MORTGAGE   13.625     0.0225   0.500    13.1025    20340901       52000     360       598.5    329     Single Family
16814486  EMC MORTGAGE   10.950     0.0225   0.500    10.4275    20350101      125600     360     1181.81    333     Condominium
16814491  EMC MORTGAGE   8.375      0.0225   0.500    7.8525     20200101       56000     180      425.65    153     Single Family
16814494  EMC MORTGAGE   12.000     0.0225   0.500    11.4775    20350101       55200     360       564.9    333     Single Family
16814499  EMC MORTGAGE   10.500     0.0225   0.500    9.9775     20350101       76000     360      689.67    333     Single Family
16814509  EMC MORTGAGE   8.750      0.0225   0.500    8.2275     20350301      103200     360      799.05    335     Single Family
16814575  EMC MORTGAGE   7.375      0.0225   0.500    6.8525     20360601      141600     360         978    350     PUD
16814655  EMC MORTGAGE   8.125      0.0225   0.500    7.6025     20360701      160000     360        1188    351     Single Family
16823282  EMC MORTGAGE   6.550      0.0225   0.500    6.0275     20350901      156000     360       851.5    341     Single Family
16838099  WELLS FARGO    6.750      0.0225   0.250    6.4775     20360701      132400     360      858.75    351     Single Family
16853419  EMC MORTGAGE   9.900      0.0225   0.500    9.3775     20361201       55600     360      483.83    356     Single Family
16853840  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20361201      376000     360     3161.62    356     2-4 Family
16854021  EMC MORTGAGE   8.190      0.0225   0.500    7.6675     20361201       71920     360      537.29    356     Single Family
16854176  EMC MORTGAGE   10.090     0.0225   0.500    9.5675     20361201      200000     360     1768.46    356     Single Family
16854259  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20361201      416000     360     3205.67    356     2-4 Family
16854339  EMC MORTGAGE   8.640      0.0225   0.500    8.1175     20361201      484000     360     3599.81    356     Single Family
16854580  EMC MORTGAGE   7.490      0.0225   0.500    6.9675     20361201      470400     360     2936.08    356     PUD
16969078  EMC MORTGAGE   7.270      0.0225   0.500    6.7475     20361201      526400     360     3189.11    356     Single Family
16969095  EMC MORTGAGE   7.670      0.0225   0.500    7.1475     20370101      239200     360     1528.89    357     Single Family
16969124  EMC MORTGAGE   7.520      0.0225   0.500    6.9975     20370101      180000     360     1261.05    357     Single Family
16969204  EMC MORTGAGE   7.300      0.0225   0.500    6.7775     20370101       74000     360      507.32    357     PUD
16969395  EMC MORTGAGE   10.875     0.0225   0.500    10.3525    20321201      118400     360     1110.13    308     Single Family
16969434  EMC MORTGAGE   10.125     0.0225   0.500    9.6025     20330801      149520     360     1308.12    316     Single Family
16969474  EMC MORTGAGE   8.375      0.0225   0.500    7.8525     20340101       37600     360      285.79    321     Single Family
16969475  EMC MORTGAGE   7.625      0.0225   0.500    7.1025     20331201       50400     360      356.73    320     Single Family
16969482  EMC MORTGAGE   7.750      0.0225   0.500    7.2275     20181201       71600     180      673.96    140     Single Family
16969619  EMC MORTGAGE   10.950     0.0225   0.500    10.4275    20351001       32800     360      311.13    342     Single Family
16969763  EMC MORTGAGE   8.125      0.0225   0.500    7.6025     20360601      101600     360      754.38    350     Single Family
16969769  EMC MORTGAGE   8.950      0.0225   0.500    8.4275     20360701       35200     360      281.97    351     Single Family
16969776  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20360601      244000     360     1876.15    350     Single Family
16969856  EMC MORTGAGE   8.125      0.0225   0.500    7.6025     20360801      150320     360     1116.13    352     Single Family
16983581  EMC MORTGAGE   8.900      0.0225   0.500    8.3775     20361101      416000     360     3085.33    355     2-4 Family
16983690  EMC MORTGAGE   7.950      0.0225   0.500    7.4275     20360801      108800     360      794.55    352     PUD
16983770  EMC MORTGAGE   8.375      0.0225   0.500    7.8525     20361001      108000     360      820.88    354     Single Family
16983785  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20360901      135840     360       933.9    353     Single Family
16983793  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20360901      223920     360     1682.24    353     PUD
16983797  EMC MORTGAGE   7.625      0.0225   0.500    7.1025     20361001      130400     360      922.96    354     Single Family
16983811  EMC MORTGAGE   8.000      0.0225   0.500    7.4775     20361001      196000     360     1438.18    354     Single Family
16983835  EMC MORTGAGE   7.625      0.0225   0.500    7.1025     20361001      102400     360      724.78    354     PUD
16983852  EMC MORTGAGE   6.750      0.0225   0.500    6.2275     20361001      240000     360     1556.64    354     Single Family
16983863  EMC MORTGAGE   8.125      0.0225   0.500    7.6025     20361101      112000     360       831.6    355     2-4 Family
16983866  EMC MORTGAGE   8.750      0.0225   0.500    8.2275     20361101      132000     360       962.5    355     Single Family
16993320  EMC MORTGAGE   7.640      0.0225   0.500    7.1175     20360801      228000     360     1524.05    352     Single Family
16993322  EMC MORTGAGE   9.150      0.0225   0.500    8.6275     20360801      148000     360     1206.85    352     Single Family
16993348  EMC MORTGAGE   10.550     0.0225   0.500    10.0275    20360901       59920     360      550.36    353     Single Family
16993407  EMC MORTGAGE   7.250      0.0225   0.500    6.7275     20370101      137600     360      938.68    357     Condominium
16993412  EMC MORTGAGE   7.400      0.0225   0.500    6.8775     20370101      380800     360     2636.59    357     2-4 Family
16993455  EMC MORTGAGE   7.200      0.0225   0.500    6.6775     20350701      196000     360     1330.42    339     Single Family
16993597  EMC MORTGAGE   7.800      0.0225   0.500    7.2775     20360101      130800     360      849.93    345     Condominium
16993731  EMC MORTGAGE   7.500      0.0225   0.500    6.9775     20360301       91200     360      637.69    347     Single Family
16993753  EMC MORTGAGE   6.750      0.0225   0.500    6.2275     20360301      316000     360     2049.57    347     Single Family
16993801  EMC MORTGAGE   7.375      0.0225   0.500    6.8525     20360301      264000     360     1621.94    347     Single Family
16993822  EMC MORTGAGE   7.450      0.0225   0.500    6.9275     20360301      251200     360     1559.53    347     Condominium
16993896  EMC MORTGAGE   7.750      0.0225   0.500    7.2275     20360401      145600     360      985.16    348     Single Family
16993925  EMC MORTGAGE   8.750      0.0225   0.500    8.2275     20360501      172000     360     1353.13    349     Single Family
16993973  EMC MORTGAGE   7.790      0.0225   0.500    7.2675     20360601      276000     360      1875.7    350     Single Family
16994000  EMC MORTGAGE   7.450      0.0225   0.500    6.9275     20360501      392000     360     2727.52    349     2-4 Family
16994010  EMC MORTGAGE   7.650      0.0225   0.500    7.1275     20360601      372000     360     2489.36    350     2-4 Family
16994028  EMC MORTGAGE   7.350      0.0225   0.500    6.8275     20360601      121600     360      786.77    350     Single Family
16994051  EMC MORTGAGE   7.950      0.0225   0.500    7.4275     20360601      162400     360     1185.98    350     Single Family
16994071  EMC MORTGAGE   7.750      0.0225   0.500    7.2275     20360501       74400     360      533.02    349     Single Family
16994073  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20360601      188000     360      1292.5    350     Single Family
16994105  EMC MORTGAGE   7.600      0.0225   0.500    7.0775     20360601      184000     360     1224.47    350     Single Family
16994227  EMC MORTGAGE   7.940      0.0225   0.500    7.4175     20360701      268000     360     1851.38    351     Single Family
16994239  EMC MORTGAGE   7.290      0.0225   0.500    6.7675     20360701      536000     360      3256.2    351     Single Family
16994300  EMC MORTGAGE   7.150      0.0225   0.500    6.6275     20360701      176000     360     1188.72    351     Single Family
16994305  EMC MORTGAGE   7.500      0.0225   0.500    6.9775     20360701      292000     360     2041.71    351     PUD
16994312  EMC MORTGAGE   7.740      0.0225   0.500    7.2175     20360801      456000     360     2941.17    352     Single Family
16994612  EMC MORTGAGE   10.990     0.0225   0.500    10.4675    20360301       95200     360       905.9    347     2-4 Family
16994617  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20360401      340000     360     2754.21    348     2-4 Family
16994679  EMC MORTGAGE   7.450      0.0225   0.500    6.9275     20350901      208000     360     1447.25    341     Single Family
16994708  EMC MORTGAGE   8.000      0.0225   0.500    7.4775     20360501      432000     360     3003.75    349     Single Family
16994713  EMC MORTGAGE   6.750      0.0225   0.500    6.2275     20360601      506400     360      3055.4    350     Single Family
16994749  EMC MORTGAGE   8.700      0.0225   0.500    8.1775     20361001       81600     360      639.04    354     Single Family
16997936  EMC MORTGAGE   9.750      0.0225   0.500    9.2275     20370101      188000     360     1559.58    357     Single Family
16997959  EMC MORTGAGE   8.550      0.0225   0.500    8.0275     20370101      379440     360     2931.03    357     Single Family
16998123  EMC MORTGAGE   6.790      0.0225   0.500    6.2675     20370101      300000     360     1818.72    357     Single Family
16998126  EMC MORTGAGE   6.890      0.0225   0.500    6.3675     20370101      580000     360     3558.06    357     Single Family
16998410  EMC MORTGAGE   7.690      0.0225   0.500    7.1675     20370101      380000     360     2489.06    357     Single Family
16998415  EMC MORTGAGE   8.790      0.0225   0.500    8.2675     20370101      472000     360     3564.71    357     2-4 Family
16998875  EMC MORTGAGE   7.690      0.0225   0.500    7.1675     20370101      148800     360     1000.17    357     Single Family
16998948  EMC MORTGAGE   9.390      0.0225   0.500    8.8675     20370101      140400     360     1169.31    357     Single Family
16999294  EMC MORTGAGE   8.890      0.0225   0.500    8.3675     20370101      172000     360     1274.24    357     Single Family
16999323  EMC MORTGAGE   5.740      0.0225   0.500    5.2175     20370101      212000     360     1075.47    357     Single Family
17011438  EMC MORTGAGE   7.875      0.0225   0.500    7.3525     20370101      418400     360     2745.75    357     Single Family
17028576  EMC MORTGAGE   8.200      0.0225   0.500    7.6775     20370201      344000     360     2443.65    358     Single Family
17028659  EMC MORTGAGE   7.700      0.0225   0.500    7.1775     20370201      400000     360     2851.85    358     Single Family
17028805  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20370201      620000     360     4545.19    358     Single Family
17028891  EMC MORTGAGE   8.240      0.0225   0.500    7.7175     20370201      331800     360     2490.38    358     PUD
17028918  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20370201      192000     360        1320    358     Single Family
17028942  EMC MORTGAGE   7.250      0.0225   0.500    6.7275     20370201      200800     360     1284.47    358     Single Family
17028968  EMC MORTGAGE   9.450      0.0225   0.500    8.9275     20370201      308000     360     2578.61    358     Single Family
17029099  EMC MORTGAGE   10.140     0.0225   0.500    9.6175     20370201      100000     360      887.94    358     PUD
17029118  EMC MORTGAGE   8.690      0.0225   0.500    8.1675     20370201      480000     360        3476    358     Single Family
17029207  EMC MORTGAGE   7.440      0.0225   0.500    6.9175     20370201      360000     360      2502.4    358     Single Family
17029359  EMC MORTGAGE   6.200      0.0225   0.500    5.6775     20370201      244000     360      1376.7    358     Single Family
17029483  EMC MORTGAGE   7.940      0.0225   0.500    7.4175     20370201      224000     360     1634.28    358     Single Family
17029497  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20370201      378400     360      2601.5    358     Single Family
17029592  EMC MORTGAGE   6.990      0.0225   0.500    6.4675     20370201      456000     360     2830.42    358     Single Family
17029617  EMC MORTGAGE   8.100      0.0225   0.500    7.5775     20370201      440000     360     3092.44    358     Single Family
17029629  EMC MORTGAGE   7.740      0.0225   0.500    7.2175     20370201      272000     360      1754.4    358     PUD
17029663  EMC MORTGAGE   9.090      0.0225   0.500    8.5675     20370201      145600     360     1133.21    358     Single Family
17029700  EMC MORTGAGE   6.990      0.0225   0.500    6.4675     20370201      271200     360     1579.74    358     Condominium
17029768  EMC MORTGAGE   7.690      0.0225   0.500    7.1675     20370201      392000     360     2792.11    358     2-4 Family
17029795  EMC MORTGAGE   10.113     0.0225   0.500    9.5905     20370201      208000     360     1842.75    358     Single Family
17029873  EMC MORTGAGE   8.390      0.0225   0.500    7.8675     20370201      301600     360     2185.82    358     PUD
17029883  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20370201      219200     360     1762.16    358     Single Family
17030003  EMC MORTGAGE   7.840      0.0225   0.500    7.3175     20370201      110400     360       797.8    358     Single Family
17030059  EMC MORTGAGE   6.590      0.0225   0.500    6.0675     20370201      624000     360     3693.34    358     PUD
17030174  EMC MORTGAGE   8.115      0.0225   0.500    7.5925     20370201      460000     360     3110.75    358     PUD
17030479  EMC MORTGAGE   10.540     0.0225   0.500    10.0175    20370201      584000     360     5359.55    358     2-4 Family
17030528  EMC MORTGAGE   8.640      0.0225   0.500    8.1175     20370201       61600     360      479.78    358     Single Family
17030876  EMC MORTGAGE   12.500     0.0225   0.500    11.9775    20360801       32000     360      341.52    352     Single Family
17030925  EMC MORTGAGE   7.875      0.0225   0.500    7.3525     20360801      144000     360      1044.1    352     Condominium
17033133  EMC MORTGAGE   7.650      0.0225   0.500    7.1275     20361101      324000     360     2168.16    355     Single Family
17045948  EMC MORTGAGE   5.900      0.0225   0.500    5.3775     20370201      501600     360      2466.2    358     Single Family
17045952  EMC MORTGAGE   8.440      0.0225   0.500    7.9175     20370301      411200     360     3144.31    359     Single Family
17045981  EMC MORTGAGE   7.640      0.0225   0.500    7.1175     20370201      372800     360     2491.95    358     Single Family
17045983  EMC MORTGAGE   10.450     0.0225   0.500    9.9275     20370301      128000     360     1166.09    359     Single Family
17046047  EMC MORTGAGE   9.440      0.0225   0.500    8.9175     20370201      412000     360      3446.3    358     Single Family
17176718  WELLS FARGO    7.875      0.0225   0.250    7.6025     20350601      134400     360       974.5    338     Single Family
17176770  WELLS FARGO    6.850      0.0225   0.250    6.5775     20351101      616000     360     3463.07    343     Single Family
17176788  WELLS FARGO    8.950      0.0225   0.250    8.6775     20360401       36800     360      294.78    348     2-4 Family
17176793  WELLS FARGO    8.625      0.0225   0.250    8.3525     20360201      148000     360     1063.75    346     Single Family
17176796  WELLS FARGO    8.125      0.0225   0.250    7.8525     20360201      432000     360     3207.59    346     Single Family
17176809  WELLS FARGO    8.950      0.0225   0.250    8.6775     20360401       56000     360      448.58    348     Single Family
17176810  WELLS FARGO    9.250      0.0225   0.250    8.9775     20360401       37600     360      309.33    348     Single Family
17176814  WELLS FARGO    7.625      0.0225   0.250    7.3525     20360301      240000     360     1698.71    347     Single Family
17176831  WELLS FARGO    9.990      0.0225   0.250    9.7175     20360301       55120     360      483.31    347     Single Family
17176907  WELLS FARGO    9.890      0.0225   0.250    9.6175     20360401      154400     360     1342.44    348     Single Family
17176939  WELLS FARGO    7.875      0.0225   0.250    7.6025     20360601      129600     360      939.69    350     Single Family
17176968  WELLS FARGO    7.950      0.0225   0.250    7.6775     20360601      245600     360     1793.58    350     Single Family
17176972  WELLS FARGO    7.125      0.0225   0.250    6.8525     20360601      132000     360      783.75    350     Single Family
17176978  WELLS FARGO    7.375      0.0225   0.250    7.1025     20360601      108000     360      745.93    350     Single Family
17176988  WELLS FARGO    8.375      0.0225   0.250    8.1025     20360601       79960     360      607.76    350     Single Family
17177016  WELLS FARGO    8.750      0.0225   0.250    8.4775     20360601       91520     360      719.99    350     Single Family
17177033  WELLS FARGO    10.250     0.0225   0.250    9.9775     20360801      123680     360      1108.3    352     Single Family
17177045  WELLS FARGO    10.650     0.0225   0.250    10.3775    20360701       48000     360      444.47    351     Single Family
17177055  WELLS FARGO    8.950      0.0225   0.250    8.6775     20360801      276000     360     2210.84    352     Single Family
17177069  WELLS FARGO    8.625      0.0225   0.250    8.3525     20360701       88000     360      684.46    351     Single Family
17177076  WELLS FARGO    8.125      0.0225   0.250    7.8525     20360701       92960     360      690.23    351     Single Family
17177091  WELLS FARGO    8.725      0.0225   0.250    8.4525     20360601       76400     360      599.68    350     Single Family
17177099  WELLS FARGO    8.700      0.0225   0.250    8.4275     20360801      116800     360       914.7    352     Single Family
17177102  WELLS FARGO    10.500     0.0225   0.250    10.2275    20360901       72000     360      658.62    353     Single Family
17177120  WELLS FARGO    10.500     0.0225   0.250    10.2275    20360701       16800     360      153.68    351     Single Family
17177122  WELLS FARGO    10.100     0.0225   0.250    9.8275     20360701       86320     360      763.91    351     Single Family
17177134  WELLS FARGO    8.200      0.0225   0.250    7.9275     20360619      160000     360     1196.41    350     Single Family
17177142  WELLS FARGO    7.800      0.0225   0.250    7.5275     20360601      418400     360      2719.6    350     Single Family
17177145  WELLS FARGO    9.625      0.0225   0.250    9.3525     20360801       84000     360         714    352     Single Family
17177149  WELLS FARGO    8.750      0.0225   0.250    8.4775     20360901      174400     360     1271.67    353     Single Family
17177173  WELLS FARGO    7.990      0.0225   0.250    7.7175     20360801      520000     360     3811.95    352     Single Family
17177178  WELLS FARGO    8.500      0.0225   0.250    8.2275     20360801      128720     360      989.75    352     Single Family
17177185  WELLS FARGO    8.625      0.0225   0.250    8.3525     20360901      280000     360     2177.82    353     Single Family
17177190  WELLS FARGO    7.625      0.0225   0.250    7.3525     20360801      168000     360      1189.1    352     Single Family
17177191  WELLS FARGO    8.250      0.0225   0.250    7.9775     20360801       64800     360      486.83    352     Single Family
17177207  WELLS FARGO    8.625      0.0225   0.250    8.3525     20360901      112000     360      871.13    353     2-4 Family
17177227  WELLS FARGO    7.950      0.0225   0.250    7.6775     20360901       82000     360      598.84    353     Single Family
17177244  WELLS FARGO    7.875      0.0225   0.250    7.6025     20360901      214400     360     1554.55    353     Single Family
17177250  WELLS FARGO    7.875      0.0225   0.250    7.6025     20360901      274720     360     1991.92    353     Single Family
17177261  WELLS FARGO    10.880     0.0225   0.250    10.6075    20360801       56000     360      528.02    352     Single Family
17177263  WELLS FARGO    7.250      0.0225   0.250    6.9775     20360801      164000     360     1118.77    352     Single Family
17177273  WELLS FARGO    10.950     0.0225   0.250    10.6775    20360901       29600     360      280.77    353     Single Family
17177318  WELLS FARGO    8.535      0.0225   0.250    8.2625     20360801      101600     360      783.74    352     Single Family
17177324  WELLS FARGO    8.850      0.0225   0.250    8.5775     20360701      125200     360       993.9    351     Single Family
17177340  WELLS FARGO    10.500     0.0225   0.250    10.2275    20360901       96000     360      878.15    353     2-4 Family
17177373  WELLS FARGO    6.950      0.0225   0.250    6.6775     20360901      108000     360      714.91    353     Single Family
17177387  WELLS FARGO    8.950      0.0225   0.250    8.6775     20360901      368000     360     2744.67    353     Single Family
17177389  WELLS FARGO    10.130     0.0225   0.250    9.8575     20360901      255200     360     2263.18    353     Single Family
17177403  WELLS FARGO    9.500      0.0225   0.250    9.2275     20361001      124000     360     1042.66    354     Single Family
17177408  WELLS FARGO    8.250      0.0225   0.250    7.9775     20361001       84800     360      637.08    354     Condominium
17177412  WELLS FARGO    7.625      0.0225   0.250    7.3525     20361001      136800     360      968.27    354     Single Family
17177430  WELLS FARGO    7.875      0.0225   0.250    7.6025     20361001      305024     360     2001.72    354     Single Family
17177442  WELLS FARGO    7.250      0.0225   0.250    6.9775     20361001      416000     360     2513.33    354     Single Family
17177455  WELLS FARGO    9.500      0.0225   0.250    9.2275     20361001       98400     360      827.41    354     Single Family
17177460  WELLS FARGO    6.950      0.0225   0.250    6.6775     20361001      121600     360      804.93    354     Single Family
17177467  WELLS FARGO    8.750      0.0225   0.250    8.4775     20361001       52000     360      409.09    354     Single Family
17177470  WELLS FARGO    9.250      0.0225   0.250    8.9775     20361001       96000     360      789.77    354     Single Family
17177474  WELLS FARGO    8.375      0.0225   0.250    8.1025     20361001       76000     360      577.66    354     Single Family
17177493  WELLS FARGO    10.130     0.0225   0.250    9.8575     20361001       54400     360      482.44    354     Single Family
17177539  WELLS FARGO    8.375      0.0225   0.250    8.1025     20361001       84000     360      638.47    354     Single Family
17177541  WELLS FARGO    8.900      0.0225   0.250    8.6275     20360901      192000     360     1531.08    353     Single Family
17177542  WELLS FARGO    8.625      0.0225   0.250    8.3525     20361001       56800     360      441.79    354     Single Family
17177584  WELLS FARGO    10.150     0.0225   0.250    9.8775     20360901       82400     360      732.27    353     Single Family
17177634  WELLS FARGO    10.950     0.0225   0.250    10.6775    20361201       25600     360      242.83    356     Single Family
17177636  WELLS FARGO    9.125      0.0225   0.250    8.8525     20361101       65520     360       533.1    355     Single Family
17177651  WELLS FARGO    10.380     0.0225   0.250    10.1075    20361101      152800     360     1383.46    355     Single Family
17177688  WELLS FARGO    8.125      0.0225   0.250    7.8525     20361201       98400     360      730.62    356     Single Family
17177703  WELLS FARGO    9.125      0.0225   0.250    8.8525     20361201       74000     360      602.09    356     Single Family
17177714  WELLS FARGO    9.750      0.0225   0.250    9.4775     20361101       61200     360       525.8    355     Single Family
17177715  WELLS FARGO    10.750     0.0225   0.250    10.4775    20361101       67200     360       627.3    355     Single Family
17177718  WELLS FARGO    9.300      0.0225   0.250    9.0275     20361101      112000     360      925.46    355     Single Family
17177735  WELLS FARGO    6.950      0.0225   0.250    6.6775     20361201      288000     360     1906.42    356     Single Family
17177754  WELLS FARGO    11.130     0.0225   0.250    10.8575    20361201      316000     360     3039.23    356     Single Family
17177764  WELLS FARGO    8.800      0.0225   0.250    8.5275     20361101       84000     360      663.83    355     Single Family
17177768  WELLS FARGO    6.750      0.0225   0.250    6.4775     20361201       97160     360      630.18    356     Single Family
15645989  EMC MORTGAGE   7.000      0.0225   0.500    6.4775     20350801      108800     360      723.85    340     Single Family
16771583  EMC MORTGAGE   8.600      0.0225   0.500    8.0775     20361001      260000     360     1863.33    354     Single Family
16719072  EMC MORTGAGE   9.550      0.0225   0.500    9.0275     20361201       72000     360      608.05    356     2-4 Family
16839001  EMC MORTGAGE   8.300      0.0225   0.500    7.7775     20361001      256000     360     1932.25    354     Single Family
16983551  EMC MORTGAGE   9.875      0.0225   0.500    9.3525     20360801      184000     360     1514.17    352     Single Family
16983573  EMC MORTGAGE   8.000      0.0225   0.500    7.4775     20361201      185600     360     1361.87    356     Single Family
16997444  EMC MORTGAGE   8.750      0.0225   0.500    8.2275     20370101       83920     360       660.2    357     Single Family
17035611  EMC MORTGAGE   7.940      0.0225   0.500    7.4175     20370201      400000     360     2763.26    358     Single Family
17039553  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20370301       88000     360      707.44    359     Single Family
17029640  EMC MORTGAGE   7.040      0.0225   0.500    6.5175     20370201      154000     360      931.32    358     PUD
17030425  EMC MORTGAGE   6.990      0.0225   0.500    6.4675     20370201      256000     360     1589.01    358     PUD
17176954  WELLS FARGO    7.375      0.0225   0.250    7.1025     20360601      400001     360     2458.34    350     Single Family
15510611  EMC MORTGAGE   7.875      0.0225   0.500    7.3525     20350701       88400     360      640.96    339     Single Family
17029269  EMC MORTGAGE   7.650      0.0225   0.500    7.1275     20370201      225500     360     1599.96    358     Single Family
17177248  WELLS FARGO    8.475      0.0225   0.250    8.2025     20210801       86250     180      661.66    172     2-4 Family
16993914  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20360401       80000     360      586.46    348     Condominium
17177325  WELLS FARGO    9.875      0.0225   0.250    9.6025     20460901      186000     480     1561.18    473     Single Family
15923996  EMC MORTGAGE   7.500      0.0225   0.500    6.9775     20330901   122920.39     319      890.24    317     Single Family
16629463  EMC MORTGAGE   12.500     0.0225   0.500    11.9775    20370401    90944.21     360      970.61    360     Single Family
16227491  EMC MORTGAGE   11.625     0.0225   0.500    11.1025    20330301   223906.56     313     2280.66    311     Single Family
16969551  EMC MORTGAGE   9.625      0.0225   0.500    9.1025     20341201       94000     360      790.93    332     Single Family
16994088  EMC MORTGAGE   11.450     0.0225   0.500    10.9275    20360601       50350     360       496.7    350     Single Family
17177066  WELLS FARGO    7.990      0.0225   0.250    7.7175     20360801      290000     360      2125.9    352     Single Family
17176734  WELLS FARGO    6.430      0.0225   0.250    6.1575     20350701      336000     360     1798.03    339     Single Family
16983708  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20361201      170100     360      1430.3    356     Single Family
16854738  EMC MORTGAGE   7.600      0.0225   0.500    7.0775     20361201      263000     360     1665.67    356     Single Family
15947369  EMC MORTGAGE   7.950      0.0225   0.500    7.4275     20341201    132566.6     333      987.84    332     Single Family
16993876  EMC MORTGAGE   10.800     0.0225   0.500    10.2775    20360401     74263.1     360      698.25    348     Single Family
16715377  EMC MORTGAGE   7.350      0.0225   0.500    6.8275     20360301      128000     360      881.89    347     Condominium
16677031  EMC MORTGAGE   11.375     0.0225   0.500    10.8525    20330101       87000     360      844.59    309     Single Family
16722579  EMC MORTGAGE   12.500     0.0225   0.500    11.9775    20341101      110500     360     1172.11    331     Single Family
16983590  EMC MORTGAGE   6.990      0.0225   0.500    6.4675     20360601      352750     360     2054.77    350     Single Family
17177156  WELLS FARGO    8.365      0.0225   0.250    8.0925     20360801      124800     360      947.69    352     Single Family
17177138  WELLS FARGO    8.195      0.0225   0.250    7.9225     20360801      749000     360     5115.05    352     Single Family
16993392  EMC MORTGAGE   9.300      0.0225   0.500    8.7775     20361201      221000     360     1826.13    356     Single Family
16802381  EMC MORTGAGE   8.999      0.0225   0.500    8.4765     20360101      106000     360      852.83    345     Single Family
17177701  WELLS FARGO    9.625      0.0225   0.250    9.3525     20361201      275500     360     2341.73    356     Condominium
17028597  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20370201       94775     360      658.28    358     Single Family
16198463  EMC MORTGAGE   7.300      0.0225   0.500    6.7775     20370201   342981.62     360     2351.38    358     2-4 Family
15783717  EMC MORTGAGE   12.950     0.0225   0.500    12.4275    20370101    96242.67     360     1060.88    357     Single Family
17029388  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20370201      314000     360     2301.84    358     2-4 Family
16969759  EMC MORTGAGE   8.875      0.0225   0.500    8.3525     20360601      288900     360     2298.62    350     Condominium
17028744  EMC MORTGAGE   6.490      0.0225   0.500    5.9675     20370201      335000     360     1811.79    358     Single Family
15440419  EMC MORTGAGE   13.500     0.0225   0.500    12.9775    20280728    25126.46     256      299.77    255     Single Family
16993966  EMC MORTGAGE   8.800      0.0225   0.500    8.2775     20360501      188500     360     1489.67    349     Single Family
16682537  EMC MORTGAGE   7.850      0.0225   0.500    7.3275     20351201      175200     360     1267.29    344     Single Family
16983643  EMC MORTGAGE   6.550      0.0225   0.500    6.0275     20350801      520000     360     3303.88    340     2-4 Family
16964285  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20361001      123500     360     1000.43    354     Single Family
17030922  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20360801      202000     360     1553.21    352     Single Family
17177609  WELLS FARGO    10.250     0.0225   0.250    9.9775     20361101      133000     360     1191.81    355     Single Family
16854554  EMC MORTGAGE   6.990      0.0225   0.500    6.4675     20361201      203000     360     1260.04    356     Single Family
16854200  EMC MORTGAGE   8.750      0.0225   0.500    8.2275     20361201      219000     360     1647.26    356     Single Family
17177498  WELLS FARGO    7.950      0.0225   0.250    7.6775     20361001      270000     360     1971.77    354     Single Family
17045988  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20370201      122400     360      941.16    358     PUD
15440078  EMC MORTGAGE   12.150     0.0225   0.500    11.6275    20280403       69685     360      724.85    252     Single Family
17030549  EMC MORTGAGE   10.750     0.0225   0.500    10.2275    20321101      175950     360     1622.31    307     Single Family
15393161  EMC MORTGAGE   9.900      0.0225   0.500    9.3775     20350501       55000     360      478.61    337     Single Family
15991377  EMC MORTGAGE   9.050      0.0225   0.500    8.5275     20350901   114350.25     343      933.32    341     Single Family
16993887  EMC MORTGAGE   7.875      0.0225   0.500    7.3525     20360401      305000     360     2092.15    348     Single Family
16994654  EMC MORTGAGE   6.940      0.0225   0.500    6.4175     20351001      233000     360     1347.52    342     Condominium
16197723  EMC MORTGAGE   6.150      0.0225   0.500    5.6275     20351001      311000     360      1894.7    342     Single Family
16323927  EMC MORTGAGE   8.450      0.0225   0.500    7.9275     20350901    61021.13     343      472.24    341     Single Family
16993275  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20360701       74600     360      627.28    351     Single Family
16993402  EMC MORTGAGE   8.400      0.0225   0.500    7.8775     20361101      156000     360     1131.78    355     Single Family
16606266  EMC MORTGAGE   10.250     0.0225   0.500    9.7275     20360801      547000     360     4752.44    352     PUD
16325551  EMC MORTGAGE   10.125     0.0225   0.500    9.6025     20341101      218000     360     1921.22    331     Single Family
15974541  EMC MORTGAGE   6.815      0.0225   0.500    6.2925     20350901      280000     360     1828.19    341     Single Family
16969643  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20360201      700000     360     5627.32    346     Single Family
15646021  EMC MORTGAGE   8.675      0.0225   0.500    8.1525     20350801      148500     360     1160.31    340     Single Family
16765968  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20351201       78965     360      663.99    344     PUD
16998535  EMC MORTGAGE   7.340      0.0225   0.500    6.8175     20370101      450000     360     2908.25    357     2-4 Family
17177164  WELLS FARGO    7.500      0.0225   0.250    7.2275     20360801      128350     360      897.45    352     Single Family
17029492  EMC MORTGAGE   9.990      0.0225   0.500    9.4675     20370201      143565     360     1217.95    358     Single Family
17177032  WELLS FARGO    8.950      0.0225   0.250    8.6775     20360701      203900     360      1633.3    351     Single Family
16855132  EMC MORTGAGE   9.490      0.0225   0.500    8.9675     20361201      403600     360     3266.27    356     PUD
17029544  EMC MORTGAGE   9.840      0.0225   0.500    9.3175     20370201      424000     360     3670.88    358     Single Family
17177424  WELLS FARGO    8.250      0.0225   0.250    7.9775     20361001      820000     360      5637.5    354     Single Family
16811284  EMC MORTGAGE   10.420     0.0225   0.500    9.8975     20360828      452600     360     4113.06    352     PUD
17030649  EMC MORTGAGE   11.500     0.0225   0.500    10.9775    20341101      119300     360     1168.17    331     Single Family
14544260  EMC MORTGAGE   10.990     0.0225   0.500    10.4675    20340501       57800     360       545.3    325     Single Family
15079569  EMC MORTGAGE   10.850     0.0225   0.500    10.3275    20341101      240125     360     2241.14    331     PUD
15319233  EMC MORTGAGE   8.400      0.0225   0.500    7.8775     20350301      267750     360     2039.82    335     Single Family
15393045  EMC MORTGAGE   10.275     0.0225   0.500    9.7525     20200501       72250     180       788.6    157     Single Family
15473372  EMC MORTGAGE   7.850      0.0225   0.500    7.3275     20350601       68000     360      491.87    338     Single Family
15531600  EMC MORTGAGE   8.800      0.0225   0.500    8.2775     20350601      197200     360     1558.42    338     Single Family
15646134  EMC MORTGAGE   9.550      0.0225   0.500    9.0275     20350801       42500     360      358.92    340     Single Family
15986679  EMC MORTGAGE   7.950      0.0225   0.500    7.4275     20331201       80750     360      589.71    320     Single Family
16168443  EMC MORTGAGE   12.125     0.0225   0.500    11.6025    20340901      199750     360     2035.94    329     Single Family
16197305  EMC MORTGAGE   10.375     0.0225   0.500    9.8525     20350301      140250     360     1262.26    335     Single Family
16197544  EMC MORTGAGE   9.375      0.0225   0.500    8.8525     20350901      174250     360     1449.32    341     Single Family
16200352  EMC MORTGAGE   10.250     0.0225   0.500    9.7275     20360401      114750     360     1028.28    348     Single Family
16383560  EMC MORTGAGE   8.950      0.0225   0.500    8.4275     20360701      122400     360      980.46    351     Single Family
16383623  EMC MORTGAGE   7.750      0.0225   0.500    7.2275     20360701      327250     360     2113.49    351     Single Family
16383642  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20360701      170000     360      1377.1    351     Single Family
16547968  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20331001      195500     360     1600.93    318     Single Family
16606920  EMC MORTGAGE   10.100     0.0225   0.500    9.5775     20360801      148750     360     1260.23    352     Single Family
16682159  EMC MORTGAGE   8.600      0.0225   0.500    8.0775     20360901      199750     360     1550.09    353     Single Family
16682173  EMC MORTGAGE   8.700      0.0225   0.500    8.1775     20360901      205700     360     1539.35    353     Townhouse
16682235  EMC MORTGAGE   8.800      0.0225   0.500    8.2775     20350801       63750     360       503.8    340     Single Family
16683164  EMC MORTGAGE   8.900      0.0225   0.500    8.3775     20360401      340000     360     2596.49    348     Single Family
16683191  EMC MORTGAGE   8.900      0.0225   0.500    8.3775     20360401      294100     360     2245.96    348     Townhouse
16683228  EMC MORTGAGE   8.790      0.0225   0.500    8.2675     20360501      104550     360      825.49    349     Single Family
16683281  EMC MORTGAGE   7.550      0.0225   0.500    7.0275     20360401      176800     360     1242.28    348     Single Family
16683322  EMC MORTGAGE   9.450      0.0225   0.500    8.9275     20360501       96900     360      811.26    349     Single Family
16683367  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20360501       89250     360      717.49    349     Single Family
16715440  EMC MORTGAGE   8.950      0.0225   0.500    8.4275     20360401      129200     360     1034.93    348     Single Family
16719390  EMC MORTGAGE   9.690      0.0225   0.500    9.1675     20361101      318750     360     2629.28    355     Single Family
16719485  EMC MORTGAGE   9.940      0.0225   0.500    9.4175     20361101      102000     360      890.61    355     Condominium
16720581  EMC MORTGAGE   10.720     0.0225   0.500    10.1975    20361101      582250     360     5422.07    355     Condominium
16720870  EMC MORTGAGE   8.750      0.0225   0.500    8.2275     20361101      272000     360     2139.83    355     Single Family
16722557  EMC MORTGAGE   10.625     0.0225   0.500    10.1025    20331101       63750     360      585.78    319     Single Family
16722586  EMC MORTGAGE   13.000     0.0225   0.500    12.4775    20341001       29750     360      324.81    330     Single Family
16766088  EMC MORTGAGE   9.490      0.0225   0.500    8.9675     20360201      267750     360     2249.44    346     Single Family
16766174  EMC MORTGAGE   9.990      0.0225   0.500    9.4675     20360401      123250     360     1045.61    348     PUD
16766256  EMC MORTGAGE   8.100      0.0225   0.500    7.5775     20360801      365500     360     2568.84    352     Single Family
16766258  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20360801      191250     360      1436.8    352     Single Family
16773378  EMC MORTGAGE   8.880      0.0225   0.500    8.3575     20350701      191250     360     1415.25    339     Single Family
16789242  EMC MORTGAGE   8.650      0.0225   0.500    8.1275     20361101      148750     360     1159.61    355     Single Family
16789258  EMC MORTGAGE   10.990     0.0225   0.500    10.4675    20361101      361675     360     3354.53    355     PUD
16789375  EMC MORTGAGE   9.690      0.0225   0.500    9.1675     20361101      272000     360     2243.65    355     Single Family
16802262  EMC MORTGAGE   8.700      0.0225   0.500    8.1775     20360301       68425     360      535.86    347     Single Family
16811274  EMC MORTGAGE   10.125     0.0225   0.500    9.6025     20360801       61200     360      542.74    352     Single Family
16811351  EMC MORTGAGE   7.890      0.0225   0.500    7.3675     20361001      204000     360     1481.27    354     Single Family
16824446  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20460701      214200     480     1650.61    471     Single Family
16853467  EMC MORTGAGE   8.375      0.0225   0.500    7.8525     20361201      497250     360     3779.46    356     Single Family
16854034  EMC MORTGAGE   10.500     0.0225   0.500    9.9775     20361201      475150     360     4346.39    356     Condominium
16854332  EMC MORTGAGE   8.740      0.0225   0.500    8.2175     20361201      280500     360      2107.7    356     Single Family
16854495  EMC MORTGAGE   7.850      0.0225   0.500    7.3275     20361201      229500     360     1569.97    356     Single Family
16854817  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20361201      399500     360     2774.78    356     Condominium
16969374  EMC MORTGAGE   9.750      0.0225   0.500    9.2275     20370101      127075     360     1054.16    357     Single Family
16969394  EMC MORTGAGE   7.750      0.0225   0.500    7.2275     20321101       72250     360      517.61    307     Single Family
16969404  EMC MORTGAGE   11.250     0.0225   0.500    10.7275    20330301       33150     360      318.59    311     Single Family
16969408  EMC MORTGAGE   12.500     0.0225   0.500    11.9775    20330301       68850     360      726.64    311     Single Family
16969460  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20340101      123250     360      947.69    321     Condominium
16969571  EMC MORTGAGE   11.500     0.0225   0.500    10.9775    20350201      128350     360     1265.02    334     Single Family
16983695  EMC MORTGAGE   7.050      0.0225   0.500    6.5275     20361101      263500     360     1647.05    355     Single Family
16993381  EMC MORTGAGE   9.100      0.0225   0.500    8.5775     20361101      106250     360      862.57    355     Single Family
16994034  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20360501      199750     360      1426.5    349     Single Family
16994189  EMC MORTGAGE   9.350      0.0225   0.500    8.8275     20360601      109650     360      910.03    350     Single Family
16996751  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20361201      244375     360     1883.14    356     Single Family
16996782  EMC MORTGAGE   9.050      0.0225   0.500    8.5275     20361201      227800     360     1841.13    356     Single Family
16997977  EMC MORTGAGE   9.800      0.0225   0.500    9.2775     20370101      544000     360     4534.08    357     2-4 Family
16998116  EMC MORTGAGE   10.040     0.0225   0.500    9.5175     20370101      138125     360     1216.24    357     Single Family
16998247  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20370101      637500     360     5164.15    357     2-4 Family
16998350  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20370101      637330     360     4672.06    357     Single Family
16998656  EMC MORTGAGE   6.750      0.0225   0.500    6.2275     20370101      165750     360      932.33    357     Single Family
16998772  EMC MORTGAGE   9.990      0.0225   0.500    9.4675     20370101      158525     360     1344.87    357     PUD
16998993  EMC MORTGAGE   9.900      0.0225   0.500    9.3775     20370101      119000     360     1001.15    357     Single Family
16999269  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20370101      263500     360     2215.66    357     Condominium
16999308  EMC MORTGAGE   9.350      0.0225   0.500    8.8275     20370101      407150     360     3250.73    357     PUD
16999466  EMC MORTGAGE   8.728      0.0225   0.500    8.2055     20370101      488750     360     3668.01    357     Condominium
16999940  EMC MORTGAGE   9.600      0.0225   0.500    9.0775     20370101      181050     360      1535.6    357     Single Family
17028592  EMC MORTGAGE   8.700      0.0225   0.500    8.1775     20370201      561000     360     4198.23    358     2-4 Family
17028751  EMC MORTGAGE   9.790      0.0225   0.500    9.2675     20370201      174250     360      1502.2    358     Single Family
17028967  EMC MORTGAGE   8.950      0.0225   0.500    8.4275     20370201      165750     360     1250.71    358     Single Family
17029003  EMC MORTGAGE   7.750      0.0225   0.500    7.2275     20370201      183600     360     1242.28    358     Single Family
17029325  EMC MORTGAGE   9.750      0.0225   0.500    9.2275     20370201      209950     360     1719.24    358     Single Family
17029451  EMC MORTGAGE   8.890      0.0225   0.500    8.3675     20370201      531250     360     4052.93    358     Single Family
17029470  EMC MORTGAGE   8.600      0.0225   0.500    8.0775     20370201      213350     360     1580.31    358     Single Family
17029471  EMC MORTGAGE   11.040     0.0225   0.500    10.5175    20370201      578000     360     5383.98    358     2-4 Family
17029521  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20370201      391000     360     2792.29    358     Single Family
17029788  EMC MORTGAGE   9.700      0.0225   0.500    9.1775     20370201      251600     360      2152.4    358     Single Family
17029855  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20370201      314500     360     2528.28    358     Single Family
17030063  EMC MORTGAGE   12.640     0.0225   0.500    12.1175    20370201       87550     360      943.91    358     Single Family
17030235  EMC MORTGAGE   8.090      0.0225   0.500    7.5675     20370201      395250     360     2774.95    358     Condominium
17030575  EMC MORTGAGE   13.125     0.0225   0.500    12.6025    20330801       33575     360      372.28    316     Single Family
17030795  EMC MORTGAGE   9.160      0.0225   0.500    8.6375     20360701       89250     360      728.42    351     Single Family
17045956  EMC MORTGAGE   10.340     0.0225   0.500    9.8175     20370201      119000     360     1074.34    358     Single Family
17045987  EMC MORTGAGE   8.340      0.0225   0.500    7.8175     20370201      289000     360     2189.48    358     PUD
17045989  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20370201      141100     360     1084.94    358     Single Family
17045996  EMC MORTGAGE   10.990     0.0225   0.500    10.4675    20370301      220150     360     2041.89    359     Single Family
17046017  EMC MORTGAGE   8.440      0.0225   0.500    7.9175     20370301      284750     360      2074.5    359     Single Family
17046019  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20370301      284750     360     2194.26    359     Single Family
17062370  EMC MORTGAGE   9.850      0.0225   0.500    9.3275     20361101      175100     360     1437.28    355     Single Family
17176716  WELLS FARGO    7.250      0.0225   0.250    6.9775     20350701       64600     360      440.69    339     Single Family
17176787  WELLS FARGO    8.875      0.0225   0.250    8.6025     20360101      144500     360     1149.71    345     Single Family
17176795  WELLS FARGO    9.375      0.0225   0.250    9.1025     20360301       46750     360      388.85    347     Single Family
17176962  WELLS FARGO    9.950      0.0225   0.250    9.6775     20360601       85000     360       742.8    350     Single Family
17177034  WELLS FARGO    7.625      0.0225   0.250    7.3525     20360701      170000     360     1203.25    351     Single Family
17177050  WELLS FARGO    7.950      0.0225   0.250    7.6775     20360801      137700     360      1005.6    352     Single Family
17177060  WELLS FARGO    10.380     0.0225   0.250    10.1075    20360620       52700     360      477.15    350     Single Family
17177096  WELLS FARGO    9.950      0.0225   0.250    9.6775     20360801       42500     360       371.4    352     Single Family
17177105  WELLS FARGO    11.500     0.0225   0.250    11.2275    20360801       19125     360       189.4    352     Single Family
17177144  WELLS FARGO    10.380     0.0225   0.250    10.1075    20360801       47600     360      430.98    352     Single Family
17177157  WELLS FARGO    8.990      0.0225   0.250    8.7175     20360801      161500     360      1298.3    352     Single Family
17177167  WELLS FARGO    9.375      0.0225   0.250    9.1025     20360801       49300     360      410.06    352     Single Family
17177172  WELLS FARGO    7.750      0.0225   0.250    7.4775     20360801      416500     360     2983.86    352     2-4 Family
17177237  WELLS FARGO    10.150     0.0225   0.250    9.8775     20360701      120700     360     1072.63    351     Single Family
17177264  WELLS FARGO    8.800      0.0225   0.250    8.5275     20360701      119000     360      940.43    351     Single Family
17177284  WELLS FARGO    9.660      0.0225   0.250    9.3875     20360901      157250     360     1340.64    353     Single Family
17177287  WELLS FARGO    10.950     0.0225   0.250    10.6775    20360901       67915     360      644.21    353     Single Family
17177308  WELLS FARGO    9.375      0.0225   0.250    9.1025     20360601       94350     360      784.76    350     Single Family
17177319  WELLS FARGO    8.250      0.0225   0.250    7.9775     20361001      255000     360     1753.13    354     Single Family
17177342  WELLS FARGO    9.125      0.0225   0.250    8.8525     20360901       68850     360      560.19    353     Single Family
17177368  WELLS FARGO    9.750      0.0225   0.250    9.4775     20361001       45050     360      387.05    354     Single Family
17177416  WELLS FARGO    11.750     0.0225   0.250    11.4775    20361001       45050     360      454.74    354     Single Family
17177464  WELLS FARGO    10.630     0.0225   0.250    10.3575    20361001       34000     360       314.2    354     Single Family
17177508  WELLS FARGO    10.130     0.0225   0.250    9.8575     20360901      221000     360     1959.88    353     Single Family
17177578  WELLS FARGO    9.950      0.0225   0.250    9.6775     20361001      113900     360      995.35    354     Single Family
17177644  WELLS FARGO    9.625      0.0225   0.250    9.3525     20361101      850000     360     6817.71    355     Single Family
17177645  WELLS FARGO    9.625      0.0225   0.250    9.3525     20361101      850000     360     6817.71    355     Single Family
17177672  WELLS FARGO    10.080     0.0225   0.250    9.8075     20361201      110500     360      975.85    356     Single Family
17177686  WELLS FARGO    11.380     0.0225   0.250    11.1075    20361201       53125     360      521.04    356     Single Family
17177716  WELLS FARGO    10.750     0.0225   0.250    10.4775    20361201       76500     360      714.12    356     Single Family
17177753  WELLS FARGO    8.500      0.0225   0.250    8.2275     20361201      714000     360     5490.05    356     Single Family
17177776  WELLS FARGO    8.125      0.0225   0.250    7.8525     20361201      152150     360     1129.71    356     Single Family
17011248  EMC MORTGAGE   9.850      0.0225   0.500    9.3275     20361101      182750     360     1530.32    355     Single Family
17038270  EMC MORTGAGE   7.390      0.0225   0.500    6.8675     20370301      190400     360     1237.52    359     Single Family
17030493  EMC MORTGAGE   9.640      0.0225   0.500    9.1175     20370201      230350     360     1891.11    358     Single Family
17030510  EMC MORTGAGE   9.490      0.0225   0.500    8.9675     20370201       59360     360       498.7    358     Single Family
16168351  EMC MORTGAGE   8.090      0.0225   0.500    7.5675     20351101      207000     360      1531.9    343     Single Family
16683283  EMC MORTGAGE   9.750      0.0225   0.500    9.2275     20360401       99000     360      850.57    348     Single Family
16993370  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20361001       88200     360      709.05    354     Single Family
15079230  EMC MORTGAGE   7.000      0.0225   0.500    6.4775     20370301   175606.48     360     1168.31    359     Single Family
16168469  EMC MORTGAGE   12.040     0.0225   0.500    11.5175    20341223    78060.88     335      811.85    332     Single Family
16000538  EMC MORTGAGE   7.850      0.0225   0.500    7.3275     20350701    82549.29     341      605.56    339     Single Family
16719412  EMC MORTGAGE   8.640      0.0225   0.500    8.1175     20361101       99000     360      736.33    355     Single Family
16969494  EMC MORTGAGE   11.000     0.0225   0.500    10.4775    20350301      180000     360     1703.84    335     Single Family
16197517  EMC MORTGAGE   9.850      0.0225   0.500    9.3275     20350801       42750     360      370.44    340     Single Family
17177115  WELLS FARGO    9.000      0.0225   0.250    8.7275     20360801      237500     360     1910.98    352     Single Family
12011403  EMC MORTGAGE   11.250     0.0225   0.500    10.7275    20180301    17299.48     166      205.94    131     Single Family
17177445  WELLS FARGO    8.800      0.0225   0.250    8.5275     20360801      104940     360      829.31    352     Single Family
16802242  EMC MORTGAGE   9.640      0.0225   0.500    9.1175     20360301      425000     360     3489.12    347     PUD
16606218  EMC MORTGAGE   7.950      0.0225   0.500    7.4275     20360601      400000     360     2766.25    350     PUD
16421152  EMC MORTGAGE   7.925      0.0225   0.500    7.4025     20350801   325851.41     340     2408.94    340     Single Family
16687024  EMC MORTGAGE   9.200      0.0225   0.500    8.6775     20361001      157000     360     1216.11    354     Single Family
16773459  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20360601      357800     360     1947.76    350     Single Family
16683502  EMC MORTGAGE   8.450      0.0225   0.500    7.9275     20360601      121000     360      926.11    350     Single Family
16682183  EMC MORTGAGE   7.700      0.0225   0.500    7.1775     20341201      169500     360     1208.47    332     Single Family
17177582  WELLS FARGO    8.830      0.0225   0.250    8.5575     20361101       79100     360      626.81    355     Single Family
15783761  EMC MORTGAGE   7.250      0.0225   0.500    6.7275     20331101   134817.72     321      952.26    319     Single Family
16802443  EMC MORTGAGE   10.850     0.0225   0.500    10.3275    20360301      175370     360     1650.24    347     Single Family
16766169  EMC MORTGAGE   7.850      0.0225   0.500    7.3275     20360301      171000     360     1236.91    347     Single Family
16773475  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20360601      237000     360     1737.43    350     Single Family
16720175  EMC MORTGAGE   5.990      0.0225   0.500    5.4675     20361101      492500     360      2458.4    355     2-4 Family
16348454  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20360701      264000     360     2029.93    351     Single Family
16993922  EMC MORTGAGE   7.500      0.0225   0.500    6.9775     20360501      242100     360      1692.8    349     Single Family
16811279  EMC MORTGAGE   10.000     0.0225   0.500    9.4775     20360801      202500     360     1777.08    352     Single Family
16720482  EMC MORTGAGE   7.400      0.0225   0.500    6.8775     20361101      427250     360     2702.29    355     Single Family
17029533  EMC MORTGAGE   6.790      0.0225   0.500    6.2675     20370201      370000     360     2093.58    358     Single Family
16999332  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20370101      350000     360     2479.17    357     Single Family
16682172  EMC MORTGAGE   8.650      0.0225   0.500    8.1275     20360901      240000     360     1870.97    353     PUD
16854410  EMC MORTGAGE   8.690      0.0225   0.500    8.1675     20361201      330000     360     2421.66    356     Single Family
16101188  EMC MORTGAGE   10.125     0.0225   0.500    9.6025     20341201   200551.99     334     1800.99    332     Single Family
17177580  WELLS FARGO    6.875      0.0225   0.250    6.6025     20361101      243000     360     1488.07    355     Single Family
15715382  EMC MORTGAGE   7.950      0.0225   0.500    7.4275     20350901       77800     360      568.16    341     Single Family
16969641  EMC MORTGAGE   6.875      0.0225   0.500    6.3525     20360301      562000     360     3691.95    347     Single Family
16682192  EMC MORTGAGE   8.700      0.0225   0.500    8.1775     20350301      329350     360        2372    335     Single Family
16766199  EMC MORTGAGE   8.150      0.0225   0.500    7.6275     20360501      320500     360     2385.32    349     Single Family
17177378  WELLS FARGO    8.410      0.0225   0.250    8.1375     20360901      106250     360       810.2    353     Single Family
16969556  EMC MORTGAGE   9.875      0.0225   0.500    9.3525     20200101       31000     180      330.77    153     Single Family
16677154  EMC MORTGAGE   11.950     0.0225   0.500    11.4275    20341001      117000     360     1186.57    330     Single Family
12027125  EMC MORTGAGE   12.125     0.0225   0.500    11.6025    20180501       55400     240      575.14    133     Single Family
17176911  WELLS FARGO    8.875      0.0225   0.250    8.6025     20360501      134400     360     1069.35    349     Single Family
17030207  EMC MORTGAGE   9.040      0.0225   0.500    8.5175     20370201      118500     360       956.9    358     Single Family
17177336  WELLS FARGO    8.875      0.0225   0.250    8.6025     20360901      146250     360     1163.64    353     Single Family
16773448  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20360401      145000     360     1174.59    348     PUD
17177274  WELLS FARGO    9.950      0.0225   0.250    9.6775     20360801       58000     360      506.85    352     Single Family
16683265  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20360401      499900     360     4203.44    348     Single Family
16969546  EMC MORTGAGE   9.750      0.0225   0.500    9.2275     20350101      109800     360      937.25    333     Single Family
17176682  WELLS FARGO    9.000      0.0225   0.250    8.7275     20361101      625000     360      4687.5    355     Single Family
16994629  EMC MORTGAGE   11.325     0.0225   0.500    10.8025    20360701      114510     360     1118.72    351     PUD
16998411  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20370101      425000     360     2829.79    357     Single Family
17176815  WELLS FARGO    10.250     0.0225   0.250    9.9775     20360401       68000     360      609.35    348     Single Family
16722544  EMC MORTGAGE   10.625     0.0225   0.500    10.1025    20331001       83250     360      764.16    318     Single Family
16802335  EMC MORTGAGE   10.625     0.0225   0.500    10.1025    20360201      300000     360      2772.3    346     Single Family
12021813  EMC MORTGAGE   9.125      0.0225   0.500    8.6025     20280401       62700     360      501.96    252     Single Family
16802207  EMC MORTGAGE   10.100     0.0225   0.500    9.5775     20351201      116541     360     1031.36    344     Single Family
16994123  EMC MORTGAGE   9.050      0.0225   0.500    8.5275     20360601    60100.69     360      487.36    350     Single Family
15783762  EMC MORTGAGE   11.750     0.0225   0.500    11.2275    20330901      138600     360     1389.33    317     Single Family
16722541  EMC MORTGAGE   10.875     0.0225   0.500    10.3525    20330901      116640     360     1092.58    317     Single Family
16993726  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20360201       70000     360      538.24    346     Single Family
12001781  EMC MORTGAGE   9.750      0.0225   0.500    9.2275     20180801       70900     240       672.5    136     2-4 Family
16722723  EMC MORTGAGE   6.950      0.0225   0.500    6.4275     20360601      263000     360     1740.93    350     Single Family
16175439  EMC MORTGAGE   6.375      0.0225   0.500    5.8525     20350701      145000     360      904.62    339     Single Family
16969802  EMC MORTGAGE   7.750      0.0225   0.500    7.2275     20360801       46710     360      334.64    352     Single Family
17029705  EMC MORTGAGE   6.990      0.0225   0.500    6.4675     20370201      328000     360      1910.6    358     Condominium
16969616  EMC MORTGAGE   8.175      0.0225   0.500    7.6525     20350901      142000     360     1059.33    341     Single Family
17177589  WELLS FARGO    7.625      0.0225   0.250    7.3525     20211001      454000     180     3213.38    174     Single Family
16715451  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20360401      392000     360     2944.97    348     Single Family
16855388  EMC MORTGAGE   8.400      0.0225   0.500    7.8775     20361201      642000     360     4563.45    356     Single Family
17177614  WELLS FARGO    7.890      0.0225   0.250    7.6175     20361101      665500     360     4832.27    355     Single Family
17028846  EMC MORTGAGE   7.590      0.0225   0.500    7.0675     20370201      148440     360     1047.08    358     Single Family
17036387  EMC MORTGAGE   8.900      0.0225   0.500    8.3775     20370301      130850     360      982.14    359     Single Family
16969651  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20360501       53265     360      447.89    349     2-4 Family
17176844  WELLS FARGO    8.375      0.0225   0.250    8.1025     20360401       85999     360      653.66    348     2-4 Family
14724430  EMC MORTGAGE   11.460     0.0225   0.500    10.9375    20340801      100800     360      983.91    328     Single Family
15143747  EMC MORTGAGE   9.040      0.0225   0.500    8.5175     20341201      166916     360     1341.27    332     PUD
15144045  EMC MORTGAGE   10.290     0.0225   0.500    9.7675     20341101      188550     360     1714.11    331     Single Family
15202372  EMC MORTGAGE   9.550      0.0225   0.500    9.0275     20280501      110700     360      934.87    253     Single Family
15400856  EMC MORTGAGE   8.200      0.0225   0.500    7.6775     20350501       67500     360      504.74    337     Single Family
15400882  EMC MORTGAGE   10.625     0.0225   0.500    10.1025    20350101       29700     360      271.16    333     Single Family
15574124  EMC MORTGAGE   12.250     0.0225   0.500    11.7275    20330801      351000     360     3625.02    316     Single Family
15590840  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20350601       69300     360      520.63    338     Single Family
15641957  EMC MORTGAGE   8.850      0.0225   0.500    8.3275     20350901       77400     360      614.44    341     Single Family
15668795  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20350901      220500     360     1616.41    341     Single Family
15694035  EMC MORTGAGE   8.350      0.0225   0.500    7.8275     20350901       60750     360      460.67    341     Single Family
15842912  EMC MORTGAGE   6.000      0.0225   0.500    5.4775     20341001      153000     360      922.36    330     Single Family
15923789  EMC MORTGAGE   10.375     0.0225   0.500    9.8525     20350301       76500     360      689.22    335     Single Family
15924035  EMC MORTGAGE   12.500     0.0225   0.500    11.9775    20341101       39600     360      419.44    331     Single Family
15986494  EMC MORTGAGE   7.875      0.0225   0.500    7.3525     20360101      216000     360     1566.15    345     2-4 Family
16175750  EMC MORTGAGE   9.300      0.0225   0.500    8.7775     20360401      202500     360     1673.26    348     Condominium
16197833  EMC MORTGAGE   11.000     0.0225   0.500    10.4775    20351001       45000     360      428.55    342     Single Family
16203312  WELLS FARGO    9.750      0.0225   0.250    9.4775     20350901       58500     360      502.61    341     Single Family
16203429  WELLS FARGO    7.375      0.0225   0.250    7.1025     20351001      257400     360      1777.8    342     Single Family
16203602  WELLS FARGO    7.750      0.0225   0.250    7.4775     20201201       42300     180      398.16    164     Single Family
16227562  EMC MORTGAGE   11.125     0.0225   0.500    10.6025    20331201       68400     360      651.59    320     Single Family
16227619  EMC MORTGAGE   10.950     0.0225   0.500    10.4275    20350101       55800     360      525.04    333     Single Family
16384739  EMC MORTGAGE   9.590      0.0225   0.500    9.0675     20360601      240300     360     2036.37    350     Single Family
16404207  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20360801      345600     360     2663.17    352     2-4 Family
16422176  EMC MORTGAGE   9.250      0.0225   0.500    8.7275     20360101      116910     360      924.37    345     Condominium
16422229  EMC MORTGAGE   6.850      0.0225   0.500    6.3275     20350801       94500     360      619.22    340     PUD
16606701  EMC MORTGAGE   9.850      0.0225   0.500    9.3275     20360801      328500     360     2846.48    352     Single Family
16682156  EMC MORTGAGE   9.250      0.0225   0.500    8.7275     20360801       75600     360      621.95    352     Single Family
16682161  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20360801      106200     360      816.59    352     2-4 Family
16682163  EMC MORTGAGE   7.540      0.0225   0.500    7.0175     20360801      531000     360     3510.07    352     Single Family
16682174  EMC MORTGAGE   9.250      0.0225   0.500    8.7275     20360901      472500     360     3642.19    353     Single Family
16682269  EMC MORTGAGE   8.350      0.0225   0.500    7.8275     20350801       61200     360      464.09    340     Single Family
16682599  EMC MORTGAGE   9.750      0.0225   0.500    9.2275     20360101       88200     360      757.78    345     Single Family
16682600  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20360101      100800     360      847.59    345     Single Family
16682906  EMC MORTGAGE   10.200     0.0225   0.500    9.6775     20360201       77400     360      690.71    346     Single Family
16683060  EMC MORTGAGE   10.100     0.0225   0.500    9.5775     20360501      126900     360     1123.03    349     Single Family
16683107  EMC MORTGAGE   8.850      0.0225   0.500    8.3275     20360301      189000     360     1500.39    347     Single Family
16683179  EMC MORTGAGE   11.000     0.0225   0.500    10.4775    20360501       59400     360      565.69    349     Single Family
16683183  EMC MORTGAGE   9.100      0.0225   0.500    8.5775     20360401      166500     360     1297.15    348     Single Family
16683229  EMC MORTGAGE   11.400     0.0225   0.500    10.8775    20360401       85500     360      840.19    348     Single Family
16683292  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20360501      103500     360      870.29    349     Single Family
16683381  EMC MORTGAGE   7.950      0.0225   0.500    7.4275     20360501      126000     360      871.37    349     Single Family
16687724  EMC MORTGAGE   9.240      0.0225   0.500    8.7175     20361101      436500     360     3447.86    355     Single Family
16705241  WELLS FARGO    7.950      0.0225   0.250    7.6775     20350801      315000     360     2300.39    340     Single Family
16705508  WELLS FARGO    8.900      0.0225   0.250    8.6275     20360301       38700     360      308.61    347     Single Family
16708816  EMC MORTGAGE   9.400      0.0225   0.500    8.8775     20360101      153000     360     1275.36    345     Single Family
16715415  EMC MORTGAGE   7.800      0.0225   0.500    7.2775     20360501      133200     360      958.87    349     2-4 Family
16715604  EMC MORTGAGE   9.750      0.0225   0.500    9.2275     20360701       68850     360      591.53    351     Single Family
16715707  EMC MORTGAGE   6.800      0.0225   0.500    6.2775     20360901      310500     360      1759.5    353     Single Family
16719539  EMC MORTGAGE   9.540      0.0225   0.500    9.0175     20361101      256500     360      2085.8    355     Single Family
16719906  EMC MORTGAGE   9.990      0.0225   0.500    9.4675     20361101      178200     360     1562.52    355     Single Family
16720813  EMC MORTGAGE   7.650      0.0225   0.500    7.1275     20361101      225000     360     1466.77    355     Single Family
16722503  EMC MORTGAGE   11.375     0.0225   0.500    10.8525    20330101       63000     360       610.9    309     Single Family
16722590  EMC MORTGAGE   10.950     0.0225   0.500    10.4275    20341101      123300     360     1158.15    331     Single Family
16722606  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20350101      364500     360     3033.28    333     Single Family
16765900  EMC MORTGAGE   8.490      0.0225   0.500    7.9675     20350601       97200     360       746.7    338     Single Family
16766029  EMC MORTGAGE   7.590      0.0225   0.500    7.0675     20351201      522000     360     3682.13    344     Single Family
16766124  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20360201       54000     360      415.22    346     2-4 Family
16766128  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20360201      207000     360     1550.77    346     Single Family
16766227  EMC MORTGAGE   6.850      0.0225   0.500    6.3275     20360601      364500     360     2388.42    350     Single Family
16766246  EMC MORTGAGE   6.490      0.0225   0.500    5.9675     20360801      337500     360     1825.32    352     Single Family
16766261  EMC MORTGAGE   9.540      0.0225   0.500    9.0175     20360901       90900     360         767    353     Single Family
16767825  EMC MORTGAGE   9.750      0.0225   0.500    9.2275     20361101      216000     360     1855.78    355     Single Family
16789440  EMC MORTGAGE   8.590      0.0225   0.500    8.0675     20361101      207000     360      1531.7    355     Single Family
16811320  EMC MORTGAGE   8.790      0.0225   0.500    8.2675     20361001      202500     360     1529.35    354     Single Family
16811346  EMC MORTGAGE   12.125     0.0225   0.500    11.6025    20361001      189000     360     1962.28    354     Single Family
16814377  EMC MORTGAGE   8.390      0.0225   0.500    7.8675     20361201      189000     360     1369.76    356     Single Family
16814572  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20360501       58500     360      470.28    349     Single Family
16837504  WELLS FARGO    9.525      0.0225   0.250    9.2525     20350801       56700     360       477.8    340     Single Family
16838148  WELLS FARGO    8.950      0.0225   0.250    8.6775     20360715      148500     360     1189.53    351     Single Family
16840628  EMC MORTGAGE   8.850      0.0225   0.500    8.3275     20361201      229500     360     1821.89    356     Single Family
16853817  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20361201      160650     360     1235.26    356     Single Family
16854055  EMC MORTGAGE   7.340      0.0225   0.500    6.8175     20361201      418500     360     2559.82    356     Single Family
16854077  EMC MORTGAGE   9.850      0.0225   0.500    9.3275     20361201      720000     360     5954.13    356     Condominium
16966859  EMC MORTGAGE   7.950      0.0225   0.500    7.4275     20370101      297000     360     2053.94    357     Single Family
16969118  EMC MORTGAGE   8.900      0.0225   0.500    8.3775     20370101      487800     360     3617.85    357     2-4 Family
16969202  EMC MORTGAGE   8.350      0.0225   0.500    7.8275     20361201      262800     360     1896.64    356     Condominium
16969245  EMC MORTGAGE   8.300      0.0225   0.500    7.7775     20370101      180000     360     1358.61    357     Single Family
16969307  EMC MORTGAGE   9.750      0.0225   0.500    9.2275     20370101      202500     360     1679.86    357     Single Family
16969436  EMC MORTGAGE   11.750     0.0225   0.500    11.2275    20330801       54000     360      542.29    316     Single Family
16969441  EMC MORTGAGE   10.750     0.0225   0.500    10.2275    20330801       83700     360      774.15    316     Single Family
16969449  EMC MORTGAGE   7.750      0.0225   0.500    7.2275     20181001       33300     180      313.45    138     Single Family
16969455  EMC MORTGAGE   12.000     0.0225   0.500    11.4775    20331001      153000     360     1555.38    318     Single Family
16969522  EMC MORTGAGE   12.625     0.0225   0.500    12.1025    20341001       73800     360      784.81    330     Single Family
16969585  EMC MORTGAGE   10.375     0.0225   0.500    9.8525     20350301       53100     360      478.85    335     Single Family
16969591  EMC MORTGAGE   10.250     0.0225   0.500    9.7275     20350301      146700     360     1301.82    335     Townhouse
16969622  EMC MORTGAGE   7.750      0.0225   0.500    7.2275     20351101      228600     360     1476.37    343     Single Family
16969770  EMC MORTGAGE   7.000      0.0225   0.500    6.4775     20360701      347400     360     2311.27    351     Single Family
16969775  EMC MORTGAGE   7.950      0.0225   0.500    7.4275     20360701      256500     360     1699.31    351     Single Family
16992099  EMC MORTGAGE   7.490      0.0225   0.500    6.9675     20370101      652500     360     4557.91    357     2-4 Family
16992603  EMC MORTGAGE   7.950      0.0225   0.500    7.4275     20370101      486000     360     3219.75    357     Single Family
16993355  EMC MORTGAGE   8.590      0.0225   0.500    8.0675     20360901      432000     360     3196.58    353     Condominium
16993356  EMC MORTGAGE   8.475      0.0225   0.500    7.9525     20361001      107100     360      821.61    354     Single Family
16993376  EMC MORTGAGE   9.450      0.0225   0.500    8.9275     20361101      103500     360      866.52    355     Single Family
16993380  EMC MORTGAGE   9.600      0.0225   0.500    9.0775     20361101       75150     360      614.62    355     Single Family
16993391  EMC MORTGAGE   8.050      0.0225   0.500    7.5275     20361101      202500     360     1492.94    355     Condominium
16993405  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20361201      427500     360     3133.98    356     2-4 Family
16993736  EMC MORTGAGE   8.700      0.0225   0.500    8.1775     20360301      100800     360      754.34    347     Single Family
16993875  EMC MORTGAGE   9.900      0.0225   0.500    9.3775     20360301      101250     360      881.07    347     Single Family
16993924  EMC MORTGAGE   10.400     0.0225   0.500    9.8775     20360501       72900     360      661.41    349     Single Family
16994107  EMC MORTGAGE   7.150      0.0225   0.500    6.6275     20360601      306000     360     1823.25    350     Condominium
16994145  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20360601      138600     360     1165.43    350     Single Family
16994194  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20360601      486000     360     3745.08    350     Single Family
16994248  EMC MORTGAGE   9.990      0.0225   0.500    9.4675     20360701      139500     360     1223.19    351     Single Family
16994306  EMC MORTGAGE   9.200      0.0225   0.500    8.6775     20360701      124200     360     1017.27    351     Single Family
16994691  EMC MORTGAGE   9.000      0.0225   0.500    8.4775     20360101      264600     360     2129.03    345     PUD
16994733  EMC MORTGAGE   10.350     0.0225   0.500    9.8275     20360801      108900     360      983.96    352     Single Family
16994738  EMC MORTGAGE   9.750      0.0225   0.500    9.2275     20360901      369000     360     3061.07    353     Single Family
16994756  EMC MORTGAGE   10.575     0.0225   0.500    10.0525    20360101      131400     360     1175.39    345     Single Family
16996768  EMC MORTGAGE   8.650      0.0225   0.500    8.1275     20361201      288000     360     2104.28    356     Single Family
16997270  EMC MORTGAGE   7.875      0.0225   0.500    7.3525     20361001      170100     360     1233.35    354     Single Family
16998103  EMC MORTGAGE   7.700      0.0225   0.500    7.1775     20370101      355500     360     2331.35    357     Single Family
16998257  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20370101      396000     360     2686.82    357     Single Family
16999403  EMC MORTGAGE   9.550      0.0225   0.500    9.0275     20370101       90000     360      760.06    357     Single Family
16999469  EMC MORTGAGE   9.900      0.0225   0.500    9.3775     20370101      378000     360     3289.33    357     Single Family
16999525  EMC MORTGAGE   8.650      0.0225   0.500    8.1275     20370101      328500     360     2560.89    357     Single Family
16999846  EMC MORTGAGE   8.100      0.0225   0.500    7.5775     20370101      207000     360     1533.35    357     Single Family
17028652  EMC MORTGAGE   10.200     0.0225   0.500    9.6775     20370201       52200     360      465.83    358     Single Family
17028760  EMC MORTGAGE   6.250      0.0225   0.500    5.7275     20370201      162000     360      997.47    358     Single Family
17028999  EMC MORTGAGE   8.550      0.0225   0.500    8.0275     20370201      436500     360     3154.63    358     Condominium
17029023  EMC MORTGAGE   6.740      0.0225   0.500    6.2175     20370201      290700     360     1751.87    358     Single Family
17029254  EMC MORTGAGE   8.690      0.0225   0.500    8.1675     20370201       90000     360      660.46    358     Single Family
17029260  EMC MORTGAGE   10.300     0.0225   0.500    9.7775     20370201      540000     360     4662.65    358     PUD
17029366  EMC MORTGAGE   7.940      0.0225   0.500    7.4175     20370201      949500     360     6559.27    358     Single Family
17029598  EMC MORTGAGE   9.600      0.0225   0.500    9.0775     20370201      333000     360     2723.44    358     Single Family
17029694  EMC MORTGAGE   8.840      0.0225   0.500    8.3175     20370201      180000     360     1366.32    358     Single Family
17029782  EMC MORTGAGE   7.940      0.0225   0.500    7.4175     20370201      585000     360     4041.26    358     Single Family
17029882  EMC MORTGAGE   8.650      0.0225   0.500    8.1275     20370201      149400     360     1164.68    358     Single Family
17029893  EMC MORTGAGE   8.365      0.0225   0.500    7.8425     20370201      477000     360     3377.39    358     Single Family
17029952  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20370201      310500     360     2387.48    358     Single Family
17030081  EMC MORTGAGE   7.490      0.0225   0.500    6.9675     20370201      216000     360     1381.23    358     Single Family
17030108  EMC MORTGAGE   9.200      0.0225   0.500    8.6775     20370201      268672     360     2200.58    358     PUD
17030194  EMC MORTGAGE   8.590      0.0225   0.500    8.0675     20370201      148500     360     1151.33    358     PUD
17030229  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20370201      540000     360      4161.2    358     2-4 Family
17030281  EMC MORTGAGE   8.850      0.0225   0.500    8.3275     20370201      270000     360     2015.79    358     2-4 Family
17030333  EMC MORTGAGE   7.400      0.0225   0.500    6.8775     20370201      340200     360     2151.71    358     Single Family
17030349  EMC MORTGAGE   8.450      0.0225   0.500    7.9275     20370201      517500     360     3698.97    358     Single Family
17030361  EMC MORTGAGE   9.090      0.0225   0.500    8.5675     20370201      183600     360     1405.96    358     Single Family
17030908  EMC MORTGAGE   10.375     0.0225   0.500    9.8525     20210801       53100     180      480.78    172     Single Family
17031037  EMC MORTGAGE   10.550     0.0225   0.500    10.0275    20210901       67500     180      619.97    173     Single Family
17045997  EMC MORTGAGE   8.700      0.0225   0.500    8.1775     20370301      414000     360     3242.17    359     Single Family
17046111  EMC MORTGAGE   9.165      0.0225   0.500    8.6425     20370301      270000     360     2204.62    359     Single Family
17176726  WELLS FARGO    6.125      0.0225   0.250    5.8525     20350701      270000     360     1640.55    339     Single Family
17176728  WELLS FARGO    6.750      0.0225   0.250    6.4775     20350701      585000     360      3794.3    339     Single Family
17176731  WELLS FARGO    6.625      0.0225   0.250    6.3525     20350701      238500     360     1527.15    339     Single Family
17176736  WELLS FARGO    6.950      0.0225   0.250    6.6775     20200701      126000     180     1129.01    159     Single Family
17176744  WELLS FARGO    6.750      0.0225   0.250    6.4775     20350801       85500     360      554.56    340     Single Family
17176753  WELLS FARGO    7.625      0.0225   0.250    7.3525     20350901      126000     360      891.82    341     Single Family
17176759  WELLS FARGO    6.950      0.0225   0.250    6.6775     20351001      422100     360     2430.18    342     Single Family
17176766  WELLS FARGO    7.125      0.0225   0.250    6.8525     20351001      109800     360      739.74    342     Single Family
17176780  WELLS FARGO    8.375      0.0225   0.250    8.1025     20360101      276300     360     2100.08    345     Single Family
17176791  WELLS FARGO    8.125      0.0225   0.250    7.8525     20360301      432000     360     3207.59    347     Single Family
17176817  WELLS FARGO    9.875      0.0225   0.250    9.6025     20360401      144000     360     1250.43    348     Single Family
17176838  WELLS FARGO    8.625      0.0225   0.250    8.3525     20360401       54000     360      420.01    348     Single Family
17176884  WELLS FARGO    9.950      0.0225   0.250    9.6775     20360601      140400     360     1226.93    350     Single Family
17176923  WELLS FARGO    8.500      0.0225   0.250    8.2275     20360601      244530     360     1880.23    350     Single Family
17176925  WELLS FARGO    9.900      0.0225   0.250    9.6275     20360501       65700     360      571.72    349     Single Family
17176996  WELLS FARGO    8.250      0.0225   0.250    7.9775     20360601      453600     360     3407.75    350     2-4 Family
17177024  WELLS FARGO    8.740      0.0225   0.250    8.4675     20360601      604800     360     4404.96    350     Single Family
17177027  WELLS FARGO    9.250      0.0225   0.250    8.9775     20360601       99000     360      814.45    350     Single Family
17177030  WELLS FARGO    7.950      0.0225   0.250    7.6775     20360801       65700     360       479.8    352     Single Family
17177051  WELLS FARGO    9.750      0.0225   0.250    9.4775     20360801      115200     360      989.75    352     Single Family
17177073  WELLS FARGO    7.400      0.0225   0.250    7.1275     20360701      459000     360      2830.5    351     Single Family
17177086  WELLS FARGO    9.500      0.0225   0.250    9.2275     20360801      153000     360     1286.51    352     Single Family
17177121  WELLS FARGO    8.740      0.0225   0.250    8.4675     20360608       85500     360      672.02    350     Single Family
17177123  WELLS FARGO    10.250     0.0225   0.250    9.9775     20360801       36900     360      330.67    352     Single Family
17177130  WELLS FARGO    8.375      0.0225   0.250    8.1025     20360801      183600     360     1281.38    352     Single Family
17177132  WELLS FARGO    9.625      0.0225   0.250    9.3525     20360801      315000     360     2677.47    352     Single Family
17177161  WELLS FARGO    9.625      0.0225   0.250    9.3525     20360801       83700     360      711.45    352     Single Family
17177180  WELLS FARGO    10.250     0.0225   0.250    9.9775     20360801      162000     360     1451.69    352     Single Family
17177193  WELLS FARGO    9.125      0.0225   0.250    8.8525     20360901       90000     360      732.27    353     Single Family
17177202  WELLS FARGO    6.950      0.0225   0.250    6.6775     20360801      209700     360     1388.11    352     Single Family
17177219  WELLS FARGO    8.500      0.0225   0.250    8.2275     20360801      103500     360      795.83    352     Single Family
17177226  WELLS FARGO    9.250      0.0225   0.250    8.9775     20360801       72000     360      592.33    352     Single Family
17177230  WELLS FARGO    9.500      0.0225   0.250    9.2275     20360901      127800     360     1074.62    353     Single Family
17177242  WELLS FARGO    9.625      0.0225   0.250    9.3525     20360901       48150     360      409.27    353     Single Family
17177300  WELLS FARGO    8.750      0.0225   0.250    8.4775     20360901       98100     360      771.76    353     Single Family
17177314  WELLS FARGO    8.500      0.0225   0.250    8.2275     20360901      139500     360     1072.64    353     Single Family
17177366  WELLS FARGO    11.500     0.0225   0.250    11.2275    20360901       81450     360       806.6    353     Single Family
17177375  WELLS FARGO    8.950      0.0225   0.250    8.6775     20361001       85500     360      684.88    354     Single Family
17177392  WELLS FARGO    10.130     0.0225   0.250    9.8575     20360901       27000     360      239.45    353     Single Family
17177397  WELLS FARGO    7.750      0.0225   0.250    7.4775     20361001      224910     360     1611.29    354     Single Family
17177417  WELLS FARGO    9.950      0.0225   0.250    9.6775     20361001       40500     360      353.93    354     Single Family
17177473  WELLS FARGO    10.380     0.0225   0.250    10.1075    20360901      153000     360     1385.27    353     Single Family
17177526  WELLS FARGO    7.500      0.0225   0.250    7.2275     20361101      261000     360     1824.95    355     Single Family
17177529  WELLS FARGO    9.320      0.0225   0.250    9.0475     20360901      228600     360     1892.24    353     Single Family
17177583  WELLS FARGO    9.940      0.0225   0.250    9.6675     20360918      117000     360     1021.57    353     Single Family
17177681  WELLS FARGO    9.950      0.0225   0.250    9.6775     20361201       57600     360      503.36    356     Single Family
17177744  WELLS FARGO    9.875      0.0225   0.250    9.6025     20361201      153000     360     1328.58    356     Single Family
17177766  WELLS FARGO    9.950      0.0225   0.250    9.6775     20361201       88200     360      770.77    356     Single Family
15693278  EMC MORTGAGE   8.200      0.0225   0.500    7.6775     20350801       76500     360      572.03    340     Single Family
16771617  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20360901      279000     360     1975.91    353     Single Family
16970691  EMC MORTGAGE   9.200      0.0225   0.500    8.6775     20361201      135000     360     1105.72    356     Single Family
16997390  EMC MORTGAGE   10.000     0.0225   0.500    9.4775     20370101      675000     360     5923.61    357     2-4 Family
16997528  EMC MORTGAGE   10.375     0.0225   0.500    9.8525     20370101      220500     360     1996.43    357     Single Family
17011327  EMC MORTGAGE   8.775      0.0225   0.500    8.2525     20370101      432000     360     3257.65    357     Single Family
17039631  EMC MORTGAGE   7.540      0.0225   0.500    7.0175     20370301      138150     360      969.76    359     Single Family
17029960  EMC MORTGAGE   8.400      0.0225   0.500    7.8775     20370201      223200     360     1586.55    358     Single Family
17029918  EMC MORTGAGE   9.700      0.0225   0.500    9.1775     20370201      342000     360     2823.73    358     Single Family
16993959  EMC MORTGAGE   9.400      0.0225   0.500    8.8775     20360501      190000     360     1524.35    349     Townhouse
16101026  EMC MORTGAGE   10.375     0.0225   0.500    9.8525     20341001       40850     360      366.69    330     Single Family
16168281  EMC MORTGAGE   6.550      0.0225   0.500    6.0275     20350601   201718.82     360     1307.61    338     PUD
15745798  EMC MORTGAGE   7.500      0.0225   0.500    6.9775     20350901       82000     360      573.36    341     Single Family
16993308  EMC MORTGAGE   8.840      0.0225   0.500    8.3175     20360801      230000     360     1745.86    352     Single Family
16197335  EMC MORTGAGE   8.750      0.0225   0.500    8.2275     20350401     87231.2     337      696.24    336     Single Family
16969870  EMC MORTGAGE   6.000      0.0225   0.500    5.4775     20321001      101200     360      606.75    306     Single Family
16969738  EMC MORTGAGE   8.375      0.0225   0.500    7.8525     20360601      302000     360     2295.42    350     Single Family
16547887  EMC MORTGAGE   6.625      0.0225   0.500    6.1025     20331001       87800     360      562.19    318     Single Family
16299519  EMC MORTGAGE   8.950      0.0225   0.500    8.4275     20351001   261050.66     344      2110.8    342     Single Family
16629625  EMC MORTGAGE   7.625      0.0225   0.500    7.1025     20350701   117565.94     341      844.43    339     Single Family
16994620  EMC MORTGAGE   9.200      0.0225   0.500    8.6775     20360501      546250     360     4297.85    349     Single Family
15626799  EMC MORTGAGE   11.375     0.0225   0.500    10.8525    20370301    64026.88     360      627.96    359     Single Family
17177568  WELLS FARGO    7.875      0.0225   0.250    7.6025     20361101      155000     360     1123.86    355     Single Family
17177280  WELLS FARGO    9.790      0.0225   0.250    9.5175     20360705       76400     360      658.64    351     Single Family
16677091  EMC MORTGAGE   7.500      0.0225   0.500    6.9775     20330901   172421.58     318        1250    317     Single Family
16000470  EMC MORTGAGE   8.125      0.0225   0.500    7.6025     20370201   107366.98     360      797.19    358     Single Family
16994680  EMC MORTGAGE   6.990      0.0225   0.500    6.4675     20350601      170000     360     1129.87    338     Single Family
17030652  EMC MORTGAGE   9.625      0.0225   0.500    9.1025     20341201      140500     360      1182.2    332     Single Family
14766071  EMC MORTGAGE   8.440      0.0225   0.500    7.9175     20340801    133058.8     329     1039.45    328     Single Family
17176765  WELLS FARGO    8.125      0.0225   0.250    7.8525     20351101      107000     360      794.48    343     Single Family
16198026  EMC MORTGAGE   7.000      0.0225   0.500    6.4775     20351101    281980.3     345     1900.36    343     Single Family
16854856  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20361201      141000     360     1086.54    356     Single Family
11966607  EMC MORTGAGE   11.125     0.0225   0.500    10.6025    20370201    61220.29     360       588.8    358     Single Family
16682962  EMC MORTGAGE   10.150     0.0225   0.500    9.6275     20360305      125400     360      1114.4    347     Single Family
16983672  EMC MORTGAGE   9.800      0.0225   0.500    9.2775     20361101      102000     360      880.09    355     PUD
16998056  EMC MORTGAGE   7.700      0.0225   0.500    7.1775     20370101      364000     360     2595.18    357     Single Family
16993395  EMC MORTGAGE   10.450     0.0225   0.500    9.9275     20361101      121100     360     1103.23    355     Single Family
17177499  WELLS FARGO    8.660      0.0225   0.250    8.3875     20360801       86200     360       672.6    352     Single Family
16983683  EMC MORTGAGE   9.550      0.0225   0.500    9.0275     20361101       90000     360      760.06    355     Single Family
16993358  EMC MORTGAGE   10.150     0.0225   0.500    9.6275     20360901       91770     360      815.54    353     Single Family
16548051  EMC MORTGAGE   10.625     0.0225   0.500    10.1025    20350201      109600     360     1006.09    334     Single Family
16811343  EMC MORTGAGE   10.960     0.0225   0.500    10.4375    20360901       88300     360      838.23    353     Single Family
17028634  EMC MORTGAGE   10.540     0.0225   0.500    10.0175    20370201      149000     360     1367.42    358     Single Family
17176992  WELLS FARGO    8.950      0.0225   0.250    8.6775     20360701      189000     360     1513.95    351     Single Family
16994673  EMC MORTGAGE   6.500      0.0225   0.500    5.9775     20350601      180000     360     1137.73    338     Single Family
17177067  WELLS FARGO    9.625      0.0225   0.250    9.3525     20360701       75002     360      637.51    351     Single Family
16969561  EMC MORTGAGE   10.125     0.0225   0.500    9.6025     20350101      391240     360     3443.86    333     Single Family
17177225  WELLS FARGO    9.625      0.0225   0.250    9.3525     20360801      261332     360      2221.3    352     Single Family
17177751  WELLS FARGO    9.750      0.0225   0.250    9.4775     20361201      310122     360     2664.43    356     Single Family
17177520  WELLS FARGO    10.150     0.0225   0.250    9.8775     20361001      285265     360     2535.08    354     Single Family
15360945  EMC MORTGAGE   6.950      0.0225   0.500    6.4275     20350401      289750     360        1918    336     Single Family
15430797  EMC MORTGAGE   6.500      0.0225   0.500    5.9775     20321001      126350     360       894.5    306     Single Family
15431148  EMC MORTGAGE   8.550      0.0225   0.500    8.0275     20350601      134900     360     1042.05    338     Single Family
15613893  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20350601       87875     360      675.69    338     Single Family
15645972  EMC MORTGAGE   8.350      0.0225   0.500    7.8275     20350801       58330     360      405.88    340     Single Family
15947308  EMC MORTGAGE   10.050     0.0225   0.500    9.5275     20350501      228000     360      2009.3    337     Single Family
16203325  WELLS FARGO    9.125      0.0225   0.250    8.8525     20350901       83125     360      676.34    341     Single Family
16321994  EMC MORTGAGE   9.625      0.0225   0.500    9.1025     20360601      101650     360      864.01    350     Single Family
16348406  EMC MORTGAGE   6.875      0.0225   0.500    6.3525     20360701      446500     360      2557.9    351     Single Family
16651488  EMC MORTGAGE   10.750     0.0225   0.500    10.2275    20361001      117800     360     1070.09    354     Townhouse
16677396  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20360601      304000     360      2337.5    350     Single Family
16677401  EMC MORTGAGE   8.125      0.0225   0.500    7.6025     20360601      123500     360      916.99    350     Single Family
16682164  EMC MORTGAGE   7.290      0.0225   0.500    6.7675     20360901      655500     360     3981.39    353     Single Family
16682165  EMC MORTGAGE   9.750      0.0225   0.500    9.2275     20360801      133000     360     1103.32    352     Single Family
16682225  EMC MORTGAGE   7.750      0.0225   0.500    7.2275     20350601      141550     360     1014.09    338     Condominium
16683512  EMC MORTGAGE   9.000      0.0225   0.500    8.4775     20360601      224200     360     1803.97    350     PUD
16683544  EMC MORTGAGE   8.800      0.0225   0.500    8.2775     20360801      166250     360     1313.84    352     2-4 Family
16705578  WELLS FARGO    8.250      0.0225   0.250    7.9775     20360501       95000     360      713.71    349     Single Family
16720939  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20361101      251750     360     1730.78    355     Single Family
16789331  EMC MORTGAGE   8.850      0.0225   0.500    8.3275     20361101      218500     360     1660.24    355     PUD
16811338  EMC MORTGAGE   8.175      0.0225   0.500    7.6525     20360901      205200     360     1397.93    353     Single Family
16824464  EMC MORTGAGE   9.850      0.0225   0.500    9.3275     20360801      136800     360     1185.39    352     Single Family
16837998  WELLS FARGO    9.250      0.0225   0.250    8.9775     20360701      109155     360         898    351     Single Family
16849741  EMC MORTGAGE   9.625      0.0225   0.500    9.1025     20370101      163400     360     1339.56    357     Single Family
16853529  EMC MORTGAGE   7.500      0.0225   0.500    6.9775     20361201      185250     360     1219.08    356     PUD
16854970  EMC MORTGAGE   9.000      0.0225   0.500    8.4775     20361201      139650     360     1123.66    356     Single Family
16969470  EMC MORTGAGE   11.625     0.0225   0.500    11.1025    20331101       52250     360      519.95    319     Single Family
16969508  EMC MORTGAGE   10.375     0.0225   0.500    9.8525     20340901      186200     360     1669.03    329     Single Family
16969608  EMC MORTGAGE   6.950      0.0225   0.500    6.4275     20350801      113050     360      748.34    340     Single Family
16983742  EMC MORTGAGE   8.300      0.0225   0.500    7.7775     20361101      294500     360     2114.28    355     PUD
16983846  EMC MORTGAGE   8.875      0.0225   0.500    8.3525     20361101       95950     360      763.42    355     Single Family
16993327  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20360901      232750     360     1793.56    353     Single Family
16994274  EMC MORTGAGE   7.690      0.0225   0.500    7.1675     20360701      275500     360     1851.79    351     PUD
16994672  EMC MORTGAGE   8.750      0.0225   0.500    8.2275     20350801      327750     360      2355.7    340     2-4 Family
16994741  EMC MORTGAGE   9.990      0.0225   0.500    9.4675     20360901      110200     360      966.27    353     Single Family
17028770  EMC MORTGAGE   8.150      0.0225   0.500    7.6275     20370201      384750     360     2718.62    358     Single Family
17028784  EMC MORTGAGE   9.140      0.0225   0.500    8.6175     20370201      368600     360     2883.03    358     Single Family
17028828  EMC MORTGAGE   10.400     0.0225   0.500    9.8775     20370201      146300     360     1327.34    358     Single Family
17029474  EMC MORTGAGE   9.490      0.0225   0.500    8.9675     20370201      237500     360      1995.3    358     Condominium
17029728  EMC MORTGAGE   8.600      0.0225   0.500    8.0775     20370201      251750     360     1864.74    358     Single Family
17029981  EMC MORTGAGE   8.690      0.0225   0.500    8.1675     20370201      277400     360      2073.8    358     Single Family
17030057  EMC MORTGAGE   9.600      0.0225   0.500    9.0775     20370201      164825     360     1348.02    358     Single Family
17030221  EMC MORTGAGE   9.250      0.0225   0.500    8.7275     20370201      171000     360     1406.78    358     Condominium
17030262  EMC MORTGAGE   8.500      0.0225   0.500    7.9775     20220201      106400     180     1047.77    178     Single Family
17030657  EMC MORTGAGE   11.000     0.0225   0.500    10.4775    20350101       58900     360      552.32    333     Single Family
17030919  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20360801       42940     360      361.07    352     Single Family
17030983  EMC MORTGAGE   9.875      0.0225   0.500    9.3525     20360901       75525     360      655.83    353     Single Family
17031083  EMC MORTGAGE   8.125      0.0225   0.500    7.6025     20361001      309700     360     2182.49    354     Single Family
17176870  WELLS FARGO    8.875      0.0225   0.250    8.6025     20360501      391400     360     3114.16    349     Single Family
17176946  WELLS FARGO    9.400      0.0225   0.250    9.1275     20360601      135850     360      1132.4    350     Single Family
17177025  WELLS FARGO    10.750     0.0225   0.250    10.4775    20360801       61750     360      576.43    352     Single Family
17177104  WELLS FARGO    9.125      0.0225   0.250    8.8525     20360701      177840     360     1446.97    351     Single Family
17177133  WELLS FARGO    10.130     0.0225   0.250    9.8575     20360801       51300     360      454.95    352     Single Family
17177140  WELLS FARGO    7.950      0.0225   0.250    7.6775     20360801      137655     360     1005.27    352     Single Family
17177151  WELLS FARGO    9.625      0.0225   0.250    9.3525     20360801      133000     360     1130.49    352     Single Family
17177153  WELLS FARGO    8.700      0.0225   0.250    8.4275     20360801       80750     360      632.38    352     Single Family
17177165  WELLS FARGO    8.250      0.0225   0.250    7.9775     20360801      115900     360      870.72    352     Single Family
17177168  WELLS FARGO    10.900     0.0225   0.250    10.6275    20360701      194750     360     1768.97    351     Single Family
17177174  WELLS FARGO    9.875      0.0225   0.250    9.6025     20360801       38000     360      329.98    352     Single Family
17177199  WELLS FARGO    10.230     0.0225   0.250    9.9575     20360801      207100     360     1851.98    352     Single Family
17177201  WELLS FARGO    9.990      0.0225   0.250    9.7175     20360801      128250     360     1124.54    352     Single Family
17177212  WELLS FARGO    10.880     0.0225   0.250    10.6075    20360801      127300     360      1200.3    352     Single Family
17177224  WELLS FARGO    9.350      0.0225   0.250    9.0775     20360801      152000     360      1261.5    352     Single Family
17177228  WELLS FARGO    7.875      0.0225   0.250    7.6025     20360901      185250     360      1343.2    353     Single Family
17177233  WELLS FARGO    9.500      0.0225   0.250    9.2275     20360801       80750     360      678.99    352     Single Family
17177247  WELLS FARGO    10.630     0.0225   0.250    10.3575    20360901       66975     360      618.92    353     Single Family
17177249  WELLS FARGO    8.500      0.0225   0.250    8.2275     20360901      104500     360      803.52    353     2-4 Family
17177276  WELLS FARGO    10.400     0.0225   0.250    10.1275    20360901      160075     360     1452.31    353     Condominium
17177289  WELLS FARGO    9.250      0.0225   0.250    8.9775     20360901      403750     360     3321.56    353     2-4 Family
17177304  WELLS FARGO    9.950      0.0225   0.250    9.6775     20360901       51205     360      447.47    353     Single Family
17177311  WELLS FARGO    9.500      0.0225   0.250    9.2275     20360901      127300     360     1070.41    353     Single Family
17177323  WELLS FARGO    9.250      0.0225   0.250    8.9775     20360901      104500     360       859.7    353     Single Family
17177337  WELLS FARGO    9.750      0.0225   0.250    9.4775     20360901      218500     360     1877.26    353     Single Family
17177339  WELLS FARGO    7.875      0.0225   0.250    7.6025     20360901      327750     360     2376.42    353     Single Family
17177370  WELLS FARGO    9.870      0.0225   0.250    9.5975     20360901      166155     360     1442.19    353     Single Family
17177379  WELLS FARGO    9.500      0.0225   0.250    9.2275     20361001      200393     360     1685.02    354     Single Family
17177383  WELLS FARGO    8.750      0.0225   0.250    8.4775     20360901      142500     360     1121.05    353     Single Family
17177402  WELLS FARGO    9.500      0.0225   0.250    9.2275     20361001      113905     360      957.78    354     Single Family
17177410  WELLS FARGO    9.250      0.0225   0.250    8.9775     20361001       50350     360      414.22    354     Single Family
17177427  WELLS FARGO    11.630     0.0225   0.250    11.3575    20360901       59375     360      593.66    353     Single Family
17177440  WELLS FARGO    11.250     0.0225   0.250    10.9775    20211101       24700     180      284.63    175     Single Family
17177454  WELLS FARGO    9.500      0.0225   0.250    9.2275     20361001       61750     360      519.23    354     Condominium
17177475  WELLS FARGO    10.380     0.0225   0.250    10.1075    20361001      109155     360       988.3    354     Single Family
17177522  WELLS FARGO    8.875      0.0225   0.250    8.6025     20361001       80750     360      642.49    354     Single Family
17177563  WELLS FARGO    9.750      0.0225   0.250    9.4775     20361001      104500     360      897.82    354     Single Family
17177567  WELLS FARGO    11.500     0.0225   0.250    11.2275    20361001       89300     360      884.34    354     Single Family
17177572  WELLS FARGO    9.950      0.0225   0.250    9.6775     20361101       63555     360       555.4    355     Single Family
17177602  WELLS FARGO    10.380     0.0225   0.250    10.1075    20361101       71250     360      645.11    355     Single Family
17177637  WELLS FARGO    9.375      0.0225   0.250    9.1025     20361101      115900     360         964    355     Single Family
17177673  WELLS FARGO    10.380     0.0225   0.250    10.1075    20361201      137750     360      1247.2    356     Single Family
17177732  WELLS FARGO    8.625      0.0225   0.250    8.3525     20361201      184300     360     1433.47    356     Single Family
17177750  WELLS FARGO    7.950      0.0225   0.250    7.6775     20361201      332500     360     2202.81    356     2-4 Family
17177759  WELLS FARGO    8.750      0.0225   0.250    8.4775     20461201       81700     480      614.53    476     Single Family
16804299  EMC MORTGAGE   9.125      0.0225   0.500    8.6025     20361001      394250     360     3207.75    354     Single Family
17035872  EMC MORTGAGE   9.850      0.0225   0.500    9.3275     20370201      688750     360     5653.49    358     Single Family
17036892  EMC MORTGAGE   8.990      0.0225   0.500    8.4675     20370301      262200     360      2020.5    359     Single Family
17029440  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20370201      256500     360     1740.33    358     Single Family
11972162  EMC MORTGAGE   8.875      0.0225   0.500    8.3525     20300801    33302.93     281      281.85    280     Single Family
16683534  EMC MORTGAGE   8.100      0.0225   0.500    7.5775     20360701       88700     360      657.05    351     Single Family
15947661  EMC MORTGAGE   8.400      0.0225   0.500    7.8775     20350401   150700.68     338     1165.17    336     Single Family
11986900  EMC MORTGAGE   9.875      0.0225   0.500    9.3525     20280701    68766.57     309      607.11    255     Single Family
16994307  EMC MORTGAGE   7.350      0.0225   0.500    6.8275     20360701      142000     360      978.35    351     Single Family
16969879  EMC MORTGAGE   7.125      0.0225   0.500    6.6025     20311001      131483     360      785.85    294     Single Family
15202582  EMC MORTGAGE   12.125     0.0225   0.500    11.6025    20280401    83251.46     253      912.94    252     Single Family
16994165  EMC MORTGAGE   8.200      0.0225   0.500    7.6775     20360601      440000     360     3006.67    350     Single Family
16993879  EMC MORTGAGE   9.550      0.0225   0.500    9.0275     20360401       87235     360      736.71    348     Single Family
16773511  EMC MORTGAGE   7.750      0.0225   0.500    7.2275     20331101       66950     360      479.64    319     Single Family
15843047  EMC MORTGAGE   12.875     0.0225   0.500    12.3525    20331101   123559.13     320     1370.75    319     Single Family
16993410  EMC MORTGAGE   8.750      0.0225   0.500    8.2275     20370101      184900     360     1348.23    357     Single Family
16824452  EMC MORTGAGE   7.150      0.0225   0.500    6.6275     20340301    62389.99     330      432.68    323     Single Family
11967034  EMC MORTGAGE   12.500     0.0225   0.500    11.9775    20150501    39491.68     133      549.98     97     Single Family
16993340  EMC MORTGAGE   9.350      0.0225   0.500    8.8275     20360901      450000     360     3592.85    353     Single Family
16993374  EMC MORTGAGE   9.850      0.0225   0.500    9.3275     20361101      211000     360     1828.34    355     Single Family
16969381  EMC MORTGAGE   5.750      0.0225   0.500    5.2275     20340301      263385     360     1537.04    323     Single Family
12040538  EMC MORTGAGE   9.875      0.0225   0.500    9.3525     20280901    58818.03     259      497.44    257     Single Family
16175515  EMC MORTGAGE   6.125      0.0225   0.500    5.6025     20350701     44153.5     341      273.57    339     Single Family
16683541  EMC MORTGAGE   9.250      0.0225   0.500    8.7275     20360701       55000     360      452.48    351     Single Family
16773486  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20361001      285000     360     2308.68    354     2-4 Family
16548040  EMC MORTGAGE   10.950     0.0225   0.500    10.4275    20350101   112970.66     333     1105.12    333     Single Family
15716853  EMC MORTGAGE   6.500      0.0225   0.500    5.9775     20320901      112238     360      709.42    305     Single Family
16568360  EMC MORTGAGE   6.625      0.0225   0.500    6.1025     20340501       89594     360      573.68    325     Single Family
17045976  EMC MORTGAGE   8.300      0.0225   0.500    7.7775     20370301      210000     360     1585.05    359     Single Family
16993388  EMC MORTGAGE   8.900      0.0225   0.500    8.3775     20361101      299500     360      2287.2    355     PUD
16547898  EMC MORTGAGE   6.125      0.0225   0.500    5.6025     20350801   153286.84     341      949.76    340     Single Family
16683351  EMC MORTGAGE   9.500      0.0225   0.500    8.9775     20360501       93000     360         782    349     Single Family
16682332  EMC MORTGAGE   8.750      0.0225   0.500    8.2275     20360801    92115.91     360      691.32    352     Single Family
16683447  EMC MORTGAGE   9.850      0.0225   0.500    9.3275     20360501      106000     360       918.5    349     Single Family
16994214  EMC MORTGAGE   8.350      0.0225   0.500    7.8275     20360601      125000     360      947.89    350     Single Family
16101042  EMC MORTGAGE   7.625      0.0225   0.500    7.1025     20350401    163923.6     338     1180.35    336     PUD
16983603  EMC MORTGAGE   9.100      0.0225   0.500    8.5775     20460901      267500     480     2084.01    473     Single Family
14856733  EMC MORTGAGE   8.750      0.0225   0.500    8.2275     20340901      141831     360     1115.79    329     Single Family
15559065  EMC MORTGAGE   9.750      0.0225   0.500    9.2275     20350701      127900     360     1039.19    339     PUD
16559239  EMC MORTGAGE   8.125      0.0225   0.500    7.6025     20360201      450000     360     3171.19    346     Single Family
16629532  EMC MORTGAGE   10.500     0.0225   0.500    9.9775     20341201       87000     360      788.44    332     Single Family
16682162  EMC MORTGAGE   8.190      0.0225   0.500    7.6675     20360901      320000     360        2184    353     Single Family
16682171  EMC MORTGAGE   8.350      0.0225   0.500    7.8275     20360901      120000     360      909.97    353     Single Family
16682204  EMC MORTGAGE   8.150      0.0225   0.500    7.6275     20350418      197600     360     1341.96    336     Single Family
16682209  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20350423       70000     360      525.89    336     Single Family
16682521  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20351101      108900     360      725.03    343     Single Family
16682842  EMC MORTGAGE   10.450     0.0225   0.500    9.9275     20360101       50000     360      455.51    345     Single Family
16683116  EMC MORTGAGE   9.750      0.0225   0.500    9.2275     20360401      228400     360     1962.31    348     Single Family
16683142  EMC MORTGAGE   7.450      0.0225   0.500    6.9275     20360401      104500     360      727.11    348     Single Family
16683251  EMC MORTGAGE   9.250      0.0225   0.500    8.7275     20360501       65000     360      534.74    349     Single Family
16683477  EMC MORTGAGE   9.200      0.0225   0.500    8.6775     20360601      145000     360     1187.63    350     Single Family
16705543  WELLS FARGO    8.875      0.0225   0.250    8.6025     20360401       72000     360      572.87    348     Single Family
16719278  EMC MORTGAGE   9.900      0.0225   0.500    9.3775     20360901      129000     360     1122.55    353     PUD
16719441  EMC MORTGAGE   8.640      0.0225   0.500    8.1175     20361101      185000     360     1440.89    355     Single Family
16720116  EMC MORTGAGE   9.250      0.0225   0.500    8.7275     20361101      155000     360     1275.15    355     Single Family
16722555  EMC MORTGAGE   9.875      0.0225   0.500    9.3525     20331101      128000     360     1106.29    319     Single Family
16766048  EMC MORTGAGE   9.650      0.0225   0.500    9.1275     20351201      185000     360     1575.87    344     Single Family
16773463  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20360501      255000     360     1821.05    349     PUD
16773466  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20360501      461000     360     3292.18    349     2-4 Family
16773471  EMC MORTGAGE   7.375      0.0225   0.500    6.8525     20360501      540000     360     3318.75    349     2-4 Family
16814371  EMC MORTGAGE   8.880      0.0225   0.500    8.3575     20361101      598000     360     4557.57    355     Single Family
16837975  WELLS FARGO    9.250      0.0225   0.250    8.9775     20360701      220000     360     1809.89    351     Single Family
16838162  WELLS FARGO    9.950      0.0225   0.250    9.6775     20360801       28000     360      244.69    352     Single Family
16969491  EMC MORTGAGE   10.750     0.0225   0.500    10.2275    20340901      240000     360     2218.18    329     PUD
16969512  EMC MORTGAGE   11.125     0.0225   0.500    10.6025    20341001      212000     360     2015.06    330     Single Family
16969526  EMC MORTGAGE   11.000     0.0225   0.500    10.4775    20341101       82500     360      779.44    331     Single Family
16983602  EMC MORTGAGE   9.250      0.0225   0.500    8.7275     20460901      375000     480     2964.98    473     Single Family
16983697  EMC MORTGAGE   10.500     0.0225   0.500    9.9775     20361101       97500     360      891.88    355     Single Family
16983704  EMC MORTGAGE   8.300      0.0225   0.500    7.7775     20361101      300000     360     2153.76    355     Single Family
16983731  EMC MORTGAGE   10.300     0.0225   0.500    9.7775     20460801      197000     480     1719.35    472     Single Family
16993088  EMC MORTGAGE   8.250      0.0225   0.500    7.7275     20370101      575000     360     4019.01    357     Single Family
16993097  EMC MORTGAGE   9.550      0.0225   0.500    9.0275     20370101      121500     360      966.94    357     Single Family
16993321  EMC MORTGAGE   9.200      0.0225   0.500    8.6775     20360801       85000     360      668.78    352     Condominium
16993334  EMC MORTGAGE   9.800      0.0225   0.500    9.2775     20360901      115000     360      958.49    353     Single Family
16993338  EMC MORTGAGE   10.600     0.0225   0.500    10.0775    20360901      272000     360     2438.46    353     Single Family
16993378  EMC MORTGAGE   9.600      0.0225   0.500    9.0775     20361201      460000     360     3762.11    356     Single Family
16993379  EMC MORTGAGE   10.250     0.0225   0.500    9.7275     20361101      110000     360      955.71    355     Single Family
16993411  EMC MORTGAGE   9.295      0.0225   0.500    8.7725     20361201      125000     360      992.69    356     Single Family
16993865  EMC MORTGAGE   9.490      0.0225   0.500    8.9675     20360401      235000     360     1914.58    348     Single Family
16994172  EMC MORTGAGE   8.675      0.0225   0.500    8.1525     20360601      122000     360      953.25    350     Townhouse
16994291  EMC MORTGAGE   9.150      0.0225   0.500    8.6275     20360701      150000     360     1223.16    351     Single Family
16997497  EMC MORTGAGE   9.000      0.0225   0.500    8.4775     20370101       93000     360       748.3    357     Single Family
17029685  EMC MORTGAGE   6.890      0.0225   0.500    6.3675     20370201      275000     360     1809.32    358     PUD
17029870  EMC MORTGAGE   7.990      0.0225   0.500    7.4675     20370201      390000     360     2858.97    358     PUD
17030536  EMC MORTGAGE   9.900      0.0225   0.500    9.3775     20370201      127500     360      1109.5    358     PUD
17030686  EMC MORTGAGE   10.500     0.0225   0.500    9.9775     20350201      210000     360     1901.56    334     Single Family
17031012  EMC MORTGAGE   9.300      0.0225   0.500    8.7775     20360601      136000     360     1123.77    350     Single Family
17031869  EMC MORTGAGE   9.250      0.0225   0.500    8.7275     20370201      175000     360     1439.69    358     PUD
17176719  WELLS FARGO    9.125      0.0225   0.250    8.8525     20350701      135000     360     1098.41    339     Single Family
17176789  WELLS FARGO    7.875      0.0225   0.250    7.6025     20360101      225000     360     1631.41    345     Single Family
17176999  WELLS FARGO    9.375      0.0225   0.250    9.1025     20360801      285000     360     2370.49    352     Single Family
17177136  WELLS FARGO    8.950      0.0225   0.250    8.6775     20360801      170000     360     1361.75    352     Single Family
17177208  WELLS FARGO    8.950      0.0225   0.250    8.6775     20360801      248000     360     1986.55    352     Single Family
17177222  WELLS FARGO    8.500      0.0225   0.250    8.2275     20360801      215900     360     1660.09    352     Single Family
17177243  WELLS FARGO    8.375      0.0225   0.250    8.1025     20360901      114000     360      866.49    353     Single Family
17177268  WELLS FARGO    9.990      0.0225   0.250    9.7175     20360901      167000     360     1464.31    353     Single Family
17177270  WELLS FARGO    8.375      0.0225   0.250    8.1025     20360801      225000     360     1710.17    352     Single Family
17177278  WELLS FARGO    10.880     0.0225   0.250    10.6075    20360901       32805     360      309.32    353     Single Family
17177303  WELLS FARGO    11.130     0.0225   0.250    10.8575    20360901       98900     360      951.21    353     Single Family
17177307  WELLS FARGO    9.125      0.0225   0.250    8.8525     20360901      367000     360     2986.04    353     2-4 Family
17177327  WELLS FARGO    9.950      0.0225   0.250    9.6775     20360901       57000     360      498.12    353     Single Family
17177345  WELLS FARGO    9.950      0.0225   0.250    9.6775     20360901      181100     360      1582.6    353     Single Family
17177376  WELLS FARGO    10.880     0.0225   0.250    10.6075    20360901       68000     360      641.17    353     Single Family
17177414  WELLS FARGO    8.500      0.0225   0.250    8.2275     20360901      153000     360     1176.44    353     Single Family
17177449  WELLS FARGO    9.875      0.0225   0.250    9.6025     20361001       58000     360      503.65    354     Single Family
17177462  WELLS FARGO    8.875      0.0225   0.250    8.6025     20361001      132500     360     1054.23    354     Single Family
17177463  WELLS FARGO    9.500      0.0225   0.250    9.2275     20361001      194990     360     1639.59    354     Single Family
17177488  WELLS FARGO    10.500     0.0225   0.250    10.2275    20361001       52000     360      475.67    354     Single Family
17177564  WELLS FARGO    9.200      0.0225   0.250    8.9275     20361001       94000     360      769.91    354     Single Family
17177579  WELLS FARGO    9.375      0.0225   0.250    9.1025     20361001      149000     360     1239.31    354     Single Family
17177596  WELLS FARGO    8.750      0.0225   0.250    8.4775     20361101      189950     360     1494.34    355     Single Family
17177682  WELLS FARGO    10.500     0.0225   0.250    10.2275    20361201       61100     360      558.91    356     Single Family
17177692  WELLS FARGO    9.950      0.0225   0.250    9.6775     20361201       80000     360      699.11    356     Single Family
17177733  WELLS FARGO    9.125      0.0225   0.250    8.8525     20361201      192100     360     1562.99    356     Single Family
17177739  WELLS FARGO    8.375      0.0225   0.250    8.1025     20361201      315000     360     2394.23    356     Single Family
17177770  WELLS FARGO    7.950      0.0225   0.250    7.6775     20461201      155000     480     1071.93    476     Single Family
16997552  EMC MORTGAGE   9.000      0.0225   0.500    8.4775     20370101      295000     360     2373.64    357     PUD
16997562  EMC MORTGAGE   9.875      0.0225   0.500    9.3525     20370101      345000     360     2995.81    357     Single Family
17040080  EMC MORTGAGE   9.400      0.0225   0.500    8.8775     20370301      138000     360     1150.33    359     Single Family
16993415  EMC MORTGAGE   12.375     0.0225   0.500    11.8525    20340203      142900     360     1488.88    322     Single Family
16683137  EMC MORTGAGE   8.550      0.0225   0.500    8.0275     20360301   161349.03     348     1255.76    347     Single Family
15947403  EMC MORTGAGE   8.700      0.0225   0.500    8.1775     20350601    181221.3     339     1438.09    338     PUD
16969376  EMC MORTGAGE   6.750      0.0225   0.500    6.2275     20341001   126018.56     360      817.35    330     Single Family
15026433  EMC MORTGAGE   9.490      0.0225   0.500    8.9675     20341101   151644.12     345     1280.15    331     Single Family
15897375  EMC MORTGAGE   10.050     0.0225   0.500    9.5275     20351001    64234.46     344      570.33    342     Single Family
15574166  EMC MORTGAGE   13.750     0.0225   0.500    13.2275    20331101    37552.91     319      441.96    319     Condominium
11823270  EMC MORTGAGE   7.000      0.0225   0.500    6.4775     20361101   141597.03     360      942.05    355     Single Family






Page 2


LOAN_      LIEN     BALLOON     AMORT_   MARGIN   ADJ_     NEXT_     PER_     MIN_     MAX_     CLTV     CUT-OFF   SIMPLE  NEG_AM
SEQ                             TYPE              FREQ     RATE_     RATE_    RATE     RATE
                                                           ADJ_      CAP
                                                           DATE1
-----------------------------------------------------------------------------------------------------------------------------------
16994116   1STLIEN  No          ARM      4.980    6.000    20090601  1.000    4.980    13.700   22.38    4/1/2007             N
16708909   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    25.13    4/1/2007             N
17029214   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    25.90    4/1/2007             N
16969531   1STLIEN  No          ARM      3.875    6.000    20070501  1.000    3.875    12.125   27.46    4/1/2007             N
12637108   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    33.33    4/1/2007             N
16200566   1STLIEN  Balloon     ARM      7.630    6.000    20080401  1.500    7.630    16.500   33.61    4/1/2007             N
17028847   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    14.790   34.03    4/1/2007             N
17030119   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    34.38    4/1/2007             N
17037335   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    34.62    4/1/2007             N
17028867   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    35.11    4/1/2007             N
17030091   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    35.14    4/1/2007             N
16721246   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    35.83    4/1/2007             N
16814470   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    36.36    4/1/2007             N
16997299   1STLIEN  No          ARM      4.875    6.000    20090101  1.000    4.875    14.625   37.38    4/1/2007             N
17028588   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    38.06    4/1/2007             N
17176981   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    38.36    4/1/2007             N
16969440   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    39.22    4/1/2007             N
16720684   1STLIEN  Balloon     ARM      5.250    6.000    20081101  2.000    5.250    13.250   42.15    4/1/2007             N
17045942   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    42.44    4/1/2007             N
17177425   1STLIEN  No          ARM      4.000    6.000    20081001  1.000    4.000    22.250   42.86    4/1/2007             N
17028687   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    44.88    4/1/2007             N
17177246   1STLIEN  No          ARM      4.000    6.000    20080901  1.000    4.000    24.375   44.91    4/1/2007             N
15924058   1STLIEN  No          ARM      4.375    12.000   20071201  2.000    4.375    12.875   45.00    4/1/2007             N
16719596   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    46.15    4/1/2007             N
16766136   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    46.25    4/1/2007             N
16969442   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    46.27    4/1/2007             N
15986801   1STLIEN  No          ARM      8.250    6.000    20070801  1.000    8.250    16.250   46.32    4/1/2007             N
16766269   1STLIEN  No          ARM      5.990    6.000    20081001  2.000    5.990    13.040   47.22    4/1/2007             N
15473415   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    47.62    4/1/2007             N
16606258   1STLIEN  No          ARM      9.050    6.000    20080601  1.000    9.050    14.050   47.87    4/1/2007             N
16802319   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    48.48    4/1/2007             N
17176953   1STLIEN  No          ARM      4.000    6.000    20080601  1.000    4.000    19.750   48.84    4/1/2007             N
16969672   1STLIEN  No          ARM      2.750    12.000   20160401  2.000    2.750    11.125   48.84    4/1/2007             N
15396535   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    50.00    4/1/2007             N
16383450   1STLIEN  No          ARM      8.000    6.000    20080701  1.000    8.000    16.990   50.00    4/1/2007             N
16969403   1STLIEN  No          ARM      5.750    6.000    20070901  1.000    5.750    13.950   50.00    4/1/2007             N
16983779   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    50.00    4/1/2007             N
17029220   1STLIEN  No          ARM      5.990    6.000    20090201  1.000    5.990    13.490   50.12    4/1/2007             N
16766212   1STLIEN  No          ARM      5.990    6.000    20080601  1.000    5.990    13.450   50.13    4/1/2007             N
17029246   1STLIEN  Balloon     ARM      5.990    6.000    20090201  1.000    5.990    14.100   50.42    4/1/2007             N
17030663   1STLIEN  No          ARM      3.500    6.000    20070701  1.000    3.500    11.750   50.97    4/1/2007             N
17177290   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    25.625   51.28    4/1/2007             N
17030414   1STLIEN  Balloon     ARM      5.990    6.000    20090201  1.000    5.990    12.680   52.48    4/1/2007             N
16607700   1STLIEN  Balloon     ARM      7.940    6.000    20080901  1.000    7.940    12.940   52.58    4/1/2007             N
16722522   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    52.73    4/1/2007             N
17176863   1STLIEN  No          ARM      5.000    6.000    20080501  1.000    5.000    19.950   52.74    4/1/2007             N
16766259   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    53.13    4/1/2007             N
17029377   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    53.30    4/1/2007             N
16814450   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    53.85    4/1/2007             N
16789250   1STLIEN  Balloon     ARM      5.250    6.000    20081101  1.000    5.250    15.250   54.34    4/1/2007             N
16765896   1STLIEN  No          ARM      5.990    6.000    20070701  3.000    5.990    14.840   54.69    4/1/2007             N
17177239   1STLIEN  No          ARM      4.000    6.000    20090901  1.000    4.000    23.950   55.16    4/1/2007             N
16994065   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    55.25    4/1/2007             N
16683348   1STLIEN  Balloon     ARM      5.460    6.000    20090501  3.000    5.460    14.100   55.79    4/1/2007             N
16766237   1STLIEN  Balloon     ARM      5.990    6.000    20080701  2.000    5.990    12.640   55.82    4/1/2007             N
16773529   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    56.45    4/1/2007             N
16773530   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    56.45    4/1/2007             N
17029736   1STLIEN  Balloon     ARM      5.990    6.000    20090201  1.000    5.990    14.140   56.74    4/1/2007             N
16969443   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    57.28    4/1/2007             N
16721326   1STLIEN  Balloon     ARM      5.990    6.000    20081101  1.000    5.990    13.440   57.30    4/1/2007             N
17029571   1STLIEN  No          ARM      5.990    6.000    20090201  1.000    5.990    15.440   57.41    4/1/2007             N
17177313   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    22.400   57.45    4/1/2007             N
16766263   1STLIEN  No          ARM      5.990    6.000    20080901  2.000    5.990    14.940   57.59    4/1/2007             N
16998868   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    57.86    4/1/2007             N
16994084   1STLIEN  Balloon     ARM      4.320    6.000    20080601  1.000    4.320    13.040   57.96    4/1/2007             N
16969473   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    58.08    4/1/2007             N
17029450   1STLIEN  Balloon     ARM      5.990    6.000    20090201  1.000    5.990    13.700   58.14    4/1/2007             N
16814519   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    58.32    4/1/2007             N
16998031   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    58.41    4/1/2007             N
17176724   1STLIEN  No          ARM      5.000    6.000    20070701  1.000    5.000    21.750   58.53    4/1/2007             N
16766242   1STLIEN  No          ARM      5.990    6.000    20080701  1.000    5.990    11.250   58.67    4/1/2007             N
15986759   1STLIEN  No          ARM      4.375    6.000    20070801  1.000    4.375    12.950   59.11    4/1/2007             N
16993725   1STLIEN  No          ARM      3.915    6.000    20080301  1.000    3.915    12.725   59.17    4/1/2007             N
16683258   1STLIEN  No          ARM      5.510    6.000    20080401  3.000    5.510    14.500   59.26    4/1/2007             N
16802226   1STLIEN  No          ARM      8.150    6.000    20080101  3.000    8.150    15.150   59.26    4/1/2007             N
17177006   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    24.250   59.38    4/1/2007             N
17030568   1STLIEN  No          ARM      5.875    6.000    20070701  1.000    5.875    14.125   59.41    4/1/2007             N
17029742   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    59.60    4/1/2007             N
17176878   1STLIEN  No          ARM      6.000    6.000    20080601  1.000    6.000    29.950   59.67    4/1/2007             N
15393159   1STLIEN  No          ARM      8.450    6.000    20080501  1.000    8.450    14.450   60.00    4/1/2007             N
16969489   1STLIEN  No          ARM      6.250    6.000    20070701  1.000    6.250    13.875   60.00    4/1/2007             N
17029054   1STLIEN  No          ARM      5.990    6.000    20090201  1.000    5.990    16.950   60.00    4/1/2007             N
16383570   1STLIEN  No          ARM      6.750    6.000    20080701  1.000    6.750    14.000   60.30    4/1/2007             N
17177108   1STLIEN  No          ARM      5.000    6.000    20080701  1.000    5.000    21.950   60.65    4/1/2007             N
16203265   1STLIEN  No          ARM      7.500    6.000    20070901  1.000    7.500    17.625   60.71    4/1/2007             N
17177431   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    60.71    4/1/2007             N
17029891   1STLIEN  Balloon     ARM      5.990    6.000    20090201  1.000    5.990    13.590   60.88    4/1/2007             N
16814511   1STLIEN  No          ARM      2.375    6.000    20070601  3.000    2.375    11.250   60.93    4/1/2007             N
17177415   1STLIEN  No          ARM      5.000    6.000    20081001  1.000    5.000    19.625   61.37    4/1/2007             N
15202717   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    62.18    4/1/2007             N
16998279   1STLIEN  Balloon     ARM      5.990    6.000    20090101  1.000    5.990    15.880   62.20    4/1/2007             N
17176832   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    62.26    4/1/2007             N
17177285   1STLIEN  No          ARM      5.625    6.000    20080901  1.000    5.625    14.950   62.50    4/1/2007             N
16999844   1STLIEN  No          ARM      5.250    6.000    20090101  2.000    5.250    15.350   62.58    4/1/2007             N
17177491   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    23.750   62.60    4/1/2007             N
16969806   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    62.91    4/1/2007             N
16994728   1STLIEN  No          ARM      6.550    6.000    20111001  1.000    6.550    13.750   62.91    4/1/2007             N
15653402   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    64.15    4/1/2007             N
17176799   1STLIEN  No          ARM      6.000    6.000    20080601  1.000    6.000    26.125   64.29    4/1/2007             N
17177382   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    64.29    4/1/2007             N
17177519   1STLIEN  No          ARM      5.000    6.000    20081101  1.000    5.000    23.625   64.34    4/1/2007             N
16969602   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    64.52    4/1/2007             N
16994125   1STLIEN  No          ARM      6.030    6.000    20090601  1.000    6.030    14.750   64.53    4/1/2007             N
16715477   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    64.61    4/1/2007             N
16854162   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    64.63    4/1/2007             N
16999794   1STLIEN  Balloon     ARM      5.990    6.000    20090101  2.000    5.990    14.990   64.72    4/1/2007             N
17028866   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    64.76    4/1/2007             N
17177710   1STLIEN  No          ARM      6.000    6.000    20081201  1.000    6.000    22.500   64.90    4/1/2007             N
16677098   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    64.94    4/1/2007             N
15197234   1STLIEN  No          ARM      7.000    6.000    20070801  1.000    7.000    20.520   65.00    4/1/2007             N
15396681   1STLIEN  No          ARM      7.000    6.000    20070901  1.500    7.000    19.130   65.00    4/1/2007             N
15396772   1STLIEN  No          ARM      7.350    6.000    20070620  1.500    7.350    17.690   65.00    4/1/2007             N
15986632   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    65.00    4/1/2007             N
16299166   1STLIEN  No          ARM      6.750    6.000    20071001  1.000    6.750    16.350   65.00    4/1/2007             N
16615621   1STLIEN  No          ARM      7.250    6.000    20080401  3.000    7.250    16.625   65.00    4/1/2007             N
16683390   1STLIEN  No          ARM      6.510    6.000    20080501  3.000    6.510    15.150   65.00    4/1/2007             N
16719805   1STLIEN  Balloon     ARM      5.990    6.000    20081101  1.000    5.990    16.980   65.00    4/1/2007             N
16722563   1STLIEN  No          ARM      7.500    6.000    20070701  1.000    7.500    13.375   65.00    4/1/2007             N
16766234   1STLIEN  No          ARM      5.250    6.000    20080701  2.000    5.250    13.550   65.00    4/1/2007             N
16854023   1STLIEN  Balloon     ARM      5.990    6.000    20081201  1.000    5.990    14.140   65.00    4/1/2007             N
16854498   1STLIEN  No          ARM      5.990    6.000    20081201  1.000    5.990    15.980   65.00    4/1/2007             N
17029029   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    12.050   65.00    4/1/2007             N
17029767   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    15.240   65.00    4/1/2007             N
17029178   1STLIEN  No          ARM      5.990    6.000    20090201  1.000    5.990    15.990   65.00    4/1/2007             N
17029744   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    14.240   65.42    4/1/2007             N
16721174   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    65.45    4/1/2007             N
17176892   1STLIEN  No          ARM      5.250    6.000    20080501  1.000    5.250    12.950   65.60    4/1/2007             N
16547948   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    65.83    4/1/2007             N
16811347   1STLIEN  No          ARM      6.450    6.000    20081001  3.000    6.450    14.450   65.88    4/1/2007             N
16999449   1STLIEN  Balloon     ARM      5.990    6.000    20090101  1.000    5.990    15.490   65.97    4/1/2007             N
16999314   1STLIEN  Balloon     ARM      5.990    6.000    20090101  1.000    5.990    14.230   66.00    4/1/2007             N
17177100   1STLIEN  No          ARM      4.000    6.000    20080701  1.000    4.000    27.550   66.21    4/1/2007             N
16348430   1STLIEN  No          ARM      6.700    6.000    20080701  1.000    6.700    13.950   66.23    4/1/2007             N
16969386   1STLIEN  No          ARM      2.750    6.000    20080901  1.000    2.750    14.250   66.50    4/1/2007             N
17177200   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    66.67    4/1/2007             N
16969502   1STLIEN  No          ARM      3.750    6.000    20070901  1.000    3.750    12.375   66.93    4/1/2007             N
16854377   1STLIEN  Balloon     ARM      5.250    6.000    20081201  1.000    5.250    11.390   66.96    4/1/2007             N
17045945   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    67.09    4/1/2007             N
17177469   1STLIEN  No          ARM      5.000    6.000    20081001  1.000    5.000    21.625   67.14    4/1/2007             N
17028631   1STLIEN  Balloon     ARM      5.990    6.000    20090201  1.000    5.990    12.990   73.77    4/1/2007             N
17029384   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    13.500   67.57    4/1/2007             N
17177079   1STLIEN  No          ARM      5.750    6.000    20080801  1.000    5.750    13.950   67.69    4/1/2007             N
16687063   1STLIEN  No          ARM      5.250    6.000    20081001  1.000    5.250    12.250   67.75    4/1/2007             N
16969710   1STLIEN  No          ARM      6.375    6.000    20080601  1.000    6.375    14.875   67.94    4/1/2007             N
16336118   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    68.00    4/1/2007             N
16348418   1STLIEN  No          ARM      6.990    6.000    20080701  1.000    6.990    14.250   68.11    4/1/2007             N
16993849   1STLIEN  Balloon     ARM      4.710    6.000    20080401  1.000    4.710    13.700   89.27    4/1/2007             N
16719699   1STLIEN  No          ARM      5.250    6.000    20081101  2.000    5.250    14.640   68.36    4/1/2007             N
17177465   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    25.500   68.42    4/1/2007             N
16994085   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    68.43    4/1/2007             N
11992526   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    68.46    4/1/2007             N
17177092   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    68.46    4/1/2007             N
17177036   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    68.49    4/1/2007             N
17045941   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    68.53    4/1/2007             N
11814458   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    68.64    4/1/2007             N
17176931   1STLIEN  No          ARM      5.000    6.000    20080601  1.000    5.000    23.625   68.70    4/1/2007             N
16814485   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    68.75    4/1/2007             N
17177068   1STLIEN  No          ARM      6.000    6.000    20080701  1.000    6.000    24.025   68.79    4/1/2007             N
16766005   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    68.87    4/1/2007             N
16802287   1STLIEN  No          ARM      6.990    6.000    20080401  3.000    6.990    14.350   68.88    4/1/2007             N
17176803   1STLIEN  No          ARM      5.000    6.000    20080201  1.000    5.000    23.790   69.00    4/1/2007             N
16766166   1STLIEN  Balloon     ARM      5.990    6.000    20080301  2.000    5.990    13.500   69.09    4/1/2007             N
17028581   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    13.240   69.10    4/1/2007             N
16504441   1STLIEN  No          ARM      4.500    6.000    20071101  1.000    4.500    13.250   69.23    4/1/2007             N
16802359   1STLIEN  Balloon     ARM      6.460    6.000    20071001  3.000    6.460    15.450   69.23    4/1/2007             N
16715597   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    69.27    4/1/2007             N
16993073   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    69.33    4/1/2007             N
16802340   1STLIEN  Balloon     ARM      4.910    6.000    20080401  1.000    4.910    13.900   69.34    4/1/2007             N
16993932   1STLIEN  No          ARM      6.010    6.000    20080401  1.000    6.010    15.000   69.41    4/1/2007             N
17177627   1STLIEN  No          ARM      5.000    6.000    20081101  1.000    5.000    19.950   69.44    4/1/2007             N
16990750   1STLIEN  Balloon     ARM      6.250    6.000    20080401  1.000    6.250    13.525   69.77    4/1/2007             N
17029562   1STLIEN  Balloon     ARM      5.990    6.000    20090201  1.000    5.990    12.990   69.89    4/1/2007             N
17177254   1STLIEN  No          ARM      5.000    6.000    20080901  1.000    5.000    21.750   69.94    4/1/2007             N
12638288   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    70.00    4/1/2007             N
15623618   1STLIEN  No          ARM      6.000    6.000    20070701  1.000    6.000    15.100   70.00    4/1/2007             N
16175308   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    70.00    4/1/2007             N
16300100   1STLIEN  No          ARM      6.750    6.000    20080201  2.000    6.750    14.500   70.00    4/1/2007             N
16504407   1STLIEN  No          ARM      6.375    6.000    20081001  1.000    6.375    16.125   70.00    4/1/2007             N
16682894   1STLIEN  No          ARM      6.010    6.000    20080201  3.000    6.010    14.700   70.00    4/1/2007             N
16687568   1STLIEN  Balloon     ARM      5.990    6.000    20081001  1.000    5.990    13.990   70.00    4/1/2007             N
16719659   1STLIEN  Balloon     ARM      5.990    6.000    20081101  2.000    5.990    14.590   70.00    4/1/2007             N
16719952   1STLIEN  Balloon     ARM      5.250    6.000    20081101  1.000    5.250    12.840   70.00    4/1/2007             N
16722527   1STLIEN  No          ARM      4.000    6.000    20070701  1.000    4.000    13.500   70.00    4/1/2007             N
16766116   1STLIEN  No          ARM      5.990    6.000    20080201  2.000    5.990    14.990   70.89    4/1/2007             N
16766213   1STLIEN  Balloon     ARM      5.990    6.000    20080601  2.000    5.990    14.500   70.00    4/1/2007             N
16814628   1STLIEN  No          ARM      4.625    6.000    20080701  1.000    4.625    13.125   70.00    4/1/2007             N
16837754   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    70.00    4/1/2007             N
16853429   1STLIEN  No          ARM      5.990    6.000    20081201  1.000    5.990    17.490   70.00    4/1/2007             N
16966749   1STLIEN  No          ARM      7.050    6.000    20090101  1.000    7.050    17.650   70.00    4/1/2007             N
16969424   1STLIEN  No          ARM      4.750    6.000    20070701  1.000    4.750    13.250   70.00    4/1/2007             N
16969568   1STLIEN  No          ARM      6.625    6.000    20070801  1.000    6.625    14.500   70.00    4/1/2007             N
16969606   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    70.00    4/1/2007             N
16983607   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    70.00    4/1/2007             N
16983688   1STLIEN  No          ARM      6.250    6.000    20080601  1.000    6.250    15.450   89.92    4/1/2007             N
16983850   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
16994097   1STLIEN  No          ARM      4.780    6.000    20080601  1.000    4.780    13.500   70.00    4/1/2007             N
16994100   1STLIEN  Balloon     ARM      5.680    6.000    20080601  1.000    5.680    14.400   70.00    4/1/2007             N
16994693   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    70.00    4/1/2007             N
17028595   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    14.290   70.00    4/1/2007             N
17028889   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    12.250   70.00    4/1/2007             N
17029242   1STLIEN  Balloon     ARM      5.990    6.000    20090201  1.000    5.990    13.900   70.00    4/1/2007             N
17029656   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    15.250   70.00    4/1/2007             N
17030192   1STLIEN  No          ARM      5.990    6.000    20090201  1.000    5.990    12.940   70.00    4/1/2007             N
17030398   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    13.890   70.00    4/1/2007             N
17030408   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    70.00    4/1/2007             N
17176721   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    70.00    4/1/2007             N
17176754   1STLIEN  No          ARM      7.000    6.000    20081101  1.000    7.000    24.375   70.00    4/1/2007             N
17176767   1STLIEN  No          ARM      7.000    6.000    20071201  1.000    7.000    23.750   70.00    4/1/2007             N
17176899   1STLIEN  No          ARM      5.000    6.000    20080501  1.000    5.000    23.750   70.00    4/1/2007             N
17177037   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    25.950   70.00    4/1/2007             N
17177238   1STLIEN  No          ARM      7.000    6.000    20080901  1.000    7.000    29.500   70.00    4/1/2007             N
17177501   1STLIEN  No          ARM      5.000    12.000   20071001  1.000    5.000    21.625   70.00    4/1/2007             N
17177507   1STLIEN  No          ARM      5.000    6.000    20081001  1.000    5.000    20.375   70.00    4/1/2007             N
17012669   1STLIEN  No          ARM      6.000    6.000    20081101  1.000    6.000    16.475   70.00    4/1/2007             N
17176938   1STLIEN  No          ARM      6.000    6.000    20080501  1.000    6.000    21.500   71.25    4/1/2007             N
17177082   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    29.950   71.43    4/1/2007             N
17029995   1STLIEN  No          ARM      5.990    6.000    20090201  1.000    5.990    13.340   71.43    4/1/2007             N
16325411   1STLIEN  No          ARM      9.000    6.000    20070501  1.000    9.000    16.950   71.43    4/1/2007             N
16814472   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    71.56    4/1/2007             N
16802314   1STLIEN  Balloon     ARM      6.125    6.000    20090401  3.000    6.125    13.125   71.59    4/1/2007             N
15590950   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    71.64    4/1/2007             N
17029603   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    13.500   71.67    4/1/2007             N
17177315   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    20.250   71.70    4/1/2007             N
16993288   1STLIEN  Balloon     ARM      4.880    6.000    20080801  1.000    4.880    12.900   71.88    4/1/2007             N
16994653   1STLIEN  No          ARM      4.690    6.000    20070810  1.000    4.690    11.690   71.94    4/1/2007             N
17177253   1STLIEN  No          ARM      4.000    6.000    20080901  1.000    4.000    21.625   71.96    4/1/2007             N
17029255   1STLIEN  No          ARM      5.990    6.000    20090201  1.000    5.990    13.050   72.00    4/1/2007             N
16814523   1STLIEN  No          ARM      6.750    6.000    20080101  3.000    6.750    16.375   72.06    4/1/2007             N
16993941   1STLIEN  No          ARM      4.810    6.000    20080501  1.000    4.810    13.800   72.11    4/1/2007             N
16766241   1STLIEN  No          ARM      5.250    6.000    20080801  2.000    5.250    12.500   72.18    4/1/2007             N
16198409   1STLIEN  No          ARM      4.990    6.000    20071101  2.000    4.990    15.200   72.21    4/1/2007             N
17176830   1STLIEN  No          ARM      6.000    6.000    20080601  1.000    6.000    25.750   72.22    4/1/2007             N
17177757   1STLIEN  No          ARM      5.000    6.000    20081201  1.000    5.000    21.950   72.32    4/1/2007             N
16802321   1STLIEN  Balloon     ARM      6.250    6.000    20090401  3.000    6.250    13.250   72.34    4/1/2007             N
16994667   1STLIEN  No          ARM      4.400    1.000    20070501  99.000   4.400    9.999    72.37    4/1/2007             Y
17177599   1STLIEN  No          ARM      6.000    6.000    20081101  1.000    6.000    23.750   72.37    4/1/2007             N
16721220   1STLIEN  Balloon     ARM      5.250    6.000    20081101  1.000    5.250    13.490   72.50    4/1/2007             N
16837766   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    72.50    4/1/2007             N
16615600   1STLIEN  No          ARM      7.500    6.000    20080401  3.000    7.500    18.250   72.55    4/1/2007             N
17030392   1STLIEN  No          ARM      5.990    6.000    20090201  1.000    5.990    15.300   72.56    4/1/2007             N
16677056   1STLIEN  No          ARM      5.250    6.000    20070601  1.000    5.250    13.125   72.61    4/1/2007             N
16811254   1STLIEN  No          ARM      7.375    6.000    20080301  3.000    7.375    14.625   90.75    4/1/2007             N
16998477   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    83.34    4/1/2007             N
16814582   1STLIEN  No          ARM      4.750    6.000    20080601  3.000    4.750    13.250   72.73    4/1/2007             N
16804338   1STLIEN  No          ARM      6.250    6.000    20081101  1.000    6.250    15.300   72.73    4/1/2007             N
16100942   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    73.04    4/1/2007             N
12000604   1STLIEN  No          ARM      5.950    6.000    20070801  1.000    5.950    16.990   73.11    4/1/2007             N
17029159   1STLIEN  No          ARM      5.990    6.000    20090201  1.000    5.990    12.990   73.13    4/1/2007             N
16766216   1STLIEN  No          ARM      5.250    6.000    20080601  2.000    5.250    14.100   73.17    4/1/2007             N
16773537   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    73.17    4/1/2007             N
17177639   1STLIEN  No          ARM      6.000    6.000    20081201  1.000    6.000    23.875   73.46    4/1/2007             N
16682215   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    73.49    4/1/2007             N
17176720   1STLIEN  No          ARM      3.000    6.000    20070601  1.000    3.000    18.250   73.53    4/1/2007             N
17030523   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    13.150   73.59    4/1/2007             N
14879529   1STLIEN  No          ARM      8.500    6.000    20070817  1.000    8.500    14.750   73.66    4/1/2007             N
16715519   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    73.85    4/1/2007             N
17177106   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    73.90    4/1/2007             N
15202331   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    73.91    4/1/2007             N
16766123   1STLIEN  No          ARM      5.990    6.000    20080301  2.000    5.990    13.750   73.96    4/1/2007             N
16766162   1STLIEN  Balloon     ARM      5.990    6.000    20080301  2.000    5.990    11.300   73.97    4/1/2007             N
17030202   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    74.29    4/1/2007             N
15781215   1STLIEN  No          ARM      5.625    6.000    20071001  1.000    5.625    12.625   74.42    4/1/2007             N
16814515   1STLIEN  No          ARM      5.080    6.000    20070801  3.000    5.080    13.070   74.45    4/1/2007             N
17177444   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    74.45    4/1/2007             N
17177186   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    74.51    4/1/2007             N
15986748   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    74.54    4/1/2007             N
16802336   1STLIEN  No          ARM      5.750    6.000    20080401  3.000    5.750    14.000   74.67    4/1/2007             N
16993299   1STLIEN  No          ARM      4.720    6.000    20080801  1.000    4.720    12.740   93.29    4/1/2007             N
17029585   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    12.990   74.89    4/1/2007             N
16994256   1STLIEN  No          ARM      5.930    6.000    20080701  1.000    5.930    13.950   100.00   4/1/2007             N
16802401   1STLIEN  Balloon     ARM      6.500    6.000    20090501  3.000    6.500    13.500   75.00    4/1/2007             N
15030234   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    75.00    4/1/2007             N
15470809   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    75.00    4/1/2007             N
15645842   1STLIEN  No          ARM      7.200    6.000    20070801  1.000    7.200    16.025   75.00    4/1/2007             N
15824897   1STLIEN  No          ARM      6.990    6.000    20071001  2.000    6.990    16.100   75.00    4/1/2007             N
15947095   1STLIEN  No          ARM      5.750    6.000    20070801  1.000    5.750    15.400   75.00    4/1/2007             N
16200454   1STLIEN  No          ARM      7.500    6.000    20090401  1.500    7.500    16.725   75.00    4/1/2007             N
16375718   1STLIEN  No          ARM      6.990    6.000    20080601  1.000    6.990    15.500   75.00    4/1/2007             N
16375941   1STLIEN  Balloon     ARM      6.250    6.000    20080601  1.000    6.250    15.650   75.00    4/1/2007             N
16682550   1STLIEN  No          ARM      6.300    6.000    20080101  3.000    6.300    14.900   75.00    4/1/2007             N
16683035   1STLIEN  Balloon     ARM      5.490    6.000    20080301  3.000    5.490    14.300   75.00    4/1/2007             N
16683162   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    75.00    4/1/2007             N
16686913   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    75.00    4/1/2007             N
16687225   1STLIEN  No          ARM      5.990    6.000    20081001  1.000    5.990    14.500   75.00    4/1/2007             N
16705596   1STLIEN  No          ARM      5.750    6.000    20080501  1.000    5.750    14.625   75.00    4/1/2007             N
16715408   1STLIEN  No          ARM      5.250    6.000    20080501  2.000    5.250    13.450   75.00    4/1/2007             N
16720951   1STLIEN  No          ARM      5.250    6.000    20081101  2.000    5.250    11.490   75.00    4/1/2007             N
16720977   1STLIEN  No          ARM      5.990    6.000    20091101  1.000    5.990    15.990   75.00    4/1/2007             N
16722514   1STLIEN  No          ARM      4.875    6.000    20070501  1.000    4.875    13.725   75.00    4/1/2007             N
16766042   1STLIEN  No          ARM      5.250    6.000    20080201  3.000    5.250    15.000   75.00    4/1/2007             N
16802198   1STLIEN  No          ARM      5.250    6.000    20080201  3.000    5.250    16.140   75.00    4/1/2007             N
16802270   1STLIEN  No          ARM      5.990    6.000    20080301  2.000    5.990    14.075   75.00    4/1/2007             N
16811293   1STLIEN  No          ARM      7.500    6.000    20080901  3.000    7.500    16.750   75.00    4/1/2007             N
16811321   1STLIEN  No          ARM      7.868    6.000    20071001  3.000    7.868    15.118   75.00    4/1/2007             N
16814463   1STLIEN  No          ARM      4.875    6.000    20071001  1.000    4.875    14.375   75.00    4/1/2007             N
16814503   1STLIEN  No          ARM      6.750    6.000    20070801  1.000    6.750    15.250   75.00    4/1/2007             N
16814604   1STLIEN  No          ARM      4.500    6.000    20080601  3.000    4.500    13.450   75.00    4/1/2007             N
16814608   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    75.00    4/1/2007             N
16853775   1STLIEN  No          ARM      5.250    6.000    20081201  1.000    5.250    13.540   75.00    4/1/2007             N
16854731   1STLIEN  No          ARM      5.250    6.000    20081201  1.000    5.250    14.980   75.00    4/1/2007             N
16966615   1STLIEN  No          ARM      6.000    6.000    20081101  3.000    6.000    13.125   75.00    4/1/2007             N
16969414   1STLIEN  No          ARM      4.500    6.000    20070901  1.000    4.500    13.500   75.00    4/1/2007             N
16969437   1STLIEN  No          ARM      8.875    6.000    20070801  1.000    8.875    16.750   75.00    4/1/2007             N
16969507   1STLIEN  No          ARM      4.625    6.000    20070901  1.000    4.625    12.950   75.00    4/1/2007             N
16969509   1STLIEN  No          ARM      4.875    6.000    20071001  1.000    4.875    13.750   75.00    4/1/2007             N
16969642   1STLIEN  No          ARM      5.375    6.000    20080201  1.000    5.375    14.625   75.00    4/1/2007             N
16969678   1STLIEN  No          ARM      6.500    6.000    20080601  1.000    6.500    16.875   75.00    4/1/2007             N
16983765   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
16993970   1STLIEN  No          ARM      5.810    6.000    20090501  1.000    5.810    14.800   75.00    4/1/2007             N
16994055   1STLIEN  Balloon     ARM      5.280    6.000    20080601  1.000    5.280    14.000   75.00    4/1/2007             N
16996752   1STLIEN  No          ARM      5.250    6.000    20081201  2.000    5.250    12.500   75.00    4/1/2007             N
16996770   1STLIEN  Balloon     ARM      5.990    6.000    20081201  2.000    5.990    13.740   75.00    4/1/2007             N
16996777   1STLIEN  No          ARM      5.990    6.000    20081201  2.000    5.990    13.250   75.00    4/1/2007             N
16998048   1STLIEN  Balloon     ARM      5.250    6.000    20090101  1.000    5.250    15.740   75.00    4/1/2007             N
16999508   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    76.01    4/1/2007             N
16999967   1STLIEN  Balloon     ARM      5.990    6.000    20090101  1.000    5.990    15.180   75.00    4/1/2007             N
17029437   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    75.00    4/1/2007             N
17029446   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    75.00    4/1/2007             N
17029665   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    75.00    4/1/2007             N
17029684   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    15.000   100.00   4/1/2007             N
17029706   1STLIEN  No          ARM      5.990    6.000    20090201  1.000    5.990    14.990   75.00    4/1/2007             N
17030303   1STLIEN  No          ARM      5.990    6.000    20090201  1.000    5.990    15.790   75.00    4/1/2007             N
17043035   1STLIEN  No          ARM      5.325    6.000    20090201  1.000    5.325    13.325   75.00    4/1/2007             N
17176732   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    75.00    4/1/2007             N
17176773   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    75.00    4/1/2007             N
17176977   1STLIEN  No          ARM      6.000    6.000    20080601  1.000    6.000    25.950   75.00    4/1/2007             N
17177107   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    27.875   75.00    4/1/2007             N
17177163   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    75.00    4/1/2007             N
17177384   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    28.125   75.00    4/1/2007             N
17177597   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    75.00    4/1/2007             N
17177704   1STLIEN  No          ARM      6.000    6.000    20081201  1.000    6.000    28.250   75.00    4/1/2007             N
17177728   1STLIEN  No          ARM      5.000    6.000    20081201  1.000    5.000    23.625   75.00    4/1/2007             N
17177731   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    75.00    4/1/2007             N
17043630   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    75.00    4/1/2007             N
15430535   1STLIEN  No          ARM      5.375    6.000    20070901  1.000    5.375    15.500   75.12    4/1/2007             N
16677138   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    75.47    4/1/2007             N
17177588   1STLIEN  No          ARM      5.000    6.000    20081201  1.000    5.000    25.625   75.56    4/1/2007             N
17176705   1STLIEN  No          ARM      6.000    6.000    20070901  1.000    6.000    21.750   75.71    4/1/2007             N
16683531   1STLIEN  No          ARM      5.690    6.000    20080701  3.000    5.690    13.990   75.86    4/1/2007             N
16983646   1STLIEN  No          ARM      5.500    6.000    20080601  1.000    5.500    13.390   75.93    4/1/2007             N
16682492   1STLIEN  No          ARM      4.830    6.000    20071101  1.000    4.830    12.950   76.00    4/1/2007             N
16722545   1STLIEN  No          ARM      6.625    6.000    20071001  1.000    6.625    14.875   76.12    4/1/2007             N
16683459   1STLIEN  No          ARM      3.770    6.000    20110501  3.000    3.770    12.490   76.19    4/1/2007             N
16767740   1STLIEN  No          ARM      5.000    6.000    20081101  1.000    5.000    13.875   76.23    4/1/2007             N
11967044   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    76.36    4/1/2007             N
16995376   1STLIEN  Balloon     ARM      5.250    6.000    20081101  1.000    5.250    14.330   76.36    4/1/2007             N
17029839   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    14.825   76.74    4/1/2007             N
16682425   1STLIEN  No          ARM      5.550    6.000    20071101  1.000    5.550    13.850   76.77    4/1/2007             N
16683173   1STLIEN  Balloon     ARM      4.970    6.000    20080401  3.000    4.970    13.900   76.79    4/1/2007             N
17177196   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    76.82    4/1/2007             N
17177188   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    23.950   76.85    4/1/2007             N
16652397   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
16299749   1STLIEN  No          ARM      4.990    6.000    20070701  2.000    4.990    13.900   96.03    4/1/2007             N
17177183   1STLIEN  No          ARM      5.000    6.000    20080801  1.000    5.000    23.875   77.29    4/1/2007             N
16198176   1STLIEN  No          ARM      4.990    6.000    20071101  2.000    4.990    13.750   96.66    4/1/2007             N
15783624   1STLIEN  No          ARM      5.875    6.000    20070901  1.000    5.875    13.875   77.34    4/1/2007             N
12034877   1STLIEN  No          ARM      6.500    6.000    20070601  1.000    6.500    17.750   77.39    4/1/2007             N
16682398   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    89.78    4/1/2007             N
16802380   1STLIEN  No          ARM      9.999    6.000    20110101  1.500    9.999    19.999   77.42    4/1/2007             N
17177363   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    22.225   77.42    4/1/2007             N
16994701   1STLIEN  No          ARM      4.000    1.000    20070501  99.000   4.000    9.999    77.46    4/1/2007             Y
16994670   1STLIEN  No          ARM      4.449    1.000    20070501  99.000   4.449    9.990    77.48    4/1/2007             Y
16719279   1STLIEN  Balloon     ARM      5.700    6.000    20081101  1.000    5.700    13.240   96.06    4/1/2007             N
16629579   1STLIEN  No          ARM      5.750    6.000    20070901  3.000    5.750    14.625   77.61    4/1/2007             N
17177683   1STLIEN  No          ARM      6.000    6.000    20081201  1.000    6.000    30.125   77.67    4/1/2007             N
16993531   1STLIEN  No          ARM      3.850    6.000    20071101  1.000    3.850    12.150   100.60   4/1/2007             N
16719400   1STLIEN  No          ARM      5.250    6.000    20081101  1.000    5.250    14.315   77.71    4/1/2007             N
16993536   1STLIEN  No          ARM      4.990    6.000    20071101  1.000    4.990    12.900   77.73    4/1/2007             N
16683434   1STLIEN  No          ARM      5.330    6.000    20080501  3.000    5.330    14.050   77.78    4/1/2007             N
16998285   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    77.87    4/1/2007             N
17176769   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    77.92    4/1/2007             N
17177269   1STLIEN  No          ARM      4.000    6.000    20080901  1.000    4.000    23.875   77.99    4/1/2007             N
16325483   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    78.09    4/1/2007             N
17177259   1STLIEN  No          ARM      4.000    6.000    20080901  1.000    4.000    24.125   78.11    4/1/2007             N
16168280   1STLIEN  No          ARM      5.900    6.000    20070601  3.000    5.900    13.300   78.13    4/1/2007             N
12024409   1STLIEN  No          ARM      5.950    6.000    20070701  1.000    5.950    17.500   78.20    4/1/2007             N
15400905   1STLIEN  No          ARM      5.950    6.000    20070501  1.000    5.950    16.500   78.22    4/1/2007             N
16993938   1STLIEN  No          ARM      5.760    6.000    20080501  1.000    5.760    14.750   78.26    4/1/2007             N
16682302   1STLIEN  No          ARM      4.370    6.000    20071101  3.000    4.370    12.600   78.28    4/1/2007             N
16683128   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    78.31    4/1/2007             N
16814452   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    78.43    4/1/2007             N
16994642   1STLIEN  No          ARM      6.550    6.000    20080901  1.000    6.550    15.400   78.43    4/1/2007             N
16682621   1STLIEN  No          ARM      4.900    6.000    20080101  3.000    4.900    13.500   78.57    4/1/2007             N
16705433   1STLIEN  No          ARM      4.875    6.000    20080201  1.000    4.875    13.125   78.66    4/1/2007             N
16969464   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    78.74    4/1/2007             N
16993398   1STLIEN  Balloon     ARM      4.950    6.000    20081201  1.000    4.950    13.350   98.55    4/1/2007             N
16682145   1STLIEN  Balloon     ARM      5.690    6.000    20080901  3.000    5.690    14.200   78.86    4/1/2007             N
16682453   1STLIEN  No          ARM      5.590    6.000    20071001  3.000    5.590    13.500   78.89    4/1/2007             N
16682460   1STLIEN  No          ARM      5.240    6.000    20071101  3.000    5.240    13.150   78.90    4/1/2007             N
16994676   1STLIEN  No          ARM      6.190    6.000    20071001  1.000    6.190    13.190   98.63    4/1/2007             N
17035414   1STLIEN  Balloon     ARM      5.990    6.000    20091201  1.000    5.990    13.250   78.96    4/1/2007             N
16683382   1STLIEN  No          ARM      3.910    6.000    20080501  3.000    3.910    13.500   78.99    4/1/2007             N
16999205   1STLIEN  Balloon     ARM      5.990    6.000    20090101  2.000    5.990    12.800   78.99    4/1/2007             N
17177232   1STLIEN  No          ARM      6.000    6.000    20080701  1.000    6.000    24.450   79.00    4/1/2007             N
17177605   1STLIEN  No          ARM      5.000    6.000    20081101  1.000    5.000    21.625   79.00    4/1/2007             N
17030902   1STLIEN  No          ARM      5.875    6.000    20080901  1.000    5.875    13.950   79.02    4/1/2007             N
16715467   1STLIEN  No          ARM      8.990    6.000    20080501  1.000    8.990    13.990   79.09    4/1/2007             N
16720316   1STLIEN  No          ARM      5.400    6.000    20081101  1.000    5.400    16.890   79.10    4/1/2007             N
16993408   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    98.86    4/1/2007             N
15897281   1STLIEN  No          ARM      6.750    6.000    20071001  3.000    6.750    14.750   98.94    4/1/2007             N
16811313   1STLIEN  No          ARM      6.100    6.000    20080901  3.000    6.100    14.100   98.93    4/1/2007             N
14816727   1STLIEN  No          ARM      8.475    6.000    20070701  1.000    8.475    15.475   79.17    4/1/2007             N
15667891   1STLIEN  No          ARM      5.500    6.000    20070701  1.000    5.500    16.850   79.27    4/1/2007             N
17176756   1STLIEN  No          ARM      4.000    6.000    20081001  1.000    4.000    17.950   79.31    4/1/2007             N
16168262   1STLIEN  No          ARM      5.625    6.000    20070501  3.000    5.625    12.625   79.31    4/1/2007             N
16000537   1STLIEN  No          ARM      5.550    6.000    20070701  3.000    5.550    14.600   99.18    4/1/2007             N
16814502   1STLIEN  No          ARM      4.500    6.000    20070801  3.000    4.500    13.375   79.35    4/1/2007             N
16682484   1STLIEN  No          ARM      4.280    6.000    20071001  1.000    4.280    12.400   79.35    4/1/2007             N
16683146   1STLIEN  Balloon     ARM      7.370    6.000    20080401  3.000    7.370    16.300   79.37    4/1/2007             N
17029915   1STLIEN  Balloon     ARM      5.990    6.000    20090201  1.000    5.990    12.400   79.37    4/1/2007             N
16983693   1STLIEN  No          ARM      5.500    6.000    20080901  1.000    5.500    13.050   79.37    4/1/2007             N
17029770   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    12.775   99.23    4/1/2007             N
16682426   1STLIEN  No          ARM      4.860    6.000    20071001  1.000    4.860    12.900   79.40    4/1/2007             N
16766110   1STLIEN  Balloon     ARM      5.250    6.000    20080101  2.000    5.250    11.150   79.43    4/1/2007             N
16722533   1STLIEN  No          ARM      4.250    6.000    20070801  1.000    4.250    11.950   79.45    4/1/2007             N
16682965   1STLIEN  No          ARM      4.470    6.000    20080401  3.000    4.470    13.350   79.45    4/1/2007             N
16682849   1STLIEN  Balloon     ARM      4.240    6.000    20080301  3.000    4.240    13.050   79.46    4/1/2007             N
16811301   1STLIEN  Balloon     ARM      6.705    6.000    20080901  1.000    6.705    13.955   79.49    4/1/2007             N
16682354   1STLIEN  No          ARM      4.990    6.000    20070901  1.000    4.990    12.700   79.50    4/1/2007             N
16682384   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
16766054   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    79.54    4/1/2007             N
17030953   1STLIEN  No          ARM      4.650    6.000    20080510  1.000    4.650    14.640   79.58    4/1/2007             N
17030577   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    79.59    4/1/2007             N
16682166   1STLIEN  No          ARM      4.940    6.000    20080901  3.000    4.940    13.490   79.60    4/1/2007             N
16683526   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    79.63    4/1/2007             N
16993684   1STLIEN  No          ARM      5.600    6.000    20080101  1.000    5.600    14.200   94.61    4/1/2007             N
14879882   1STLIEN  No          ARM      7.600    6.000    20070810  1.000    7.600    13.850   79.67    4/1/2007             N
16000643   1STLIEN  No          ARM      5.950    6.000    20071001  3.000    5.950    14.825   79.68    4/1/2007             N
16994644   1STLIEN  No          ARM      6.550    6.000    20090901  1.000    6.550    14.250   79.70    4/1/2007             N
16682360   1STLIEN  No          ARM      5.040    6.000    20070901  1.000    5.040    12.750   79.70    4/1/2007             N
16682236   1STLIEN  No          ARM      4.690    6.000    20070721  1.000    4.690    12.400   79.72    4/1/2007             N
17176993   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    79.73    4/1/2007             N
16814553   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    79.73    4/1/2007             N
16606220   1STLIEN  Balloon     ARM      8.990    6.000    20080501  1.000    8.990    13.990   79.74    4/1/2007             N
16422219   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    79.77    4/1/2007             N
16682441   1STLIEN  No          ARM      4.640    6.000    20071001  1.000    4.640    12.550   79.81    4/1/2007             N
16994140   1STLIEN  No          ARM      6.180    6.000    20080601  1.000    6.180    14.900   79.82    4/1/2007             N
16615584   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
16705413   1STLIEN  No          ARM      5.375    6.000    20080101  1.000    5.375    15.625   79.85    4/1/2007             N
17177061   1STLIEN  No          ARM      5.000    6.000    20090501  1.000    5.000    22.100   79.87    4/1/2007             N
16197652   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    99.91    4/1/2007             N
16715625   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    79.92    4/1/2007             N
16811292   1STLIEN  No          ARM      6.675    6.000    20080901  3.000    6.675    13.925   79.94    4/1/2007             N
16615579   1STLIEN  No          ARM      5.250    12.000   20110301  5.000    5.250    12.500   100.00   4/1/2007             N
16994149   1STLIEN  No          ARM      5.570    6.000    20080601  1.000    5.570    14.290   100.00   4/1/2007             N
16802256   1STLIEN  No          ARM      5.200    6.000    20080301  3.000    5.200    13.400   79.95    4/1/2007             N
15737599   1STLIEN  No          ARM      5.990    6.000    20070901  1.000    5.990    12.900   99.94    4/1/2007             N
17177182   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    79.96    4/1/2007             N
16802260   1STLIEN  No          ARM      6.500    6.000    20080301  3.000    6.500    14.700   79.96    4/1/2007             N
16765682   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    79.97    4/1/2007             N
16811288   1STLIEN  Balloon     ARM      5.540    6.000    20080801  3.000    5.540    12.790   99.95    4/1/2007             N
16993294   1STLIEN  No          ARM      5.970    6.000    20090801  1.000    5.970    13.990   99.94    4/1/2007             N
16993364   1STLIEN  No          ARM      6.570    6.000    20081001  1.000    6.570    15.000   79.99    4/1/2007             N
16705350   1STLIEN  No          ARM      4.625    6.000    20071201  1.000    4.625    12.950   80.00    4/1/2007             N
17177570   1STLIEN  No          ARM      4.000    6.000    20081101  1.000    4.000    22.125   80.00    4/1/2007             N
11973970   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
14182421   1STLIEN  No          ARM      7.000    6.000    20071001  1.500    7.000    13.250   80.00    4/1/2007             N
14802188   1STLIEN  No          ARM      7.250    6.000    20070701  1.000    7.250    13.300   100.00   4/1/2007             N
15133971   1STLIEN  No          ARM      7.150    6.000    20070601  1.000    7.150    14.400   80.00    4/1/2007             N
15202874   1STLIEN  No          ARM      5.450    6.000    20070501  1.000    5.450    16.100   80.00    4/1/2007             N
15308569   1STLIEN  No          ARM      5.950    6.000    20071001  1.000    5.950    15.050   80.00    4/1/2007             N
15314438   1STLIEN  No          ARM      5.740    6.000    20070901  1.000    5.740    12.990   100.00   4/1/2007             N
15314485   1STLIEN  No          ARM      5.050    6.000    20070701  1.000    5.050    12.850   100.00   4/1/2007             N
15370682   1STLIEN  No          ARM      8.000    6.000    20071001  1.000    8.000    15.500   80.00    4/1/2007             N
15371253   1STLIEN  No          ARM      5.300    6.000    20071001  1.000    5.300    12.800   100.00   4/1/2007             N
15393038   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
15393234   1STLIEN  No          ARM      5.838    6.000    20071001  1.000    5.838    13.313   100.00   4/1/2007             N
15400828   1STLIEN  No          ARM      6.300    6.000    20070501  1.000    6.300    13.600   80.00    4/1/2007             N
15401017   1STLIEN  No          ARM      5.550    6.000    20070501  1.000    5.550    16.400   100.00   4/1/2007             N
15440268   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
15591059  H1STLIEN  No          ARM      6.750    6.000    20070801  1.000    6.750    14.750   80.00    4/1/2007             N
15623750   1STLIEN  No          ARM      6.500    6.000    20070801  1.000    6.500    13.500   100.00   4/1/2007             N
15626897   1STLIEN  No          ARM      5.750    6.000    20071001  1.000    5.750    16.500   80.00    4/1/2007             N
15629722   1STLIEN  No          ARM      4.550    6.000    20070801  1.500    4.550    14.190   100.00   4/1/2007             N
15634739   1STLIEN  No          ARM      6.625    6.000    20070701  1.000    6.625    15.625   80.00    4/1/2007             N
15646112   1STLIEN  No          ARM      5.550    6.000    20070801  1.000    5.550    14.750   100.00   4/1/2007             N
15653362   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
15714216   1STLIEN  No          ARM      5.875    6.000    20070901  1.000    5.875    11.375   100.00   4/1/2007             N
15715408   1STLIEN  No          ARM      8.013    6.000    20070801  1.000    8.013    16.550   100.00   4/1/2007             N
15715541   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
15715855   1STLIEN  No          ARM      7.640    6.000    20070801  1.000    7.640    16.350   100.08   4/1/2007             N
15716115   1STLIEN  No          ARM      8.990    6.000    20070801  1.000    8.990    17.700   100.00   4/1/2007             N
15741205   1STLIEN  No          ARM      7.750    6.000    20070901  1.500    7.750    14.000   100.00   4/1/2007             N
15743790   1STLIEN  No          ARM      5.950    6.000    20070801  3.000    5.950    14.280   80.00    4/1/2007             N
15780154   1STLIEN  No          ARM      1.450    6.000    20071001  1.000    1.450    16.450   80.00    4/1/2007             N
15786818   1STLIEN  No          ARM      8.250    6.000    20071001  1.000    8.250    15.250   100.00   4/1/2007             N
15817622   1STLIEN  No          ARM      5.875    6.000    20071001  1.000    5.875    12.875   100.00   4/1/2007             N
15931689   1STLIEN  No          ARM      6.600    6.000    20071201  1.500    6.600    14.900   100.00   4/1/2007             N
15986559   1STLIEN  No          ARM      6.250    6.000    20070901  3.000    6.250    15.125   80.00    4/1/2007             N
16168456   1STLIEN  No          ARM      8.690    6.000    20070601  1.000    8.690    14.940   80.00    4/1/2007             N
16171345   1STLIEN  No          ARM      8.000    6.000    20081201  3.000    8.000    16.150   80.00    4/1/2007             N
16175134   1STLIEN  No          ARM      7.125    6.000    20071001  1.000    7.125    12.750   80.00    4/1/2007             N
16197713   1STLIEN  No          ARM      5.990    6.000    20071001  2.000    5.990    12.600   80.00    4/1/2007             N
16197976   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    99.95    4/1/2007             N
16198016   1STLIEN  No          ARM      4.990    6.000    20081101  3.000    4.990    12.950   99.84    4/1/2007             N
16299597   1STLIEN  No          ARM      5.990    6.000    20071101  2.000    5.990    15.450   80.00    4/1/2007             N
16307046   1STLIEN  No          ARM      5.950    6.000    20110201  5.000    5.950    14.948   80.00    4/1/2007             N
16375720   1STLIEN  No          ARM      6.990    6.000    20080601  1.000    6.990    14.750   80.00    4/1/2007             N
16383442   1STLIEN  No          ARM      6.750    6.000    20080701  1.000    6.750    16.875   80.00    4/1/2007             N
16421144   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16610804   1STLIEN  No          ARM      7.300    6.000    20080701  1.500    7.300    17.990   80.00    4/1/2007             N
16615599   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    101.82   4/1/2007             N
16615616   1STLIEN  No          ARM      2.750    12.000   20110501  5.000    2.750    12.125   90.00    4/1/2007             N
16629373   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16652344   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16652459   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
16653072   1STLIEN  No          ARM      7.500    6.000    20071001  1.000    7.500    14.500   80.00    4/1/2007             N
16677174   1STLIEN  No          ARM      6.625    6.000    20070601  1.000    6.625    14.500   80.00    4/1/2007             N
16677196   1STLIEN  No          ARM      6.625    6.000    20070901  3.000    6.625    15.875   80.00    4/1/2007             N
16682158   1STLIEN  Balloon     ARM      5.260    6.000    20080801  1.000    5.260    13.390   80.00    4/1/2007             N
16682207   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16682208   1STLIEN  No          ARM      4.620    6.000    20070501  3.000    4.620    11.990   80.00    4/1/2007             N
16682214   1STLIEN  No          ARM      4.100    6.000    20070601  3.000    4.100    11.500   80.00    4/1/2007             N
16682260   1STLIEN  No          ARM      4.450    6.000    20070701  1.000    4.450    11.850   80.00    4/1/2007             N
16682312   1STLIEN  No          ARM      4.700    6.000    20070801  1.000    4.700    12.350   80.00    4/1/2007             N
16682316   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16682368   1STLIEN  No          ARM      4.750    6.000    20070901  1.000    4.750    12.650   80.00    4/1/2007             N
16682371   1STLIEN  No          ARM      4.100    6.000    20070901  1.000    4.100    12.000   80.00    4/1/2007             N
16682413   1STLIEN  No          ARM      4.710    6.000    20071001  3.000    4.710    12.750   80.00    4/1/2007             N
16682428   1STLIEN  No          ARM      4.960    6.000    20071001  1.000    4.960    13.000   80.00    4/1/2007             N
16682444   1STLIEN  No          ARM      5.790    6.000    20071101  3.000    5.790    13.700   80.00    4/1/2007             N
16682445   1STLIEN  No          ARM      4.790    6.000    20071001  1.000    4.790    12.700   80.00    4/1/2007             N
16682527   1STLIEN  No          ARM      4.030    6.000    20081201  3.000    4.030    12.400   80.00    4/1/2007             N
16682547   1STLIEN  No          ARM      4.100    6.000    20071119  3.000    4.100    12.400   80.00    4/1/2007             N
16682751   1STLIEN  No          ARM      5.270    6.000    20080201  3.000    5.270    14.000   80.00    4/1/2007             N
16682798   1STLIEN  No          ARM      5.180    6.000    20080301  3.000    5.180    13.990   80.00    4/1/2007             N
16682879   1STLIEN  No          ARM      3.920    6.000    20080201  3.000    3.920    12.600   100.03   4/1/2007             N
16682932   1STLIEN  No          ARM      5.520    6.000    20080301  3.000    5.520    14.200   100.21   4/1/2007             N
16682990   1STLIEN  Balloon     ARM      4.360    6.000    20080401  3.000    4.360    13.350   80.00    4/1/2007             N
16683120   1STLIEN  No          ARM      6.460    6.000    20080501  3.000    6.460    15.100   80.00    4/1/2007             N
16683167   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16683239   1STLIEN  No          ARM      6.860    6.000    20080401  3.000    6.860    15.850   80.00    4/1/2007             N
16683352   1STLIEN  Balloon     ARM      5.210    6.000    20080501  3.000    5.210    13.850   80.00    4/1/2007             N
16683449   1STLIEN  No          ARM      4.520    6.000    20080701  3.000    4.520    13.950   80.00    4/1/2007             N
16683543   1STLIEN  Balloon     ARM      6.720    6.000    20080701  3.000    6.720    14.550   80.00    4/1/2007             N
16686877   1STLIEN  No          ARM      5.990    6.000    20080901  1.000    5.990    15.000   80.00    4/1/2007             N
16686896   1STLIEN  No          ARM      5.990    6.000    20091001  1.000    5.990    14.750   80.00    4/1/2007             N
16687010   1STLIEN  No          ARM      5.250    6.000    20081001  1.000    5.250    12.940   100.00   4/1/2007             N
16687322   1STLIEN  No          ARM      5.250    6.000    20081001  2.000    5.250    14.540   80.00    4/1/2007             N
16687495   1STLIEN  Balloon     ARM      5.990    6.000    20081001  2.000    5.990    13.990   80.00    4/1/2007             N
16705465   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16715373   1STLIEN  Balloon     ARM      8.550    6.000    20080301  1.000    8.550    13.550   80.00    4/1/2007             N
16715603   1STLIEN  No          ARM      10.700   6.000    20080701  1.000    10.700   15.700   80.00    4/1/2007             N
16719694   1STLIEN  No          ARM      5.250    6.000    20081101  2.000    5.250    14.150   100.00   4/1/2007             N
16719845   1STLIEN  No          ARM      5.250    6.000    20081101  1.000    5.250    15.430   100.00   4/1/2007             N
16720115   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16720245   1STLIEN  Balloon     ARM      5.990    6.000    20081101  2.000    5.990    13.600   80.00    4/1/2007             N
16720300   1STLIEN  No          ARM      5.250    6.000    20081101  1.000    5.250    15.740   100.00   4/1/2007             N
16720618   1STLIEN  Balloon     ARM      5.250    6.000    20081101  2.000    5.250    13.840   80.00    4/1/2007             N
16720745   1STLIEN  No          ARM      5.250    6.000    20081101  2.000    5.250    12.250   100.00   4/1/2007             N
16720854   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16721062   1STLIEN  No          ARM      5.250    6.000    20081101  1.000    5.250    13.990   100.00   4/1/2007             N
16722511   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16722542   1STLIEN  No          ARM      4.875    6.000    20070901  1.000    4.875    11.875   80.00    4/1/2007             N
16722611   1STLIEN  No          ARM      7.500    6.000    20070901  3.000    7.500    14.500   80.00    4/1/2007             N
16722636   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16722697   1STLIEN  No          ARM      5.250    6.000    20080301  3.000    5.250    14.750   80.00    4/1/2007             N
16765915   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16765929   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16766069   1STLIEN  No          ARM      5.250    6.000    20071201  3.000    5.250    15.440   80.00    4/1/2007             N
16766083   1STLIEN  No          ARM      5.990    6.000    20080201  3.000    5.990    16.800   80.00    4/1/2007             N
16766097   1STLIEN  Balloon     ARM      5.250    6.000    20080201  1.000    5.250    12.400   100.00   4/1/2007             N
16766180   1STLIEN  No          ARM      5.250    6.000    20080401  2.000    5.250    12.350   80.00    4/1/2007             N
16766214   1STLIEN  Balloon     ARM      5.250    6.000    20080601  2.000    5.250    13.150   80.00    4/1/2007             N
16766264   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16766265   1STLIEN  Balloon     ARM      5.250    6.000    20080901  2.000    5.250    12.990   100.00   4/1/2007             N
16767606   1STLIEN  No          ARM      6.125    6.000    20091101  1.000    6.125    15.375   80.00    4/1/2007             N
16773413   1STLIEN  Balloon     ARM      8.385    6.000    20080101  3.000    8.385    16.385   80.00    4/1/2007             N
16773479   1STLIEN  Balloon     ARM      10.124   6.000    20080601  3.000    10.124   18.124   100.00   4/1/2007             N
16789288   1STLIEN  Balloon     ARM      5.250    6.000    20081101  1.000    5.250    14.990   80.00    4/1/2007             N
16802397   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16802417   1STLIEN  No          ARM      6.375    6.000    20080501  3.000    6.375    13.375   80.00    4/1/2007             N
16811326   1STLIEN  No          ARM      6.478    6.000    20080201  1.000    6.478    13.728   80.00    4/1/2007             N
16811336   1STLIEN  No          ARM      5.915    6.000    20090901  3.000    5.915    13.165   99.97    4/1/2007             N
16811337   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    99.99    4/1/2007             N
16811358   1STLIEN  No          ARM      8.132    6.000    20071101  3.000    8.132    15.382   80.00    4/1/2007             N
16814374   1STLIEN  No          ARM      6.950    6.000    20081201  1.000    6.950    13.450   100.00   4/1/2007             N
16814416   1STLIEN  No          ARM      6.900    6.000    20081201  1.000    6.900    13.120   100.00   4/1/2007             N
16814458   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16814459   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16814476   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16814481   1STLIEN  No          ARM      8.250    6.000    20070901  1.000    8.250    17.500   80.00    4/1/2007             N
16814486   1STLIEN  No          ARM      6.625    6.000    20070701  1.000    6.625    13.950   80.00    4/1/2007             N
16814491   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16814494   1STLIEN  No          ARM      6.625    6.000    20070701  1.000    6.625    15.625   80.00    4/1/2007             N
16814499   1STLIEN  No          ARM      5.125    6.000    20070701  3.000    5.125    13.750   80.00    4/1/2007             N
16814509   1STLIEN  No          ARM      3.375    6.000    20070901  3.000    3.375    13.950   80.00    4/1/2007             N
16814575   1STLIEN  No          ARM      4.625    6.000    20080601  3.000    4.625    13.375   80.00    4/1/2007             N
16814655   1STLIEN  No          ARM      5.500    6.000    20080701  3.000    5.500    14.125   80.00    4/1/2007             N
16823282   1STLIEN  No          ARM      4.626    6.000    20070901  3.000    4.626    13.550   80.00    4/1/2007             N
16838099   1STLIEN  No          ARM      4.500    6.000    20080701  1.000    4.500    12.750   80.00    4/1/2007             N
16853419   1STLIEN  No          ARM      5.250    6.000    20081201  1.000    5.250    16.240   80.00    4/1/2007             N
16853840   1STLIEN  No          ARM      5.990    6.000    20081201  1.000    5.990    16.490   80.00    4/1/2007             N
16854021   1STLIEN  No          ARM      5.990    6.000    20081201  1.000    5.990    16.840   100.00   4/1/2007             N
16854176   1STLIEN  No          ARM      5.400    6.000    20081201  1.000    5.400    15.090   80.00    4/1/2007             N
16854259   1STLIEN  Balloon     ARM      5.250    6.000    20081201  1.000    5.250    13.990   100.00   4/1/2007             N
16854339   1STLIEN  Balloon     ARM      5.250    6.000    20081201  1.000    5.250    15.790   80.00    4/1/2007             N
16854580   1STLIEN  No          ARM      5.250    6.000    20081201  1.000    5.250    14.480   100.00   4/1/2007             N
16969078   1STLIEN  No          ARM      6.950    6.000    20081201  1.000    6.950    13.270   100.00   4/1/2007             N
16969095   1STLIEN  No          ARM      6.950    6.000    20100101  1.000    6.950    13.670   100.00   4/1/2007             N
16969124   1STLIEN  No          ARM      6.950    6.000    20090101  1.000    6.950    13.520   80.00    4/1/2007             N
16969204   1STLIEN  No          ARM      6.300    6.000    20090101  1.000    6.300    14.300   100.00   4/1/2007             N
16969395   1STLIEN  No          ARM      5.500    6.000    20070601  1.000    5.500    15.500   80.00    4/1/2007             N
16969434   1STLIEN  No          ARM      4.750    6.000    20070801  1.000    4.750    12.500   100.00   4/1/2007             N
16969474   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16969475   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16969482   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16969619   1STLIEN  No          ARM      7.250    6.000    20071001  1.000    7.250    16.950   80.00    4/1/2007             N
16969763   1STLIEN  No          ARM      4.500    6.000    20080601  1.000    4.500    14.125   80.00    4/1/2007             N
16969769   1STLIEN  No          ARM      6.000    6.000    20080701  1.000    6.000    14.950   80.00    4/1/2007             N
16969776   1STLIEN  No          ARM      6.750    6.000    20080601  1.000    6.750    14.500   80.00    4/1/2007             N
16969856   1STLIEN  No          ARM      4.375    6.000    20080801  1.000    4.375    14.125   80.00    4/1/2007             N
16983581   1STLIEN  No          ARM      6.050    6.000    20081101  1.000    6.050    14.900   80.00    4/1/2007             N
16983690   1STLIEN  No          ARM      5.900    6.000    20080801  1.000    5.900    13.950   100.00   4/1/2007             N
16983770   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    95.00    4/1/2007             N
16983785   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
16983793   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
16983797   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
16983811   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16983835   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    95.62    4/1/2007             N
16983852   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
16983863   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
16983866   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16993320   1STLIEN  Balloon     ARM      5.030    6.000    20080801  1.000    5.030    13.640   80.00    4/1/2007             N
16993322   1STLIEN  No          ARM      6.090    6.000    20080801  1.000    6.090    15.150   100.00   4/1/2007             N
16993348   1STLIEN  No          ARM      8.050    6.000    20080901  1.000    8.050    16.550   95.00    4/1/2007             N
16993407   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16993412   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    95.28    4/1/2007             N
16993455   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    102.04   4/1/2007             N
16993597   1STLIEN  No          ARM      5.140    6.000    20080101  1.000    5.140    13.800   100.03   4/1/2007             N
16993731   1STLIEN  No          ARM      4.690    6.000    20080301  1.000    4.690    13.500   99.95    4/1/2007             N
16993753   1STLIEN  No          ARM      4.070    6.000    20080301  1.000    4.070    12.750   100.00   4/1/2007             N
16993801   1STLIEN  No          ARM      4.565    6.000    20080301  1.000    4.565    13.375   100.00   4/1/2007             N
16993822   1STLIEN  No          ARM      4.640    6.000    20090301  1.000    4.640    13.450   100.00   4/1/2007             N
16993896   1STLIEN  Balloon     ARM      4.760    6.000    20080401  1.000    4.760    13.750   100.12   4/1/2007             N
16993925   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16993973   1STLIEN  Balloon     ARM      3.050    6.000    20080601  1.000    3.050    13.790   99.80    4/1/2007             N
16994000   1STLIEN  No          ARM      4.810    6.000    20080501  1.000    4.810    13.450   103.33   4/1/2007             N
16994010   1STLIEN  Balloon     ARM      5.130    6.000    20080601  1.000    5.130    13.650   80.00    4/1/2007             N
16994028   1STLIEN  Balloon     ARM      4.710    6.000    20080601  1.000    4.710    13.350   100.00   4/1/2007             N
16994051   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.05   4/1/2007             N
16994071   1STLIEN  No          ARM      5.030    6.000    20080501  1.000    5.030    13.750   100.00   4/1/2007             N
16994073   1STLIEN  No          ARM      5.530    6.000    20080601  1.000    5.530    14.250   100.00   4/1/2007             N
16994105   1STLIEN  Balloon     ARM      3.880    6.000    20080601  1.000    3.880    13.600   100.10   4/1/2007             N
16994227   1STLIEN  Balloon     ARM      5.220    6.000    20080701  1.000    5.220    13.940   80.00    4/1/2007             N
16994239   1STLIEN  No          ARM      4.990    6.000    20080701  1.000    4.990    13.290   99.94    4/1/2007             N
16994300   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16994305   1STLIEN  No          ARM      5.670    6.000    20080701  1.000    5.670    13.500   100.12   4/1/2007             N
16994312   1STLIEN  No          ARM      5.910    6.000    20080801  1.000    5.910    13.740   99.97    4/1/2007             N
16994612   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
16994617   1STLIEN  Balloon     ARM      5.950    6.000    20080401  1.000    5.950    15.500   80.00    4/1/2007             N
16994679   1STLIEN  No          ARM      4.750    6.000    20070901  1.000    4.750    13.450   100.00   4/1/2007             N
16994708   1STLIEN  Balloon     ARM      6.250    6.000    20080501  1.000    6.250    14.000   80.00    4/1/2007             N
16994713   1STLIEN  Balloon     ARM      6.550    6.000    20080601  1.000    6.550    12.750   80.00    4/1/2007             N
16994749   1STLIEN  No          ARM      6.550    6.000    20081001  1.000    6.550    14.700   80.00    4/1/2007             N
16997936   1STLIEN  Balloon     ARM      5.990    6.000    20090101  2.000    5.990    14.750   80.00    4/1/2007             N
16997959   1STLIEN  No          ARM      5.990    6.000    20090101  1.000    5.990    15.540   80.00    4/1/2007             N
16998123   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
16998126   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
16998410   1STLIEN  Balloon     ARM      5.250    6.000    20090101  1.000    5.250    14.980   80.00    4/1/2007             N
16998415   1STLIEN  Balloon     ARM      5.250    6.000    20090101  2.000    5.250    13.790   100.00   4/1/2007             N
16998875   1STLIEN  Balloon     ARM      5.250    6.000    20090101  2.000    5.250    12.690   80.00    4/1/2007             N
16998948   1STLIEN  No          ARM      5.250    6.000    20090101  1.000    5.250    16.390   100.00   4/1/2007             N
16999294   1STLIEN  No          ARM      5.250    6.000    20090101  1.000    5.250    13.890   100.00   4/1/2007             N
16999323   1STLIEN  Balloon     ARM      5.250    6.000    20090101  1.000    5.250    10.740   80.00    4/1/2007             N
17011438   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
17028576   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    13.200   80.00    4/1/2007             N
17028659   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    12.700   100.00   4/1/2007             N
17028805   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    13.500   100.00   4/1/2007             N
17028891   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    13.240   100.00   4/1/2007             N
17028918   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    13.250   100.00   4/1/2007             N
17028942   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    12.250   100.00   4/1/2007             N
17028968   1STLIEN  No          ARM      5.990    6.000    20090201  1.000    5.990    14.450   80.00    4/1/2007             N
17029099   1STLIEN  No          ARM      5.250    6.000    20100201  1.000    5.250    15.140   100.00   4/1/2007             N
17029118   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    13.690   100.00   4/1/2007             N
17029207   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    12.440   100.00   4/1/2007             N
17029359   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    11.200   100.00   4/1/2007             N
17029483   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    12.940   100.00   4/1/2007             N
17029497   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    13.250   100.00   4/1/2007             N
17029592   1STLIEN  Balloon     ARM      5.250    6.000    20100201  1.000    5.250    11.990   100.00   4/1/2007             N
17029617   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    13.100   80.00    4/1/2007             N
17029629   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    12.740   100.00   4/1/2007             N
17029663   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    14.090   100.00   4/1/2007             N
17029700   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    11.990   100.00   4/1/2007             N
17029768   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    12.690   100.00   4/1/2007             N
17029795   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    15.113   80.00    4/1/2007             N
17029873   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    13.390   80.00    4/1/2007             N
17029883   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    13.990   80.00    4/1/2007             N
17030003   1STLIEN  No          ARM      5.990    6.000    20090201  1.000    5.990    12.840   100.00   4/1/2007             N
17030059   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    11.590   100.00   4/1/2007             N
17030174   1STLIEN  No          ARM      5.250    6.000    20100201  1.000    5.250    13.115   100.00   4/1/2007             N
17030479   1STLIEN  No          ARM      5.990    6.000    20090201  1.000    5.990    15.540   80.00    4/1/2007             N
17030528   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    13.640   80.00    4/1/2007             N
17030876   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
17030925   1STLIEN  No          ARM      5.250    6.000    20080801  1.000    5.250    13.875   80.00    4/1/2007             N
17033133   1STLIEN  Balloon     ARM      5.250    6.000    20081101  1.000    5.250    14.490   100.00   4/1/2007             N
17045948   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    10.900   100.00   4/1/2007             N
17045952   1STLIEN  No          ARM      5.990    6.000    20090301  1.000    5.990    13.440   80.00    4/1/2007             N
17045981   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    12.640   100.00   4/1/2007             N
17045983   1STLIEN  No          ARM      5.250    6.000    20090301  1.000    5.250    15.450   80.00    4/1/2007             N
17046047   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    14.440   80.00    4/1/2007             N
17176718   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
17176770   1STLIEN  No          ARM      4.000    6.000    20071101  1.000    4.000    19.850   80.00    4/1/2007             N
17176788   1STLIEN  No          ARM      6.000    6.000    20080401  1.000    6.000    23.950   80.00    4/1/2007             N
17176793   1STLIEN  No          ARM      6.000    6.000    20080201  1.000    6.000    23.625   80.00    4/1/2007             N
17176796   1STLIEN  No          ARM      5.000    6.000    20080201  1.000    5.000    22.125   80.00    4/1/2007             N
17176809   1STLIEN  No          ARM      5.000    6.000    20080401  1.000    5.000    23.950   80.00    4/1/2007             N
17176810   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
17176814   1STLIEN  No          ARM      5.000    6.000    20080301  1.000    5.000    21.625   80.00    4/1/2007             N
17176831   1STLIEN  No          ARM      8.000    6.000    20080301  1.000    8.000    25.990   80.00    4/1/2007             N
17176907   1STLIEN  No          ARM      7.000    6.000    20080401  1.000    7.000    25.890   80.00    4/1/2007             N
17176939   1STLIEN  No          ARM      5.000    6.000    20080601  1.000    5.000    21.875   80.00    4/1/2007             N
17176968   1STLIEN  No          ARM      5.000    6.000    20080601  1.000    5.000    21.950   80.00    4/1/2007             N
17176972   1STLIEN  No          ARM      5.000    6.000    20080601  1.000    5.000    20.125   80.00    4/1/2007             N
17176978   1STLIEN  No          ARM      5.000    6.000    20080601  1.000    5.000    20.375   80.00    4/1/2007             N
17176988   1STLIEN  No          ARM      5.000    6.000    20080601  1.000    5.000    22.375   80.00    4/1/2007             N
17177016   1STLIEN  No          ARM      5.000    6.000    20080601  1.000    5.000    23.750   80.00    4/1/2007             N
17177033   1STLIEN  No          ARM      6.000    12.000   20070801  1.000    6.000    26.250   80.00    4/1/2007             N
17177045   1STLIEN  No          ARM      7.000    6.000    20080701  1.000    7.000    27.650   80.00    4/1/2007             N
17177055   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
17177069   1STLIEN  No          ARM      5.000    6.000    20080701  1.000    5.000    23.625   80.00    4/1/2007             N
17177076   1STLIEN  No          ARM      4.000    6.000    20080701  1.000    4.000    22.125   80.00    4/1/2007             N
17177091   1STLIEN  No          ARM      6.000    6.000    20080601  1.000    6.000    23.725   80.00    4/1/2007             N
17177099   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    23.700   80.00    4/1/2007             N
17177102   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
17177120   1STLIEN  No          ARM      6.000    6.000    20080701  1.000    6.000    26.500   80.00    4/1/2007             N
17177122   1STLIEN  No          ARM      7.000    6.000    20090701  1.000    7.000    26.100   80.00    4/1/2007             N
17177134   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
17177142   1STLIEN  No          ARM      6.000    6.000    20080601  1.000    6.000    21.800   80.00    4/1/2007             N
17177145   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    25.625   80.00    4/1/2007             N
17177149   1STLIEN  No          ARM      5.000    6.000    20110901  1.000    5.000    22.750   80.00    4/1/2007             N
17177173   1STLIEN  No          ARM      4.375    6.000    20080801  1.000    4.375    13.990   90.00    4/1/2007             N
17177178   1STLIEN  No          ARM      5.000    6.000    20080801  1.000    5.000    22.500   80.00    4/1/2007             N
17177185   1STLIEN  No          ARM      5.625    6.000    20080901  1.000    5.625    14.625   80.00    4/1/2007             N
17177190   1STLIEN  No          ARM      4.000    6.000    20080801  1.000    4.000    21.625   80.00    4/1/2007             N
17177191   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    22.250   80.00    4/1/2007             N
17177207   1STLIEN  No          ARM      5.125    6.000    20080901  1.000    5.125    14.625   80.00    4/1/2007             N
17177227   1STLIEN  No          ARM      5.000    6.000    20080901  1.000    5.000    21.950   80.00    4/1/2007             N
17177244   1STLIEN  No          ARM      5.000    6.000    20080901  1.000    5.000    21.875   80.00    4/1/2007             N
17177250   1STLIEN  No          ARM      5.000    6.000    20080901  1.000    5.000    21.875   80.00    4/1/2007             N
17177261   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    27.875   80.00    4/1/2007             N
17177263   1STLIEN  No          ARM      5.000    6.000    20080801  1.000    5.000    20.250   80.00    4/1/2007             N
17177273   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    27.950   80.00    4/1/2007             N
17177318   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
17177324   1STLIEN  No          ARM      6.100    6.000    20090701  1.000    6.100    14.850   100.00   4/1/2007             N
17177340   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    26.500   80.00    4/1/2007             N
17177373   1STLIEN  No          ARM      5.000    6.000    20080901  1.000    5.000    19.950   80.00    4/1/2007             N
17177387   1STLIEN  No          ARM      7.000    6.000    20080901  1.000    7.000    23.950   80.00    4/1/2007             N
17177389   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    26.125   80.00    4/1/2007             N
17177403   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    25.500   80.00    4/1/2007             N
17177408   1STLIEN  No          ARM      4.000    6.000    20081001  1.000    4.000    22.250   80.00    4/1/2007             N
17177412   1STLIEN  No          ARM      5.000    6.000    20081001  1.000    5.000    21.625   80.00    4/1/2007             N
17177430   1STLIEN  No          ARM      5.000    6.000    20081001  1.000    5.000    21.875   80.00    4/1/2007             N
17177442   1STLIEN  No          ARM      4.000    6.000    20081001  1.000    4.000    20.250   80.00    4/1/2007             N
17177455   1STLIEN  No          ARM      6.375    6.000    20081001  1.000    6.375    15.500   80.00    4/1/2007             N
17177460   1STLIEN  No          ARM      5.000    6.000    20081001  1.000    5.000    19.950   80.00    4/1/2007             N
17177467   1STLIEN  No          ARM      5.000    6.000    20081001  1.000    5.000    23.750   80.00    4/1/2007             N
17177470   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    24.250   80.00    4/1/2007             N
17177474   1STLIEN  No          ARM      5.000    6.000    20081001  1.000    5.000    22.375   80.00    4/1/2007             N
17177493   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    26.125   80.00    4/1/2007             N
17177539   1STLIEN  No          ARM      5.000    6.000    20081001  1.000    5.000    22.375   80.00    4/1/2007             N
17177541   1STLIEN  No          ARM      6.000    6.000    20090901  1.000    6.000    23.900   80.00    4/1/2007             N
17177542   1STLIEN  No          ARM      5.000    6.000    20081001  1.000    5.000    23.625   80.00    4/1/2007             N
17177584   1STLIEN  No          ARM      7.000    6.000    20090901  1.000    7.000    26.150   80.00    4/1/2007             N
17177634   1STLIEN  No          ARM      6.000    6.000    20081201  1.000    6.000    27.950   80.00    4/1/2007             N
17177636   1STLIEN  No          ARM      5.000    6.000    20081101  1.000    5.000    24.125   100.00   4/1/2007             N
17177651   1STLIEN  No          ARM      6.000    6.000    20091101  1.000    6.000    26.375   80.00    4/1/2007             N
17177688   1STLIEN  No          ARM      5.000    6.000    20081201  1.000    5.000    22.125   80.00    4/1/2007             N
17177703   1STLIEN  No          ARM      5.000    6.000    20081201  1.000    5.000    24.125   80.00    4/1/2007             N
17177714   1STLIEN  No          ARM      7.000    6.000    20091101  1.000    7.000    25.750   80.00    4/1/2007             N
17177715   1STLIEN  No          ARM      8.000    6.000    20091101  1.000    8.000    27.750   80.00    4/1/2007             N
17177718   1STLIEN  No          ARM      6.000    6.000    20091101  1.000    6.000    24.300   80.00    4/1/2007             N
17177735   1STLIEN  No          ARM      5.000    6.000    20081201  1.000    5.000    19.950   80.00    4/1/2007             N
17177754   1STLIEN  No          ARM      6.000    6.000    20081201  1.000    6.000    28.125   80.00    4/1/2007             N
17177764   1STLIEN  No          ARM      6.000    6.000    20091101  1.000    6.000    23.800   80.00    4/1/2007             N
17177768   1STLIEN  No          ARM      4.000    6.000    20081201  1.000    4.000    19.750   80.00    4/1/2007             N
15645989   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
16771583   1STLIEN  No          ARM      7.600    6.000    20091001  1.000    7.600    14.600   100.00   4/1/2007             N
16719072   1STLIEN  No          ARM      5.500    6.000    20081201  1.000    5.500    15.550   100.00   4/1/2007             N
16839001   1STLIEN  No          ARM      5.500    6.000    20081001  1.000    5.500    14.300   100.00   4/1/2007             N
16983551   1STLIEN  No          ARM      7.000    6.000    20080801  1.000    7.000    15.875   80.00    4/1/2007             N
16983573   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
16997444   1STLIEN  No          ARM      5.625    6.000    20090101  1.000    5.625    14.750   100.00   4/1/2007             N
17035611   1STLIEN  Balloon     ARM      5.250    6.000    20100201  1.000    5.250    12.940   100.00   4/1/2007             N
17039553   1STLIEN  No          ARM      5.250    6.000    20100301  1.000    5.250    13.990   80.00    4/1/2007             N
17029640   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    80.00    4/1/2007             N
17030425   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    11.990   100.00   4/1/2007             N
17176954   1STLIEN  No          ARM      6.000    6.000    20080601  1.000    6.000    20.375   80.00    4/1/2007             N
15510611   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.36    4/1/2007             N
17029269   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.54    4/1/2007             N
17177248   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    80.61    4/1/2007             N
16993914   1STLIEN  No          ARM      5.000    6.000    20080401  1.000    5.000    13.990   100.00   4/1/2007             N
17177325   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    80.87    4/1/2007             N
15923996   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    81.14    4/1/2007             N
16629463   1STLIEN  No          ARM      7.125    6.000    20071001  1.000    7.125    16.125   81.20    4/1/2007             N
16227491   1STLIEN  No          ARM      6.125    6.000    20070801  1.000    6.125    14.125   81.42    4/1/2007             N
16969551   1STLIEN  No          ARM      4.750    6.000    20070601  1.000    4.750    12.625   81.74    4/1/2007             N
16994088   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    81.87    4/1/2007             N
17177066   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    81.92    4/1/2007             N
17176734   1STLIEN  No          ARM      5.000    6.000    20070701  1.000    5.000    18.430   81.95    4/1/2007             N
16983708   1STLIEN  No          ARM      6.250    6.000    20081201  1.000    6.250    15.500   81.98    4/1/2007             N
16854738   1STLIEN  No          ARM      5.250    6.000    20081201  1.000    5.250    12.600   82.19    4/1/2007             N
15947369   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    101.89   4/1/2007             N
16993876   1STLIEN  No          ARM      7.870    6.000    20090401  1.000    7.870    16.800   82.51    4/1/2007             N
16715377   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    82.58    4/1/2007             N
16677031   1STLIEN  No          ARM      6.000    6.000    20070701  1.000    6.000    14.625   82.86    4/1/2007             N
16722579   1STLIEN  No          ARM      7.500    6.000    20070501  1.000    7.500    15.500   83.08    4/1/2007             N
16983590   1STLIEN  No          ARM      5.800    6.000    20080601  1.000    5.800    12.990   97.84    4/1/2007             N
17177156   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    22.365   83.20    4/1/2007             N
17177138   1STLIEN  No          ARM      5.000    6.000    20080801  1.000    5.000    22.195   83.22    4/1/2007             N
16993392   1STLIEN  No          ARM      6.930    6.000    20081201  1.000    6.930    15.300   83.40    4/1/2007             N
16802381   1STLIEN  No          ARM      7.499    6.000    20080101  1.500    7.499    15.999   83.46    4/1/2007             N
17177701   1STLIEN  No          ARM      6.000    6.000    20081201  1.000    6.000    25.625   83.48    4/1/2007             N
17028597   1STLIEN  Balloon     ARM      5.990    6.000    20090201  1.000    5.990    12.990   83.50    4/1/2007             N
16198463   1STLIEN  No          ARM      4.990    6.000    20090201  3.000    4.990    14.300   103.65   4/1/2007             N
15783717   1STLIEN  No          ARM      7.750    6.000    20070701  1.000    7.750    15.950   83.69    4/1/2007             N
17029388   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    12.990   83.73    4/1/2007             N
16969759   1STLIEN  No          ARM      5.750    6.000    20080601  1.000    5.750    14.875   83.74    4/1/2007             N
17028744   1STLIEN  No          ARM      5.990    6.000    20090201  1.000    5.990    11.490   83.75    4/1/2007             N
15440419   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    83.75    4/1/2007             N
16993966   1STLIEN  No          ARM      5.810    6.000    20080501  1.000    5.810    14.800   83.78    4/1/2007             N
16682537   1STLIEN  No          ARM      5.280    6.000    20071201  3.000    5.280    13.250   104.72   4/1/2007             N
16983643   1STLIEN  No          ARM      6.000    6.000    20070801  1.000    6.000    12.550   99.88    4/1/2007             N
16964285   1STLIEN  Balloon     ARM      6.990    6.000    20081001  1.000    6.990    15.500   84.01    4/1/2007             N
17030922   1STLIEN  No          ARM      6.250    6.000    20080801  1.000    6.250    14.500   84.17    4/1/2007             N
17177609   1STLIEN  No          ARM      7.000    6.000    20081101  1.000    7.000    26.250   84.18    4/1/2007             N
16854554   1STLIEN  Balloon     ARM      5.250    6.000    20081201  1.000    5.250    11.990   84.23    4/1/2007             N
16854200   1STLIEN  Balloon     ARM      5.250    6.000    20081201  1.000    5.250    13.750   84.23    4/1/2007             N
17177498   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    84.38    4/1/2007             N
17045988   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    13.500   84.41    4/1/2007             N
15440078   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    84.47    4/1/2007             N
17030549   1STLIEN  No          ARM      5.375    6.000    20070501  1.000    5.375    13.875   84.59    4/1/2007             N
15393161   1STLIEN  No          ARM      9.900    6.000    20080501  1.000    9.900    15.900   84.62    4/1/2007             N
15991377   1STLIEN  No          ARM      5.500    6.000    20070801  2.000    5.500    15.550   84.70    4/1/2007             N
16993887   1STLIEN  Balloon     ARM      4.885    6.000    20080401  1.000    4.885    13.875   84.72    4/1/2007             N
16994654   1STLIEN  No          ARM      5.940    6.000    20071001  1.000    5.940    12.940   84.73    4/1/2007             N
16197723   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    84.74    4/1/2007             N
16323927   1STLIEN  No          ARM      6.450    6.000    20070801  3.000    6.450    14.450   104.40   4/1/2007             N
16993275   1STLIEN  No          ARM      7.670    6.000    20080701  1.000    7.670    15.500   84.77    4/1/2007             N
16993402   1STLIEN  Balloon     ARM      6.000    6.000    20081101  1.000    6.000    14.400   84.78    4/1/2007             N
16606266   1STLIEN  Balloon     ARM      10.250   6.000    20080801  1.000    10.250   15.250   84.81    4/1/2007             N
16325551   1STLIEN  No          ARM      4.750    6.000    20070501  1.000    4.750    13.950   84.82    4/1/2007             N
15974541   1STLIEN  No          ARM      5.500    6.000    20070901  2.000    5.500    12.815   84.85    4/1/2007             N
16969643   1STLIEN  No          ARM      5.125    6.000    20080201  1.000    5.125    14.990   84.85    4/1/2007             N
15646021   1STLIEN  No          ARM      6.000    6.000    20070801  1.000    6.000    15.675   84.86    4/1/2007             N
16765968   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    84.91    4/1/2007             N
16998535   1STLIEN  Balloon     ARM      5.250    6.000    20090101  1.000    5.250    12.340   84.91    4/1/2007             N
17177164   1STLIEN  No          ARM      5.000    6.000    20080801  1.000    5.000    21.500   84.94    4/1/2007             N
17029492   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    14.990   84.95    4/1/2007             N
17177032   1STLIEN  No          ARM      6.000    6.000    20080701  1.000    6.000    23.950   84.96    4/1/2007             N
16855132   1STLIEN  Balloon     ARM      5.990    6.000    20081201  1.000    5.990    15.980   84.97    4/1/2007             N
17029544   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    14.840   84.97    4/1/2007             N
17177424   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    22.250   84.97    4/1/2007             N
16811284   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
17030649   1STLIEN  No          ARM      6.125    6.000    20070501  1.000    6.125    14.625   85.00    4/1/2007             N
14544260   1STLIEN  No          ARM      7.500    6.000    20070501  1.000    7.500    13.990   85.00    4/1/2007             N
15079569   1STLIEN  No          ARM      7.750    6.000    20070501  1.000    7.750    12.850   90.00    4/1/2007             N
15319233   1STLIEN  No          ARM      7.500    6.000    20080301  1.000    7.500    14.400   85.00    4/1/2007             N
15393045   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
15473372   1STLIEN  No          ARM      7.850    6.000    20080601  1.000    7.850    13.850   85.00    4/1/2007             N
15531600   1STLIEN  No          ARM      5.950    6.000    20070601  1.000    5.950    14.800   85.00    4/1/2007             N
15646134   1STLIEN  No          ARM      5.700    6.000    20070801  1.000    5.700    16.550   85.00    4/1/2007             N
15986679   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
16168443   1STLIEN  No          ARM      7.625    6.000    20070901  1.000    7.625    14.125   85.00    4/1/2007             N
16197305   1STLIEN  No          ARM      4.990    6.000    20070901  3.000    4.990    14.750   85.00    4/1/2007             N
16197544   1STLIEN  No          ARM      5.990    6.000    20070901  1.000    5.990    15.375   85.00    4/1/2007             N
16200352   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
16383560   1STLIEN  No          ARM      6.990    6.000    20080701  1.000    6.990    14.950   85.00    4/1/2007             N
16383623   1STLIEN  No          ARM      6.500    6.000    20080701  1.000    6.500    13.750   85.00    4/1/2007             N
16383642   1STLIEN  No          ARM      6.990    6.000    20080701  1.000    6.990    15.500   85.00    4/1/2007             N
16547968   1STLIEN  No          ARM      4.125    6.000    20071001  1.000    4.125    11.875   85.00    4/1/2007             N
16606920   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
16682159   1STLIEN  No          ARM      6.470    6.000    20080901  3.000    6.470    14.600   85.00    4/1/2007             N
16682173   1STLIEN  Balloon     ARM      6.190    6.000    20080901  1.000    6.190    14.700   85.00    4/1/2007             N
16682235   1STLIEN  No          ARM      7.090    6.000    20070801  3.000    7.090    14.800   85.00    4/1/2007             N
16683164   1STLIEN  Balloon     ARM      5.970    6.000    20080401  3.000    5.970    14.900   85.00    4/1/2007             N
16683191   1STLIEN  Balloon     ARM      5.910    6.000    20080401  3.000    5.910    14.900   85.00    4/1/2007             N
16683228   1STLIEN  No          ARM      5.800    6.000    20080501  3.000    5.800    14.790   85.00    4/1/2007             N
16683281   1STLIEN  No          ARM      4.560    6.000    20080401  3.000    4.560    13.550   85.00    4/1/2007             N
16683322   1STLIEN  No          ARM      6.460    6.000    20080501  3.000    6.460    15.450   85.00    4/1/2007             N
16683367   1STLIEN  No          ARM      6.350    6.000    20080501  3.000    6.350    14.990   85.00    4/1/2007             N
16715440   1STLIEN  No          ARM      8.950    6.000    20080401  1.000    8.950    13.950   85.00    4/1/2007             N
16719390   1STLIEN  Balloon     ARM      5.250    6.000    20081101  2.000    5.250    14.690   85.00    4/1/2007             N
16719485   1STLIEN  No          ARM      5.250    6.000    20081101  1.000    5.250    14.940   85.00    4/1/2007             N
16720581   1STLIEN  No          ARM      5.250    6.000    20091101  1.000    5.250    17.980   85.00    4/1/2007             N
16720870   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
16722557   1STLIEN  No          ARM      5.250    6.000    20070501  1.000    5.250    14.750   85.00    4/1/2007             N
16722586   1STLIEN  No          ARM      7.625    6.000    20071001  1.000    7.625    17.250   85.00    4/1/2007             N
16766088   1STLIEN  No          ARM      5.250    6.000    20080201  3.000    5.250    16.490   85.00    4/1/2007             N
16766174   1STLIEN  Balloon     ARM      4.750    6.000    20080401  1.000    4.750    14.990   85.00    4/1/2007             N
16766256   1STLIEN  Balloon     ARM      5.250    6.000    20080801  2.000    5.250    13.100   85.00    4/1/2007             N
16766258   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
16773378   1STLIEN  No          ARM      7.880    6.000    20070701  2.000    7.880    15.880   85.00    4/1/2007             N
16789242   1STLIEN  No          ARM      5.250    6.000    20081101  1.000    5.250    15.390   85.00    4/1/2007             N
16789258   1STLIEN  Balloon     ARM      5.250    6.000    20081101  1.000    5.250    15.990   85.00    4/1/2007             N
16789375   1STLIEN  Balloon     ARM      5.250    6.000    20081101  1.000    5.250    16.290   85.00    4/1/2007             N
16802262   1STLIEN  No          ARM      5.770    6.000    20080301  3.000    5.770    14.700   85.00    4/1/2007             N
16811274   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
16811351   1STLIEN  No          ARM      5.890    6.000    20081001  1.000    5.890    13.890   85.00    4/1/2007             N
16824446   1STLIEN  No          ARM      5.500    6.000    20080701  3.000    5.500    14.990   100.00   4/1/2007             N
16853467   1STLIEN  No          ARM      5.250    6.000    20081201  1.000    5.250    15.365   85.00    4/1/2007             N
16854034   1STLIEN  No          ARM      5.250    6.000    20081201  1.000    5.250    16.690   85.00    4/1/2007             N
16854332   1STLIEN  Balloon     ARM      5.990    6.000    20081201  1.000    5.990    15.590   85.00    4/1/2007             N
16854495   1STLIEN  Balloon     ARM      5.700    6.000    20081201  1.000    5.700    15.540   85.00    4/1/2007             N
16854817   1STLIEN  Balloon     ARM      5.990    6.000    20081201  1.000    5.990    14.980   85.00    4/1/2007             N
16969374   1STLIEN  Balloon     ARM      8.750    6.000    20090101  1.000    8.750    16.750   90.00    4/1/2007             N
16969394   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
16969404   1STLIEN  No          ARM      5.875    6.000    20070901  1.000    5.875    14.950   85.00    4/1/2007             N
16969408   1STLIEN  No          ARM      7.125    6.000    20070901  1.000    7.125    14.500   85.00    4/1/2007             N
16969460   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
16969571   1STLIEN  No          ARM      6.125    6.000    20070801  1.000    6.125    15.375   85.00    4/1/2007             N
16983695   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
16993381   1STLIEN  No          ARM      6.660    6.000    20081101  1.000    6.660    15.100   85.00    4/1/2007             N
16994034   1STLIEN  Balloon     ARM      5.610    6.000    20090501  1.000    5.610    14.250   85.00    4/1/2007             N
16994189   1STLIEN  No          ARM      6.630    6.000    20080601  1.000    6.630    15.350   85.00    4/1/2007             N
16996751   1STLIEN  Balloon     ARM      5.250    6.000    20081201  2.000    5.250    13.990   85.00    4/1/2007             N
16996782   1STLIEN  No          ARM      6.450    6.000    20081201  2.000    6.450    16.050   85.00    4/1/2007             N
16997977   1STLIEN  Balloon     ARM      5.990    6.000    20100101  1.000    5.990    16.980   85.00    4/1/2007             N
16998116   1STLIEN  No          ARM      5.990    6.000    20090101  1.000    5.990    17.030   95.00    4/1/2007             N
16998247   1STLIEN  No          ARM      5.250    6.000    20090101  2.000    5.250    14.500   85.00    4/1/2007             N
16998350   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
16998656   1STLIEN  No          ARM      5.250    6.000    20090101  2.000    5.250    11.750   85.00    4/1/2007             N
16998772   1STLIEN  Balloon     ARM      5.250    6.000    20090101  1.000    5.250    16.980   85.00    4/1/2007             N
16998993   1STLIEN  Balloon     ARM      5.250    6.000    20090101  2.000    5.250    14.900   85.00    4/1/2007             N
16999269   1STLIEN  No          ARM      5.250    6.000    20090101  1.000    5.250    16.490   85.00    4/1/2007             N
16999308   1STLIEN  Balloon     ARM      5.990    6.000    20090101  2.000    5.990    14.350   85.00    4/1/2007             N
16999466   1STLIEN  Balloon     ARM      5.250    6.000    20090101  1.000    5.250    14.690   85.00    4/1/2007             N
16999940   1STLIEN  No          ARM      5.990    6.000    20090101  1.000    5.990    16.330   85.00    4/1/2007             N
17028592   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    13.700   85.00    4/1/2007             N
17028751   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    14.790   85.00    4/1/2007             N
17028967   1STLIEN  Balloon     ARM      5.990    6.000    20090201  1.000    5.990    13.950   85.00    4/1/2007             N
17029003   1STLIEN  Balloon     ARM      5.990    6.000    20090201  1.000    5.990    12.750   85.00    4/1/2007             N
17029325   1STLIEN  Balloon     ARM      5.990    6.000    20090201  1.000    5.990    14.750   85.00    4/1/2007             N
17029451   1STLIEN  Balloon     ARM      5.600    6.000    20090201  1.000    5.600    13.890   85.00    4/1/2007             N
17029470   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    13.600   100.00   4/1/2007             N
17029471   1STLIEN  Balloon     ARM      5.990    6.000    20100201  1.000    5.990    16.040   85.00    4/1/2007             N
17029521   1STLIEN  Balloon     ARM      5.250    6.000    20100201  1.000    5.250    13.250   85.00    4/1/2007             N
17029788   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
17029855   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
17030063   1STLIEN  No          ARM      5.990    6.000    20090201  1.000    5.990    17.640   95.00    4/1/2007             N
17030235   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    13.090   85.00    4/1/2007             N
17030575   1STLIEN  No          ARM      8.375    6.000    20070801  1.000    8.375    17.125   85.00    4/1/2007             N
17030795   1STLIEN  No          ARM      5.500    6.000    20080701  1.000    5.500    16.160   85.00    4/1/2007             N
17045956   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
17045987   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    13.340   85.00    4/1/2007             N
17045989   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    13.500   85.00    4/1/2007             N
17045996   1STLIEN  Balloon     ARM      5.990    6.000    20090301  1.000    5.990    15.990   85.00    4/1/2007             N
17046017   1STLIEN  Balloon     ARM      5.250    6.000    20090301  1.000    5.250    13.440   90.00    4/1/2007             N
17046019   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
17062370   1STLIEN  Balloon     ARM      8.000    6.000    20091101  1.000    8.000    15.850   85.00    4/1/2007             N
17176716   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
17176787   1STLIEN  No          ARM      7.000    6.000    20080101  1.000    7.000    23.875   85.00    4/1/2007             N
17176795   1STLIEN  No          ARM      7.000    6.000    20080301  1.000    7.000    24.375   85.00    4/1/2007             N
17176962   1STLIEN  No          ARM      6.000    6.000    20080601  1.000    6.000    25.950   85.00    4/1/2007             N
17177034   1STLIEN  No          ARM      6.000    6.000    20080701  1.000    6.000    21.625   85.00    4/1/2007             N
17177050   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
17177060   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
17177096   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
17177105   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    29.500   85.00    4/1/2007             N
17177144   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    26.375   85.00    4/1/2007             N
17177157   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    23.990   85.00    4/1/2007             N
17177167   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
17177172   1STLIEN  No          ARM      5.000    6.000    20080801  1.000    5.000    21.750   85.00    4/1/2007             N
17177237   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
17177264   1STLIEN  No          ARM      6.000    6.000    20080701  1.000    6.000    23.800   85.00    4/1/2007             N
17177284   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    25.660   85.00    4/1/2007             N
17177287   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    27.950   85.00    4/1/2007             N
17177308   1STLIEN  No          ARM      7.000    6.000    20080601  1.000    7.000    24.375   85.00    4/1/2007             N
17177319   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    22.250   85.00    4/1/2007             N
17177342   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    24.125   85.00    4/1/2007             N
17177368   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    25.750   85.00    4/1/2007             N
17177416   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    29.750   85.00    4/1/2007             N
17177464   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
17177508   1STLIEN  No          ARM      7.000    6.000    20080901  1.000    7.000    26.125   85.00    4/1/2007             N
17177578   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    25.950   85.00    4/1/2007             N
17177644   1STLIEN  No          ARM      6.000    6.000    20081101  1.000    6.000    25.625   85.00    4/1/2007             N
17177645   1STLIEN  No          ARM      6.000    6.000    20081101  1.000    6.000    25.625   85.00    4/1/2007             N
17177672   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
17177686   1STLIEN  No          ARM      6.000    6.000    20081201  1.000    6.000    28.375   85.00    4/1/2007             N
17177716   1STLIEN  No          ARM      6.000    6.000    20081201  1.000    6.000    27.750   85.00    4/1/2007             N
17177753   1STLIEN  No          ARM      6.000    6.000    20081201  1.000    6.000    22.500   85.00    4/1/2007             N
17177776   1STLIEN  No          ARM      5.000    6.000    20081201  1.000    5.000    22.125   85.00    4/1/2007             N
17011248   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
17038270   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    85.00    4/1/2007             N
17030493   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    14.640   85.00    4/1/2007             N
17030510   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    14.490   101.06   4/1/2007             N
16168351   1STLIEN  No          ARM      7.090    6.000    20071101  3.000    7.090    15.090   85.19    4/1/2007             N
16683283   1STLIEN  No          ARM      6.760    6.000    20080401  3.000    6.760    15.750   85.34    4/1/2007             N
16993370   1STLIEN  No          ARM      6.560    6.000    20081001  1.000    6.560    14.990   85.63    4/1/2007             N
15079230   1STLIEN  No          ARM      6.250    6.000    20070901  1.000    6.250    13.850   85.66    4/1/2007             N
16168469   1STLIEN  No          ARM      8.790    6.000    20070723  1.000    8.790    15.040   85.78    4/1/2007             N
16000538   1STLIEN  No          ARM      6.300    6.000    20070801  3.000    6.300    14.850   85.99    4/1/2007             N
16719412   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    86.09    4/1/2007             N
16969494   1STLIEN  No          ARM      5.625    6.000    20070901  1.000    5.625    14.625   86.12    4/1/2007             N
16197517   1STLIEN  No          ARM      4.990    6.000    20070801  2.000    4.990    15.850   86.19    4/1/2007             N
17177115   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    24.000   86.36    4/1/2007             N
12011403   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    86.50    4/1/2007             N
17177445   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    86.73    4/1/2007             N
16802242   1STLIEN  Balloon     ARM      8.000    6.000    20080301  3.000    8.000    15.640   86.73    4/1/2007             N
16606218   1STLIEN  Balloon     ARM      7.950    6.000    20080601  1.000    7.950    12.950   86.96    4/1/2007             N
16421152   1STLIEN  No          ARM      5.950    6.000    20071001  1.500    5.950    14.925   87.11    4/1/2007             N
16687024   1STLIEN  Balloon     ARM      5.250    6.000    20081001  1.000    5.250    14.200   87.22    4/1/2007             N
16773459   1STLIEN  No          ARM      5.500    6.000    20080601  2.000    5.500    14.699   87.27    4/1/2007             N
16683502   1STLIEN  No          ARM      5.730    6.000    20080601  3.000    5.730    14.450   87.36    4/1/2007             N
16682183   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    87.37    4/1/2007             N
17177582   1STLIEN  No          ARM      6.000    6.000    20081101  1.000    6.000    14.830   87.40    4/1/2007             N
15783761   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    87.54    4/1/2007             N
16802443   1STLIEN  No          ARM      9.350    6.000    20080301  3.000    9.350    16.850   87.69    4/1/2007             N
16766169   1STLIEN  No          ARM      5.250    6.000    20080301  2.000    5.250    12.850   87.69    4/1/2007             N
16773475   1STLIEN  Balloon     ARM      7.500    6.000    20080601  1.500    7.500    15.500   87.78    4/1/2007             N
16720175   1STLIEN  No          ARM      5.250    6.000    20081101  2.000    5.250    10.990   87.95    4/1/2007             N
16348454   1STLIEN  No          ARM      6.990    6.000    20080701  1.000    6.990    14.500   88.00    4/1/2007             N
16993922   1STLIEN  No          ARM      4.780    6.000    20080501  1.000    4.780    13.500   88.04    4/1/2007             N
16811279   1STLIEN  No          ARM      8.750    6.000    20090801  1.000    8.750    16.000   88.04    4/1/2007             N
16720482   1STLIEN  Balloon     ARM      5.990    6.000    20081101  1.000    5.990    12.400   88.09    4/1/2007             N
17029533   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    11.790   88.10    4/1/2007             N
16999332   1STLIEN  No          ARM      5.990    6.000    20090101  1.000    5.990    15.490   88.16    4/1/2007             N
16682172   1STLIEN  No          ARM      6.100    6.000    20080901  3.000    6.100    14.650   88.24    4/1/2007             N
16854410   1STLIEN  Balloon     ARM      5.250    6.000    20081201  1.000    5.250    15.440   88.24    4/1/2007             N
16101188   1STLIEN  No          ARM      4.750    6.000    20070801  1.000    4.750    13.950   88.35    4/1/2007             N
17177580   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    88.36    4/1/2007             N
15715382   1STLIEN  No          ARM      6.240    6.000    20070901  1.000    6.240    14.950   88.41    4/1/2007             N
16969641   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    88.50    4/1/2007             N
16682192   1STLIEN  No          ARM      4.620    6.000    20070901  3.000    4.620    11.700   88.53    4/1/2007             N
16766199   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    88.54    4/1/2007             N
17177378   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    22.410   88.54    4/1/2007             N
16969556   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    88.57    4/1/2007             N
16677154   1STLIEN  No          ARM      6.625    6.000    20071001  1.000    6.625    13.950   88.64    4/1/2007             N
12027125   1STLIEN  No          ARM      6.750    6.000    20070501  1.000    6.750    17.750   88.64    4/1/2007             N
17176911   1STLIEN  No          ARM      6.000    6.000    20080501  1.000    6.000    23.875   88.71    4/1/2007             N
17030207   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    14.040   88.76    4/1/2007             N
17177336   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    23.875   88.85    4/1/2007             N
16773448   1STLIEN  Balloon     ARM      8.000    6.000    20080401  3.000    8.000    16.500   88.96    4/1/2007             N
17177274   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    89.23    4/1/2007             N
16683265   1STLIEN  No          ARM      6.510    6.000    20090401  3.000    6.510    15.500   89.27    4/1/2007             N
16969546   1STLIEN  No          ARM      4.375    6.000    20070701  1.000    4.375    13.625   89.27    4/1/2007             N
17176682   1STLIEN  No          ARM      4.000    6.000    20081101  1.000    4.000    24.000   89.29    4/1/2007             N
16994629   1STLIEN  No          ARM      6.550    6.000    20090701  1.000    6.550    17.325   89.46    4/1/2007             N
16998411   1STLIEN  No          ARM      5.250    6.000    20090101  1.000    5.250    14.740   89.47    4/1/2007             N
17176815   1STLIEN  No          ARM      6.000    6.000    20080401  1.000    6.000    26.250   89.47    4/1/2007             N
16722544   1STLIEN  No          ARM      5.250    6.000    20071001  1.000    5.250    14.500   89.52    4/1/2007             N
16802335   1STLIEN  No          ARM      6.000    6.000    20080201  3.000    6.000    16.625   89.55    4/1/2007             N
12021813   1STLIEN  No          ARM      3.740    6.000    20071001  1.000    3.740    15.240   89.57    4/1/2007             N
16802207   1STLIEN  No          ARM      8.600    6.000    20081201  1.500    8.600    17.100   89.65    4/1/2007             N
16994123   1STLIEN  No          ARM      6.330    6.000    20080601  1.000    6.330    15.050   95.00    4/1/2007             N
15783762   1STLIEN  No          ARM      6.375    6.000    20070901  1.000    6.375    15.125   89.71    4/1/2007             N
16722541   1STLIEN  No          ARM      5.500    6.000    20070901  1.000    5.500    14.950   89.72    4/1/2007             N
16993726   1STLIEN  No          ARM      5.810    6.000    20080201  1.000    5.810    14.500   89.74    4/1/2007             N
12001781   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    89.75    4/1/2007             N
16722723   1STLIEN  No          ARM      5.625    6.000    20080601  3.000    5.625    12.950   89.76    4/1/2007             N
16175439   1STLIEN  No          ARM      3.500    6.000    20070701  3.000    3.500    12.375   89.78    4/1/2007             N
16969802   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    89.83    4/1/2007             N
17029705   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    11.990   89.86    4/1/2007             N
16969616   1STLIEN  No          ARM      7.209    6.000    20070901  1.000    7.209    14.175   89.87    4/1/2007             N
17177589   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    89.90    4/1/2007             N
16715451   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    89.91    4/1/2007             N
16855388   1STLIEN  Balloon     ARM      5.250    6.000    20081201  1.000    5.250    15.390   89.92    4/1/2007             N
17177614   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    89.93    4/1/2007             N
17028846   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    89.96    4/1/2007             N
17036387   1STLIEN  Balloon     ARM      5.990    6.000    20100301  1.000    5.990    13.900   89.99    4/1/2007             N
16969651   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
17176844   1STLIEN  No          ARM      5.000    6.000    20080401  1.000    5.000    22.375   90.00    4/1/2007             N
14724430   1STLIEN  No          ARM      7.390    6.000    20070801  1.000    7.390    13.460   90.00    4/1/2007             N
15143747   1STLIEN  No          ARM      6.000    6.000    20070601  1.500    6.000    14.540   100.00   4/1/2007             N
15144045   1STLIEN  No          ARM      5.750    6.000    20070501  1.500    5.750    14.290   100.00   4/1/2007             N
15202372   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
15400856   1STLIEN  No          ARM      5.550    6.000    20070501  1.000    5.550    15.200   90.00    4/1/2007             N
15400882   1STLIEN  No          ARM      5.300    6.000    20070701  1.000    5.300    14.750   90.00    4/1/2007             N
15574124   1STLIEN  No          ARM      6.875    6.000    20070801  1.000    6.875    13.250   90.00    4/1/2007             N
15590840   1STLIEN  No          ARM      6.500    6.000    20080601  1.000    6.500    14.250   90.00    4/1/2007             N
15641957   1STLIEN  No          ARM      8.850    6.000    20070901  1.000    8.850    14.850   90.00    4/1/2007             N
15668795   1STLIEN  No          ARM      6.740    6.000    20070901  1.000    6.740    13.990   90.00    4/1/2007             N
15694035   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
15842912   1STLIEN  No          ARM      5.875    6.000    20071001  1.000    5.875    13.500   90.00    4/1/2007             N
15923789   1STLIEN  No          ARM      5.000    6.000    20070901  3.000    5.000    14.625   90.00    4/1/2007             N
15924035   1STLIEN  No          ARM      7.250    6.000    20070501  1.000    7.250    15.500   90.00    4/1/2007             N
15986494   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
16175750   1STLIEN  No          ARM      7.800    6.000    20080401  1.000    7.800    14.300   90.00    4/1/2007             N
16197833   1STLIEN  No          ARM      4.990    6.000    20071001  2.000    4.990    17.000   100.00   4/1/2007             N
16203312   1STLIEN  No          ARM      6.125    6.000    20070901  1.000    6.125    15.750   90.00    4/1/2007             N
16203429   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
16203602   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
16227562   1STLIEN  No          ARM      5.750    6.000    20070601  1.000    5.750    14.950   90.00    4/1/2007             N
16227619   1STLIEN  No          ARM      5.875    6.000    20070701  2.000    5.875    13.950   90.00    4/1/2007             N
16384739   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
16404207   1STLIEN  Balloon     ARM      5.500    6.000    20080801  1.000    5.500    14.990   90.00    4/1/2007             N
16422176   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
16422229   1STLIEN  No          ARM      6.000    6.000    20080801  1.500    6.000    13.850   90.00    4/1/2007             N
16606701   1STLIEN  No          ARM      9.850    6.000    20080801  1.000    9.850    14.850   90.00    4/1/2007             N
16682156   1STLIEN  No          ARM      7.120    6.000    20080801  3.000    7.120    15.250   90.00    4/1/2007             N
16682161   1STLIEN  No          ARM      5.890    6.000    20080801  3.000    5.890    14.500   90.00    4/1/2007             N
16682163   1STLIEN  Balloon     ARM      4.930    6.000    20080801  3.000    4.930    13.540   90.00    4/1/2007             N
16682174   1STLIEN  No          ARM      6.700    6.000    20080901  3.000    6.700    15.250   90.00    4/1/2007             N
16682269   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
16682599   1STLIEN  No          ARM      7.150    6.000    20080101  3.000    7.150    15.750   90.00    4/1/2007             N
16682600   1STLIEN  No          ARM      6.900    6.000    20080101  3.000    6.900    15.500   90.00    4/1/2007             N
16682906   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
16683060   1STLIEN  No          ARM      7.460    6.000    20080501  3.000    7.460    16.100   90.00    4/1/2007             N
16683107   1STLIEN  No          ARM      5.920    6.000    20080301  3.000    5.920    14.850   90.00    4/1/2007             N
16683179   1STLIEN  No          ARM      8.360    6.000    20080501  3.000    8.360    17.000   90.00    4/1/2007             N
16683183   1STLIEN  Balloon     ARM      6.170    6.000    20080401  3.000    6.170    15.100   90.00    4/1/2007             N
16683229   1STLIEN  No          ARM      8.410    6.000    20080401  3.000    8.410    17.400   90.00    4/1/2007             N
16683292   1STLIEN  No          ARM      6.780    6.000    20080501  3.000    6.780    15.500   90.00    4/1/2007             N
16683381   1STLIEN  Balloon     ARM      5.310    6.000    20080501  3.000    5.310    13.950   90.00    4/1/2007             N
16687724   1STLIEN  Balloon     ARM      5.250    6.000    20081101  1.000    5.250    14.240   90.00    4/1/2007             N
16705241   1STLIEN  No          ARM      6.250    6.000    20070801  1.000    6.250    13.950   90.00    4/1/2007             N
16705508   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
16708816   1STLIEN  No          ARM      5.990    6.000    20080101  2.000    5.990    14.400   90.00    4/1/2007             N
16715415   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
16715604   1STLIEN  No          ARM      9.750    6.000    20080701  1.000    9.750    14.750   100.00   4/1/2007             N
16715707   1STLIEN  No          ARM      5.250    6.000    20080901  1.000    5.250    11.800   100.00   4/1/2007             N
16719539   1STLIEN  Balloon     ARM      5.250    6.000    20081101  2.000    5.250    14.540   90.00    4/1/2007             N
16719906   1STLIEN  No          ARM      5.250    6.000    20081101  2.000    5.250    14.990   90.00    4/1/2007             N
16720813   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
16722503   1STLIEN  No          ARM      6.000    6.000    20070701  1.000    6.000    14.250   90.00    4/1/2007             N
16722590   1STLIEN  No          ARM      5.875    6.000    20070501  1.000    5.875    13.950   90.00    4/1/2007             N
16722606   1STLIEN  No          ARM      4.500    6.000    20070701  1.000    4.500    12.500   90.00    4/1/2007             N
16765900   1STLIEN  No          ARM      5.990    6.000    20070601  3.000    5.990    15.490   90.00    4/1/2007             N
16766029   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
16766124   1STLIEN  No          ARM      5.250    6.000    20080201  2.000    5.250    13.500   90.00    4/1/2007             N
16766128   1STLIEN  No          ARM      5.250    6.000    20090201  2.000    5.250    13.990   90.00    4/1/2007             N
16766227   1STLIEN  No          ARM      5.250    6.000    20080601  2.000    5.250    11.850   90.00    4/1/2007             N
16766246   1STLIEN  No          ARM      5.250    6.000    20080801  1.000    5.250    11.490   90.00    4/1/2007             N
16766261   1STLIEN  No          ARM      5.990    6.000    20080901  1.000    5.990    15.540   90.00    4/1/2007             N
16767825   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
16789440   1STLIEN  Balloon     ARM      5.250    6.000    20081101  1.000    5.250    13.590   90.00    4/1/2007             N
16811320   1STLIEN  Balloon     ARM      6.790    6.000    20081001  3.000    6.790    14.790   90.00    4/1/2007             N
16811346   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
16814377   1STLIEN  Balloon     ARM      6.950    6.000    20081201  1.000    6.950    14.390   90.00    4/1/2007             N
16814572   1STLIEN  No          ARM      7.500    6.000    20080501  3.000    7.500    14.990   90.00    4/1/2007             N
16837504   1STLIEN  No          ARM      7.500    6.000    20070801  1.000    7.500    15.525   90.00    4/1/2007             N
16838148   1STLIEN  No          ARM      6.450    6.000    20080715  1.000    6.450    14.950   90.00    4/1/2007             N
16840628   1STLIEN  No          ARM      6.000    6.000    20081201  1.000    6.000    14.850   90.00    4/1/2007             N
16853817   1STLIEN  No          ARM      5.250    6.000    20081201  1.000    5.250    15.490   90.00    4/1/2007             N
16854055   1STLIEN  No          ARM      5.250    6.000    20081201  1.000    5.250    14.330   90.00    4/1/2007             N
16854077   1STLIEN  Balloon     ARM      5.250    6.000    20081201  1.000    5.250    17.280   90.00    4/1/2007             N
16966859   1STLIEN  Balloon     ARM      6.300    6.000    20090101  1.000    6.300    14.950   90.00    4/1/2007             N
16969118   1STLIEN  No          ARM      6.950    6.000    20100101  1.000    6.950    14.900   90.00    4/1/2007             N
16969202   1STLIEN  Balloon     ARM      7.350    6.000    20081201  1.000    7.350    15.350   98.56    4/1/2007             N
16969245   1STLIEN  No          ARM      7.300    6.000    20090101  1.000    7.300    15.300   100.00   4/1/2007             N
16969307   1STLIEN  Balloon     ARM      8.750    6.000    20090101  1.000    8.750    16.750   100.00   4/1/2007             N
16969436   1STLIEN  No          ARM      6.375    6.000    20070801  1.000    6.375    16.125   90.00    4/1/2007             N
16969441   1STLIEN  No          ARM      5.375    6.000    20070801  1.000    5.375    13.875   90.00    4/1/2007             N
16969449   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
16969455   1STLIEN  No          ARM      6.625    6.000    20071001  1.000    6.625    13.875   90.00    4/1/2007             N
16969522   1STLIEN  No          ARM      7.250    6.000    20071001  1.000    7.250    14.875   90.00    4/1/2007             N
16969585   1STLIEN  No          ARM      5.000    6.000    20070901  1.000    5.000    14.875   90.00    4/1/2007             N
16969591   1STLIEN  No          ARM      4.875    6.000    20070901  1.000    4.875    14.750   90.00    4/1/2007             N
16969622   1STLIEN  No          ARM      4.250    6.000    20071101  1.000    4.250    13.750   90.00    4/1/2007             N
16969770   1STLIEN  No          ARM      2.750    12.000   20130701  5.000    2.750    12.000   90.00    4/1/2007             N
16969775   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
16992099   1STLIEN  No          ARM      5.500    12.000   20120101  2.000    5.500    13.490   100.00   4/1/2007             N
16992603   1STLIEN  No          ARM      5.800    12.000   20120101  2.000    5.800    13.950   100.00   4/1/2007             N
16993355   1STLIEN  Balloon     ARM      6.130    6.000    20110901  1.000    6.130    14.590   90.00    4/1/2007             N
16993356   1STLIEN  No          ARM      6.015    6.000    20081001  1.000    6.015    14.475   90.00    4/1/2007             N
16993376   1STLIEN  No          ARM      5.050    6.000    20081101  1.000    5.050    15.450   90.00    4/1/2007             N
16993380   1STLIEN  Balloon     ARM      7.160    6.000    20081101  1.000    7.160    15.600   90.00    4/1/2007             N
16993391   1STLIEN  No          ARM      5.680    6.000    20081101  1.000    5.680    14.050   90.00    4/1/2007             N
16993405   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
16993736   1STLIEN  Balloon     ARM      6.020    6.000    20080301  1.000    6.020    14.700   90.00    4/1/2007             N
16993875   1STLIEN  No          ARM      6.970    6.000    20080301  1.000    6.970    15.900   90.00    4/1/2007             N
16993924   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
16994107   1STLIEN  No          ARM      4.430    6.000    20090601  1.000    4.430    13.150   90.00    4/1/2007             N
16994145   1STLIEN  No          ARM      6.780    6.000    20080601  1.000    6.780    15.500   90.00    4/1/2007             N
16994194   1STLIEN  Balloon     ARM      6.270    6.000    20080601  1.000    6.270    14.990   90.00    4/1/2007             N
16994248   1STLIEN  No          ARM      7.690    6.000    20080701  1.000    7.690    15.990   90.00    4/1/2007             N
16994306   1STLIEN  No          ARM      7.370    6.000    20090701  1.000    7.370    15.200   90.00    4/1/2007             N
16994691   1STLIEN  No          ARM      5.550    6.000    20080101  1.000    5.550    15.000   90.00    4/1/2007             N
16994733   1STLIEN  No          ARM      6.250    6.000    20080801  1.000    6.250    16.350   90.00    4/1/2007             N
16994738   1STLIEN  Balloon     ARM      5.550    6.000    20080901  1.000    5.550    15.750   90.00    4/1/2007             N
16994756   1STLIEN  Balloon     ARM      5.550    6.000    20080101  1.000    5.550    16.575   90.00    4/1/2007             N
16996768   1STLIEN  Balloon     ARM      5.250    6.000    20081201  2.000    5.250    13.650   90.00    4/1/2007             N
16997270   1STLIEN  No          ARM      5.875    6.000    20081001  1.000    5.875    13.875   90.00    4/1/2007             N
16998103   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
16998257   1STLIEN  Balloon     ARM      5.250    6.000    20100101  2.000    5.250    12.990   90.00    4/1/2007             N
16999403   1STLIEN  No          ARM      5.990    6.000    20090101  2.000    5.990    14.550   90.00    4/1/2007             N
16999469   1STLIEN  No          ARM      5.250    6.000    20090101  1.000    5.250    16.780   100.00   4/1/2007             N
16999525   1STLIEN  No          ARM      5.250    6.000    20090101  2.000    5.250    13.650   90.00    4/1/2007             N
16999846   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
17028652   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    15.200   90.00    4/1/2007             N
17028760   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
17028999   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    13.550   90.00    4/1/2007             N
17029023   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    11.740   90.00    4/1/2007             N
17029254   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
17029260   1STLIEN  Balloon     ARM      5.250    6.000    20120201  1.000    5.250    15.300   90.00    4/1/2007             N
17029366   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    12.940   90.00    4/1/2007             N
17029598   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    14.600   90.00    4/1/2007             N
17029694   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    13.840   90.00    4/1/2007             N
17029782   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    12.940   90.00    4/1/2007             N
17029882   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
17029893   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    13.365   90.00    4/1/2007             N
17029952   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
17030081   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    12.490   90.00    4/1/2007             N
17030108   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    14.200   90.00    4/1/2007             N
17030194   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    13.590   90.00    4/1/2007             N
17030229   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    13.990   100.00   4/1/2007             N
17030281   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
17030333   1STLIEN  Balloon     ARM      5.990    6.000    20090201  1.000    5.990    12.400   90.00    4/1/2007             N
17030349   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
17030361   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
17030908   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
17031037   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
17045997   1STLIEN  No          ARM      5.250    6.000    20090301  1.000    5.250    13.700   90.00    4/1/2007             N
17046111   1STLIEN  No          ARM      5.990    6.000    20090301  1.000    5.990    14.165   95.00    4/1/2007             N
17176726   1STLIEN  No          ARM      2.750    6.000    20070701  1.000    2.750    12.125   90.00    4/1/2007             N
17176728   1STLIEN  No          ARM      3.000    6.000    20070701  1.000    3.000    19.750   90.00    4/1/2007             N
17176731   1STLIEN  No          ARM      4.000    6.000    20070701  1.000    4.000    19.625   90.00    4/1/2007             N
17176736   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
17176744   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
17176753   1STLIEN  No          ARM      7.000    6.000    20070901  1.000    7.000    21.625   90.00    4/1/2007             N
17176759   1STLIEN  No          ARM      5.000    6.000    20071001  1.000    5.000    19.950   90.00    4/1/2007             N
17176766   1STLIEN  No          ARM      7.000    6.000    20071001  1.000    7.000    20.125   90.00    4/1/2007             N
17176780   1STLIEN  No          ARM      6.000    6.000    20080101  1.000    6.000    22.375   90.00    4/1/2007             N
17176791   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
17176817   1STLIEN  No          ARM      6.000    6.000    20080401  1.000    6.000    25.875   90.00    4/1/2007             N
17176838   1STLIEN  No          ARM      6.000    6.000    20080401  1.000    6.000    23.625   90.00    4/1/2007             N
17176884   1STLIEN  No          ARM      6.000    6.000    20080601  1.000    6.000    25.950   90.00    4/1/2007             N
17176923   1STLIEN  No          ARM      6.000    6.000    20080601  1.000    6.000    22.500   90.00    4/1/2007             N
17176925   1STLIEN  No          ARM      6.000    6.000    20080501  1.000    6.000    25.900   90.00    4/1/2007             N
17176996   1STLIEN  No          ARM      6.000    6.000    20080601  1.000    6.000    22.250   90.00    4/1/2007             N
17177024   1STLIEN  No          ARM      6.000    6.000    20080601  1.000    6.000    23.740   90.00    4/1/2007             N
17177027   1STLIEN  No          ARM      7.000    6.000    20080601  1.000    7.000    24.250   90.00    4/1/2007             N
17177030   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    21.950   90.00    4/1/2007             N
17177051   1STLIEN  No          ARM      8.000    6.000    20080801  1.000    8.000    25.750   90.00    4/1/2007             N
17177073   1STLIEN  No          ARM      5.000    6.000    20080701  1.000    5.000    20.400   90.00    4/1/2007             N
17177086   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    25.500   90.00    4/1/2007             N
17177121   1STLIEN  No          ARM      6.000    6.000    20080608  1.000    6.000    23.740   90.00    4/1/2007             N
17177123   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    26.250   90.00    4/1/2007             N
17177130   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    22.375   90.00    4/1/2007             N
17177132   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    25.625   90.00    4/1/2007             N
17177161   1STLIEN  No          ARM      6.250    6.000    20080801  1.000    6.250    15.625   90.00    4/1/2007             N
17177180   1STLIEN  No          ARM      5.000    6.000    20080801  1.000    5.000    26.250   90.00    4/1/2007             N
17177193   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
17177202   1STLIEN  No          ARM      5.000    6.000    20080801  1.000    5.000    19.950   90.00    4/1/2007             N
17177219   1STLIEN  No          ARM      6.500    6.000    20080801  1.000    6.500    14.500   90.00    4/1/2007             N
17177226   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    24.250   90.00    4/1/2007             N
17177230   1STLIEN  No          ARM      4.000    6.000    20080901  1.000    4.000    25.500   90.00    4/1/2007             N
17177242   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    25.625   90.00    4/1/2007             N
17177300   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    23.750   90.00    4/1/2007             N
17177314   1STLIEN  No          ARM      4.000    6.000    20080901  1.000    4.000    22.500   90.00    4/1/2007             N
17177366   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
17177375   1STLIEN  No          ARM      7.000    6.000    20081001  1.000    7.000    23.950   90.00    4/1/2007             N
17177392   1STLIEN  No          ARM      4.000    6.000    20080901  1.000    4.000    26.125   90.00    4/1/2007             N
17177397   1STLIEN  No          ARM      5.000    6.000    20081001  1.000    5.000    21.750   90.00    4/1/2007             N
17177417   1STLIEN  No          ARM      5.000    6.000    20081001  1.000    5.000    25.950   90.00    4/1/2007             N
17177473   1STLIEN  No          ARM      7.000    6.000    20080901  1.000    7.000    26.375   90.00    4/1/2007             N
17177526   1STLIEN  No          ARM      5.000    6.000    20081101  1.000    5.000    21.500   90.00    4/1/2007             N
17177529   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    24.320   90.00    4/1/2007             N
17177583   1STLIEN  No          ARM      8.000    6.000    20080918  1.000    8.000    25.940   90.00    4/1/2007             N
17177681   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
17177744   1STLIEN  No          ARM      6.000    6.000    20081201  1.000    6.000    25.875   90.00    4/1/2007             N
17177766   1STLIEN  No          ARM      6.000    6.000    20081201  1.000    6.000    25.950   90.00    4/1/2007             N
15693278   1STLIEN  No          ARM      5.950    6.000    20070801  1.000    5.950    14.200   95.00    4/1/2007             N
16771617   1STLIEN  No          ARM      7.500    6.000    20080901  1.000    7.500    14.500   90.00    4/1/2007             N
16970691   1STLIEN  No          ARM      5.500    6.000    20081201  1.000    5.500    15.200   90.00    4/1/2007             N
16997390   1STLIEN  No          ARM      7.250    6.000    20090101  1.000    7.250    16.000   90.00    4/1/2007             N
16997528   1STLIEN  No          ARM      6.500    6.000    20090101  1.000    6.500    16.375   90.00    4/1/2007             N
17011327   1STLIEN  Balloon     ARM      5.750    6.000    20090101  1.000    5.750    13.775   90.00    4/1/2007             N
17039631   1STLIEN  No          ARM      5.250    6.000    20100301  1.000    5.250    12.540   100.00   4/1/2007             N
17029960   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    90.00    4/1/2007             N
17029918   1STLIEN  Balloon     ARM      5.300    6.000    20090201  1.000    5.300    14.700   90.00    4/1/2007             N
16993959   1STLIEN  Balloon     ARM      6.410    6.000    20080501  1.000    6.410    15.400   90.26    4/1/2007             N
16101026   1STLIEN  No          ARM      5.000    6.000    20071001  1.000    5.000    14.125   90.78    4/1/2007             N
16168281   1STLIEN  Balloon     ARM      5.150    6.000    20070901  3.000    5.150    12.550   90.86    4/1/2007             N
15745798   1STLIEN  No          ARM      6.990    6.000    20070901  1.000    6.990    13.500   91.11    4/1/2007             N
16993308   1STLIEN  Balloon     ARM      6.820    6.000    20080801  1.000    6.820    14.840   91.27    4/1/2007             N
16197335   1STLIEN  No          ARM      4.990    6.000    20070901  2.000    4.990    14.750   96.66    4/1/2007             N
16969870   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    92.00    4/1/2007             N
16969738   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    92.07    4/1/2007             N
16547887   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    92.42    4/1/2007             N
16299519   1STLIEN  No          ARM      4.990    6.000    20070801  2.000    4.990    14.950   92.57    4/1/2007             N
16629625   1STLIEN  No          ARM      3.375    6.000    20070801  3.000    3.375    13.625   92.57    4/1/2007             N
16994620   1STLIEN  Balloon     ARM      5.950    6.000    20080501  1.000    5.950    15.200   92.58    4/1/2007             N
15626799   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    92.79    4/1/2007             N
17177568   1STLIEN  No          ARM      6.000    6.000    20081101  1.000    6.000    21.875   92.81    4/1/2007             N
17177280   1STLIEN  No          ARM      7.000    6.000    20090705  1.000    7.000    25.790   93.17    4/1/2007             N
16677091   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    93.20    4/1/2007             N
16000470   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    93.36    4/1/2007             N
16994680   1STLIEN  No          ARM      4.510    6.000    20070601  2.000    4.510    13.990   93.41    4/1/2007             N
17030652   1STLIEN  No          ARM      5.125    6.000    20070601  1.000    5.125    12.625   93.67    4/1/2007             N
14766071   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    93.70    4/1/2007             N
17176765   1STLIEN  No          ARM      6.000    6.000    20071101  1.000    6.000    22.125   93.86    4/1/2007             N
16198026   1STLIEN  No          ARM      5.990    6.000    20070801  2.000    5.990    13.000   93.99    4/1/2007             N
16854856   1STLIEN  Balloon     ARM      5.250    6.000    20081201  1.000    5.250    15.980   94.00    4/1/2007             N
11966607   1STLIEN  No          ARM      5.750    6.000    20070801  1.000    5.750    16.850   94.19    4/1/2007             N
16682962   1STLIEN  No          ARM      7.320    6.000    20080305  3.000    7.320    16.150   94.29    4/1/2007             N
16983672   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    94.44    4/1/2007             N
16998056   1STLIEN  No          ARM      5.250    6.000    20100101  1.000    5.250    15.940   94.55    4/1/2007             N
16993395   1STLIEN  No          ARM      8.050    6.000    20081101  1.000    8.050    16.450   94.61    4/1/2007             N
17177499   1STLIEN  No          ARM      8.000    6.000    20080801  1.000    8.000    23.660   94.73    4/1/2007             N
16983683   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    94.74    4/1/2007             N
16993358   1STLIEN  No          ARM      5.690    6.000    20080901  1.000    5.690    16.150   94.80    4/1/2007             N
16548051   1STLIEN  No          ARM      5.250    6.000    20070801  3.000    5.250    14.500   94.89    4/1/2007             N
16811343   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    94.95    4/1/2007             N
17028634   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
17176992   1STLIEN  No          ARM      6.000    6.000    20080701  1.000    6.000    23.950   94.97    4/1/2007             N
16994673   1STLIEN  No          ARM      5.990    6.000    20100601  2.000    5.990    13.500   94.99    4/1/2007             N
17177067   1STLIEN  No          ARM      6.000    6.000    20080701  1.000    6.000    25.625   95.00    4/1/2007             N
16969561   1STLIEN  No          ARM      4.750    6.000    20070701  1.000    4.750    13.625   95.00    4/1/2007             N
17177225   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    25.625   95.00    4/1/2007             N
17177751   1STLIEN  No          ARM      6.000    6.000    20081201  1.000    6.000    25.750   95.00    4/1/2007             N
17177520   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    26.150   95.00    4/1/2007             N
15360945   1STLIEN  No          ARM      5.500    6.000    20071001  1.000    5.500    12.950   95.00    4/1/2007             N
15430797   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    95.00    4/1/2007             N
15431148   1STLIEN  No          ARM      5.250    6.000    20070601  1.000    5.250    14.550   95.00    4/1/2007             N
15613893   1STLIEN  No          ARM      5.800    6.000    20070601  1.000    5.800    15.500   95.00    4/1/2007             N
15645972   1STLIEN  No          ARM      5.700    6.000    20070801  1.000    5.700    15.350   95.00    4/1/2007             N
15947308   1STLIEN  No          ARM      4.990    6.000    20070501  2.000    4.990    16.050   95.00    4/1/2007             N
16203325   1STLIEN  No          ARM      5.750    6.000    20070901  1.000    5.750    15.125   95.00    4/1/2007             N
16321994   1STLIEN  No          ARM      7.000    6.000    20090601  1.000    7.000    16.625   95.00    4/1/2007             N
16348406   1STLIEN  No          ARM      5.625    6.000    20080701  1.000    5.625    12.875   95.00    4/1/2007             N
16651488   1STLIEN  Balloon     ARM      5.500    6.000    20081001  1.000    5.500    16.750   95.00    4/1/2007             N
16677396   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    95.00    4/1/2007             N
16677401   1STLIEN  No          ARM      5.750    6.000    20080601  3.000    5.750    14.125   95.00    4/1/2007             N
16682164   1STLIEN  No          ARM      4.680    6.000    20080901  3.000    4.680    13.290   95.00    4/1/2007             N
16682165   1STLIEN  Balloon     ARM      7.140    6.000    20080801  3.000    7.140    15.750   95.00    4/1/2007             N
16682225   1STLIEN  No          ARM      6.350    6.000    20070601  1.000    6.350    13.750   95.00    4/1/2007             N
16683512   1STLIEN  No          ARM      6.280    6.000    20080601  3.000    6.280    15.000   95.00    4/1/2007             N
16683544   1STLIEN  No          ARM      6.250    6.000    20080801  3.000    6.250    14.800   95.00    4/1/2007             N
16705578   1STLIEN  No          ARM      6.125    6.000    20080501  1.000    6.125    14.250   95.00    4/1/2007             N
16720939   1STLIEN  No          ARM      5.990    6.000    20081101  2.000    5.990    13.250   95.00    4/1/2007             N
16789331   1STLIEN  Balloon     ARM      5.250    6.000    20081101  1.000    5.250    13.850   95.00    4/1/2007             N
16811338   1STLIEN  No          ARM      6.175    6.000    20090901  1.000    6.175    14.175   95.00    4/1/2007             N
16824464   1STLIEN  No          ARM      6.000    6.000    20080801  3.000    6.000    15.850   95.00    4/1/2007             N
16837998   1STLIEN  No          ARM      6.500    6.000    20080701  1.000    6.500    15.250   95.00    4/1/2007             N
16849741   1STLIEN  Balloon     ARM      5.250    6.000    20100101  1.500    5.250    16.625   95.00    4/1/2007             N
16853529   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    95.00    4/1/2007             N
16854970   1STLIEN  No          ARM      5.250    6.000    20081201  1.000    5.250    16.110   95.00    4/1/2007             N
16969470   1STLIEN  No          ARM      6.250    6.000    20070501  1.000    6.250    15.750   95.00    4/1/2007             N
16969508   1STLIEN  No          ARM      5.000    6.000    20070901  1.000    5.000    13.125   95.00    4/1/2007             N
16969608   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    95.00    4/1/2007             N
16983742   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    95.00    4/1/2007             N
16983846   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    95.00    4/1/2007             N
16993327   1STLIEN  Balloon     ARM      5.640    6.000    20080901  1.000    5.640    14.990   95.00    4/1/2007             N
16994274   1STLIEN  Balloon     ARM      5.860    6.000    20080701  1.000    5.860    13.690   95.00    4/1/2007             N
16994672   1STLIEN  No          ARM      5.625    12.000   20070801  2.000    5.625    14.625   95.00    4/1/2007             N
16994741   1STLIEN  No          ARM      7.250    6.000    20080901  1.000    7.250    15.990   95.00    4/1/2007             N
17028770   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    13.150   95.00    4/1/2007             N
17028784   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    14.140   95.00    4/1/2007             N
17028828   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    95.00    4/1/2007             N
17029474   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    95.00    4/1/2007             N
17029728   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    13.600   95.00    4/1/2007             N
17029981   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    13.690   95.00    4/1/2007             N
17030057   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    95.00    4/1/2007             N
17030221   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    14.250   95.00    4/1/2007             N
17030262   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    95.00    4/1/2007             N
17030657   1STLIEN  No          ARM      5.625    6.000    20070701  1.000    5.625    14.250   95.00    4/1/2007             N
17030919   1STLIEN  No          ARM      6.375    6.000    20080801  1.000    6.375    15.500   95.00    4/1/2007             N
17030983   1STLIEN  No          ARM      6.500    6.000    20080901  1.000    6.500    15.875   95.00    4/1/2007             N
17031083   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    95.00    4/1/2007             N
17176870   1STLIEN  No          ARM      6.000    6.000    20080501  1.000    6.000    14.875   95.00    4/1/2007             N
17176946   1STLIEN  No          ARM      7.000    6.000    20080601  1.000    7.000    25.400   95.00    4/1/2007             N
17177025   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    27.750   95.00    4/1/2007             N
17177104   1STLIEN  No          ARM      6.000    6.000    20080701  1.000    6.000    24.125   95.00    4/1/2007             N
17177133   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    95.00    4/1/2007             N
17177140   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    21.950   95.00    4/1/2007             N
17177151   1STLIEN  No          ARM      7.000    6.000    20080801  1.000    7.000    25.625   95.00    4/1/2007             N
17177153   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    23.700   95.00    4/1/2007             N
17177165   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    22.250   95.00    4/1/2007             N
17177168   1STLIEN  No          ARM      6.000    6.000    20080701  1.000    6.000    27.900   95.00    4/1/2007             N
17177174   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    25.875   95.00    4/1/2007             N
17177199   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    26.225   95.00    4/1/2007             N
17177201   1STLIEN  No          ARM      7.000    6.000    20080801  1.000    7.000    25.990   95.00    4/1/2007             N
17177212   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    27.875   95.00    4/1/2007             N
17177224   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    95.00    4/1/2007             N
17177228   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    21.875   95.00    4/1/2007             N
17177233   1STLIEN  No          ARM      6.500    6.000    20090801  1.000    6.500    15.500   95.00    4/1/2007             N
17177247   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    27.625   95.00    4/1/2007             N
17177249   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    22.500   95.00    4/1/2007             N
17177276   1STLIEN  No          ARM      5.000    6.000    20080901  1.000    5.000    26.400   95.00    4/1/2007             N
17177289   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    24.250   95.00    4/1/2007             N
17177304   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    95.00    4/1/2007             N
17177311   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    25.500   95.00    4/1/2007             N
17177323   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    24.250   95.00    4/1/2007             N
17177337   1STLIEN  No          ARM      6.000    6.000    20090901  1.000    6.000    25.750   95.00    4/1/2007             N
17177339   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    21.875   95.00    4/1/2007             N
17177370   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    25.870   95.00    4/1/2007             N
17177379   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    95.00    4/1/2007             N
17177383   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    23.750   95.00    4/1/2007             N
17177402   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    25.500   95.00    4/1/2007             N
17177410   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    24.250   95.00    4/1/2007             N
17177427   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    29.625   95.00    4/1/2007             N
17177440   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    95.00    4/1/2007             N
17177454   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    25.500   95.00    4/1/2007             N
17177475   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    95.00    4/1/2007             N
17177522   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    23.875   95.00    4/1/2007             N
17177563   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    25.750   95.00    4/1/2007             N
17177567   1STLIEN  No          ARM      5.500    6.000    20081001  1.000    5.500    17.500   95.00    4/1/2007             N
17177572   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    95.00    4/1/2007             N
17177602   1STLIEN  No          ARM      6.000    6.000    20081101  1.000    6.000    26.375   95.00    4/1/2007             N
17177637   1STLIEN  No          ARM      6.000    12.000   20071101  1.000    6.000    24.375   95.00    4/1/2007             N
17177673   1STLIEN  No          ARM      6.000    6.000    20081201  1.000    6.000    26.375   95.00    4/1/2007             N
17177732   1STLIEN  No          ARM      6.500    6.000    20081201  1.000    6.500    14.625   95.00    4/1/2007             N
17177750   1STLIEN  No          ARM      6.000    6.000    20081201  1.000    6.000    21.950   95.00    4/1/2007             N
17177759   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    95.00    4/1/2007             N
16804299   1STLIEN  No          ARM      6.550    6.000    20081001  1.000    6.550    15.125   95.00    4/1/2007             N
17035872   1STLIEN  No          ARM      5.250    6.000    20100201  1.000    5.250    14.850   95.00    4/1/2007             N
17036892   1STLIEN  Balloon     ARM      5.250    6.000    20100301  1.000    5.250    13.990   95.00    4/1/2007             N
17029440   1STLIEN  Balloon     ARM      5.250    6.000    20090201  1.000    5.250    12.990   95.00    4/1/2007             N
11972162   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    95.15    4/1/2007             N
16683534   1STLIEN  No          ARM      6.270    6.000    20080701  3.000    6.270    14.100   95.38    4/1/2007             N
15947661   1STLIEN  No          ARM      4.990    6.000    20070801  3.000    4.990    14.400   95.38    4/1/2007             N
11986900   1STLIEN  No          ARM      4.500    6.000    20070701  1.000    4.500    15.990   96.18    4/1/2007             N
16994307   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    96.60    4/1/2007             N
16969879   1STLIEN  No          ARM      2.750    12.000   20071001  2.000    2.750    10.750   96.68    4/1/2007             N
15202582   1STLIEN  No          ARM      6.750    6.000    20070901  1.000    6.750    15.875   96.80    4/1/2007             N
16994165   1STLIEN  No          ARM      5.480    6.000    20080601  1.000    5.480    14.200   96.92    4/1/2007             N
16993879   1STLIEN  No          ARM      6.620    6.000    20080401  1.000    6.620    15.550   96.93    4/1/2007             N
16773511   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    97.03    4/1/2007             N
15843047   1STLIEN  No          ARM      7.500    6.000    20070901  1.000    7.500    14.875   97.29    4/1/2007             N
16993410   1STLIEN  No          ARM      6.360    6.000    20090101  1.000    6.360    14.750   97.32    4/1/2007             N
16824452   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    97.48    4/1/2007             N
11967034   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    97.51    4/1/2007             N
16993340   1STLIEN  Balloon     ARM      6.800    6.000    20080901  1.000    6.800    15.350   97.83    4/1/2007             N
16993374   1STLIEN  No          ARM      7.420    6.000    20081101  1.000    7.420    15.850   97.87    4/1/2007             N
16969381   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    98.02    4/1/2007             N
12040538   1STLIEN  No          ARM      4.500    6.000    20070601  1.000    4.500    15.750   98.03    4/1/2007             N
16175515   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    98.12    4/1/2007             N
16683541   1STLIEN  No          ARM      7.420    6.000    20080701  3.000    7.420    15.250   98.21    4/1/2007             N
16773486   1STLIEN  Balloon     ARM      5.700    6.000    20081001  3.000    5.700    16.500   98.28    4/1/2007             N
16548040   1STLIEN  No          ARM      6.125    6.000    20070801  1.000    6.125    13.950   98.32    4/1/2007             N
15716853   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    98.45    4/1/2007             N
16568360   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    98.46    4/1/2007             N
17045976   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    98.59    4/1/2007             N
16993388   1STLIEN  Balloon     ARM      6.530    6.000    20081101  1.000    6.530    14.900   98.84    4/1/2007             N
16547898   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    98.89    4/1/2007             N
16683351   1STLIEN  No          ARM      6.860    6.000    20080501  3.000    6.860    15.500   98.94    4/1/2007             N
16682332   1STLIEN  No          ARM      7.040    6.000    20080801  1.000    7.040    14.750   99.05    4/1/2007             N
16683447   1STLIEN  No          ARM      7.130    6.000    20080501  3.000    7.130    15.850   99.07    4/1/2007             N
16994214   1STLIEN  No          ARM      3.680    6.000    20080601  1.000    3.680    14.350   99.21    4/1/2007             N
16101042   1STLIEN  No          ARM      3.500    6.000    20070901  1.000    3.500    13.625   99.41    4/1/2007             N
16983603   1STLIEN  No          ARM      5.500    6.000    20080901  1.000    5.500    15.100   99.63    4/1/2007             N
14856733   1STLIEN  No          ARM      8.670    6.000    20070901  1.000    8.670    14.750   100.00   4/1/2007             N
15559065   1STLIEN  No          ARM      6.500    6.000    20070701  1.000    6.500    15.750   100.00   4/1/2007             N
16559239   1STLIEN  Balloon     ARM      5.625    6.000    20070801  3.000    5.625    15.125   100.00   4/1/2007             N
16629532   1STLIEN  No          ARM      5.625    6.000    20070601  1.000    5.625    13.500   100.00   4/1/2007             N
16682162   1STLIEN  No          ARM      5.580    6.000    20080901  3.000    5.580    14.190   100.00   4/1/2007             N
16682171   1STLIEN  No          ARM      5.800    6.000    20090901  3.000    5.800    14.350   100.00   4/1/2007             N
16682204   1STLIEN  No          ARM      6.850    6.000    20070418  3.000    6.850    14.150   100.00   4/1/2007             N
16682209   1STLIEN  No          ARM      6.880    6.000    20070423  3.000    6.880    14.250   100.00   4/1/2007             N
16682521   1STLIEN  No          ARM      5.690    6.000    20081101  1.000    5.690    13.990   100.00   4/1/2007             N
16682842   1STLIEN  No          ARM      7.790    6.000    20080101  3.000    7.790    16.450   100.00   4/1/2007             N
16683116   1STLIEN  No          ARM      6.820    6.000    20080401  3.000    6.820    15.750   100.00   4/1/2007             N
16683142   1STLIEN  No          ARM      4.520    6.000    20080401  1.000    4.520    13.450   100.00   4/1/2007             N
16683251   1STLIEN  No          ARM      5.300    6.000    20080501  3.000    5.300    15.250   100.00   4/1/2007             N
16683477   1STLIEN  No          ARM      6.480    6.000    20080601  3.000    6.480    15.200   100.00   4/1/2007             N
16705543   1STLIEN  No          ARM      6.625    6.000    20080401  1.000    6.625    14.875   100.00   4/1/2007             N
16719278   1STLIEN  No          ARM      5.250    6.000    20080901  1.000    5.250    15.490   100.00   4/1/2007             N
16719441   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
16720116   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
16722555   1STLIEN  No          ARM      6.000    6.000    20070501  1.000    6.000    14.875   100.00   4/1/2007             N
16766048   1STLIEN  No          ARM      5.990    6.000    20071201  3.000    5.990    16.650   100.00   4/1/2007             N
16773463   1STLIEN  Balloon     ARM      7.250    6.000    20080501  3.000    7.250    15.250   100.00   4/1/2007             N
16773466   1STLIEN  Balloon     ARM      7.000    6.000    20080501  3.000    7.000    15.250   100.00   4/1/2007             N
16773471   1STLIEN  No          ARM      6.375    6.000    20080501  2.000    6.375    14.375   100.00   4/1/2007             N
16814371   1STLIEN  Balloon     ARM      6.950    6.000    20081101  1.000    6.950    14.880   100.00   4/1/2007             N
16837975   1STLIEN  No          ARM      6.125    6.000    20080701  1.000    6.125    15.250   100.00   4/1/2007             N
16838162   1STLIEN  No          ARM      6.500    6.000    20080801  1.000    6.500    15.950   100.00   4/1/2007             N
16969491   1STLIEN  No          ARM      5.375    6.000    20070901  1.000    5.375    13.375   100.00   4/1/2007             N
16969512   1STLIEN  No          ARM      5.750    6.000    20071001  1.000    5.750    13.950   100.00   4/1/2007             N
16969526   1STLIEN  No          ARM      5.625    6.000    20070501  1.000    5.625    14.375   100.00   4/1/2007             N
16983602   1STLIEN  No          ARM      5.500    6.000    20080901  1.000    5.500    15.250   100.00   4/1/2007             N
16983697   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
16983704   1STLIEN  Balloon     FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
16983731   1STLIEN  No          ARM      5.500    6.000    20080801  1.000    5.500    16.300   100.00   4/1/2007             N
16993088   1STLIEN  Balloon     ARM      5.500    6.000    20090101  1.000    5.500    14.250   100.00   4/1/2007             N
16993097   1STLIEN  No          ARM      6.000    12.000   20120101  2.000    6.000    15.550   100.00   4/1/2007             N
16993321   1STLIEN  Balloon     ARM      6.590    6.000    20080801  1.000    6.590    15.200   100.00   4/1/2007             N
16993334   1STLIEN  Balloon     ARM      7.250    6.000    20080901  1.000    7.250    15.800   100.00   4/1/2007             N
16993338   1STLIEN  Balloon     ARM      7.800    6.000    20080901  1.000    7.800    16.600   100.00   4/1/2007             N
16993378   1STLIEN  Balloon     ARM      7.190    6.000    20081201  1.000    7.190    15.600   100.00   4/1/2007             N
16993379   1STLIEN  Balloon     ARM      7.810    6.000    20081101  1.000    7.810    16.250   100.00   4/1/2007             N
16993411   1STLIEN  Balloon     ARM      6.905    6.000    20081201  1.000    6.905    15.295   100.00   4/1/2007             N
16993865   1STLIEN  No          ARM      6.560    6.000    20090401  1.000    6.560    15.140   100.00   4/1/2007             N
16994172   1STLIEN  No          ARM      5.955    6.000    20080601  1.000    5.955    14.675   100.00   4/1/2007             N
16994291   1STLIEN  No          ARM      7.320    6.000    20080701  1.000    7.320    15.150   100.00   4/1/2007             N
16997497   1STLIEN  No          ARM      3.250    12.000   20100101  2.000    3.250    15.000   100.00   4/1/2007             N
17029685   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
17029870   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    12.990   100.00   4/1/2007             N
17030536   1STLIEN  No          ARM      5.250    6.000    20090201  1.000    5.250    14.900   100.00   4/1/2007             N
17030686   1STLIEN  No          ARM      5.250    6.000    20070801  1.000    5.250    13.500   100.00   4/1/2007             N
17031012   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
17031869   1STLIEN  No          ARM      4.250    12.000   20100201  2.000    4.250    15.250   100.00   4/1/2007             N
17176719   1STLIEN  No          ARM      5.000    6.000    20070701  1.000    5.000    24.125   100.00   4/1/2007             N
17176789   1STLIEN  No          ARM      5.000    6.000    20080101  1.000    5.000    21.875   100.00   4/1/2007             N
17176999   1STLIEN  No          ARM      6.125    6.000    20080801  1.000    6.125    15.375   100.00   4/1/2007             N
17177136   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    23.950   100.00   4/1/2007             N
17177208   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    23.950   100.00   4/1/2007             N
17177222   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    22.500   100.00   4/1/2007             N
17177243   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    22.375   100.00   4/1/2007             N
17177268   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
17177270   1STLIEN  No          ARM      6.000    6.000    20080801  1.000    6.000    22.375   100.00   4/1/2007             N
17177278   1STLIEN  No          ARM      6.000    6.000    20090901  1.000    6.000    27.875   100.00   4/1/2007             N
17177303   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    28.125   100.00   4/1/2007             N
17177307   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    24.125   100.00   4/1/2007             N
17177327   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    25.950   100.00   4/1/2007             N
17177345   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    25.950   100.00   4/1/2007             N
17177376   1STLIEN  No          ARM      6.500    6.000    20080901  1.000    6.500    16.875   100.00   4/1/2007             N
17177414   1STLIEN  No          ARM      6.000    6.000    20080901  1.000    6.000    22.500   100.00   4/1/2007             N
17177449   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    25.875   100.00   4/1/2007             N
17177462   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    23.875   100.00   4/1/2007             N
17177463   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    25.500   100.00   4/1/2007             N
17177488   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    26.500   100.00   4/1/2007             N
17177564   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    24.200   100.00   4/1/2007             N
17177579   1STLIEN  No          ARM      6.000    6.000    20081001  1.000    6.000    24.375   100.00   4/1/2007             N
17177596   1STLIEN  No          ARM      6.000    6.000    20081101  1.000    6.000    23.750   100.00   4/1/2007             N
17177682   1STLIEN  No          ARM      6.000    6.000    20081201  1.000    6.000    26.500   100.00   4/1/2007             N
17177692   1STLIEN  No          ARM      6.000    6.000    20081201  1.000    6.000    25.950   100.00   4/1/2007             N
17177733   1STLIEN  No          ARM      6.000    6.000    20081201  1.000    6.000    24.125   100.00   4/1/2007             N
17177739   1STLIEN  No          ARM      6.000    6.000    20081201  1.000    6.000    22.375   100.00   4/1/2007             N
17177770   1STLIEN  No          ARM      6.000    6.000    20081201  1.000    6.000    21.950   100.00   4/1/2007             N
16997552   1STLIEN  No          ARM      6.375    6.000    20090101  1.000    6.375    15.000   100.00   4/1/2007             N
16997562   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    100.00   4/1/2007             N
17040080   1STLIEN  No          ARM      5.250    6.000    20100301  1.000    5.250    14.400   100.00   4/1/2007             N
16993415   1STLIEN  No          ARM      7.030    6.000    20070803  1.000    7.030    13.200   100.63   4/1/2007             N
16683137   1STLIEN  No          ARM      5.620    6.000    20070901  3.000    5.620    14.550   100.84   4/1/2007             N
15947403   1STLIEN  No          ARM      4.990    6.000    20070901  2.000    4.990    14.700   100.96   4/1/2007             N
16969376   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    101.63   4/1/2007             N
15026433   1STLIEN  No          ARM      7.740    6.000    20070501  1.500    7.740    14.990   103.51   4/1/2007             N
15897375   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    104.45   4/1/2007             N
15574166   1STLIEN  No          ARM      8.375    6.000    20071001  1.000    8.375    15.250   118.24   4/1/2007             N
11823270   1STLIEN  No          FRM      0.000    0.000              0.000    0.000    0.000    146.73   4/1/2007             N




                                                                       EXHIBIT C

                                   [Reserved]

                                                                       EXHIBIT D

                               TRANSFER AFFIDAVIT

STATE OF            )
                    ) ss.:
COUNTY OF           )

The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is an officer of _______________, the proposed Transferee of an Ownership Interest in a Class R-[1][2][X] Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2007 (the "Agreement"), by and among Bear Stearns Asset Backed Securities I LLC, as depositor, EMC Mortgage Corporation as sponsor, Wells Fargo Bank, National Association, as master servicer and securities administrator, and Citibank, N.A., as trustee, relating to the issuance of Bear Stearns Asset Backed Securities Trust 2007-2, Asset-Backed Certificates, Series 2007-2. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

         2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account.

         3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

         4. The Transferee has been advised of and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

         5. The Transferee has reviewed the provisions of Section 6.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

         6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee and the Securities Administrator a certificate substantially in the form set forth as Exhibit E to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

         7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Class R Certificates.

         8. The Transferee's taxpayer identification number is _____.

         9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

         10. The Transferee is aware that the Class R Certificate may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. In addition, as the holder of a noneconomic residual interest, the Transferee may incur tax liabilities in excess of any cash flows generated by the interest and the Transferee hereby represents that it intends to pay taxes associated with holding the residual interest as they become due.

         11. Transferee is not a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of a U.S. taxpayer.

         12. The Transferee will not transfer the Class R Certificate, directly or indirectly, to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

         13. The Transferee will not cause income from the Class R Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

         14. The Transferee has provided financial statements or other financial information requested by the Transferor in connection with the transfer of the Class R Certificate to permit the Transferor to assess the financial capability of the Transferee to pay such taxes.

                              *        *        *

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____ day of _____________, 20__.

                                     [NAME OF TRANSFEREE]


                                     By:________________________________________
                                        Name:
                                        Title:
[Corporate Seal]

ATTEST:

_____________________________
[Assistant] Secretary

Personally appeared before me the above-named _____________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this ____ day of _______, 20__.

_____________________________


                                        ________________________________________
                                                 NOTARY PUBLIC
                                        My Commission expires the ___ day
                                        of _______________, 20__.

                                                          EXHIBIT 1 TO EXHIBIT D

                               Certain Definitions

"Ownership Interest": As to any Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

"Permitted Transferee": Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership (other than a partnership that has any direct or indirect foreign partners), or other entity (treated as a corporation or a partnership for federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust, and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

"Person": Any individual, corporation, limited liability company, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

"Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

"Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                          EXHIBIT 2 TO EXHIBIT D

                        Section 6.02(c) of the Agreement

         (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

         (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate which shall always be issued as a physical certificate and not as a Book-Entry Certificate shall be a Permitted Transferee and shall promptly notify the Trustee and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee.

         (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Certificate Registrar shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee and the Certificate Registrar under subparagraph (b) above, the Trustee and the Certificate Registrar shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit D.

         (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

         (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 6.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 6.02(b) and this Section 6.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit and Transferor Certificate. The Certificate Registrar shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Certificate Registrar shall be paid and delivered by the Certificate Registrar to the last preceding Permitted Transferee of such Certificate.

         (v) The Securities Administrator shall make available within 60 days of written request from the Trustee or Certificate Registrar, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

         The restrictions on Transfers of a Residual Certificate set forth in this Section 6.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee and the Certificate Registrar of an Opinion of Counsel addressed to the Trustee and the Certificate Registrar, which Opinion of Counsel shall not be an expense of the Trustee, the Securities Administrator, the Certificate Registrar, the Sponsor, any Servicer or the Master Servicer to the effect that the elimination of such restrictions will not cause the REMIC I and/or REMIC II, as applicable, to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Trustee and the Certificate Registrar, is reasonably necessary
(a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

                                                                       EXHIBIT E

                       FORM OF TRANSFEROR CERTIFICATE FOR
                            NON-OFFERED CERTIFICATES

                                                                Date:___________

Wells Fargo Bank, National Association
  as Securities Administrator
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

Citibank, N.A.,
  as Trustee
388  Greenwich Street, 14th Floor
New York, New York 10013
Attention:  Structured Finance Agency BSABS I 2007-2


          Re:  Bear Stearns Asset Backed Securities Trust 2007-2,
               Asset-Backed Certificates, Series 2007-2

Ladies and Gentlemen:

         In connection with our disposition of the Class [B-IO][R] Certificates, we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act and (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action that would result in, a violation of Section 5 of the Act. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of April 1, 2007, among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Sponsor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and Citibank, N.A., as Trustee, relating to the issuance of Bear Stearns Asset Backed Securities Trust 2007-2, Asset-Backed Certificates, Series 2007-2.

                                        Very truly yours,

                                        __________________________________
                                        Name of Transferor

                                        By:_______________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT F

                  FORM OF INVESTMENT LETTER [NON-RULE 144A] FOR
                            NON-OFFERED CERTIFICATES

                                                              Date: ____________

Wells Fargo Bank, National Association
  as Securities Administrator
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

Citibank, N.A.,
  as Trustee
388  Greenwich Street, 14th Floor
New York, New York 10013
Attention:  Structured Finance Agency BSABS I 2007-2

         Re:   Bear Stearns Asset Backed Securities Trust 2007-2,
               Asset-Backed Certificates, Series 2007-2

Ladies and Gentlemen:

         In connection with our acquisition of the Class [B-IO][R] Certificates in the Denomination of ______________ (the "Certificates"), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, nor a plan subject to Section 4975 of the Internal Revenue Code of 1986 (each of the foregoing, a "Plan"), nor are we acting on behalf of any Plan or
(ii) the purchase or holding of such ERISA Restricted Certificate will not result in any prohibited transactions under ERISA or Section 4975 of the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those expressly undertaken in the Agreement referred to below, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of the Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action that would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of the Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement dated as of April 1, 2007 (the "Agreement"), among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Sponsor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and Citibank, N.A., as Trustee, relating to the issuance of Bear Stearns Asset Backed Securities Trust 2007-2, Asset-Backed Certificates, Series 2007-2. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Agreement.

                                       Very truly yours,

                                       __________________________________
                                       Name of Transferor

                                       By:_______________________________
                                             Name:
                                             Title:

                                    EXHIBIT G

                          FORM OF RULE 144A LETTER FOR
                            NON-OFFERED CERTIFICATES

                                                              Date: ____________


Wells Fargo Bank, National Association
  as Securities Administrator
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Bear Stearns Asset Backed Securities Trust 2007-2

Citibank, N.A.,
  as Trustee
388  Greenwich Street, 14th Floor
New York, New York 10013
Attention:  Structured Finance Agency BSABS I 2007-2

         Re:   Bear Stearns Asset Backed Securities Trust 2007-2,
               Asset-Backed Certificates, Series 2007-2

Ladies and Gentlemen:

         In connection with our proposed purchase of the Class B-IO Certificates (the "Certificates") we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws,
(b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, nor a plan subject to Section 4975 of the Internal Revenue Code of 1986 (each of the foregoing, a "Plan"), nor are we acting on behalf of any Plan or (ii) the purchase or holding of such ERISA Restricted Certificate will not result in any prohibited transactions under ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer, the Securities Administrator or the Depositor to any obligation in addition to those expressly undertaken in the Agreement referred to below, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that the Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of April 1, 2007, among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Sponsor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and Citibank, N.A., as Trustee, relating to the issuance of Bear Stearns Asset Backed Securities Trust 2007-2, Asset-Backed Certificates, Series 2007-2.

                                       __________________________________
                                       Name of Buyer


                                       By:_______________________________
                                             Name:
                                             Title:

                                                            ANNEX 1 TO EXHIBIT G


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $__________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

         ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

         ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.


------------------------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless: Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities; or Buyer is an entity in which all the owners are qualified institutional buyers.

          ___  Broker-dealer. The Buyer is a dealer registered pursuant to
               Section 15 of the Securities ------------- Exchange Act of 1934.

          ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

          ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

          ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

          ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

          ___ Small Business Investment Company. The Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

          ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

          ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively State or Local Plans or ERISA Plans as defined above, and no participant of the Buyer is an individual retirement account or an H.R.10 (Keogh) plan.

          ___ Equity Owners. Buyer is an entity in which all of the equity owners are qualified institutional buyers.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

         6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                       ____________________________________
                                       Name of Buyer


                                        By:________________________________
                                            Name:
                                            Title:

                                       Date:_______________________________

                                                            ANNEX 2 TO EXHIBIT G

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

          ___ The Buyer owned $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit,
(iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                       ____________________________________
                                       Name of Buyer


                                        By:________________________________
                                            Name:
                                            Title:

                                       Date:_______________________________


                                       IF AN ADVISER:


                                       ___________________________________
                                       Name of Buyer

                                       Date:______________________________

                                                                       EXHIBIT H

                        REQUEST FOR RELEASE OF DOCUMENTS

To:      Wells Fargo Bank, National Association
           as Custodian
         1015 10th Avenue
         Minneapolis, Minnesota  55414

         Re:   Bear Stearns Asset Backed Securities Trust 2007-2,
               Asset-Backed Certificates, Series 2007-2

         In connection with the administration of the Mortgage Loans held by you as Custodian pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2007, among Bear Stearns Asset Backed Securities I LLC, as depositor (the "Depositor"), EMC Mortgage Corporation, as sponsor (the "Sponsor"), Wells Fargo Bank, National Association, as master servicer and securities administrator (the "Master Servicer"), and Citibank, N.A., as trustee (the "Trustee"), and the Custodial Agreement, dated as of May 16, 2007, among the Depositor, the Sponsor, the Master Servicer, the Trustee and you as the Custodian, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

____     1.    Mortgage Paid in Full (and all amounts received or to be
               received in connection with such payment have been or will be remitted to the Master Servicer for deposit in the Master
               Servicer Collection Account)

____     2.    Foreclosure

____     3.    Substitution

____     4.    Other Liquidation (Repurchases, etc.)

____     5.    Nonliquidation    Reason:________________________________

Address to which Custodian should ______________________________________________

Deliver the Mortgage File_______________________________________________________


                                       By: _____________________________________
                                                     (authorized signer)

                                       Issuer:__________________________________

                                       Address: ________________________________

                                       Date:____________________________________


Custodian:
Wells Fargo Bank, National Association

Please acknowledge the execution of the above request by your signature and date below:


______________________________         _____________
Signature                              Date

                                                                       EXHIBIT I

                          DTC LETTER OF REPRESENTATIONS

               [See document at Tab No. ___ of the Closing Binder]

                                                                       EXHIBIT J

                   SCHEDULE OF MORTGAGE LOANS WITH LOST NOTES

                          [Delivered to the Custodian]

                                                                       EXHIBIT K

                           FORM OF CUSTODIAL AGREEMENT


         THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of May 16, 2007, by and among CITIBANK, N.A., as trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), BEAR STEARNS ASSET BACKED SECURITIES I LLC (together with any successor in interest, the "Company"), EMC MORTGAGE CORPORATION as seller and sponsor (in such capacity, together with any successor in interest, the "Seller"), WELLS FARGO BANK, N.A., as master servicer and securities administrator (together with any successor in interest or successor under the Pooling and Servicing Agreement, the "Master Servicer" or the "Securities Administrator," respectively) and WELLS FARGO BANK, N.A., as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                          W I T N E S S E T H   T H A T :

         WHEREAS, the Company, the Seller, the Master Servicer, the Securities Administrator and the Trustee have entered into a Pooling and Servicing Agreement, dated as of April 1, 2007, relating to the issuance of Bear Stearns Asset Backed Securities Trust 2007-2, Asset-Backed Certificates, Series 2007-2 (the "Pooling and Servicing Agreement"); and

         WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by (i) the Company or the Master Servicer under the the Pooling and Servicing Agreement and (ii) the Servicers under their respective Servicing Agreements, all upon the terms and conditions and subject to the limitations hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Seller, the Master Servicer, the Securities Administrator and the Custodian hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II
                          CUSTODY OF MORTGAGE DOCUMENTS

         Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges (subject to any exceptions noted in the Initial Certification referred to in Section 2.3(a)) receipt of the Mortgage Files relating to the Mortgage Loans identified on the Schedule 1 attached hereto (the "Mortgage Files") and declares that it holds and will hold such Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

     Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments of Mortgage to the Trustee that have not been recorded, each such assignment (to the extent required to be recorded pursuant to Section 2.01 of the Pooling and Servicing Agreement) shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment of Mortgage and, upon receipt thereof from such public office, shall return each such assignment of Mortgage to the Custodian.

     Section 2.3. Review of Mortgage Files.

         (a) On or prior to the Closing Date, in accordance with Section 2.02 of the Pooling and Servicing Agreement, the Custodian shall deliver to the Trustee, the Seller and the Company an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt (subject to any exceptions noted therein) of a Mortgage File for each of the Mortgage Loans listed on the Schedule 1 attached hereto (the "Mortgage Loan Schedule").

         (b) Within 90 days of the Closing Date, the Custodian agrees, for the benefit of Certificateholders, in accordance with the provisions of Section 2.02 of the Pooling and Servicing Agreement, to perform a limited review of the Mortgage Files delivered to it, and shall deliver to the Trustee, the Seller and the Company an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all such documents have been executed and received and that such documents relate to the extent provided in Section 2.02(a) of the Pooling and Servicing Agreement to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

         (c) Not later than 180 days after the Closing Date, the Custodian shall review the Mortgage Files as provided in Section 2.02 of the Pooling and Servicing Agreement and deliver to the Trustee, the Seller and the Company (and if the Custodian is not also the Master Servicer, then to the Master Servicer) a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

         (d) In reviewing the Mortgage Files as provided herein and in the Pooling and Servicing Agreement, the Custodian shall make no representation as to and shall not be responsible to verify (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents included in any Mortgage File or (ii) the collectibility, insurability, effectiveness or suitability of any of the documents in any Mortgage File.

         Upon receipt of written request from the Trustee, the Master Servicer, the Securities Administrator, or the Seller, the Custodian shall as soon as practicable supply the Trustee, the Master Servicer, the Securities Administrator or the Seller with a list of all of the documents relating to the Mortgage Loans missing from the Mortgage Files.

     Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Company as set forth in the Pooling and Servicing Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the applicable Servicer, the Master Servicer, the Securities Administrator and the Trustee.

     Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon receipt of written notice from the Trustee that the Seller has repurchased a Mortgage Loan pursuant to Article II of the Pooling and Servicing Agreement, and a Request for Release, the Custodian agrees to release to the Seller the related Mortgage File within five days of receipt of such notice.

     Upon the Custodian's receipt of a request for release (a "Request for Release") substantially in the form of Exhibit H to the Pooling and Servicing Agreement signed by a Servicing Officer of the Master Servicer or the related Servicer stating that it has received payment in full of a Mortgage Loan or that payment in full will be escrowed in a manner customary for such purposes, the Custodian agrees to release to the related Servicer the related Mortgage File within five days of receipt of such Request for Release.

     The Company shall deliver to the Custodian the Mortgage Note and other documents constituting the Mortgage File with respect to any Replacement Mortgage Loan which documents the Custodian will review to the extent provided in Article II of the Pooling and Servicing Agreement.

     From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Mortgage Insurance Policy, the related Servicer shall (or if the related Servicer does not, the Master Servicer may) deliver to the Custodian a Request for Release signed by a Servicing Officer requesting that possession of all of the Mortgage Files be released to the related Servicer or the Master Servicer, as applicable, and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Insurance Policies. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the related Servicer or the Master Servicer, as applicable. The related Servicer or the Master Servicer, as applicable, shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the related Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in a Protected Account or the Distribution Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the related Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

     At any time that a Servicer or the Master Servicer is required to deliver to the Custodian a Request for Release, such Servicer or the Master Servicer shall deliver two copies of the Request for Release if delivered in hard copy or the Servicer or the Master Servicer may furnish such Request for Release electronically to the Custodian, in which event the Servicing Officer transmitting the same shall be deemed to have signed the Request for Release. In connection with any Request for Release of a Mortgage File because of a repurchase of a Mortgage Loan, such Request for Release shall be accompanied by an assignment of mortgage, without recourse, executed by or on behalf of the Trustee to the Seller and the related Mortgage Note shall be endorsed without recourse by or on behalf of the Trustee and be returned to the Seller; provided however, that in the case of a Mortgage Loan that is registered on the MERS System or has been assigned in blank pursuant to clause (iii) of Section 2.01 of the Pooling and Servicing Agreement, no assignment of mortgage or endorsement of the Mortgage Note by the Trustee shall be required. In connection with any Request for Release of a Mortgage File because of the payment in full of a Mortgage Loan such Request for Release shall be accompanied by a certificate of satisfaction or other similar instrument to be executed by or on behalf of the Trustee and returned to the related Servicer or the Master Servicer, as applicable.

     Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement or sale of servicing agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer, to the extent provided in the related Servicing Agreement, shall cause the related Servicer to notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III
                            CONCERNING THE CUSTODIAN

     Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.4 of this Agreement, no Mortgage Note, Mortgage or Mortgage File shall be delivered by the Custodian to the Company, the Servicers or the Master Servicer or otherwise released from the possession of the Custodian.

     Section 3.2 [Reserved].

     Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

     Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. Wells Fargo Bank, N.A., as Master Servicer, covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, an annual fee for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and, the Custodian, shall be entitled to be paid or reimbursed from the Trust Fund, upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except (i) any such expense, disbursement or advance as may arise from its negligence or bad faith or (ii) to the extent that such cost or expense is indemnified by the Master Servicer or the Securities Administrator pursuant to the Pooling and Servicing Agreement.)

     Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Servicers, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

     The Trustee may remove the Custodian upon 60 days prior written notice to the Custodian. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Company.

     Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company, the Servicer and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company, the Servicer and the Master Servicer.

     Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, (provided such Person shall satisfy the requirements set forth in Section 3.7) without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 3.7. Representations of the Custodian. The Custodian hereby represents, and any successor Custodian hereunder shall represent, that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

     Section 3.8 Limitation on Liability. Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and reasonably believed (which belief may be based upon the written opinion or advice of counsel selected by it in the exercise of reasonable care) by it or them to be within the purview of this Agreement, except for its or their own negligence, lack of good faith or willful misconduct. The Custodian and any director, officer, employee or agent of the Custodian may rely in good faith on any document of any kind prima facie properly executed and submitted by any person with authority with respect to any related matters arising hereunder. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

     Notwithstanding anything herein to the contrary, the Custodian agrees to indemnify the Trust Fund, the Trustee, the Master Servicer, the Company, the Securities Administrator and each of their respective employees, representatives, affiliates, officers, directors and agents for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trustee, Trust Fund, Master Servicer, Company, Securities Administrator or any such other respective Person, due to any willful misfeasance or negligent or bad faith performance or non-performance by the Custodian of its duties and responsibilities under this Agreement; provided, however, that the Custodian shall not be liable to any of the foregoing Persons for any amount and any portion of any such amount directly and solely resulting from the willful misfeasance, bad faith or negligence of such person, and the Custodian's reliance on written instructions from the Trustee or the Master Servicer. The provisions of this Section 3.8 shall survive the termination of this Custodial Agreement.

     The Custodian and its directors, officers, employees and agents shall be entitled to indemnification and defense from the Trust Fund for any loss, liability or expense incurred (other than as a result of any willful misfeasance or negligent or bad-faith performance or non-performance on their part), arising out of, or in connection with, the acceptance or administration of the custodial arrangement created hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

                                   ARTICLE IV
                         COMPLIANCE WITH REGULATION AB

     Section 4.1. Intent of the parties; Reasonableness. The parties hereto acknowledge and agree that the purpose of this Article IV is to facilitate compliance by the Company, Master Servicer and the Securities Administrator with the provisions of Regulation AB and related rules and regulations of the Commission. The Company, Master Servicer and the Securities Administrator shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act. Each of the parties hereto acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the mortgage-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Company, Master Servicer and the Securities Administrator in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB to the extent reasonably practicable. The Custodian shall cooperate reasonably with the Company, Master Servicer and the Securities Administrator to deliver to the Company, Master Servicer and the Securities Administrator (including any of their respective assignees or designees), any and all disclosure, statements, reports, certifications, records and any other information necessary in the reasonable, good faith determination of the Company, Master Servicer and the Securities Administrator to permit the Company, Master Servicer and the Securities Administrator to comply with the provisions of Regulation AB.

     Section 4.2. Additional Representations and Warranties of the Custodian.

         The Custodian shall be deemed to represent to the Company as of the date hereof and on each date on which information is provided to the Company under Section 4.3 that, except as disclosed in writing to the Company prior to such date: (i) there are no aspects of its financial condition that could have a material adverse effect on the performance by it of its Custodian obligations under this Agreement or any other securitization transaction as to which it is the custodian; (ii) there are no material legal or governmental proceedings pending (or known to be contemplated) against it; and (iii) there are no affiliations, relationships or transactions relating to the Custodian with respect to the Company or any sponsor, issuing entity, servicer (other than the Master Servicer), trustee, originator, significant obligor, enhancement or support provider (other than the Securities Administrator) or other material transaction party (as such terms are used in Regulation AB) relating to the securitization transaction contemplated by the Pooling and Servicing Agreement, as identified by the Company to the Custodian in writing as of the Closing Date (each, a "Transaction Party").

         If so requested by the Company on any date following the Closing Date, the Custodian shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party. Any such request from the Company shall not be given more than once each calendar quarter, unless the Company shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

     Section 4.3. Additional Information to Be Provided by the Custodian. For so long as the Certificates are outstanding, for the purpose of satisfying the Company's reporting obligation under the Exchange Act with respect to any class of Certificates, the Custodian shall (a) notify the Company and the Securities Administrator in writing of any material litigation or governmental proceedings pending against the Custodian that would be material to Certificateholders, and
(b) provide to the Company and the Securities Administrator a written description of such proceedings. Any notices and descriptions required under this Section 4.3 shall be given no later than five Business Days prior to the Determination Date following the month in which the Custodian has knowledge of the occurrence of the relevant event. As of the date the Company, Securities Administrator or Master Servicer files each Report on Form 10-D or Form 10-K with respect to the Certificates, the Custodian will be deemed to represent that any information previously provided under this Section 4.3, if any, and to the extent updated, is materially correct and does not have any material omissions.

     Section 4.4. Report on Assessment of Compliance and Attestation. On or before March 15 of each calendar year, the Custodian shall:

         (a) deliver to the Company, the Master Servicer and the Securities Administrator a report (in form and substance reasonably satisfactory to the Company, the Master Servicer and the Securities Administrator) regarding the Custodian's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Company, the Master Servicer and the Securities Administrator and signed by an authorized officer of the Custodian, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit Four hereto; and

         (b) deliver to the Company, the Master Servicer and the Securities Administrator a report of a registered public accounting firm reasonably acceptable to the Company, the Master Servicer and the Securities Administrator that attests to, and reports on, the assessment of compliance made by the Custodian and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

     Section 4.5. Indemnification; Remedies.

         (a) The Custodian shall indemnify the Company, each affiliate of the Company, the Master Servicer, the Trustee and each broker dealer acting as underwriter, placement agent or initial purchaser of the Certificates or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing (each, an "Indemnified Party") and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

         (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' attestation or other material provided under this Article IV by or on behalf of the Custodian (collectively, the "Custodian Information"), or (B) the omission or alleged omission to state in the Custodian Information a material fact required to be stated in the Custodian Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (ii) any failure by the Custodian to deliver any information, report, certification, accountants' attestation or other material when and as required under this Article IV; or

         (iii) the negligence, bad faith or willful misconduct of the Custodian in the performance of its obligations under this Article IV

     If the indemnification provided for herein is unavailable to hold harmless any Indemnified Party, then the Custodian agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Custodian on the other. This indemnification shall survive the termination of this Agreement or the termination of the Custodian.

         (b) In the case of any failure of performance described in clause (ii) of Section 4.5(a), the Custodian shall promptly reimburse the Company for all costs reasonably incurred by the Company in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Custodian.

         (c) In no event shall the Custodian or its directors officers and employees be liable for any special, indirect or consequential damages from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

     Section 5.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

     Section 5.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and none of the Company, the Master Servicer, the Securities Administrator nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Securities Administrator shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

     Section 5.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISION THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER) AND SHALL BE CONSTRUED AND ENFORCED IN

ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     Section 5.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at the Trust's expense on direction by the Master Servicer, but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Company to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 5.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                     CITIBANK, N.A.,
                                             as Trustee
388 Greenwich Street, 14th Floor
New York, New York 10013
Attention:  Structured Finance Agency        By:________________________________
& Trust - BSABS 2007-2                          Name:
                                                Title:


Address:                                     BEAR STEARNS ASSET BACKED
                                             SECURITIES I LLC, as Depositor
383 Madison Avenue
New York, New York  10179
Attention: Senior Managing Director -        By:________________________________
Mortgage                                        Name:
                                                Title:

Address:                                     EMC MORTGAGE CORPORATION,
                                             as Seller
2780 Lake Vista Drive,
Lewisville, TX 75067
Attention:  General Counsel                  By:________________________________
Telecopier:  (469) 759-4714                     Name:
                                                Title:


Address:                                     WELLS FARGO BANK, N.A.,
                                             as Master Servicer and Securities
9062 Old Annapolis Road                      Administrator
Columbia, Maryland  21045
Attention:  BSABS 2007-2                     By:________________________________
Telecopier:  (410) 715-2380                     Name:
                                                Title:


Address:                                     WELLS FARGO BANK, N.A.,
                                             as Custodian
1015 10th Avenue S.E., MS 0031
Minneapolis, Minnesota  55414
Attention:  BSABS 2007-2                     By:________________________________
Telecopier:  (612) 667-1068                     Name:
                                                Title:

STATE OF NEW YORK       )
                        ) ss:
COUNTY OF NEW YORK      )


On the _____ day of May 2007 before me, a notary public in and for said State, personally appeared _____________________, known to me to be a ______________________ of Citibank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                             ___________________________________
                                             Notary Public

[SEAL]

STATE OF MARYLAND       )
                        ) ss:
COUNTY OF HOWARD        )


On the _____ day of May 2007 before me, a notary public in and for said State, personally appeared __________________________, known to me to be a __________________________ of Wells Fargo Bank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                             ___________________________________
                                             Notary Public
[SEAL]

STATE OF NEW YORK       )
                        ) ss:
COUNTY OF NEW YORK      )


On the _____ day of May 2007 before me, a notary public in and for said State, personally appeared __________________, known to me to be a __________________
of Bear Stearns Asset Backed Securities I LLC, a limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited liability company, and acknowledged to me that such limited liability company executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                             ___________________________________
                                             Notary Public

[Notarial Seal]

STATE OF TEXAS          )
                        ) ss:
COUNTY OF DENTON        )


On the _____ day of May 2007 before me, a notary public in and for said State, personally appeared __________________, known to me to be a __________________
of EMC Mortgage Corporation, a corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                             ___________________________________
                                             Notary Public

[Notarial Seal]

STATE OF MINNESOTA      )
                        ) ss:
COUNTY OF HENNEPIN      )


On the _____ day of May 2007 before me, a notary public in and for said State, personally appeared _________________________, known to me to be a ___________________________ of Wells Fargo Bank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                             ___________________________________
                                             Notary Public

[Notarial Seal]

                                   Schedule 1

                                 Mortgage Loans

                             [Provided Upon Request]

                                   EXHIBIT ONE

                     FORM OF CUSTODIAN INITIAL CERTIFICATION

                                  May 16, 2007

Citibank, N.A., as trustee
388 Greenwich Street, 14th Floor
New York, New York 10013
Attention: Structured Finance Agency & Trust - BSABS 2007-2
Telecopier No.: (212) 815-8171

Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York 10179
Attention: Global Credit Administration
Facsimile: (212) 272-6564

EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville, TX 75067-3884
Facsimile: (214) 626-3704
Attention:  Janan Weeks

     Re: Custodial Agreement, dated as of May 16, 2007, by and among Bear Stearns Asset Backed Securities I LLC, Citibank, N.A., as Trustee, EMC Mortgage Corporation, as Seller, Wells Fargo Bank, N.A., as Master Servicer, Securities Administrator and Custodian, relating to Bear Stearns Asset Backed Securities Trust 2007-2, Asset Backed Certificates, Series 2007-2

Ladies and Gentlemen:

     In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or lost note affidavit, unless it has received a separate blanket lost note affidavit covering such Mortgage Loans) to the extent required in Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                             WELLS FARGO BANK, N.A.


                                             By:________________________________
                                                Name:
                                                Title:

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                     [date]

Citibank, N.A., as trustee
388 Greenwich Street, 14th Floor
New York, New York 10013
Attention: Structured Finance Agency & Trust - BSABS 2007-2
Telecopier No.: (212) 815-8171

Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York 10179
Attention: Global Credit Administration
Facsimile: (212) 272-6564

EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville, TX 75067-3884
Facsimile: (214) 626-3704
Attention: Janan Weeks

     Re: Custodial Agreement, dated as of May 16, 2007, by and among Bear Stearns Asset Backed Securities I LLC, Citibank, N.A., as Trustee, EMC Mortgage Corporation, as Seller, Wells Fargo Bank, N.A., Master Servicer, Securities Administrator and Custodian, relating to Bear Stearns Asset Backed Securities Trust 2007-2, Asset Backed Certificates, Series 2007-2

Ladies and Gentlemen:

     In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule determined on the basis of the Mortgagor's name, original principal balance and loan number, with any exceptions listed on Schedule A attached hereto.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                             WELLS FARGO BANK, N.A.


                                             By:________________________________
                                                Name:
                                                Title:

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION

                                     [date]

Citibank, N.A., as trustee
388 Greenwich Street, 14th Floor
New York, New York 10013
Attention: Structured Finance Agency & Trust - BSABS 2007-2
Telecopier No.: (212) 815-8171

Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York 10179
Attention: Global Credit Administration
Facsimile: (212) 272-6564

EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville, TX 75067-3884
Facsimile: (214) 626-3704
Attention: Janan Weeks

     Re: Custodial Agreement, dated as of May 16, 2007, by and among Bear Stearns Asset Backed Securities I LLC, Citibank, N.A., as Trustee, EMC Mortgage Corporation, as Seller, Wells Fargo Bank, N.A., Master Servicer, Securities Administrator and Custodian, relating to Bear Stearns Asset Backed Securities Trust 2007-2, Asset Backed Certificates, Series 2007-2

Ladies and Gentlemen:

     In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule determined on the basis of the Mortgagor's name, original principal balance and loan number, with any exceptions listed on Schedule A attached hereto.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                             WELLS FARGO BANK, N.A.


                                             By:________________________________
                                                Name:
                                                Title:

                                  EXHIBIT FOUR

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

     The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";

--------------------------------------------------------------------------------
                                                                   Applicable
                      Servicing Criteria                            Servicing
                                                                    Criteria
--------------------------------------------------------------------------------
    Reference                       Criteria
--------------------------------------------------------------------------------
                        General Servicing Considerations
--------------------------------------------------------------------------------
                  Policies and procedures are instituted to
                  monitor any performance or other triggers
                  and events of default in accordance with
1122(d)(1)(i)     the transaction agreements
--------------------------------------------------------------------------------
                  If any material servicing activities are
                  outsourced to third parties, policies and
                  procedures are instituted to monitor the
                  third party's performance and compliance
1122(d)(1)(ii)    with such servicing activities
--------------------------------------------------------------------------------
                  Any requirements in the transaction
                  agreements to maintain a back-up servicer
1122(d)(1)(iii)   for the pool assets are maintained.
--------------------------------------------------------------------------------
                  A fidelity bond and errors and omissions
                  policy is in effect on the party
                  participating in the servicing function
                  throughout the reporting period in the
                  amount of coverage required by and
                  otherwise in accordance with the terms of
1122(d)(1)(iv)    the transaction agreements.
--------------------------------------------------------------------------------

                       Cash Collection and Administration
--------------------------------------------------------------------------------
                  Payments on pool assets are deposited into
                  the appropriate custodial bank accounts and
                  related bank clearing accounts no more than
                   two business days following receipt and
                  identification, or such other number of
                  days specified in the transaction
1122(d)(2)(i)     agreements.
--------------------------------------------------------------------------------
                  Disbursements made via wire transfer on
1122(d)(2)(ii)    behalf of an obligor or to an investor are
                  made only by authorized personnel.
--------------------------------------------------------------------------------
                  Advances of funds or guarantees regarding
                  collections, cash flows or distributions,
                  and any interest or other fees charged for
                  such advances are made, reviewed and
                  approved as specified in the transaction
1122(d)(2)(iii)   agreements.
--------------------------------------------------------------------------------
                  The related accounts for the transaction,
                  such as cash reserve accounts or accounts
                  established as a form of
                  overcollateralization, are separately
                  maintained (e.g., with respect to
                  commingling of cash) as set forth in the
1122(d)(2)(iv)    transaction agreements.
--------------------------------------------------------------------------------
                  Each custodial account is maintained at a
                  federally insured depository institution as
                  set forth in the transaction agreements.
                  For purposes of this criterion, "federally
                  insured depository institutions" with
                  respect to a foreign financial institution
                  means a foreign financial institution that
                  meets the requirements of Rule 13k-1(b)(1)
1122(d)(2)(v)     of the Securities Exchange Act.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Unissued checks are safeguarded so as to
1122(d)(2)(vi)    prevent unauthorized access.
--------------------------------------------------------------------------------
                  Reconciliations are prepared on a monthly
                  basis for all asset-backed securities
                  related bank accounts, including custodial
                  accounts and related bank clearing
                  accounts. These reconciliations are (A)
                  mathematically accurate; (B) prepared
                  within 30 calendar days after the bank
                  statement cutoff date, or such other number
                  of days specified in the transaction
                  agreements; (C) reviewed and approved by
                  someone other than the person who prepared
                  the reconciliations; and (D) contain
                  explanations for reconciling items, These
                  reconciling items are resolved within 90
                  calendar days of their original
                  identification, or such other number of
                  days specified in the transaction
1122(d)(2)(vii)   agreements.
--------------------------------------------------------------------------------

                       Investor Remittances and Reporting
--------------------------------------------------------------------------------
                  Reports to investors, including those to be
                  filed with the Commission, are maintained
                  in accordance with the transaction
                  agreements and applicable Commission
                  requirements. Specifically, such reports
                  (A) are prepared in accordance with
                  timeframes and other terms set forth in the
                  transaction agreements, (B) provide
                  information calculated in accordance with
                  the terms specified in the transaction
                  agreements; (C) are filed with the
                  Commission as required by its rules and
                  regulations; and (D) agree with investors;
                  or the trustee's records as to the total
                  unpaid principal balance and number of pool
1122(d)(3)(i)     assets serviced by the servicer.
--------------------------------------------------------------------------------
                  Amounts due to investors are allocated and
                  remitted in accordance with timeframes,
                  distribution priority and other terms set
1122(d)(3)(ii)    forth in the transaction agreements.
--------------------------------------------------------------------------------
                  Disbursements made to an investor are
                  posted within two business days to the
                  servicer's investor records, or such other
                  number of days specified in the transaction
1122(d)(3)(iii)   agreements.
--------------------------------------------------------------------------------
                  Amounts remitted to investors per the
                  investor reports agree with cancelled
                  checks, or other form of payment, or
1122(d)(3)(iv)    custodial bank statements.
--------------------------------------------------------------------------------

                            Pool Asset Administration
--------------------------------------------------------------------------------
                  Collateral or security on pool assets is             X
                  maintained as required by the transaction
1122(d)(4)(i)     agreements or related asset pool documents.
--------------------------------------------------------------------------------
                  Pool assets and related documents are                X
                  safeguarded as required by the transaction
1122(d)(4)(ii)    agreements.
--------------------------------------------------------------------------------
                  Any additions, removals or substitutions to
                  the asset pool are made, reviewed and
                  approved in accordance with any conditions
                  or requirements in the transaction
1122(d)(4)(iii)   agreements
--------------------------------------------------------------------------------
                  Payments on pool assets, including any
                  payoffs, made in accordance with the
                  related pool asset documents are posted to
                  the servicer's obligor records maintained
                  no more than two business days after
                  receipt, or such other number of days
                  specified in the transaction agreements,
                  and allocated to
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)    accordance with the related pool asset documents.
--------------------------------------------------------------------------------
                  The servicer's records regarding the pool
                  assets agree with the servicer's records
                  with respect to an obligor's unpaid
1122(d)(4)(v)     principal balance.
--------------------------------------------------------------------------------
                  Changes with respect to the terms or status
                  of an obligor's pool asset (e.g., loan
                  modifications or re-agings) are made,
                  reviewed and approved by authorized
                  personnel in accordance with the
                  transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
--------------------------------------------------------------------------------
                  Loss mitigation of recovery actions (e.g.,
                  forbearance plans, modifications and deed
                  in lieu of foreclosure, foreclosures and
                  repossessions, as applicable) are
                  initiated, conducted and concluded in
                  accordance with the timeframes or other
                  requirements established by the transaction
1122(d)(4)(vii)   documents.
--------------------------------------------------------------------------------
                  Records documenting collection efforts are
                  maintained during the period a pool asset
                  is delinquent in accordance with the
                  transaction agreements., Such records are
                  maintained in at least a monthly basis, or
                  such other period specified in the
                  transaction agreements, and describe the
                  entity's activities in monitoring
                  delinquent pool assets including, for
                  example, phone calls, letters and payment
                  rescheduling plans in cases where
                  delinquency is deemed temporary (e.g.,
1122(d)(4)(viii)  illness or unemployment).
--------------------------------------------------------------------------------
                  Adjustments to interest rates or rates of
                  return for pool assets with  variable rates
                  are computed based on the related pool
1122(d)(4)(ix)    asset documents.
--------------------------------------------------------------------------------
                  Regarding any funds held in trust for an
                  obligor (such as escrow accounts); (A) such
                  funds are analyzed, in accordance with the
                  obligor's pool asset documents, on at least
                  an annual basis, or such other period
                  specified in the transaction agreements;
                  (B) interest on such funds is paid, or
                  credited, to obligors in accordance with
                  applicable pool asset documents and state
                  laws; and (C) such funds are returned to
                  the obligor within 3- calendar days of full
                  repayment of the related pool asset, or
                  such other number of days specified in the
1122(d)(4)(x)     transaction agreements.
--------------------------------------------------------------------------------
                  Payments made on behalf of an obligor (such
                  as tax ore insurance payments) are made on
                  or before the related penalty or expiration
                  dates, as indicated on the appropriate
                  bills or notices for such payments,
1122(d)(4)(xi)    provided that such support has been
                  received by the service at least 30
                  calendar days prior to these dates, or such
                  other number of days specified in the
                  transaction agreements.
--------------------------------------------------------------------------------
                  Any late payment penalties in connection
                  with any payment to be made on behalf of an
                  obligor are paid from the servicer's funds
                  and not charged to the obligor, unless the
                  late payment was due to the obligor's error
1122(d)(4)(xii)   or omission.
--------------------------------------------------------------------------------
1122(d)(4)(xiii)  Disbursements made on behalf of an obligor are posted within two business days to the
                  obligor's records maintained by the
                  servicer, or such other number of days
                  specified in the transaction agreements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1122(d)(4)(xiv)   Delinquencies, charge-offs and
                  uncollectible funds are recognized and
                  recorded in accordance with the transaction
                  agreements.
--------------------------------------------------------------------------------
1122(d)(4)(xv)    Any external enhancement or other support,
                  identified in item 1114(a)(1) through (3)
                  or item 1115 of Regulation AB, is
                  maintained as set forth in the transaction
                  agreements.
--------------------------------------------------------------------------------

                                                                       EXHIBIT L

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

Definitions

Primary Servicer - transaction party having borrower contact

Master Servicer - aggregator of pool assets

Securities Administrator - waterfall calculator

Back-up Servicer - named in the transaction (in the event a Back up Servicer becomes the Primary Servicer, follow Primary Servicer obligations)

Custodian -safe keeper of pool assets

Trustee - fiduciary of the transaction

Note: The definitions above describe the essential function that the party performs, rather than the party's title. So, for example, in a particular transaction, the trustee may perform the "paying agent" and "securities administrator" functions, while in another transaction, the securities administrator may perform these functions.

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

KEY:  X - OBLIGATION

------------------ ---------------------------------- ------------- ----------- ------------ ------------ ------------
Reg AB             Servicing Criteria                 Primary       Master      Securities   Custodian    Trustee
Reference                                             Servicer      Servicer    Admin                     (Nominal)

------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
                   GENERAL SERVICING CONSIDERATIONS
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(1)(i)      Policies and procedures are             X            X            X
                   instituted to monitor any
                   performance or other triggers
                   and events of default in
                   accordance with the transaction
                   agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(1)(ii)     If any material servicing               X            X
                   activities are outsourced to
                   third parties, policies and
                   procedures are instituted to
                   monitor the third party's
                   performance and compliance with
                   such servicing activities.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Any requirements in the
                   transaction agreements to
                   maintain a back-up servicer for
1122(d)(1)(iii)    the Pool Assets are maintained.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(1)(iv)     A fidelity bond and errors and          X            X
                   omissions policy is in effect on
                   the party participating in the
                   servicing function throughout
                   the reporting period in the
                   amount of coverage required by
                   and otherwise in accordance with
                   the terms of the transaction
                   agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------


                                                          L-1

------------------ ---------------------------------- ------------- ----------- ------------ ------------ ------------
Reg AB             Servicing Criteria                 Primary       Master      Securities   Custodian    Trustee
Reference                                             Servicer      Servicer    Admin                     (Nominal)

------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
                   Cash Collection and
                   Administration
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(2)(i)      Payments on pool assets are             X            X            X
                   deposited into the appropriate
                   custodial bank accounts and
                   related bank clearing accounts
                   no more than two business days
                   following receipt, or such other
                   number of days specified in the
                   transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Disbursements made via wire             X            X            X
                   transfer on behalf of an obligor
                   or to an investor are made only
1122(d)(2)(ii)     by authorized personnel.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Advances of funds or guarantees         X            X            X
                   regarding collections, cash
                   flows or distributions, and any
                   interest or other fees charged
                   for such advances, are made,
                   reviewed and approved as
                   specified in the transaction
1122(d)(2)(iii)    agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   The related accounts for the            X            X            X
                   transaction, such as cash
                   reserve accounts or accounts
                   established as a form of over
                   collateralization, are
                   separately maintained (e.g.,
                   with respect to commingling of
                   cash) as set forth in the
1122(d)(2)(iv)     transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Each custodial account is               X            X            X
                   maintained at a federally
                   insured depository institution
                   as set forth in the transaction
                   agreements. For purposes of this
                   criterion, "federally insured
                   depository institution" with
                   respect to a foreign financial
                   institution means a foreign
                   financial institution that meets
                   the requirements of Rule
                   13k-1(b)(1) of the Securities
1122(d)(2)(v)      Exchange Act.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Unissued checks are safeguarded         X                         X
                   so as to prevent unauthorized
1122(d)(2)(vi)     access.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------


                                                          L-2


------------------ ---------------------------------- ------------- ----------- ------------ ------------ ------------
Reg AB             Servicing Criteria                 Primary       Master      Securities   Custodian    Trustee
Reference                                             Servicer      Servicer    Admin                     (Nominal)

------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
1122(d)(2)(vii)    Reconciliations are prepared on         X            X            X
                   a monthly basis for all
                   asset-backed securities related
                   bank accounts, including
                   custodial accounts and related
                   bank clearing accounts. These
                   reconciliations are (A)
                   mathematically accurate; (B)
                   prepared within 30 calendar days
                   after the bank statement cutoff
                   date, or such other number of
                   days specified in the
                   transaction agreements; (C)
                   reviewed and approved by someone
                   other than the person who
                   prepared the reconciliation; and
                   (D) contain explanations for
                   reconciling items. These
                   reconciling items are resolved
                   within 90 calendar days of their
                   original identification, or such
                   other number of days specified
                   in the transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Investor Remittances and
                   Reporting
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(3)(i)      Reports to investors, including         X            X            X
                   those to be filed with the
                   Commission, are maintained in
                   accordance with the transaction
                   agreements and applicable
                   Commission requirements.
                   Specifically, such reports (A)
                   are prepared in accordance with
                   timeframes and other terms set
                   forth in the transaction
                   agreements; (B) provide
                   information calculated in
                   accordance with the terms
                   specified in the transaction
                   agreements; (C) are filed with
                   the Commission as required by
                   its rules and regulations; and
                   (D) agree with investors' or the
                   trustee's records as to the
                   total unpaid principal balance
                   and number of Pool Assets
                   serviced by the Servicer.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Amounts due to investors are            X            X            X
                   allocated and remitted in
                   accordance with timeframes,
                   distribution priority and other
                   terms set forth in the
1122(d)(3)(ii)     transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Disbursements made to an                X            X            X
                   investor are posted within two
                   business days to the Servicer's
                   investor records, or such other
                   number of days specified in the
1122(d)(3)(iii)    transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Amounts remitted to investors           X            X            X
                   per the investor reports agree
                   with cancelled checks, or other
                   form of payment, or custodial
1122(d)(3)(iv)     bank statements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Pool Asset Administration
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------


                                                          L-3


------------------ ---------------------------------- ------------- ----------- ------------ ------------ ------------
Reg AB             Servicing Criteria                 Primary       Master      Securities   Custodian    Trustee
Reference                                             Servicer      Servicer    Admin                     (Nominal)

------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
1122(d)(4)(i)      Collateral or security on pool          X                                      X
                   assets is maintained as required
                   by the transaction agreements or
                   related pool asset documents.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(ii)     Pool assets  and related                X                                      X
                   documents are safeguarded as
                   required by the transaction
                   agreements
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(iii)    Any additions, removals or              X                         X
                   substitutions to the asset pool
                   are made, reviewed and approved
                   in accordance with any
                   conditions or requirements in
                   the transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(iv)     Payments on pool assets,                X
                   including any payoffs, made in
                   accordance with the related pool
                   asset documents are posted to
                   the Servicer's obligor records
                   maintained no more than two
                   business days after receipt, or
                   such other number of days
                   specified in the transaction
                   agreements, and allocated to
                   principal, interest or other
                   items (e.g., escrow) in
                   accordance with the related pool
                   asset documents.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   The Servicer's records regarding        X
                   the pool assets agree with the
                   Servicer's records with respect
1122(d)(4)(v)      to an obligor's unpaid principal
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Changes with respect to the             X            X
                   terms or status of an obligor's
                   pool assets (e.g., loan
                   modifications or re-agings) are
                   made, reviewed and approved by
                   authorized personnel in
                   accordance with the transaction
                   agreements and related pool
1122(d)(4)(vi)     asset documents.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Loss mitigation or recovery             X            X
                   actions (e.g., forbearance
                   plans, modifications and deeds
                   in lieu of foreclosure,
                   foreclosures and repossessions,
                   as applicable) are initiated,
                   conducted and concluded in
                   accordance with the timeframes
                   or other requirements
                   established by the transaction
1122(d)(4)(vii)    agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------


                                                          L-4

------------------ ---------------------------------- ------------- ----------- ------------ ------------ ------------
Reg AB             Servicing Criteria                 Primary       Master      Securities   Custodian    Trustee
Reference                                             Servicer      Servicer    Admin                     (Nominal)

------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
1122(d)(4)(viii)   Records documenting collection          X
                   efforts are maintained during
                   the period a pool asset is
                   delinquent in accordance with
                   the transaction agreements. Such
                   records are maintained on at
                   least a monthly basis, or such
                   other period specified in the
                   transaction agreements, and
                   describe the entity's activities
                   in monitoring delinquent pool
                   assets including, for example,
                   phone calls, letters and payment
                   rescheduling plans in cases
                   where delinquency is deemed
                   temporary (e.g., illness or
                   unemployment).
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(ix)     Adjustments to interest rates or        X
                   rates of return for pool
                   assets with variable rates are
                   computed based on the related
                   pool asset documents.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
1122(d)(4)(x)      Regarding any funds held in             X
                   trust for an obligor (such as
                   escrow accounts): (A) such funds
                   are analyzed, in accordance with
                   the obligor's pool asset
                   documents, on at least an annual
                   basis, or such other period
                   specified in the transaction
                   agreements; (B) interest on such
                   funds is paid, or credited, to
                   obligors in accordance with
                   applicable pool asset documents
                   and state laws; and (C) such
                   funds are returned to the
                   obligor within 30 calendar days
                   of full repayment of the related
                   pool assets, or such other
                   number of days specified in the
                   transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Payments made on behalf of an           X
                   obligor (such as tax or
                   insurance payments) are made on
                   or before the related penalty or
                   expiration dates, as indicated
                   on the appropriate bills or
                   notices for such payments,
                   provided that such support has
                   been received by the servicer at
                   least 30 calendar days prior to
                   these dates, or such other
                   number of days specified in the
1122(d)(4)(xi)     transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Any late payment penalties in           X
                   connection with any payment to
                   be made on behalf of an obligor
                   are paid from the Servicer's
                   funds and not charged to the
                   obligor, unless the late payment
                   was due to the obligor's error
1122(d)(4)(xii)    or omission.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------


                                                          L-5


------------------ ---------------------------------- ------------- ----------- ------------ ------------ ------------
Reg AB             Servicing Criteria                 Primary       Master      Securities   Custodian    Trustee
Reference                                             Servicer      Servicer    Admin                     (Nominal)

------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
                   Disbursements made on behalf of         X
                   an obligor are posted within
                   two business days to the
                   obligor's records maintained by
                   the servicer, or such other
                   number of days specified in the
1122(d)(4)(xiii)   transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Delinquencies, charge-offs and          X            X
                   uncollectible accounts are
                   recognized and recorded in
                   accordance with the transaction
1122(d)(4)(xiv)    agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Any external enhancement or             X                         X
                   other support, identified in
                   Item 1114(a)(1) through (3) or
                   Item 1115 of Regulation AB, is
                   maintained as set forth in the
1122(d)(4)(xv)     transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------

                                                                     EXHIBIT M-1

                          FORM OF BACK-UP CERTIFICATION

     I. The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES] I, ________________________________, the
     _______________________ of [NAME OF COMPANY], certify to [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

     (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
     Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] and the [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

     (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

     (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] and the [Trustee];

     (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

     (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor


                                     M-1-1
     pursuant to the Agreement, have been provided to the [Depositor] and the [Securities Administrator]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] and the [Securities Administrator]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.



     Date:    _________________________



     By:
     Name:    ________________________________
     Title:   ________________________________


                                     M-1-2

                                                                     EXHIBIT M-2

             FORM OF CERTIFICATION FOR THE SECURITIES ADMINISTRATOR

         Re: ________________________________ Trust 200_-____(the "Trust"),
         Mortgage Pass-Through ----- Certificates, Series 200_-____, issued pursuant to the Pooling and Servicing Agreement, dated as of ________ 1, 200_, among ____________________________, as Depositor, Wells Fargo
         Bank, National Association, as Securities Administrator and

The Securities Administrator hereby certifies to the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

     (1) I have reviewed the annual report on Form 10-K for the fiscal year [____] (the "Annual Report"), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the "Reports"), of the Trust;

     (2) To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, and (b) the Securities Administrator's assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

     (3) To my knowledge, the distribution information required to be provided by the Securities Administrator under the Pooling and Servicing Agreement for inclusion in the Reports is included in the Reports;

     (4) I am responsible for reviewing the activities performed by the Securities Administrator under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the Securities Administrator required by the Pooling and Servicing Agreement, and except as disclosed in the Reports, the Securities Administrator has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects; and

     (5) The report on assessment of compliance with servicing criteria applicable to the Securities Administrator for asset-backed securities of the Securities Administrator and each Subcontractor utilized by the Securities Administrator and related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual


                                     M-2-1

Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

     In giving the certifications above, the Securities Administrator has reasonably relied on information provided to it by the following unaffiliated parties: [names of servicer(s), master servicer, subservicer, depositor, trustee, custodian(s)]


Date:___________________________________


________________________________________
[Signature] [Title]


                                     M-2-2

                                                                       EXHIBIT N

                             FORM OF SWAP AGREEMENT

                    (Available upon request from Wells Fargo)

                                                                       EXHIBIT O

                        FORM 10-D, FORM 8-K AND FORM 10-K
                            REPORTING RESPONSIBILITY

         As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the party identified as responsible for preparing the Securities Exchange Act Reports pursuant to Section 3.18.

         Under Item 1 of Form 10-D: a) items marked "Monthly Statement to Certificateholders" are required to be included in the periodic Distribution Date statement under Section 5.05, provided by the Securities Administrator based on information received from the party providing such information; and b) items marked "Form 10-D report" are required to be in the Form 10-D report but not the Monthly Statements to Certificateholders, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report. All such information and any other Items on Form 8-K and Form 10-D set forth in this Exhibit shall be sent to the Securities Administrator and the Depositor.


--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                                                     Master      Securities                       Trustee
   Form   Item     Description         Servicers     Servicer    Administrator       Custodian    (Nominal)     Depositor    Sponsor
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
   10-D   Must be filed within 15 days of the distribution date for the asset-backed securities.

--------- ------------------------------------------------------------------------- ----------- -------------- ------------ --------
          1     Distribution and
                Pool Performance
                Information
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Item 1121(a) -
                Distribution and
                Pool Performance
                Information

                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                (1) Any applicable                               X
                record dates,
                accrual dates,                                   (Monthly
                determination dates                              Statements to
                for calculating                                  Certificateholders)
                distributions and
                actual distribution
                dates for the
                distribution period.
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                (2) Cash flows                                   X
                received and the
                sources thereof for                              (Monthly
                distributions, fees                              Statements to
                and expenses.                                    Certificateholders)

                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                (3) Calculated                                   X
                amounts and
                distribution of the                              (Monthly
                flow of funds for                                Statements to
                the period itemized                              Certificateholders)
                by type and priority
                of
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------


                                                                 O-1


--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                                                     Master      Securities                       Trustee
   Form   Item     Description         Servicers     Servicer    Administrator       Custodian    (Nominal)     Depositor    Sponsor
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                 payment,
                including:
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                (i) Fees or                                      X
                expenses accrued and
                paid, with an                                    (Monthly
                identification of                                Statements to
                the general purpose                              Certificateholders)
                of such fees and the
                party receiving such
                fees or expenses.
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                  (ii) Payments                                  X
                accrued or paid with
                respect to                                       (Monthly
                enhancement or other                             Statements to
                support identified                               Certificateholders)
                in Item 1114 of
                Regulation AB (such
                as insurance
                premiums or other
                enhancement
                maintenance fees),
                with an
                identification of
                the general purpose
                of such payments and
                the party receiving
                such payments.
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                 (iii) Principal,                                X
                interest and other
                distributions                                    (Monthly
                accrued and paid on                              Statements to
                the asset-backed                                 Certificateholders)
                securities by type
                and by class or
                series and any
                principal or
                interest shortfalls
                or carryovers.
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                (iv) The amount of                               X
                excess cash flow or
                excess spread and                                (Monthly
                the disposition of                               Statements to
                excess cash flow.                                Certificateholders)

                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                (4) Beginning and                                X
                ending principal
                balances of the                                  (Monthly
                asset-backed                                     Statements to
                securities.                                      Certificateholders)
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------


                                                                 O-2


--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                                                     Master      Securities                       Trustee
   Form   Item     Description         Servicers     Servicer    Administrator       Custodian    (Nominal)     Depositor    Sponsor
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                (5) Interest rates                               X
                applicable to the
                pool assets and the                              (Monthly
                asset-backed                                     Statements to
                securities, as                                   Certificateholders)
                applicable. Consider
                providing interest
                rate information for
                pool assets in
                appropriate
                distributional
                groups or
                incremental ranges.
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                (6) Beginning and                                X
                ending balances of
                transaction                                      (Monthly
                accounts, such as                                Statements to
                reserve accounts,                                Certificateholders)
                and material account
                activity during the
                period.
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                (7) Any amounts                                  X
                drawn on any credit
                enhancement or other                             (Monthly
                support identified                               Statements to
                in Item 1114 of                                  Certificateholders)
                Regulation AB, as
                applicable, and the
                amount of coverage
                remaining under any
                such enhancement, if
                known and applicable.
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                (8) Number and                                   X                                             Updated
                amount of pool                                                                                 pool
                assets at the                                    (Monthly                                      composition
                beginning and ending                             Statements to                                 information
                of each period, and                              Certificateholders)                           fields to
                updated pool                                                                                   be as
                composition                                                                                    specified
                information, such as                                                                           by
                weighted average                                                                               Depositor
                coupon, weighted                                                                               from time
                average                                                                                        to time
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------


                                                                O-3


--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                                                     Master      Securities                       Trustee
   Form   Item     Description         Servicers     Servicer    Administrator       Custodian    (Nominal)     Depositor    Sponsor
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                remaining
                term, pool factors
                and prepayment
                amounts.
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                (9) Delinquency and    X             X           X
                loss information for
                the period.                                      (Monthly
                                                                 Statements to
                                                                 Certificateholders)
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                In addition,           X
                describe any
                material changes to
                the information
                specified in Item
                1100(b)(5) of
                Regulation AB
                regarding the pool
                assets. (methodology)
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                (10) Information on    X             X           X
                the amount, terms
                and general purpose                              (Monthly
                of any advances made                             Statements to
                or reimbursed during                             Certificateholders)
                the period,
                including the
                general use of funds
                advanced and the
                general source of
                funds for
                reimbursements.
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                (11) Any material      X             X           X
                modifications,
                extensions or                                    (Monthly
                waivers to pool                                  Statements to
                asset terms, fees,                               Certificateholders)
                penalties or
                payments during the
                distribution period
                or that have
                cumulatively become
                material over time.
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                (12) Material          X             X           X                                             X
                breaches of pool
                asset                                            (if agreed upon
                representations or                               by the parties)
                warranties or
                transaction
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------


                                                                O-4


--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                                                     Master      Securities                       Trustee
   Form   Item     Description         Servicers     Servicer    Administrator       Custodian    (Nominal)     Depositor    Sponsor
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                covenants.
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                (13) Information on                              X
                ratio, coverage or
                other tests used for                             (Monthly
                determining any                                  Statements to
                early amortization,                              Certificateholders)
                liquidation or other
                performance trigger
                and whether the
                trigger was met.
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                (14) Information                                                                               X
                regarding any new
                issuance of
                asset-backed
                securities backed by
                the same asset pool,
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   information         X             X           X                                             X
                   regarding any
                   pool asset
                   changes (other
                   than in
                   connection with a
                   pool asset
                   converting into
                   cash in
                   accordance with
                   its terms), such
                   as additions or
                   removals in
                   connection with a
                   prefunding or
                   revolving period
                   and pool asset
                   substitutions and
                   repurchases (and
                   purchase rates,
                   if applicable),
                   and cash flows
                   available for
                   future purchases,
                   such as the
                   balances of any
                   prefunding or
                   revolving
                   accounts, if
                   applicable.
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Disclose any                                                                                X            X
                   material
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------


                                                                O-5


--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                                                     Master      Securities                       Trustee
   Form   Item     Description         Servicers     Servicer    Administrator       Custodian    (Nominal)     Depositor    Sponsor
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   changes in the
                   solicitation,
                   credit-granting,
                   underwriting,
                   origination,
                   acquisition or
                   pool selection
                   criteria or
                   procedures, as
                   applicable, used
                   to originate,
                   acquire or select
                   the new pool
                   assets.
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Item 1121(b) -                                                                                 X
                Pre-Funding or
                Revolving Period
                Information

                Updated pool
                information as
                required under Item
                1121(b).
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          2     Legal
                Proceedings
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Item 1117 - Legal
                proceedings pending
                against the
                following entities,
                or their respective
                property, that is
                material to
                Certificateholders,
                including
                proceedings known to
                be contemplated by
                governmental
                authorities:
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Sponsor (Seller)                                                                                            X
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Depositor                                                                                      X
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Trustee                                                                         X

          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Issuing entity                                                                                 X
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Master Servicer,       X             X
                affiliated Servicer,
                other Servicer
                servicing 20% or
                more of pool assets
                at time of report,
                other
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------


                                                                O-6


--------- ------ ------------------- ------------- ----------- ------------------ ----------- -------------- ------------- ---------
                                       Servicers     Master      Securities                     Trustee
   Form   Item     Description         Servicers     Servicer    Administrator     Custodian   (Nominal)       Depositor    Sponsor
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                material servicers
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Securities                                       X
                Administrator
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Originator of 20% or                                                                           X
                more of pool assets
                as of the Cut-off
                Date

                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Custodian                                                           X

          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          3     Sales of
                Securities
                and Use of Proceeds
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Information from                                                                               X
                Item 2(a) of Part II
                of Form 10-Q:

                With respect to any
                sale of securities
                by the sponsor,
                depositor or issuing
                entity, that are
                backed by the same
                asset pool or are
                otherwise issued by
                the issuing entity,
                whether or not
                registered, provide
                the sales and use of
                proceeds information
                in Item 701 of
                Regulation S-K.
                Pricing information
                can be omitted if
                securities were not
                registered.
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          4     Defaults Upon
                Senior Securities
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Information from                                 X
                Item 3 of Part II of
                Form 10-Q:

                Report the
                occurrence of any
                Event of Default
                (after expiration of
                any grace period and
                provision of
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------


                                                                O-7


--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                                                     Master      Securities                       Trustee
   Form   Item     Description         Servicers     Servicer    Administrator       Custodian    (Nominal)     Depositor    Sponsor
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                any required
                notice)
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          5     Submission of
                Matters to a Vote of
                Security Holders
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Information from                                 X
                Item 4 of Part II of
                Form 10-Q
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          6     Significant
                Obligors
                of Pool
                Assets
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Item 1112(b) -                                                                                 X
                Significant Obligor
                Financial
                Information*
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                *This information
                need only be
                reported on the Form
                10-D for the
                distribution period
                in which updated
                information is
                required pursuant to
                the Item.
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          7     Significant
                Enhancement Provider
                Information
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Item 1114(b)(2) -
                Credit Enhancement
                Provider Financial
                Information*
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Determining                                                                                 X
                   applicable
                   disclosure
                   threshold
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Obtaining                                                                                   X
                   required
                   financial
                   information or
                   effecting
                   incorporation by
                   reference
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Item 1115(b) -
                Derivative
                Counterparty
                Financial
                Information*
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Determining                                                                                 X
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------


                                                                O-8


--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                                                     Master      Securities                       Trustee
   Form   Item     Description         Servicers     Servicer    Administrator       Custodian    (Nominal)     Depositor    Sponsor
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   current
                   maximum
                   probable
                   exposure
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Determining                                   X
                   current
                   significance
                   percentage
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Notifying                                     X
                   derivative
                   counterparty of
                   significance
                   percentage and
                   requesting
                   required
                   financial
                   information
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Obtaining                                                                                   X
                   required
                   financial
                   information or
                   effecting
                   incorporation by
                   reference
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                *This information
                need only be
                reported on the Form
                10-D for the
                distribution period
                in which updated
                information is
                required pursuant to
                the Items.

          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          8     Other Information

          ----- ---------------------- ---------------------------------------------------------------------------------------------
                Disclose any           The Responsible Party for the applicable Form 8-K item andicated below.
                information required
                to be reported on
                Form 8-K during the
                period covered by
                the Form 10-D but
                not reported
          ----- ---------------------- ---------------------------------------------------------------------------------------------
          9     Exhibits
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Distribution report                              X
          ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Exhibits required by                                                                           X
                Item 601 of
                Regulation S-K, such
                as material
                agreements
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
8-K       Must be filed within four business days of an event reportable on Form
          8-K.
--------- -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------


                                                                O-9


--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                                                     Master      Securities                       Trustee
   Form   Item     Description         Servicers     Servicer    Administrator       Custodian    (Nominal)     Depositor    Sponsor
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          1.01     Entry into a

                   Material
                   Definitive
                   Agreement
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Disclosure is       X             X           X                                             X            X
                   required
                   regarding entry
                   into or amendment
                   of any definitive
                   agreement that is
                   material to the
                   securitization,
                   even if depositor
                   is not a party.

                   Examples:
                   servicing
                   agreement,
                   custodial
                   agreement.

                   Note: disclosure
                   not required as
                   to definitive
                   agreements that
                   are fully
                   disclosed in the
                   prospectus
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          1.02     Termination of a    X             X           X                                             X            X
                   Material
                   Definitive
                   Agreement
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Disclosure is
                   required
                   regarding
                   termination of
                   any definitive
                   agreement that is
                   material to the
                   securitization
                   (other than
                   expiration in
                   accordance with
                   its terms), even
                   if depositor is
                   not a party.

                   Examples:
                   servicing
                   agreement,
--------- -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------


                                                                O-10


--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                                                     Master      Securities                       Trustee
   Form   Item     Description         Servicers     Servicer    Administrator       Custodian    (Nominal)     Depositor    Sponsor
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   custodial
                   agreement.
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          1.03     Bankruptcy or
                   Receivership
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Disclosure is       X             X           X                  X                          X            X
                   required
                   regarding the
                   bankruptcy or
                   receivership, if
                   known to the
                   Master Servicer,
                   with respect to
                   any of the
                   following:

                   Sponsor (Seller),
                   Depositor, Master
                   Servicer,
                   affiliated
                   Servicer, other
                   Servicer
                   servicing 20% or
                   more of pool
                   assets at time of
                   report, other
                   material
                   servicers,
                   Certificate
                   Administrator,
                   Trustee,
                   significant
                   obligor, credit
                   enhancer (10% or
                   more),
                   derivatives
                   counterparty,
                   Custodian
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          2.04     Triggering Events
                   that Accelerate
                   or Increase a
                   Direct Financial
                   Obligation or an
                   Obligation under
                   an Off-Balance
                   Sheet Arrangement
                   ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Includes an early                 X           X
                   amortization,
--------- -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------


                                                                O-11


--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                                                     Master      Securities                       Trustee
   Form   Item     Description         Servicers     Servicer    Administrator       Custodian    (Nominal)     Depositor    Sponsor
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   performance
                   trigger or other
                   event, including
                   event of default,
                   that would
                   materially alter
                   the payment
                   priority/distribution
                   of cash
                   flows/amortization
                   schedule.

                   Disclosure will
                   be made of events
                   other than
                   waterfall
                   triggers which
                   are disclosed in
                   the 6.07 statement

          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          3.03     Material
                   Modification to
                   Rights of
                   Security Holders
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Disclosure is                                 X                                             X
                   required of any
                   material
                   modification to
                   documents
                   defining the
                   rights of
                   Certificateholders,
                   including the
                   Pooling and
                   Servicing
                   Agreement
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          5.03     Amendments to
                   Articles of
                   Incorporation or
                   Bylaws; Change in
                   Fiscal Year
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Disclosure is                                                                               X
                   required of any
                   amendment "to the
                   governing
                   documents of the
                   issuing entity"
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          5.06     Change in Shell
                   Company Status
--------- -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------


                                                                O-12


--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                                                     Master      Securities                       Trustee
   Form   Item     Description         Servicers     Servicer    Administrator       Custodian    (Nominal)     Depositor    Sponsor
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   [Not applicable                                                                             X
                   to ABS issuers]
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          6.01     ABS Informational
                   and Computational
                   Material
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   [Not included in                                                                            X
                   reports to be
                   filed under
                   Section 3.18]
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          6.02     Change of
                   Servicer or
                   Trustee
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Requires            X             X           X                                             X
                   disclosure of any
                   removal,
                   replacement,
                   substitution or
                   addition of any
                   master servicer,
                   affiliated
                   servicer, other
                   servicer
                   servicing 10% or
                   more of pool
                   assets at time of
                   report, other
                   material
                   servicers,
                   certificate
                   administrator or
                   trustee.
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Reg AB disclosure   X
                   about any new
                   servicer is also
                   required.
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Reg AB disclosure                                                            X (to the
                   about any new                                                                extent of a
                   trustee is also                                                              new trustee)
                   required.
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Reg AB disclosure                             X
                   about any new
                   securities
                   administrator is
                   also required.
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          6.03     Change in
                   Credit
                   Enhancement
--------- ------ ------------------- ------------- ----------- ------------------ ----------- -------------- ------------- ---------


                                                                O-13


--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                                                     Master      Securities                       Trustee
   Form   Item     Description         Servicers     Servicer    Administrator       Custodian    (Nominal)     Depositor    Sponsor
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   or Other
                   External
                   Support
                   [In this
                   transaction there
                   is no external
                   enhancement or
                   other support.]
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Covers                                        X                                             X
                   termination of
                   any enhancement
                   in manner other
                   than by its
                   terms, the
                   addition of an
                   enhancement, or a
                   material change
                   in the
                   enhancement
                   provided.
                   Applies to
                   external credit
                   enhancements as
                   well as
                   derivatives.
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Reg AB disclosure                                                                           X
                   about any new
                   enhancement
                   provider is also
                   required.
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          6.04     Failure to Make a                             X
                   Required
                   Distribution
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          6.05     Securities Act
                   Updating
                   Disclosure
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   If any material                                                                             X
                   pool
                   characteristic
                   differs by 5% or
                   more at the time
                   of issuance of
                   the securities
                   from the
                   description in
                   the final
                   prospectus,
                   provide updated
--------- -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------


                                                                O-14


--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                                                     Master      Securities                       Trustee
   Form   Item     Description         Servicers     Servicer    Administrator       Custodian    (Nominal)     Depositor    Sponsor
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Reg AB disclosure
                   about the actual
                   asset pool.
                   ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   If there are any                                                                            X
                   new servicers or
                   originators
                   required to be
                   disclosed under
                   Regulation AB as
                   a result of the
                   foregoing,
                   provide the
                   information
                   called for in
                   Items 1108 and
                   1110 respectively.
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          7.01     Regulation FD       X             X           X                                             X
                   Disclosure
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          8.01     Other Events
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Any event, with                                                                             X
                   respect to which
                   information is
                   not otherwise
                   called for in
                   Form 8-K, that
                   the registrant
                   deems of
                   importance to
                   security holders.
          -------- ------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          9.01     Financial           The Responsible Party applicable to reportable event.
                   Statements and
                   Exhibits
--------- ------------------------------------------------------------------------- ----------- ------------ -------------- --------
10-K      Must be filed within 90 days of the fiscal year end for the registrant.
          ----- ---------------------- ------------- ----------- ------------------ ----------- ------------ -------------- --------
          9B    Other Information

--------- ----- ---------------------- ---------------------------------------------------------------------------------------------
                Disclose any           The Responsible Party for the applicable Form 8-K item andicated above.
                information required
                to be reported on
                Form 8-K during the
                fourth quarter
                covered by the Form
                10-K but not reported
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
          15    Exhibits and
                Financial Statement
                Schedules
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Item 1112(b) -                                                                                 X
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------


                                                                O-15


--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                                                     Master      Securities                       Trustee
   Form   Item     Description         Servicers     Servicer    Administrator       Custodian    (Nominal)     Depositor    Sponsor
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Significant
                Obligor Financial
                Information
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Item 1114(b)(2) -
                Credit Enhancement
                Provider Financial
                Information
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Determining                                                                                 X
                   applicable
                   disclosure
                   threshold
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Obtaining                                                                                   X
                   required
                   financial
                   information or
                   effecting
                   incorporation by
                   reference
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Item 1115(b) -
                Derivative
                Counterparty
                Financial Information
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Determining                                                                                 X
                   current maximum
                   probable
                   exposure
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Determining                                   X
                   current
                   significance
                   percentage
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Notifying                                     X
                   derivative
                   counterparty of
                   significance
                   percentage and
                   requesting
                   required
                   financial
                   information
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                   Obtaining                                                                                   X
                   required
                   financial
                   information or
                   effecting
                   incorporation by
                   reference
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Item 1117 - Legal
                proceedings
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------


                                                                O-16


--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                                                     Master      Securities                       Trustee
   Form   Item     Description         Servicers     Servicer    Administrator       Custodian    (Nominal)     Depositor    Sponsor
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                pending against
                the following
                entities,
                or their respective
                property, that is
                material to
                Certificateholders,
                including
                proceedings known to
                be contemplated by
                governmental
                authorities:
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Sponsor (Seller)                                                                                            X
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Depositor                                                                                      X
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Trustee
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Issuing entity                                                                                 X
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Master Servicer,       X             X
                affiliated Servicer,
                other Servicer
                servicing 20% or
                more of pool assets
                at time of report,
                other material
                servicers
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Securities                                       X
                Administrator
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Originator of 20% or                                                                           X
                more of pool assets
                as of the Cut-off
                Date
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Custodian                                                           X
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Item 1119 -
                Affiliations and
                relationships
                between the
                following entities,
                or their respective
                affiliates, that are
                material to
                Certificateholders:
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Sponsor (Seller)                                                                                            X
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Depositor                                                                                      X
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Trustee                                                                         X
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Master Servicer,       X             X
                affiliated Servicer,
                other Servicer
                servicing 20% or
                more of pool assets
                at time of report,
                other material
                servicers
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------


                                                                O-17


--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                                                     Master      Securities                       Trustee
   Form   Item     Description         Servicers     Servicer    Administrator       Custodian    (Nominal)     Depositor    Sponsor
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Securities                                       X
                Administrator
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Originator                                                                                     X
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Custodian                                                           X
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Credit                                                                                         X
                Enhancer/Support
                Provider
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Significant Obligor                                                                            X
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Item 1122 -            X             X           X                  X
                Assessment of
                Compliance with
                Servicing Criteria
                ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------
                Item 1123 - Servicer   X             X
                Compliance Statement
--------- ----- ---------------------- ------------- ----------- ------------------ ----------- -------------- ------------ --------


                                                                       EXHIBIT P

                       ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A. as [Securities Administrator]
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com

Attn:  Corporate Trust Services - BSABS I 2007-2-SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In accordance with Section 3.18 of the Pooling and Servicing Agreement, dated as of April 1, 2007, among EMC Mortgage Corporation, as Sponsor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator and Citibank, N.A., as Trustee, relating to the issuance of Bear Stearns Asset Backed Securities Trust 2007-2, Asset-Backed Certificates, Series 2007-2. The Undersigned, as ____________________, hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [   ] Disclosure:







List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:



         Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                           [NAME OF PARTY]
                                           as [role]



                                           By: _________________________________
                                               Name:
                                               Title:

                                   Schedule I

                              Servicing Agreements

1. Seller's Warranties and Servicing Agreement between EMC Mortgage Corporation and Wells Fargo Bank, N.A. dated as of April 1, 2007 (attached).

2. Servicing Agreement, between Bear Stearns Asset Backed Securities I LLC and EMC Mortgage Corporation, dated as of April 1, 2007 (attached).



                                     S-I-1

                            EMC MORTGAGE CORPORATION

                                    Purchaser

                                       and

                             WELLS FARGO BANK, N.A.

                                     Company





--------------------------------------------------------------------------------

                   SELLER'S WARRANTIES AND SERVICING AGREEMENT
                            Dated as of April 1, 2007

--------------------------------------------------------------------------------





   WFHM Mortgage Loan Pools 6740, 6741, 6742, 6743, 6744, 6745, 6746 and 6747

Execution Copy
April 20, 2007


                                TABLE OF CONTENTS



ARTICLE I......................................................................1


DEFINITIONS ...................................................................1


ARTICLE II ...................................................................12


CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES;
         BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS........12


ARTICLE III...................................................................15


REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH............................15


ARTICLE IV....................................................................29


ADMINISTRATION AND SERVICING OF MORTGAGE LOANS ...............................29


ARTICLE V ....................................................................45


PAYMENTS TO PURCHASER ........................................................45


ARTICLE VI....................................................................47


GENERAL SERVICING PROCEDURES .................................................47


ARTICLE VII ..................................................................52


COMPANY TO COOPERATE..........................................................52


ARTICLE VIII..................................................................53


THE COMPANY ..................................................................53


ARTICLE IX....................................................................54


SECURITIZATION TRANSACTION....................................................51

                                                          WELLS FARGO RESTRICTED

ARTICLE X ....................................................................67


DEFAULT ......................................................................67


ARTICLE XI....................................................................69


TERMINATION...................................................................69


ARTICLE XII ..................................................................69


MISCELLANEOUS PROVISIONS......................................................69




                                    EXHIBITS

             Exhibit A             Mortgage Loan Schedule
             Exhibit B             Contents of Each Mortgage File
             Exhibit C             Custodial Agreement
             Exhibit D             Form of Assignment, Assumption and
                                   Recognition Agreement
             Exhibit E             Servicing Criteria to be Addressed in
                                   Assessment of Compliance
             Exhibit F             Form of Sarbanes Certification

         This is a Seller's Warranties and Servicing Agreement for various fixed and adjustable rate, residential, first lien and second lien, mortgage loans, dated and effective as of April 1, 2007, and is executed between EMC Mortgage Corporation, as purchaser (the "Purchaser"), and Wells Fargo Bank, N.A., as seller and servicer (the "Company").


                               W I T N E S S E T H

         WHEREAS, the Purchaser has agreed to purchase from the Company and the Company has agreed to sell to the Purchaser certain fixed and adjustable interest rate, Conventional Mortgage Loans which have an aggregate outstanding scheduled principal balance as indicated on the Mortgage Loan Schedule, which is annexed hereto as Exhibit A;

         WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first lien or second lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule; and

         WHEREAS, the Purchaser and the Company wish to prescribe the manner of purchase of the Mortgage Loans and the conveyance, servicing and control of the Mortgage Loans.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Company agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         Whenever used herein, the following words and phrases, unless the content otherwise requires, shall have the following meanings:

         Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

         Adjustment Date: As to each adjustable rate Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note.

         Agency or Agencies: Fannie Mae, Freddie Mac or GNMA, or any of them as applicable.

         Agency Sale: Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to an Agency which sale or transfer is not a Securitization Transaction or Whole Loan Transfer.


                                                                     WELLS FARGO
1

         Agreement: This Seller's Warranties and Servicing Agreement and all exhibits, amendments hereof and supplements hereto.

         ALTA: The American Land Title Association or any successor thereto.

         Appraised Value: With respect to any Mortgage Loan, the lesser of (i) the value set forth on the appraisal made in connection with the origination of the related Mortgage Loan as the value of the related Mortgaged Property, or
(ii) the purchase price paid for the Mortgaged Property, provided, however, that in the case of a refinanced Mortgage Loan, such value shall be based solely on the appraisal made in connection with the origination of such Mortgage Loan.

         Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser or if the related Mortgage has been recorded in the name of MERS or its designee, such actions as are necessary to cause the Purchaser to be shown as the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

         Balloon Loan: A Mortgage Loan for which the Monthly Payments will not fully amortize the loan by the end of the term, at which time the balance of the principal is due in a lump sum.

         Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the states where the parties are located are authorized or obligated by law or executive order to be closed.

         Buydown Agreement: An agreement between the Company and a Mortgagor, or an agreement among the Company, a Mortgagor and a seller of a Mortgaged Property or a third party with respect to a Mortgage Loan which provides for the application of Buydown Funds.

         Buydown Funds: In respect of any Buydown Mortgage Loan, any amount contributed by the seller of a Mortgaged Property subject to a Buydown Mortgage Loan, the buyer of such property, the Company or any other source, plus interest earned thereon, in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan.

         Buydown Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a Buydown Agreement, (i) the Mortgagor pays less than the full monthly payments specified in the Mortgage Note for a specified period, and (ii) the difference between the payments required under such Buydown Agreement and the Mortgage Note is provided from Buydown Funds.

         Buydown Period: The period of time when a Buydown Agreement is in effect with respect to a related Buydown Mortgage Loan.

         Closing Date: April 24, 2007.

                                                                     WELLS FARGO
2

         Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

         Combined Loan-to-Value Ratio or CLTV: As to any Second Lien Mortgage Loan at any date of determination, the ratio on such date of the principal balance of such Mortgage Loan plus the principal balance of any Superior Lien, to the Appraised Value of the related Mortgaged Property.

         Commission: The United States Securities and Exchange Commission.

         Commitment Letter: That certain letter agreement dated as of March 30, 2007, between the Company and the Purchaser.

         Company: Wells Fargo Bank, N.A., or its successor in interest or assigns, or any successor to the Company under this Agreement appointed as herein provided.

         Company Information: As defined in Section 9.01(e)(i)(A).

         Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

         Conventional Mortgage Loan: A mortgage or deed of trust not insured or guaranteed under a government program (e.g., FHA or VA).

         Covered Loan: A Mortgage Loan categorized as "Covered" pursuant to the Standard & Poor's Glossary for File Format for LEVELS(R) Version 5.7, Appendix E, revised July 1, 2006, (excluding New Jersey "Covered Home Loans" as that term is defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002 that are first lien purchase money Mortgage Loans originated between November 26, 2003, and July 7, 2004).

         Custodial Account: The separate account or accounts created and maintained pursuant to Section 4.04.

         Custodial Agreement: The Interim Custody Agreement dated as of November 30, 1999 by and between EMC Mortgage Corporation as Owner, and Wells Fargo Bank, N.A. (formerly known as Wells Fargo Bank Minnesota, N.A.) governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents, annexed hereto as Exhibit C.

         Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement as provided therein.


                                                                     WELLS FARGO
3

         Cut-off Date: April 1, 2007.

         Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

         Determination Date: The Business Day immediately preceding the related Remittance Date.

         Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

         Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending in the first day of the month of the Remittance Date.

         Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Company pursuant to Section 4.12.

         Escrow Account: The separate account or accounts created and maintained pursuant to Section 4.06.

         Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

         Event of Default: Any one of the conditions or circumstances enumerated in Section 10.01.

         Exchange Act: The Securities Exchange Act of 1934, as amended.

         Fannie Mae: The Federal National Mortgage Association, and its successors.


         FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

         FHA: Federal Housing Administration and its successors.

         Fidelity Bond: A fidelity bond to be maintained by the Company pursuant to Section 4.12.

         First Lien: With respect to each Mortgaged Property, the lien on the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first lien on the Mortgaged Property.





                                                                     WELLS FARGO
4

         First Lien Mortgage Loan: A Mortgage Loan secured by a First Lien on the Mortgage Property.

         First Remittance Date: May 18, 2007.

         Freddie Mac: The Federal Home Loan Mortgage Corporation, and its successors.

         GNMA: Government National Mortgage Association and its successors.

         Gross Margin: With respect to each adjustable rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which is added to the Index in order to determine the related Mortgage Interest Rate, as set forth in the Mortgage Loan Schedule.

         High Cost Loan: A Mortgage Loan classified as (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, (b) a "high cost home," "threshold," "covered," (excluding New Jersey "Covered Home Loans" as that term is defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002 that are first lien purchase money Mortgage Loans originated between November 26, 2003, and July 7, 2004), "high risk home," "predatory" or similar loan under any other applicable state, federal or local law or (c) a Mortgage Loan categorized as "High Cost" pursuant to the Standard & Poor's Glossary for File Format for LEVELS(R) Version 5.7, Appendix E, revised July 1, 2006.

         HUD: The United States Department of Housing and Urban Development and its successors.

         Index: With respect to any adjustable rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the interest thereon.

         Interest Only Mortgage Loan: A Mortgage Loan for which an interest-only payment feature is allowed during the interest-only period set forth in the related Mortgage Note.

         Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

         LGC: Loan Guaranty Certificate issued by the VA as a guarantee that the federal government will repay to the lender a specified percentage of the loan balance in the event of the borrower's default.

         Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

         Lender Paid Mortgage Insurance Policy or LPMI Policy: A PMI Policy for which the Company pays all premiums from its own funds, without reimbursement.


                                                                     WELLS FARGO
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


         Loan-to-Value Ratio or LTV: With respect to any First Lien Mortgage Loan, the ratio of the original loan amount of the Mortgage Loan at its origination (unless otherwise indicated) to the Appraised Value of the Mortgaged Property.

         Master Servicer: With respect to any Securitization Transaction, the "master servicer," if any, identified in the related transaction documents.

         MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

         MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System

         MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

         MIC: Mortgage Insurance Certificate issued by HUD/FHA or copy of the FHA Case Query screen print from the FHA Connection as evidence that a mortgage has been insured and that a contract of mortgage insurance exists between HUD/FHA and the lender.

         Monthly Advance: The portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Company pursuant to Section 5.03 on the Business Day immediately preceding the Remittance Date of the related month.

         Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan or in the case of an Interest Only Mortgage Loan, payments of (i) interest or (ii) principal and interest, as applicable, on a Mortgage Loan.

         Mortgage: The mortgage, deed of trust or other instrument and riders thereto securing a Mortgage Note, which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

         Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit B annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 4.11.

         Mortgage Interest Rate: The annual rate of interest borne on a Mortgage
Note in accordance with the provisions of the Mortgage Note.

         Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File,


                                                                     WELLS FARGO
the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

         Mortgage Loan Documents: With respect to a Mortgage Loan, the original related Mortgage Note with applicable addenda and riders, the original related Mortgage and the originals of any required addenda and riders, the original related Assignment of Mortgage and any original intervening related Assignments of Mortgage, the original related title insurance policy and evidence of the related PMI Policy, MIC or LCG, if any.

         Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee Rate.

         Mortgage Loan Schedule: A schedule of Mortgage Loans annexed hereto as Exhibit A, such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Company's Mortgage Loan number; (2) the city state and zip code of the Mortgaged Property; (3) a code indicating whether the Mortgaged Property is a single family residence, two-family residence, three-family residence, four-family residence, planned unit development or condominium; (4) the current Mortgage Interest Rate; (5) the Mortgage Loan Remittance Rate; (6) the current Monthly Payment; (7) the Gross Margin; (8) the original term to maturity; (9) the scheduled maturity date; (10) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected; (11) the Loan-to-Value; (12) the next Adjustment Date; (13) the lifetime Mortgage Interest Rate cap; (14) whether the Mortgage Loan is convertible or not; (15) a code indicating the mortgage guaranty insurance company; (16) code indicating whether the loan is subject to a LPMI Policy; (17) a code indicating whether the Mortgage Loan is a Balloon Loan and (18) the Servicing Fee Rate.

         Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage and riders thereto.

         Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

         Mortgagor: The obligor on a Mortgage Note.

         Nonrecoverable Advance: Any advance previously made by the Company pursuant to Section 5.03 or any Servicing Advance which, in the good faith judgment of the Company, may not be ultimately recoverable by the Company from Liquidation Proceeds or otherwise. The determination by the Company that it has made a Nonrecoverable Advance, shall be evidenced by an Officer's Certification of the Company delivered to the Purchaser and the Master Servicer and detailing the reasons for such determination.

Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President, an Assistant Vice President, the


                                                                     WELLS FARGO
7

Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Purchaser as required by this Agreement.

         Opinion of Counsel: A written opinion of counsel, who may be an employee of the Company, reasonably acceptable to the Purchaser.

         Periodic Interest Rate Cap: As to each adjustable rate Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate on any Adjustment Date.

         Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

         PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

         Prepayment Charge: Any prepayment premium, penalty or charge payable by a Mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note.

         Prepayment Penalty: Payments calculated pursuant to the underwriting guidelines of the Company and due on a Mortgage Loan as the result of a Principal Prepayment in full of the Mortgage Loan, not otherwise due thereon in respect of principal or interest, which are intended to be a disincentive to prepayment.

         Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

         Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Charge and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal Prepayment Period: The month preceding the month in which the related Remittance Date occurs.

         Purchase Price: The purchase price percentage as stated in the Commitment Letter with any adjustments provided therein, multiplied by the Stated Principal Balance of the Mortgage Loans list on the Mortgage Loan Schedule, as of the Cut-off Date, plus accrued interest on each Mortgage Loan, at its respective Mortgage Loan Remittance Rate, from the Cut-off Date to and including the day prior to the Closing Date..

         Purchaser: EMC Mortgage Corporation or its successor in interest or any successor to the Purchaser under this Agreement as herein provided.

         Qualified Correspondent: Any Person from which the Company purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were

                                                                     WELLS FARGO
8
originated pursuant to an agreement between the Company and such Person that contemplated that such person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Company within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iv) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample or mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company.

         Qualified Depository: A deposit account or accounts maintained with a federal or state chartered depository institution the deposits in which are insured by the FDIC to the applicable limits and the short-term unsecured debt obligations of which (or, in the case of a depository institution that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-1+ by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc. (or a comparable rating if another rating agency is specified by the Purchaser by written notice to the Company) at the time any deposits are held on deposit therein.

         Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by the Agencies.

         Rating Agencies: Any nationally recognized statistical rating agency, or its successor, including Standard & Poor's Ratings Services, Moody's Investors Service, Inc. and Fitch Ratings.

         Reconstitution: Any Securitization Transaction, Agency Sale or Whole Loan Transfer.

         Reconstitution Agreement: The agreement or agreements entered into by the Company and the Purchaser and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Transfer, Agency Sale or Securitization Transaction.

         Reconstitution Date: The date on which any or all of the Mortgage Loans serviced under this Agreement may be removed from this Agreement and reconstituted as part of an Agency Sale, Securitization Transaction or Whole Loan Transfer pursuant to Section 9.01 hereof. The Reconstitution Date shall be such date which the Purchaser shall designate.


                                                                     WELLS FARGO
9

         Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1 100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

         Remittance Date: The eighteenth day (or if such eighteenth day is not a Business Day, the first Business Day immediately following) of any month, beginning with the First Remittance Date.

         REO Disposition: The final sale by the Company of any REO Property.

         REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 4.16.

         REO Property: A Mortgaged Property acquired by the Company on behalf of the Purchaser through foreclosure or by deed in lieu of foreclosure, as described in Section 4.16.

         Repurchase Price: A price equal to (i) the Stated Principal Balance of the Mortgage Loan, as of the date on which such repurchase takes place, multiplied by the purchase price percentage as stated in the Commitment Letter with any adjustments provided therein, plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Purchaser through the last day of the month in which such repurchase takes place, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase.

         Second Lien: With respect to a Mortgaged Property, a lien of the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a second lien of the Mortgaged Property.

         Second Lien Mortgage Loan: A Mortgage Loan secured by the lien on the Mortgaged Property, subject to one prior lien on such Mortgaged Property securing financing obtained by the related Mortgagor.

         Securities Act: The Securities Act of 1933, as amended.




                                                                     WELLS FARGO
10

         Securitization Transaction: Any transaction involving either (a) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (b) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

         Servicer: As defined in Section 9.01(d)(iii).

         Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses other than Monthly Advances (including reasonable attorney's fees and disbursements) incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property and (d) compliance with the obligations under Section 4.08 and 4.10.

         Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

         Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Company, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is received. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of such Monthly Payment collected by the Company, or as otherwise provided under Section 4.05. The Servicing Fee shall not be reduced by the amount of any guaranty fee charged by GNMA.

         Servicing Fee Rate: 0.250% per annum for each Mortgage Loan.

         Servicing File: With respect to each Mortgage Loan, the file retained by the Company consisting of originals of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed in the Custodial Agreement the originals of which are delivered to the Custodian pursuant to Section 2.03.

         Servicing Officer: Any officer of the Company involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Purchaser upon request, as such list may from time to time be amended.

         Stated Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser




                                                                     WELLS FARGO
11
with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

         Static Pool Information: Static pool information as described in Item 1 105(a)(1)-(3) and 1105(c) of Regulation AB.

         Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Company or a Subservicer.

         Subservicer: Any Person that services Mortgage Loans on behalf of the Company or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Company under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

         Superior Lien: With respect to any Second Lien Mortgage Loan, any other mortgage loan relating to the corresponding Mortgaged Property that creates a lien on the Mortgaged Property that is senior to such Mortgage Loan.

         Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Company.

         VA: The United States Department of Veterans Affairs and its successors.

         Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to a third party, which sale or transfer is not a Securitization Transaction or Agency Sale.



                                   ARTICLE II



           CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS

Section 2.01 Conveyance of Mortgage Loans; Possession of Mortgage Files;
               Maintenance of Servicing Files.

         The Company, simultaneously with the execution and delivery of this Agreement, does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms of this Agreement, all the right, title and interest of the Company in and to the


                                                                     WELLS FARGO
12

Mortgage Loans. Pursuant to Section 2.03, the Company has delivered the Mortgage Loan Documents to the Custodian.

         The contents of each Mortgage File not delivered to the Custodian are and shall be held in trust by the Company for the benefit of the Purchaser as the owner thereof. The Company shall maintain a Servicing File consisting of a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Custodian. The possession of each Servicing File by the Company is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Company is in a custodial capacity only. Upon the sale of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Purchaser, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall vest immediately in the Purchaser and shall be retained and maintained by the Company, in trust, at the will of the Purchaser and only in such custodial capacity. The Company shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Company's servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan pursuant to Section 3.03 or 6.02. All such costs associated with the release, transfer and re-delivery to the Company shall be the responsibility of the Purchaser.

         In addition, in connection with the assignment of any MERS Mortgage Loan, the Company agrees that it will cause, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Purchaser in accordance with this Agreement by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the Purchaser as beneficial owner of such Mortgage Loans.

Section 2.02 Books and Records; Transfers of Mortgage Loans.

         From and after the sale of the Mortgage Loans to the Purchaser all rights arising out of the Mortgage Loans including but not limited to all funds received on or in connection with the Mortgage Loans, shall be received and held by the Company in trust for the benefit of the Purchaser as owner of the Mortgage Loans, and the Company shall retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

         The sale of each Mortgage Loan shall be reflected on the Company's balance sheet and other financial statements as a sale of assets by the Company. The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Company shall maintain in its possession, available for inspection by the Purchaser, or its designee, and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of the Agencies, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the



                                                                     WELLS FARGO
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


Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by the Agencies, and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Company may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Company complies with the requirements of the Fannie Mae Selling and Servicing Guide, as amended from time to time.

         The Company shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

         The Company shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Company shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Company shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans. The Purchaser also shall advise the Company of the transfer. Upon receipt of notice of the transfer, the Company shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred. If the Company receives notification of a transfer, including a final loan schedule, less than five (5) Business Days before the last Business Day of the month, the Company's duties to remit and report to the new purchaser(s) as required by Section 5 shall begin with next Due Period.

Section 2.03 Delivery of Documents.

         The Company has delivered to the Custodian those Mortgage Loan Documents as required by this Agreement with respect to each Mortgage Loan.

         The Custodian has certified its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement, as evidenced by the trust receipt and initial certification of the Custodian in the form annexed to the Custodial Agreement. The Company will be responsible for fees and expenses with respect to the delivery of those Mortgage Loan Documents required to be delivered pursuant to this Agreement. The Company will be responsible for the fees and expenses related to the recording of the initial Assignment of Mortgage. The Purchaser will be responsible for the fees and expenses of the Custodian.

         After the Closing Date, the Company shall deliver to the Custodian each of the documents described in Exhibit B, not delivered pursuant to the Agreement. Provided however, within 150 days from the Closing Date, the Company shall deliver to the Custodian, the evidence of the MIC or LGC, as applicable, or an Officer's Certificate, which shall (i) state that the MIC



                                                                     WELLS FARGO
14
or LGC has not been delivered to the Custodian due solely to a delay by the insuring agency, (ii) state the amount of time generally required by the insuring agency to process the evidence of the MIC or LGC, and (iii) specify the date the MIC or LGC will be delivered to the Purchaser. The Company will be required to deliver the evidence of the MIC or LGC to the Custodian by the date specified in (iii) above. An extension of the date specified in (iii) above may be requested from the Custodian, which consent shall not be unreasonably withheld.

         The Company shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within one week of their execution, provided, however, that the Company shall provide the Custodian with a certified true copy of any such document submitted for recordation within ten (10) days of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty (60) days of its submission for recordation.

         In the event the public recording office is delayed in returning any original document, the Company shall deliver to the Custodian within 240 days of its submission for recordation, a copy of such document and an Officer's Certificate, which shall (i) identify the recorded document; (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company will be required to deliver the document to the Custodian by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.



                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH


Section 3.01 Company Representations and Warranties.

         The Company hereby represents and warrants to the Purchaser that, as of the Closing Date:

         (a)   Due Organization and Authority.

               The Company is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, and in any event the


                                                                     WELLS FARGO
15

               Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Company has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company; and all requisite action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms;

         (b)   Ordinary Course of Business.

               The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, who is in the business of selling and servicing loans, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

         (c)   No Conflicts.

               Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, articles of incorporation or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

         (d)   Ability to Service.

               The Company is an approved seller/servicer of residential mortgage loans for the Agencies, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Company is in good standing to sell mortgage loans to and service mortgage loans for the Agencies, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Company unable to comply with the Agencies eligibility requirements or which would require notification to the Agencies;

         (e)   Reasonable Servicing Fee.



                                                                     WELLS FARGO
16

               The Company acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Company, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

         (f)   Ability to Perform.

               The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Company is solvent and the sale of the Mortgage Loans will not cause the Company to become insolvent. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Company's creditors;

         (g)   No Litigation Pending.

               There is no action, suit, proceeding or investigation pending or threatened against the Company which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

         (h)   No Consent Required.

               No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;


         (i)   No Untrue Information.

               Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

          (j)  Sale Treatment.



                                                                     WELLS FARGO
17

               The Company has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;


         (k)   No Material Change.

               There has been no material adverse change in the business, operations, financial condition or assets of the Company since the date of the Company's most recent financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement; and

         (l)   No Brokers' Fees.

               The Company has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans.

Section 3.02 Representations and Warranties Regarding Individual Mortgage Loans.

         As to each Mortgage Loan, the Company hereby represents and warrants to the Purchaser that as of the Closing Date:

         (a)   Mortgage Loans as Described.

               The information set forth in the Mortgage Loan Schedule attached hereto as Exhibit A is true and correct;

         (b)   No Outstanding Charges.

               All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established for every such item which remains unpaid and which has been assessed but is not yet due and payable;

         (c)   Original Terms Unmodified.

               The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Purchaser and which has been delivered to the Custodian. The substance of any such waiver, alteration or modification has been approved by FHA, VA or the issuer of any related PMI policy and the title insurer, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of the guaranty certificate or of any related Primary Mortgage Insurance policy and the title insurer, to the extent required by the policy or Agency guidelines, and which assumption agreement is part of the Mortgage File





                                                                     WELLS FARGO
18
               delivered to the Custodian and the terms of which are reflected in the Mortgage Loan Schedule;

         (d)   No Defenses.

               The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

         (e)   No Satisfaction of Mortgage.

               The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

         (f)   Validity of Mortgage Documents.

               The Mortgage Note and the Mortgage and related documents are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties;


         (g)   No Fraud.

               All the documents executed in connection with the Mortgage Loan including, but not limited to, the Mortgage Note and the Mortgage are free of fraud and any misrepresentation, are signed by the persons they purport to be signed by, and witnessed or, as appropriate, notarized by the persons whose signatures appear as witnesses or notaries, and each such document constitutes the valid and binding legal obligation of the signatories and is enforceable in accordance with its terms;

         (h)   Compliance with Applicable Laws.

               Any and all requirements of any applicable federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure, or predatory and abuse lending laws applicable to the Mortgage Loan have been complied with, and the Company shall maintain in its possession, available for the Purchaser's




                                                                     WELLS FARGO
19
               inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements; All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

         (i)   Location and Type of Mortgaged Property.

               The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a contiguous parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or a manufactured dwelling, or an individual unit in a planned unit development or a townhouse, provided, however, that any condominium project or planned unit development shall conform to the applicable Agency requirements, or the underwriting guidelines of the Company, regarding such dwellings. As of the respective appraisal date for each Mortgaged Property, any Mortgaged Property being used for commercial purposes conforms to the underwriting guidelines of the Company and, to the best of the Company's knowledge, since the date of such appraisal, no portion of the Mortgaged Property has been used for commercial purposes outside of the Company's underwriting guidelines;

         (j)   Valid First Lien.

               Each First Lien Mortgage Loan is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

                    (1) the lien of current real property taxes and assessments not yet due and payable;

                    (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan and (ii) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and



                                                                     WELLS FARGO
20

                  (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

               Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and the Company has full right to sell and assign the same to the Purchaser.

         (k)   Full Disbursement of Proceeds.

               The proceeds of the Mortgage Loan have been fully disbursed, except for escrows established or created due to seasonal weather conditions, and there is no requirement for future advances thereunder. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

         (l)   Ownership.

               The Company is the sole owner of record and holder of the Mortgage Loan and the related Mortgage Note and the Mortgage are not assigned or pledged, and the Company has good and marketable title thereto and has full right and authority to transfer and sell the Mortgage Loan to the Purchaser. The Company is transferring the Mortgage Loan free and clear of any and all encumbrances, liens, pledges, equities, participation interests, claims, charges or security interests of any nature encumbering such Mortgage Loan;

         (m)   Origination/Doing Business.

               The Mortgage Loan was originated by a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 or the National Housing Act. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were)
               (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) organized under the laws of such state, or (3) qualified to do business in such state, or (4) federal savings and loan associations or national banks having principal offices in such state, or (5) not doing business in such state;

         (n)   Primary Mortgage Insurance.



                                                                     WELLS FARGO
21

               With respect to any Mortgage Loan subject to a PMI Policy or LPMI Policy as indicated on the Mortgage Loan Schedule, all provisions of such PMI Policy or LPMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage Loan subject to a PMI Policy or LPMI Policy obligates the Mortgagor or the Company, as applicable, thereunder to maintain the PMI Policy or LPMI Policy and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan as set forth on the Mortgage Loan Schedule is net of any such insurance premium;

         (o)   FHA Insurance/VA Guaranty.

               Each FHA Mortgage Loan, is fully-insured by the FHA, which insurance is in full force and effect, and the Mortgage Loan is not subject to any defect which would diminish or impair the FHA insurance, and all prior transfers, if any, of the Mortgage Loan have been, and the transactions herein contemplated are, in compliance with the FHA regulations, and no circumstances exist with respect to the FHA Mortgage Loans which would permit the FHA to deny coverage under the FHA insurance; and

               Each VA Mortgage Loan is guaranteed by the VA, which guaranty is in full force and effect, and the Mortgage Loan is not subject to any defect which would diminish or impair the VA guaranty (other than a potential valuation of the mortgaged property), and all prior transfers, if any, of the Mortgage Loan have been, and the transactions herein contemplated are, in compliance with the VA regulations, and no circumstances exist with respect to the VA Mortgage Loan which would permit the VA to deny coverage under the VA guaranty;

         (p)   Title Insurance.

               The Mortgage Loan is covered by an ALTA lender's title insurance policy (or in the case of any Mortgage Loan secured by a Mortgaged Property located in a jurisdiction where such policies are generally not available, an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance) or other generally acceptable form of policy of insurance acceptable to the Agencies, issued by a title insurer acceptable to the Agencies and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Company, its successors and assigns, as to the first priority lien (or second priority if such Mortgage Loan is a Second Lien Mortgage Loan) of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2) and (3) of paragraph (xi) of this Section 3(b). The Company is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of


                                                                     WELLS FARGO
22
the Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

No Mechanics' Liens.

There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage which are not insured against by the Title Insurance policy referenced in Section (p) above;

Location of Improvements; No Encroachments.

Except as insured against by the Title Insurance policy referenced in Section
(p) above, all improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

Customary Provisions.

The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

Occupancy of the Mortgaged Property.

As of the date of origination, the Mortgaged Property was lawfully occupied under applicable law.

No Additional Collateral.

The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above;

Deeds of Trust.




                                                                     WELLS FARGO
23

In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Mortgagee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

         (w)   Transfer of Mortgage Loans.

               If the Mortgage Loan is not a MERS Mortgage Loan, the Assignment of Mortgage, upon the insertion of the name of the assignee and recording information, is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

         (x)   Mortgaged Property Undamaged.

               The Mortgaged Property is undamaged by water, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises was intended;

         (y)   Collection Practices; Escrow Deposits.

               The origination and collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices, and have been in all material respects legal and proper. All Escrow Items have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Items or other charges or payments due the Company have been capitalized under the Mortgage Note;

         (z)   No Condemnation.

               To the best of Company's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;


         (aa)  The Appraisal.

               The Mortgage File contains an appraisal of the related Mortgaged Property by an appraiser who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and the appraiser both satisfy the applicable requirements of Title XI of the Financial Institution Reform, Recovery, and Enforcement Act of 1989 and the regulations




                                                                     WELLS FARGO
24
               promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

         (bb)  Insurance.

               The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to the Agencies against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is at least equal to the lesser of (i) 100% of the insurable value, on a replacement cost basis, of the improvements on the related Mortgaged Property, and the outstanding principal balance of the Mortgage Loan, but in no event less and (ii) the greater of (a) either (1) the outstanding principal balance of the Mortgage Loan with respect to each First Lien Mortgage Loan or (2) with respect to each Second Lien Mortgage Loan, the sum of the outstanding principal balance of the first lien on such Mortgage Loan and the outstanding principal balance of such Second Lien Mortgage Loan, or (b) an amount such that the proceeds of such insurance shall be sufficient to prevent the application to the Mortgagor or the loss payee of any coinsurance clause under the policy. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; the insurance policy contains a standard clause naming the originator of such mortgage loan, its successor and assigns, as insured mortgagee; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973, as amended; and the Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense and the Company has not acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect and enforceability thereof.

         (cc)  Servicemembers Civil Relief Act.

               The Mortgagor has not notified the Company, and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act, as amended.

         (dd)  No Violation of Environmental Laws.

               There is no pending action or proceeding directly involving any Mortgaged Property of which the Company is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Company's knowledge nothing further remains to be done to satisfy in full all




                                                                     WELLS FARGO
25
               requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property.


         (ee)  HOEPA/HIGH COST.

               No Mortgage Loan is a High Cost Loan or Covered Loan.

               Prepayment Penalty. With respect to each Mortgage Loan that has a prepayment penalty feature, each such prepayment penalty shall be enforceable and will be enforced by the Company for the benefit of the Purchaser, and each prepayment penalty shall be permitted pursuant to federal, state and local law. Each such prepayment penalty is in an amount equal to the maximum amount permitted under applicable law and no such prepayment penalty may be imposed for a term in excess of three (3) years with respect to Mortgage Loans originated on or after October 1, 2002.

         (gg)  Georgia Fair Lending Act.

               There is no Mortgage Loan that was originated on or after October 1, 2002 and before March 7, 2003 which is secured by property located in the State of Georgia.

         (hh)  Buydown Mortgage Loans.

               With respect to each Mortgage Loan that is a Buydown Mortgage
               Loan:

               (i) On or before the date of origination of such Mortgage Loan, the Company and the Mortgagor, or the Company, the Mortgagor and the seller of the Mortgaged Property or a third party entered into a Buydown Agreement. The Buydown Agreement provides that the seller of the Mortgaged Property (or third party) shall deliver to the Company temporary Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on each Due Date in accordance with the terms of the Buydown Agreement, is equal to the full scheduled Monthly Payment due on such Mortgage Loan. The temporary Buydown Funds enable the Mortgagor to qualify for the Buydown Mortgage Loan. The effective interest rate of a Buydown Mortgage Loan if less than the interest rate set forth in the related Mortgage Note will increase within the Buydown Period as provided in the related Buydown Agreement so that the effective interest rate will be equal to the interest rate as set forth in the related Mortgage Note. The Buydown Mortgage Loan satisfies the requirements of Fannie Mae or Freddie Mac guidelines or the underwriting guidelines of the Company;



                                                                     WELLS FARGO
26

               (ii) The Mortgage and Mortgage Note reflect the permanent payment terms rather than the payment terms of the Buydown Agreement. The Buydown Agreement provides for the payment by the Mortgagor of the full amount of the Monthly Payment on any Due Date that the Buydown Funds are available. The Buydown Funds were not used to reduce the original principal balance of the Mortgage Loan or to increase the Appraised Value of the Mortgage Property when calculating the Loan-to-Value Ratios for purposes of the Agreement and, if the Buydown Funds were provided by the Company and if required under Fannie Mae or Freddie Mac guidelines or the underwriting guidelines of the Company, the terms of the Buydown Agreement were disclosed to the appraiser of the Mortgaged Property;

               (iii)The Buydown Funds may not be refunded to the Mortgagor unless the Mortgagor makes a principal payment for the outstanding balance of the Mortgage Loan;

               (iv) As of the date of origination of the Mortgage Loan, the provisions of the related Buydown Agreement complied with the requirements of Fannie Mae or Freddie Mac or the underwriting guidelines of the Company regarding buydown agreements.

         (ii)  Balloon Loans.

               With respect to each Balloon Loan, the Mortgage Loan is payable in equal monthly installments of principal and interest based on a fifteen (15) or thirty (30) year amortization schedule, as set forth in the related Mortgage Note, and a final lump sum payment substantially greater than the preceding Monthly Payment is required which is sufficient to amortize the remaining principal balance of the Balloon Loan.

         (jj)  Valid Second Lien.

               With respect to any Second Lien Mortgage Loan, such Mortgage is a valid, subsisting and enforceable Second Lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of such Mortgage is subject only to:

               (i) the lien of current real property taxes and assessments not yet due and payable;

               (ii) superior position mortgage lien(s) acceptable in accordance with the underwriting guidelines of the Company;

               (iii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to



                                                                     WELLS FARGO
27
                    mortgage lending institutions in accordance with Accepted Servicing Practices and (i) referred to or otherwise considered in the appraisal and (ii) which do not adversely affect the Appraised Value; and

               (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

               Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with such Mortgage Loan establishes and creates a valid, subsisting, and enforceable Second Lien and second lien security interest on the property described therein and the Company has full right to sell and assign the same to the Purchaser. With respect to each Second Lien Mortgage Loan: (a) the First Lien is in full force and effect, (b) there is no default, breach, violation or event of acceleration existing under such First Lien Mortgage or the related Mortgage Note, (c) if the related First Lien Mortgage Loan provides for negative amortization, the LTV was calculated at the maximum principal balance of such First Lien that could result upon application of such negative amortization feature,
               (d) either no consent for the Second Lien Mortgage Loan is required by the holder of the First Lien or such consent has been obtained and is contained in the Mortgage Loan Documents and (e) to the best of Company's knowledge, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event or acceleration under the related First Lien Mortgage Loan.

Section 3.03  Repurchase.

         It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and the delivery of the Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Company or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser (or which materially and adversely affects the interests of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.

         Within ninety (90) days of the earlier of either discovery by or notice to the Company of any breach of a representation or warranty which materially and adversely affects the value of the Mortgage Loans, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. In the event that a breach shall involve any representation or warranty set forth in Section 3.01, and such breach cannot be cured within ninety (90) days of the earlier of either discovery by or notice to the Company of such breach, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by the


                                                                     WELLS FARGO
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


Company at the Repurchase Price. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 3.03 shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to Purchaser on the Remittance Date immediately following the Principal Prepayment Period in which such Repurchase Price is received, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution.

         At the time of repurchase, the Purchaser and the Company shall arrange for the reassignment of the repurchased Mortgage Loan to the Company and the delivery to the Company of any documents held by the Custodian relating to the repurchased Mortgage Loan. If the Company repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Company shall cause MERS to designate on the MERS(R) System to remove the Purchaser as the beneficial holder with respect to such Mortgage Loan. In the event of a repurchase, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase has taken place, amend the Mortgage Loan Schedule to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

         In addition to such repurchase obligation, the Company shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Company set forth in this
Section 3.03 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Section 3.03 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

         Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Company to the Purchaser, (ii) failures by the Company to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Company by the Purchaser for compliance with this Agreement.


                                   ARTICLE IV

           ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01 Company to Act as Servicer.

         The Company, as an independent contractor, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through the utilization of a Subservicer or a Subcontractor, to do any and all things in connection with such servicing and administration which the Company may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices. The Company shall service the Mortgage Loans in accordance with the guidelines of the applicable governing Agency,


                                                                     WELLS FARGO
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


including the Federal Housing Administration for FHA loans or the Veteran's Administration for VA loans, and shall comply with all the rules and regulations as set forth by each applicable agency. The Company shall be responsible for any and all acts of a Subservicer and a Subcontractor, and the Company's utilization of a Subservicer or Subcontractor shall in no way relieve the liability of the Company under this Agreement.

         Consistent with the terms of this Agreement and any applicable Agency guidelines, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser and will not result in the impairment of coverage under any PMI Policy, the MIC or LGC. Provided, however, no such modification shall reduce the mortgage interest rate below the Company's prevailing market rate for similar loans in affect as of the date of modification. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Company shall disburse on the following Remittance Date, from its own funds, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan for any Monthly Payment received or deferred and (b) the amount paid by the Mortgagor, if any. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Company, the Purchaser shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement.

         If a Second Lien Mortgage Loan becomes delinquent and the Servicer, in its reasonable and good faith judgment, determines that the recovery of principal with respect to such Mortgage Loan will not materially be in excess of the cost of foreclosure or other liquidation of the Mortgage Loan, then the Servicer will be deemed to have made a final recovery determination with respect to such Second Lien Mortgage Loan and the Servicer may charge off such Second Lien Mortgage Loan at any time thereafter.

         In servicing and administering the Mortgage Loans, the Company shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Company.

         The Company is authorized and empowered by the Purchaser, in its own name, when the Company believes it appropriate in its reasonable judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, with written consent of the Purchaser, to execute and deliver, on behalf of the Purchaser, any and all instruments of assignment and other comparable instruments with respect



                                                                     WELLS FARGO
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


to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Purchaser and its successors and assigns.

Section 4.02 Liquidation of Mortgage Loans.

         In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as (1) the Company would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Company shall determine prudently to be in the best interest of Purchaser, and (4) is consistent with any related PMI Policy. In the event that any payment due under any Mortgage Loan is not postponed pursuant to
Section 4.01 and remains delinquent for a period of ninety (90) days or any other default continues for a period of ninety (90) days beyond the expiration of any grace or cure period, the Company shall commence foreclosure proceedings. In such connection, the Company shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 4.05) or through Insurance Proceeds (respecting which it shall have similar priority).

         Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Company has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector. The cost for such inspection or review shall be borne by the Purchaser. Upon completion of the inspection or review, the Company shall promptly provide the Purchaser with a written report of the environmental inspection.

         After reviewing the environmental inspection report, the Purchaser shall determine how the Company shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Company to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Company, the Company shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof. In the event the Purchaser directs the Company not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be



                                                                     WELLS FARGO
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


reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.

Section 4.03 Collection of Mortgage Loan Payments.

         Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Company shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. The Company shall not waive any Prepayment Charge unless: (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally, (ii) the enforcement thereof is illegal, or any local, state or federal agency has threatened legal action if the prepayment penalty is enforced, (iii) the mortgage debt has been accelerated in connection with a foreclosure or other involuntary payment or (iv) such waiver is standard and customary in servicing similar Mortgage Loans and relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Company, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan. If a Prepayment Charge is waived, but does not meet the standards described above, then the Company is required to pay the amount of such waived Prepayment Charge by remitting such amount to the Purchaser by the Remittance Date.

Section 4.04 Establishment of and Deposits to Custodial Account.

         The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "Wells Fargo Bank, N.A. in trust for the Purchaser and/or subsequent purchasers of Residential Mortgage Loans, - P & I." The Custodial Account shall be established with a Qualified Depository. Upon request of the Purchaser and within ten (10) days thereof, the Company shall provide the Purchaser with written confirmation of the existence of such Custodial Account. Any funds deposited in the Custodial Account shall at all times be insured to the fullest extent allowed by applicable law. Funds deposited in the Custodial Account may be drawn on by the Company in accordance with Section 4.05.

         The Company shall deposit in the Custodial Account within two (2) Business Days of the Company's receipt, and retain therein, the following collections received by the Company and payments made by the Company after the Cut-off Date, other than payments of principal and interest due on or before the Cut-off Date, or received by the Company prior to the Cut-off Date but allocable to a period subsequent thereto:

         (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;



                                                                     WELLS FARGO
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


         (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

         (iii) all Liquidation Proceeds;

         (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 4.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14), Section 4.11 and Section 4.15;

         (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14;

         (vi) any amount required to be deposited in the Custodial Account pursuant to Section 4.01, 5.03, 6.01 or 6.02;

         (vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 3.03;

         (viii)with respect to each Principal Prepayment an amount (to be paid by the Company out of its funds) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Loan Remittance Rate;

         (ix)  any amounts required to be deposited by the Company pursuant to
               Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy;

         (x) any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 4.16; and

         (xi) with respect to each Buydown Mortgage Loan an amount from the Buydown Account (or Escrow Account) that when added to the amount received from the Mortgagor for such month equal the full Monthly Payment due under the related Mortgage Note.

         The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Company into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05.

Section 4.05 Permitted Withdrawals From Custodial Account.



                                                                     WELLS FARGO
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


         The Company shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

         (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

         (ii) to reimburse itself for Monthly Advances of the Company's funds made pursuant to Section 5.03, the Company's right to reimburse itself pursuant to this subclause being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser, except that, where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03 or 6.02, the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

         (iii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Company's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser, except that where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03 or 6.02, in which case the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

         (iv)  to pay itself interest on funds deposited in the Custodial
               Account;

         (v) to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 8.01;

         (vi) to pay any amount required to be paid pursuant to Section 4.16 related to any REO Property, it being understood that, in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

         (vii) to reimburse itself for any Servicing Advances or REO expenses after liquidation of the Mortgaged Property not otherwise reimbursed above;

                                                                     WELLS FARGO
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


         (viii) to remove funds inadvertently placed in the Custodial Account by the Company; and

         (ix) to clear and terminate the Custodial Account upon the termination of this Agreement.


         In the event that the Custodial Account is interest bearing, on each Remittance Date, the Company shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 5.01, the Company is not obligated to remit on such Remittance Date. The Company may use such withdrawn funds only for the purposes described in this Section 4.05.

Section 4.06 Establishment of and Deposits to Escrow Account.

         The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "Wells Fargo Bank, N.A., in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - T & I." The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Upon request of the Purchaser and within ten
(10) days thereof, the Company shall provide the Purchaser with written confirmation of the existence of such Escrow Account. Funds deposited in the Escrow Account may be drawn on by the Company in accordance with Section 4.07.

         The Company shall deposit in the Escrow Account or Accounts within two
(2) Business Days of Company's receipt and retain therein:

         (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

         (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property;

         (iii) all payments on account of Buydown Funds; and

         (iv) all Servicing Advances for Mortgagors whose Escrow Payments are insufficient to cover escrow disbursements.

         The Company shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 4.07. The Company shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Company shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.


                                                                     WELLS FARGO
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


Section 4.07 Permitted Withdrawals From Escrow Account.

         Withdrawals from the Escrow Account or Accounts may be made by the Company only:

         (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

         (ii) to reimburse the Company for any Servicing Advances made by the Company pursuant to Section 4.08 or Section 4.10 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

         (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

         (iv) for transfer to the Custodial Account for application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

         (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 4.14;

         (vi) to pay to the Company, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

         (vii) to remove funds inadvertently placed in the Escrow Account by the Company;

         (viii) to clear and terminate the Escrow Account on the termination of this Agreement; and

         (ix) to transfer payment on account of Buydown Funds to the Custodial Account.

Section 4.08 Payment of Taxes, Insurance and Other Charges.

         With respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Company in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Company assumes full responsibility for the timely payment of all such bills and

                                                                     WELLS FARGO
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


shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and the Company shall make advances from its own funds to effect such payments.

Section 4.09 Protection of Accounts.

         The Company may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time.

Section 4.10 Maintenance of Hazard Insurance.

         The Company shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by an insurer acceptable to the Agencies, against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) 100 % of the insurable value, on a replacement cost basis, of the improvements on the related Mortgaged Property, and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan or (b) an amount such that the proceeds of such insurance shall be sufficient to prevent the application to the Mortgagor or the loss payee of any coinsurance clause under the policy. In the event a hazard insurance policy shall be in danger of being terminated, or in the event the insurer shall cease to be acceptable to the Agencies, the Company shall notify the Purchaser and the related Mortgagor, and shall use its best efforts, as permitted by applicable law, to obtain from another Qualified Insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time, subject only to
Section 4.11 hereof.

         If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier acceptable to the Agencies, in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Company determines in accordance with applicable law that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Company shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Company shall immediately force place the required flood insurance on the Mortgagor's behalf.





                                                                     WELLS FARGO
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


         If a Mortgage is secured by a unit in a condominium project, the Company shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Agency requirements, and secure from the owner's association its agreement to notify the Company promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

         In the event that any Purchaser or the Company shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Company shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the required amount of coverage for the Mortgaged Property and if the Mortgagor does not obtain such coverage, the Company shall immediately force place the required coverage on the Mortgagor's behalf.

         All policies required hereunder shall name the Company as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in amount or material change in coverage.

         The Company shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Company shall not accept any such insurance policies from insurance companies unless such companies are acceptable to the applicable Agency and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Company shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address.

         Pursuant to Section 4.04, any amounts collected by the Company under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Company's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

Section 4.11 Maintenance of Mortgage Impairment Insurance.

         In the event that the Company shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section
4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in
Section 4.10. The Company shall prepare and make any claims on the blanket policy as deemed necessary by the Company in accordance with prudent servicing practices. Any amounts collected by the Company under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05. Such policy may contain a deductible


                                                                     WELLS FARGO
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


clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Company shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Company's funds, without reimbursement therefor. Upon request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to such Purchaser.

Section 4.12 Maintenance of Fidelity Bond and Errors and Omissions Insurance.

         The Company shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Company Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Company Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Company against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be acceptable to the Agencies. Upon the request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certificate of insurance for such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Purchaser.

Section 4.13 Inspections.

         The Company shall inspect the Mortgaged Property as often as deemed necessary by the Company in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer, to assure itself that the value of the Mortgaged Property is being preserved. The Company shall keep a record of each such inspection and, upon request, shall provide the Purchaser with an electronic report of each such inspection.

Section 4.14 Restoration of Mortgaged Property.

         The Company need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. For claims greater than $15,000, at a minimum the Company shall comply with the




                                                                     WELLS FARGO
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


following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

         (i) the Company shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

         (ii) the Company shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

         (iii) the Company shall verify that the Mortgage Loan is not in default; and

         (iv) pending repairs or restoration, the Company shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

         If the Purchaser is named as an additional loss payee, the Company is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

Section 4.15 Claims.

         In connection with its activities as servicer, the Company agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PMI Policy, MIC or LGC in a timely fashion and in accordance with the terms of the applicable policy or Agency requirements, in this regard, to take such action as shall be necessary to permit recovery respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Company under any guaranty shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

Section 4.16 Title, Management and Disposition of REO Property.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Company from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

         The Purchaser shall have the option to manage and operate the REO Property provided the Purchaser gives written notice of its intention to do so within thirty (30) days after such REO Property is acquired in foreclosure or by deed in lieu of foreclosure. The election by the Purchaser to manage the REO Property shall not constitute a termination of any rights of the Company pursuant to Section 11.02.



                                                                     WELLS FARGO
40

         In the event the Purchaser does not elect to manage its own REO property, the Company shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Company, either itself or through an agent selected by the Company, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Company shall attempt to sell the same (and may temporarily rent the same for a period not greater than one (1) year, except as otherwise provided below) on such terms and conditions as the Company deems to be in the best interest of the Purchaser.

         The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event prior to the close of the third (3rd) calendar year beginning after the year in which title has been taken to such REO Property, unless the Company determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three (3) years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Company as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement.

         The Company shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

         The disposition of REO Property shall be carried out by the Company at such price, and upon such terms and conditions, as the Company deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Company shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to Section 5.03. On the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

         The Company shall withdraw from the Custodial Account funds necessary for the proper operation management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 and the fees of any managing agent of the Company, or the Company itself. The REO management fee shall be $1500 per REO Property. The Company shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).



                                                                     WELLS FARGO
41

Section 4.17 Real Estate Owned Reports.

         Together with the statement furnished pursuant to Section 5.02, the Company shall furnish to the Purchaser on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Company's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information available to the Company as the Purchaser shall reasonably request.

Section 4.18 Liquidation Reports.

         Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Company shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

Section 4.19 Reports of Foreclosures and Abandonments of Mortgaged Property.

         Following the foreclosure sale or abandonment of any Mortgaged Property, the Company shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code. The Company shall file information reports with respect to the receipt of mortgage interest received in a trade or business and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by the Code.

Section 4.20 Application of Buydown Funds.

         With respect to each Buydown Mortgage Loan, the Company shall have deposited into the Escrow Account, no later than the last day of the month, Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on all Due Dates in accordance with the terms of the Buydown Agreement, is equal to the full scheduled Monthly Payments which are required to be paid by the Mortgagor under the terms of the related Mortgage Note (without regard to the related Buydown Agreement as if the Mortgage Loan were not subject to the terms of the Buydown Agreement). With respect to each Buydown Mortgage Loan, the Company will distribute to the Purchaser on each Remittance Date an amount of Buydown Funds equal to the amount that, when added to the amount required to be paid on such date by the related Mortgagor, pursuant to and in accordance with the related Buydown Agreement, equals the full Monthly Payment that would otherwise be required to be paid on such Mortgage Loan by the related Mortgagor under the terms of the related Mortgage Note (as if the Mortgage Loan were not a Buydown Mortgage Loan and without regard to the related Buydown Agreement).

         If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the Mortgaged Property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Company or the insurer under any related Primary Insurance Policy) the Company shall, on the Remittance Date following the date upon which



                                                                     WELLS FARGO
42

Liquidation Proceeds or REO Disposition proceeds are received with respect to any such Buydown Mortgage Loan, distribute to the Purchaser all remaining Buydown Funds for such Mortgage Loan then remaining in the Escrow Account. Pursuant to the terms of each Buydown Agreement, any amounts distributed to the Purchaser in accordance with the preceding sentence will be applied to reduce the outstanding principal balance of the related Buydown Mortgage Loan. If a Mortgagor on a Buydown Mortgage Loan prepays such Mortgage Loan in its entirety during the related Buydown Period, the Company shall be required to withdraw from the Escrow Account any Buydown Funds remaining in the Escrow Account with respect to such Buydown Mortgage Loan in accordance with the related Buydown Agreement. If a principal prepayment by a Mortgagor on a Buydown Mortgage Loan during the related Buydown Period, together with any Buydown Funds then remaining in the Escrow Account related to such Buydown Mortgage Loan, would result in a principal prepayment of the entire unpaid principal balance of the Buydown Mortgage Loan, the Company shall distribute to the Purchaser on the Remittance Date occurring in the month immediately succeeding the month in which such Principal Prepayment is received, all Buydown Funds related to such Mortgage Loan so remaining in the Escrow Account, together with any amounts required to be deposited into the Custodial Account.

Section 4.21 Notification of Adjustments.

         With respect to each adjustable rate Mortgage Loan, the Company shall adjust the Mortgage Interest Rate on the related Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Company shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments. Upon the discovery by the Company or the receipt of notice from the Purchaser that the Company has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note, the Company shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Purchaser thereby.

Section 4.22 Confidentiality/Protection of Customer Information.

         The Company shall keep confidential and shall not divulge to any party, without the Purchaser's prior written consent, the price paid by the Purchaser for the Mortgage Loans, except to the extent that it is reasonable and necessary for the Company to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies. Each party agrees that it shall comply with all applicable laws and regulations regarding the privacy or security of Customer Information and shall maintain appropriate administrative, technical and physical safeguards to protect the security, confidentiality and integrity of Customer Information, including maintaining security measures designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information, 66 Fed. Reg. 8616 (the "Interagency Guidelines"). For purposes of this Section, the term "Customer Information" shall have the meaning assigned to it in the Interagency Guidelines.

Section 4.23 Prepayment Penalty Waivers.

To the extent consistent with the terms of this Agreement, the Company may waive (or permit a subservicer to waive) a prepayment penalty only under the following circumstances: (i)



                                                                     WELLS FARGO
43
such waiver is standard and customary in servicing similar Mortgage Loans and
(ii) such waiver relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Company, maximize recovery of total proceeds taking into account the value of such prepayment penalty and the related Mortgage Loan.

Section 4.24 Use of Subservicers and Subcontractors.

         The Company shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Company under this Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (a) of this Section 4.24. The Company shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Company under this Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (b) of this Section 4.24.

         (a) It shall not be necessary for the Company to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subservicer. The Company shall cause any Subservicer used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section 4.24 and with Sections 6.04, 6.06, 6.07, 9.01(d)(iii), 9.01(d)(v), 9.01(d)(vi), 9.01 (d)(vii). 9.01 (d)(viii)
         and 9.01(e) of this Agreement to the same extent as if such Subservicer were the Company, and to provide the information required with respect to such Subservicer under Section 9.01(d)(iv) of this Agreement. The Company shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 6.04 and any assessment of compliance and attestation required to be delivered by such Subservicer under Section
         6.06 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under
         Section 6.06 as and when required to be delivered.

         (b) It shall not be necessary for the Company to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subcontractor. The Company shall promptly upon request provide to the Purchaser, any Master Servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Purchaser, such Master Servicer and such Depositor) of the role and function of each Subcontractor utilized by the Company or any Subservicer, specifying (i) the identity of each such Subcontractor,
         (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

         As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Company shall cause any such Subcontractor used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 6.06, 6.07 and 9.01(e) of



                                                                     WELLS FARGO
44
this Agreement to the same extent as if such Subcontractor were the Company. The Company shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation and other certifications required to be delivered by such Subcontractor under Section 6.06, in each case as and when required to be delivered.

Section 4.25 Subordination of Second Lien Mortgage Loans.

         The Company is authorized, without the prior approval of the Purchaser, to consent to the refinancing of any Superior Lien on a Mortgaged Property, provided, that the resulting Combined Loan-to-Value Ratio of such Mortgage Loan is no higher than the Combined Loan-to-Value Ratio prior to such refinancing.

         Where permitted by law and where the senior lienholder is required to notify a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption, the Company shall, at the reasonable expense of the Purchaser, file (or cause to be filed) a request for notice of any action by a superior lienholder under a related senior lien for the protection of the Purchaser's interest in the related Second Lien Mortgage Loan.

         If the Company is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the Superior Lien, or has declared or intends to declare a default under the superior mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Company shall take whatever actions are necessary to protect the interests of the Purchaser, and/or to preserve the security of the related Mortgage Loan, subject to any requirements applicable to real estate mortgage investment conduits pursuant to the Code. The Company shall advance the funds necessary to cure the default or reinstate the superior lien if the Company determines that such advance is in the best interests of the Purchaser. The Company shall not make such an advance except to the extent that it determines in its reasonable good faith judgment that such advance will be recoverable from Liquidation Proceeds on the related Mortgage Loan. The Company shall thereafter take such action as is necessary to recover the amount so advanced.


                                    ARTICLE V

                              PAYMENTS TO PURCHASER

Section 5.01 Remittances.

         On each Remittance Date the Company shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus (b) all amounts, if any, which the Company is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be


                                                                     WELLS FARGO
45
deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(viii); minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first (1st) day of the month of the Remittance Date, and minus (e) any amounts attributable to Buydown Funds being held in the Custodial Account, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts.

         With respect to any remittance received by the Purchaser after the date on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be distributed with such late remittance by wire transfer to the Purchaser and shall cover the period commencing with the day following such Remittance Date and ending with the Business Day on which such payment is made, both inclusive. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

Section 5.02 Statements to Purchaser.

         Not later than the Remittance Date, the Company shall furnish to the Purchaser a monthly remittance advice in the standard form of electronic Alltel(R) file, as to the period ending on the last day of the preceding month.

Section 5.03 Monthly Advances by Company.

         On the Business Day immediately preceding each Remittance Date, the Company shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01. Any amounts held for future distribution and so used shall be replaced by the Company by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Purchaser required to be made on such Remittance Date. The Company's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the earlier of: (i) the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; and (ii) the Remittance Date prior to the date the Mortgage Loan is converted to REO Property, provided however, that if requested in connection with a securitization, the Company shall be obligated to make such advances through the Remittance Date prior to the date on which cash is received in connection with the liquidation of REO Property; provided, however, that such obligation shall cease if the Company determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Company from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular Mortgage Loan. In the event that the



                                                                     WELLS FARGO
46

Company determines that any such advances are non-recoverable, the Company shall provide the Purchaser with a certificate signed by two officers of the Company evidencing such determination. The Company shall not have an obligation to advance amounts in respect to shortfalls relating to the Servicemembers Civil Relief Act or similar state and local laws.



                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

Section 6.01 Transfers of Mortgaged Property.

         The Company shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Company shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Company shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy, MIC or LGC.

         If the Company reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Company shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Company is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Company has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Company for entering into an assumption agreement the fee will be retained by the Company as additional servicing compensation. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan, the outstanding principal amount of the Mortgage Loan nor any other material terms shall be changed without Purchaser's consent.

         To the extent that any Mortgage Loan is assumable, the Company shall inquire diligently into the credit worthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used with respect to underwriting mortgage loans of the same type as the Mortgage Loan. If the credit worthiness of the proposed transferee does not meet such underwriting criteria, the Company diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.



                                                                     WELLS FARGO
47

Section 6.02 Satisfaction of Mortgages and Release of Mortgage Files.

         Upon the payment in full of any Mortgage Loan, the Company shall notify the Purchaser in the Monthly Remittance Advice as provided in Section 5.02, and may request the release of any Mortgage Loan Documents.

         If the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage (other than as a result of a modification of the Mortgage pursuant to the terms this Agreement or liquidation of the Mortgaged Property pursuant to the terms of this Agreement) or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within two (2) Business Days of receipt of such demand by the Purchaser. The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

Section 6.03 Servicing Compensation.

         As compensation for its services hereunder, the Company shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amount of its Servicing Fee. The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid principal balance and for the period respecting which any related interest payment on a Mortgage Loan is received. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments. The Servicing Fee shall not be reduced by the amount of any guaranty fee payable to FHA or VA.

         Additional servicing compensation in the form of assumption fees, to the extent provided in Section 6.01, and late payment charges shall be retained by the Company to the extent not required to be deposited in the Custodial Account. The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 6.04 Annual Statement as to Compliance.

         On or before March 1st of each calendar year, the Company shall deliver to the Purchaser, any Master Servicer and any Depositor a statement of compliance addressed to the Purchaser, such Master Servicer and such Depositor and signed by an authorized officer of the Company, to the effect that (a) a review of the Company's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (b) to the best of such officers' knowledge, based on such review, the Company has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof)


                                                                     WELLS FARGO
48
or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Section 6.05 [RESERVED]

Section 6.06 Report on Assessment of Compliance and Attestation.

         On or before March 1st of each calendar year, the Company shall:

         (i) deliver to the Purchaser, any Master Servicer and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser, such Master Servicer and such Depositor) regarding the Company's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser, any Master Servicer and such Depositor and signed by an authorized officer of the Company and shall address each of the "Applicable Servicing Criteria" specified on Exhibit E hereto (or those Servicing Criteria otherwise mutually agreed to by the Purchaser, the Company and any Person that will be responsible for signing any Sarbanes Certification with respect to a Securitization Transaction in response to evolving interpretations of Regulation AB);

         (ii) deliver to the Purchaser, any Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser, any Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Company and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

         (iii) cause each Subservicer and each Subcontractor, determined by the Company pursuant to Section 4.24(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and such Depositor an assessment of compliance and accountants' attestation as and when provided in this Section 6.06; and

         (iv) deliver, and cause each Subservicer and each Subcontractor described in clause (iii) to deliver to the Purchaser, any Master Servicer any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Company, in the form attached hereto as Exhibit F.

         The Company acknowledges that the parties identified in clause (iv) above may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes



                                                                     WELLS FARGO
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


Certification and filing such with the Commission. Neither the Purchaser nor any Depositor will request delivery of a certification under clause (iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

         Each assessment of compliance provided by a Subservicer pursuant to
Section 6.06(i) shall address each of the Servicing Criteria specified substantially in the form of Exhibit E hereto delivered to the Purchaser at the time of any Securitization Transaction or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 6.06(iii) need not address any elements of the Servicing Criteria other than those specified by the Company pursuant to Section 4.24.

Section 6.07 Remedies.

         (i) Any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under Article IX,
Section 4.24, Section 6.04 or Section 6.06, or any breach by the Company of a representation or warranty set forth in Section 9.01 (d)(iv)(A), or in a writing furnished pursuant to Section 9.01(d)(iv)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 9.01(d)(iv)(B) to the extent made as of a date subsequent to such closing date, shall, except as provided in sub-clause (ii) of this Section, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Company (and, if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent than any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

         (ii) Any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 6.04 or Section 6.06, including any failure by the Company to identify any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten (10) calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company under this



                                                                     WELLS FARGO
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


Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Company; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

         Neither the Purchaser nor any Depositor shall be entitled to terminate the rights and obligations of the Company pursuant to this Section 6.07(ii) if a failure of the Company to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

         (iii) The Company shall promptly reimburse the Purchaser (or any designee of the Purchaser), any Master Servicer and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Company as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 6.08  Right to Examine Company Records.

         The Purchaser, or its designee, shall have the right to examine and audit any and all of the books, records, or other information of the Company, whether held by the Company or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice. The Purchaser shall pay its own travel expenses associated with such examination.

Section 6.09 Compliance with REMIC.

         Notwithstanding anything in this Agreement to the contrary, the Company
(a) shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate and (b) shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder).

         Prior to taking any action with respect to the Mortgage Loans which is not contemplated under the terms of this Agreement, the Company will obtain an Opinion of Counsel reasonably acceptable to the Securities Administrator with a copy to the Trustee with respect to whether such action could result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an


                                                                     WELLS FARGO
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


"Adverse REMIC Event"), and the Company shall not take any such action or cause the Trust Fund to take any such action as to which it has been advised that an Adverse REMIC Event could occur.

         The Company shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC. The Company shall not enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code."


                                   ARTICLE VII

                              COMPANY TO COOPERATE

Section 7.01 Provision of Information.

         During the term of this Agreement, the Company shall furnish to the Purchaser such periodic, special, or other reports or information, and copies or originals of any documents contained in the Servicing File for each Mortgage Loan provided for herein. All other special reports or information not provided for herein as shall be necessary, reasonable, or appropriate with respect to the Purchaser or any regulatory agency will be provided at the Purchaser's expense. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give.

         The Company shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 7.02 Financial Statements; Servicing Facility.

         In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective Purchaser a Consolidated Statement of Operations of the Company for the most recently completed two (2) fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two (2) fiscal years covered by such Consolidated Statement of Operations. The Company also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Company (and are available upon request to members or stockholders of the Company or to the public at large).

         The Company also shall make available to Purchaser or prospective Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Company or the financial statements of the Company, and to permit any prospective Purchaser to inspect the Company's servicing facilities for the purpose of satisfying such prospective Purchaser that the Company has the ability to service the Mortgage Loans as provided in this Agreement.


                                                                     WELLS FARGO
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


                                  ARTICLE VIII

                                   THE COMPANY

Section 8.01 Indemnification; Third Party Claims.

         The Company shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Company immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Company shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Company's indemnification pursuant to Section 3.03, or the failure of the Company to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

Section 8.02 Merger or Consolidation of the Company.

         The Company shall keep in full effect its existence, rights and franchises and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

         Any person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution which is a HUD/VA-approved company in good standing. Furthermore, in the event the Company transfers or otherwise disposes of all or substantially all of its assets to an affiliate of the Company, such affiliate shall satisfy the condition above, and shall also be fully liable to the Purchaser for all of the Company's obligations and liabilities hereunder.

Section 8.03 Limitation on Liability of Company and Others.

         Neither the Company nor any of the directors, officers, employees or agents of the Company shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment,


                                                                     WELLS FARGO
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


provided, however, that this provision shall not protect the Company or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement or any other liability which would otherwise be imposed under this Agreement. The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Company may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Company shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action.

Section 8.04 Limitation on Resignation and Assignment by Company.

         The Purchaser has entered into this Agreement with the Company and subsequent purchaser will purchase the Mortgage Loans in reliance upon the independent status of the Company, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Company shall neither assign this Agreement or the servicing rights hereunder or sell or otherwise dispose of all of its property or assets without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld.

         The Company shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Company's responsibilities and obligations hereunder in the manner provided in
Section 12.01.

         Without in any way limiting the generality of this Section 8.04, in the event that the Company either shall assign this Agreement or the servicing responsibilities hereunder or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 10.01, without any payment of any penalty or damages and without any liability whatsoever to the Company or any third party.


                                   ARTICLE IX

                           SECURITIZATION TRANSACTION

Section 9.01 Securitization Transactions; Whole Loan Transfers and Agency Sales



                                                                     WELLS FARGO
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


         The Purchaser and the Company agree that with respect to some or all of the Mortgage Loans, the Purchaser, at its sole option, may effect Whole Loan Transfers, Agency Sales or Securitization Transactions, retaining the Company as the servicer thereof or subservicer if a master servicer is employed, or as applicable the "seller/servicer." In the event that any Mortgage Loan transferred pursuant to this Section 9.01 is rejected by the transferee, the Company shall continue to service such rejected Mortgage Loan on behalf of the Purchaser in accordance with the terms and provisions of this Agreement.

         The Company shall cooperate with the Purchaser in connection with each Whole Loan Transfer, Agency Sale or Securitization Transaction in accordance with this Section 9.01. In connection therewith:

         (a) the Company shall make all representations and warranties with respect to the Mortgage Loans as of the Closing Date and with respect to the Company itself as of the closing date of each Whole Loan Transfer, Agency Sale or Securitization Transaction;

         (b) the Company shall negotiate in good faith and execute any seller/servicer agreements or pooling and servicing agreements required to effectuate the foregoing provided such agreements create no greater obligation or cost on the part of the Company than otherwise set forth in this Agreement;

         (c) the Company shall provide such additional representations, warranties, covenants, opinions of counsel, or certificates of officers of the Company as are reasonably believed necessary by the trustee, any Rating Agency or the Purchaser, as the case may be, in connection with such Whole Loan Transfers, Agency Sales or Securitization Transactions. The Purchaser shall pay all third party costs associated with the preparation of such information. The Company shall execute any seller/servicer agreements required within a reasonable period of time after receipt of such seller/servicer agreements which time shall be sufficient for the Company and Company's counsel to review such seller/servicer agreements. Under this Agreement, the Company shall retain a Servicing Fee for each Mortgage Loan at the Servicing Fee Rate;

         (d) in connection with any Securitization Transaction, the Company shall (1) within five (5) Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs
               (i), (ii), (iii) (vii) and (viii) of this subsection (d), and (2) as promptly as practicable following notice to or discovery by the Company, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (iv) of this subsection (d).

         (i) if so requested by the Purchaser or any Depositor, the Company shall provide such information regarding (1) the Company, as originator of the

                                                                     WELLS FARGO
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


               Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (2) each Third-Party Originator, and
               (3) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

               (A)  the originator's form of organization;

               (B) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 11 10(b)(2) of Regulation AB;

               (C) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Company, each Third-Party Originator and each Subservicer; and

               (D) a description of any affiliation or relationship (of a type described in Item 1119 of Regulation AB) between the Company, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Company by the Purchaser or any Depositor in writing in advance of a Securitization Transaction:

                    (1)  the sponsor;
                    (2)  the depositor;
                    (3)  the issuing entity;
                    (4)  any servicer;
                    (5)  any trustee;
                    (6)  any originator;
                    (7)  any significant obligor;
                    (8)  any enhancement or support provider; and
                    (9)  any other material transaction party.

         (ii) If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar

                                                                     WELLS FARGO
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


               type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (1) the Company, if the Company is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (2) each Third-Party Originator. Such Static Pool Information shall be prepared by the Company (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 11 05(a)(1 )-(3) of Regulation AB. To the extent that there is reasonably available to the Company (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

               Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Company shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Company.

               If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such statements and agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Company's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such statements and letters shall be addressed to and



                                                                     WELLS FARGO
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


               be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

         (iii) If so requested by the Purchaser or any Depositor, the Company shall provide such information regarding the Company, as servicer of the Mortgage Loans, and each Subservicer (each of the Company and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

               (A)  the Servicer's form of organization;

               (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                    (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three (3) year period immediately preceding the related Securitization Transaction;

                    (2)  the extent of outsourcing the Servicer utilizes;

                    (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three (3) year period immediately preceding the related Securitization Transaction;


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


                    (4) whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                    (5) such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1 108(b)(2) of Regulation AB.

               (C) a description of any material changes during the three (3) year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

               (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement;

               (E) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three (3) year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

               (F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

               (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts;

               (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace




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


                    period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience;

               (I) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer; and

               (J) a description of any affiliation or relationship between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

                    (1)  the sponsor;
                    (2)  the depositor;
                    (3)  the issuing entity;
                    (4)  any servicer;
                    (5)  any trustee;
                    (6)  any originator;
                    (7)  any significant obligor;
                    (8)  any enhancement or support provider; and
                    (9)  any other material transaction party.

         (iv) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and Third-Party Originator to) (1) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Company, any Subservicer or any Third-Party Originator and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in Section 9.01(d)(i)(D) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and
                  (E) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement and (2) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

All notification pursuant to this Section 9.01(e)(iv), other than those pursuant to Section 9.01 (e)(iv)(A), should be sent to:

                    EMC Mortgage Corporation
                    2780 Lake Vista Drive
                    Lewisville, TX 75067-3884



                                                                     WELLS FARGO
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


                    Attention: Conduit Seller Approval Dept.
                    Facsimile: (214) 626-3751
                    Email: sellerapproval@bear.com

         With a copy to:

                    Bear, Stearns & Co. Inc.
                    383 Madison Avenue, 3rd Floor
                    New York, NY 10179
                    Attention: Global Credit Administration
                    Facsimile: (212) 272-6564

         Notifications pursuant to Section 9.01(e)(iv)(A) should be sent to:

                    EMC Mortgage Corporation
                    Two Mac Arthur Ridge
                    909 Hidden Ridge Drive, Suite 200
                    Irving, TX 75038
                    Attention: Associate General Counsel for Loan Administration
                    Facsimile: (972) 831-2555

         With copies to:

                    Bear, Stearns & Co. Inc.
                    383 Madison Avenue, 3rd Floor
                    New York, NY 10179
                    Attention: Global Credit Administration
                    Facsimile: (212) 272-6564

                    EMC Mortgage Corporation
                    2780 Lake Vista Drive
                    Lewisville, TX 75067-3884
                    Attention: Conduit Seller Approval Dept.
                    Facsimile: (214) 626-3751
                    Email: sellerapproval@bear.com


         (v) As a condition to the succession to the Company or any Subservicer as servicer or Subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Company or such Subservicer may be merged or consolidated, or
               (ii) which may be appointed as a successor to the Company or any Subservicer, the Company shall provide to the Purchaser, any Master Servicer and any Depositor, at least fifteen (15) calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance

                                                                     WELLS FARGO
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


               reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with is reporting obligation under
               Item 6.02 of Form 8-K with respect to any class of asset-backed securities.


         (vi)  (A)  The Company shall be deemed to represent to the Purchaser, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under this Section 9.01(d) that, except as disclosed in writing to the Purchaser, such Master Servicer or such Depositor prior to such date: (1) the Company is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Company; (2) the Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (3) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company; (4) no material changes to the Company's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three (3) year period immediately preceding the related Securitization Transaction; (5) there are no aspects of the Company's financial condition that could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement; (6) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Company, any Subservicer or any Third-Party Originator; and (7) there are no affiliations, relationships or transactions relating to the Company, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in
                    Item 1119 of Regulation AB.

               (B) If so requested by the Purchaser, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under this Section 9.01(d), the Company shall, within five (5) Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in sub clause (A) above or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably



                                                                     WELLS FARGO
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


                     adequate disclosure of the pertinent facts, in writing, to the requesting party.

               (vii) In addition to such information as the Company, as
                     servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                     (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121 (a)( 11) of Regulation AB);

                     (ii) material breaches of pool asset representations or
                          warranties or transaction covenants (Item 1 121(a)(12) of Regulation AB); and

                     (iii) information regarding new asset-backed securities
                          issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1 121(a)(14) of Regulation AB). (viii) The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder.

         (e) the Company shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction; each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement



                                                                     WELLS FARGO
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


               agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

               (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants' letter or other material provided in written or electronic form under Sections 4.24, 6.04, 6.06, or 9.01 by or on behalf of the Company, or provided under Sections 4.24, 6.04, 6.06, or 9.01 by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

               (ii) any breach by the Company of its obligations under Sections
                    4.24, 6.04, 6.06, 6.07 or 9.01, including particularly any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under Sections 4.24, 6.04, 6.06 or 9.01, including any failure by the Company to identify pursuant to Sections 4.24, 6.04, 6.06 or 9.01 any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

               (iii) any breach by the Company of a representation or warranty set forth in Section 9.01(d)(iv)(A) or in a writing furnished pursuant to Section 9.01(d)(iv)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 9.01 (d)(iv)(B) to the extent made as of a date subsequent to such closing date; or

               (iv) the negligence, bad faith or willful misconduct of the
                    Company in connection with its performance under Sections 4.24, 6.04, 6.06, 6.07 or 9.01.



                                                                     WELLS FARGO
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


               If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

               In the case of any failure of performance described in sub-clause
               (ii) of this Section 9.01(e), the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Company, any Subservicer, any Subcontractor or any Third-Party Originator.

               This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

         (f) the Purchaser and a credit-worthy parent of the Purchaser, reasonably acceptable to the Company, shall indemnify the Company, each affiliate of the Company, each Person who controls any of such parties or the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Company, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

               (i) any untrue statement of a material fact contained or alleged to be contained in any offering materials related to a Securitization Transaction, including without limitation the registration statement, prospectus, prospectus supplement, any private placement memorandum, any offering circular, any freewriting prospectuses, any ABS informational and computational material, any computational materials, and any amendments or supplements to the foregoing (collectively, the "Securitization Materials") or

               (ii) the omission or alleged omission to state in the
                    Securitization Materials a material fact required to be stated in the Securitization Materials or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading,



                                                                     WELLS FARGO
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


                    but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission arising out of, resulting from, or based upon the Company Information.

                    This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement

         The Purchaser and the Company acknowledge and agree that the purpose of Sections 4.24, 6.04, 6.06, 6.07 and 9.01 is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Company acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

         Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Company shall cooperate fully with the Purchaser and any Master Servicer to deliver to the Purchaser (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser, the Master Servicer or any Depositor to permit the Purchaser, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

         The Purchaser (including any of its assignees or designees) shall cooperate with the Company by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser's reasonable judgment, to comply with Regulation AB.

         In the event the Purchaser has elected to have the Company hold record title to the Mortgages, prior to the Reconstitution Date the Company shall prepare an Assignment of Mortgage in blank or to the trustee or to the subsequent purchaser from the Company acceptable to the trustee or subsequent purchaser for each Mortgage Loan that is part of the Whole Loan Transfers, Agency Sale or Securitization Transactions. The Purchaser shall pay all preparation


                                                                     WELLS FARGO
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


and recording costs associated therewith. The Company shall execute each Assignment, track such Assignments of Mortgage to ensure they have been recorded and deliver them as required by the trustee or subsequent purchaser upon the Company's receipt thereof. Additionally, the Company shall prepare and execute, at the direction of the Purchaser, any note endorsements in connection with any and all seller/servicer agreements.

         Notwithstanding any provisions of this Agreement to the contrary, all Mortgage Loans sold or transferred to an Agency, shall be serviced in accordance with the guidelines of the respective Agency. All Mortgage Loans (i) not sold or transferred pursuant to Whole Loan Transfers, Agency Sales or Securitization Transactions or (ii) that are subject to a Securitization Transaction for which the related trust is terminated for any reason, shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.


                                    ARTICLE X

                                     DEFAULT

Section 10.01 Events of Default.

         Each of the following shall constitute an Event of Default on the part of the Company:

         (i) any failure by the Company to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of five (5) days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

         (ii) failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser or by the Custodian; or

         (iii) failure by the Company to maintain its license to do business in any jurisdiction where the Mortgaged Property is located if such license is required; or

         (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such degree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

                                                                     WELLS FARGO
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


         (v) the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

         (vi) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three (3) Business Days;

         (vii) the Company ceases to meet the qualifications of an Agency servicer; or

         (viii) the Company attempts to assign its right to servicing compensation hereunder or to assign this Agreement or the servicing responsibilities hereunder in violation of Section 8.04; or

         (ix)  an Event of Default as set forth in Section 6.07.

         In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Company, may terminate all the rights and obligations of the Company under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

         Upon receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from any Purchaser, the Company shall prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Company's sole expense. The Company shall cooperate with the Purchaser and such successor in effecting the termination of the Company's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

         If the Company is terminated pursuant to this Section 10.01, the Company shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurrent by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Company as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution



                                                                     WELLS FARGO
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


Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 10.02 Waiver of Defaults.

         By a written notice, the Purchaser may waive any default by the Company in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.



                                   ARTICLE XI

                                   TERMINATION

Section 11.01  Termination.

         This Agreement shall terminate upon either: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; or (ii) mutual consent of the Company and the Purchaser in writing.

Section 11.02 Termination Without Cause.

         The Purchaser may terminate, at its sole option, any rights the Company may have hereunder, without cause as provided in this Section 11.02. Any such notice of termination shall be in writing and delivered to the Company by registered mail as provided in Section 12.05.

         The Company shall be entitled to receive, as such liquidated damages, upon the transfer of the servicing rights, an amount equal to: (i) 2.75% of the aggregate outstanding principal amount of the Mortgage Loans as of the termination date paid by the Purchaser to the Company with respect to all of the Mortgage Loans for which a servicing fee rate of 0.250% is paid per annum, (ii) 3.25% of the aggregate outstanding principal amount of the Mortgage Loans as of the termination date paid by the Purchaser to the Company with respect to all of the Mortgage Loans for which a servicing fee rate of .375% is paid per annum, and (iii) 3.75% of the aggregate outstanding principal amount of the Mortgage Loans as of the termination date paid by the Purchaser to the Company with respect to all of the Mortgage Loans for which a servicing fee rate of 0.44% or more is paid per annum.


                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS


                                                                     WELLS FARGO
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





Section 12.01 Successor to Company.

         Prior to termination of the Company's responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01 (ii) or 11.02, the Purchaser shall, (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 8.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement prior to the termination of Company's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Purchaser under Section 3.03, it being understood and agreed that the provisions of such Sections 3.01, 3.02, and 3.03 shall be applicable to the Company notwithstanding any such sale, assignment, resignation or termination of the Company, or the termination of this Agreement.

         Any successor appointed as provided herein shall execute, acknowledge and deliver to the Company and to the Purchaser an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.01, except for the portion of subsection (h) relating to sale of the mortgage loans and all of subsections (j) and (l) thereof, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Section 8.04, 10.01, 11.01 or 11.02 shall not affect any claims that any Purchaser may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation.

         The Company shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

         Upon a successor's acceptance of appointment as such, the Company shall notify by mail the Purchaser of such appointment in accordance with the procedures set forth in Section 12.05.

Section 12.02 Amendment.


                                                                     WELLS FARGO
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


         This Agreement may be amended from time to time by written agreement signed by the Company and the Purchaser.

Section 12.03 Governing Law.

         This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Each of the Company and the Purchaser hereby knowingly, voluntarily and intentionally waives any and all rights it may have to a trial by jury in respect or any litigation based on, or arising out of, under, or in connection with, this Agreement, or any other documents and instruments executed in connection herewith, or any course of conduct, course of dealing, statements (whether oral or written), or actions of the Company or the Purchaser. This provision is a material inducement for the Purchaser to enter into this Agreement.

Section 12.04 Duration of Agreement.

         This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Purchaser.

Section 12.05 Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

         (i) if to the Company with respect to servicing and investor reporting issues:

               Wells Fargo Bank, N.A.
               1 Home Campus
               Des Moines, IA 50328-0001
               Attention: John B. Brown, MAC X2302-033
               Fax: 515/324-3118




                                                                     WELLS FARGO
71

               If to the Company with respect to all other issues:

               Wells Fargo Bank, N.A.
               7430 New Technology Way
               Frederick, MD 21703
               Attention: Structured Finance Manager, MAC X3906-012
               Fax: 301/846-8152

               In each instance with a copy to:

               Wells Fargo Bank, N.A.
               1 Home Campus
               Des Moines, Iowa 50328-0001
               Attention: General Counsel MAC X2401-06T

               or such other address as may hereafter be furnished to the Purchaser in writing by the Company;

        (ii) if to Purchaser:

                  EMC Mortgage Corporation
                  Mac Arthur Ridge II
                  909 Hidden Ridge Drive
                  Suite 200
                  Irving, Texas 75038
                  Attention: Ralene Ruyle, President

Section 12.06 Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 12.07 Relationship of Parties.

        Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as agent for the Purchaser.

Section 12.08 Execution; Successors and Assigns.

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an


                                                                     WELLS FARGO
72
original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.04, this Agreement shall inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors and assigns. The parties agree that this Agreement and signature pages thereof may be transmitted between them by facsimile and that faxed signatures may constitute original signatures and that a faxed signature page containing the signature (faxed or original) is binding on the parties.

Section 12.09 Recordation of Assignments of Mortgage.

         To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Company's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option. The company shall only be responsible for the costs of recording the initial Assignments of Mortgage. In no event shall the Company be responsible for the cost of recording Assignments of Mortgage in connection with a subsequent sale or transfer of the Mortgage Loans by the Purchaser.

Section 12.10 Assignment by Purchaser.

         The Purchaser shall have the right, without the consent of the Company but subject to the limit set forth in Section 2.02 hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment, Assumption and Recognition Agreement and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

Section 12.11 Solicitation of Mortgagor.

         Neither party shall, after the Closing Date, take any action to solicit the refinancing of any Mortgage Loan. It is understood and agreed that neither
(i) promotions undertaken by either party or any affiliate which are directed to the general public at large, including, without limitation, mass mailings based upon commercially acquired mailing lists, newspaper, radio, television advertisements nor (ii) serving the refinancing needs of a Mortgagor who, without solicitation, contacts either party in connection with the refinance of such Mortgage or Mortgage Loan, shall constitute solicitation under this Section.

Section 12.12 Third-Party Beneficiary.

         Each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.



                [Intentionally Blank - Next Page Signature Page]


                                                                     WELLS FARGO

         IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.



EMC MORTGAGE CORPORATION                 WELLS FARGO BANK, N.A.
PURCHASER                                COMPANY

By:                                        By:
   --------------------------------           ----------------------------------

Name:                                      Name:
     ------------------------------             --------------------------------
Title:                                     Title:
      -----------------------------              -------------------------------























                                                                     WELLS FARGO
74

STATE OF             )
                     )      ss:
COUNTY OF            )


         On the_____________day of___________________, 20___before me, a Notary
Public in and for said State, personally appeared______________________________, known to me to be of Wells Fargo Bank, N.A., the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said bank, and acknowledged to me that such bank executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.



                                     ------------------------------------------
                                     Notary Public

                                     My Commission expires
                                                           --------------------


















                                                                     WELLS FARGO
75

STATE OF             )
                     )      ss:
COUNTY OF            )



         On the_____________day of_______________________, 20___ before me, a
Notary Public in and for said State, personally appeared_______________________, known to me to be the__________________________________________ of EMC Mortgage
Corporation, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                                     ------------------------------------------
                                     Notary Public

                                     My Commission expires
                                                           --------------------




















                                                                     WELLS FARGO
76

                                    EXHIBIT A
                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT B

                         CONTENTS OF EACH MORTGAGE FILE

         With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser prior to or after the Closing Date and any prospective purchaser after the Closing Date, and which shall be retained by the Company in the Servicing File or delivered to the Custodian pursuant to Sections 2.01 and 2.03 of the Seller's Warranties and the Servicing Agreement to which this Exhibit is attached (the "Agreement"):

         1. The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of______________without recourse" and signed in the name of the Company by an authorized officer (in the event that the Mortgage Loan was acquired by the Company in a merger, the signature must be in the following form: "[Company], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the signature must be in the following form: "[Company], formerly know as [previous name]").

         2. The original of any guarantee executed in connection with the Mortgage Note.

         3. The recorded original related Mortgage pertaining to such Mortgage Loan, together with any addenda and riders, or a copy certified by Seller to be a true and correct copy of the original recorded document, or if the related Mortgage is in the process of being recorded, a photocopy of the related Mortgage, certified by the Company or an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the related Mortgage transmitted for recordation. Provided, however, if the Purchaser requires a clerk certified copy of the original recorded Mortgage, the Company shall request such from the appropriate recording office and furnish it to the Purchaser as soon a practicable and no event later than 180 days of Purchaser's request;

         4. The originals or certified true copies of any document sent for recordation of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon.

         5. Except for a MERS Mortgage Loan, the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for the insertion of the name of the assignee and recording information). The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Purchaser. If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned to the Purchaser. If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank. If the Mortgage Loan was acquired by the Company in a merger, the Assignment of Mortgage must be made by "[Company], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment of Mortgage must be by "[Company], formerly know as [previous name]." Subject to the foregoing and where permitted under the applicable laws of the jurisdiction wherein the Mortgaged property is located, such Assignments of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county.

         6. Except for a MERS Mortgage Loan, the recorded original, or a copy certified by the Company to be a true and correct copy of the original recorded, intervening Assignment of the Mortgage as is necessary to show a complete chain of title from the respective loan originator to the respective prior owner of such Mortgage Loan or, if any such original is unavailable because it is in the process of being recorded, a photocopy of such intervening Assignment certified by the Company or an officer of the prior owner of such Mortgage Loan to be a true and correct copy of such intervening Assignment submitted for recordation. Provided, however, if the Purchaser requires a clerk certified copy of the original recorded intervening Assignment, the Company shall request such from the appropriate recording office and furnish it to the Purchaser as soon a practicable and no event later than 180 days of Purchaser's request;

         7. The evidence of the issuance of the electronic MIC or LGC as applicable, where required pursuant to the Agreement.

         8. The original mortgagee policy of title insurance or other evidence of title such as a copy of the title commitment or copy of the preliminary title commitment.

         9. Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

With respect to each Mortgage Loan, the Servicing File shall include each of the following items to the extent in the possession of the Company or in the possession of the Company's agent(s):

         10. The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 4.10 of the Agreement.

         11.   Residential loan application.

         12.   Mortgage Loan closing statement.

         13. Verification of employment and income, unless originated under the Company's Limited Documentation program, Fannie Mae Timesaver Plus.

         14. Verification of acceptable evidence of source and amount of down payment.

         15.   Credit report on the Mortgagor.

         16.   Residential appraisal report.

         17.   Photograph of the Mortgaged Property.

         18. Survey of the Mortgage property, if required by the title company or applicable law.

         19. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e. map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

         20.   All required disclosure statements.

         21. If available, termite report, structural engineer's report, water potability and septic certification.

         22.   Sales contract, if applicable.

         23. Evidence of payment of taxes and insurance premiums, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

         24.   Amortization schedule, if available.

         25. Payment history for any Mortgage Loan that has been closed for more than ninety (90) days.

         26.   Original or certified copy of a power of attorney, if applicable.

         In the event an Officer's Certificate of the Company is delivered to the Custodian because of a delay caused by the public recording office in returning any recorded document, the Company shall deliver to the Custodian, within 240 days of the Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

        Notwithstanding paragraphs 1 and 6 above, the Purchaser acknowledges that the Company may deliver (i) a Mortgage Note for which the chain of endorsements is not identical to that of the intervening Assignments with respect to such Mortgage Note, which shall not affect the enforceability of such Mortgage Note, and/or (ii) intervening Assignments which are not identical to the chain of endorsements with respect to such Mortgage Note, which shall not affect the validity of such intervening Assignments; provided, however, that such acknowledgment shall in no way operate to negate the Purchaser's remedies for the Company's breach of the representations and warranties under this Agreement.

                                    EXHIBIT C

                               CUSTODIAL AGREEMENT

                                    EXHIBIT D

           ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT      , 20_


         ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated
, 20_________ between__________________________, a____________________________
corporation having an office at ("Assignor") and_______________________________, having an office at ("Assignee"):

         For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledge, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under that certain Seller's Warranties and Servicing Agreement, (the "Seller's Warranties and Servicing Agreement"), dated as of , by and between_________________________ (the "Purchaser"), and
_______________________________(the "Company"), and the
         Mortgage Loans delivered thereunder by the Company to the Assignor, and that certain Custodial Agreement, (the "Custodial Agreement"), dated as of__________________________, by and among the Company, the Purchaser and ___________________(the "Custodian").

         2. The Assignor warrants and represents to, and covenants with, the Assignee that:

               a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

               b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Seller's Warranties and Servicing Agreement or the Mortgage Loans;

               c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Seller's
Warranties and Servicing Agreement, the Custodial Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Seller's Warranties and Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Seller's Warranties and Servicing Agreement or the Mortgage Loans; and

               d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the
Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

         3. That Assignee warrants and represent to, and covenants with, the Assignor and the Company pursuant to Section 12.10 of the Seller's Warranties and Servicing Agreement that:

               a. The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Seller's Warranties and Servicing Agreement, the Mortgage Loans and the Custodial Agreement, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as purchaser thereunder;

               b. The Assignee understands that the Mortgage Loans have not been registered under the 33 Act or the securities laws of any state;

               c. The purchase price being paid by the Assignee for the Mortgage Loans are in excess of $250,000.00 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

               d. The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person. In this connection, neither the Assignee nor any person authorized to act therefor has offered to Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) of US Securities and Exchange Commission Regulation D, promulgated under the 1933 Act;

               e. The Assignee considers itself a substantial sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

               f. The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Company;

               g. Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the 33 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

               h. Either (1) the Assignee is not an employee benefit plan ("Plan") within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan (also "Plan") within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as Trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

               i. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Seller's Warranties and Servicing Agreements is:

                    ----------------------------------------

                    ----------------------------------------

                    ----------------------------------------

                    Attention: -----------------------------


         The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Seller's Warranties and Servicing Agreement is:


                    ----------------------------------------

                    ----------------------------------------

                    ----------------------------------------

                    Attention: -----------------------------

         4. From and after the date hereof, the Company shall note the transfer of the Mortgage Loans to the Assignee in its books and records, the Company shall recognize the Assignee as the owner of the Mortgage Loans and the Company shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Seller's Warranties and Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, the Company and the Assignee that the Seller's Warranties and Servicing Agreement shall be binding upon and inure to the benefit of the Company and the Assignee and their respective successors and assigns.

                               [Signatures Follow]

        IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.




--------------------------------------    --------------------------------------
Assignor                                  Assignee

By:                                       By:
   -----------------------------------       -----------------------------------

Name:                                     Name:
     ---------------------------------         ---------------------------------

Its:                                      Its:
    ----------------------------------        ----------------------------------

Tax Payer Identification No.:             Tax Payer Identification No.:

--------------------------------------    --------------------------------------

                                    EXHIBIT E

                       SERVICING CRITERIA TO BE ADDRESSED
                          IN ASSESSMENT OF COMPLIANCE

------------------------------------------------------------------------------------------------------------
 Reg AB                         Servicing Criteria                                Applicable    Inapplicable
 Reference                                                                         Servicing     Servicing
                                                                                   Criteria       Criteria
------------------------------------------------------------------------------------------------------------
                        General Servicing Considerations
------------------------------------------------------------------------------------------------------------
                  Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in              X
1 122(d)(1)(i)    accordance with the transaction agreements.
------------------------------------------------------------------------------------------------------------
                  If any material servicing activities are outsourced to third        X
                  parties, policies and procedures are instituted to monitor the third party's performance and compliance with such
1 122(d)(1)(ii)   servicing activities.
------------------------------------------------------------------------------------------------------------
                  Any requirements in the transaction agreements to maintain a
1 122(d)(1)(iii)  back-up servicer for the mortgage loans are maintained.                            X
------------------------------------------------------------------------------------------------------------
                  A fidelity bond and errors and omissions policy is in               X
                  effect on the party participating in the servicing
                  function throughout the reporting period in the amount of
                  coverage required by and otherwise in accordance with
1 122(d)(1)(iv)   the terms of the transaction agreements.
------------------------------------------------------------------------------------------------------------
                       Cash Collection and Administration
------------------------------------------------------------------------------------------------------------
                  Payments on mortgage loans are deposited into the                   X
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days following receipt, or such other number of days specified
1 122(d)(2)(i)    in the transaction agreements.
------------------------------------------------------------------------------------------------------------
                  Disbursements made via wire transfer on behalf of an obligor
1 122(d)(2)(ii)   or to an investor are made only by authorized personnel.            X
------------------------------------------------------------------------------------------------------------
                  Advances of funds or guarantees regarding collections, cash         X
                  flows or distributions, and any interest or other fees
                  charged for such advances, are made, reviewed and approved
1 122(d)(2)(iii)  as specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------
                  The related accounts for the transaction, such as cash              X
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g.,
                  with respect to commingling of cash) as set forth
1 122(d)(2)(iv)   in the transaction agreements.
------------------------------------------------------------------------------------------------------------
                  Each custodial account is maintained at a federally insured         X
                  depository institution as set forth in the transaction
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that
                  meets the requirements of Rule 13k-1(b)(1) of the Securities
1 122(d)(2)(v)    Exchange Act.
------------------------------------------------------------------------------------------------------------
1 122(d)(2)(vi)   Unissued checks are safeguarded so as to prevent unauthorized       X
                  access.
------------------------------------------------------------------------------------------------------------
                  Reconciliations are prepared on a monthly basis for all
                  asset-backed X securities related bank accounts, including custodial accounts and related bank clearing accounts.
                  These reconciliations are (A) mathematically accurate; (B)
                  prepared within 30 calendar days after the bank statement
                  cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by
                  someone other than the person who prepared the
                  reconciliation; and (D) contain explanations for
                  reconciling items. These reconciling items are resolved
                  within 90 calendar days of their original identification,
                  or such other number of days specified in the transaction
1 122(d)(2)(vii)  agreements.
------------------------------------------------------------------------------------------------------------
                       Investor Remittances and Reporting
------------------------------------------------------------------------------------------------------------
                  Reports to investors, including those to be filed with the          X
                  Commission, are maintained in accordance with the
                  transaction agreements and applicable Commission
                  requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the
1 122(d)(3)(i)    transaction
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                  agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
                  are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
------------------------------------------------------------------------------------------------------------
                  Amounts due to investors are allocated and remitted in              X
                  accordance  with timeframes, distribution priority and
1 122(d)(3)(ii)   other terms set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------
                  Disbursements made to an investor are posted within two             X
                  business days to the Servicer's investor records, or such
                  other number of days specified in the transaction
1 122(d)(3)(iii)  agreements.
------------------------------------------------------------------------------------------------------------
                  Amounts remitted to investors per the investor reports agree        X
                  with cancelled checks, or other form of payment, or
1 122(d)(3)(iv)   custodial bank statements.
------------------------------------------------------------------------------------------------------------
                            Pool Asset Administration
------------------------------------------------------------------------------------------------------------
                  Collateral or security on mortgage loans is maintained as           X
                  required by the transaction agreements or related mortgage
1 122(d)(4)(i)    loan documents.
------------------------------------------------------------------------------------------------------------
                  Mortgage loan and related documents are safeguarded as              X
 1 122(d)(4)(ii)  required by the transaction agreements
------------------------------------------------------------------------------------------------------------
                  Any additions, removals or substitutions to the asset pool          X
                  are made, reviewed and approved in accordance with any
1 122(d)(4)(iii)  conditions or requirements in the transaction agreements.
------------------------------------------------------------------------------------------------------------
                  Payments on mortgage loans, including any payoffs, made in          X
                  accordance with the related mortgage loan documents are
                  posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and
                  allocated to principal, interest or other items (e.g.,
                  escrow) in accordance with the related mortgage loan
1 122(d)(4)(iv)   documents.
------------------------------------------------------------------------------------------------------------
                  The Servicer's records regarding the mortgage loans agree           X
                  with the Servicer's records with respect to an obligor's
1 122(d)(4)(v)    unpaid principal balance.
------------------------------------------------------------------------------------------------------------
                  Changes with respect to the terms or status of an obligor's         X
                  mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                  accordance with the transaction agreements and related pool
1 122(d)(4)(vi)   asset documents.
------------------------------------------------------------------------------------------------------------
                  Loss mitigation or recovery actions (e.g., forbearance              X
                  plans, modifications and deeds in lieu of foreclosure,
                  foreclosures and repossessions, as applicable) are
                  initiated, conducted and concluded in accordance with the
                  timeframes or other requirements established by the
1 122(d)(4)(vii)  transaction agreements.
------------------------------------------------------------------------------------------------------------
                  Records documenting collection efforts are maintained during        X
                  the period a mortgage loan is delinquent in accordance
                  with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's
                  activities in monitoring delinquent mortgage loans
                  including, for example, phone calls, letters and payment
                  rescheduling plans in cases where delinquency is deemed
1 122(d)(4)(viii) temporary (e.g., illness or unemployment).
------------------------------------------------------------------------------------------------------------
                  Adjustments to interest rates or rates of return for                X
                  mortgage loans with variable rates are computed based on
 1 122(d)(4)(ix)  the related mortgage loan documents.
------------------------------------------------------------------------------------------------------------
                  Regarding any funds held in trust for an obligor (such as           X
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable
                  mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other
1 122(d)(4)(x)    number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------
                  Payments made on behalf of an obligor (such as tax or               X
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such
                  support has been received by the servicer at least 30
                  calendar days prior to these dates, or such other number of
1 122(d)(4)(xi)   days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                  Any late payment penalties in connection with any payment to        X
                  be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late
1 122(d)(4)(xii)  payment was due to the obligor's error or omission.
------------------------------------------------------------------------------------------------------------
                  Disbursements made on behalf of an obligor are posted within        X
                  two business days to the obligor's records maintained by
                  the servicer, or such other number of days specified in the
122(d)(4)(xiii)   transaction agreements.
------------------------------------------------------------------------------------------------------------
                  Delinquencies, charge-offs and uncollectible accounts are           X
                  recognized and recorded in accordance with the transaction
1 122(d)(4)(xiv)  agreements.
------------------------------------------------------------------------------------------------------------
                  Any external enhancement or other support, identified in                           X
                  Item 11 X 14(a)(1) through (3) or Item 1115 of Regulation
                  AB, is maintained as set forth in the transaction
1 122(d)(4)(xv)   agreements.
------------------------------------------------------------------------------------------------------------

                                    EXHIBIT F


                         FORM OF SARBANES CERTIFICATION

     Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES]

I,_____________________________, the_____________________________ of [Name of
Servicer], certify to [the Owner], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

     (1) I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 1 3a-1 8 and 1 5d-1 8 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 1 3a-1 8 and 1 5d-1 8 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Servicer Servicing Information");

     (2) Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

     (3) Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

     (4) I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement; and

     (5) The Compliance Statement, the Servicing Assessment and the Attestation Report required to be provided by the Servicer pursuant to the Agreement have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


                                         Date:

                                         By:
                                               -------------------------------
                                         Name:
                                               -------------------------------
                                         Title:
                                               -------------------------------


                        MORTGAGE LOAN PURCHASE AGREEMENT

         This is a Purchase Agreement (the "Agreement"), dated as of April 1, 2007 by and between EMC Mortgage Corporation, having an office at 909 Hidden Ridge Drive, Suite 200, Irving, Texas 75038 (the "Purchaser") and Wells Fargo Bank, N.A., having an office at 1 Home Campus, Des Moines, Iowa 50328-0001 (the "Seller").

                               W I T N E S S E T H

         WHEREAS, the Seller agrees to sell, and the Purchaser agrees to purchase, certain mortgage loans (the "Mortgage Loans") on a servicing retained basis as described herein:

         WHEREAS, the Mortgage Loans shall be delivered as whole loans;

         WHEREAS, the parties intend hereby to set forth the terms and conditions upon which the proposed transactions will be effected.

         NOW THEREFORE, in consideration of the promises and the mutual agreements set forth herein, the parties hereto agree as follows:

         SECTION 1. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Seller's Warranties and Servicing Agreement, dated as of the date herewith (the "Seller's Warranties and Servicing Agreement"). The following terms are defined as follows (except as otherwise agreed by the parties):


         Cut-off Date:               April 1, 2007

         Closing Date:               April 24, 2007

         First Remittance Date:      May 18, 2007

         Servicing Fee Rate:         0.250%

         SECTION 2. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, Mortgage Loans having an aggregate principal balance on the Cut-off Date in the amount indicated on the Mortgage Loan Schedule or in such other amount as agreed by the Purchaser and the Seller as evidenced by the scheduled principal balance of the Mortgage Loans accepted by the Purchaser on the Closing Date. The Mortgage Loans will be delivered pursuant to a Seller's Warranties and Servicing Agreement, between the Purchaser and the Seller.

         SECTION 3. Mortgage Schedules. The Seller has provided the Purchaser with certain information constituting a listing of the Mortgage Loans to be purchased under this Agreement (the "Mortgage Loan Schedule") substantially in the form attached hereto as Exhibit 1. The Mortgage Loan Schedule shall conform to the definition of "Mortgage Loan Schedule" under the

Seller's Warranties and Servicing Agreement.

         SECTION 4. Purchase Price. The Purchase Price, as calculated pursuant to the Seller's Warranties and Servicing Agreement, shall be paid by the Purchaser to the Seller for the Mortgage Loans on the Closing Date.

         The Purchaser shall be entitled to (1) all scheduled principal due after the Cut-off Date, (2) all other recoveries of principal collected after the Cut-off Date (provided, however, that all scheduled payments of principal due on or before the Cut-off Date and collected by the Seller after the Cut-off Date shall belong to the Seller), and (3) all payments of interest on the Mortgage Loans at the Mortgage Loan Remittance Rate (minus that portion of any such payment which is allocable to the period prior to the Cut-off Date). The principal balance of each Mortgage Loan as of the Cut-off Date is determined after application of payments of principal due on or before the Cut-off Date whether or not collected. Therefore, payments of scheduled principal and interest prepaid for a due date beyond the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date. Such prepaid amounts (minus interest at the Servicing Fee Rate) shall be the property of the Purchaser. The Seller shall deposit any such prepaid amounts into the Custodial Account, which account is established for the benefit of the Purchaser for subsequent remittance by the Seller to the Purchaser.

         SECTION 5. Examination of Mortgage Files. Prior to the Closing Date, the Seller shall (a) deliver to the Purchaser in escrow, for examination, the Mortgage File for each Mortgage Loan, including a copy of the Assignment of Mortgage, pertaining to each Mortgage Loan, or (b) make the Mortgage Files available to the Purchaser for examination at the Seller's offices or such other location as shall otherwise be agreed upon by the Purchaser and the Seller. Such examination may be made by the Purchaser or by any prospective purchaser of the Mortgage Loans from the Purchaser, at any time before or after the Closing Date upon prior reasonable notice to the Seller. The fact that the Purchaser or any prospective purchaser of the Mortgage Loans has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's (or any of its successor's) rights to demand repurchase, substitution or other relief as provided under the related Seller's Warranties and Servicing Agreement.

         Prior to Seller's receipt of the Purchase Price, the Purchaser shall cause the Custodian to act as bailee for the sole and exclusive benefit of the Seller pursuant to the Custodial Agreement and act only in accordance with Seller's instructions. Upon the Seller's receipt of the Purchase Price, the Seller shall provide notification to the Custodian to release ownership of the Mortgage Loan Documents specified above to the Purchaser. Such notification shall be in a form of a written notice by facsimile or other electronic media, with a copy sent to the Purchaser. Subsequent to such release, such Mortgage Loan Documents shall be retained by the Custodian for the benefit of the Purchaser. All Mortgage Loan Documents related to Mortgage Loans not purchased by the Purchaser on the Closing Date, shall be maintained by the Custodian for the benefit of the Seller and shall be returned to the Seller within two (2) Business Days after the Closing Date.

     SECTION 6. Representations, Warranties and Agreements of Seller. The Seller agrees and acknowledges that it shall, as a condition to the consummation of the transactions contemplated hereby, make the representations and warranties specified in
Section 3.01 and 3.02 of the Seller's Warranties and Servicing Agreement, as of the Closing Date. The meaning of the term "Agreement" as used in Sections 3.01 and 3.02 of the Seller's Warranties and Servicing Agreement shall include this Agreement. The Seller, without conceding that the Mortgage Loans are securities, hereby makes the following additional representations, warranties and agreements which shall be deemed to have been made as of the Closing Date:

     a) neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Mortgage Loans, any interest in any Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mortgage Loans, any interest in any Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loans, any interest in any Mortgage Loans or any other similar security with, any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act or which would render the disposition of any Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any Person to act, in such manner with respect to the Mortgage Loans; and

     b) the Seller has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Purchaser.

     SECTION 7. Representation, Warranties and Agreement of Purchaser. The Purchaser, without conceding that the Mortgage Loans are securities, hereby makes the following representations, warranties and agreements, which shall have been deemed to have been made as of the Closing Date.

     a) the Purchaser understands that the Mortgage Loans have not been registered under the Securities Act or the securities laws of any state;

     b) the Purchaser is acquiring the Mortgage Loans for its own account only and not for any other Person;

     c) the Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

     d) the Purchaser has been furnished with all information regarding the Mortgage

Loans which it has requested from the Seller or the Company; and

     e) neither the Purchaser nor anyone acting on its behalf offered, transferred, pledged, sold or otherwise disposed of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loan, any interest in any Mortgage Loan or any other similar security with, any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act or which would render the disposition of any Mortgage Loan a violation of
          Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any Person to act, in such manner with respect to the Mortgage Loans.

         SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans, shall take place on the Closing Date. At the Purchaser's option, the Closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person, at such place as the parties shall agree.

The closing shall be subject to each of the following conditions:

         a) all of the representations and warranties of the Seller under this Agreement and under each Seller's Warranties and Servicing Agreement shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement or an Event of Default under the related Seller's Warranties and Servicing Agreement;

         b) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all Closing Documents as specified in
         Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

         c) the Seller shall have delivered to the Custodian under the Seller's Warranties and Servicing Agreement all documents required pursuant to the related Custodial Agreement; and

         d) all other terms and conditions of this Agreement shall have been complied with.

         Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the Closing Date the Purchase Price, plus accrued interest pursuant to
Section 4 of this Agreement, by wire
transfer of immediately available funds to the account designated by the Seller.

         SECTION 9. Closing Documents. With respect to the Mortgage Loans, the Closing Documents shall consist of fully executed originals of the following documents:

         1. the Seller's Warranties and Servicing Agreement, dated as of the Cut-off Date, in two counterparts;

         2.    this Agreement in two counterparts;

         3. a copy of the Custodial Agreement, dated as of November 30, 1999 by and between EMC Mortgage Corporation as Owner, and Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) as Custodian, attached to the Seller's Warranties and Servicing Agreement;

         4. the Mortgage Loan Schedule, one copy to be attached to each counterpart of the Seller's Warranties and Servicing Agreement;

         5. a trust receipt and certification, as required under the Custodial Agreement; and

         6. an Opinion of Counsel of the Seller, in the form of Exhibit 2 hereto.

         SECTION 10. Costs. The Purchaser shall pay any commissions due its salesmen, the legal fees and expenses of its attorneys and the costs and expenses associated with the Custodian. The Seller shall be responsible for reasonable costs and expenses associated with any preparation of the assignments of mortgage. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including fees for title policy endorsements and continuations and the Seller's attorney fees, shall be paid by the Seller.

         SECTION 11. Servicing. The Mortgage Loans shall be serviced by the Seller in accordance with the terms of the applicable Seller's Warranties and Servicing Agreement. The Seller shall be entitled to servicing fees calculated as provided therein, at the Servicing Fee Rate shown on the first page of this Agreement unless otherwise agreed by the parties.

         SECTION 12. Financial Statements. The Seller understands that in connection with the Purchaser's marketing of the Mortgage Loans, the Purchaser may request from the Seller and make available to prospective purchasers a Consolidated Statement of Operations of the Seller for the most recently completed two (2) fiscal years respecting which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two (2) fiscal years covered by such Consolidated Statement of Operations. The Purchaser, upon request, shall also make available any comparable interim statements to the extent any such statements have been prepared by the seller in a format intended or otherwise suitable for the public at large. The Seller, upon request, agrees to furnish promptly to the Purchaser copies of the statements specified above. The Seller shall also make available information on its servicing performance with respect to loans in its own mortgage banking portfolio and loans serviced for others (if any), including foreclosure and delinquency ratios.

         The Seller also agrees to allow access to a knowledgeable (as shall be determined by the Seller) financial or accounting officer for the purpose of answering questions asked by any prospective purchaser regarding recent developments affecting the Seller or the financial statements of the Seller.

         SECTION 13. Mandatory Delivery. The sale and delivery on the Closing Date of the Mortgage Loans described on the Mortgage Loan Schedule is mandatory, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser (including damages to prospective purchasers of the Mortgage Loans) in the event of the Seller's failure to deliver the Mortgage Loans on or before the Closing Date. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

         SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address shown on the first page hereof, or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice of communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

         SECTION 15. Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

         SECTION 16. Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties agree that this Agreement and signature pages thereof may be transmitted between them by facsimile and that faxed signatures may constitute original signatures and that a faxed signature page containing the signature of an authorized individual (faxed or original) is binding on the respective parties.

         SECTION 17. Place of Delivery and Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal Law.

         Each of the Seller and the Purchaser hereby knowingly, voluntarily and intentionally waives any and all rights it may have to a trial by jury in respect of any litigation based on, or arising out of, under, or in connection with, this Agreement, or any other documents and instruments executed in connection herewith, or any course of conduct, course of dealing, statements (whether oral or written), or actions of the Seller or the Purchaser. This provision is a material inducement for the Purchaser to enter into this Agreement.

         SECTION 18. Further Agreements. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

         Without limiting the generality of the foregoing, the Seller shall reasonably cooperate with the Purchaser in connection with the initial resales of the Mortgage Loans by the Purchaser. In that connection, the Seller shall provide to the Purchaser: (i) any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request, and (ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors and certificates of public officials or officers of the Seller as are reasonably believed necessary by the Purchaser in connection with such resales. Prior to incurring any out-of-pocket expenses pursuant to this paragraph, the Seller shall notify the Purchaser in writing of the estimated amount of such expense. The Purchaser shall reimburse the Seller for any such expense following its receipt of appropriate details thereof.

         SECTION 19. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, an undivided 100% ownership interest in the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which shall affect the Federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

         SECTION 20. Successors and Assigns; Assignment of Purchase Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective successors and assigns of the Seller and the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party without the consent of the Purchaser.

         SECTION 21. Waivers; Other Agreements. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         SECTION 22. Exhibits. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

         SECTION 23. General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;


         b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

         c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;


         d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

         e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

         f) the term "include" or "including" shall mean without limitation by reason of enumeration.

         SECTION 24. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                               [Signatures Follow]

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.


                                         EMC MORTGAGE CORPORATION
                                        (Purchaser)

                                         By:
                                               -------------------------------
                                         Name:
                                               -------------------------------
                                         Title:
                                               -------------------------------

                                         WELLS FARGO BANK, N.A.
                                         (Seller)

                                         By:
                                               -------------------------------
                                         Name:
                                               -------------------------------
                                         Title:
                                               -------------------------------

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT 2

                           FORM OF OPINION OF COUNSEL


@
@
@
@

                               Re: Wells Fargo Bank, N.A. Mortgage Loan Series @

Dear Sir/Madam:

I am @ of Wells Fargo Bank, N.A. and have acted as counsel to Wells Fargo Bank, N.A. (the "Company"), with respect to certain matters in connection with the sale by the Company of the mortgage loans designated as Mortgage Loan Series @ (the "Mortgage Loans") pursuant to that certain Seller's Warranties and Servicing Agreement and Mortgage Loan Purchase Agreement by and between the Company and @ (the "Purchaser"), dated as of @, 20__, (the "Agreements"), which sale is in the form of whole Mortgage Loans. Capitalized terms not otherwise defined herein have the meanings set forth in the Seller's Warranties and Servicing Agreement.

I have examined the following documents: 1. the Seller's Warranties and Servicing Agreement;

2.   the Mortgage Loan Purchase Agreement;

3.   the Custodial Agreement;

4.   the form of endorsement of the Mortgage Notes; and

5. such other documents, records and papers as I have deemed necessary and relevant as a basis for this opinion.

To the extent I have deemed necessary and proper, I have relied upon the representations and warranties of the Company contained in the Agreements. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

Based upon the foregoing, it is my opinion that;

1. The Company is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

2. The Company has the power to engage in the transactions contemplated by the Agreements, the Custodial Agreement and all requisite power, authority and legal right to execute and deliver the Agreements, the Custodial Agreement and the Mortgage Loans, and to perform and observe the terms and conditions of such instruments.

3.   Each person who, as an officer or attorney-in-fact of the Company, signed
     (a) the Agreements, and (b) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Agreements was, at the respective times of such signing and delivery, and is, as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-infact, and the signatures of such persons appearing on such documents are their genuine signatures.

4. Each of the Agreements, the Custodial Agreement and the Mortgage Loans, has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement enforceable in accordance with its terms, subject to the effect of insolvency, liquidation, conservatorship and other similar laws administered by the Federal Deposit Insurance Corporation affecting the enforcement of contract obligations of insured banks and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder or with the Purchaser's ownership of the Mortgage Loans.

5. The Company has been duly authorized to allow any of its officers to execute any and all documents by original or facsimile signature in order to complete the transactions contemplated by the Agreements and the Custodial Agreement and in order to execute the endorsements to the Mortgage Notes and the assignments of the Mortgages, and the original or facsimile signature of the officer at the Company executing the Agreements, the Custodial Agreement, the endorsements to the Mortgage Notes and the assignments of the Mortgages represents the legal and valid signature of said officer of the Company.

6. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Agreements, the Custodial Agreement or the sale and delivery of the Mortgage Loans or the consummation of the transactions contemplated by the Agreements and the Custodial Agreement; or (ii) any required consent, approval, authorization or order has been obtained by the Company.

7. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Agreements and the Custodial Agreement, will conflict with or results in or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Company, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or violates any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.

8. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my opinion, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Agreements, and the Custodial Agreement, or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Agreements and the Custodial Agreement.

9. For purposes of the foregoing, I have not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to the legal department of the Company or an employee of the Company responsible for the receipt of process a present intention to initiate such proceedings; nor have I regarded any legal or governmental actions, investigations or proceedings as including those that are conducted by state or federal authorities in connection with their routine regulatory activities. The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Agreements is sufficient fully to transfer all right, title and interest of the Company thereto as noteholder and mortgagee, apart from the rights to service the Mortgage Loans pursuant to the Agreements.

10. The form of endorsement that is to be used with respect to the Mortgage Loans is legally valid and sufficient to duly endorse the Mortgage Notes to the Purchaser. Upon the completion of the endorsement of the Mortgage Notes and the completion of the assignments of the Mortgages, and the recording thereof, the endorsement of the Mortgage Notes, the delivery to the Custodian of the completed assignments of the Mortgages, and the delivery of the original endorsed Mortgage Notes to the Custodian would be sufficient to permit the entity to which such Mortgage Note is initially endorsed at the Purchaser's direction, and to whom such assignment of Mortgages is initially assigned at the Purchaser's direction, to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Company, and would be sufficient to prevent any other sale, transfer, assignment, pledge or hypothecation of the Mortgages and the Mortgage Notes by the Company from being enforceable.

This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon except that the purchaser or purchasers to which you initially and directly resell the Mortgage Loans may rely on this opinion as if it were addressed to them as of its date.



Sincerly,

                                                                 EXECUTION COPY


 ------------------------------------------------------------------------------






                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
                                      Owner

                                       and

                            EMC MORTGAGE CORPORATION
                                    Servicer

                               SERVICING AGREEMENT

                            Dated as of April 1, 2007

                Bear Stearns Asset Backed Securities Trust 2007-2
                       Mortgage Pass-Through Certificates

                                  Series 2007-2



------------------------------------------------------------------------------



Article I DEFINITIONS.............................................................................................1

     Section 1.01.    Defined Terms...............................................................................1

Article II SERVICING OF MORTGAGE LOANS; POSSESSION OF SERVICING FILES; BOOKS AND RECORDS;
           DELIVERY OF MORTGAGE LOAN DOCUMENTS...................................................................11

     Section 2.01.    Servicing of Mortgage Loans................................................................11
     Section 2.02.    Maintenance of Servicing Files.............................................................11
     Section 2.03.    Books and Records..........................................................................11
     Section 2.04.    Transfer of Mortgage Loans.................................................................12
     Section 2.05.    Delivery of Mortgage Loan Documents........................................................12

Article III REPRESENTATIONS AND WARRANTIES OF THE SERVICER.......................................................13

Article IV ADMINISTRATION AND SERVICING OF MORTGAGE LOANS........................................................15

     Section 4.01.    Servicer to Act as Servicer................................................................15
     Section 4.02.    Collection of Mortgage Loan Payments.......................................................18
     Section 4.03.    Realization Upon Defaulted Mortgage Loans..................................................18
     Section 4.04.    Establishment of Custodial Accounts; Deposits in Custodial Accounts........................19
     Section 4.05.    Permitted Withdrawals From the Custodial Account...........................................20
     Section 4.06.    Establishment of Escrow Accounts; Deposits in Escrow Accounts..............................21
     Section 4.07.    Permitted Withdrawals From Escrow Account..................................................22
     Section 4.08.    Payment of Taxes, Insurance and Other Charges, Maintenance of Primary
                      Mortgage Insurance Policies,
                      Collections Thereunder.....................................................................22
     Section 4.09.    Transfer of Accounts.......................................................................23
     Section 4.10.    Maintenance of Hazard Insurance............................................................24
     Section 4.11.    Maintenance of Mortgage Impairment Insurance Policy........................................24
     Section 4.12.    Fidelity Bond, Errors and Omissions Insurance..............................................25
     Section 4.13.    Title, Management and Disposition of REO Property..........................................25
     Section 4.14.    Notification of Adjustments................................................................27

Article V PAYMENTS TO THE OWNER..................................................................................27

     Section 5.01.    Remittances................................................................................27
     Section 5.02.    Statements to the Owner and the Master Servicer............................................28
     Section 5.03.    Monthly Advances by the Servicer...........................................................29
     Section 5.04.    Liquidation Reports........................................................................29

Article VI GENERAL SERVICING PROCEDURES..........................................................................30

     Section 6.01.    Assumption Agreements......................................................................30
     Section 6.02.    Satisfaction of Mortgages and Release of Mortgage Loan Documents...........................31
     Section 6.03.    Servicing Compensation.....................................................................31
     Section 6.04.    Annual Statement as to Compliance; Annual Certification....................................32
     Section 6.05.    [Reserved].................................................................................33

                                       i

     Section 6.06.    Owner's Right to Examine Servicer Records..................................................33
     Section 6.07.    Compliance with REMIC Provisions...........................................................33
     Section 6.08.    Non-solicitation...........................................................................33
     Section 6.09.    Assessment of Compliance with Servicing Criteria...........................................34
     Section 6.10.    Intent of the Parties; Reasonableness......................................................35

Article VII REPORTS TO BE PREPARED BY SERVICER...................................................................35

     Section 7.01.    Servicer Shall Provide Information as Reasonably Required..................................35

Article VIII THE SERVICER........................................................................................36

     Section 8.01.    Indemnification; Third Party Claims........................................................36
     Section 8.02.    Merger or Consolidation of the Servicer....................................................36
     Section 8.03.    Limitation on Liability of the Servicer and Others.........................................36
     Section 8.04.    Servicer Not to Resign.....................................................................37
     Section 8.05.    No Transfer of Servicing...................................................................37

Article IX DEFAULT...............................................................................................38

     Section 9.01.    Events of Default..........................................................................38
     Section 9.02.    Waiver of Defaults.........................................................................39

Article X TERMINATION............................................................................................40

     Section 10.01.   Termination................................................................................40
     Section 10.02.   Cooperation of Servicer with a Reconstitution..............................................40
     Section 10.03.   Master Servicer............................................................................44

Article XI MISCELLANEOUS PROVISIONS..............................................................................44

     Section 11.01.   Successor to the Servicer..................................................................44
     Section 11.02.   Amendment..................................................................................45
     Section 11.03.   Recordation of Agreement...................................................................46
     Section 11.04.   Governing Law..............................................................................46
     Section 11.05.   Notices....................................................................................46
     Section 11.06.   Severability of Provisions.................................................................47
     Section 11.07.   Exhibits...................................................................................47
     Section 11.08.   General Interpretive Principles............................................................48
     Section 11.09.   Reproduction of Documents..................................................................48
     Section 11.10.   Confidentiality of Information.............................................................48
     Section 11.11.   Assignment by the Owner....................................................................49
     Section 11.12.   No Partnership.............................................................................49
     Section 11.13.   Execution, Successors and Assigns..........................................................49
     Section 11.14.   Entire Agreement...........................................................................49
     Section 11.15.   Use of Subservicers and Subcontractors.....................................................49
     Section 11.16.   Third Party Beneficiary....................................................................50


EXHIBITS

Exhibit A         Mortgage Loan Schedule
Exhibit B         Custodial Account Letter Agreement
Exhibit C         Escrow Account Letter Agreement
Exhibit D         Form of Request for Release
Exhibit E         Reporting Data for Monthly Report
Exhibit F         Reporting Data for Defaulted Loans
Exhibit G         Form of Owner Certification
Exhibit H         Summary of Regulation AB Servicing Criteria
Exhibit I         Summary of Applicable Regulation AB Requirements
Exhibit J         Servicing Criteria to be Addressed in Assessment of Compliance
Exhibit K         Reporting Data for Realized Losses and Gains

     THIS IS A SERVICING AGREEMENT, dated as of April 1, 2007, and is executed between Bear Stearns Asset Backed Securities I LLC (the "Owner") and EMC Mortgage Corporation (the "Servicer").

                              W I T N E S S E T H :

     WHEREAS, the Owner is the owner of the Mortgage Loans;

     WHEREAS, the Owner and the Servicer wish to prescribe the permanent management, servicing and control of the Mortgage Loans;

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Owner and the Servicer agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

Section 1.01.     Defined Terms.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meaning specified in this Article:

     Accepted Servicing Practices: The procedures, including prudent collection and loan administration procedures, and the standard of care (i) employed by prudent mortgage servicers which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgage Properties are located or (ii) in accordance with the Fannie Mae Guide or Freddie Mac Guide, subject to any variances negotiated with Fannie Mae or Freddie Mac and subject to the express provisions of this Agreement. Such standard of care shall not be lower than that the Servicer customarily employs and exercises in servicing and administering similar mortgage loans for its own account and shall be in full compliance with all federal, state, and local laws, ordinances, rules and regulations.

     Adjustment Date: As to each ARM Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note.

     Agreement: This Servicing Agreement including all exhibits hereto, amendments hereof and supplements hereto.

     ARM Loans: First lien, conventional, 1-4 family residential Mortgage Loans with interest rates which adjust from time to time in accordance with the related Index and are subject to Periodic Rate Caps and Lifetime Rate Caps and which may permit conversion to fixed interest rates.

     BSABS I: Bear Stearns Asset Backed Securities I LLC.

     Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a legal holiday in the States of Maryland, Minnesota, New York or the jurisdiction in which the Servicer conducts its servicing activities, or (iii) a day on which banks in the States of Maryland, Minnesota, New York or the jurisdiction in which the Servicer conducts its servicing activities are authorized or obligated by law or executive order to be closed.

     Code: The Internal Revenue Code of 1986, as it may be amended from time to time, or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

     Commission or SEC: The Securities and Exchange Commission.

     Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

     Custodial Account: One or more demand account or accounts created and maintained pursuant to Section 4.04 which shall be entitled "BSABS 2007-2 Custodial Account in trust for BSABS I, Owner of Whole Loan Mortgages and various Mortgagors" established at a Qualified Depository, each of which accounts shall be held by such Qualified Depository in a fiduciary capacity, separate and apart from its funds and general assets.

     Custodian: Wells Fargo Bank, National Association, or such other custodian as Owner shall designate.

     Cut-off Date: With respect to any Mortgage Loan, the opening of business on the first day of the month in which the related closing date with respect to such Mortgage Loan occurs.

     Delinquent: A Mortgage Loan is "delinquent" if any payment due thereon is not made pursuant to the terms of such Mortgage Loan by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on. This method of determining delinquencies is also referred to as the OTS method.

     Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Pass-Through Transfer.

     Determination Date: The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the Remittance Date.

     Due Date: Each day on which payments of principal and interest are required to be paid in accordance with the terms of the related Mortgage Note, exclusive of any days of grace.

     Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of the month of the Remittance Date.

     Escrow Account: The separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled "BSABS 2007-2 Escrow Account, in trust for BSABS I, Owner of Whole Loan Mortgages and various Mortgagors" and shall be established at a Qualified Depository, each of which accounts shall in no event contain funds in excess of the FDIC insurance limits.

     Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

     Event of Default: Any one of the conditions or circumstances enumerated in
Section 9.01.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Fannie Mae: Fannie Mae, or any successor thereto.

     Fannie Mae Guide: The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

     Fidelity Bond: A fidelity bond to be maintained by the Servicer pursuant to
Section 4.12.

     FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended from time to time.

     Freddie Mac: Freddie Mac, or any successor thereto.

     Freddie Mac Guide: The Freddie Mac Selling Guide and the Freddie Mac Servicing Guide and all amendments or additions thereto.

     Full Principal Prepayment: A Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

     GAAP: Generally accepted accounting procedures, consistently applied.

     HUD: The United States Department of Housing and Urban Development or any successor.

     Index: With respect to each ARM Loan, on the related Adjustment Date, the index used to determine the Mortgage Interest Rate on each such ARM Loan.

     Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

     Lifetime Rate Cap: With respect to each ARM Loan, the maximum Mortgage Interest Rate over the term of such Mortgage Loan, as specified in the related Mortgage Note.

     Liquidation Proceeds: Amounts, other than Insurance Proceeds and Condemnation Proceeds, received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property pursuant to Section 4.13.

     Margin: With respect to each ARM Loan, the fixed percentage amount set forth in each related Mortgage Note which is added to the Index in order to determine the related Mortgage Interest Rate.

     Master Servicer: Wells Fargo Bank, National Association, its successors in interest and assigns, or any successor thereto designated by the Owner.

     Monthly Advance: The aggregate of the advances made by the Servicer on any Remittance Date pursuant to Section 5.03.

     Monthly Payment: With respect to each Mortgage Loan, the scheduled monthly payment of principal and interest thereon which is payable by the related Mortgagor under the related Mortgage Note.

     Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

     Mortgage Interest Rate: The annual rate at which interest accrues on any Mortgage Loan in accordance with the provisions of the related Mortgage Note, and in the case of an ARM Loan, as adjusted from time to time on each Adjustment Date for such Mortgage Loan to equal the Index for such Mortgage Loan plus the Margin for such Mortgage Loan, and subject to the limitations on such interest rate imposed by the Periodic Rate Cap and the Lifetime Rate Cap.

     Mortgage Loan: An individual Mortgage Loan described herein and as further identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage Loan Documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

     Mortgage Loan Documents: The original mortgage loan legal documents held by the Custodian.

     Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the related Mortgage Interest Rate minus the Servicing Fee Rate.

     Mortgage Loan Schedule: The schedule of Mortgage Loans attached hereto as Exhibit A, such schedule being acceptable to the Owner and the Servicer.

     Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

     Mortgaged Property: The underlying real property securing repayment of a Mortgage Note.

     Mortgagor: The obligor on a Mortgage Note.

     Negative Amortization: The portion of interest accrued at the Mortgage Interest Rate in any month which exceeds the Monthly Payment on a Mortgage Loan, including an Option ARM Mortgage Loan, for such month and which, pursuant to the terms of the Mortgage Note, is added to the principal balance of the related Mortgage Loan.

     Net Liquidation Proceeds: As to any Mortgage Loan, Liquidation Proceeds net of unreimbursed Servicing Advances, Servicing Fees and Monthly Advances and expenses incurred by the Servicer in connection with the liquidation of the Mortgage Loan and the related Mortgaged Property.

     Nonrecoverable Advance: Any advance previously made by the Servicer pursuant to Section 5.03 or any Servicing Advance proposed to be made by the Servicer in respect of a Mortgage Loan or REO Property which, in the good faith judgment of the Servicer, may not be ultimately recoverable by the Servicer from Liquidation Proceeds or Insurance Proceeds on such Mortgage Loan or REO Property as provided herein. The determination by the Servicer that it has made a Nonrecoverable Advance, or that a proposed advance may constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Owner and detailing the reasons for such determination.

     Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President or a Vice President or by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Owner as required by this Agreement.

     Opinion of Counsel: A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the Owner.

     Option ARM Mortgage Loan: An ARM Loan which (i) provides the Mortgagor with multiple Monthly Payment options and (ii) may result in Negative Amortization, as set forth in the Servicer's underwriting guidelines.

     Owner: Bear Stearns Asset Backed Securities I LLC, its successors in interest and assigns (including the Trustee in connection with a Pass-Through Transfer).

     Partial Principal Prepayment: A Principal Prepayment by a Mortgagor of a partial principal balance of a Mortgage Loan.

     Pass-Through Transfer: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

     Periodic Rate Cap: With respect to each ARM Loan, the maximum increase or decrease in the Mortgage Interest Rate on any Adjustment Date.

     Permitted Investments: Any one or more of the following obligations or securities:

          (i) direct obligations of, and obligations the timely payment of which are fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

          (ii) (a) demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (including any Trustee or the Master Servicer) and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in one of the two highest rating categories by each Rating Agency and (b) any other demand or time deposit or certificate of deposit that is fully insured by the Federal Deposit Insurance Corporation;

          (iii) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

          (iv) securities bearing interest or sold at a discount issued by any corporation (including any Trustee or the Master Servicer) incorporated under the laws of the United States of America or any state thereof that are rated in one of the two highest rating categories by each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Permitted Investments to exceed 10% of the aggregate outstanding principal balances and amounts of all the Permitted Investments;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) which are rated in one of the two highest rating categories by each Rating Agency at the time of such investment;

          (vi) any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency; and

          (vii) any money market funds the collateral of which consists of obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (which may include repurchase obligations secured by collateral described in clause (i)) and other securities (including money market or common trust funds for which any Trustee or the Master Servicer or any affiliate thereof acts as a manager or an advisor) and which money market funds are rated in one of the two highest rating categories by each Rating Agency;

provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par.

     Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Prepayment Charge: Any prepayment premium, penalty or charge payable by a Mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note.

     Prepayment Interest Excess: With respect to any Remittance Date, for each Mortgage Loan that was the subject of a Partial Principal Prepayment during the preceding calendar month or a Full Principal Prepayment during the portion of the related Prepayment Period occurring between the first day of the calendar month in which such Remittance Date occurs and the Determination Date of the calendar month in which such Remittance Date occurs, an amount equal to interest (to the extent received) at the applicable Mortgage Loan Remittance Rate on the amount of such Principal Prepayment for the number of days commencing on the first day of the calendar month in which such Remittance Date occurs and ending on the last date through which interest is collected from the related Mortgagor.

     Prepayment Interest Shortfall: With respect to any Remittance Date, for each such Mortgage Loan that was the subject of a Partial Principal Prepayment during the preceding calendar month or a Full Principal Prepayment during the portion of the related Prepayment Period occurring between the first day of the related Prepayment Period and the last day of the calendar month preceding the month in which such Remittance Date occurs, an amount equal to interest (to be paid by the Servicer out of its own funds without reimbursement therefor) at the applicable Mortgage Loan Remittance Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the calendar month preceding such Remittance Date.

     Prepayment Period: As to any Remittance Date, (a) in the case of Full Principal Prepayments, other than with respect to the initial Remittance Date, the period commencing on the 16th day of the month prior to the month in which the related Remittance Date occurs and ending on the 15th day of the month in which such Remittance Date occurs and, in the case of the initial Remittance Date, the period commencing on the Cut-off Date and ending on the 15th day of the month in which such Remittance Date occurs and (b) in the case of Partial Principal Prepayments or other recoveries, the preceding calendar month.

     Primary Mortgage Insurance Policy: Each primary policy of mortgage insurance, or any replacement policy therefor obtained by the Servicer pursuant to Section 4.08.

     Prime Rate: The prime rate of U.S. money center banks as published from time to time in The Wall Street Journal.

     Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan full or partial which is received in advance of its scheduled Due Date, including any Prepayment Charge, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Qualified Appraiser: An appraiser, duly appointed by the Servicer, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, which appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

     Qualified Depository: (a) The Custodian, (b) a depository, the accounts of which are insured by the FDIC and the short term debt ratings and the long term deposit ratings of which are rated in one of the two highest rating categories by either of Moody's Investors Service, Inc. or Fitch, Inc., or (c) a depository, the short-term debt obligations, or other short-term deposits of which are rated at least `A-2' and the long-term unsecured debt obligations of which are rated at least `AA-' by Standard & Poor's Ratings Service, a division of The McGraw Hill Companies Inc.

     Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, approved as an insurer by Fannie Mae and Freddie Mac.

     Rating Agency: Standard & Poor's Ratings Service, a division of The McGraw Hill Companies Inc., and Moody's Investors Service, Inc.

     Reconstitution Agreement: Any agreement involving any Pass-Through Transfer or Whole Loan Transfer.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     REMIC Provisions: The provisions of the Federal income tax law relating to a REMIC, which appear at Section 860A through 860G of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

     Remittance Date: The Remittance Date shall be no later than 1 PM New York time on the 23rd day of any month, or if such 23rd day is not a Business Day, the first Business Day immediately preceding such 23rd day.

     REO Disposition: The final sale by the Servicer of any REO Property.

     REO Disposition Proceeds: Amounts received by the Servicer in connection with a related REO Disposition.

     REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Owner as described in Section 4.13.

     Sarbanes Certification: A certification required pursuant to The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations or amendments thereof by the Commission's staff).

     Securities Act: The Securities Act of 1933, as amended.

     Securities Administrator: The securities administrator with respect to any Pass-Through Transfer.

     Servicer: EMC Mortgage Corporation, or any of its successors in interest or any successor under this Agreement appointed as herein provided.

     Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations relating to each Mortgage Loan, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Servicer specifies the Mortgage Loan(s) to which such expenses relate),
(c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in full or partial satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage and (e) compliance with the obligations under Section 4.08.

     Servicing Criteria: As of any date of determination, the "servicing criteria" set forth in Item 1122(d) of Regulation AB, or any amendments thereto, a summary of the requirements of which as of the date hereof is attached hereto as Exhibit H for convenience of reference only. In the event of a conflict or inconsistency between the terms of Exhibit H and the text of Item 1122(d) of Regulation AB, the text of Item 1122(d) of Regulation AB shall control (or those Servicing Criteria otherwise mutually agreed to by the Owner, the Servicer and any Person that will be responsible for signing any Sarbanes Certification with respect to a Pass-Through Transfer in response to evolving interpretations of Regulation AB and incorporated into a revised Exhibit H).

     Servicing Fee: With respect to each Mortgage Loan, the amount of the annual servicing fee the Owner shall pay to the Servicer, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the applicable Servicing Fee Rate and (b) the outstanding principal balance of the Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Owner to pay the Servicing Fee is limited to, and the Servicing Fee is payable from the interest portion of such Monthly Payment collected by the Servicer or as otherwise provided under
Section 4.05.

     Servicing Fee Rate: The Servicing Fee Rate shall be a rate per annum between 0.25% and 0.50% for each respective mortgage loan, in each case as provided in the Mortgage Loan Schedule.

     Servicing File: The documents, records and other items pertaining to a particular Mortgage Loan and any additional documents relating to such Mortgage Loan as are in, or as may from time to time come into, the Servicer's possession.

     Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

     Stated Principal Balance: As to each Mortgage Loan as of any date of determination, (i) the principal balance of such Mortgage Loan after giving effect to payments of principal due and received or for which a Monthly Advance has been made, minus (ii) all amounts previously distributed to the Owner with respect to the Mortgage Loan representing Principal Prepayments.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

     Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

     Trustee: The Person appointed as trustee in connection with any Pass-Through Transfer.

     Whole Loan Transfer: The sale or transfer of some or all of the ownership interest in the Mortgage Loans by the Owner to one or more third parties in whole loan or participation format, which third party may be Fannie Mae or Freddie Mac.

                                   ARTICLE II

              SERVICING OF MORTGAGE LOANS; POSSESSION OF SERVICING FILES; BOOKS AND RECORDS; DELIVERY OF MORTGAGE LOAN DOCUMENTS

     Section 2.01. Servicing of Mortgage Loans.

     The Servicer does hereby agree to service the Mortgage Loans in accordance with the terms of this Agreement. The rights of the Owner to receive payments with respect to the Mortgage Loans shall be as set forth in this Agreement.

     Section 2.02. Maintenance of Servicing Files.

     The Servicer shall maintain a Servicing File consisting of all documents necessary to service the Mortgage Loans. The possession of each Servicing File by the Servicer is for the sole purpose of servicing the Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only. The Servicer acknowledges that the ownership of each Mortgage Loan, including the Note, the Mortgage, all other Mortgage Loan Documents and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, has been vested in the Owner. All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Servicer shall be received and held by the Servicer in trust for the exclusive benefit of the Owner as the owner of the related Mortgage Loans. Any portion of the related Servicing Files retained by the Servicer shall be appropriately identified in the Servicer's computer system to clearly reflect the ownership of the related Mortgage Loans by the Owner. The Servicer shall release its custody of the contents of the related Servicing Files only in accordance with written instructions of the Owner, except when such release is required as incidental to the Servicer's servicing of the Mortgage Loans, such written instructions shall not be required.

     Section 2.03. Books and Records.

     The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Servicer's computer system to clearly reflect the ownership of the Mortgage Loan by the Owner. In particular, the Servicer shall maintain in its possession, available for inspection by the Owner, or its designee and shall deliver to the Owner upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, as applicable, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Servicer complies with the requirements of the Fannie Mae Guide.

     The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Owner or its designee the related Servicing File (or copies thereof) during the time the Owner retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

     Section 2.04. Transfer of Mortgage Loans.

     No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any person with respect to this Agreement or any Mortgage Loan unless a notice of the transfer of such Mortgage Loan has been delivered to the Servicer in accordance with this Section
2.04. The Owner may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans in accordance with Sections 10.02 and 11.12, provided, however, that the transferee will not be deemed to be an Owner hereunder binding upon the Servicer unless such transferee shall agree in writing to be bound by the terms of this Agreement and an assignment and assumption of this Agreement reasonably acceptable to the Servicer. The Owner shall advise the Servicer in writing of the transfer. Upon receipt of notice of the permitted transfer, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Owner from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

     Section 2.05. Delivery of Mortgage Loan Documents.

     The Servicer shall forward to the Custodian on behalf of the Owner original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within 4 week(s) of their execution; provided, however, that the Servicer shall provide the Custodian on behalf of the Owner with a certified true copy of any such document submitted for recordation within 4 week(s) after its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 180 days of its execution. If delivery is not completed within 180 days solely due to delays in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office, the Servicer shall continue to use its best efforts to effect delivery as soon as possible thereafter.

     From time to time the Servicer may have a need for Mortgage Loan Documents to be released by the Custodian. If the Servicer shall require any of the Mortgage Loan Documents, the Servicer shall notify the Custodian in writing of such request in the form of the request for release attached hereto as Exhibit
D. The Custodian shall deliver to the Servicer within five (5) Business Days, any requested Mortgage Loan Document previously delivered to the Custodian, provided that such documentation is promptly returned to the Custodian when the Servicer no longer requires possession of the document, and provided that during the time that any such documentation is held by the Servicer, such possession is in trust for the benefit of the Owner.

                                   ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE SERVICER

     The Servicer represents, warrants and covenants to the Owner that as of the date hereof or as of such date specifically provided herein:

     (a) The Servicer is a validly existing corporation in good standing under the laws of the State of its organization and is qualified to transact business in, is in good standing under the laws of, and possesses all licenses necessary for the conduct of its business in, each state in which any Mortgaged Property is located or is otherwise exempt or not required under applicable law to effect such qualification or license and no demand for such qualification or license has been made upon the Servicer by any such state, and in any event the Servicer is in compliance with the laws of each such State to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

     (b) The Servicer has full power and authority to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance;

     (c) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated thereby and hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with any of the terms, conditions or provisions of the Servicer's articles of incorporation or by-laws or materially conflict with or result in a breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

     (d) There is no litigation pending or, to the Servicer's knowledge, threatened with respect to the Servicer which is reasonably likely to have a material adverse effect on the execution, delivery or enforceability of this Agreement, or which is reasonably likely to have a material adverse effect on the financial condition of the Servicer;

     (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement except for consents, approvals, authorizations and orders which have been obtained;

     (f) The Servicer is an approved seller/servicer of residential mortgage loans for Fannie Mae and Freddie Mac. The Servicer is in good standing to service mortgage loans for Fannie Mae and Freddie Mac and no event has occurred which would make the Servicer unable to comply with eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

     (g) As of the date of each Pass-Through Transfer, and except as has been otherwise disclosed to the Owner, the Master Servicer and any Depositor, or disclosed in any public filing: (1) no default or servicing related performance trigger has occurred as to any other Pass-Through Transfer due to any act or failure to act of the Servicer; (2) no material noncompliance with applicable servicing criteria as to any other Pass-Through Transfer has occurred, been disclosed or reported by the Servicer; (3) the Servicer has not been terminated as servicer in a residential mortgage loan Pass-Through Transfer, either due to a servicing default or to application of a servicing performance test or trigger; (4) no material changes to the Servicer's servicing policies and procedures for similar loans have occurred in the preceding three years outside of the normal changes warranted by regulatory and product type changes in the portfolio; (5) there are no aspects of the Servicer's financial condition that could have a material adverse impact on the performance by the Servicer of its obligations hereunder; (6) there are no legal proceedings pending, or known to be contemplated by governmental authorities, against the Servicer that could be material to investors in the securities issued in such Pass-Through Transfer; and (7) there are no affiliations, relationships or transactions relating to the Servicer of a type that are described under Item 1119 of Regulation AB;

     (h) If so requested by the Owner, the Master Servicer or any Depositor on any date, the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in clause (g) of this Article or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party;

     (i) Notwithstanding anything to the contrary in the Agreement, the Servicer shall (or shall cause each Subservicer) (i) immediately notify the Owner, the Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Servicer or any Subservicer, (B) any affiliations or relationships that develop following the closing date of a Pass-Through Transfer between the Servicer or any Subservicer and any of the parties specified in clause (7) of paragraph (g) of this Article (and any other parties identified in writing by the requesting party) with respect to such Pass-Through Transfer, (C) any Event of

Default under the terms of this Agreement or any Reconstitution Agreement,
(D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships;

     (j) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Owner, the Master Servicer and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner, the Master Servicer and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner, the Master Servicer and such Depositor, all information reasonably requested by the Owner, the Master Servicer or any Depositor in order to comply with its reporting obligation under
Item 6.02 of Form 8-K with respect to any class of asset-backed securities; and

     (k) Servicer has delivered to the Owner and the Master Servicer financial statements of its parent, for its last two complete fiscal years. All such financial information fairly presents the pertinent results of operations and financial position for the period identified and has been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the servicing policies and procedures, business, operations, financial condition, properties or assets of the Servicer since the date of the Servicer's financial information that would have a material adverse effect on its ability to perform its obligations under this Agreement.

                                   ARTICLE IV
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     Section 4.01. Servicer to Act as Servicer.

     The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with Accepted Servicing Practices (giving due consideration to the Owner's reliance on the Servicer), and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement and with Accepted Servicing Practices and shall exercise the same care that it customarily employs for its own account. In addition, the Servicer shall furnish information regarding the borrower credit files related to such Mortgage Loan to credit reporting agencies in compliance with the provisions of the Fair Credit Reporting Act and the applicable implementing regulations. Except as set forth in this Agreement, the Servicer shall service the Mortgage Loans in accordance with Accepted Servicing Practices in compliance with the servicing provisions of the Fannie Mae Guide, which include, but are not limited to, provisions regarding the liquidation of Mortgage Loans, the collection of Mortgage Loan payments, the payment of taxes, insurance and other charges, the maintenance of hazard insurance with a Qualified Insurer, the maintenance of fidelity bond and errors and omissions insurance, inspections, the restoration of

Mortgaged Property, the maintenance of Primary Mortgage Insurance Policies, insurance claims, and title insurance, management of REO Property, permitted withdrawals with respect to REO Property, liquidation reports, and reports of foreclosures and abandonments of Mortgaged Property, the transfer of Mortgaged Property, the release of Mortgage Loan Documents, annual statements, and examination of records and facilities. In the event of any conflict, inconsistency or discrepancy between any of the servicing provisions of this Agreement and any of the servicing provisions of the Fannie Mae Guide, the provisions of this Agreement shall control and be binding upon the Owner and the Servicer. The Owner may, at its option, deliver powers-of-attorney to the Servicer sufficient to allow the Servicer as servicer to execute all documentation requiring execution on behalf of Owner with respect to the servicing of the Mortgage Loans, including satisfactions, partial releases, modifications and foreclosure documentation or, in the alternative, shall as promptly as reasonably possible, execute and return such documentation to the Servicer.

     Consistent with and in addition to the terms set forth in this Agreement, if a Mortgage Loan is in default or such default is reasonably foreseeable, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any mortgagor, including without limitation, to (1) capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, (2) defer such amounts to a later date or the final payment date of such Mortgage Loan, (3) extend the maturity of any such Mortgage Loan, (4) amend the related Mortgage Note to reduce the related Mortgage Rate with respect to any Mortgage Loan, (5) convert the Mortgage Rate on any Mortgage Loan from a fixed rate to an adjustable rate or vice versa, (6) with respect to a mortgage loan with an initial fixed rate period followed by an adjustable rate period, extend the fixed period and reduce the adjustable rate period, and/or (7) forgive the amount of any interest and principal owed by the related Mortgagor; provided that, in the Servicer's reasonable and prudent determination, such waiver, modification, postponement or indulgence: (A) is not materially adverse to the interests of the Owner on a present value basis using reasonable assumptions (including taking into account any estimated Realized Loss (as such term is defined in the related pooling and servicing agreement) that might result absent such action); and (B) does not amend the related Mortgage Note to extend the maturity thereof later than the date of the Latest Possible Maturity Date (as such term is defined in the related pooling and servicing agreement); provided, further, with respect to any Mortgage Loan that is not in default or if default is not reasonably foreseeable, unless the Servicer has provided to the Owner a certification addressed to the Owner, based on the advice of counsel or certified public accountants that have a national reputation with respect to taxation of REMICs that a modification of such Mortgage Loan will not result in the imposition of taxes on or disqualify from REMIC status any of the REMICs and has obtained the prior written consent of the Owner, the Servicer shall not permit any modification with respect to any Mortgage Loan.

     In the event of any such modification which has been agreed to in writing by the Owner and which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the related Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 4.04 and Section 5.03, the difference between (a) such month's principal and one month's interest at the related Mortgage

Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances pursuant to Section 4.05. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to prepare, execute and deliver, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.

     The Servicer shall perform all of its servicing responsibilities hereunder or may cause a subservicer to perform any such servicing responsibilities on its behalf, but the use by the Servicer of a subservicer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of each subservicer as fully as if such acts and omissions were those of the Servicer. Any such subservicer must be a Fannie Mae approved seller/servicer or a Freddie Mac seller/servicer in good standing and no event shall have occurred, including but not limited to, a change in insurance coverage, which would make it unable to comply with the eligibility requirements for lenders imposed by Fannie Mae or for seller/servicers by Freddie Mac, or which would require notification to Fannie Mae or Freddie Mac. The Servicer shall pay all fees and expenses of each subservicer from its own funds, and a subservicer's fee shall not exceed the Servicing Fee.

     At the cost and expense of the Servicer, without any right of reimbursement from the Custodial Account, the Servicer shall be entitled to terminate the rights and responsibilities of a subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer meeting the requirements in the preceding paragraph, provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer's option, from electing to service the related Mortgage Loans itself. In the event that the Servicer's responsibilities and duties under this Agreement are terminated pursuant to Section 8.04, 9.01 or 10.01, and if requested to do so by the Owner, the Servicer shall at its own cost and expense terminate the rights and responsibilities of each subservicer effective as of the date of termination of the Servicer. The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of each subservicer from the Servicer's own funds without reimbursement from the Owner.

     Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or any reference herein to actions taken through a subservicer or otherwise, the Servicer shall not be relieved of its obligations to the Owner and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into an agreement with a subservicer for indemnification of the Servicer by the subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving a subservicer shall be deemed to be between such subservicer and Servicer alone, and the Owner shall have no obligations, duties or liabilities with respect to such Subservicer including no obligation, duty or liability of Owner to pay such subservicer's fees and expenses. For purposes of distributions and advances by the Servicer pursuant to this

Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when a subservicer has received such payment.

     Section 4.02. Collection of Mortgage Loan Payments.

     Continuously from the date hereof until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer will proceed with diligence to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of related Primary Mortgage Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Servicer will take reasonable care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

     The Servicer shall not waive any Prepayment Charge unless: (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally, (ii) the enforcement thereof is illegal, or any local, state or federal agency has threatened legal action if the prepayment penalty is enforced, (iii) the mortgage debt has been accelerated in connection with a foreclosure or other involuntary payment or (iv) such waiver is standard and customary in servicing similar Mortgage Loans and relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan. If a Prepayment Charge is waived, but does not meet the standards described above, then the Servicer is required to pay the amount of such waived Prepayment Charge by remitting such amount to the Owner by the Remittance Date.

     Section 4.03. Realization Upon Defaulted Mortgage Loans.

     The Servicer shall use its reasonable efforts, consistent with the procedures that the Servicer would use in servicing loans for its own account and the requirements of the Fannie Mae Guide, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 4.01. In determining the delinquency status of any Mortgage Loan, the Servicer will apply the definition of Delinquent as such term is defined under the related pooling and servicing agreement. The Servicer shall use its reasonable efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Owner, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Owner after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings or functions as Servicing Advances; provided, however, that it shall be entitled to reimbursement therefor as provided in Section 4.05. Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector. Upon completion of the inspection, the Servicer shall promptly provide the Owner with a written report of the environmental inspection. After reviewing the environmental inspection report, the Owner shall determine how the Servicer shall proceed with respect to the Mortgaged Property.

     Section 4.04. Establishment of Custodial Accounts; Deposits in Custodial Accounts.

     The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts. Each Custodial Account shall be established with a Qualified Depository. To the extent such funds are not deposited in a Custodial Account, such funds may be invested in Permitted Investments for the benefit of the Owner (with any income earned thereon for the benefit of the Servicer). Custodial Accounts will be reconciled within 45 calendar days after the bank statement cut-off date. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by a letter agreement in the form shown in Exhibit B hereto. The original of such letter agreement shall be furnished to the Owner upon request. The Servicer acknowledges and agrees that the Servicer shall bear any losses incurred with respect to Permitted Investments. The amount of any such losses shall be immediately deposited by the Servicer in the Custodial Account, out of the Servicer's own funds, with no right to reimbursement therefor.

     The Servicer shall deposit in a mortgage clearing account on a daily basis, and in the Custodial Account or Accounts no later than two business days after receipt and identification of funds and retain therein the following payments and collections:

          (i) all payments on account of principal, including Principal Prepayments (inclusive of any Prepayment Charges), on the Mortgage Loans received after the Cut-off Date;

          (ii) all payments on account of interest on the Mortgage Loans adjusted to the related Mortgage Loan Remittance Rate received after the Cut-off Date;

          (iii) all Net Liquidation Proceeds received after the Cut-off Date;

          (iv) any net amounts received by the Servicer after the Cut-off Date in connection with any REO Property pursuant to Section 4.13;

          (v) all Insurance Proceeds received after the Cut-off Date including amounts required to be deposited pursuant to Sections 4.08 and 4.10, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged

     Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

          (vi) all Condemnation Proceeds affecting any Mortgaged Property received after the Cut-off Date other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

          (vii) any Monthly Advances as provided in Section 5.03;

          (viii) any amounts received after the Cut-off Date and required to be deposited in the Custodial Account pursuant to Section 6.02; and

          (ix) with respect to each full or partial Principal Prepayment received after the Cut-off Date, any Prepayment Interest Shortfalls, to the extent of the Servicer's aggregate Servicing Fee received with respect to the related Due Period.

     The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, and all Prepayment Interest Excess need not be deposited by the Servicer in the Custodial Account.

     Section 4.05. Permitted Withdrawals From the Custodial Account.

     The Servicer may, from time to time, make withdrawals from the Custodial Account for the following purposes:

          (i) to make payments to the Owner in the amounts and in the manner provided for in Section 5.01;

          (ii) to reimburse itself for Monthly Advances, the Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fees) of principal and/or interest respecting which any such advance was made;

          (iii) to reimburse itself for unreimbursed Servicing Advances and Monthly Advances, the Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds received after the Cut-off Date related to such Mortgage Loan;

          (iv) to pay to itself as servicing compensation (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date) and (b) the Servicing Fee from that portion of any payment recovery attributable to interest on a particular Mortgage Loan;

          (v) to reimburse itself for any Nonrecoverable Advances;

          (vi) to transfer funds to another Qualified Depository in accordance with Section 4.09 hereof;

          (vii) to reimburse itself as provided in Section 8.03 hereof;

          (viii) to remove funds inadvertently placed in the Custodial Account in error by the Servicer;

          (ix) to clear and terminate the Custodial Account upon the termination of this Agreement; and

          (x) to reimburse itself for any Monthly Advances or Servicing Advances made in connection with a Mortgage Loan modified pursuant to Section 4.01, to the extent that such Advances or Servicing Advances have been added to the Stated Principal Balance of the Mortgage Loan during the related Due Period, the Company's right to reimburse itself pursuant to this subclause
     (x) being limited to amounts received on the Mortgage Loans with respect to principal only.

     Section 4.06. Establishment of Escrow Accounts; Deposits in Escrow
Accounts.

     The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts. Each Escrow Account shall be established with a Qualified Depository. To the extent such funds are not deposited in an Escrow Account, such funds may be invested in Permitted Investments. Funds deposited in an Escrow Account may be drawn on by the Servicer in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by a letter agreement in the form shown in Exhibit C. The original of such letter agreement shall be furnished to the Owner upon request. The Servicer acknowledges and agrees that the Servicer shall bear any losses incurred with respect to Permitted Investments. The amount of any such losses shall be immediately deposited by the Servicer in the Escrow Account, as appropriate, out of the Servicer's own funds, with no right to reimbursement therefor.

     The Servicer shall deposit in a mortgage clearing account on a daily basis, and in the Escrow Account or Accounts no later than 48 hours after receipt of funds and retain therein:

          (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any items as are required under the terms of this Agreement;

          (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

          (iii) all Servicing Advances for Mortgagors whose Escrow Payments are insufficient to cover escrow disbursements.

     The Servicer shall make withdrawals from an Escrow Account only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth in and in accordance with Section 4.07. Except as provided in Section 4.07, the Servicer shall be entitled to retain any interest paid on funds deposited in an Escrow Account by the Qualified Depository.

     Section 4.07. Permitted Withdrawals From Escrow Account.

     Withdrawals from the Escrow Account may be made by the Servicer only:

          (i) to effect timely payments of ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, Primary Mortgage Insurance Policy premiums, if applicable, and comparable items;

          (ii) to reimburse Servicer for any Servicing Advance made by Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder;

          (iii) to refund to the Mortgagor any funds as may be determined to be overages;

          (iv) for transfer to the Custodial Account in connection with an acquisition of REO Property;

          (v) for application to restoration or repair of the Mortgaged
     Property;

          (vi) to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

          (vii) to pay to the Mortgagors or other parties Insurance Proceeds deposited in accordance with Section 4.06;

          (viii) to remove funds inadvertently placed in an Escrow Account in error by the Servicer; and

          (ix) to clear and terminate the Escrow Account on the termination of this Agreement.

     As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in an Escrow Account, to the extent required by law, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

     Section 4.08. Payment of Taxes, Insurance and Other Charges, Maintenance of Primary Mortgage Insurance Policies, Collections Thereunder.

     With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor when due. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

     The Servicer will maintain in full force and effect Primary Mortgage Insurance Policies issued by a Qualified Insurer with respect to each Mortgage Loan for which such coverage is herein required. Such coverage will be maintained until the ratio of the current outstanding principal balance of the related Mortgage Loan to the appraised value of the related Mortgaged Property, based on the most recent appraisal of the Mortgaged Property performed by a Qualified Appraiser, such appraisal to be included in the Servicing File, is reduced to an amount for which Fannie Mae no longer requires such insurance to be maintained. The Servicer will not cancel or refuse to renew any Primary Mortgage Insurance Policy that is required to be kept in force under this Agreement unless a replacement Primary Mortgage Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with a Qualified Insurer. The Servicer shall not take any action which would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

     In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Owner, claims to the insurer under any Private Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to
Section 4.04, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

     Section 4.09. Transfer of Accounts.

     The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. The Servicer shall notify the Owner of any such transfer within 15 Business Days of transfer. If any one of the investment ratings of a Qualified Depository holding funds or Eligible Investments in the Custodial Account or Escrow Account is downgraded by the issuing rating agency, the Servicer shall, within three (3) Business Days of receipt of notice of the downgrading, transfer all such accounts, funds and Permitted Investments to a different Qualified Depository in accordance with this Agreement.

     Section 4.10. Maintenance of Hazard Insurance.

     The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or
(ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) the percentage such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as being a special flood hazard area that has federally-mandated flood insurance requirements, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. The Servicer shall also maintain on the REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05. It is understood and agreed that no other additional insurance need be required by the Servicer or the Mortgagor or maintained on property acquired in respect of the Mortgage Loans, other than pursuant to the Fannie Mae Guide or such applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and its successors and/or assigns and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating in Best's Key Rating Guide currently acceptable to Fannie Mae and are licensed to do business in the state wherein the property subject to the policy is located.

     Section 4.11. Maintenance of Mortgage Impairment Insurance Policy.

     In the event that the Servicer shall obtain and maintain a mortgage impairment or blanket policy issued by an issuer that has a Best rating of A:VI insuring against hazard losses on all of Mortgaged Properties securing the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of Section 4.10, the Servicer shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with
Section 4.10, and there shall have been one or more losses which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as Servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Owner, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days prior written notice to the Owner.

     Section 4.12. Fidelity Bond, Errors and Omissions Insurance.

     The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of Fannie Mae or Freddie Mac on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans and who handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such Fidelity Bond and errors and omissions insurance shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guide or by Freddie Mac in the Freddie Mac Guide. The Servicer shall, upon request of Owner, deliver to the Owner a certificate from the surety and the insurer as to the existence of the Fidelity Bond and errors and omissions insurance policy and shall obtain a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty days prior written notice to the Owner. The Servicer shall notify the Owner within five Business Days of receipt of notice that such Fidelity Bond or insurance policy will be, or has been, materially modified or terminated. The Owner and its successors or assigns as their interests may appear must be named as loss payees on the Fidelity Bond and as additional insured on the errors and omissions policy.

     Section 4.13. Title, Management and Disposition of REO Property.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Owner or its designee. Any such Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the benefit of the Owner.

     The Servicer shall assume the responsibility for marketing each REO Property in accordance with Accepted Servicing Practices. Thereafter, the Servicer shall continue to provide certain administrative services to the Owner relating to such REO Property as set forth in this Section 4.13. The REO Property must be sold within three years following the end of the calendar year of the date of acquisition, unless a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held and
(i) the Owner shall have been supplied with an Opinion of Counsel (at the Servicer's expense) to the effect that the holding by the related trust of such Mortgaged Property subsequent to such three-year period (and specifying the period beyond such three-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the related trust as defined in Section 860F of the Code, or cause the related REMIC to fail to qualify as a REMIC, in which case the related trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (ii) the Owner (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by
Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable period. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Owner as to progress being made in selling such REO Property.

     Notwithstanding any other provision of this Agreement, if a REMIC election has been made, no Mortgaged Property held by a REMIC shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the related trust or sold or managed in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within a meaning of Section 860G(a)(8) of the Code, (ii) subject the related trust to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of Section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the related trust or any income from non-permitted assets as described in Section 860F(a) (2)(B) of the Code, unless the Servicer has agreed to indemnify and hold harmless the related trust with respect to the imposition of any such taxes.

     The Servicer shall deposit or cause to be deposited, on a daily basis in each Custodial Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 hereof. The Servicer shall maintain separate records with respect to each REO Property identifying all deposits and withdrawals from the Custodial Account for each REO Property.

     The Servicer shall furnish to the Owner on each Remittance Date, an operating statement for each REO Property covering the operation of each REO Property for the previous month.

Such operating statement shall be accompanied by such other information as the Owner shall reasonably request.

     The Servicer shall, either itself or through an agent selected by the Servicer, and in accordance with the Fannie Mae Guide, manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Owner. The REO Disposition Proceeds from the sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter, the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related Servicing Advances, or Monthly Advances made pursuant to Section 5.03.

     The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter or more frequently as may be required by the circumstances. The Servicer shall make or cause the inspector to make a written report of each such inspection. Such reports shall be retained in the Servicing File and copies thereof shall be forwarded by the Servicer to the Owner.

     Section 4.14. Notification of Adjustments.

     With respect to each Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date in compliance with requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments. The Servicer shall promptly, upon written request therefor, deliver to the Owner such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Owner that the Servicer has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note and Mortgage, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused to the Owner thereby.

                                    ARTICLE V
                              PAYMENTS TO THE OWNER

     Section 5.01. Remittances.

     On each Remittance Date, the Servicer shall remit to the Owner (i) all amounts credited to the Custodial Account as of the close of business on the last day of the calendar month preceding the Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05, except (a) Full Principal Prepayments received on or before the 15th day of the month in which a Remittance Date occurs shall be remitted to the Owner on the Remittance Date of such month, and (b) Full Principal Prepayments received after the 15th day of the month in which a Remittance Date occurs shall be remitted to the Owner on the next following Remittance Date, plus, to the extent not already deposited in the Custodial Account, the sum of (ii) all Monthly Advances, if any, which the Servicer is obligated to distribute pursuant to Section 5.03 and (iii) all Prepayment Interest Shortfalls the Servicer is required to make up pursuant to Section 4.04, minus (iv) any amounts attributable to Monthly Payments collected after the Cut-off Date but due on a Due Date or Dates subsequent to the last day of the related Due Period, which amounts shall be remitted on the related Remittance Date next succeeding the Due Period for such amounts.

     With respect to any remittance received by the Owner after the Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be remitted to the Owner by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

     Section 5.02. Statements to the Owner and the Master Servicer.

     The Servicer shall furnish to the Owner and the Master Servicer an individual Mortgage Loan accounting report (a "Report"), as of the last Business Day of each month and the end of the related Prepayment Period, as applicable, in the Servicer's assigned loan number order to document Mortgage Loan payment activity on an individual Mortgage Loan basis. With respect to each month, such Report shall be received by the Owner and the Master Servicer no later than the twelfth calendar day of the month of the related Remittance Date (or, with respect to information as to Full Principal Prepayments and prepayment penalties no later than one (1) Business Day after the end of each Prepayment Period), a report in an Excel (or compatible) electronic format, in such format as may be mutually agreed upon by both the Owner and the Servicer, and which shall provide the information required to be contained in the monthly statements to certificateholders as specified in the related pooling and servicing agreement, to the extent applicable to the Servicer.

     In addition, the Servicer shall provide to the Master Servicer and the Owner such other information known or available to the Servicer that is necessary in order to provide the distribution and pool performance information as required under Regulation AB, as amended from time to time, as determined by the Owner in its sole discretion. The Servicer shall also provide a monthly report, in the form of Exhibit E or Exhibit E-1 attached hereto, or such other form as is mutually acceptable to the Servicer, the Owner and the Master Servicer, Exhibit F or Exhibit F-1 or such other form as is mutually acceptable to the Servicer, the Owner and the Master Servicer with respect to defaulted mortgage loans and Exhibit K, with respect to realized losses and gains, with each such report.

     The Servicer shall prepare and file any and all information statements or other filings required to be delivered to any governmental taxing authority or to Owner or the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Owner and the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Owner and the


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


Master Servicer to prepare its federal income tax return as Owner and the Master Servicer may reasonably request from time to time.

     In addition, not more than 60 days after the end of each calendar year, the Servicer shall furnish to each Person who was an Owner and the Master Servicer at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances of principal and interest for the applicable portion of such year.

     Section 5.03. Monthly Advances by the Servicer.

     Not later than the close of business on the Business Day preceding each Remittance Date, the Servicer shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Servicer, whether or not deferred pursuant to Section 4.01, of Monthly Payments, adjusted to the related Mortgage Loan Remittance Rate, which are delinquent at the close of business on the related Determination Date; provided, however, that in the case of any Option ARM Mortgage Loan or Mortgage Loan having a Negative Amortization feature, such deposit by the Servicer need not exceed scheduled monthly payment of interest due thereon; and provided further, however, that the amount of any such deposit may be reduced by the Amount Held for Future Distribution (as defined below) then on deposit in the Custodial Account. Any portion of the Amount Held for Future Distribution used to pay Monthly Advances shall be replaced by the Servicer by deposit into the Custodial Account on any future Remittance Date to the extent that the funds that are available in the Custodial Account for remittance to the Owner on such Remittance Date are less than the amount of payments required to be made to the Owner on such Remittance Date.

     The "Amount Held for Future Distribution" as to any Remittance Date shall be the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date which were received after the Cut-off Date on account of (i) Liquidation Proceeds, Insurance Proceeds, and Principal Prepayments received or made in the month of such Remittance Date, and
(ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

     The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the final disposition or liquidation of the Mortgaged Property, unless the Servicer deems such advance to be nonrecoverable from Liquidation Proceeds, REO Disposition Proceeds or Insurance Proceeds with respect to the applicable Mortgage Loan. In such latter event, the Servicer shall deliver to the Owner an Officer's Certificate of the Servicer to the effect that an officer of the Servicer has reviewed the related Servicing File and has obtained a recent appraisal and has made the reasonable determination that any additional advances are nonrecoverable from Liquidation or Insurance Proceeds with respect to the applicable Mortgage Loan.

     Section 5.04. Liquidation Reports.

     Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed-in-lieu of foreclosure, the Servicer shall submit to the Owner a liquidation report with respect to such Mortgaged Property in such form as the Servicer and the Owner shall agree. The Servicer shall also provide reports on the status of REO Property containing such information as Owner may reasonably require.

                                   ARTICLE VI
                          GENERAL SERVICING PROCEDURES

     Section 6.01. Assumption Agreements.

     The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of a Mortgaged Property (whether by absolute conveyance or by contract of, sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause to the extent permitted by law; provided, however, that the Servicer shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer, will enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Section 6.01, the Servicer, with the prior consent of the primary mortgage insurer, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

     In connection with any such assumption or substitution of liability, the Servicer shall follow the underwriting practices and procedures of the Fannie Mae Guide. With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note and the amount of the Monthly Payment may not be changed. The Servicer shall notify the Owner that any such substitution of liability or assumption agreement has been completed by forwarding to the Owner the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage Loan Documents and shall, for all purposes, be considered a part of such related mortgage file to the same extent as all other documents and instruments constituting a part thereof. All fees collected by the Servicer for entering into an assumption or substitution of liability agreement shall belong to the Servicer.

     Notwithstanding the foregoing paragraphs of this section or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 6.01, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

     Section 6.02. Satisfaction of Mortgages and Release of Mortgage Loan Documents.

     Upon the payment in full of any Mortgage Loan, the Servicer will immediately notify the Custodian with a certification and request for release by a Servicing Officer, which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 4.04 have been so deposited, and a request for delivery to the Servicer of the portion of the Mortgage Loan Documents held by the Custodian. Upon receipt of such certification and request, the Owner shall promptly release or cause the Custodian to promptly release the related Mortgage Loan Documents to the Servicer and the Servicer shall prepare and deliver for execution by the Owner or at the Owner's option execute under the authority of a power of attorney delivered to the Servicer by the Owner any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

     In the event the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Owner may have under the mortgage instruments, the Servicer, upon written demand, shall remit within one Business Day to the Owner the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Servicer shall maintain the Fidelity Bond insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

     From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loans, including for the purpose of collection under any Primary Mortgage Insurance Policy, upon request of the Servicer and delivery to the Custodian of a servicing receipt signed by a Servicing Officer, the Custodian shall release the portion of the Mortgage Loan Documents held by the Custodian to the Servicer. Such servicing receipt shall obligate the Servicer to promptly return the related Mortgage Loan Documents to the Custodian, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or such documents have been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has promptly delivered to the Owner or the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such documents were delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Owner or the Custodian, as applicable, to the Servicer.

     Section 6.03. Servicing Compensation.

     As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amounts provided for as the Servicer's Servicing Fee. Additional servicing compensation in the form of assumption fees, as provided in
Section 6.01, late payment charges (exclusive of any Prepayment Charges) and other ancillary fees shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

     Section 6.04. Annual Statement as to Compliance; Annual Certification.

     (a) The Servicer will deliver to the Owner and the Master Servicer, not later than March 15th of each calendar year beginning in 2008, an Officer's Certificate (an "Annual Statement of Compliance") stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement or other applicable servicing agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement or other applicable servicing agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. Copies of such statement shall be provided by the Servicer to the Owner upon request and by the Owner to any Person identified as a prospective purchaser of the Mortgage Loans. In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a Subservicer, the Servicer shall deliver an Annual Statement of Compliance of the Subservicer as described above as to each Subservicer as and when required with respect to the Servicer.

     (b) With respect to the Mortgage Loans, by March 15th of each calendar year beginning in 2008, an officer of the Servicer shall execute and deliver an Officer's Certificate (an "Annual Certification") to the Owner, the Master Servicer, the Securities Administrator, and any related Depositor for the benefit of each such entity and such entity's affiliates and the officers, directors and agents of any such entity and such entity's affiliates, in the form attached hereto as Exhibit G. In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a Subservicer or a Subcontractor, to the extent such Subcontractor is "participating in the servicing function" pursuant to Item 1122 of Regulation AB, the Servicer shall deliver an Annual Certification as to each such Subservicer and Subcontractor, as and when required with respect to the Servicer.

     The Servicer shall indemnify and hold harmless the Master Servicer and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 6.04 or Section 6.09 or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this Section 6.04 or Section 6.09 or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

     Upon request by the Owner or the Master Servicer, the Servicer will deliver to such requesting party a copy of the audited (if such financial statements are available, otherwise unaudited) financial statements of the Servicer for the most recent fiscal year of the Servicer.

     Section 6.05. [Reserved]

     Section 6.06. Owner's Right to Examine Servicer Records.

     The Owner shall have the right to examine and audit, at its expense, upon reasonable notice to the Servicer, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Servicer, or held by another for the Servicer or on its behalf or otherwise, which relate to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

     The Servicer shall provide to the Owner and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Owner access to any documentation regarding the Mortgage Loans in the possession of the Servicer which may be required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Servicer, and in accordance with the applicable federal or state government regulations.

     Section 6.07. Compliance with REMIC Provisions.

     If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contribution" to a REMIC set forth in Section 860G(d) of the Code unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such actions) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

     Section 6.08. Non-solicitation.

     The Servicer shall not knowingly conduct any solicitation exclusively targeted to the Mortgagors for the purpose of inducing or encouraging the early prepayment or refinancing of the related Mortgage Loans. It is understood and agreed that promotions undertaken by the Servicer or any agent or affiliate of the Servicer which are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this section. Nothing contained herein shall prohibit the Servicer from
(i) distributing to Mortgagors any general advertising including information brochures, coupon books, or other similar documentation which indicates services the Servicer offers, including refinances or (ii) providing financing of home equity loans to Mortgagors at the Mortgagor's request.

     Section 6.09. Assessment of Compliance with Servicing Criteria.

     On and after April 1, 2007, the Servicer shall service and administer, and shall cause each subservicer to service or administer, the Mortgage Loans in accordance with all applicable requirements of the Servicing Criteria.

     With respect to the Mortgage Loans, the Servicer shall deliver to the Owner or its designee, the Master Servicer, the Securities Administrator, and any Depositor on or before March 15th of each calendar year beginning in 2008, a report (an "Assessment of Compliance") regarding the Servicer's assessment of compliance with the Servicing Criteria during the preceding calendar year as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, or as otherwise required by the Master Servicer, which as of the date hereof, require a report by an authorized officer of the Servicer that contains the following:

     (a) A statement by such officer of its responsibility for assessing compliance with the Servicing Criteria applicable to the Servicer;

     (b) A statement by such officer that such officer used the Servicing Criteria to assess compliance with the Servicing Criteria applicable to the Servicer;

     (c) An assessment by such officer of the Servicer's compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans;

     (d) A statement that a registered public accounting firm has issued an attestation report on the Servicer's Assessment of Compliance for the period consisting of the preceding calendar year; and

     (e) A statement as to which of the Servicing Criteria, if any, are not applicable to the Servicer, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans.

     Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit J hereto.

     With respect to the Mortgage Loans, on or before March 15th of each calendar year beginning in 2008, the Servicer shall furnish to the Owner or its designee, the Master Servicer, the Securities Administrator and any Depositor a report (an "Attestation Report") by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the Servicer, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, or as otherwise required by the Master Servicer, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

     The Servicer shall cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Section 11.15 to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Owner, the Master Servicer, the Securities Administrator and any Depositor an assessment of compliance and accountants' attestation as and when provided in Section 6.09.

     Section 6.10. Intent of the Parties; Reasonableness.

     The Owner and the Servicer acknowledge and agree that a purpose of clause
(g) of Article III, Sections 5.02, 6.04, 6.09 and 10.02 of this Agreement is to facilitate compliance by the Owner and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. None of the Owner, the Master Servicer or any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Owner or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Pass-Through Transfer, the Servicer shall cooperate fully with the Owner to deliver to the Owner (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner or any Depositor to permit the Owner or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Owner or any Depositor to be necessary in order to effect such compliance.

                                   ARTICLE VII
                       REPORTS TO BE PREPARED BY SERVICER

     Section 7.01. Servicer Shall Provide Information as Reasonably Required.

     The Servicer shall furnish to the Owner upon request, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the purposes of this Agreement. The Servicer may negotiate with the Owner for a reasonable fee for providing such report or information, unless
(i) the Servicer is required to supply such report or information pursuant to any other section of this Agreement, or (ii) the report or information has been requested in connection with Internal Revenue Service or other regulatory agency requirements. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions given by the Owner. The Servicer agrees to execute and deliver all such instruments and take all such action as the Owner, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

                                  ARTICLE VIII
                                  THE SERVICER

     Section 8.01. Indemnification; Third Party Claims.

     The Servicer agrees to indemnify the Owner, its successors and assigns, any agent of the Owner, and the Master Servicer, and hold each of such Persons harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that such Person may sustain in any way related to the failure of the Servicer to perform in any way its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement and for breach of any representation or warranty of the Servicer contained herein. The Servicer shall immediately notify the Owner or other indemnified Person if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the consent of the Owner and such other Indemnified Person and with counsel reasonably satisfactory to the Owner and such Person) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or such other indemnified Person in respect of such claim but failure to so notify the Owner and such other indemnified Person shall not limit its obligations hereunder. The Servicer agrees that it will not enter into any settlement of any such claim without the consent of the Owner and such other indemnified Person unless such settlement includes an unconditional release of the Owner and such other indemnified Person from all liability that is the subject matter of such claim. The provisions of this Section 8.01 shall survive termination of this Agreement.

     Section 8.02. Merger or Consolidation of the Servicer.

     The Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

     Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer whether or not related to loan servicing, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $25,000,000, (ii) the deposits of which are insured by the FDIC, or which is a HUD-approved mortgagee whose primary business is in origination and servicing of first lien mortgage loans, and (iii) which is a Fannie Mae or Freddie Mac approved seller/servicer in good standing.

     Section 8.03. Limitation on Liability of the Servicer and Others.

     Neither the Servicer nor any of the officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform in any way its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of gross negligence or any breach of the terms and conditions of this Agreement. The Servicer and any officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by the Owner respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Servicer may, with the consent of the Owner, which consent shall not be unreasonably withheld, undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Owner will be liable, and the Servicer shall be entitled to be reimbursed therefor from the Custodial Account pursuant to
Section 4.05.

     Section 8.04. Servicer Not to Resign.

     The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of Counsel shall be in form and substance acceptable to the Owner. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in
Section 11.01.

     Section 8.05. No Transfer of Servicing.

     With respect to the retention of the Servicer to service the Mortgage Loans hereunder, the Servicer acknowledges that the Owner has acted in reliance upon the Servicer's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this section, the Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Owner, which approval shall not be unreasonably withheld; provided that the Servicer may assign the Agreement and the servicing hereunder without the consent of Owner to an affiliate of the Servicer to which all servicing of the Servicer is assigned so long as (i) such affiliate is a Fannie Mae and Freddie Mac approved servicer and (ii) if it is intended that such affiliate be spun off to the shareholders of the Servicer, such affiliate have a GAAP net worth of at least $25,000,000 and (iii) such affiliate shall deliver to the Owner a certification pursuant to which such affiliate shall agree to be bound by the terms and conditions of this Agreement and shall certify that such affiliate is a Fannie Mae and Freddie Mac approved servicer in good standing.

                                   ARTICLE IX
                                     DEFAULT

     Section 9.01. Events of Default.

     In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

     (i) any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for one
(1) Business Day after written notice thereof (it being understood that this subparagraph shall not affect Servicer's obligation pursuant to Section 5.01 to pay default interest on any remittance received by the Owner after the Business Day on which such payment was due); or

     (ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement (other than those described in clause (ix) hereof), the breach of which has a material adverse effect and which continue unremedied for a period of thirty days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement and such failure shall be deemed to have a material adverse effect) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

     (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

     (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

     (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

     (vi) the Servicer ceases to be approved by either Fannie Mae or Freddie Mac (to the extent such entities are then operating in a capacity similar to that in which they operate on the date hereof) as a mortgage loan servicer for more than thirty days to the extent such entities perform similar functions; or

     (vii) the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof except as otherwise permitted herein; or

     (viii) the Servicer ceases to be qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Servicer's ability to perform its obligations hereunder; or

     (ix) failure by the Servicer to duly perform, within the required time period, its obligations under Section 6.04, 6.09 or any of clauses (v) through
(viii) of Section 10.02;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Owner, by notice in writing to the Servicer may, in addition to whatever rights the Owner may have under Section 8.01 and at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer (and if the Servicer is servicing any of the Mortgage Loans in a Pass-Through Transfer, appoint a successor servicer reasonably acceptable to the Master Servicer for such Pass-Through Transfer) under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to
Section 11.01. Upon written request from the Owner, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense. The Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans or any REO Property.

     The Servicer shall promptly reimburse the Owner (or any designee of the Owner, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Owner (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer, if the termination and/or transfer of servicing is for cause related to a servicer default. The provisions of this paragraph shall not limit whatever rights the Owner or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

     Section 9.02. Waiver of Defaults.

     The Owner may waive only by written notice any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

                                    ARTICLE X
                                   TERMINATION

     Section 10.01. Termination.

     The respective obligations and responsibilities of the Servicer shall terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; or (ii) by mutual consent of the Servicer and the Owner in writing; or (iii) termination by the Owner pursuant to Section 9.01. Simultaneously with any such termination and the transfer of servicing hereunder, the Servicer shall be entitled to be reimbursed for any outstanding Servicing Advances and Monthly Advances.

     Section 10.02. Cooperation of Servicer with a Reconstitution.

     The Servicer and the Owner agree that with respect to some or all of the Mortgage Loans, on or after the related closing date, on one or more dates (each a "Reconstitution Date") at the Owner's sole option, the Owner may effect a sale (each, a "Reconstitution") of some or all of the Mortgage Loans then subject to this Agreement, without recourse, to:

     (a) one or more third party purchasers in one or more in whole loan transfers (each, a "Whole Loan Transfer"); or

     (b) one or more trusts or other entities to be formed as part of one or more Pass-Through Transfers.

     The Servicer agrees to execute in connection with any agreements among the Owner, the Servicer, and any servicer in connection with a Whole Loan Transfer, an assignment, assumption and recognition agreement, or, at Owner's request, a seller's warranties and servicing agreement or a participation and servicing agreement or similar agreement in form and substance reasonably acceptable to the parties, and in connection with a Pass-Through Transfer, a pooling and servicing agreement in form and substance reasonably acceptable to the parties. It is understood that any such Reconstitution Agreements will not contain any greater obligations on the part of Servicer than are contained in this Agreement.

     With respect to each Whole Loan Transfer and each Pass-Through Transfer entered into by the Owner, the Servicer agrees (1) to cooperate fully with the Owner and any prospective purchaser with respect to all reasonable requests and due diligence procedures; (2) to execute, deliver and perform all Reconstitution Agreements required by the Owner; (3) to restate the representations and warranties set forth in this Agreement as of the settlement or closing date in connection with such Reconstitution (each, a "Reconstitution Date").

     In addition, the Servicer shall provide to such servicer or issuer, as the case may be, and any other participants in such Reconstitution:

     (i) any and all information and appropriate verification of information which may be reasonably available to the Servicer, whether through letters of its auditors and counsel or otherwise, as the Owner or any such other participant shall request upon reasonable demand;

     (ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Servicer as are reasonably agreed upon by the Servicer and the Owner or any such other participant;

     (iii) within 5 Business Days after request by the Owner, the information with respect to the Servicer (as servicer) as required by Item 1108(b) and (c) of Regulation AB, a summary of the requirements of which as of the date hereof is attached hereto as Exhibit I for convenience of reference only, as determined by Owner in its sole discretion. In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a Subservicer, the Servicer shall provide the information required pursuant to this clause with respect to the Subservicer;

     (iv) within 5 Business Days after request by the Owner,

          (a) information regarding any legal proceedings pending (or known to be contemplated) against the Servicer (as servicer) and each Subservicer as required by Item 1117 of Regulation AB, a summary of the requirements of which as of the date hereof is attached hereto as Exhibit I for convenience of reference only, as determined by Owner in its sole discretion,

          (b) information regarding affiliations with respect to the Servicer (as servicer) and each Subservicer as required by Item 1119(a) of Regulation AB, a summary of the requirements of which as of the date hereof is attached hereto as Exhibit I for convenience of reference only, as determined by Owner in its sole discretion, and

          (c) information regarding relationships and transactions with respect to the Servicer (as servicer) and each Subservicer as required by Item 1119(b) and (c) of Regulation AB, a summary of the requirements of which as of the date hereof is attached hereto as Exhibit I for convenience of reference only, as determined by Owner in its sole discretion;

     (v) for the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) provide prompt notice to the Owner, the Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Servicer or any Subservicer, (B) any affiliations or relationships that develop following the closing date of a Pass-Through Transfer between the Servicer or any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Pass-Through Transfer, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships;

     (vi) as a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Owner, the Master Servicer, and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, all information reasonably requested by the Owner or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities;

     (vii) in addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Pass-Through Transfer that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

          (A) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

          (B) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

          (C) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB); and

     (viii) the Servicer shall provide to the Owner, the Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer's performance hereunder.

     In the event of a conflict or inconsistency between the terms of Exhibit I and the text of the applicable Item of Regulation AB as cited above, the text of Regulation AB, its adopting release and other public statements of the SEC shall control.

     The Servicer shall indemnify the Owner, each affiliate of the Owner, and each of the following parties participating in a Pass-Through Transfer: each issuing entity; each Person (including, but not limited to, the Master Servicer, if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Pass-Through Transfer, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Pass-Through Transfer; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

     (i)(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants' letter or other material provided under this Section 10.02 by or on behalf of the Servicer, or provided under this Section 10.02, Sections 6.04 and 6.09 and by or on behalf of any Subservicer or Subcontractor (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

     (ii) any breach by the Servicer of its obligations under this Section 10.02, including particularly any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 10.02, including any failure by the Servicer to identify pursuant to Section
11.15 any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

     (iii) any breach by the Servicer of a representation or warranty set forth in Section Article III or in a writing furnished pursuant to clause (h) of
Article III and made as of a date prior to the closing date of the related Pass-Through Transfer, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to clause (h) of Article III to the extent made as of a date subsequent to such closing date; or

     (iv) the negligence bad faith or willful misconduct of the Servicer in connection with its performance under this Section 10.02.

     If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Servicer on the other.

     In the case of any failure of performance described above, the Servicer shall promptly reimburse the Owner, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Pass-Through Transfer, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Pass-Through Transfer, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered pursuant to this Section or Section 6.04 or Section 6.09 as required by the Servicer, any Subservicer or any Subcontractor.

     This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

     All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer or Pass Through Transfer shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

     Section 10.03. Master Servicer.

     The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Owner, shall have the same rights as the Owner to enforce the obligations of the Servicer under this Agreement. The Master Servicer, or the entity specified in the related pooling and servicing agreement, shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement if such failure constitutes an Event of Default as provided in Article IX of this Agreement. Notwithstanding anything to the contrary, in no event shall the Master Servicer assume any of the obligations of the Owner under this Agreement.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

     Section 11.01. Successor to the Servicer.

     Prior to termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 8.04, 9.01 or 10.01(ii), the Owner shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 8.02 hereof and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Owner and such successor shall agree. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this section and shall in no event relieve the Servicer of the representations and warranties made pursuant to Article III and the remedies available to the Owner under Section 8.01, it being understood and agreed that the provisions of such
Article III and Section 8.01 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

     Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Owner an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or this Agreement pursuant to
Section 8.04, 9.01 or 10.01 shall not affect any claims that the Owner may have against the Servicer arising prior to any such termination or resignation.

     The Servicer shall promptly deliver to the successor the funds in the Custodial Account and the Escrow Account and the Servicing Files and related documents and statements held by it hereunder and the Servicer shall account for all funds. The Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer. The successor shall make such arrangements as it may deem appropriate to reimburse the Servicer for unrecovered Monthly Advances and Servicing Advances which the successor retains hereunder and which would otherwise have been recovered by the Servicer pursuant to this Agreement but for the appointment of the successor servicer.

     Upon a successor's acceptance of appointment as such, the Servicer shall notify the Owner of such appointment.

     All reasonable costs and expenses incurred in connection with replacing the Servicer upon its resignation or the termination of the Servicer in accordance with the terms of this Agreement, including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an Event of Default and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor service to service the Mortgage Loans in accordance with this Agreement, shall be payable on demand by the resigning or terminated Servicer without any right of reimbursement therefor.

     Section 11.02. Amendment.

     This Agreement may be amended from time to time by the Servicer and the Owner by written agreement signed by the Servicer and the Owner.

     Section 11.03. Recordation of Agreement.

     To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any of all the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Owner's expense on direction of the Owner accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interest of the Owner or is necessary for the administration or servicing the Mortgage Loans.

     Section 11.04. Governing Law.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS. THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 11.05. Notices.

     Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telecopier and confirmed by a similar mailed writing, as follows:

     (i)      if to the Servicer:

              EMC Mortgage Corporation
              2780 Lake Vista Drive
              Lewisville, Texas 75067
              Attention:  General Counsel
              Telecopier No.:  (469) 759-4714

     (ii)     if to the Owner:

              Bear, Stearns & Co. Inc.
              383 Madison Ave.
              New York, New York 10179
              Attention:  Global Credit Administration
              Telecopier No.:  (212) 272-3751


     (iii)    if to the Master Servicer:

              Wells Fargo Bank, National Association
              P.O. Box 98
              Columbia, Maryland 21046
              Attention:  Master Servicing - Bear Stearns

              And for overnight delivery to:

              Wells Fargo Bank, National Association
              9062 Old Annapolis Road
              Columbia, Maryland 21045
              Attention:  Client Manager, BSABS 2007-2
              Telecopier No.:  (410) 715-2380

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice, or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the address (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

     Section 11.06. Severability of Provisions.

     Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

     Section 11.07. Exhibits

     The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

     Section 11.08. General Interpretive Principles.

     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

     (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

     (iii) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

     (iv) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

     (v) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

     (vi) the term "include" or "including" shall mean without limitation by reason of enumeration.

     Section 11.09. Reproduction of Documents.

     This Agreement and all documents relating hereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     Section 11.10. Confidentiality of Information.

     Each party recognizes that, in connection with this Agreement, it may become privy to non-public information regarding the financial condition, operations and prospects of the other party. Except as required to be disclosed by law, each party agrees to keep all non-public information regarding the other party strictly confidential, and to use all such information solely in order to effectuate the purpose of this Agreement.

     Section 11.11. Assignment by the Owner.

     The Owner shall have the right, without the consent of the Servicer hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder, by executing an assignment and assumption agreement reasonably acceptable to the Servicer and the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to such Mortgage Loans. In no event shall Owner sell a partial interest in any Mortgage Loan. All references to the Owner in this Agreement shall be deemed to include its assignees or designees. It is understood and agreed between the Owners and the Servicer that no more than five (5) Persons shall have the right of owner under this Agreement at any one time.

     Section 11.12. No Partnership.

     Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for Owner.

     Section 11.13. Execution, Successors and Assigns.

     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.05, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Owner and their respective successors and assigns.

     Section 11.14. Entire Agreement.

     Each of the Servicer and the Owner acknowledge that no representations, agreements or promises were made to it by the other party or any of its employees other than those representations, agreements or promises specifically contained herein. This Agreement sets forth the entire understanding between the parties hereto and shall be binding upon all successors of both parties.

Section 11.15.    Use of Subservicers and Subcontractors.

     (a) The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the servicers of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (d) of this Section. The Servicer must notify the Owner, the Master Servicer and any Depositor in writing of any affiliations or relationships that develop following the closing date between the Servicer or any Subservicer.

     (b) The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of this Section and with clauses (g) and (j) of Article III, Sections 6.04, 6.09 and 10.02 of this Agreement to the same extent as if such Subservicer were the Owner, and to provide the information required with respect to such Subservicer under Section 3.01(i) of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Owner, the Master Servicer and any Depositor any Annual Statement of Compliance required to be delivered by such Subservicer under Section 6.04(a), any Assessment of Compliance and Attestation Report required to be delivered by such Subservicer under Section 6.09, any Annual Certification required under Section 6.04(b), any Additional Form 10-D Disclosure and any Form 8-K Disclosure Information, as and when required to be delivered.

     (c) The Servicer shall promptly upon request provide to the Owner, the Master Servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Owner, the Master Servicer and such Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

     (d) As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of Sections 6.07 and 10.02 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Owner and any Depositor any Assessment of Compliance and Attestation Report and other certificates required to be delivered by such Subservicer and such Subcontractor under Section 6.09 (and any Annual Certification required under Section 6.09(b)), in each case as and when required to be delivered.

     Section 11.16. Third Party Beneficiary

     For purposes of this Agreement, each Master Servicer shall be considered a third party beneficiary to this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.

     IN WITNESS WHEREOF, the Servicer and the Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date and year first above written.

                                    EMC MORTGAGE CORPORATION,
                                    as Servicer

                                    By:  _________________________
                                    Name:
                                    Title:


                                    BEAR STEARNS ASSET BACKED SECURITIES I LLC, as Owner

                                    By:  _________________________
                                    Name:
                                    Title:

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT B

                       CUSTODIAL ACCOUNT LETTER AGREEMENT
                                     (date)


To:______________________
_________________________
_________________________
     (the "Depository")

     As "Servicer" under the Servicing Agreement, dated as of April 1, 2007, (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as "BSABS 2007-2 Custodial Account, in trust for BSABS I, Owner of Whole Loan Mortgages, and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                    By:____________________
                    Name:__________________
                    Title:_________________

     The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number __________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured up to applicable limits by the Federal Deposit Insurance Corporation through the Bank Insurance Fund or the Savings Association Insurance Fund or will be invested in Permitted Investments as defined in the Agreement.

                    [                  ]
                    (name of Depository)
                    By:____________________
                    Name:__________________
                    Title:_________________

                                    EXHIBIT C

                         ESCROW ACCOUNT LETTER AGREEMENT

                                     (date)

To:______________________
_________________________
_________________________
     (the "Depository")


     As "Servicer" under the Servicing Agreement, dated as of April 1, 2007 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.06 of the Agreement, to be designated as "BSABS 2007-2 Escrow Account, in trust for BSABS I, Owner of Whole Loan Mortgages, and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                    By:____________________
                    Name:__________________
                    Title:_________________

     The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number __________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured up to applicable limits by the Federal Deposit Insurance Corporation through the Bank Insurance Fund or the Savings Association Insurance Fund or will be invested in Permitted Investments as defined in the Agreement.

                    [                  ]
                    (name of Depository)
                    By:____________________
                    Name:__________________
                    Title:_________________

                                    EXHIBIT D

                        REQUEST FOR RELEASE OF DOCUMENTS

         To:      Wells Fargo Bank, National Association
                  1015 10th Avenue S.E.
                  Mpls., MN  55414
                  Attn:  ________________

         Re: Custodial Agreement dated as of May ___, 2007, between EMC Mortgage Corporation and Wells Fargo Bank, National Association, as Custodian

     In connection with the administration of the Mortgage Loans held by you as Custodian for the Owner pursuant to the above-captioned Custody Agreement, we request the release, and hereby acknowledge receipt, of the Custodian's Mortgage File for the Mortgage Loan described below, for the reason indicated.


Mortgage Loan Number:


Mortgagor Name, Address & Zip Code:


         Reason for Requesting Documents (check one):

         _______  1.       Mortgage Paid in Full

         _______  2.       Foreclosure

         _______  3.       Substitution

         _______  4.       Other Liquidation (Repurchases, etc.)

         _______  5.       Nonliquidation

[Reason:___________________________]

         Address to which Custodian should

         Deliver the Custodian's Mortgage File:


         __________________________________________
         __________________________________________
         __________________________________________

         By:_______________________________________
                                (authorized signer)

         Issuer:___________________________________

         Address:__________________________________
                 __________________________________

         Date:______________________________________


Custodian


         Wells Fargo Bank, National Association

Please acknowledge the execution of the above request by your signature and date below:

         ______________________________________         ________________________
         Signature                                      Date


         Documents returned to Custodian:


         ______________________________________         ________________________
         Custodian                                      Date


                                                              EXHIBIT E

                                                  REPORTING DATA FOR MONTHLY REPORT


                                         STANDARD LOAN LEVEL FILE LAYOUT - MASTER SERVICING

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MAX
COLUMN NAME                         DESCRIPTION                                       DECIMAL   FORMAT COMMENT            SIZE
---------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR                    A value assigned by the Servicer to define a                Text up to 20 digits
                                    group of loans.                                                                       20
---------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                            A unique identifier assigned to each loan by                Text up to 10 digits
                                    the investor.                                                                         10
---------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                   A unique number assigned to a loan by the                   Text up to 10 digits
                                    Servicer.  This may be different than the                                             10
                                    LOAN_NBR.
---------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME                       The borrower name as received in the file.                  Maximum length of 30
                                    It is not separated by first and last name.                 (Last, First)             30
---------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                       Scheduled monthly principal and scheduled            2      No commas(,) or
                                    interest payment that a borrower is expected to             dollar signs ($)          11
                                    pay, P&I constant.
---------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                       The loan interest rate as reported by the            4      Max length of 6
                                    Servicer.                                                                              6
---------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                        The loan gross interest rate less the service        4      Max length of 6
                                    fee rate as reported by the Servicer.                                                  6
---------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                       The servicer's fee rate for a loan as reported       4      Max length of 6
                                    by the Servicer.                                                                       6
---------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                        The servicer's fee amount for a loan as              2      No commas(,) or
                                    reported by the Servicer.                                   dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                         The new loan payment amount as reported by the       2      No commas(,) or
                                    Servicer.                                                   dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                       The new loan rate as reported by the Servicer.       4      Max length of 6           6
---------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE                      The index the Servicer is using to calculate a       4      Max length of 6           6
---------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL                   The borrower's actual principal balance at the       2      No commas(,) or
                                    beginning of the processing cycle.                          dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL                   The borrower's actual principal balance at the       2      No commas(,) or
                                    end of the processing cycle.                                dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE              The date at the end of processing cycle that                MM/DD/YYYY
                                    the borrower's next payment is due to the                                             10
                                    Servicer, as reported by Servicer.
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1                     The first curtailment amount to be applied.          2      No commas(,) or
                                                                                                dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1                    The curtailment date associated with the first              MM/DD/YYYY
                                    curtailment amount.                                                                   10
---------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1                     The curtailment interest on the first                2      No commas(,) or
                                    curtailment amount, if applicable.                          dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2                     The second curtailment amount to be applied.         2      No commas(,) or
                                                                                                dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2                    The curtailment date associated with the second             MM/DD/YYYY
                                    curtailment amount.                                                                   10
---------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2                     The curtailment interest on the second               2      No commas(,) or
                                    curtailment amount, if applicable.                          dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3                     The third curtailment amount to be applied.          2      No commas(,) or
                                                                                                dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3                    The curtailment date associated with the third              MM/DD/YYYY
                                    curtailment amount.                                                                   10
---------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3                      The curtailment interest on the third                2      No commas(,) or
                                    curtailment amount, if applicable.                          dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------


                                      E-1


---------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                             The loan "paid in full" amount as reported by        2      No commas(,) or
                                    the Servicer.                                               dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                            The paid in full date as reported by the                    MM/DD/YYYY
                                    Servicer.                                                                             10
                                                                                                Action Code Key:
ACTION_CODE                         The standard FNMA numeric code used to indicate             15=Bankruptcy,             2
                                    the default/delinquent status of a particular               30=Foreclosure, ,
                                    loan.                                                       60=PIF,
                                                                                                63=Substitution,
                                                                                                65=Repurchase,70=REO
---------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                         The amount of the interest adjustment as             2      No commas(,) or
                                    reported by the Servicer.                                   dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT              The Soldier and Sailor Adjustment amount, if         2      No commas(,) or
                                    applicable.                                                 dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT                    The Non Recoverable Loan Amount, if applicable.      2      No commas(,) or
                                                                                                dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                       The amount the Servicer is passing as a loss,        2      No commas(,) or
                                    if applicable.                                              dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL                  The scheduled outstanding principal amount due       2      No commas(,) or
                                    at the beginning of the cycle date to be passed             dollar signs ($)          11
                                    through to investors.
---------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL                  The scheduled principal balance due to               2      No commas(,) or
                                    investors at the end of a processing cycle.                 dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT                      The scheduled principal amount as reported by        2      No commas(,) or
                                    the Servicer for the current cycle -- only                  dollar signs ($)          11
                                    applicable for Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                       The scheduled gross interest amount less the         2      No commas(,) or
                                    service fee amount for the current cycle as                 dollar signs ($)          11
                                    reported by the Servicer -- only applicable
                                    for Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                       The actual principal amount collected by the         2      No commas(,) or
                                    Servicer for the current reporting cycle --                 dollar signs ($)          11
                                    only applicable for Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                        The actual gross interest amount less the            2      No commas(,) or
                                    service fee amount for the current reporting                dollar signs ($)          11
                                    cycle as reported by the Servicer -- only
                                    applicable for Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT                 The penalty amount received when a borrower          2      No commas(,) or
                                    prepays on his loan as reported by the                      dollar signs ($)          11
                                    Servicer.
---------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED              The prepayment penalty amount for the loan           2      No commas(,) or
                                    waived by the servicer.                                     dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                            The Effective Payment Date of the Modification              MM/DD/YYYY
                                    for the loan.                                                                         10
---------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                            The Modification Type.                                      Varchar - value can
                                                                                                be alpha or numeric       30
---------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT              The current outstanding principal and interest       2      No commas(,) or
                                    advances made by Servicer.                                  dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------




                                      E-2

                                                              EXHIBIT E-1

                                                  REPORTING DATA FOR MONTHLY REPORT

---------------------------------------------------------------------------------------------------------------------------------
                                    STANDARD LOAN LEVEL FILE LAYOUT - MASTER SERVICING
---------------------------------------------------------------------------------------------------------------------------------
EXHIBIT 1:  Layout
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MAX
COLUMN NAME                         DESCRIPTION                                          DECIMAL  FORMAT COMMENT          SIZE
---------------------------------------------------------------------------------------------------------------------------------
EACH FILE REQUIRES THE FOLLOWING FIELDS:
---------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR                    A value assigned by the Servicer to define a                Text up to 20 digits
                                    group of loans.                                                                       20
---------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                            A unique identifier assigned to each loan by                Text up to 10 digits
                                    the investor.                                                                         10
---------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                   A unique number assigned to a loan by the                   Text up to 10 digits
                                    Servicer.  This may be different than the                                             10
                                    LOAN_NBR.
---------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                       Scheduled monthly principal and scheduled                2  No commas(,) or
                                    interest payment that a borrower is expected to             dollar signs ($)          11
                                    pay, P&I constant.
---------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                       The loan interest rate as reported by the                4  Max length of 6
                                    Servicer.                                                                              6
---------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                        The loan gross interest rate less the service            4  Max length of 6
                                    fee rate as reported by the Servicer.                                                  6
---------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                       The servicer's fee rate for a loan as reported           4  Max length of 6
                                    by the Servicer.                                                                       6
---------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                        The servicer's fee amount for a loan as                  2  No commas(,) or
                                    reported by the Servicer.                                   dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                         The new loan payment amount as reported by the           2  No commas(,) or
                                    Servicer.                                                   dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                       The new loan rate as reported by the Servicer.           4  Max length of 6
                                                                                                                           6
---------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE                      The index the Servicer is using to calculate a           4  Max length of 6
                                    forecasted rate.                                                                       6
---------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL                   The borrower's actual principal balance at the           2  No commas(,) or
                                    beginning of the processing cycle.                          dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL                   The borrower's actual principal balance at the           2  No commas(,) or
                                    end of the processing cycle.                                dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE              The date at the end of processing cycle that                MM/DD/YYYY
                                    the borrower's next payment is due to the                                             10
                                    Servicer, as reported by Servicer.
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1                     The first curtailment amount to be applied.              2  No commas(,) or
                                                                                                dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1                    The curtailment date associated with the first              MM/DD/YYYY
                                    curtailment amount.                                                                   10
---------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1                     The curtailment interest on the first                    2  No commas(,) or
                                    curtailment amount, if applicable.                          dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2                     The second curtailment amount to be applied.             2  No commas(,) or
                                                                                                dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2                    The curtailment date associated with the second             MM/DD/YYYY
                                    curtailment amount.                                                                   10
---------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2                     The curtailment interest on the second                   2  No commas(,) or
                                    curtailment amount, if applicable.                          dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------


                                                                E-1-1



---------------------------------------------------------------------------------------------------------------------------------
EXHIBIT 1:  CONTINUED               STANDARD LOAN LEVEL FILE LAYOUT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MAX
COLUMN NAME                         DESCRIPTION                                          DECIMAL  FORMAT COMMENT          SIZE
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3                     The third curtailment amount to be applied.              2  No commas(,) or
                                                                                                dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3                    The curtailment date associated with the third              MM/DD/YYYY
                                    curtailment amount.                                                                   10
---------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3                      The curtailment interest on the third                    2  No commas(,) or
                                    curtailment amount, if applicable.                          dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                             The loan "paid in full" amount as reported by            2  No commas(,) or
                                    the Servicer.                                               dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                            The paid in full date as reported by the                    MM/DD/YYYY
                                    Servicer.                                                                             10
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                Action Code Key:
ACTION_CODE                         The standard FNMA numeric code used to indicate             15=Bankruptcy,             2
                                    the default/delinquent status of a particular               30=Foreclosure, ,
                                    loan.                                                       60=PIF,
                                                                                                63=Substitution,
                                                                                                65=Repurchase,70=REO
---------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                         The amount of the interest adjustment as                 2  No commas(,) or
                                    reported by the Servicer.                                   dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT              The Soldier and Sailor Adjustment amount, if             2  No commas(,) or
                                    applicable.                                                 dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT                    The Non Recoverable Loan Amount, if applicable.          2  No commas(,) or
                                                                                                dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                       The amount the Servicer is passing as a loss,            2  No commas(,) or
                                    if applicable.                                              dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
PLUS THE FOLLOWING APPLICABLE FIELDS:
---------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL                  The scheduled outstanding principal amount due           2  No commas(,) or
                                    at the beginning of the cycle date to be passed             dollar signs ($)          11
                                    through to investors.
---------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL                  The scheduled principal balance due to                   2  No commas(,) or
                                    investors at the end of a processing cycle.                 dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT                      The scheduled principal amount as reported by            2  No commas(,) or
                                    the Servicer for the current cycle -- only                  dollar signs ($)          11
                                    applicable for Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                       The scheduled gross interest amount less the             2  No commas(,) or
                                    service fee amount for the current cycle as                 dollar signs ($)          11
                                    reported by the Servicer -- only applicable for
                                    Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                       The actual principal amount collected by the             2  No commas(,) or
                                    Servicer for the current reporting cycle --                 dollar signs ($)          11
                                    only applicable for Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                        The actual gross interest amount less the                2  No commas(,) or
                                    service fee amount for the current reporting                dollar signs ($)          11
                                    cycle as reported by the Servicer -- only
                                    applicable for Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT                 The penalty amount received when a borrower              2  No commas(,) or
                                    prepays on his loan as reported by the                      dollar signs ($)          11
                                    Servicer.
---------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED              The prepayment penalty amount for the loan               2  No commas(,) or
                                    waived by the servicer.                                     dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
EXHIBIT 1:  CONTINUED               STANDARD LOAN LEVEL FILE LAYOUT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MAX
COLUMN NAME                         DESCRIPTION                                          DECIMAL  FORMAT COMMENT          SIZE
---------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                            The Effective Payment Date of the Modification              MM/DD/YYYY
                                    for the loan.                                                                         10
---------------------------------------------------------------------------------------------------------------------------------


                                                               E-1-2


---------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                            The Modification Type.                                      Varchar - value can
                                                                                                be alpha or numeric       30
---------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT              The current outstanding principal and interest           2  No commas(,) or
                                    advances made by Servicer.                                  dollar signs ($)          11
---------------------------------------------------------------------------------------------------------------------------------
                                    Flag to indicate if the repurchase of a loan is             Y=Breach
BREACH_FLAG                         due to a breach of Representations and                      N=NO Breach                1
                                    Warranties                                                  Let blank if N/A
---------------------------------------------------------------------------------------------------------------------------------



                                                               E-1-3


EXHIBIT 2:  MONTHLY SUMMARY REPORT BY SINGLE INVESTOR

MONTHLY SUMMARY REPORT

For Month Ended:  mm/dd/yy                                                        Servicer Name__________________________

Prepared by: _________________                                                    Investor Nbr___________________________

-------------------------------------------------------------------------------------------------------------------------
SECTION 1. REMITTANCES AND ENDING BALANCES - REQUIRED DATA

  Beginning Loan Count      Ending Loan Count        Total Monthly        Total Ending Unpaid       Total Monthly
                                                   Remittance Amount       Principal Balance      Principal Balance
           0                        0                    $0.00                   $0.00                  $0.00

PRINCIPAL CALCULATION

1.  Monthly Principal Due                                                                                 +     $0.00
                                                                                                                -----
2.  Current Curtailments                                                                                  +     $0.00
                                                                                                             -  -----
3.  Liquidations                                                                                          +     $0.00
                                                                                                             -  -----
4.  Other (attach explanation)                                                                            +     $0.00
                                                                                                             -  -----
5.  Principal Due                                                                                               $0.00
                                                                                                             -  -----
6.  Interest (reported "gross")                                                                           +     $0.00
                                                                                                             -  -----
7.  Interest Adjustments on Curtailments                                                                  +     $0.00
                                                                                                             -  -----
8.  Servicing Fees                                                                                        +     $0.00
                                                                                                             -  -----
9.  Other Interest (attach explanation)                                                                   +     $0.00
                                                                                                             -  -----
10.  Interest Due (need to subtract ser fee)                                                              +     $0.00
                                                                                                             -  -----
REMITTANCE CALCULATION

11.  Total Principal and Interest Due (lines 5+10)                                                        +     $0.00
                                                                                                             -  -----
12.  Reimbursement of Non-Recoverable Advances                                                            -     $0.00
                                                                                                             -  -----
13.  Total Realized gains                                                                                 +     $0.00
                                                                                                             -  -----
14.  Total Realized Losses                                                                                -     $0.00
                                                                                                             -  -----
15.  Total Prepayment Penalties                                                                           +     $0.00
                                                                                                             -  -----
16.  Total Non-Supported Compensating Interest                                                            -     $0.00
                                                                                                             -  -----
17.  Other (attach explanation)                                                                                 $0.00
                                                                                                             -  -----
18.  Net Funds Due on or before Remittance Date                                                                 $0.00
                                                                                                             -  -----


SECTION 2.  DELINQUENCY REPORT - OPTIONAL DATA OF LOAN ACCOUNTING
                                               INSTALLMENTS DELINQUENT
Total No. of    Total No. of     30- Days      60-Days      90 or more    In            Real Estate    Total Dollar
Loans           Delinquencies                               Days          Foreclosure   Owned          Amount of
                                                                          (Optional)    (Optional      Delinquencies
      0                0              0             0            0             0              0            $0.00


                                                               E-1-4

SECTION 3.  REG AB SUMMARY REPORTING - REPORT ALL APPLICABLE FIELDS
REG AB FIELDS                                     LOAN COUNT         BALANCE
PREPAYMENT PENALTY AMT                                    0           $0.00
PREPAYMENT PENALTY AMT WAIVED                             0           $0.00
DELINQUENCY P&1 AMOUNT                                    0           $0.00








                                                               E-1-5


                                                              EXHIBIT F

                                                  REPORTING DATA FOR DEFAULTED LOANS

                                             STANDARD FILE LAYOUT - DELINQUENCY REPORTING

 (a)           COLUMN/HEADER NAME        (b)     DESCRIPTION                             (c)    DECIMAL (d)          FORMAT COMMENT

 (e)         SERVICER_LOAN_NBR           (f)          A unique number assigned           (g)            (h)
                                                      a loan by the Servicer.  This
                                                      may be different than the
                                                      LOAN_NBR
 (i)         LOAN_NBR                    (j)          A unique identifier assigned to    (k)            (l)
                                                      each loan by the originator.
 (m)         CLIENT_NBR                  (n)          Servicer Client Number             (o)            (p)
 (q)         SERV_INVESTOR_NBR           (r)          Contains a unique number as        (s)            (t)
                                                      assigned by an external
                                                      servicer to identify
                                                      a group of loans in their
                                                      system.
 (u)         BORROWER_FIRST_NAME         (v)          First Name of the Borrower.        (w)            (x)
 (y)         BORROWER_LAST_NAME          (z)          Last name of the borrower.         (aa)           (bb)
 (cc)        PROP_ADDRESS                (dd)         Street Name and Number of          (ee)           (ff)
                                                      Property
 (gg)        PROP_STATE                  (hh)         The state where the  property      (ii)           (jj)
                                                      located.
 (kk)        PROP_ZIP                    (ll)         Zip code where the property is     (mm)           (nn)
                                                      located.
 (oo)        BORR_NEXT_PAY_DUE_DATE      (pp)         The date that the borrower's next  (qq)           (rr)         MM/DD/YYYY
                                                      payment is due to the servicer at
                                                      the end of processing cycle, as
                                                      reported by Servicer.
 (ss)        LOAN_TYPE                   (tt)         Loan Type (i.e. FHA, VA, Conv)     (uu)           (vv)
 (ww)        BANKRUPTCY_FILED_DATE       (xx)         The date a particular bankruptcy   (yy)           (zz)         MM/DD/YYYY
                                                      claim was filed.
 (aaa)       BANKRUPTCY_CHAPTER_CODE     (bbb)        The chapter under which the        (ccc)          (ddd)
                                                      bankruptcy was filed.
 (eee)       BANKRUPTCY_CASE_NBR         (fff)        The case number assigned by the    (ggg)          (hhh)
                                                      court to the bankruptcy filing.
 (iii)       POST_PETITION_DUE_DATE      (jjj)        The payment due date once the      (kkk)          (lll)        MM/DD/YYYY
                                                      bankruptcy has been approved by
                                                      the courts
 (mmm)       BANKRUPTCY_DCHRG_DISM_DATE  (nnn)        The Date The Loan Is Removed From  (ooo)          (ppp)        MM/DD/YYYY
                                                      Bankruptcy. Either by Dismissal,
                                                      Discharged and/or a Motion For
                                                      Relief Was Granted.
 (qqq)       LOSS_MIT_APPR_DATE          (rrr)        The Date The Loss Mitigation Was   (sss)          (ttt)        MM/DD/YYYY
                                                      Approved By The Servicer
 (uuu)       LOSS_MIT_TYPE               (vvv)        The Type Of Loss Mitigation        (www)          (xxx)
                                                      Approved For A Loan Such As;
 (yyy)       LOSS_MIT_EST_COMP_DATE      (zzz)        The Date The Loss Mitigation/      (aaaa)         (bbbb)       MM/DD/YYYY
                                                      Plan Is Scheduled To End/Close
 (cccc)      LOSS_MIT_ACT_COMP_DATE      (dddd)       The Date The Loss Mitigation Is    (eeee)         (ffff)       MM/DD/YYYY
                                                      Actually Completed
 (gggg)      FRCLSR_APPROVED_DATE        (hhhh)       The date DA Admin sends a letter   (iiii)         (jjjj)       MM/DD/YYYY
                                                      to the servicer with instructions
                                                      to begin foreclosure proceedings.
 (kkkk)      ATTORNEY_REFERRAL_DATE      (llll)       Date File Was Referred To          (mmmm)         (nnnn)       MM/DD/YYYY
                                                      Attorney to Pursue Foreclosure
 (oooo)      FIRST_LEGAL_DATE            (pppp)       Notice of 1st legal filed by an    (qqqq)         (rrrr)       MM/DD/YYYY
                                                      Attorney in a Foreclosure Action
 (ssss)      FRCLSR_SALE_EXPECTED_DATE   (tttt)       The date by which a foreclosure    (uuuu)         (vvvv)       MM/DD/YYYY
                                          sale        is expected to occur.
 (wwww)      FRCLSR_SALE_DATE            (xxxx)       The actual date of the foreclosure (yyyy)         (zzzz)       MM/DD/YYYY
                                                      sale.
 (aaaaa)     FRCLSR_SALE_AMT             (bbbbb)      The amount a property sold for at  (ccccc) 2      (ddddd)      No commas(,) or
                                                      the foreclosure sale.                                          dollar signs
                                                                                                                     ($)


                                                                F-1



 (eeeee)     EVICTION_START_DATE         (fffff)      The date the servicer initiates    (ggggg)        (hhhhh)      MM/DD/YYYY
                                                      eviction of the borrower.
 (iiiii)     EVICTION_COMPLETED_DATE     (jjjjj)      The date the court revokes legal   (kkkkk)        (lllll)      MM/DD/YYYY
                                                      possession of the property from
                                                      the borrower.
 (mmmmm)     LIST_PRICE                  (nnnnn)      The price at which an REO property (ooooo)  2     (ppppp)      No commas(,) or
                                                      is marketed.                                                   dollar signs )
                                                                                                                     ($
 (qqqqq)     LIST_DATE                   (rrrrr)      The date an REO property is listed (sssss)        (ttttt)      MM/DD/YYYY
                                                      at a particular price.
 (uuuuu)     OFFER_AMT                   (vvvvv)      The dollar value of an offer for   (wwwww)  2     (xxxxx)      No commas(,) or
                                                      an REO property.                                               dollar signs
                                                                                                                     ($
 (yyyyy)     OFFER_DATE_TIME             (zzzzz)      The date an offer is received by   (aaaaaa)       (bbbbbb)     MM/DD/YYYY
                                                      DA Admin or by the Servicer.
 (cccccc)    REO_CLOSING_DATE            (dddddd)     The date the REO sale of the       (eeeeee)       (ffffff)     MM/DD/YYYY
                                                      property is scheduled to close.
 (gggggg)    REO_ACTUAL_CLOSING_DATE     (hhhhhh)     Actual Date Of REO Sale            (iiiiii)       (jjjjjj)     MM/DD/YYYY

 (kkkkkk)    OCCUPANT_CODE               (llllll)     Classification of how the          (mmmmmm)       (nnnnnn)
                                                      property is occupied.
 (oooooo)    PROP_CONDITION_CODE         (pppppp)     A code that indicates the          (qqqqqq)       (rrrrrr)
                                                      condition of the property.
 (ssssss)    PROP_INSPECTION_DATE        (tttttt)     The date a  property inspection    (uuuuuu)       (vvvvvv)     MM/DD/YYYY
                                                      is performed.
 (wwwwww)    APPRAISAL_DATE              (xxxxxx)     The date the appraisal was done.   (yyyyyy)       (zzzzzz)     MM/DD/YYYY

 (aaaaaaa)   CURR_PROP_VAL               (bbbbbbb)    The current "as is" value of the   (ccccccc) 2    (ddddddd)
                                                      property based on brokers price
                                                      opinion or appraisal.
 (eeeeeee)   REPAIRED_PROP_VAL           (fffffff)    The amount the property would be   (ggggggg) 2    (hhhhhhh)
                                                      worth if repairs are completed
                                                      pursuant to a broker's price
                                                      opinion or appraisal.
 (iiiiiii)   IF APPLICABLE:              (jjjjjjj)                                       (kkkkkkk)      (lllllll)

 (mmmmmmm)   DELINQ_STATUS_CODE          (nnnnnnn)    FNMA Code Describing Status        (ooooooo)      (ppppppp)
                                                      of Loan
 (qqqqqqq)   DELINQ_REASON_CODE          (rrrrrrr)    The circumstances which caused a   (sssssss)      (ttttttt)
                                                      borrower to stop paying on a
                                                      loan.  Code indicates the reason
                                                      why the loan is in default for
                                                      this cycle.
 (uuuuuuu)   MI_CLAIM_FILED_DATE         (vvvvvvv)    Date Mortgage Insurance Claim Was  (wwwwwww)      (xxxxxxx)    MM/DD/YYYY
                                                      Filed With Mortgage Insurance
                                                      Company.
 (yyyyyyy)   MI_CLAIM_AMT                (zzzzzzz)    Amount of Mortgage Insurance Claim (aaaaaaaa)     (bbbbbbbb)   No commas(,) or
                                                      Filed                                                          dollar signs
                                                                                                                     ($)
 (cccccccc)  MI_CLAIM_PAID_DATE          (dddddddd)   Date Mortgage Insurance Company    (eeeeeeee)     (ffffffff)   MM/DD/YYYY
                                                      Disbursed Claim Payment
 (gggggggg)  MI_CLAIM_AMT_PAID           (hhhhhhhh)   Amount Mortgage Insurance Company  (iiiiiiii) 2   (jjjjjjjj)   No commas(,) or
                                                      Paid On Claim                                                  dollar signs
                                                                                                                     ($)
 (kkkkkkkk)  POOL_CLAIM_FILED_DATE       (llllllll)   Date Claim Was Filed With          (mmmmmmmm)     (nnnnnnnn)   MM/DD/YYYY
                                                      Pool Insurance Company
 (oooooooo)  POOL_CLAIM_AMT              (pppppppp)   Amount of Claim Filed With Pool    (qqqqqqqq) 2   (rrrrrrrr)   No commas(,) or
                                                      Insurance Company                                              dollar signs
                                                                                                                     ($)
(ssssssss)   POOL_CLAIM_PAID_DATE        (tttttttt)   Date Claim Was Settled and         (uuuuuuuu)     (vvvvvvvv)   MM/DD/YYYY
                                                      The Check Was Issued By The Pool
                                                      Insurer
 (wwwwwwww)  POOL_CLAIM_AMT_PAID         (xxxxxxxx)   Amount Paid On Claim By            (yyyyyyyy) 2   (zzzzzzzz)   No commas(,) or
                                                      Pool Insurance Company                                         dollar signs
                                                                                                                     ($)
 (aaaaaaaaa) FHA_PART_A_CLAIM_FILED_DATE (bbbbbbbbb)  Date FHA Part A Claim Was          (ccccccccc)    (ddddddddd)  MM/DD/YYYY
                                                      Filed With HUD


                                                                F-2




 (eeeeeeeee) FHA_PART_A_CLAIM_AMT        (fffffffff)  Amount of FHA Part A Claim         (ggggggggg) 2  (hhhhhhhhh)  No commas(,) or
                                                      Filed                                                          dollar signs
                                                                                                                     ($)
 (iiiiiiiii) FHA_PART_A_CLAIM_PAID_DATE  (jjjjjjjjj)  Date HUD Disbursed Part A          (kkkkkkkkk)    (lllllllll)  MM/DD/YYYY
                                                      Claim Payment
 (mmmmmmmmm) FHA_PART_A_CLAIM_PAID_AMT   (nnnnnnnnn)  Amount HUD Paid on Part A Claim    (ooooooooo) 2  (ppppppppp)  No commas(,) or
                                                                                                                     dollar signs
                                                                                                                     ($)
 (qqqqqqqqq) FHA_PART_B_CLAIM_FILED_DATE (rrrrrrrrr)  Date FHA Part B Claim Was Filed    (sssssssss)    (ttttttttt)  MM/DD/YYYY
                                                      With HUD
 (uuuuuuuuu) FHA_PART_B_CLAIM_AMT        (vvvvvvvvv)  Amount of FHA Part B Claim Filed   (wwwwwwwww) 2  (xxxxxxxxx)  No commas(,) or
                                                                                                                     dollar signs
                                                                                                                     ($)
 (yyyyyyyyy) FHA_PART_B_CLAIM_PAID_DATE  (zzzzzzzzz)  Date HUD Disbursed Part B          (aaaaaaaaaa)   (bbbbbbbbbb) MM/DD/YYYY
                                                      Claim Payment
 (cccccccccc)FHA_PART_B_CLAIM_PAID_AMT   (dddddddddd) Amount HUD Paid on Part B          (eeeeeeeeee) 2 (ffffffffff) No commas(,) or
                                                      Claim                                                          dollar signs
                                                                                                                     ($)
 (gggggggggg)  VA_CLAIM_FILED_DATE      (hhhhhhhhhh)  Date VA Claim Was Filed With       (iiiiiiiiii)   (jjjjjjjjjj) MM/DD/YYYY
                                                      the Veterans Admin
 (kkkkkkkkkk)  VA_CLAIM_PAID_DATE       (llllllllll)  Date Veterans Admin. Disbursed     (mmmmmmmmmm)   (nnnnnnnnnn) MM/DD/YYYY
                                                      VA Claim Payment
 (oooooooooo)  VA_CLAIM_PAID_AMT        (pppppppppp)  Amount Veterans Admin. Paid on     (qqqqqqqqqq)2  (rrrrrrrrrr) No commas(,) or
                                                      VA Claim                                                       dollar signs
                                                                                                                     ($)


EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING


The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:
         o    ASUM-  Approved Assumption
         o    BAP-   Borrower Assistance Program
         o    CO-    Charge Off
         o    DIL-   Deed-in-Lieu
         o    FFA-   Formal Forbearance Agreement
         o    MOD-   Loan Modification
         o    PRE-   Pre-Sale
         o    SS-    Short Sale
         o    MISC-  Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:
         o    Mortgagor
         o    Tenant
         o    Unknown
         o    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:
         o    Damaged
         o    Excellent
         o    Fair
         o    Gone
         o    Good
         o    Poor
         o    Special Hazard
         o    Unknown

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED


The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

               DELINQUENCY CODE     DELINQUENCY DESCRIPTION
               001                  FNMA-Death of principal mortgagor
               002                  FNMA-Illness of principal mortgagor
               003                  FNMA-Illness of mortgagor's family member
               004                  FNMA-Death of mortgagor's family member
               005                  FNMA-Marital difficulties
               006                  FNMA-Curtailment of income
               007                  FNMA-Excessive Obligation
               008                  FNMA-Abandonment of property
               009                  FNMA-Distant employee transfer
               011                  FNMA-Property problem
               012                  FNMA-Inability to sell property
               013                  FNMA-Inability to rent property
               014                  FNMA-Military Service
               015                  FNMA-Other
               016                  FNMA-Unemployment
               017                  FNMA-Business failure
               019                  FNMA-Casualty loss
               022                  FNMA-Energy environment costs
               023                  FNMA-Servicing problems
               026                  FNMA-Payment adjustment

               027                      FNMA-Payment dispute
               029                      FNMA-Transfer of ownership pending
               030                      FNMA-Fraud
               031                      FNMA-Unable to contact borrower
               INC                      FNMA-Incarceration

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED


The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

                   STATUS CODE        STATUS DESCRIPTION
                        09            Forbearance
                        17            Pre-foreclosure Sale Closing Plan Accepted
                        24            Government Seizure
                        26            Refinance
                        27            Assumption
                        28            Modification
                        29            Charge-Off
                        30            Third Party Sale
                        31            Probate
                        32            Military Indulgence
                        43            Foreclosure Started
                        44            Deed-in-Lieu Started
                        49            Assignment Completed
                        61            Second Lien Considerations
                        62            Veteran's Affairs-No Bid
                        63            Veteran's Affairs-Refund
                        64            Veteran's Affairs-Buydown
                        65            Chapter 7 Bankruptcy
                        66            Chapter 11 Bankruptcy
                        67            Chapter 13 Bankruptcy


                                                              EXHIBIT F-1

                                                  REPORTING DATA FOR DEFAULTED LOANS

EXHIBIT:   STANDARD FILE LAYOUT - DELINQUENCY REPORTING

  *The column/header names in BOLD are the minimum fields Wells Fargo must receive from every Servicer
------------------------------------------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                                                  DESCRIPTION                         DECIMAL    FORMAT
                                                                                                                   COMMENT
------------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                             A unique number assigned to a loan by the Servicer.
                                              This may be different than the LOAN_NBR
------------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                                      A unique identifier assigned to each loan by the
                                              originator.
------------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                                    Servicer Client Number
------------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                             Contains a unique number as assigned by an external
                                              servicer to identify a group of loans in their system.
------------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME                           First Name of the Borrower.
------------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME                            Last name of the borrower.
------------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                                  Street Name and Number of Property
------------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                                    The state where the  property located.
------------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                                      Zip code where the property is located.
------------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE                        The date that the borrower's next payment is due to                  MM/DD/YYYY
                                              the servicer at the end of processing cycle, as
                                              reported by Servicer.
------------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                                     Loan Type (i.e. FHA, VA, Conv)
------------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE                         The date a particular bankruptcy claim was filed.                    MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE                       The chapter under which the bankruptcy was filed.
------------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR                           The case number assigned by the court to the
                                              bankruptcy filing.
------------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE                        The payment due date once the bankruptcy has been                    MM/DD/YYYY
                                              approved by the courts
------------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE                    The Date The Loan Is Removed From Bankruptcy. Either                 MM/DD/YYYY
                                              by Dismissal, Discharged and/or a Motion For Relief
                                              Was Granted.
------------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE                            The Date The Loss Mitigation Was Approved By The                     MM/DD/YYYY
                                              Servicer
------------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                                 The Type Of Loss Mitigation Approved For A Loan Such
                                              As;
------------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE                        The Date The Loss Mitigation /Plan Is Scheduled To                   MM/DD/YYYY
                                              End/Close
------------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE                        The Date The Loss Mitigation Is Actually Completed                   MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE                          The date DA Admin sends a letter to the servicer with                MM/DD/YYYY
                                              instructions to begin foreclosure proceedings.
------------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE                        Date File Was Referred To Attorney to Pursue                         MM/DD/YYYY
                                              Foreclosure
------------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                              Notice of 1st legal filed by an Attorney in a                        MM/DD/YYYY
                                              Foreclosure Action
------------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE                     The date by which a foreclosure sale is expected to                  MM/DD/YYYY
                                              occur.
------------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                              The actual date of the foreclosure sale.                             MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                               The amount a property sold for at the foreclosure sale.      2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE                           The date the servicer initiates eviction of the                      MM/DD/YYYY
                                              borrower.
------------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE                       The date the court revokes legal possession of the                   MM/DD/YYYY
                                              property from the borrower.
------------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                                    The price at which an REO property is marketed.              2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------


                                                               F-1-1


------------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                                     The date an REO property is listed at a particular                   MM/DD/YYYY
                                              price.
------------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                                     The dollar value of an offer for an REO property.            2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                               The date an offer is received by DA Admin or by the                  MM/DD/YYYY
                                              Servicer.
------------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                              The date the REO sale of the property is scheduled to                MM/DD/YYYY
                                              close.
------------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE                       Actual Date Of REO Sale                                              MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                                 Classification of how the property is occupied.
------------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE                           A code that indicates the condition of the property.
------------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE                          The date a  property inspection is performed.                        MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                                The date the appraisal was done.                                     MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                                 The current "as is" value of the property based on           2
                                              brokers price opinion or appraisal.
------------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                             The amount the property would be worth if repairs are        2
                                              completed pursuant to a broker's price opinion or
                                              appraisal.
------------------------------------------------------------------------------------------------------------------------------------
IF APPLICABLE:
------------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE                            FNMA Code Describing Status of Loan
------------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE                            The circumstances which caused a borrower to stop
                                              paying on a loan.   Code indicates the reason why the
                                              loan is in default for this cycle.
------------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE                           Date Mortgage Insurance Claim Was Filed With Mortgage                MM/DD/YYYY
                                              Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                                  Amount of Mortgage Insurance Claim Filed                             No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE                            Date Mortgage Insurance Company Disbursed Claim Payment              MM/DD/YYYY
MI_CLAIM_AMT_PAID                             Amount Mortgage Insurance Company Paid On Claim              2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE                         Date Claim Was Filed With Pool Insurance Company                     MM/DD/YYYY
POOL_CLAIM_AMT                                Amount of Claim Filed With Pool Insurance Company            2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE                          Date Claim Was Settled and The Check Was Issued By The               MM/DD/YYYY
                                              Pool Insurer
------------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID                           Amount Paid On Claim By Pool Insurance Company               2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE                   Date FHA Part A Claim Was Filed With HUD                             MM/DD/YYYY
FHA_PART_A_CLAIM_AMT                          Amount of FHA Part A Claim Filed                             2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE                    Date HUD Disbursed Part A Claim Payment                              MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT                     Amount HUD Paid on Part A Claim                              2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE                   Date FHA Part B Claim Was Filed With HUD                             MM/DD/YYYY
FHA_PART_B_CLAIM_AMT                          Amount of FHA Part B Claim Filed                             2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE                    Date HUD Disbursed Part B Claim Payment                              MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT                     Amount HUD Paid on Part B Claim                              2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------


                                                               F-1-2



------------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE                           Date VA Claim Was Filed With the Veterans Admin                     MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                            Date Veterans Admin. Disbursed VA Claim Payment                     MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                             Amount Veterans Admin. Paid on VA Claim                      2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------
MOTION_FOR_RELIEF_DATE                        The date the Motion for Relief was filed                         10  MM/DD/YYYY
FRCLSR_BID_AMT                                The foreclosure sale bid amount                                      No commas(,)
                                                                                                                   or dollar
                                                                                                               11  signs ($)
------------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_TYPE                              The foreclosure sales results: REO, Third Party,
                                              Conveyance to HUD/VA
------------------------------------------------------------------------------------------------------------------------------------
REO_PROCEEDS                                  The net proceeds from the sale of the REO property.                  No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------
BPO_DATE                                      The date the BPO was done.
------------------------------------------------------------------------------------------------------------------------------------
CURRENT_FICO                                  The current FICO score
------------------------------------------------------------------------------------------------------------------------------------
HAZARD_CLAIM_FILED_DATE                       The date the Hazard Claim was filed with the Hazard                  MM/DD/YYYY
                                              Insurance Company.                                               10
------------------------------------------------------------------------------------------------------------------------------------
HAZARD_CLAIM_AMT                              The amount of the Hazard Insurance Claim filed.                      No commas(,)
                                                                                                                   or dollar
                                                                                                               11  signs ($)
------------------------------------------------------------------------------------------------------------------------------------
HAZARD_CLAIM_PAID_DATE                        The date the Hazard Insurance Company disbursed the                  MM/DD/YYYY
                                              claim payment.                                                   10
------------------------------------------------------------------------------------------------------------------------------------
HAZARD_CLAIM_PAID_AMT                         The amount the Hazard Insurance Company paid on the                  No commas(,)
                                              claim.                                                               or dollar
                                                                                                               11  signs ($)
------------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE                                   Indicates loan status                                                Number
------------------------------------------------------------------------------------------------------------------------------------
NOD_DATE                                                                                                           MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
NOI_DATE                                                                                                           MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL_PAYMENT_PLAN_START_DATE                                                                                     MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL_PAYMENT_ PLAN_END_DATE
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL_REO_START_DATE                                                                                              MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
REO_SALES_PRICE                                                                                                    Number
------------------------------------------------------------------------------------------------------------------------------------
REALIZED_LOSS/GAIN                            As defined in the Servicing Agreement                                Number
------------------------------------------------------------------------------------------------------------------------------------


EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

o        ASUM-   Approved Assumption
o        BAP-    Borrower Assistance Program
o        CO-     Charge Off
o        DIL-    Deed-in-Lieu
o        FFA-    Formal Forbearance Agreement
o        MOD-    Loan Modification
o        PRE-    Pre-Sale
o        SS-     Short Sale
o        MISC-   Anything else approved by the PMI or Pool Insurer



                                         F-1-3

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:
o        Mortgagor
o        Tenant
o        Unknown
o        Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

o        Damaged
o        Excellent
o        Fair
o        Gone
o        Good
o        Poor
o        Special Hazard
o        Unknown

                                     F-1-4



EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

                      DELINQUENCY CODE         DELINQUENCY DESCRIPTION
                      001                      FNMA-Death of principal mortgagor
                      002                      FNMA-Illness of principal mortgagor
                      003                      FNMA-Illness of mortgagor's family member
                      004                      FNMA-Death of mortgagor's family member
                      005                      FNMA-Marital difficulties
                      006                      FNMA-Curtailment of income
                      007                      FNMA-Excessive Obligation
                      008                      FNMA-Abandonment of property
                      009                      FNMA-Distant employee transfer
                      011                      FNMA-Property problem
                      012                      FNMA-Inability to sell property
                      013                      FNMA-Inability to rent property
                      014                      FNMA-Military Service
                      015                      FNMA-Other
                      016                      FNMA-Unemployment
                      017                      FNMA-Business failure
                      019                      FNMA-Casualty loss
                      022                      FNMA-Energy environment costs
                      023                      FNMA-Servicing problems
                      026                      FNMA-Payment adjustment
                      027                      FNMA-Payment dispute
                      029                      FNMA-Transfer of ownership pending
                      030                      FNMA-Fraud
                      031                      FNMA-Unable to contact borrower
                      INC                      FNMA-Incarceration


                                     F-1-5

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

                  STATUS CODE        STATUS DESCRIPTION
                      09             Forbearance
                      17             Pre-foreclosure Sale Closing Plan Accepted
                      24             Government Seizure
                      26             Refinance
                      27             Assumption
                      28             Modification
                      29             Charge-Off
                      30             Third Party Sale
                      31             Probate
                      32             Military Indulgence
                      43             Foreclosure Started
                      44             Deed-in-Lieu Started
                      49             Assignment Completed
                      61             Second Lien Considerations
                      62             Veteran's Affairs-No Bid
                      63             Veteran's Affairs-Refund
                      64             Veteran's Affairs-Buydown
                      65             Chapter 7 Bankruptcy
                      66             Chapter 11 Bankruptcy
                      67             Chapter 13 Bankruptcy


                                     F-1-6

                                    EXHIBIT G

                         FORM OF SERVICER CERTIFICATION

Re: The [    ] agreement dated as of [ l, 200[ ] (the "Agreement"), among
    [IDENTIFY PARTIES]

     I, ____________________________, the _______________________ of [NAME OF
COMPANY] (the "Company"), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

     I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, Officer's Certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

     Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

     Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

     I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

     The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                    EXHIBIT H

                            SUMMARY OF REGULATION AB
                               SERVICING CRITERIA

     NOTE: This Exhibit H is provided for convenience of reference only. In the event of a conflict or inconsistency between the terms of this Exhibit H and the text of Regulation AB, the text of Regulation AB, its adopting release and other public statements of the SEC shall control.

ITEM 1122(D)

     (b) General servicing considerations.

          (1) Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

          (2) If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

          (3) Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

          (4) A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

     (c) Cash collection and administration.

          (1) Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

          (2) Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

          (3) Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

          (4) The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

          (5) Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

          (6) Unissued checks are safeguarded so as to prevent unauthorized access.

          (7) Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

     (d) Investor remittances and reporting.

          (1) Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

          (2) Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

          (3) Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.

          (4) Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

     (e) Mortgage Loan administration.

          (1) Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.

          (2) Mortgage loan and related documents are safeguarded as required by the transaction agreements.

          (3) Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

          (4) Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

          (5) The Servicer's records regarding the mortgage loans agree with the Servicer's records with respect to an obligor's unpaid principal balance.

          (6) Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related mortgage loan documents.

          (7) Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

          (8) Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

          (9) Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.

          (10) Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

          (11) Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

          (12) Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

          (13) Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the Servicer, or such other number of days specified in the transaction agreements.

          (14) Delinquencies, charge-offs and uncollectable accounts are recognized and recorded in accordance with the transaction agreements.

          (15) Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

                                    EXHIBIT I

                SUMMARY OF APPLICABLE REGULATION AB REQUIREMENTS

     NOTE: This Exhibit I is provided for convenience of reference only. In the event of a conflict or inconsistency between the terms of this Exhibit I and the text of Regulation AB, the text of Regulation AB, its adopting release and other public statements of the SEC shall control.

     Item 1108(b) and (c)

     Provide the following information with respect to each servicer that will service, including interim service, 20% or more of the mortgage loans in any loan group in the securitization issued in the Pass-Through Transfer:

     -a description of the Owner's form of organization;

     -a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of mortgage loans of the type similar to the Mortgage Loans and information on factors related to the Servicer that may be material to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including whether any default or servicing related performance trigger has occurred as to any other securitization due to any act or failure to act of the Servicer, whether any material noncompliance with applicable servicing criteria as to any other securitization has been disclosed or reported by the Servicer, and the extent of outsourcing the Servicer uses;

     -a description of any material changes to the Servicer's policies or procedures in the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of the type similar to the Mortgage Loans during the past three years;

     -information regarding the Servicer's financial condition to the extent that there is a material risk that the effect on one or more aspects of servicing resulting from such financial condition could have a material impact on the performance of the securities issued in the Pass-Through Transfer, or on servicing of mortgage loans of the same asset type as the Mortgage Loans;

     -any special or unique factors involved in servicing loans of the same type as the Mortgage Loans, and the Servicer's processes and procedures designed to address such factors;

     -statistical information regarding principal and interest advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio for the past three years; and

     -the Owner's process for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of REO Properties, foreclosure, sale of the Mortgage Loans or workouts.

ITEM 1117

     -describe any legal proceedings pending against the Servicer or against any of its property, including any proceedings known to be contemplated by governmental authorities, that may be material to the holders of the securities issued in the Pass-Through Transfer.

     Item 1119(a)

     -describe any affiliations of the Servicer, each other originator of the Mortgage Loans and each Subservicer with the sponsor, depositor, issuing entity, trustee, any originator, any other servicer, any significant obligor, enhancement or support provider or any other material parties related to the Pass-Through Transfer.

     Item 1119(b)

     -describe any business relationship, agreement, arrangement, transaction or understanding entered into outside of the ordinary course of business or on terms other than those obtained in an arm's length transaction with an unrelated third party, apart from the Pass-Through Transfer, between the Servicer, each other originator of the Mortgage Loans and each Subservicer, or their respective affiliates, and the sponsor, depositor or issuing entity or their respective affiliates, that exists currently or has existed during the past two years, that may be material to the understanding of an investor in the securities issued in the Pass-Through Transfer.

     Item 1119(c)

     -describe any business relationship, agreement, arrangement, transaction or understanding involving or relating to the Mortgage Loans or the Pass-Through Transfer, including the material terms and approximate dollar amount involved, between the Servicer, each other originator of the Mortgage Loans and each Subservicer, or their respective affiliates and the sponsor, depositor or issuing entity or their respective affiliates, that exists currently or has existed during the past two years.

                                    EXHIBIT J

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

                       SERVICING CRITERIA TO BE ADDRESSED
                           IN ASSESSMENT OF COMPLIANCE
                          (RMBS unless otherwise noted)

         KEY:
         X - obligation


     WHERE THERE ARE MULTIPLE CHECKS FOR CRITERIA THE ATTESTING PARTY WILL IDENTIFY IN THEIR MANAGEMENT ASSERTION THAT THEY ARE ATTESTING ONLY TO THE PORTION OF THE DISTRIBUTION CHAIN THEY ARE RESPONSIBLE FOR IN THE RELATED TRANSACTION AGREEMENTS.


REGAB REFERENCE                SERVICING CRITERIA                                                                    SERVICERS

                               GENERAL SERVICING CONSIDERATIONS
                      Policies and  procedures  are  instituted to monitor any  performance  or other  triggers and           X
1122(d)(1)(i)         events of default in accordance with the transaction agreements.
                      If  any  material  servicing  activities  are  outsourced  to  third  parties,  policies  and           X
                      procedures are instituted to monitor the third party's  performance  and compliance with such
1122(d)(1)(ii)        servicing activities.
                      Any  requirements in the transaction  agreements to maintain a back-up  servicer for the Pool
1122(d)(1)(iii)       Assets are maintained.
                      A fidelity bond and errors and omissions  policy is in effect on the party  participating  in           X
                      the servicing function  throughout the reporting period in the amount of coverage required by
1122(d)(1)(iv)        and otherwise in accordance with the terms of the transaction agreements.
                      CASH COLLECTION AND ADMINISTRATION
                      Payments on pool assets are  deposited  into the  appropriate  custodial  bank  accounts  and           X
                      related bank clearing  accounts no more than two business  days  following  receipt,  or such
1122(d)(2)(i)         other number of days specified in the transaction agreements.
                      Disbursements  made via wire transfer on behalf of an obligor or to an investor are made only           X
1122(d)(2)(ii)        by authorized personnel.
                      Advances of funds or guarantees regarding collections,  cash flows or distributions,  and any           X
                      interest  or other fees  charged  for such  advances,  are made,  reviewed  and  approved  as
1122(d)(2)(iii)       specified in the transaction agreements.
                      The  related  accounts  for the  transaction,  such  as cash  reserve  accounts  or  accounts           X
                      established  as a form of over  collateralization,  are  separately  maintained  (e.g.,  with
1122(d)(2)(iv)        respect to commingling of cash) as set forth in the transaction agreements.
                      Each custodial  account is maintained at a federally  insured  depository  institution as set           X
                      forth in the  transaction  agreements.  For purposes of this  criterion,  "federally  insured depository  institution"  with  respect to a foreign  financial  institution  means a foreign financial  institution  that meets the  requirements  of Rule  13k-1(b)(1)  of the Securities
1122(d)(2)(v)         Exchange Act.
1122(d)(2)(vi)        Unissued checks are safeguarded so as to prevent unauthorized access.                                   X
                      Reconciliations are prepared on a monthly basis for all asset-backed  securities related bank           X
                      accounts,   including   custodial  accounts  and  related  bank  clearing   accounts.   These
                      reconciliations are (A) mathematically  accurate;  (B) prepared within 30 calendar days after the bank  statement  cutoff date, or such other number of days  specified in the  transaction agreements;  (C)  reviewed  and  approved by someone  other than the person who  prepared the reconciliation;  and (D) contain  explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original  identification,  or such other number
1122(d)(2)(vii)       of


                                                                 J-1


                      days specified in the transaction agreements.
                      INVESTOR REMITTANCES AND REPORTING
                      Reports to investors,  including  those to be filed with the  Commission,  are  maintained in           X
                      accordance  with  the  transaction   agreements  and  applicable   Commission   requirements.
                      Specifically,  such reports (A) are prepared in accordance  with  timeframes  and other terms set forth in the transaction  agreements;  (B) provide  information  calculated in accordance with the terms specified in the transaction agreements;  (C) are filed with the Commission as required  by its rules  and  regulations;  and (D) agree  with  investors'  or the  trustee's records as to the total unpaid  principal  balance and number of Pool Assets  serviced by the
1122(d)(3)(i)         Servicer.
                      Amounts  due  to  investors  are  allocated  and  remitted  in  accordance  with  timeframes,           X
1122(d)(3)(ii)        distribution priority and other terms set forth in the transaction agreements.
                      Disbursements  made to an investor  are posted  within two  business  days to the  Servicer's           X
1122(d)(3)(iii)       investor records, or such other number of days specified in the transaction agreements.
                      Amounts remitted to investors per the investor reports agree with cancelled  checks, or other           X
1122(d)(3)(iv)        form of payment, or custodial bank statements.
                      POOL ASSET ADMINISTRATION
                      Collateral  or  security  on  pool  assets  is  maintained  as  required  by the  transaction           X
1122(d)(4)(i)         agreements or related pool asset documents.
1122(d)(4)(ii)        Pool assets  and related documents are safeguarded as required by the transaction agreements            X
                      Any additions,  removals or substitutions  to the asset pool are made,  reviewed and approved           X
1122(d)(4)(iii)       in accordance with any conditions or requirements in the transaction agreements.
                      Payments on pool assets,  including  any payoffs,  made in  accordance  with the related pool           X
                      asset  documents are posted to the  Servicer's  obligor  records  maintained no more than two business  days after  receipt,  or such other  number of days  specified  in the  transaction agreements, and allocated to principal,  interest or other items (e.g., escrow) in accordance
1122(d)(4)(iv)        with the related pool asset documents.
                      The  Servicer's  records  regarding  the pool assets agree with the  Servicer's  records with           X
1122(d)(4)(v)         respect to an obligor's unpaid principal balance.
                      Changes  with  respect  to the  terms or status  of an  obligor's  pool  assets  (e.g.,  loan           X
                      modifications  or  re-agings)  are made,  reviewed  and approved by  authorized  personnel in
1122(d)(4)(vi)        accordance with the transaction agreements and related pool asset documents.
                      Loss mitigation or recovery  actions (e.g.,  forbearance  plans,  modifications  and deeds in           X
                      lieu of foreclosure,  foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance  with the  timeframes or other  requirements  established  by the
1122(d)(4)(vii)       transaction agreements.
                      Records  documenting  collection  efforts  are  maintained  during the period a pool asset is           X
                      delinquent in accordance with the transaction  agreements.  Such records are maintained on at least a monthly basis,  or such other period  specified in the  transaction  agreements,  and describe  the  entity's  activities  in  monitoring  delinquent  pool assets  including,  for example,  phone calls,  letters and payment  rescheduling plans in cases where delinquency is
1122(d)(4)(viii)      deemed temporary (e.g., illness or unemployment).
                      Adjustments  to interest  rates or rates of return for pool assets  with  variable  rates are           X
1122(d)(4)(ix)        computed based on the related pool asset documents.
                      Regarding  any funds held in trust for an obligor (such as escrow  accounts):  (A) such funds           X
                      are analyzed,  in accordance with the obligor's pool asset  documents,  on at least an annual basis,  or such other period  specified in the transaction  agreements;  (B) interest on such funds is paid, or credited,  to obligors in accordance  with  applicable pool asset documents and state laws;  and (C) such funds are  returned to the obligor  within 30 calendar  days of full  repayment  of the related pool  assets,  or such other number of days  specified in the
1122(d)(4)(x)         transaction agreements.
                      Payments  made on behalf of an obligor  (such as tax or  insurance  payments)  are made on or           X
                      before the related  penalty or expiration  dates,  as indicated on the  appropriate  bills or notices for such  payments,  provided  that such support has been received by the servicer at least 30 calendar  days prior to these dates,  or such other number of days  specified in the
1122(d)(4)(xi)        transaction agreements.

                                                                J-2

                      Any late payment  penalties in connection with any payment to be made on behalf of an obligor           X
                      are paid from the  Servicer's  funds and not charged to the obligor,  unless the late payment
1122(d)(4)(xii)       was due to the obligor's error or omission.
                      Disbursements  made on behalf of an  obligor  are  posted  within  two  business  days to the           X
                      obligor's records  maintained by the servicer,  or such other number of days specified in the
1122(d)(4)(xiii)      transaction agreements.
                      Delinquencies,  charge-offs  and  uncollectible  accounts  are  recognized  and  recorded  in           X
1122(d)(4)(xiv)       accordance with the transaction agreements.
                      Any external enhancement or other support,  identified in Item 1114(a)(1) through (3) or Item
1122(d)(4)(xv)        1115 of Regulation AB, is maintained as set forth in the transaction agreements.


                                                     [NAME OF OWNER] [NAME OF SUBSERVICER]


                                                     Date:    _________________________


                                                     By:      _________________________
                                                     Name:
                                                     Title:


                                    EXHIBIT K

                  REPORTING DATA FOR REALIZED LOSSES AND GAINS

          CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE WITHIN 90 DAYS OF LIQUIDATION. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.


The numbers on the 332 form correspond with the numbers listed below.

LIQUIDATION AND ACQUISITION EXPENSES:

1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12. Complete as applicable. Required documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          * REO repairs > $1500 require explanation

          * REO repairs >$3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

          * Unusual or extraordinary items may require further documentation.

13. The total of lines 1 through 12.

CREDITS:

14-21. Complete as applicable. Required documentation:

     * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

     *    Copy of EOB for any MI or gov't guarantee

     *    All other credits need to be clearly defined on the 332 form

22.  The total of lines 14 through 21.

Please Note:   For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.


TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

23.  The total derived from  subtracting  line 22 from 13. If the amount
     represents a realized  gain,  show the amount in parenthesis (   ).

                   CALCULATION OF REALIZED LOSS/GAIN FORM 332

Prepared by:  __________________               Date:  _______________
Phone:  ______________________     Email Address:_____________________



Servicer Loan No.           Servicer Name                 Servicer Address





         WELLS FARGO BANK, N.A. LOAN NO._____________________________


         Borrower's Name: ____________________________________________________


         Property Address: ____________________________________________________


         LIQUIDATION TYPE:  REO SALE                  3RD PARTY SALE            SHORT SALE       CHARGE OFF

         WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN              YES         NO
         If "Yes", provide deficiency or cramdown amount _______________________________

         LIQUIDATION AND ACQUISITION EXPENSES:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan                  $_______________ (1)
         (2)  Interest accrued at Net Rate                                       _______________ (2)
         (3)  Accrued Servicing Fees                                             _______________ (3)
         (4)  Attorney's Fees                                                    _______________ (4)
         (5)  Taxes (see page 2)                                                 _______________ (5)
         (6)  Property Maintenance                                              ________________ (6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                          _______________ (7)
         (8)  Utility Expenses                                                   _______________ (8)
         (9)  Appraisal/BPO                                                      _______________ (9)
         (10) Property Inspections                                               _______________ (10)
         (11) FC Costs/Other Legal Expenses                                      _______________ (11)
         (12) Other (itemize)                                                    _______________ (12)
                  Cash for Keys_______________________                           _______________ (12)
                  HOA/Condo Fees______________________                           _______________ (12)
                  ____________________________________                           _______________ (12)

                  TOTAL EXPENSES                                                $ ______________ (13)
         CREDITS:
         (14) Escrow Balance                                                    $ ______________ (14)
         (15) HIP Refund                                                        ________________ (15)
         (16) Rental Receipts                                                   ________________ (16)
         (17) Hazard Loss Proceeds                                              ________________ (17)
         (18) Primary Mortgage Insurance / Gov't Insurance                      ________________ (18a)
         HUD Part A

         HUD Part B                                                             ________________ (18b)



                                      K-2



         (19) Pool Insurance Proceeds                                           ________________ (19)
         (20) Proceeds from Sale of Acquired Property                           ________________ (20)
         (21) Other (itemize)                                                   ________________ (21)
              ________________________________________                          ________________ (21)

              TOTAL CREDITS                                                     $_______________ (22)
         TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                                $_______________ (23)


ESCROW DISBURSEMENT DETAIL

      TYPE           DATE PAID        PERIOD OF       TOTAL PAID       BASE AMOUNT      PENALTIES        INTEREST
   (TAX /INS.)                        COVERAGE


                                   Schedule II

                Assignment, Assumption and Recognition Agreements

1. Assignment, Assumption and Recognition Agreement, dated as of May 16, 2007, by EMC Mortgage Corporation, Citibank, N.A., and Wells Fargo Bank, N.A. and acknowledged and agreed to by Bear Stearns Asset Backed Securities I LLC, and Wells Fargo Bank, National Association (attached).

2. Assignment, Assumption and Recognition Agreement, dated as of May 16, 2007, by Bear Stearns Asset Backed Securities I LLC, Citibank, N.A., and EMC Mortgage Corporation, and acknowledged and agreed to by Wells Fargo Bank, National Association (attached).


                                     S-II-1

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

         THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Assignment and Assumption Agreement"), dated as of May 16, 2007, by EMC Mortgage Corporation, a Delaware corporation (the "Assignor"), Citibank, N.A., not individually but solely as trustee for the holders of Bear Stearns Asset Backed Securities Trust 2007-2 Asset-Backed Certificates, Series 2007-2 (the "Assignee") and Wells Fargo Bank, N.A. (the "Company") and is acknowledged and agreed to by Bear Stearns Asset Backed Securities I LLC as the depositor, and Wells Fargo Bank, National Association, as master servicer.

         WHEREAS, the Assignor purchased certain mortgage loans listed on Exhibit A (the "Mortgage Loans") from the Company on a servicing-retained basis pursuant to those certain Seller's Warranties and Servicing Agreements set forth on Exhibit B by and between the Company and the Assignor;

         WHEREAS, the Company is currently servicing Mortgage Loans pursuant to those certain Seller's Warranties and Servicing Agreements (the "Original Warranties and Servicing Agreements"), set forth on Exhibit B; and

         WHEREAS, the Assignor and the Company desire that, from and after the date hereof, all of the Mortgage Loans be serviced in accordance with the terms and conditions of that certain Seller's Warranties and Servicing Agreement dated as of April 1, 2007, attached hereto on Schedule 1 (the "Warranties and Servicing Agreement"), between the Assignor and the Company;

         NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Mortgage Loans shall hereby be serviced by the Company for the Assignor and its successors and assigns pursuant to the Warranties and Servicing Agreement, subject to the terms of this Assignment and Assumption Agreement. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Warranties and Servicing Agreement.

Assignment and Assumption
-------------------------

         1. Except as expressly provided for herein, the Assignor hereby grants, transfers and assigns to the Assignee all of its right, title and interest in, to and under (a) the Mortgage Loans and (b) the Warranties and Servicing Agreement with respect to the Mortgage Loans; provided, however, that the Assignor is not assigning to the Assignee any of its right, title and interest, to and under the Warranties and Servicing Agreement with respect to any mortgage loan other than the Mortgage Loans listed on Exhibit A. Notwithstanding anything to the contrary contained herein, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under the representations and warranties contained in Section 3.01 and Section 3.02 of the Warranties and

Servicing Agreement, and any obligation of the Company to cure, repurchase or substitute for a mortgage loan and to indemnify the Assignor with respect to a breach of such representations and warranties pursuant to Section 3.03 of the Warranties and Servicing Agreement, and the Assignor is retaining the right to enforce the representations and warranties and the obligations of the Company set forth in those sections against the Company. Except as is otherwise expressly provided herein, the Assignor makes no representations, warranties or covenants to the Assignee and the Assignee acknowledges that the Assignor has no obligations to the Assignee under the terms of the Warranties and Servicing Agreement or otherwise relating to the transaction contemplated herein (including, but not limited to, any obligation to indemnify the Assignee).

Representations Warranties and Covenants
----------------------------------------

         2. The Assignor warrants and represents to, and covenants with, the Assignee that as of the date hereof:

                (a) Attached hereto as Schedule 1 is a true and accurate copy of the Warranties and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, further amended or modified in any respect, nor has any notice of termination been given thereunder;

                (b) The Assignor is the lawful owner of the Mortgage Loans with full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Original Warranties and Servicing Agreements and the Warranties and Servicing Agreement as they relate to the Mortgage Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Mortgage Loans to the Assignee as contemplated herein, Assignee shall have good title to each and every Mortgage Loan, as well as any and all of the Assignor's interests, rights and obligations under the Warranties and Servicing Agreement as they relate to the Mortgage Loans, free and clear of any and all liens, claims and encumbrances;

                (c) There are no offsets, counterclaims or other defenses available to the Company with respect to the Mortgage Loans, the Original Warranties and Servicing Agreements or the Warranties and Servicing Agreement;

                (d) The Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, any Mortgage Loan;

                (e) The Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

                (f) The Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment and Assumption Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Assignment and Assumption Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Assignor. This Assignment and Assumption Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                (g) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, or any interest in the Mortgage Loans or otherwise approached or negotiated with respect to the Mortgage Loans, or any interest in the Mortgage Loans with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto; and

                (h) The Assignor has received from the Company, and has delivered to the Assignee, all documents required to be delivered to the Assignor by the Company prior to the date hereof pursuant to the Original Warranties and Servicing Agreements and the Warranties and Servicing Agreement with respect to the Mortgage Loans and has not received, and has not requested from the Company, any additional documents.

         3. The Assignee warrants and represents to, and covenants with, Assignor and Company as of the date hereof:

                (a) The Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to hold the Mortgage Loans on behalf of the holders of Bear Stearns Asset Backed Securities Trust 2007-2, Asset-Backed Certificates, Series 2007-2;

                (b) The Assignee has full corporate power and authority to execute, deliver and perform under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this

         Assignment and Assumption Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment and Assumption Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Assignee. This Assignment and Assumption Agreement has been duly executed and delivered by the Assignee and, upon the due authorization, execution and delivery by the Assignor and the Company, will constitute the valid and legally binding obligation of Assignee enforceable against the Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby; and

                (d) The Assignee assumes all of the rights of the Assignor under the Warranties and Servicing Agreement with respect to the Mortgage Loans other than the right to enforce the obligations of the Company under the Warranties and Servicing Agreement.

         4. The Company warrants and represents to, and covenants with, the Assignor and the Assignee as of the date hereof:

                (a) Attached hereto as Schedule 1 is a true and accurate copy of the Warranties and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, further amended or modified in any respect, nor has any notice of termination been given thereunder;

                (b) The Company is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has all requisite power and authority to service the Mortgage Loans and otherwise to perform its obligations under the Warranties and Servicing Agreement;

                (c) The Company has full power and authority to execute, deliver and perform its obligations under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment and Assumption Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Assignment and Assumption Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of the Company. This Assignment and Assumption Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by the effect of insolvency, liquidation, conservatorship and other similar laws administered by the Federal Deposit Insurance Corporation affecting the enforcement of contract obligations of insured banks and subject to the application of the rules of equity;

                (d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby;

                (e) The Company shall establish a Custodial Account and an Escrow Account under the Warranties and Servicing Agreement in favor of the Assignee with respect to the Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the Warranties and Servicing Agreement in favor of Assignor; and

                (f) Pursuant to Section 9.01 of the Warranties and Servicing Agreement, the Company hereby restates the representations and warranties set forth in Sections 3.01 of the Warranties and Servicing Agreement with respect to the Company as of the date hereof.

         5. Assignor hereby agrees to indemnify and hold the Assignee (and its successors and assigns) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that Assignee (and its successors and assigns) may sustain in any way related to any breach of the representations or warranties of Assignor set forth in this Assignment and Assumption Agreement or the breach of any covenant or condition contained herein.

         6. The Company hereby acknowledges that Wells Fargo Bank, National Association and any successor thereto (the "Master Servicer"), has been appointed as master servicer of the Mortgage Loans pursuant to the Pooling and Servicing Agreement dated as of April 1, 2007 the "Pooling and Servicing Agreement"), among Bear Stearns Asset Backed Securities I LLC, the Assignor, the Assignee and the Master Servicer, and therefore has the right to enforce all obligations of the Company under the Warranties and Servicing Agreement that have been assigned hereby. Such right will include, without limitation, the right to receive all remittances required to be made by the Company under the Warranties and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Warranties and Servicing Agreement, the right to examine the books and records of the Company, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Company.

         In accordance with the Pooling and Servicing Agreement, servicing compensation in the form of any prepayment charges and penalties, assumption fees, tax service fees, fees for statement of account payoff or late payment charges collected by the Company, as servicer, shall be retained by the Company and shall not be remitted to the Master Servicer.

         7. Notwithstanding any term hereof to the contrary, the execution and delivery of this Assignment and Assumption Agreement by the Assignee is solely in its capacity as trustee for Bear Stearns Asset Backed Securities Trust 2007-2 Asset-Backed Certificates, Series 2007-2 and not individually, and any recourse against the Assignee in respect of any obligations it may have under or pursuant to the terms of this Assignment and Assumption Agreement shall be limited solely to the assets it may hold as trustee of Bear Stearns Asset Backed Securities Trust 2007-2 Asset-Backed Certificates, Series 2007-2.

Modification of the Warranties and Servicing Agreement
------------------------------------------------------

         8. The Company and Assignor hereby amend the Warranties and Servicing Agreement as follows:

                (a) Article I of the Warranties and Servicing Agreement is amended by adding the following definitions:

                Pooling and Servicing Agreement: That certain Pooling and Servicing Agreement, dated as of April 1, 2007, among Bear Stearns Asset Backed Securities I LLC, the Trustee, the Master Servicer, the Securities Administrator and EMC Mortgage Corporation.

                Securities Administrator: Wells Fargo Bank, National Association or its successors in interest.

                Trustee: Citibank, N.A., or its successor in interest, or any successor trustee appointed as provided in the Pooling and Servicing Agreement.

                (b) Article I of the Warranties and Servicing Agreement is amended by deleting the definition of Master Servicer in its entirety and replacing it with the following:

                Master Servicer: Wells Fargo Bank, National Association, or its successors in interest who meet the qualifications of the Pooling and Servicing Agreement and this Agreement.

                (c) Article I of the Warranties and Servicing Agreement is amended by deleting the definition of Closing Date in its entirety and replacing it with the following:

                Closing Date:  May 16, 2007

                (d) Article I of the Warranties and Servicing Agreement is amended by deleting the definition of Remittance Date in its entirety and replacing it with the following (new text underlined):

                Remittance Date: The eighteenth calendar day (or if such eighteenth calendar day is not a Business Day, the first Business Day immediately preceding such eighteenth calendar day) of any month, beginning with the First Remittance Date.

                (e) Section 4.05 of the Warranties and Servicing Agreement is hereby amended by deleting the word "and" in subclause (viii) thereof, by replacing the period with ";" at the end of subclause (ix), and by adding the following new subclauses (x) and (xi):

                         "(x) notwithstanding any other provision of this
                Section 4.05, to reimburse itself for any Monthly Advances or Servicing Advances made in connection with a Mortgage Loan modified pursuant to Section 4.01, to the extent that such Monthly Advances or Servicing Advances have been added to the Stated Principal Balance of the Mortgage Loan during the related Due Period, the Company's right to reimburse itself pursuant to this subclause (xi) being limited to amounts received on the Mortgage Loans with respect to principal only; and

                         (xi) to reimburse itself for any Nonrecoverable
                Advance."

                (f) Section 4.16 of the Warranties and Servicing Agreement is hereby amended by inserting at the end of the first sentence of the fourth paragraph thereof the following proviso:

                  "and provided that the Company provides the Master Servicer under such REMIC an opinion of counsel to the effect that the holding of such REO Property for a period longer than three
                  (3) years will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
                  Section 860G(d) of the Code, or cause the transaction to fail to qualify as a REMIC".

                (g) Article V of the Warranties and Servicing Agreement is hereby amended by deleting Section 5.02 in its entirety and replacing it with the following:

                Section 5.02  Statements to the Purchaser.

                No later than the tenth (10th) calendar day (or if such tenth
         (10th) day is not a Business Day, the first Business Day immediately preceding such tenth (10th day) of each month, the Company shall furnish to the Master Servicer an electronic file containing the data specified in Exhibit G, which data shall reflect information as to the period ending on the last day of the preceding month, Exhibit H with respect to defaulted mortgage loans and Exhibit I, with respect to realized losses and gains, with each such report.

                (h) Section 6.04 (Annual Statements as to Compliance) of the Warranties and Servicing Agreement is hereby amended by deleting the references to "the Purchaser, any Master Servicer and any Depositor" and "the Purchaser, such Master Servicer and such Depositor" and replacing each with "the Master Servicer".

                (i) Section 6.06 (Report on Assessment of Compliance and Attestation) of the Warranties and Servicing Agreement is hereby amended by replacing the references to "the Purchaser, any Master Servicer and any Depositor" with "the Master Servicer," "the Purchaser, such Master Servicer and such Depositor" with "the Master Servicer".

                (j) Section 6.07(i) of the Warranties and Servicing Agreement is hereby amended by deleting the reference to "Section 4.24".

                (k) Section 10.01(ii) of the Warranties and Servicing Agreement is hereby amended by inserting after "Agreement" the words "(other than the Company's obligations under Sections 6.04 and 6.06)".

                (l) Section 12.03 of the Warranties and Servicing Agreement is hereby amended by inserting after the words "New York" the words "(other than Section 5-1401 of the New York General Obligations Law").

                (m) The Warranties and Servicing Agreement is hereby amended as of the date hereof by adding a new Exhibit G, a copy of which is annexed hereto as Exhibit C, or such other format as mutually agreed upon between the Company and the Master Servicer.

                (n) The Warranties and Servicing Agreement is hereby amended as of the date hereof by adding a new Exhibit H, a copy of which is annexed hereto as Exhibit D, or such other format as mutually agreed upon between the Company and the Master Servicer.

                (o) The Warranties and Servicing Agreement is hereby amended as of the date hereof by adding a new Exhibit I, a copy of which is annexed hereto as Exhibit E, or such other format as mutually agreed upon between the Company and the Master Servicer.

                (p) The Warranties and Servicing Agreement is hereby amended as of the date hereof by inserting the following new section to Article
         IV:

                Section 4.26  Due Dates Other than the First of the Month.

                Mortgage Loans having Due Dates other than the first day of a month shall be accounted for as described in this Section
                4.26. Any payment due on a day other than the first day of each month shall be considered due on the first day of the month following the month in which that payment is due as if such payment were due on the first day of said month. For example, a payment due on July 15th shall be considered to be due on August 1st. Any payment collected on a Mortgage Loan after the Cut-off Date shall be deposited in the Custodial Account. For Mortgage Loans with Due Dates on the first day of a month, deposits to the Custodial Account begin with the payment due on the first of the month following the Cut-off Date.

Recognition of Assignee
-----------------------

         9. From and after the date hereof, Company shall recognize Assignee as owner of the Mortgage Loans and will service the Mortgage Loans for Assignee as if Assignee and Company had entered into a separate servicing agreement for the servicing of the Mortgage Loans in the form of the Warranties and Servicing Agreement (as modified herein), the terms of which are incorporated herein by reference. Notwithstanding anything to the contrary contained herein or in the Warranties and Servicing Agreement, Company acknowledges that the Mortgage Loans will be part of a REMIC and hereby agrees that in no event will it service the Mortgage Loans in a manner that would (i) cause any REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code). It is the intention of Assignor, Company and Assignee that this Assignment and Assumption Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither Company nor Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Warranties and Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans without the prior written consent of Assignee.

Indemnification
---------------

         10. The Company agrees to indemnify and hold harmless the Assignor and Bear Stearns Asset Backed Securities I LLC (the "Depositor"), each representative of the Assignor and each officer and director of the Depositor who signed the Registration Statement, Bear, Stearns & Co. Inc. (the "Underwriter") and each person, if any, who controls the Assignor, the Depositor or any Underwriter within the meaning of either Section 15 of the 1933 Act or
Section 20 of the 1934 Act, and each of their respective affiliates (each an "Indemnified Party" and collectively, the "Indemnified Parties"), against any and all losses, claims, damages, penalties, fines, forfeitures or liabilities that (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Free Writing Prospectus, dated May 11, 2007 (the "Free Writing Prospectus") or the Prospectus Supplement, dated May 14, 2007 (the "Prospectus Supplement"), each issued in connection with the securitization of the Mortgage Loans under the sections entitled "SERVICING OF THE MORTGAGE LOANS - The Servicers - Wells Fargo Bank", and "THE MORTGAGE POOL - Wells Fargo Bank, N.A., as Originator," specifically provided by the Company for inclusion in the Free Writing Prospectus and the Prospectus Supplement, respectively (the "Company Information"), or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that clause (ii) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with the Certificates, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information. The Company shall in each case reimburse each Indemnified Party for any legal or other costs, fees, or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such loss, claim, damage, penalty, fine, forfeiture, liability or action. The Company's liability under this Section 10 shall be in addition to any other liability that the Company may otherwise have.

         The Assignor and the Depositor agree to indemnify and hold harmless the Company, each representative and affiliate of the Company, each officer and director of the Company, and each person, if any, who controls the Company within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each of their respective affiliates (each a "Wells Fargo Party" and collectively, the "Wells Fargo Parties"), against any and all losses, claims, damages, penalties, fines, forfeitures or liabilities to which each Wells Fargo Party may become subject, under the 1933 Act, the 1934 Act or otherwise, to the extent that such losses, claims, damages, penalties, fines, forfeitures or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Free Writing Prospectus or the Prospectus Supplement (in each case other than in the related Company Information) or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading and the Assignor and the Depositor shall in each case reimburse each Wells Fargo Party for any legal or other, costs, fees or expenses reasonably incurred by such Wells Fargo Party in connection with investigating or defending any such loss, damage, penalty, fine, forfeiture, liability, claim or action. The Assignor's and Depositor's liability under this Section 10 shall be in addition to any other liability that the Assignor or Depositor may otherwise have.

         If the indemnification provided for in this section shall for any reason be unavailable to an indemnified party under this section, then the party which would otherwise be obligated to indemnify with respect thereto, on the one hand, and the parties which would otherwise be entitled to be indemnified, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages, penalties, fines, forfeitures and expenses of the nature contemplated herein and incurred by the parties hereto in such proportions that are appropriate to reflect the relative benefit to the Assignor and the Depositor, on one hand, and the Company, on the other hand, in connection with the applicable misstatements or omissions as well as any other relevant equitable considerations. Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. For purposes of this section, each director, officer, partner and controlling Person of the Assignor and the Depositor shall have the same rights to contribution as such party.

         Promptly after receipt by an indemnified party under this section of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this section, notify the indemnifying party in writing of the claim or the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability it may have to any indemnified party otherwise than under this section. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that, by written notice delivered to each indemnified party promptly after receiving the aforesaid notice from an indemnified party, the indemnifying party elects to assume the defense thereof, it may participate (jointly with any other indemnifying party similarly notified) with counsel satisfactory to each indemnified party; provided, however, that if the defendants in any such action include both an indemnified party and the indemnifying party and the indemnified party or parties shall reasonably have concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party under this paragraph for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) such indemnified party shall have employed separate counsel (plus any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to such indemnified party to represent such indemnified party within a reasonable time after notice of commencement of the action or (iii) such indemnifying party shall have authorized the employment of counsel for such indemnified party at the expense of the indemnifying party. No party shall be liable for contribution with respect to any action or claim settled without its consent, which consent shall not be unreasonably withheld. In no event shall any indemnifying party be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         11. A copy of all assessments, attestations, reports and certificates required to be delivered by the Company under this AAR Agreement and the Purchase Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addresses shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

         12. Distributions shall be made by wire transfer of immediately available funds to:

                Bear Stearns BSABS I 2007-2 Distribution Account
                Wells Fargo Bank, N.A.
                ABA# 121000248
                Account Name: SAS Clearing
                Account # 3970771416
                For Further Credit to: BSABS I 2007-2, A/C# 53148700 and the Company shall deliver all reports required to be delivered under the Warranties and Servicing Agreement to the Master Servicer at:

                Wells Fargo Bank, N.A.
                9062 Old Annapolis Road
                Columbia, Maryland 21045
                Attention: Client Manager BSABS I 2007-2
                Telecopier No.: (410) 715-2380

         13.    Notices:

         The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment and Assumption Agreement is:

                EMC Mortgage Corporation
                2780 Lake Vista Drive
                Lewisville , TX 75067-3884
                Attention:  Conduit Seller Approval Dept.
                Facsimile: (469) 759-4714

                With a copy to:

                Bear Stearns Mortgage Capital Corporation
                383 Madison Avenue
                New York, New York 10179
                Attention: Global Credit Administration

         The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment and Assumption Agreement is:

                Citibank, N.A., as trustee
                388 Greenwich Street, 14th Floor
                New York, NY  10013
                Attention: Structured Finance Agency & Trust - BSABS 2007-2 Telecopier No.: (212) 816-5527

         The Company's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment and Assumption Agreement is:

                Wells Fargo Bank, N.A.
                1 Home Campus
                MAC X2302-033
                Des Moines, Iowa 50328-0001
                Attention: John B. Brown

                With a copy to:

                Wells Fargo Bank, N.A.
                1 Home Campus

                Des Moines, Iowa 50328-0001
                Attention: General Counsel - MAC X2401-06T

Miscellaneous:
--------------

         14. Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee and the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Assignment and Assumption Agreement.

         15. This Assignment and Assumption Agreement shall be construed in accordance with the laws of the State of New York, including Sections 5-1401 and 5-1402 of the New General Obligations Law, but otherwise without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         16. No term or provision of this Assignment and Assumption Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         17. This Assignment and Assumption Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

         18. This Assignment and Assumption Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Warranties and Servicing Agreement to the extent of the Mortgage Loans by Assignor to Assignee and the termination of the Warranties and Servicing Agreement.

         19. This Assignment and Assumption Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

         20. In the event that any provision of this Assignment and Assumption Agreement conflicts with any provision of the Warranties and Servicing Agreement with respect to the Mortgage Loans, the terms of this Assignment and Assumption Agreement shall control.

         21. Any new loan number assigned to a Mortgage Loan by the Assignee shall be provided to the Company at the following address: Wells Fargo Bank, N.A., 1 Home Campus, MAC X2302-033, Des Moines, Iowa 50328-0001 Attention: John
B. Brown. In addition, if Assignee has changed its document custodian from the previous custodian, such new custodian's name, address and contact information shall be provided to the Company at the aforementioned address.

         IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first above written.

                                     CITIBANK, N.A., not individually but solely as trustee for the holders of Bear Stearns Asset Backed Securities Trust 2007-2 Asset-Backed Certificates, Series 2007-2


                                     By: _______________________________________
                                     Name:
                                     Title:



                                     EMC MORTGAGE CORPORATION


                                     By: _______________________________________
                                     Name:
                                     Title:


                                     WELLS FARGO BANK, N.A.,
                                     as Company


                                     By: _______________________________________
                                     Name:
                                     Title:



Acknowledged and Agreed

WELLS FARGO BANK, N.A.,
as Master Servicer


By:__________________________________
Name:
Title:


BEAR STEARNS ASSET BACKED
SECURITIES I LLC
As Depositor


By:__________________________________
Name:
Title:

                                    Exhibit A
                                    ---------

                                 Mortgage Loans

                            [Available Upon Request]

                                    Exhibit B
                                    ---------

1. Seller's Warranties and Servicing Agreement between the EMC Mortgage Corporation, as purchaser and Wells Fargo Bank, N.A. as servicer, dated as of June 1, 2006 (relating to WFHM Mortgage Pools 6543 through 6547).

2. Seller's Warranties and Servicing Agreement between the EMC Mortgage Corporation, as purchaser and Wells Fargo Bank, N.A. as servicer, dated as of September 1, 2006 (relating to WFHM Mortgage Pools 6603 through
         6608).

3. Seller's Warranties and Servicing Agreement between the EMC Mortgage Corporation, as purchaser and Wells Fargo Bank, N.A. as servicer, dated as of October 1, 2006 (relating to WFHM Mortgage Pools 6638 through
         6642).

4. Seller's Warranties and Servicing Agreement between the EMC Mortgage Corporation, as purchaser and Wells Fargo Bank, N.A. as servicer, dated as of December 1, 2006 (relating to WFHM Mortgage Pools 6655 through
         6660).

5. Seller's Warranties and Servicing Agreement between the EMC Mortgage Corporation, as purchaser and Wells Fargo Bank, N.A. as servicer, dated as of January 1, 2007 (relating to WFHM Mortgage Pools 6689 through
         6694).

6. Seller's Warranties and Servicing Agreement between the EMC Mortgage Corporation, as purchaser and Wells Fargo Bank, N.A. as servicer, dated as of April 1, 2007 (relating to WFHM Mortgage Pools 6740 through
         6747).

                                    Exhibit C

                                    EXHIBIT G

                        REPORTING DATA FOR MONTHLY REPORT


------------------------------------------------------------------------------------------------------------------------------------
STANDARD LOAN LEVEL FILE LAYOUT - MASTER SERVICING
------------------------------------------------------------------------------------------------------------------------------------
COLUMN NAME                         DESCRIPTION                                       DECIMAL   FORMAT COMMENT            MAX
                                                                                                                          SIZE
------------------------------------------------------------------------------------------------------------------------------------
EACH FILE REQUIRES THE FOLLOWING FIELDS:
SER_INVESTOR_NBR                    A value assigned by the Servicer to define a                Text up to 20 digits
                                    group of loans.                                                                       20

LOAN_NBR                            A unique identifier assigned to each loan by                Text up to 10 digits
                                    the investor.                                                                         10

SERVICER_LOAN_NBR                   A unique number assigned to a loan by the                   Text up to 10 digits
                                    Servicer.  This may be different than the                                             10
                                    LOAN_NBR.

SCHED_PAY_AMT                       Scheduled monthly principal and scheduled                2  No commas(,) or
                                    interest payment that a borrower is expected to             dollar signs ($)          11
                                    pay, P&I constant.

NOTE_INT_RATE                       The loan interest rate as reported by the                4  Max length of 6
                                    Servicer.                                                                              6

NET_INT_RATE                        The loan gross interest rate less the service            4  Max length of 6
                                    fee rate as reported by the Servicer.                                                  6

SERV_FEE_RATE                       The servicer's fee rate for a loan as reported           4  Max length of 6
                                    by the Servicer.                                                                       6

SERV_FEE_AMT                        The servicer's fee amount for a loan as                  2  No commas(,) or
                                    reported by the Servicer.                                   dollar signs ($)          11

NEW_PAY_AMT                         The new loan payment amount as reported by the           2  No commas(,) or
                                    Servicer.                                                   dollar signs ($)          11

NEW_LOAN_RATE                       The new loan rate as reported by the Servicer.           4  Max length of 6
                                                                                                                           6
ARM_INDEX_RATE                      The index the Servicer is using to calculate a           4  Max length of 6
                                    forecasted rate.                                                                       6

ACTL_BEG_PRIN_BAL                   The borrower's actual principal balance at the           2  No commas(,) or
                                    beginning of the processing cycle.                          dollar signs ($)          11

ACTL_END_PRIN_BAL                   The borrower's actual principal balance at the           2  No commas(,) or
                                    end of the processing cycle.                                dollar signs ($)          11
------------------------------------------------------------------------------------------------------------------------------------


                                                                 C-1


------------------------------------------------------------------------------------------------------------------------------------
COLUMN NAME                         DESCRIPTION                                       DECIMAL   FORMAT COMMENT            MAX
                                                                                                                          SIZE
------------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE              The date at the end of processing cycle that                MM/DD/YYYY
                                    the borrower's next payment is due to the                                             10
                                    Servicer, as reported by Servicer.

SERV_CURT_AMT_1                     The first curtailment amount to be applied.              2  No commas(,) or
                                                                                                dollar signs ($)          11

SERV_CURT_DATE_1                    The curtailment date associated with the first              MM/DD/YYYY
                                    curtailment amount.                                                                   10

CURT_ADJ_ AMT_1                     The curtailment interest on the first                    2  No commas(,) or
                                    curtailment amount, if applicable.                          dollar signs ($)          11

SERV_CURT_AMT_2                     The second curtailment amount to be applied.             2  No commas(,) or
                                                                                                dollar signs ($)          11

SERV_CURT_DATE_2                    The curtailment date associated with the second             MM/DD/YYYY
                                    curtailment amount.                                                                   10

CURT_ADJ_ AMT_2                     The curtailment interest on the second                   2  No commas(,) or
                                    curtailment amount, if applicable.                          dollar signs ($)          11

SERV_CURT_AMT_3                     The third curtailment amount to be applied.              2  No commas(,) or
                                                                                                dollar signs ($)          11

SERV_CURT_DATE_3                    The curtailment date associated with the third              MM/DD/YYYY
                                    curtailment amount.                                                                   10

CURT_ADJ_AMT_3                      The curtailment interest on the third                    2  No commas(,) or
                                    curtailment amount, if applicable.                          dollar signs ($)          11

PIF_AMT                             The loan "paid in full" amount as reported by            2  No commas(,) or
                                    the Servicer.                                               dollar signs ($)          11

PIF_DATE                            The paid in full date as reported by the                    MM/DD/YYYY
                                    Servicer.                                                                             10

ACTION_CODE                         The standard FNMA numeric code used to indicate             Action Code Key:
                                    the default/delinquent status of a particular               15=Bankruptcy,             2
                                    loan.                                                       30=Foreclosure, ,
                                                                                                60=PIF,
                                                                                                63=Substitution,
                                                                                                65=Repurchase,70=REO

INT_ADJ_AMT                         The amount of the interest adjustment as                 2  No commas(,) or
                                    reported by the Servicer.                                   dollar signs ($)          11

SOLDIER_SAILOR_ADJ_AMT              The Soldier and Sailor Adjustment amount, if             2  No commas(,) or
                                    applicable.                                                 dollar signs ($)          11

NON_ADV_LOAN_AMT                    The Non Recoverable Loan Amount, if applicable.          2  No commas(,) or
                                                                                                dollar signs ($)          11
------------------------------------------------------------------------------------------------------------------------------------


                                                                 C-2


------------------------------------------------------------------------------------------------------------------------------------
COLUMN NAME                         DESCRIPTION                                       DECIMAL   FORMAT COMMENT            MAX
                                                                                                                          SIZE
------------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                       The amount the Servicer is passing as a loss,            2  No commas(,) or
                                    if applicable.                                              dollar signs ($)          11
------------------------------------------------------------------------------------------------------------------------------------
PLUS THE FOLLOWING APPLICABLE FIELDS:
------------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL                  The scheduled outstanding principal amount due           2  No commas(,) or
                                    at the beginning of the cycle date to be passed             dollar signs ($)          11
                                    through to investors.

SCHED_END_PRIN_BAL                  The scheduled principal balance due to                   2  No commas(,) or
                                    investors at the end of a processing cycle.                 dollar signs ($)          11

SCHED_PRIN_AMT                      The scheduled principal amount as reported by            2  No commas(,) or
                                    the Servicer for the current cycle -- only                  dollar signs ($)          11
                                    applicable for Scheduled/Scheduled Loans.

SCHED_NET_INT                       The scheduled gross interest amount less the             2  No commas(,) or
                                    service fee amount for the current cycle as                 dollar signs ($)          11
                                    reported by the Servicer -- only applicable for
                                    Scheduled/Scheduled Loans.

ACTL_PRIN_AMT                       The actual principal amount collected by the             2  No commas(,) or
                                    Servicer for the current reporting cycle --                 dollar signs ($)          11
                                    only applicable for Actual/Actual Loans.

ACTL_NET_INT                        The actual gross interest amount less the                2  No commas(,) or
                                    service fee amount for the current reporting                dollar signs ($)          11
                                    cycle as reported by the Servicer -- only
                                    applicable for Actual/Actual Loans.

PREPAY_PENALTY_ AMT                 The penalty amount received when a borrower              2  No commas(,) or
                                    prepays on his loan as reported by the                      dollar signs ($)          11
                                    Servicer.

PREPAY_PENALTY_ WAIVED              The prepayment penalty amount for the loan               2  No commas(,) or
                                    waived by the servicer.                                     dollar signs ($)          11

MOD_DATE                            The Effective Payment Date of the Modification              MM/DD/YYYY
                                    for the loan.                                                                         10

MOD_TYPE                            The Modification Type.                                      Varchar - value can
                                                                                                be alpha or numeric       30

DELINQ_P&I_ADVANCE_AMT              The current outstanding principal and interest           2  No commas(,) or
                                    advances made by Servicer.                                  dollar signs ($)          11

                                    Flag to indicate if the repurchase of a loan is             Y=Breach
                                    due to a breach of Representations and                                                 1
                                    Warranties
BREACH_FLAG                                                                                     N=NO Breach
                                                                                                Let blank if N/A
------------------------------------------------------------------------------------------------------------------------------------

EXHIBIT 2:  MONTHLY SUMMARY REPORT BY SINGLE INVESTOR
MONTHLY SUMMARY REPORT
For Month Ended:  mm/dd/yyyy            Servicer Name___________________________

Prepared by:________________________    Investor Nbr____________________________

--------------------------------------------------------------------------------
SECTION 2. REMITTANCES AND ENDING BALANCES - REQUIRED DATA
--------------------------------------------------------------------------------
                                  Total             Total               Total
                  Ending         Monthly         Ending Unpaid         Monthly
Beginning          Loan         Remittance         Principal           Principal
Loan Count        Count            Amo              Balance            Balance
--------------------------------------------------------------------------------
    0               0             $0.00              $0.00              $0.00
--------------------------------------------------------------------------------
PRINCIPAL CALCULATION
---------------------
1.      Monthly Principal Due                                          +   $0.00
                                                                        --------
2.      Current Curtailments                                           +   $0.00
                                                                        --------
3.      Liquidations                                                   +   $0.00
                                                                        --------
4.      Other (attach explanation)                                     +   $0.00
                                                                        --------
5.      Principal Due                                                      $0.00
                                                                        --------
6.      Interest (reported "gross")                                    +   $0.00
                                                                        --------
7.      Interest Adjustments on Curtailments                           +   $0.00
                                                                        --------
8.      Servicing Fees                                                 -   $0.00
                                                                        --------
9.      Other Interest (attach explanation)                            +   $0.00
                                                                        --------
10.     Interest Due    (need to subtract ser fee)                         $0.00
                                                                        ========

REMITTANCE CALCULATION
----------------------
11.     Total Principal and Interest Due (lines 5+10)                  +   $0.00
                                                                        --------
12.     Reimbursement of Non-Recoverable Advances                      -   $0.00
                                                                        --------
13.     Total Realized gains                                           +   $0.00
                                                                        --------
14.     Total Realized Losses                                          -   $0.00
                                                                        --------
15.     Total Prepayment Penalties                                     +   $0.00
                                                                        --------
16.     Total Non-Supported Compensating Interest                      -   $0.00
                                                                        --------
17.     Other (attach explanation)                                         $0.00
                                                                        --------
18.     Net Funds Due on or before Remittance Date                     $   $0.00
                                                                        ========


---------------------------------------------------------------------------------------------------------------------
SECTION 2. DELINQUENCY REPORT - OPTIONAL DATE FOR LOAN ACCOUNTING
---------------------------------------------------------------------------------------------------------------------
                                              INSTALLMENTS DELINQUENT
---------------------------------------------------------------------------------------------------------------------
 Total No. of    Total No. of    30-Days     60-Days    90 or more Days       In        Real Estate    Total Dollar
    Loans       Delinquencies                                             Foreclosure      Owned        Amount of
                                                                          (Optional)     (Optional)   Delinquencies
---------------------------------------------------------------------------------------------------------------------
      0               0             0           0              0               0             0            $0.00
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION 3. REG AB SUMMARY REPORTING - REPORT ALL APPLICABLE FIELDS
--------------------------------------------------------------------------------
REG AB FIELDS                                LOAN COUNT                 BALANCE
--------------------------------------------------------------------------------
PREPAYMENT PENALTY AMT                           0                       $0.00
--------------------------------------------------------------------------------
PREPAYMENT PENALTY AMT WAIVED                    0                       $0.00
--------------------------------------------------------------------------------
DELINQUENCY P&I AMOUNT                           0                       $0.00
--------------------------------------------------------------------------------

                                    Exhibit D
                                    ---------

                                    EXHIBIT H
                                    ---------

                       REPORTING DATA FOR DEFAULTED LOANS

STANDARD FILE LAYOUT - DELINQUENCY REPORTING

  *The column/header names in BOLD are the minimum fields Wells Fargo must receive from every Servicer


--------------------------------------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                                           DESCRIPTION                           DECIMAL     FORMAT COMMENT
--------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                      A unique number assigned to a loan by the Servicer.
                                       This may be different than the LOAN_NBR
--------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                               A unique identifier assigned to each loan by the
                                       originator.
--------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                             Servicer Client Number
--------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                      Contains a unique number as assigned by
                                       an external servicer to identify a group
                                       of loans in their system.
--------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME                    First Name of the Borrower.
--------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME                     Last name of the borrower.
--------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                           Street Name and Number of Property
--------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                             The state where the  property located.
--------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                               Zip code where the property is located.
--------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE                 The date that the borrower's next payment                               MM/DD/YYYY
                                       is due to the servicer at the end of
                                       processing cycle, as reported by
                                       Servicer.
--------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                              Loan Type (i.e. FHA, VA, Conv)
--------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE                  The date a particular bankruptcy claim was filed.                       MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE                The chapter under which the bankruptcy was filed.
--------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR                    The case number assigned by the court to  the
                                       bankruptcy filing.
--------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE                 The payment due date once the bankruptcy  has been                      MM/DD/YYYY
                                       approved by the courts
--------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE             The Date The Loan Is Removed From Bankruptcy.  Either                   MM/DD/YYYY
                                       by Dismissal, Discharged and/or a Motion For Relief
                                       Was Granted.
--------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE                     The Date The Loss Mitigation Was Approved By The                        MM/DD/YYYY
                                       Servicer
--------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                          The Type Of Loss Mitigation Approved For A Loan Such
                                       As;
--------------------------------------------------------------------------------------------------------------------------------


                                                                 D-1


--------------------------------------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                                           DESCRIPTION                           DECIMAL     FORMAT COMMENT
--------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE                 The Date The Loss Mitigation /Plan Is Scheduled To                      MM/DD/YYYY
                                       End/Close
--------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE                 The Date The Loss Mitigation Is Actually Completed                      MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE                   The date DA Admin sends a letter to the                                 MM/DD/YYYY
                                       servicer with  instructions to begin
                                       foreclosure proceedings.
--------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE                 Date File Was Referred To Attorney to Pursue                            MM/DD/YYYY
                                       Foreclosure
--------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                       Notice of 1st legal filed by an Attorney  in  a                         MM/DD/YYYY
                                       Foreclosure Action
--------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE              The date by which a foreclosure sale is  expected  to                   MM/DD/YYYY
                                       occur.
--------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                       The actual date of the foreclosure sale.                                MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                        The amount a property sold for at the foreclosure sale.        2        No commas(,) or
                                                                                                               dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE                    The  date  the  servicer   initiates  eviction  of  the                 MM/DD/YYYY
                                       borrower.
--------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE                The date the court revokes legal possession                             MM/DD/YYYY
                                       of the  property from  the borrower.
--------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                             The price at which an REO property is marketed.                2        No  commas(,) or
                                                                                                               dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                              The date an REO  property  is  listed  at a  particular                 MM/DD/YYYY
                                       price.
--------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                              The dollar value of an offer for an REO property.              2        No commas(,) or
                                                                                                               dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                        The  date an offer  is  received  by DA Admin or by the                 MM/DD/YYYY
                                       Servicer.
--------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                       The date the REO sale of the  property is  scheduled to                 MM/DD/YYYY
                                       close.
--------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE                Actual Date Of REO Sale                                                 MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                          Classification of how the property is occupied.
--------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE                    A code that indicates the condition of the property.
--------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE                   The date a  property inspection is performed.                           MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                         The date the appraisal was done.                                        MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                          The current "as is" value of the  property  based on           2
                                       brokers price opinion or appraisal.
--------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                      The amount the property would be worth if repairs are          2
                                       completed pursuant to a broker's price opinion or
                                       appraisal.
--------------------------------------------------------------------------------------------------------------------------------
IF APPLICABLE:
--------------------------------------------------------------------------------------------------------------------------------


                                                                 D-2


--------------------------------------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                                           DESCRIPTION                           DECIMAL     FORMAT COMMENT
--------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE                     FNMA Code Describing Status of Loan
--------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE                     The circumstances which caused a borrower
                                       to stop paying on a loan. Code indicates
                                       the reason why the loan is in default for
                                       this cycle.
--------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE                    Date Mortgage  Insurance  Claim Was Filed With Mortgage                 MM/DD/YYYY
                                       Insurance Company.
--------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                           Amount of Mortgage Insurance Claim Filed                                No commas(,) or
                                                                                                               dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE                     Date Mortgage Insurance Company Disbursed Claim Payment                 MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                      Amount Mortgage Insurance Company Paid On Claim                2        No commas(,) or
                                                                                                               dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE                  Date Claim Was Filed With Pool Insurance Company                        MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                         Amount of Claim Filed With Pool Insurance Company              2        No commas(,) or
                                                                                                               dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE                   Date Claim Was  Settled and The Check Was Issued By The                 MM/DD/YYYY
                                       Pool Insurer
--------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID                    Amount Paid On Claim By Pool Insurance Company                 2        No commas(,) or
                                                                                                               dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE            Date FHA Part A Claim Was Filed With HUD                                MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT                   Amount of FHA Part A Claim Filed                               2        No commas(,) or
                                                                                                               dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE             Date HUD Disbursed Part A Claim Payment                                 MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT              Amount HUD Paid on Part A Claim                                2        No  commas(,) or
                                                                                                               dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE            Date FHA Part B Claim Was Filed With HUD                                MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT                   Amount of FHA Part B Claim Filed                               2        No commas(,) or
                                                                                                               dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE             Date HUD Disbursed Part B Claim Payment                                 MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT              Amount HUD Paid on Part B Claim                                2        No commas(,) or
                                                                                                               dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE                    Date VA Claim Was Filed With the Veterans Admin                         MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                     Date Veterans Admin. Disbursed VA Claim Payment                         MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                      Amount Veterans Admin. Paid on VA Claim                        2        No commas(,) or
                                                                                                               dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------------


                                                                 D-3


--------------------------------------------------------------------------------------------------------------------------------
MOTION_FOR_RELIEF_DATE                 The date the Motion for Relief was filed                      10        MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
FRCLSR_BID_AMT                         The foreclosure sale bid amount                               11        No commas(,) or
                                                                                                               dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_TYPE                       The foreclosure sales results:  REO, Third Party,
                                       Conveyance to HUD/VA
--------------------------------------------------------------------------------------------------------------------------------
REO_PROCEEDS                           The net proceeds from the sale of the REO property.                     No commas(,) or
                                                                                                               dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------------
BPO_DATE                               The date the BPO was done.
--------------------------------------------------------------------------------------------------------------------------------
CURRENT_FICO                           The current FICO score
--------------------------------------------------------------------------------------------------------------------------------
HAZARD_CLAIM_FILED_DATE                The date the Hazard Claim was filed with the Hazard           10        MM/DD/YYYY
                                       Insurance Company.
--------------------------------------------------------------------------------------------------------------------------------
HAZARD_CLAIM_AMT                       The amount of the Hazard Insurance Claim filed.               11        No commas(,) or
                                                                                                               dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------------
HAZARD_CLAIM_PAID_DATE                 The date the Hazard  Insurance  Company  disbursed  the       10        MM/DD/YYYY
                                       claim payment.
--------------------------------------------------------------------------------------------------------------------------------
HAZARD_CLAIM_PAID_AMT                  The  amount the Hazard  Insurance  Company  paid on the       11        No commas(,) or
                                       claim.                                                                  dollar signs ($)
--------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE                            Indicates loan status                                                   Number
--------------------------------------------------------------------------------------------------------------------------------
NOD_DATE                                                                                                       MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
NOI_DATE                                                                                                       MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
ACTUAL_PAYMENT_PLAN_START_DATE                                                                                 MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
ACTUAL_PAYMENT_ PLAN_END_DATE
--------------------------------------------------------------------------------------------------------------------------------
ACTUAL_REO_START_DATE                                                                                          MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------------
REO_SALES_PRICE                                                                                                Number
--------------------------------------------------------------------------------------------------------------------------------
REALIZED_LOSS/GAIN                     As defined in the Servicing Agreement                                   Number
--------------------------------------------------------------------------------------------------------------------------------


EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING


The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

          o    ASUM- Approved Assumption
          o    BAP-  Borrower Assistance Program
          o    CO-   Charge Off
          o    DIL-  Deed-in-Lieu
          o    FFA-  Formal Forbearance Agreement
          o    MOD-  Loan Modification
          o    PRE-  Pre-Sale
          o    SS-   Short Sale
          o    MISC- Anything else approved by the PMI or Pool Insurer


NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

          o    Mortgagor
          o    Tenant
          o    Unknown
          o    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

          o    Damaged
          o    Excellent
          o    Fair
          o    Gone
          o    Good
          o    Poor
          o    Special Hazard
          o    Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

             -------------------------------------------------------------------
               DELINQUENCY        DELINQUENCY DESCRIPTION
               CODE
             -------------------------------------------------------------------
               001                FNMA-Death of principal mortgagor
             -------------------------------------------------------------------
               002                FNMA-Illness of principal mortgagor
             -------------------------------------------------------------------
               003                FNMA-Illness of mortgagor's family member
             -------------------------------------------------------------------
               004                FNMA-Death of mortgagor's family member
             -------------------------------------------------------------------
               005                FNMA-Marital difficulties
             -------------------------------------------------------------------
               006                FNMA-Curtailment of income
             -------------------------------------------------------------------
               007                FNMA-Excessive Obligation
             -------------------------------------------------------------------
               008                FNMA-Abandonment of property
             -------------------------------------------------------------------
               009                FNMA-Distant employee transfer
             -------------------------------------------------------------------
               011                FNMA-Property problem
             -------------------------------------------------------------------
               012                FNMA-Inability to sell property
             -------------------------------------------------------------------
               013                FNMA-Inability to rent property
             -------------------------------------------------------------------
               014                FNMA-Military Service
             -------------------------------------------------------------------
               015                FNMA-Other
             -------------------------------------------------------------------
               016                FNMA-Unemployment
             -------------------------------------------------------------------
               017                FNMA-Business failure
             -------------------------------------------------------------------
               019                FNMA-Casualty loss
             -------------------------------------------------------------------
               022                FNMA-Energy environment costs
             -------------------------------------------------------------------
               023                FNMA-Servicing problems
             -------------------------------------------------------------------

             -------------------------------------------------------------------
               026                FNMA-Payment adjustment
             -------------------------------------------------------------------
               027                FNMA-Payment dispute
             -------------------------------------------------------------------
               029                FNMA-Transfer of ownership pending
             -------------------------------------------------------------------
               030                FNMA-Fraud
             -------------------------------------------------------------------
               031                FNMA-Unable to contact borrower
             -------------------------------------------------------------------
               INC                FNMA-Incarceration
             -------------------------------------------------------------------


EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED


The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

             -------------------------------------------------------------------
               STATUS CODE        STATUS DESCRIPTION
             -------------------------------------------------------------------
                   09             Forbearance
             -------------------------------------------------------------------
                   17             Pre-foreclosure Sale Closing Plan Accepted
             -------------------------------------------------------------------
                   24             Government Seizure
             -------------------------------------------------------------------
                   26             Refinance
             -------------------------------------------------------------------
                   27             Assumption
             -------------------------------------------------------------------
                   28             Modification
             -------------------------------------------------------------------
                   29             Charge-Off
             -------------------------------------------------------------------
                   30             Third Party Sale
             -------------------------------------------------------------------
                   31             Probate
             -------------------------------------------------------------------
                   32             Military Indulgence
             -------------------------------------------------------------------
                   43             Foreclosure Started
             -------------------------------------------------------------------
                   44             Deed-in-Lieu Started
             -------------------------------------------------------------------
                   49             Assignment Completed
             -------------------------------------------------------------------
                   61             Second Lien Considerations
             -------------------------------------------------------------------

             -------------------------------------------------------------------
                   62             Veteran's Affairs-No Bid
             -------------------------------------------------------------------
                   63             Veteran's Affairs-Refund
             -------------------------------------------------------------------
                   64             Veteran's Affairs-Buydown
             -------------------------------------------------------------------
                   65             Chapter 7 Bankruptcy
             -------------------------------------------------------------------
                   66             Chapter 11 Bankruptcy
             -------------------------------------------------------------------
                   67             Chapter 13 Bankruptcy
             -------------------------------------------------------------------

                                    Exhibit E
                                    ---------

                                    EXHIBIT I
                                    ---------

                  REPORTING DATA FOR REALIZED LOSSES AND GAINS



          CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

         NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.



         THE NUMBERS ON THE 332 FORM CORRESPOND WITH THE NUMBERS LISTED BELOW.

         LIQUIDATION AND ACQUISITION EXPENSES:
         -------------------------------------

         1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         4-12. Complete as applicable. Required documentation:

                  * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

                  * For escrow advances - complete payment history

                    (to calculate advances from last positive escrow balance
                  forward)

                  * Other expenses - copies of corporate advance history showing all payments

                  * REO repairs > $1500 require explanation

                  * REO repairs >$3000 require evidence of at least 2 bids.

                  * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Servicing Officer certification

                  * Unusual or extraordinary items may require further documentation.

                  The total of lines 1 through 12.

         Credits:
         --------

         14-21.   Complete as applicable. Required documentation:

                  * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

                    Letter of Proceeds Breakdown.

                  * Copy of EOB for any MI or gov't guarantee

                  * All other credits need to be clearly defined on the 332 form

         22.   The total of lines 14 through 21.


         Please Note: For HUD/VA loans, use line (18a) for Part
                      A/Initial proceeds and line (18b) for Part
                      B/Supplemental proceeds.

         23.   TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)
               -------------------------------------------
               The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

                   CALCULATION OF REALIZED LOSS/GAIN FORM 332



         Prepared by:__________________                Date:  _______________
         Phone:  ______________________   Email Address:_____________________


-------------------------   ------------------------    ------------------------
Servicer Loan No.           Servicer Name               Servicer Address

-------------------------   ------------------------    ------------------------


 WELLS FARGO BANK, N.A. LOAN NO._____________________________


 Borrower's Name: ______________________________________________________

 Property Address: _____________________________________________________

 LIQUIDATION TYPE:  REO SALE    3RD PARTY SALE   SHORT SALE   CHARGE OFF


 WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN    YES     NO
 If "Yes", provide deficiency or cramdown amount _______________________


 LIQUIDATION AND ACQUISITION EXPENSES:
(1)     Actual Unpaid Principal Balance of Mortgage Loan  $ ______________(1)
(2)     Interest accrued at Net Rate                      ________________(2)
(3)     Accrued Servicing Fees                            ________________(3)
(4)     Attorney's Fees                                   ________________(4)
(5)     Taxes (see page 2)                                ________________(5)
(6)     Property Maintenance                              ________________(6)
(7)     MI/Hazard Insurance Premiums (see page 2)         ________________(7)
(8)     Utility Expenses                                  ________________(8)
(9)     Appraisal/BPO                                     ________________(9)
(10)    Property Inspections                              ________________(10)
(11)    FC Costs/Other Legal Expenses                     ________________(11)

(12)    Other (itemize)                                   ________________(12)
        Cash for Keys__________________________           ________________(12)
        HOA/Condo Fees_______________________             ________________(12)
        ______________________________________            ________________(12)
        TOTAL EXPENSES                                    $_______________(13)
CREDITS:
(14)    Escrow Balance                                    $_______________(14)
(15)    HIP Refund                                        ________________(15)
(16)    Rental Receipts                                   ________________(16)
(17)    Hazard Loss Proceeds                              ________________(17)
(18)    Primary Mortgage Insurance / Gov't Insurance      ________________(18a)
                                                          HUD Part A
                                                          ________________(18b)
                                                          HUD Part B
(19)    Pool Insurance Proceeds                           ________________(19)
(20)    Proceeds from Sale of Acquired Property           ________________(20)
(21)    Other (itemize)                                   ________________(21)
        _________________________________________         ________________(21)

        TOTAL CREDITS                                     $________________(22)
        TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)           $________________(23)

ESCROW DISBURSEMENT DETAIL


--------------------------------------------------------------------------------
   TYPE           DATE     PERIOD OF    TOTAL    BASE     PENALTIES    INTEREST
                  PAID     COVERAGE     PAID    AMOUNT
(TAX /INS.)
--------------------------------------------------------------------------------

                                   Schedule 1
                                   ----------

                   Seller's Warranties and Servicing Agreement

                      WFHM Mortgage Pools 6740 through 6747

                            Dated as of April 1, 2007

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

         THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Assignment and Assumption Agreement"), dated as of May [___], 2007, by Bear Stearns Asset Backed Securities I LLC (the "Assignor"), Citibank, N.A., not individually but solely as trustee for the holders of Bear Stearns Asset Backed Securities Trust 2007-2, Asset-Backed Certificates, Series 2007-2 (the "Assignee") and EMC Mortgage Corporation (the "Company"), acknowledged and agreed to by Wells Fargo Bank, National Association, as securities administrator (in such capacity, the "Securities Administrator") and master servicer (in such capacity, the "Master Servicer"), under the Pooling and Servicing Agreement, dated as April 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Assignor, the Securities Administrator, the Master Servicer and Assignee.

         WHEREAS, the Assignor and the Company entered into that certain Servicing Agreement dated as of April 1, 2007, (the "Servicing Agreement") attached hereto as Exhibit A, pursuant to which the Company agreed to service certain mortgage loans listed on Exhibit B annexed hereto, as such Exhibit may be revised on any Subsequent Transfer Date provided in the Pooling and Servicing Agreement, as applicable (the "Mortgage Loans") on behalf of Assignor.

         NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Mortgage Loans serviced by the Company for the Assignor and its successors and assigns pursuant to the Servicing Agreement shall be subject to the terms of this Assignment and Assumption Agreement. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Servicing Agreement.

Assignment and Assumption

         1. Except as expressly provided for herein, the Assignor hereby grants, transfers and assigns to the Assignee all of its right, title and interest in, to and under (a) the Mortgage Loans and (b) the Servicing Agreement with respect to the Mortgage Loans; provided, however, that the Assignor is not assigning to the Assignee any of its right, title and interest, to and under the Servicing Agreement with respect to any mortgage loan other than the Mortgage Loans. Except as is otherwise expressly provided herein, the Assignor makes no representations, warranties or covenants to the Assignee and the Assignee acknowledges that the Assignor has no obligations to the Assignee under the terms of the Servicing Agreement or otherwise relating to the transaction contemplated herein (including, but not limited to, any obligation to indemnify the Assignee).

         Assignor acknowledges and agrees that upon execution of this Assignment and Assumption Agreement, with respect to the Mortgage Loans, the Assignee shall become the "Owner" under the Servicing Agreement, and all representations, warranties and covenants by the "Servicer" to the "Owner" under the Servicing Agreement including, but not limited to, the right to receive indemnification, shall accrue to Assignee by virtue of this Assignment and Assumption Agreement.

Representations Warranties and Covenants
----------------------------------------

         2. The Assignor warrants and represents to, and covenants with, the Assignee that as of the date hereof:

         (a) Attached hereto as Exhibit A is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, further amended or modified in any respect, nor has any notice of termination been given thereunder;

         (b) The Assignor is the lawful owner of the Mortgage Loans with full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Servicing Agreement as they relate to the Mortgage Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Mortgage Loans to the Assignee as contemplated herein, Assignee shall have good title to each and every Mortgage Loan, as well as any and all of the Assignor's interests, rights and obligations under the Servicing Agreement as they relate to the Mortgage Loans, free and clear of any and all liens, claims and encumbrances;

         (c) There are no offsets, counterclaims or other defenses available to the Assignor with respect to the Mortgage Loans or the Servicing Agreement;

         (d) The Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, any Mortgage Loan;

         (e) The Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

         (f) The Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment and Assumption Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Assignment and Assumption Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Assignor. This Assignment and Assumption Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

         (g) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby.

         (h) Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, or any interest in the Mortgage Loans or otherwise approached or negotiated with respect to the Mortgage Loans, or any interest in the Mortgage Loans with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto;

         (i) The Assignor has received from the Company, and has delivered to the Assignee, all documents required to be delivered to the Assignor by the Company prior to the date hereof pursuant to the Servicing Agreement with respect to the Mortgage Loans and has not received, and has not requested from the Company, any additional documents; and

         (j) There is no action, suit, proceeding, investigation or litigation pending or, to Assignor's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignor, would adversely affect Assignor's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignor's ability to perform its obligations under this AAR Agreement.

         3. The Assignee warrants and represents to, and covenants with, Assignor and Company that as of the date hereof:

         (a) The Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to hold the Mortgage Loans on behalf of the holders of Bear Stearns Asset Backed Securities Trust 2007-2, Asset-Backed Certificates, Series 2007-2;

         (b) The Assignee has full corporate power and authority to execute, deliver and perform under its obligations this Assignment and Assumption Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment and Assumption Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment and Assumption Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Assignee. This Assignment and Assumption Agreement has been duly executed and delivered by the Assignee and, upon the due authorization, execution and delivery by the Assignor and the Company, will constitute the valid and legally binding obligation of Assignee enforceable against the Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

         (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby; and

         (d) The Assignee assumes all of the rights of the Assignor as "Owner" under the Servicing Agreement with respect to the Mortgage Loans.

         4. The Company warrants and represents to, and covenants with, the Assignor and the Assignee as of the date hereof:

         (a) Attached hereto as Exhibit A is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, further amended or modified in any respect, nor has any notice of termination been given thereunder;

         (b) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans and otherwise to perform its obligations under the Servicing Agreement;

         (c) The Company has full corporate power and authority to execute, deliver and perform its obligations under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment and Assumption Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Assignment and Assumption Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of the Company. This Assignment and Assumption Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

         (d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby;

         (e) The Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreement in favor of the Assignee with respect to the Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of Assignor; and

         (f) Neither this Assignment and Assumption Agreement nor any certification, statement, report or other agreement, document or instrument furnished or to be furnished by the Company pursuant to this Assignment and Assumption Agreement contains or will contain any materially untrue statement of fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading; and

         (g) Pursuant to Section 10.02 of the Servicing Agreement, the Company hereby restates the representations and warranties set forth in Article III of the Servicing Agreement with respect to the Company as of the date hereof.

         5. Company warrants and represents to, and covenants with the Assignor as of the date hereof:

         (a) Company is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Company;

         (b) No material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company;

         (c) Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger;

         (d) No material changes to the Company's policies or procedures with respect to the servicing function it will perform under the Servicing Agreement and this Assignment and Assumption Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the date hereof;

         (e) There are no aspects of the Company's financial condition that could have a material adverse effect on the performance by the Company of its servicing obligations under the Servicing Agreement and this Assignment and Assumption Agreement;

         (f) There are no material legal or governmental proceedings pending (or known to be contemplated) against the Company, any Subservicer or any third-party originator; and

         (g) There are no affiliations, relationships or transactions relating to the Company or any Subservicer with respect to this securitization transaction and any party thereto of a type described in Item 1119 of Regulation AB.

         6. Notwithstanding anything to the contrary in the Servicing Agreement, the Company shall (or shall cause any Third-Party Originator to) (i) immediately notify Assignor in writing of (A) legal proceedings pending against the Company, or proceedings known to be contemplated by governmental authorities against the Company which in the judgment of the Company would be, in each case, material to purchasers of securities backed by the Mortgage Loans and (B) any affiliations or relationships of the type described in Item 1119(b) of Regulation AB that develop following the date hereof between the Company and any of the above listed parties or other parties identified in writing by the Assignor with respect to the Securitization Transaction and (ii) provide to the Assignor a description of such proceedings, affiliations or relationships.

         Each such notice/update should be sent to the Assignor by e-mail to regABnotifications@bear.com. Additionally, all such notifications, other than those pursuant to (i)(A) above, should be sent to:

                EMC Mortgage Corporation
                2780 Lake Vista Drive
                Lewisville , TX 75067-3884
                Attention:  Conduit Seller Approval Dept.
                Facsimile:  (214) 626-3751
                Email:  sellerapproval@bear.com
                with copies to:

                Bear, Stearns & Co. Inc.
                383 Madison Avenue, 3rd Floor
                New York, NY  10179
                Attention:  Global Credit Administration
                Facsimile:  (212) 272-6564

                EMC Mortgage Corporation
                2780 Lake Vista Drive
                Lewisville, TX  75067-3884
                Attention:  General Counsel
                Facsimile:  (469) 759-4714

         Notifications pursuant to (i)(A) above should be sent to:

                EMC Mortgage Corporation
                2780 Lake Vista Drive
                Lewisville, TX  75067-3884
                Attention:  General Counsel
                Facsimile:  (469) 759-4714

                with a copy to:

                Bear, Stearns & Co. Inc.
                383 Madison Avenue, 3rd Floor
                New York, NY  10179
                Attention:  Global Credit Administration
                Facsimile:  (212) 272-6564

         7. Assignor hereby agrees to indemnify and hold the Assignee (and its successors and assigns) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that Assignee (and its successors and assigns) may sustain in any way related to any breach of the representations or warranties of Assignor set forth in this Assignment and Assumption Agreement or the breach of any covenant or condition contained herein.

         8. The Company hereby acknowledges that Wells Fargo Bank, N.A. and any successor thereto (the "Master Servicer"), has been appointed as master servicer of the Mortgage Loans pursuant to the Pooling and Servicing Agreement, and therefore has the right to enforce all obligations of the Company, as they related to the Mortgage Loans, under the Servicing Agreement that have been assigned hereby. Such right will include, without limitation, the right to receive all remittances required to be made by the Company under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Servicing Agreement, the right to examine the books and records of the Company, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Company.

         9. Notwithstanding any term hereof to the contrary, the execution and delivery of this Assignment and Assumption Agreement by the Assignee is solely in its capacity as trustee for the holders of Bear Stearns Asset Backed Securities Trust 2007-2, Asset-Backed Certificates, Series 2007-2 and not individually, and any recourse against the Assignee in respect of any obligations it may have under or pursuant to the terms of this Assignment and Assumption Agreement shall be limited solely to the assets it may hold as trustee of Bear Stearns Asset Backed Securities Trust 2007-2, Asset-Backed Certificates, Series 2007-2.

Recognition of Assignee
-----------------------

         10. From and after the date hereof, Company shall recognize Assignee as owner of the Mortgage Loans and will service the Mortgage Loans for Assignee as if Assignee and Company had entered into a separate servicing agreement for the servicing of the Mortgage Loans in the form of the Servicing Agreement, the terms of which are incorporated herein by reference. Notwithstanding anything to the contrary contained herein or in the Servicing Agreement, Company acknowledges that the Mortgage Loans will be part of one or more REMICs and hereby agrees that in no event will it service the Mortgage Loans in a manner that would (i) cause any REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code). It is the intention of Assignor, Company and Assignee that this Assignment and Assumption Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither Company nor Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans without the prior written consent of Assignee.

         11. A copy of all assessments, attestations, reports and certificates required to be delivered by the Company under this Assignment and Assumption Agreement and the Servicing Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addresses shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

         12. Distributions shall be made by wire transfer of immediately available funds to:

                Bear Stearns BSABS 2007-2 Distribution Account

                Wells Fargo Bank, N.A.
                ABA# 121000248
                Account Name: SAS Clearing
                Account # 3970771416
                For Further Credit to: BSABS 2007-2,
                Distribution Account #53148700


and the Company shall deliver all reports required to be delivered under the Servicing Agreement to the Master Servicer at:

                Wells Fargo Bank, N.A.
                9062 Old Annapolis Road
                Columbia, Maryland 21045
                Attention: Client Manager BSABS 2007-2
                Telecopier No.: (410) 715-2380

         13.    Notices:

         The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment and Assumption Agreement is:

                Bear Stearns Asset Backed Securities I LLC
                383 Madison Avenue
                New York, New York 10179
                Attention:  Global Credit Administration
                Facsimile:  (212) 272-6564


         The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment and Assumption Agreement is:

                Citibank, N.A., as trustee
                388 Greenwich Street, 14th Floor
                New York, NY 10013
                Attention: Structured Finance Agency & Trust
                BSABS 2007-2
                Telecopier No.: (212) 816-5527

         The Company's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment and Assumption Agreement is:

                EMC Mortgage Corporation
                2780 Lake Vista Drive
                Lewisville , TX 75067-3884
                Attention:  Conduit Seller Approval Dept.
                Facsimile:  (214) 626-3751

Miscellaneous:
--------------

         14. Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee and the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Assignment and Assumption Agreement.

         15. This Assignment and Assumption Agreement shall be construed in accordance with the laws of the State of New York, including Sections 5-1401 and 5-1402 of the New General Obligations Law, but otherwise without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         16. No term or provision of this Assignment and Assumption Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         17. This Assignment and Assumption Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

         18. This Assignment and Assumption Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Servicing Agreement to the extent of the Mortgage Loans by Assignor to Assignee and the termination of the Servicing Agreement.

         19. This Assignment and Assumption Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

         20. In the event that any provision of this Assignment and Assumption Agreement conflicts with any provision of the Servicing Agreement with respect to the Mortgage Loans, the terms of this Assignment and Assumption Agreement shall control.

         21. Any new loan number assigned to a Mortgage Loan by the Assignee shall be provided to the Company at the following address: EMC Mortgage Corporation, 2780 Lake Vista Drive, Lewisville, TX 75067-3884, Attention:
General Counsel. In addition, if Assignee has changed its document custodian from the previous custodian, such new custodian's name, address and contact information shall be provided to the Company at the aforementioned address.

         IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement on the date first above written.

BEAR STEARNS ASSET BACKED                       CITIBANK, N.A., AS TRUSTEE FOR
SECURITIES I LLC, THE ASSIGNOR                  THE HOLDERS OF BEAR STEARNS
                                                ASSET BACKED SECURITIES TRUST
                                                2007-2, ASSET-BACKED
                                                CERTIFICATES, SERIES 2007-2, THE
                                                ASSIGNEE

By:__________________________________           By:_____________________________


Its:__________________________________          Its:____________________________



EMC MORTGAGE CORPORATION, AS COMPANY

By:__________________________________


Its:__________________________________


Acknowledged and agreed:
WELLS FARGO BANK, NATIONAL ASSOCIATION

By:__________________________________


Its:__________________________________

                                    Exhibit A
                                    ---------

         Servicing Agreement, dated as of April 1, 2007, by and between Bear Stearns Asset Backed Securities I LLC and EMC Mortgage Corporation.

                                    Exhibit B
                                    ---------

                                 Mortgage Loans

                            [Available Upon Request]

                                  Schedule III

                                   [Reserved]



                                     S-III-1

BEAR STEARNS[OBJECT OMITTED]
                                           BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                             383 MADISON AVENUE
                                                       NEW YORK, NEW YORK 10179
                                                                   212-272-4009


DATE:                               May 16, 2007

TO: Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2

ATTENTION:                          Structured Finance Agency & Trust -
                                    BSABS 2007-2

TELEPHONE:                          212-816-5614
FACSIMILE:                          212-816-5527
FROM:                               Derivatives Documentation
TELEPHONE:                          212-272-2711
FACSIMILE:                          212-272-9857

SUBJECT:                            Fixed Income Derivatives Confirmation and
                                    Agreement

REFERENCE NUMBER: FXNSC9543

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the " Transaction") between Bear Stearns Financial Products Inc. ("Bear Stearns") and Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2 ("Counterparty"). Reference is hereby made to the Pooling and Servicing Agreement, dated as of April 1, 2007, among EMC Mortgage Corporation, as seller ("Seller") and as company ("Company"), Wells Fargo Bank, National Association, as master servicer and securities administrator ("Master Servicer" and "Securities Administrator"), Bear Stearns Asset Backed Securities I LLC, as depositor ("Depositor") and Citibank, N.A., as trustee ("Trustee") (the "Pooling and Servicing Agreement"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the "ISDA Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Master Agreement.

(1) This Confirmation is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). Any reference to a "Swap Transaction" in the Definitions is deemed to be a reference to a "Transaction" for purposes of this Agreement, and any reference to a "Transaction" in this Agreement is deemed to be a reference to a "Swap Transaction" for purposes of the Definitions. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the "ISDA Master Agreement"), as if Bear Stearns and Counterparty had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Confirmation (the "Schedule"), and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "Credit Support Annex"). For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement. In the event of any inconsistency among any of the following documents, the relevant document first listed shall govern:
     (i) this Confirmation, exclusive of the provisions set forth in Item 3 hereof and Annex A hereto; (ii) the Schedule; (iii) the Credit Support Annex; (iv) the Definitions; and (v) the ISDA

Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 2 of 35

     Master Agreement. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement.

     Each reference herein to a "Section" (unless specifically referencing the Pooling and Servicing Agreement or to a "Section" of this Agreement will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a "Part" will be construed as a reference to provisions herein deemed incorporated in a Schedule to the ISDA Master Agreement; each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

(2) The terms of the particular Transaction to which this Confirmation relates are as follows:

     Notional Amount:               With respect to any Calculation  Period,
                                    the amount set forth for such period on
                                    Schedule I attached hereto.

     Trade Date:                    May 14, 2007

     Effective Date:                May 16, 2007

     Termination                    Date: April 25, 2011, subject to adjustment
                                    in accordance with the Business Day
                                    Convention; provided, however, that for the purpose of determining the final Fixed Rate
                                    Payer Period End Date, Termination Date
                                    shall be subject to No Adjustment.

     Fixed Amount:

          Fixed Rate Payer:         Counterparty

          Fixed Rate Payer
          Period End Dates:         The 25th calendar day of each month during
                                    the Term of this Transaction, commencing May
                                    25, 2007 and ending on the Termination Date, with No Adjustment.

          Fixed Rate Payer
          Payment Date:             Early Payment shall be applicable. The
                                    Fixed Rate Payer Payment Date shall be one
                                    Business Day preceding each Fixed Rate Payer
                                    Period End Date.

          Fixed Rate:               5.16500%

          Fixed Rate Day
          Count Fraction:           30/360

     Floating Amounts:

          Floating Rate Payer:          Bear Stearns

Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 3 of 35


          Floating Rate Payer
          Period End Dates:                The 25th calendar day of each month
                                           during the Term of this Transaction,
                                           commencing May 25, 2007, and ending
                                           on the Termination Date, subject to
                                           adjustment in accordance with the
                                           Business Day Convention.

          Floating Rate Payer
          Payment Dates:                   Early Payment shall be applicable.
                                           The Floating Rate Payer Payment Date
                                           shall be one Business Day preceding
                                           each Floating Rate Payer Period End
                                           Date.

          Floating Rate for initial
          Calculation Period:              To be determined.


          Floating Rate Option:            USD-LIBOR-BBA

          Designated Maturity:             One month

          Spread:                          None

          Floating Rate Day
          Count Fraction:                  Actual/360

          Reset Dates:                     The first day of each Calculation
                                           Period.

          Compounding: Inapplicable

          Business Days:                   New York

          Business Day Convention:         Following

          Calculation Agent:               Bear Stearns

(3)  Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

Part 1. Termination Provi sions.

For purposes of the ISDA Master Agreement:

(a) "Specified Entity" will not apply to Bear Stearns or Counterparty for any purpose.

(b) "Specified Transactions" will not apply to Bear Stearns or Counterparty for any purpose.

(c) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Bear Stearns and will apply to Counterparty; provided that notwithstanding anything to the contrary in Section 5(a)(i) or Paragraph 7 of the Credit Support Annex, any failure by Bear Stearns to comply with or perform any obligation to be complied with or performed by Bear Stearns under the Credit Support Annex shall

Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 4 of 35


     not constitute an Event of Default under Section 5(a)(i) unless (A) a Moody's Second Level Downgrade has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Bear Stearns.

(d) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Bear Stearns and will not apply to Counterparty.

(e)  The "Credit Support Default" provisions of Section 5(a)(iii) will apply to
     (x) Bear Stearns; provided that notwithstanding anything to the contrary in
     Section 5(a)(iii)(1), any failure by Bear Stearns to comply with or perform any obligation to be complied with or performed by Bear Stearns under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Moody's Second Level Downgrade has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Bear Stearns and (y) Counterparty solely in respect of Counterparty's obligations under Paragraph 3(b) of the Credit Support Annex.

(f) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Bear Stearns and will not apply to Counterparty.

(g) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to Bear Stearns or Counterparty.

(h) The "Cross Default" provisions of Section 5(a)(vi) will apply to Bear Stearns and will not apply to Counterparty.

         "Specified Indebtedness" will have the meaning specified in Section 14.

         "Threshold Amount" means USD 100,000,000.

(i) The "Bankruptcy" provisions of Section 5(a)(vii) will apply to Bear Stearns and will apply to Counterparty except that the provisions of Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Counterparty has not become subject to), (7) and (9) will not apply to Counterparty; provided that, with respect to Counterparty only, Section 5(a)(vii)(4) is hereby amended by adding after the words "against it" the words "(excluding any proceeding or petition instituted or presented by Bear Stearns)", and Section 5(a)(vii)(8) is hereby amended by deleting the words "to (7) inclusive" and inserting lieu thereof ", (3), (4) as amended, (5) or (6) as amended".

(j) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to Bear Stearns and will apply to Counterparty; provided that Bear Stearns shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(k) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Bear Stearns or Counterparty.

(l) The "Automatic Early Termination" provision of Section 6(a) will not apply to Bear Stearns or to Counterparty.

Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 5 of 35





(m) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Master Agreement:

         (1) Market Quotation will apply; and

         (2) the Second Method will apply;

         provided that if Bear Stearns is the Defaulting Party or the sole Affected Party, the following provisions will apply:

             (A) Section 6(e) of the ISDA Master Agreement will be amended by inserting on the first line "or is effectively designated" after "If an Early Termination Date occurs";

             (B) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                  "Market Quotation" means, with respect to one or more Terminated Transactions, and a party making the determination, an amount determined on the basis of Firm Offers from Reference Market-makers that are Eligible Replacements. Each Firm Offer will be (1) for an amount that would be paid to Counterparty (expressed as a negative number) or by Counterparty (expressed as a positive number) in consideration of an agreement between Counterparty and such Reference Market-maker to enter into a Replacement Transaction and (2) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The party making the determination (or its agent) will request each Reference Market-maker to provide its Firm Offer to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the designation or occurrence of the relevant Early Termination Date. The day and time as of which those Firm Offers are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. The Market Quotation shall be the Firm Offer actually accepted by Counterparty no later than the Business Day preceding the Early Termination Date. If no Firm Offers are provided by the Business Day preceding the Early Termination Date, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Transactions cannot be determined.

             (C) Counterparty shall use best efforts to accept a Firm Offer that would determine the Market Quotation. If more than one Firm Offer (which, if accepted,

Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 6 of 35


             would determine the Market Quotation) is provided, Counterparty shall accept the Firm Offer (among such Firm Offers) which would require either (x) the lowest payment by the Counterparty to the Reference Market-maker, to the extent Counterparty would be required to make a payment to the Reference Market-maker or (y) the highest payment from the Reference Market-maker to Counterparty, to the extent the Reference Market-maker would be required to make a payment to the Counterparty. If only one Firm Offer (which, if accepted, would determine the Market Quotation) is provided, Counterparty shall accept such Firm Offer.

             (D) Upon the written request by Counterparty to Bear Stearns, Bear Stearns shall obtain the Market Quotations on behalf of Counterparty.

             (E) If the Settlement Amount is a negative number, Section 6(e)(i)(3) of the ISDA Master Agreement shall be deleted in its entirety and replaced with the following:

                  "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Counterparty shall pay to Bear Stearns an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions,
                  (II) Counterparty shall pay to Bear Stearns the Termination Currency Equivalent of the Unpaid Amounts owing to Bear Stearns and (III) Bear Stearns shall pay to Counterparty the Termination Currency Equivalent of the Unpaid Amounts owing to Counterparty; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Bear Stearns under the immediately preceding clause (III) shall not be netted-off against any amount payable by Counterparty under the immediately preceding clause (I)."

(n)  "Termination Currency" means United States Dollars.

(o)  Additional Termination Events. Additional Termination Events will apply:

       (i) If, upon the occurrence of a Swap Disclosure Event (as defined in Part 5(l)(ii) below) Bear Stearns has not, within ten (10) calendar days after such Swap Disclosure Event complied with any of the provisions set forth in Part 5 (l) below, then an Additional Termination Event shall have occurred with respect to Bear Stearns, Bear Stearns shall be the sole Affected Party and all Transactions hereunder shall be Affected Transaction.

       (ii) If, without the prior written consent of Bear Stearns where such consent is required under the Pooling and Servicing Agreement, an amendment or supplemental agreement is made to the Pooling and Servicing Agreement which amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns under this Agreement, an Additional Termination Event shall have occurred with respect to Counterparty, Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transaction.

Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 7 of 35


       (iii) If the Paying Agent is unable to pay, or fails or admits in writing its inability to pay, by the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date, the ultimate payment of principal with respect to the Class A Certificates, to the extent required pursuant to the terms of the Pooling and Servicing Agreement to be paid to the Class A Certificates, then an Additional Termination Event shall have occurred with respect to Counterparty, Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transaction.

       (iv)  (A)  If a S&P First Level Downgrade has occurred and is continuing and Bear Stearns fails to take any action described under Part
                  (5)(f)(i)(1), within the time period specified therein, then an Additional Termination Event shall have occurred with respect to Bear Stearns, Bear Stearns shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transaction.

             (B) If a S&P Second Level Downgrade has occurred and is continuing and Bear Stearns fails to take any action described under Part
                  (5)(f)(i)(2) within the time period specified therein, then an Additional Termination Event shall have occurred with respect to Bear Stearns, Bear Stearns shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transaction.

             (C) If (A) a Moody's Second Level Downgrade has not occurred and been continuing for 30 or more Local Business Days and (B) Bear Stearns has failed to comply with or perform any obligation to be complied with or performed by Bear Stearns in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Bear Stearns and Bear Stearns shall be the sole Affected Party with respect to such Additional Termination Event.

             (D) If (A) a Moody's Second Level Downgrade has occurred and been continuing for 30 or more Local Business Days and (B) either
                  (i) at least one Eligible Replacement has made a Firm Offer to be the transferee or (ii) at least one entity that satisfies the Moody's Approved Ratings Threshold has made a Firm Offer to provide an Eligible Guaranty in respect of all of Bear Stearns' present and future obligations under this Agreement, then an Additional Termination Event shall have occurred with respect to Bear Stearns, Bear Stearns shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transaction.

       (v) If at any time, the Sponsor provides notice that it will purchase the Mortgage Loans pursuant to Section 10.01 of the Pooling and Servicing Agreement, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event; provided that notwithstanding anything in the first sentence of Section 6(d)(ii) of the ISDA Master Agreement to the contrary, the amount calculated as being due in respect of such Additional Termination Event shall be payable on the Distribution Date upon which the final distribution is made to the Certificateholders.

Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 8 of 35



Part 2. Tax Matters.

(a)  Tax Representations.

     (i) Payer Representations. For the purpose of Section 3(e) of the ISDA Master Agreement, each of Bear Stearns and the Counterparty will make the following representations:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (1) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Master Agreement;

         (2) the satisfaction of the agreement contained in Sections 4(a)(i) and 4(a)(iii) of the ISDA Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Sections 4(a)(i) and 4(a)(iii) of the ISDA Master Agreement; and

         (3) the satisfaction of the agreement of the other party contained in
         Section 4(d) of the ISDA Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause
         (ii) and the other party does not deliver a form or document under
         Section 4(a)(iii) of the ISDA Master Agreement by reason of material prejudice to its legal or commercial position.

     (ii) Payee Representations. For the purpose of Section 3(f) of the ISDA Master Agreement, each of Bear Stearns and the Counterparty make the following representations.

     The following representation will apply to Bear Stearns:

         Bear Stearns is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

     The following representation will apply to the Counterparty:

         None.

(b)  Tax Provisions.

     Notwithstanding the definition of "Indemnifiable Tax" in Section 14 of this Agreement, all Taxes in relation to payments by Bear Stearns shall be Indemnifiable Taxes (including any Tax imposed in respect of a Credit Support Document) unless (i) such Taxes are assessed directly against Counterparty and not by deduction or withholding by Bear Stearns or (ii) arise as a result of a Change in Tax Law (in which case such Tax shall be an Indemnifiable Tax only if such Tax satisfies the definition of Indemnifiable Tax provided in Section 14). In relation to payments by Counterparty, no Tax shall be an Indemnifiable Tax.

Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 9 of 35





Part 3. Agreement to Deliver Documents. For the purpose of Section 4(a) of the ISDA Master Agreement:

         (i)  Tax forms, documents, or certificates to be delivered are:

Party required    Form/Document             Date by which to
deliver document  Certificate               be delivered

Bear Stearns      An original properly      (i) upon execution of this
                  completed and executed    Agreement, (ii) on or before the
                  United States Internal    first payment date under this
                  Revenue Service Form W-9  Agreement, including any Credit
                  (or any successor         Support Document, (iii) promptly
                  thereto) with respect to  upon the reasonable demand by
                  any payments received or  Counterparty, (iv) prior to the
                  to be received by Bear    expiration or obsolescence of any
                  Stearns, that eliminates  previously delivered form, and (v)
                  U.S. federal withholding  promptly upon the information on any
                  and backup withholding    such previously delivered form
                  Tax on payments to Bear   becoming inaccurate or incorrect.
                  Stearns under this
                  Agreement.

Counterparty      An original properly      (i) upon execution of this
                  completed and executed    Agreement, (ii) on or before the
                  United States Internal    first payment date under this
                  Revenue Service Form W-9  Agreement, including any Credit
                  (or any successor         Support Document, (iii) promptly
                  thereto) with respect to  upon the reasonable demand by Bear any payments received or  Stearns, (iv) prior to the
                  to be received by         expiration or obsolescence of any
                  Counterparty.             previously delivered form, and (v)
                                            promptly upon actual knowledge by
                                            the Counterparty of the information
                                            on any such previously delivered
                                            form becoming inaccurate or
                                            incorrect.

(ii) Other documents to be delivered are:

Party required      Form/Document/                     Date by which to            Covered by Section
to deliver          Certificate                        be delivered                3(d) Representation
document

Bear Stearns and    Any documents required by the      Upon the execution and      Yes
the Counterparty    receiving party to evidence the    delivery of this
                    authority of the delivering        Agreement and such
                    party or its Credit Support        Confirmation
                    Provider, if any, for it to
                    execute and


Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental
Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 10 of 35


Party required      Form/Document/                     Date by which to            Covered by Section
to deliver          Certificate                        be delivered                3(d) Representation
document

                    deliver this Agreement, any
                    Confirmation, and any Credit
                    Support Documents to which it
                    is a party, and to evidence the
                    authority of the delivering
                    party or its Credit Support
                    Provider to perform its
                    obligations under this
                    Agreement, such Confirmation
                    and/or Credit Support Document,
                    as the case may be

Bear Stearns        Annual Report of Bear Stearns      Upon request by             Yes
                    containing consolidated            Counterparty
                    financial statements certified
                    by independent certified public
                    accountants and prepared in
                    accordance with generally
                    accepted accounting principles
                    in the country in which Bear
                    Stearns is organized

Bear Stearns        Quarterly Financial Statements     Upon request by             Yes
                    of Bear Stearns containing         Counterparty
                    unaudited, consolidated
                    financial statements of Bear
                    Stearns's fiscal quarter
                    prepared in accordance with
                    generally accepted accounting
                    principles in the country in
                    which Bear Stearns is organized.

Bear Stearns and    A certificate of an authorized     Upon the execution and      Yes
the Counterparty    officer of the party, as to the    delivery of this
                    incumbency and authority of the    Agreement and such
                    respective officers of the         Confirmation
                    party signing this Agreement,
                    any relevant Credit Support
                    Document, or any  Confirmation,
                    as the


Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental
Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 11 of 35


Party required      Form/Document/                     Date by which to            Covered by Section
to deliver          Certificate                        be delivered                3(d) Representation
document

                    case may be

Bear Stearns        An opinion of counsel of such      Upon the execution and      No
                    party regarding the                delivery of this Agreement
                    enforceability of this
                    Agreement in a form reasonably
                    satisfactory to the other party.

Counterparty        An executed copy of the Pooling    Concurrently with filing    No
                    and Servicing Agreement            of each draft of the
                                                       Pooling and Servicing
                                                       Agreement with the U.S.
                                                       Securities and Exchange
                                                       Commission


Part 4 Miscellaneous.

(a)  Address for Notices: For the purposes of Section 12(a) of the ISDA Master
     Agreement:

          Address for notices or communications to Bear Stearns:

               Address:     383 Madison Avenue, New York, New York 10179
               Attention:   DPC Manager
               Facsimile:   (212) 272-5823

          with a copy to:

               Address:     One Metrotech Center North, Brooklyn, New York 11201
               Attention:   Derivative Operations - 7th Floor
               Facsimile:   (212) 272-1634

          (For all purposes)

          Address for notices or communications to the Counterparty:

               Address:     Citibank, N.A.
                            388 Greenwich Street, 14th floor
                            New York, New York 10013
               Attention:   Structured Finance Agency & Trust - BSABS 2007-2
               Facsimile:   212-816-5527
               Phone:       212-816-5614

          with a copy to:

Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 12 of 35


               Address:     Wells Fargo Bank, N.A.
                            9062 Old Annapolis Road
                            Columbia, MD 21045
               Attention:   Client Manager, BSABS 2007-2
               Facsimile:   410-715-2380
               Phone:       410-884-2000

          (For all purposes)

(b)  Account Details and Settlement Information:

     Payments to Bear Stearns:
          Citibank, N.A., New York
          ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
          Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
          Sub-account Number: 102-04654-1-3
          Attention: Derivatives Department

     Payments to Counterparty:
          Wells Fargo Bank, N.A.
          ABA Number: 121000248
          Account Name: SAS Clearing
          Account Number: 3970771416
          FFC: 53148701, BSABS 2007-2, Swap Account

(c)  Process Agent. For the purpose of Section 13(c) of the ISDA Master
     Agreement:

               Bear Stearns appoints as its
               Process Agent:          Not Applicable

               The Counterparty appoints as its
               Process Agent:          Not Applicable

(d) Offices. The provisions of Section 10(a) of the ISDA Master Agreement will not apply to this Agreement; neither Bear Stearns nor the Counterparty have any Offices other than as set forth in the Notices Section.

(e)  Multibranch Party. For the purpose of Section 10(c) of the ISDA Master
     Agreement:

          Bear Stearns is not a Multibranch Party.

          The Counterparty is not a Multibranch Party.


(f)  Credit Support Document.

Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 13 of 35



          Bear Stearns: The Credit Support Annex and any guaranty in support of Bear Stearns' obligations under this Agreement.

          Counterparty: The Credit Support Annex.

(g)  Credit Support Provider.

          Bear Stearns: The guarantor under any guaranty in support of Bear Stearns' obligations under this Agreement.

          Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph 1 and inserting "." in lieu thereof, and
     (iii) deleting the final paragraph thereof.

(j) "Affiliate": Bear Stearns and Counterparty shall be deemed not to have any Affiliates for purposes of this Agreement, including for purposes of
     Section 6(b)(ii) of the ISDA Master Agreement.

(k)  Netting of Payments. The parties agree that subparagraph (ii) of
     Section 2(c) of the ISDA Master Agreement will apply to each Transaction.

Part 5.  Other Provisions.

(a) Section 3 of the ISDA Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

     "(g) Relationship Between Parties.

          Each party represents to the other party on each date when it enters into a Transaction that:

      (1) Nonreliance. (i) It is acting for its own account, (ii) it is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (iii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, (iv) it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party, (v) it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary, (vi) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction and (vii) it has not

Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 14 of 35


          received from the other party any assurance or guaranty as to the expected results of this Transaction.

      (2) Evaluation and Understanding.

                         (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                         (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

     (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

      (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

      (5) Eligible Contract Participant. It constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

      (6) Line of Business. It has entered into this Agreement (including each Transaction governed hereby) in conjunction with its line of business or the financing of its business."

(b) Non-Recourse. Notwithstanding any provision herein or in the ISDA Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Swap Account and the proceeds thereof, in accordance with the terms of the Pooling and Servicing Agreement. In the event that the Swap Account and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Swap Account and the proceeds thereof, any claims against or obligations of Counterparty under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Swap Administrator shall not have liability for any failure or delay in making a payment hereunder to Bear Stearns due to any failure or delay in receiving amounts in the Swap Account from the Trust created pursuant to the Pooling and Servicing Agreement.

(c) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 15 of 35



(d) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(e) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.





(f)   Rating Agency Downgrade.

    (i) S&P Downgrade:

          (1) In the event that a S&P First Level Downgrade occurs and is continuing, then within 30 days after such rating downgrade, Bear Stearns shall, subject to the Rating Agency Condition with respect to S&P, at its own expense, either (i) procure a Permitted Transfer, (ii) obtain an Eligible Guaranty or (iii) post collateral in accordance with the Credit Support Annex.

          (2) In the event that a S&P Second Level Downgrade occurs and is continuing, then within 10 Local Business Days after such rating withdrawal or downgrade, Bear Stearns shall, subject to the Rating Agency Condition with respect to S&P, at its own expense, either (i) procure a Permitted Transfer or (ii) obtain an Eligible Guaranty.

    (ii) Moody's Downgrade.

          (1) In the event that a Moody's Second Level Downgrade occurs and is continuing, Bear Stearns shall as soon as reasonably practicable thereafter, at its own expense and using commercially reasonable efforts, either (i) procure a Permitted Transfer or
               (ii) obtain an Eligible Guaranty.

(g) Payment Instructions. Bear Stearns hereby agrees that, unless notified in writing by the Counterparty of other payment instructions, any and all amounts payable by Bear Stearns to the Counterparty under this Agreement shall be paid at the account specified in Part 4(b) of this Agreement.

(h) Amendment. No amendment, waiver, supplement or other modification of this Transaction shall be permitted by either party unless (i) each of S&P and Moody's have been provided notice of the same and (ii) such amendment, waiver, supplement, assignment or other modification satisfies the Rating Agency Condition.

(i)   Transfer.

      (i) The first paragraph of Section 7 is hereby amended in its entirety as follows:

             "Subject to Section 6(b)(ii), Part 5(f) and Part 5(j), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) without (a) the prior written consent of the other party (which consent shall be

Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 16 of 35


             deemed given by Counterparty if the transfer, novation or assignment is to an Eligible Replacement) and (b) satisfaction of the Rating Agency Condition with respect to S&P, except that:"

      (ii) If an entity has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Counterparty) to be the transferee of a transfer, Counterparty shall, at Bear Stearns' written request and at Bear Stearns' expense, take any reasonable steps required to be taken by Counterparty to effect such transfer.

(j) Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended by
(i) deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and (ii) deleting the last paragraph thereof and inserting the following:

      "Notwithstanding anything to the contrary in Section 7 (as amended herein) and Part 5(i), any transfer by Bear Stearns under this Section 6(b)(ii) shall not require the consent of Counterparty; provided that:

      (i)    the transferee (the "Transferee") is an Eligible Replacement;


      (ii) if the Transferee is domiciled in a different country or political subdivision thereof from both Bear Stearns and Counterparty, such transfer satisfies the Rating Agency Condition;

      (iii) the Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Bear Stearns would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the Transferee would be required to make additional payments pursuant to Section 2(d) (i)(4) corresponding to such excess;

      (iv) a Termination Event or Event of Default does not occur as a result of such transfer; and

      (v) the Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision.

      On and from the effective date of any such transfer to the Transferee, Bear Stearns will be fully released from any and all obligations hereunder."

(k) Proceedings. Bear Stearns shall not institute against or cause any other person to institute against, or join any other person in instituting against, the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Bear Stearns Asset Backed Securities Trust 2007-2, Asset-Backed Certificates, Series 2007-2 (the "Certificates").

(l) Compliance with Regulation AB.

    (i) Bear Stearns agrees and acknowledges that the Depositor is required under Regulation AB as defined under the Pooling and Servicing Agreement, to disclose certain financial information regarding Bear

Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 17 of 35


         Stearns or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between Bear Stearns or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

    (ii) It shall be a swap disclosure event ("Swap Disclosure Event") if, on any Business Day after the date hereof, the Depositor requests from Bear Stearns the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Depositor, in good faith, that such information is required under Regulation AB) (the "Swap Financial Disclosure").

    (iii)Upon the occurrence of a Swap Disclosure Event, Bear Stearns, within 10 calendar days, at its own expense, shall (1)(a) either (i) provide to Depositor the current Swap Financial Disclosure in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word(R) or Microsoft Excel(R) format but not in .pdf format) or (ii) provide written consent to Depositor to incorporation by reference of such current Swap Financial Disclosure that are filed with the Securities and Exchange Commission in the reports of the Trust filed pursuant to the Exchange Act, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference of such accounting firm's report relating to their audits of such current Swap Financial Disclosure in the Exchange Act Reports of the Depositor, and (c) provide to the Depositor any updated Swap Financial Disclosure with respect to Bear Stearns or any entity that consolidates Bear Stearns within five days of the release of any such updated Swap Financial Disclosure; (2) secure another entity to replace Bear Stearns as party to this Agreement on terms substantially similar to this Agreement, which entity (or a guarantor therefor) meets or exceeds the Moody's Approved Ratings Thresholds and S&P Approved Ratings Threshold and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB, or (3) obtain a guaranty of Bear Stearns' obligations under this Agreement from an affiliate of Bear Stearns that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, and cause such affiliate to provide Swap Financial Disclosure and any future Swap Financial Disclosure, such that disclosure provided in respect of such affiliate will satisfy any disclosure requirements applicable to the Swap Provider.

    (iv) Bear Stearns agrees that, in the event that Bear Stearns provides Swap Financial Disclosure to Depositor in accordance with Part 5(l)(iii)(1) or causes its affiliate to provide Swap Financial Disclosure to Depositor in accordance with clause Part 5(l)(iii)(3), it will indemnify and hold harmless Depositor, its respective directors or officers and any person controlling Depositor, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (v) If Securities Administrator and Depositor reasonably requests, Bear Stearns shall provide such other information as may be necessary for Depositor to comply with Item 1115 of Regulation AB.

    (vi) Each of the Securities Administrator and Depositor shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Securities Administrator's and the Depositor's rights explicitly specified in this Part 5(l).

Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 18 of 35


(m) Supplemental Interest Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that:

    (i) this Agreement is executed and delivered by Citibank, N.A., not individually or personally but solely as the Supplemental Interest Trust Trustee under the Pooling and Servicing Agreement;

    (ii) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as a personal representation, undertaking or agreement of Citibank, N.A. but is made and intended for the purpose of binding only the Counterparty;

    (iii) nothing herein contained shall be construed as imposing any liability upon Citibank, N.A., individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve Citibank, N.A. from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein;

    (iv) under no circumstances shall Citibank, N.A. be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents, other than due to its negligence or willful misconduct in performing the obligations of the Supplemental Interest Trust Trustee under the Pooling and Servicing Agreement; and

    (v) the Supplemental Interest Trust Trustee has been directed, pursuant to the Pooling and Servicing Agreement, to enter into this Agreement and to perform its obligations hereunder.

(n) Substantial Financial Transaction. Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

(o)      Set-Off. Except as expressly provided for in Section 2(c), Section 6 or
Part 1(m)(E) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(p) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(q)      Additional Defined Terms.

    (i) Capitalized terms used but nor defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 19 of 35


    (ii) Additional Definitions:

         "Eligible Guaranty" means an unconditional and irrevocable guaranty of all present and future payment obligations and obligations to post collateral of Bear Stearns or an Eligible Replacement to Counterparty under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Counterparty, the form and substance of which guaranty are subject to the Rating Agency Condition with respect to S&P.

         "Eligible Guarantor" means an entity that has credit ratings at least equal to the Moody's Required Ratings Threshold and S&P Approved Ratings Threshold.

         "Eligible Replacement" means an entity that either (i) satisfies the S&P Approved Ratings Threshold and the Moody's Required Ratings Threshold or (ii) provides an Eligible Guaranty from an Eligible Guarantor.

         "Firm Offer" means an offer which, when made, is capable of becoming legally binding upon acceptance.

         "Moody's" means Moody's Investors Service, Inc., or any successor.

         "Moody's Approved Ratings Threshold" means, with respect to (i) Bear Stearns, a Moody's counterparty rating of "A1" or above and (ii) with respect to any other entity (or its guarantor), (x) if such entity has both a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's and a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" or above and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1" or above, or (y) if such entity has only a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1" or above.

         "Moody's First Level Downgrade" means that no Relevant Entity satisfies the Moody's Approved Rating Threshold.

         "Moody's Required Ratings Threshold" means, with respect to (i) Bear Stearns, a counterparty rating of "A3" or above and (ii) with respect to any other entity (or its guarantor), (x) if such entity has both a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's and a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" or above or a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2" or above, or (y) if such entity has only a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" or above.

         "Moody's Second Level Downgrade" means that no Relevant Entity satisfies the Moody's Required Ratings Threshold.

         "Permitted Transfer" means a transfer by novation by Bear Stearns to an entity (the "Transferee") of all, but not less than all, of Bear Stearns' rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the

Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 20 of 35


         Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps organized under the laws of the United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to Counterparty), (b) an Event of Default or Termination Event would not occur as a result of such transfer, (c) pursuant to a written instrument (the "Transfer Agreement"), the Transferee acquires and assumes all rights and obligations of Bear Stearns under the Agreement and the relevant Transaction, (d) Bear Stearns will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (e) either (A) Moody's has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P or (B) each Rating Agency has been given prior written notice of such transfer and such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms, other than party names, dates relevant to the effective date of such transfer, tax representations and any other representations regarding the status of the substitute counterparty, notice information and account details and other similar provisions; and (f) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

         "Rating Agency" means each of Moody's and S&P.

         "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each Rating Agency then providing a rating of the Certificates and receive from each such Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of its then-current rating of the Certificates.

         "Relevant Entity" means Bear Stearns and any Eligible Guarantor under an Eligible Guaranty with respect to Bear Stearns.

         "Replacement Transaction" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Counterparty the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, as determined by Counterparty in its sole discretion, acting in a commercially reasonable manner.

         "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

         "S&P Approved Ratings Threshold" means with respect to (i) Bear Stearns, a counterparty rating of "A+" or above and (ii) with respect to any other entity (or its guarantor), a short-term unsecured and unsubordinated debt rating from S&P of "A-1" or above, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of "A+ or above.

         "S&P First Level Downgrade" means that no Relevant Entity satisfies the S&P Approved Rating Threshold.

Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 21 of 35


         "S&P Required Ratings Threshold" means with respect to (i) Bear Stearns, a counterparty rating of "BBB" or above and (ii) with respect to any other entity (or its guarantor), a long-term unsecured and unsubordinated debt rating from S&P of "BBB-" or above.

         "S&P Second Level Downgrade" means that no Relevant Entity satisfies the S&P Required Rating Thresholds.

(r) Agent and Custodian for Counterparty. Bear Stearns acknowledges that Counterparty has appointed Swap Administrator as its agent under Swap Administration Agreement and as its Custodian under the Credit Support Annex to carry out certain functions on behalf of Counterparty, and that Swap Administrator shall be entitled to give notices and to perform and satisfy the obligations of Counterparty hereunder on behalf of Counterparty.

(s) Rating Agency Notifications. Except as otherwise provided herein, no Early Termination Date shall be effectively designated hereunder shall be made by either party unless each Rating Agency has been given prior written notice of such designation.

         NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BEAR STEARNS IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 22 of 35



Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:      /s/ Annie Manevitz
     --------------------------------
     Name:   Annie Manevitz
     Title:  Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.



CITIBANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST WITH RESPECT TO BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-2



By:       /s/ Cirino Emanuele
     --------------------------------
     Name:   Cirino Emanuele
     Title:  Vice President



lm

Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 23 of 35



                                SCHEDULE I

(where for the purposes of (i) determining Floating Amounts, all such dates subject to adjustment in accordance with the Following Business Day
          Convention and (ii) determining Fixed Amounts, all such
                     dates subject to No Adjustment.)

                                                          Notional Amount
                                                          ---------------
       From and including       To but excluding               (USD)
       ------------------       ----------------               -----
         Effective Date             05/25/07              287,172,539.48
            05/25/07                06/25/07              275,756,831.78
            06/25/07                07/25/07              264,578,300.72
            07/25/07                08/25/07              251,593,790.21
            08/25/07                09/25/07              239,721,081.35
            09/25/07                10/25/07              227,116,330.19
            10/25/07                11/25/07              215,053,782.54
            11/25/07                12/25/07              206,112,607.91
            12/25/07                01/25/08              199,078,888.68
            01/25/08                02/25/08              191,133,036.05
            02/25/08                03/25/08              182,265,244.63
            03/25/08                04/25/08              173,137,682.43
            04/25/08                05/25/08              163,118,710.59
            05/25/08                06/25/08              153,068,752.41
            06/25/08                07/25/08              138,335,553.00
            07/25/08                08/25/08              127,582,121.16
            08/25/08                09/25/08              114,335,833.83
            09/25/08                10/25/08              100,362,892.69
            10/25/08                11/25/08               91,517,557.64
            11/25/08                12/25/08               78,848,905.30
            12/25/08                01/25/09               65,781,303.95
            01/25/09                02/25/09               56,803,868.22
            02/25/09                03/25/09               39,059,644.47
            03/25/09                04/25/09               36,902,492.63
            04/25/09                05/25/09               35,196,175.11
            05/25/09                06/25/09               33,592,764.06
            06/25/09                07/25/09               32,331,593.98
            07/25/09                08/25/09               31,132,065.47
            08/25/09                09/25/09               29,880,541.57
            09/25/09                10/25/09               28,419,873.08
            10/25/09                11/25/09               27,367,519.90
            11/25/09                12/25/09               25,927,711.01
            12/25/09                01/25/10               25,092,345.19
            01/25/10                02/25/10               23,490,450.13
            02/25/10                03/25/10               21,612,337.85
            03/25/10                04/25/10               20,699,763.57
            04/25/10                05/25/10               20,077,821.46
            05/25/10                06/25/10               19,474,452.77
            06/25/10                07/25/10               18,834,645.55
            07/25/10                08/25/10               18,268,449.09

Reference Number:  FXNSC9543
Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to Bear Stearns Asset Backed Securities Trust 2007-2
May 16, 2007
Page 24 of 35


            08/25/10                09/25/10               17,719,167.72
            09/25/10                10/25/10               17,186,298.45
            10/25/10                11/25/10               16,669,353.19
            11/25/10                12/25/10               16,167,858.32
            12/25/10                01/25/11               15,681,354.26
            01/25/11                02/25/11               15,172,520.87
            02/25/11                03/25/11               14,697,074.19
            03/25/11            Termination Date           14,227,652.87

                                     ANNEX A

UNILATERAL CSA SCHEDULE(1)

Pledgor: BEAR STEARNS FINANCIAL PRODUCTS INC. (the "Pledgor")
Secured Party: CITIBANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST WITH RESPECT TO BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-2 (the "Secured Party")

Paragraph 13.  Elections and Variables

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes no "additional obligations" within the meaning of Paragraph 12.

(b)  Credit Support Obligations.

     (i)  Delivery Amount, Return Amount and Credit Support Amount.

               (1) Delivery Amount. Paragraph 3(a) shall be amended by replacing the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" with the words "on each Valuation Date". The "Delivery Amount" with respect to Pledgor for any Valuation Date shall equal the greatest of:

               (A) the amount by which the S&P Collateral Amount exceeds the S&P Value on such Valuation Date of all Posted Credit Support held by the Secured Party;

               (B) the amount by which the Moody's First Level Collateral Amount exceeds the Moody's First Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party.

               (C) the amount by which the Moody's Second Level Collateral Amount exceeds the Moody's Second Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party.

               (2) "Return Amount" applicable to Secured Party for any Valuation Date shall equal the least of:

               (A) the amount by which the S&P Value on such Valuation Date of all Posted Credit Support held by the Secured Party exceeds the S&P Collateral Amount;

               (B) the amount by which the Moody's First Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party exceeds the Moody's First Level Collateral Amount.

               (C) the amount by which the Moody's Second Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party exceeds the Moody's Second Level Collateral Amount.

----------------------
(i) If currency hedge, update Moody's Collateral Amounts and Valuation
Percentages

               (3) "Credit Support Amount" shall be deleted in its entirety.

     (ii) Eligible Collateral. The items set forth on the Collateral Schedule attached as Schedule A hereto will qualify as "Eligible Collateral" for the party specified.

     (iii) Other Eligible Support. None

     (iv) Thresholds.

               (A) "Independent Amount" means: Pledgor: Not applicable. Secured
               Party: Not applicable.

               (B) "Threshold" means: Pledgor: Not applicable. Secured Party:
               Not applicable.

               (C) "Minimum Transfer Amount" means USD100,000; provided, that if the aggregate Certificate Principal Balance of Certificates rated by S&P is less than USD 50,000,000, the "Minimum Transfer Amount" shall mean USD 50,000.

               (D) Rounding. The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)  Valuation and Timing.

     (i)  "Valuation Agent" means Pledgor.

     (ii) "Valuation Date" means each Local Business Day(2).

     (iii) "Valuation Time" means the close of business on the Local Business Day in the city where the Valuation Agent is located immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

     (iv) "Notification Time" means 11:00 A.M. (New York time).

     (v) Transfer Timing and Calculations. Paragraphs 4(b) and 4(c) are hereby amended and restated in entirety as set forth below.

               "(b) Transfer Timing. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the Valuation Date; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day thereafter.

               (c) Calculations. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time

------------------------------
(ii) If not daily valuations, changes are required in the collateral amounts and valuation percentages on the applicable Valuation Date (or in the case of Paragraph 6(d), the Local Business Day following the day on which such relevant calculations are performed)."

(d) Conditions Precedent. There shall be no "Specified Condition" with respect to either party for purposes of this Annex.

(e)  Substitution

          (i) "Substitution Date" means (A) the Local Business Day on which the Secured Party receives the Substitute Credit Support, if notice of substitution is received by the Notification Time on such date, and (B) the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, if notice of substitution is received after the Notification Time.

          (ii) Consent of Secured Party for Substitution. Inapplicable.

     (iii) Amendment of Paragraph 4(d)(ii). Paragraph 4(d)(ii) is amended and restated in its entirety as set forth below:

                  "(ii) subject to Paragraph 4(a) of this Annex, the Secured Party will Transfer the items of Posted Credit Support specified by the Pledgor in its notice not later than the close of business on the Substitution Date, provided, however, that if the Secured Party shall not have received the Substitute Credit Support prior to 1:00 P.M. (New York time) on the Substitution Date, then the Secured Party shall Transfer the applicable items of Posted Credit Support not later than the close of business on the Local Business Day immediately following the day on which the Secured Party receives the Substitute Credit Support. Notwithstanding the foregoing, the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the Substitution Date equal to the Value of the Substitute Credit Support delivered by the Pledgor in exchange therefor."

(f)  Dispute Resolution.

     (i) "Resolution Time" means 12:00 noon, New York time, on the Local Business Day for both parties following the date the Disputing Party gives notice of a dispute pursuant to Paragraph 5.

     (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), disputes over the Value of Posted Credit Support will be resolved by the Valuation Agent seeking bid-side quotations as of the relevant Recalculation Date or date of Transfer, as applicable, from three parties that regularly act as dealers in the securities in question. The Value will be the arithmetic mean of the quotations obtained by the Valuation Agent, multiplied by the applicable Valuation Percentage, if any. If no quotations are available for a particular security, then the Valuation Agent's original calculation of Value thereof will be used for that security.

     (iii) Alternative. Subject to item (iv) below, the provisions of Paragraph 5 will apply.

     (iv) Modification of Paragraph 5. The introductory paragraph of Paragraph 5 shall be amended and restated to read in its entirety as follows:

               "If a party (a `Disputing Party') disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or
               (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then:

               (A) the Disputing Party will (x) notify the other party and, if applicable, the Valuation Agent of the amount it is disputing, (y) indicate what it believes the correct amount to be and (z) provide a statement showing, in reasonable detail, how it arrived at such amount and the appropriate party will deliver the undisputed amount to the other party not later than (i) (a) the close of business on the Valuation Date, if the demand made under Paragraph 3 in the case of (I) above is made by the Notification Time, or (b) the close of business of the Local Business Day following the date on which the demand is made under Paragraph 3 in the case of (I) above, if such demand is made after the Notification Time, or (ii) the close of business of the date of Transfer, in the case of (II) above;

               (B) the parties will consult with each other and provide such information as the other party shall reasonably request in an attempt to resolve the dispute; and

               (C) if they fail to resolve the dispute by the Resolution Time, then:"

(g)  Holding and Using Posted Collateral.

(i)  Eligibility to Hold Posted Collateral; Custodians.

          (1) The Secured Party and its Custodian (if any) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b), provided that the following conditions applicable to it are satisfied:

                  (A) it is not a Defaulting Party;

                  (B) Posted Collateral consisting of Cash or certificated securities that cannot be paid or delivered by book-entry may be held only in any state of the United States which has adopted the Uniform Commercial Code;

                  (C) the short-term rating of any Custodian shall be at least "A-1" by S&P

          (2) There shall be no Custodian for Pledgor.

          (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Secured Party and Secured Party will not have any right to use the Posted Collateral or take any action specified in Paragraph 6(c); provided, however, if Posted Collateral is delivered in book-entry form, the Secured Party and its Custodian shall have the rights specified in Paragraph 6(c)(ii).

(h)  Distributions and Interest Amount.

          (i) Interest Rate. The "Interest Rate" will be the "Federal Funds (Effective)" rate as such rate is displayed on Telerate page 118 for such day under the caption "Effective".

          (ii) Amendment of Paragraph 6(d)(i) - Distributions. Clause (d)(i) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

               "(i) Distributions. Subject to Paragraph 4(a), if Secured Party receives Distributions on a Local Business Day, it will Transfer to Pledgor not later than the following Local business Day any Distributions it receives to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). "

          (iii) Amendment of Paragraph 6(d)(ii) - Interest Amount. Clause
               (d)(ii) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

               "(ii) Interest Amount. In lieu of any interest, dividends or other amounts paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor on the 20th day of each calendar month (or if such day is not a Local Business Day, the next Local Business Day) the Interest Amount. Any Interest Amount or portion thereof that has been received by the Secured Party and not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2. For purposes of calculating the Interest Amount the amount of interest calculated for each day of the interest period shall be compounded monthly." Secured Party shall not be obligated to transfer any Interest Amount unless and until it has received such amount.


(i)  Demands and Notices.

     All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement.

(j)  Addresses for Transfers.

          Pledgor:        To be provided in writing by Pledgor to Secured Party.

          Secured Party:  To be provided in writing by Secured Party to Pledgor.

(k)  Other Provision(s).

          (i) Amendment of Paragraph 7 - Events of Default. Clause (iii) of Paragraph 7 shall not apply to Secured Party.

          (ii) Non-Reliance. Notwithstanding the obligations of the Secured Party under Paragraph 6(a), and without limiting the generality of the final sentence of Paragraph 6(a), each party, as Pledgor, acknowledges that it has the means to monitor all matters relating to all valuations, payments, defaults and rights with respect to Posted Collateral without the need to rely on the other party, in its capacity as Secured Party, and that, given the provisions of this Annex on substitution, responsibility for the preservation of the rights of the Pledgor with respect to all such matters is reasonably allocated hereby to the Pledgor.

     (iii) Agreement as to Single Secured Party and Pledgor. Each of Pledgor and Secured Party agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b) or Paragraph 2 or the definitions in Paragraph 12, (a) the term "Secured Party" as used in this Annex means only Secured Party, (b) the term "Pledgor" as used in this Annex means only Pledgor, (c) only Pledgor makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Pledgor will be required to make Transfers of Eligible Credit Support hereunder.

     (iv) Supplemental Interest Trust Trustee and Swap Administrator. The Supplemental Interest Trust Trustee and the Swap Administrator are hereby authorized to (i) make demands on behalf of the Secured Party pursuant to Paragraph 3 hereunder and (ii) provide notice on behalf of the Secured Party pursuant to Paragraph 7 hereunder.

     (v) Collateral Account. Secured Party or Custodian shall at all times maintain all Posted Collateral in a segregated trust account.

     (vi) External Calculations. At any time at which Pledgor (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall (at its own expense) obtain external calculations of the Secured Party's Exposure from at least two Reference Market-makers on the last Local Business Day of each calendar month. Any determination of the S&P Collateral Amount shall be based on the greatest of the Secured Party's Exposure determined by the Valuation Agent and such Reference Market-makers. Such external calculation may not be obtained from the same Reference Market-maker more than four times in any 12-month period.

     (vii) Notice to S&P. At any time at which Pledgor (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party's Exposure and the Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks of the Secured Party's Exposure.

     (viii) Expenses. Pledgor shall be responsible for all reasonable costs and expenses incurred by Secured Party in connection with the Transfer of any Eligible Collateral under this Annex.

     (ix) Additional Defined Terms.

          "DV01" means, with respect to a Transaction and any date of determination, the sum of the estimated change in the Secured Party's Exposure with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner. The Valuation Agent shall, upon request of Secured Party, provide to Secured Party a statement showing in reasonable detail such calculation.

          "Moody's First Level Additional Collateralized Amount" means, with respect to any Transaction, the lesser of (x) the product of 15 and DV01 for such Transaction and such Valuation Date and (y) the product of (i) 2%, (ii) if a Scale Factor is specified in such Transaction, the Scale Factor (as defined in such Transaction) for such Transaction, or, if no Scale Factor is specified in such Transaction, 1 and (iii) the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date.

          "Moody's First Level Collateral Amount" means, (A) for any Valuation Date on which (I) a Moody's First Level Downgrade has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody's Second Level Downgrade has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (a) zero and
          (b) the sum of the Secured Party's aggregate Exposure for all Transactions and the aggregate of Moody's First Level Additional Collateralized Amounts for each Transaction and (B)for any other Valuation Date, zero.

          "Moody's First Level Value" means, for any date that the Moody's First Level Collateral Amount is determined and the Value of any Eligible Collateral or Posted Collateral that is a security, the bid price for such security obtained by the Valuation Agent multiplied by the Moody's First Level Valuation Percentage for such security set forth on Schedule A hereto.

          "Moody's Second Level Additional Collateralized Amount" means, with respect to any Transaction,

             (1) if such Transaction is not a Transaction-Specific Hedge, the lesser of (i) the product of the 50 and DV01 for such Transaction and such Valuation Date and (ii) the product of (x) 8%, (y) if a Scale Factor is specified in such Transaction, the Scale Factor (as defined in such Transaction) for such Transaction, or, if no Scale Factor is specified in such Transaction, 1 and (z) the Notional Amount for such Transaction for the Calculation Period (as defined in the related Transaction) which includes such Valuation Date; or

             (2) if such Transaction is a Transaction-Specific Hedge, the lesser of (i) the product of the 65 and DV01 for such Transaction and such Valuation Date and (ii) the product of (x) 10%, (y) if a Scale Factor is specified in such Transaction, the Scale Factor (as defined in such Transaction) for such Transaction, or, if no Scale Factor is specified in such Transaction, 1 and (z) the Notional Amount for such Transaction for the Calculation Period (as defined in the related Transaction) which includes such Valuation Date.

          "Moody's Second Level Collateral Amount" means, (A) for any Valuation Date on which it is the case that a Moody's Second Level Downgrade has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the Next Payments for all Next Payment Dates and (c) the sum of the Secured Party's aggregate Exposure and the aggregate of Moody's Second Level Additional Collateralized Amounts for each Transaction and (B) for any other Valuation Date, zero.

          "Moody's Second Level Value" means, for any date that the Moody's Second Level Collateral Amount is determined and the Value of any Eligible Collateral or Posted Collateral that is a security, the bid price for such security obtained by the Valuation Agent multiplied by the Moody's Second Level Valuation Percentage for such security set forth on Schedule A hereto.

          "Next Payment" means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by the Pledgor pursuant to Section 2(a) on such Next Payment Date less any payments due to be made by the Secured Party under Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

          "Next Payment Date" means the next scheduled payment date under any Transaction.

          "Remaining Weighted Average Maturity" means, with respect to a Transaction, the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

          "S&P Collateral Amount" means, (A) for any Valuation Date on which a S&P First Level Downgrade has occurred and been continuing for at least 30 days or on which a S&P Second Level Downgrade has occurred and is continuing, an amount equal to the sum of (1) 100.0% of the Secured Party's Exposure for such Valuation Date and (2) the product of (x) the Volatility Buffer for each Transaction, (y) if a Scale Factor is specified in such Transaction, the Scale Factor (as defined in such Transaction) for such Transaction, or, if no Scale Factor is specified in such Transaction, 1 and (z) the Notional Amount of such Transaction for the Calculation Period (as defined in the related Transaction) of such Transaction which includes such Valuation Date, or (B) for any other Valuation Date, zero.

          "S&P Value" means, for any date that the S&P Collateral Amount is determined and the Value of any Eligible Collateral or Posted Collateral that is a security, the bid price for such security obtained by the Valuation Agent multiplied by the S&P Valuation Percentage for such security set forth on Schedule A hereto.

          "Transaction-Specific Hedge" means any Transaction that is a cap, floor or swaption or a Transaction in respect of which (x) the notional amount of the interest rate swap is "balance guaranteed" or
          (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

          "Volatility Buffer" means, for any Transaction, the related percentage set forth in the following table:


          ----------------------------------------------------------------------
          The higher of the     Remaining   Remaining    Remaining    Remaining
          S&P short-term         Weighted   Weighted     Weighted      Weighted
          credit rating of (i)   Average     Average      Average      Average
          Pledgor and (ii) the   Maturity   Maturity     Maturity     Maturity
          Credit Support         up to 3     up to 5     up to 10     up to 30
          Provider of Pledgor,   years       years         years        years
          if applicable
          ----------------------------------------------------------------------
          "A-2" or higher            2.75%     3.25%      4.00%        4.75%
          ----------------------------------------------------------------------
          "A-3"                      3.25%     4.00%      5.00%        6.25%
          ----------------------------------------------------------------------
          "BB+" or lower             3.50%     4.50%      6.75%        7.50%
          ----------------------------------------------------------------------

     IN WITNESS WHEREOF, the parties have executed this Annex on the respective dates specified below with effect from the date specified on the first page of this document.

BEAR STEARNS FINANCIAL PRODUCTS INC.   CITIBANK, N.A., NOT IN ITS INDIVIDUAL
                                       CAPACITY, BUT SOLELY AS SUPPLEMENTAL
                                       INTEREST TRUST TRUSTEE ON BEHALF OF THE
                                       SUPPLEMENTAL INTEREST TRUST WITH RESPECT
                                       TO BEAR STEARNS ASSET BACKED SECURITIES
                                       TRUST 2007-2



By:      /s/ Annie Manevitz            By:    /s/  Cirino Emanuele
     ------------------------------         ------------------------------
     Name:  Annie Manevitz                   Name:  Cirino Emanuele
     Title: Authorized Signatory             Title: Vice President

                                                                      SCHEDULE A

                               COLLATERAL SCHEDULE

The Moody's First Level Valuation Percentages shall be used in determining the Moody's First Level Collateral Amount.

The Moody's Second Level Valuation Percentages shall be used in determining the Moody's Second Level Collateral Amount.

The S&P Valuation Percentages shall be used in determining the S&P Collateral Amount.

---------------------------------------------- ------------------------------------------------------------------------------------
  ISDA Collateral Asset                          Moody's First Level     Moody's Second Level                S&P
 Definition (ICAD) Code   Remaining Maturity    Valuation Percentage     Valuation Percentage        Valuation Percentage
---------------------------------------------- ------------------------------------------------------------------------------------
---------------------------------------------- ------------------------------------------------------------------------------------
         US-CASH                 N/A                    100%                     100%                         100%
         EU-CASH                 N/A                     98%                      94%                         92.5%
         GB-CASH                 N/A                     98%                      95%                         94.1%
---------------------------------------------- ------------------------------------------------------------------------------------
---------------------------------------------- ------------------------------------------------------------------------------------
        US-TBILL
        US-TNOTE
        US-TBOND
      (fixed rate)             < 1 Year                 100%                     100%                         98.9%
                             1 to 2 years               100%                      99%                        98.0%
                             2 to 3 years               100%                      98%                        97.4%
                             3 to 5 years               100%                      97%                        95.5%
                             5 to 7 years               100%                      96%                        93.7%
                            7 to 10 years               100%                      94%                        92.5%
                            10 to 20 years              100%                      90%                        91.1%
                              > 20 years                100%                      88%                        88.6%
---------------------------------------------- ------------------------------------------------------------------------------------
---------------------------------------------- ------------------------------------------------------------------------------------
        US-TBILL
        US-TNOTE
        US-TBOND
     (floating rate)        All Maturities              100%                      99%                Not Eligible Collateral
---------------------------------------------- ------------------------------------------------------------------------------------
---------------------------------------------- ------------------------------------------------------------------------------------
      GA-US-AGENCY             < 1 Year                 100%                      99%                         98.5%
      (fixed rate)
                             1 to 2 years               100%                      99%                        97.7%
                             2 to 3 years               100%                      98%                        97.3%
                             3 to 5 years               100%                      96%                        94.5%
                             5 to 7 years               100%                      93%                        93.1%
                            7 to 10 years               100%                      93%                        90.7%
                            10 to 20 years              100%                      89%                        87.7%
                              > 20 years                100%                      87%                        84.4%
---------------------------------------------- -----------------------------------------------------------------------------------
---------------------------------------------- ------------------------------------------------------------------------------------
      GA-US-AGENCY          All Maturities              100%                      98%                Not Eligible Collateral
     (floating rate)
---------------------------------------------- ------------------------------------------------------------------------------------
---------------------------------------------- ------------------------------------------------------------------------------------
                                                 Rated Aa3 or better      Rated Aa3 or better          Rated AAA or better
                                                    by Moody's               by Moody's                     by S&P
                             < 1 Year                    98%                      94%                         98.8%
 GA-EUROZONE-GOV (other     1 to 2 years                 98%                      93%                         97.9%
    than EU-CASH)           2 to 3 years                 98%                      92%                         97.1%
    (fixed rate)            3 to 5 years                 98%                      90%                         91.2%
                             5 to 7 years                98%                      89%                         87.5%
                            7 to 10 years                98%                      88%                         83.8%
                            10 to 20 years               98%                      84%                         75.5%
                              > 20 years                 98%                      82%                Not Eligible Collateral
---------------------------------------------- ------------------------------------------------------------------------------------
---------------------------------------------- ------------------------------------------------------------------------------------
 GA-EUROZONE-GOV (other                          Rated Aa3 or better      Rated Aa3 or better          Rated AAA or better
 than EU-CASH) (floating                              by Moody's               by Moody's                   by S&P
          rate)                All Maturities            98%                      93%                 Not Eligible Collateral
---------------------------------------------- ------------------------ ------------------------------------------------------------


---------------------------------------------- ------------------------ ------------------------------------------------------------
                               < 1 Year                  98%                        94%                Not Eligible Collateral
                             1 to 2 years                98%                        93%                Not Eligible Collateral
         GA-GB-GOV            2 to 3 years               98%                        92%                Not Eligible Collateral
  (other than GB-CASH)       3 to 5 years                98%                        91%                Not Eligible Collateral
      (fixed rate)           5 to 7 years                98%                        90%                Not Eligible Collateral
                            7 to 10 years                98%                        89%                Not Eligible Collateral
                            10 to 20 years               98%                        86%                Not Eligible Collateral
                              > 20 years                 98%                        84%                Not Eligible Collateral
---------------------------------------------- ------------------------ ------------------------------------------------------------
---------------------------------------------- ------------------------ ------------------------------------------------------------
        GA-GB-GOV
  (other than GB-CASH)      All Maturities               98%                        94%                Not Eligible Collateral
     (floating rate)
---------------------------------------------- ------------------------ ------------------------------------------------------------

The ISDA Collateral Asset Definition (ICAD) Codes used in this Collateral Schedule shall have the meanings set forth in the Collateral Asset Definitions (First Edition - June 2003) as published and copyrighted in 2003 by the International Swaps and Derivatives Association, Inc.

                                    EXHIBIT A

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC

                                 TERMS AGREEMENT

                                                             Dated: May 14, 2007

To:                            BEAR STEARNS ASSET BACKED SECURITIES I LLC
Re:                            Underwriting Agreement, dated as of April 13,
                               2006 (the "Underwriting Agreement")

Underwriter:                   Bear, Stearns & Co. Inc.

Series Designation:            Bear Stearns Asset Backed Securities Trust 2007-2

Class Designation Schedule of the Certificates: Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3,
Class M-4, Class M-5, Class M-6 and Class M-7


Terms of the Certificates:

Class               Certificate Principal Balance             Pass-Through Rate
-----               -----------------------------             -----------------
A-1                 $135,784,000                              Adjustable
A-2                 $33,145,000                               Adjustable
A-3                 $30,549,000                               Adjustable
M-1                 $27,255,000                               Adjustable
M-2                 $7,366,000                                Adjustable
M-3                 $12,817,000                               Adjustable
M-4                 $6,188,000                                Adjustable
M-5                 $6,188,000                                Adjustable
M-6                 $5,451,000                                Adjustable
M-7                 $11,049,000                               Adjustable

The Certificates purchased by the Underwriter will be offered from time to time by the Underwriter in negotiated transactions at varying prices to be determined at the time of sale.

Defined Terms: Terms not otherwise defined herein shall have the meanings given to such terms in the Pooling and Servicing Agreement dated as of April 1, 2007, among Bear Stearns Asset Backed Securities I LLC, as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, EMC Mortgage Corporation, as sponsor and Citibank, N.A., as trustee.

Form of Certificates Being Purchased by the Underwriter: Book-Entry.

Distribution Dates: The 25th day of each month or, if such 25th day is not a business day, the next succeeding business day beginning in May, 2007.

Certificate Rating for the Certificates Being Purchased by the Underwriter:

Class                                                             Ratings
-----                                                             -------
                                                                S&P    Moody's
                                                                ---    -------
A-1                                                             AAA     Aaa
A-2                                                             AAA     Aaa
A-3                                                             AAA     Aaa
M-1                                                              AA     Aa2
M-2                                                             AA-     Aa3
M-3                                                              A       A2
M-4                                                              A-      A3
M-5                                                             BBB+    Baa1
M-6                                                             BBB     Baa2
M-7                                                             BBB-    Baa3

Mortgage Assets: The Mortgage Loans to be included in the Trust Fund are as described in Annex A hereto

Purchase Price: The aggregate purchase price payable by the Underwriter for the Certificates covered by this Agreement will be $ * (plus $ * in accrued interest).

Credit Enhancement: As described in the related Prospectus Supplement.

Closing Date: May 16, 2007.




________________________

*Contact Bear Stearns for pricing information.

The undersigned, as Underwriters, agree, subject to the terms and provisions of the above-referenced Underwriting Agreement, which is incorporated herein in its entirety and made a part hereof, to purchase the respective principal amounts of the Classes of the above-referenced Series of Certificates as set forth herein.


                                         BEAR, STEARNS & CO. INC.



                                         By: /s/ Mary Haggerty
                                             -------------------
                                         Name:   Mary P. Haggerty
                                         Title:  Vice President


                                         Accepted:

                                         BEAR STEARNS ASSET BACKED
                                         SECURITIES I LLC



                                         By: /s/ Baron Silverstein
                                             ---------------------
                                         Name:   Baron Silverstein
                                         Title:  Vice President